UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under Rule 14a-12

Qorvo, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No Fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

&
TRANSACTION PROPOSED-YOUR VOTE IS VERY IMPORTANT
Dear Stockholders of Skyworks and Qorvo (each as defined below):
On behalf of the board of directors of each of Skyworks Solutions, Inc. (“Skyworks”) and Qorvo, Inc. (“Qorvo”), we are pleased to enclose the accompanying joint proxy statement/prospectus relating to the proposed combination of Skyworks and Qorvo. We are requesting that you take certain actions as a holder of Skyworks Common Stock and/or Qorvo Common Stock (each as defined below), as more fully described in this joint proxy statement/prospectus.
Each of the boards of directors of Skyworks and Qorvo has unanimously approved and declared advisable the Agreement and Plan of Merger, dated as of October 27, 2025 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Skyworks, Comet Acquisition Corp. (“Merger Sub I”), a Delaware corporation and a direct wholly-owned subsidiary of Skyworks, Comet Acquisition II, LLC (“Merger Sub II”), a Delaware limited liability company and a direct wholly-owned subsidiary of Skyworks, and Qorvo. Upon the terms and subject to the conditions of the Merger Agreement, which are more fully described in the accompanying joint proxy statement/prospectus, Skyworks and Qorvo will combine through (a) the merger of Merger Sub I with and into Qorvo (the “First Merger”), with Qorvo continuing as the surviving corporation in the First Merger and a wholly-owned subsidiary of Skyworks (the “Surviving Corporation”), and (b) immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the merger of the Surviving Corporation with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving entity in the Second Merger and a wholly-owned subsidiary of Skyworks.
If the Mergers are consummated, Qorvo stockholders will be entitled to receive (a) 0.960 shares (the “Exchange Ratio”) of Skyworks Common Stock, par value $0.25 per share (“Skyworks Common Stock”), without interest, and (b) $32.50 in cash, without interest (the “Per Share Cash Amount”), subject to applicable withholding taxes, for each share of Qorvo Common Stock, par value $0.0001 per share (“Qorvo Common Stock”), that they hold immediately prior to the effective time of the First Merger (the “Effective Time” and the foregoing clauses (a) and (b), together, the “Merger Consideration”). No fractional shares of Skyworks Common Stock will be issued in connection with the Mergers, and Qorvo stockholders will receive cash in lieu of any fractional shares of Skyworks Common Stock as more fully described in this joint proxy statement/prospectus and in the Merger Agreement. The Exchange Ratio is fixed and will not be adjusted to reflect stock price changes prior to the Effective Time. Skyworks stockholders will continue to own their existing shares of Skyworks Common Stock, the form of which will not be changed by the transaction.
Upon the consummation of the Mergers, it is anticipated that former Qorvo stockholders will own approximately 37% of the then outstanding Skyworks Common Stock and Skyworks stockholders will own the remaining 63%, based on the number of shares and stock-based awards of Skyworks and Qorvo outstanding as of December 15, 2025, the last practicable trading day before the date of the joint proxy statement/prospectus.
The value of the Merger Consideration to be received in exchange for each share of Qorvo Common Stock will fluctuate with the market value of Skyworks Common Stock until the Mergers are consummated. Based on Skyworks’ closing stock price on October 27, 2025, the implied value of the Merger Consideration was $105.31, which represents a premium of approximately 15.14% over the 30-trading-day volume weighted average trading price per share of Qorvo Common Stock on October 27, 2025, the last trading day prior to the announcement of the parties’ execution of the Merger Agreement. Based on Skyworks’ closing stock price on December 15, 2025, the last practicable trading day before the date of this joint proxy statement/prospectus, the implied value of the Merger Consideration was $96.22. The common stock of each of Skyworks and Qorvo is listed on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “SWKS” and “QRVO,” respectively. We urge you to obtain current market quotations for Skyworks Common Stock and Qorvo Common Stock.
Each of Skyworks and Qorvo will hold a special meeting of its stockholders in connection with the transactions contemplated by the Merger Agreement (the “Transactions”).

Skyworks’ special meeting of stockholders (the “Skyworks Special Meeting”) will be held virtually on February 11, 2026 at 11:30 AM, Pacific Time (unless it is adjourned or postponed to a later date), via live audio webcast at www.virtualshareholdermeeting.com/SWKS2026SM. The Skyworks Special Meeting will be held exclusively online via live audio webcast. At the Skyworks Special Meeting, Skyworks stockholders will be asked to consider and vote on the following matters: (a) a proposal to approve the issuance of Skyworks Common Stock in connection with the Mergers (the “Stock Issuance Proposal”) and (b) a proposal to adjourn the Skyworks Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Skyworks Special Meeting to approve the Stock Issuance Proposal or if quorum is not present at the Skyworks Special Meeting or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to Skyworks stockholders (the “Skyworks Adjournment Proposal”), in each case as more fully described in this joint proxy statement/prospectus. The Skyworks board of directors (the “Skyworks Board”) has unanimously approved and declared advisable the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, and unanimously recommends that Skyworks stockholders vote “FOR” the Stock Issuance Proposal and the Skyworks Adjournment Proposal.
Qorvo’s special meeting of stockholders (the “Qorvo Special Meeting”) will be held virtually on February 11, 2026 at 11:30 AM, Pacific Time (unless it is adjourned or postponed to a later date), via live audio webcast at www.virtualshareholdermeeting.com/QRVO2026SM. The Qorvo Special Meeting will be held exclusively online via live audio webcast. At the Qorvo Special Meeting, Qorvo stockholders will be asked to consider and vote on the following matters: (a) a proposal to adopt the Merger Agreement, and the transactions contemplated thereby, including the Mergers (the “Merger Agreement Proposal”); (b) a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the named executive officers of Qorvo in connection with the Transactions (the “Merger-Related Compensation Proposal”); and (c) a proposal to adjourn the Qorvo Special Meeting from time to time, if determined by the Qorvo board of directors (the “Qorvo Board”) or any committee thereof to be necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes at the time of the Qorvo Special Meeting to approve the Merger Agreement Proposal or if quorum is not present at the Qorvo Special Meeting or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to Qorvo stockholders (the “Qorvo Adjournment Proposal”). The Qorvo Board has unanimously approved and declared advisable the Merger Agreement and the Transactions, including the Mergers, and unanimously recommends that Qorvo stockholders vote “FOR” the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal.
The accompanying joint proxy statement/prospectus contains detailed information about Skyworks, Qorvo, the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance. In particular, see “Risk Factors” beginning on page 38. A copy of the Merger Agreement is attached as Annex A to the accompanying joint proxy statement/prospectus. We encourage you to read the accompanying joint proxy statement/prospectus and its annexes, including the Merger Agreement, carefully and in their entirety. You may also obtain information about Skyworks and Qorvo from the U.S. Securities and Exchange Commission (the “SEC”).
Your vote is very important regardless of the number of shares of Skyworks Common Stock or Qorvo Common Stock that you own. The Mergers cannot be consummated unless Skyworks stockholders approve the issuance of shares of Skyworks Common Stock pursuant to the Merger Agreement and Qorvo stockholders approve the adoption of the Merger Agreement.
Whether or not you plan to attend your respective company’s special meeting of stockholders, please submit your proxy as soon as possible to make sure that your shares are represented at that meeting.
Philip G. Brace President and Chief Executive Officer Skyworks Solutions, Inc.	Robert A. Bruggeworth President and Chief Executive Officer Qorvo, Inc.
Neither the SEC nor any state securities commission has approved or disapproved of the Transactions or the securities to be issued in connection with the Mergers, or determined if this joint proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
This joint proxy statement/prospectus is dated December 23, 2025, and is first being mailed to stockholders of Skyworks and Qorvo on or about December 23, 2025.

Skyworks Solutions, Inc.
5260 California Avenue
Irvine, California 92617
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 11, 2026
To the Stockholders of Skyworks Solutions, Inc. (“Skyworks”):
NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Skyworks (the “Skyworks Special Meeting”), will be held at 11:30 AM, Pacific Time, on February 11, 2026 via live audio webcast at www.virtualshareholdermeeting.com/SWKS2026SM. The Skyworks Special Meeting will be held exclusively online via live audio webcast.
We are pleased to notify you of, and invite you to attend, the Skyworks Special Meeting. At the Skyworks Special Meeting, Skyworks stockholders will be asked to consider and vote on the following matters:
1.
a proposal to approve the issuance of Skyworks common stock, par value $0.25 per share (“Skyworks Common Stock”), pursuant to the Agreement and Plan of Merger, dated as of October 27, 2025 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Skyworks, Qorvo, Inc., a Delaware corporation, Comet Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Skyworks, and Comet Acquisition II, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Skyworks, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this notice (the “Stock Issuance Proposal”); and

2.
a proposal to adjourn the Skyworks Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Skyworks Special Meeting to approve the Stock Issuance Proposal or if quorum is not present at the Skyworks Special Meeting or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to Skyworks stockholders (the “Skyworks Adjournment Proposal”).

Approval of the Stock Issuance Proposal is required to consummate the Transactions.
Skyworks will transact no other business at the Skyworks Special Meeting, except for business properly brought before the Skyworks Special Meeting or any adjournment or postponement thereof by or at the direction of the Skyworks board of directors (the “Skyworks Board”). The accompanying joint proxy statement/prospectus describes the matters to be considered at the Skyworks Special Meeting in more detail.
The Skyworks Board has set December 23, 2025 as the record date for the Skyworks Special Meeting for determining the Skyworks stockholders entitled to notice of and to vote at the Skyworks Special Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on December 23, 2025 are entitled to notice of, and to vote at, the special meeting.
You may listen to the live audio webcast of the Skyworks Special Meeting via the internet at www.virtualshareholdermeeting.com/SWKS2026SM. Instructions on how to participate in the Skyworks Special Meeting via live audio webcast are described in the accompanying joint proxy statement/prospectus and posted at www.virtualshareholdermeeting.com/SWKS2026SM.
Your vote is very important regardless of the number of shares of Skyworks Common Stock that you own. The transactions contemplated by the Merger Agreement cannot be consummated without approval of the Stock

Issuance Proposal by the affirmative vote of a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon, a quorum being present at the Skyworks Special Meeting, or any adjournment or postponement thereof. Whether or not you expect to participate in the Skyworks Special Meeting, Skyworks urges you to submit a proxy to have your shares voted as promptly as possible either: (a) via the internet at www.proxyvote.com (see enclosed proxy card for instructions); (b) by telephone (see enclosed proxy card for instructions); or (c) by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Skyworks Special Meeting. If your shares are held in “street name” by a bank, broker, nominee, trustee or other record holder, please follow the instructions on the voting instruction card furnished by such bank, broker, nominee, trustee or other record holder.
The Skyworks Board has unanimously approved and declared advisable the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, and unanimously recommends that you vote “FOR” the Stock Issuance Proposal and the Skyworks Adjournment Proposal.
The joint proxy statement/prospectus of which this notice is a part provides a detailed description of the Merger Agreement, the transactions contemplated thereby, including the Mergers and the Skyworks Stock Issuance, and the matters to be considered at the Skyworks Special Meeting. A summary of the Merger Agreement is included in the joint proxy statement/prospectus in the sections entitled “The Mergers” and “The Merger Agreement,” and a copy of the Merger Agreement is attached as Annex A to the joint proxy statement/prospectus, each of which are incorporated by reference into this notice to the same extent as if fully set forth herein. We encourage you to carefully read this joint proxy statement/prospectus (including the annexes thereto) and any other documents incorporated by reference herein in their entirety.
PLEASE VOTE YOUR SHARES PROMPTLY. YOU CAN FIND INSTRUCTIONS FOR VOTING ON THE ENCLOSED PROXY CARD. IF YOU HAVE QUESTIONS ABOUT THE MERGERS, THE STOCK ISSUANCE PROPOSAL, THE SKYWORKS ADJOURNMENT PROPOSAL OR VOTING YOUR SHARES, PLEASE CONTACT:
D.F. King & Co., Inc.
28 Liberty St, 53rd floor
New York, NY 10005
Stockholders may call toll-free: +1 (866) 416-0577
Banks and brokers may call collect: +1 (212)-434-0035
By Order of the Skyworks Board,
Philip G. Brace
President and Chief Executive Officer
Irvine, California
Dated: December 23, 2025

Qorvo, Inc.
7628 Thorndike Road
Greensboro, North Carolina 27409
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 11, 2026
To the Stockholders of Qorvo, Inc. (“Qorvo”):
On October 27, 2025, Qorvo, Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), and two (2) direct wholly-owned subsidiaries of Skyworks, Comet Acquisition Corp., a Delaware corporation (“Merger Sub I”), and Comet Acquisition II, LLC, a Delaware limited liability company (“Merger Sub II”), entered into the Agreement and Plan of Merger, dated as of October 27, 2025 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this notice. The Merger Agreement provides, among other things, for the combination of Qorvo with Skyworks through two (2) mergers: (a) the merger of Merger Sub I with and into Qorvo (the “First Merger”), with Qorvo continuing as the surviving corporation and a wholly-owned subsidiary of Skyworks (the “Surviving Corporation”); and (b) immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the merger of the Surviving Corporation with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving entity in the Second Merger and a wholly-owned subsidiary of Skyworks.
NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Qorvo (the “Qorvo Special Meeting”) will be held virtually at 11:30 AM, Pacific Time, on February 11, 2026 (unless it is adjourned or postponed to a later date), during which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, via live audio webcast at www.virtualshareholdermeeting.com/QRVO2026SM. The Qorvo Special Meeting will be held exclusively online via live audio webcast.
We are pleased to notify you of, and invite you to attend, the Qorvo Special Meeting. At the Qorvo Special Meeting, you will be asked to consider and vote on the following matters:
1.
a proposal to adopt the Merger Agreement and the transactions contemplated thereby, including the Mergers (the “Merger Agreement Proposal”);

2.
a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the named executive officers of Qorvo in connection with the Transactions (the “Merger-Related Compensation Proposal”); and

3.
a proposal to adjourn the Qorvo Special Meeting from time to time, if determined by the Qorvo board of directors (the “Qorvo Board”) or any committee thereof to be necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes at the time of the Qorvo Special Meeting to approve the Merger Agreement Proposal or if quorum is not present at the Qorvo Special Meeting or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to Qorvo stockholders (the “Qorvo Adjournment Proposal”).

Approval of the Merger Agreement Proposal is required to consummate the Transactions.
Qorvo will transact no other business at the Qorvo Special Meeting, except for business properly brought before the Qorvo Special Meeting or any adjournment or postponement thereof by or at the direction of the Qorvo Board. The accompanying joint proxy statement/prospectus describes the matters to be considered at the Qorvo Special Meeting in more detail.
The Qorvo Special Meeting will be held in virtual meeting format only. You will not be able to attend the meeting physically in person. To attend the Qorvo Special Meeting, you must be a stockholder on the record date. If you are a stockholder of record, to submit your proxy through the internet, you may vote your shares at www.proxyvote.com. You will need the control number found on your proxy card or voting instruction form. Instructions on how to participate in the Qorvo Special Meeting via live audio webcast are described in the accompanying joint proxy statement/prospectus and posted at www.virtualshareholdermeeting.com/QRVO2026SM. Beneficial stockholders who do not have a control number should follow the instructions provided on the voting instruction form provided by your bank, broker, nominee, trustee or other record holder. Beneficial owners that wish to vote at the Qorvo Special Meeting must obtain a legal proxy from their bank, broker, nominee or other record holder prior to the Qorvo Special Meeting and must have an electronic image (such as a .pdf file or scan) of the legal proxy with you if you are voting at the Qorvo Special Meeting.
The Qorvo Board has set December 23, 2025, as the record date for the Qorvo Special Meeting for determining the Qorvo stockholders entitled to notice of and to vote at the Qorvo Special Meeting and any adjournment or postponement thereof. Any stockholder of record entitled to vote at the Qorvo Special Meeting is entitled to appoint a proxy to vote on such stockholder’s behalf. Such proxy need not be a holder of Qorvo common stock, par value $0.0001 per share (“Qorvo Common Stock”).
Your vote is very important regardless of the number of shares of Qorvo Common Stock that you own. The transactions contemplated by the Merger Agreement cannot be consummated without approval of the Merger Agreement Proposal by the affirmative vote of the holders of a majority of the shares of Qorvo Common Stock outstanding and entitled to vote on the Merger Agreement Proposal at the Qorvo Special Meeting. To ensure you are represented at the Qorvo Special Meeting, please complete and return the enclosed proxy card or submit your proxy by telephone or through the internet. Please vote promptly whether or not you expect to attend the Qorvo Special Meeting. Submitting a proxy now will not prevent you from being able to vote virtually at the Qorvo Special Meeting.
The Qorvo Board has unanimously approved and declared advisable the Merger Agreement and approved the Transactions, including the Mergers, and unanimously recommends that you vote “FOR” the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal.
The joint proxy statement/prospectus of which this notice is a part provides a detailed description of the Merger Agreement, the transactions contemplated thereby, including the Mergers, and the other matters to be considered at the Qorvo Special Meeting. A summary of the Merger Agreement is included in the joint proxy statement/prospectus in the sections entitled “The Mergers” and “The Merger Agreement,” and a copy of the Merger Agreement is attached as Annex A to the joint proxy statement/prospectus. We encourage you to carefully read this joint proxy statement/prospectus (including the annexes thereto) and any other documents incorporated by reference therein in their entirety.
By Order of the Qorvo Board,
Robert A. Bruggeworth
President and Chief Executive Officer
Greensboro, North Carolina
December 23, 2025
PLEASE VOTE YOUR SHARES PROMPTLY. IF YOU ARE A RECORD HOLDER, YOU CAN FIND INSTRUCTIONS FOR VOTING ON THE ENCLOSED PROXY CARD. IF YOU HAVE QUESTIONS ABOUT THE MERGERS, THE MERGER AGREEMENT PROPOSAL, THE MERGER-RELATED COMPENSATION PROPOSAL, THE QORVO ADJOURNMENT PROPOSAL OR VOTING YOUR SHARES, PLEASE CONTACT:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: +1 (877) 750-9499
Banks and brokers may call collect: +1 (212) 750-5833

REFERENCES TO ADDITIONAL INFORMATION
This joint proxy statement/prospectus incorporates by reference important business and financial information about Skyworks and Qorvo from other documents that are not included in or delivered with this joint proxy statement/prospectus. For a listing of the documents incorporated by reference into this joint proxy statement/prospectus and additional information, see “Where You Can Find More Information.”
You can obtain any of the documents incorporated by reference into this joint proxy statement/prospectus without charge by requesting them in writing or by telephone from D.F. King & Co., Inc., Skyworks’ proxy solicitor, or Innisfree M&A Incorporated, Qorvo’s proxy solicitor, at the following addresses and telephone numbers:
For Skyworks Stockholders: D.F. King & Co., Inc. 28 Liberty St, 53rd floor New York, NY 10005 Stockholders may call toll-free: +1 (866) 416-0577 Banks and brokers may call collect: +1 (212)-434-0035	For Qorvo Stockholders:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: +1 (877) 750-9499
Banks and brokers may call collect: +1 (212) 750-5833
You will not be charged for any of these documents that you request. To receive timely delivery of the documents in advance of your respective special meeting, you should make your request no later than February 4, 2026, which is five (5) business days prior to the applicable special meeting.
You may also obtain any of the documents incorporated by reference into this joint proxy statement/prospectus without charge through the SEC website at www.sec.gov. In addition, you may obtain copies of documents filed by Skyworks with the SEC by accessing Skyworks’ website at https://investors.skyworksinc.com. You may also obtain copies of documents filed by Qorvo with the SEC by accessing Qorvo’s website at https://ir.qorvo.com.
We are not incorporating the contents of the websites of the SEC, Skyworks, Qorvo or any other entity into this joint proxy statement/prospectus. We are providing the information about how you can obtain certain documents that are incorporated by reference into this joint proxy statement/prospectus at these websites only for your convenience.

ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS
Except where the context otherwise states, Skyworks has supplied all information contained in or incorporated by reference into this joint proxy statement/prospectus relating to Skyworks (including the annexes hereto), and Qorvo has supplied all information contained in or incorporated by reference into this joint proxy statement/prospectus relating to Qorvo (including the annexes hereto). Skyworks and Qorvo both contributed information relating to the Mergers.
This joint proxy statement/prospectus forms a part of a registration statement on Form S-4 (Registration No. 333-291947) filed by Skyworks with the SEC. It constitutes a prospectus of Skyworks under Section 5 of the Securities Act (as defined below) with respect to the shares of Skyworks Common Stock to be issued to Qorvo stockholders in connection with the Mergers. It also constitutes a proxy statement under Section 14(a) of the Exchange Act (as defined below) and a notice of meeting (a) with respect to the Skyworks Special Meeting at which Skyworks stockholders will consider and vote on the Stock Issuance Proposal and the Skyworks Adjournment Proposal, and (b) with respect to the Qorvo Special Meeting at which Qorvo stockholders will consider and vote on the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal.
You should rely only on the information contained in or incorporated by reference into this joint proxy statement/prospectus (including the annexes hereto). No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this joint proxy statement/prospectus (including the annexes hereto). You should not assume that the information included as annexes or contained in any document incorporated by reference herein is accurate as of any date other than the date of such document. Any statement contained in a document incorporated or deemed to be incorporated by reference into this joint proxy statement/prospectus will be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference into this joint proxy statement/prospectus modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this joint proxy statement/prospectus. Neither Skyworks nor Qorvo assumes any obligation to update the information contained in this joint proxy statement/prospectus (whether as a result of new information, future events or otherwise), except as required by applicable law. Neither the mailing of this joint proxy statement/prospectus to the stockholders of Skyworks or Qorvo, nor Skyworks or Qorvo taking of any actions contemplated hereby at any time, will create any implication to the contrary.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

i

DATES FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING	249
Skyworks	249
Qorvo	250
HOUSEHOLDING OF JOINT PROXY STATEMENT/PROSPECTUS	252
WHERE YOU CAN FIND MORE INFORMATION	253
Skyworks	253
Qorvo	253

DEFINED TERMS
Unless stated otherwise, when the following bolded terms and abbreviations appear in this joint proxy statement/prospectus, they have the meanings indicated below:
Acquisition Proposal	in the case of Qorvo, a Qorvo Acquisition Proposal and, in the case of Skyworks, a Skyworks Acquisition Proposal
Closing	the closing of the Mergers
Closing Date	the date on which the Closing occurs
Code	the Internal Revenue Code of 1986, as amended
Combined Company	Skyworks and the Skyworks subsidiaries (including Qorvo and the Qorvo subsidiaries), taken as a whole, after giving effect to the Mergers
DGCL	the General Corporation Law of the State of Delaware
Dissenting Shares	shares of Qorvo Common Stock held by a holder who has made a proper demand for appraisal of such shares of Qorvo Common Stock in accordance with Section 262 of the DGCL and who has otherwise complied with all applicable provisions of Section 262 of the DGCL, until such time as such holder fails to perfect, validly withdraws its demand for, or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL with respect to such shares
DLLCA	the Delaware Limited Liability Company Act
ERISA	the Employee Retirement Income Security Act of 1974, as amended
Exchange Act	the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder
GAAP	United States generally accepted accounting principles, applied on a consistent basis
HSR Act	the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder
Intervening Event	with respect to Qorvo, a Qorvo Intervening Event, and, with respect to Skyworks, a Skyworks Intervening Event
Merger Agreement	the Agreement and Plan of Merger, dated as of October 27, 2025, as may be amended, restated, supplemented or otherwise modified from time to time, among Qorvo, Inc., a Delaware corporation, Skyworks Solutions, Inc., a Delaware corporation, Comet Acquisition Corp., a Delaware corporation, and Comet Acquisition II, LLC, a Delaware limited liability company
Outside Date	11:59 p.m., Pacific Time, on April 27, 2027, or such other date agreed in writing by Skyworks and Qorvo, as such date may be extended in accordance with the Merger Agreement
Permanent Financing	the issuance and sale of senior unsecured notes pursuant to a registered public offering or a Rule 144A and/or other private placement in an aggregate principal amount of up to $1.5 billion
Qorvo Acquisition Proposal	any offer, inquiry, indication of interest or proposal (other than an offer or proposal by Skyworks) contemplating, involving or otherwise relating to a Qorvo Acquisition Transaction

Qorvo Acquisition Transaction	(a) any transaction or series of transactions (other than the Transactions) pursuant to which any person or “group” (as defined in the Exchange Act) acquires or would acquire, directly or indirectly, beneficial ownership (as defined in the Exchange Act) of more than fifteen percent (15%) of the outstanding shares of Qorvo Common Stock or other equity interests of Qorvo (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing more than fifteen percent (15%) of the outstanding shares of any class of voting securities of Qorvo, including pursuant to a stock purchase, merger, consolidation, tender offer, share exchange or similar transaction involving Qorvo, (b) any transaction or series of transactions pursuant to which any person or “group” (as defined in the Exchange Act) acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding equity interests of Qorvo subsidiaries and any entity surviving any merger or combination including any of them) of Qorvo or the Qorvo subsidiaries representing more than fifteen percent (15%) of the revenues, net income or assets (in each case, on a consolidated basis) of Qorvo and the Qorvo subsidiaries, taken as a whole, (c) any direct or indirect sale, lease, exchange, transfer, exclusive license (other than any Qorvo ordinary course license) or disposition of assets representing more than fifteen percent (15%) of the revenues, net income or assets (in each case, on a consolidated basis) of Qorvo and the Qorvo subsidiaries, taken as a whole, or (d) any other acquisition of a business or business combination transaction (including by stock purchase, merger, consolidation, tender offer, share exchange or similar transaction) involving (i) Qorvo which would result in any third party (or the stockholders of such third party) owning more than 15% of the total outstanding shares of voting securities of Qorvo or (ii) Qorvo or the Qorvo subsidiaries which would result in any third party owning assets of Qorvo or the Qorvo subsidiaries representing more than 15% of the revenues, net income or assets (in each case, on a consolidated basis) of Qorvo and the Qorvo subsidiaries, taken as a whole, that would reasonably be expected to prevent or materially delay the Transactions
Qorvo Intervening Event	a material event, fact, development or occurrence affecting the business, assets or operations of Qorvo (other than any event, fact, development or occurrence resulting from a material breach of the Merger Agreement by Qorvo) that is unknown and not reasonably foreseeable to the Qorvo Board as of October 27, 2025 (or, if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable to the Qorvo Board as of October 27, 2025) and becomes known to the Qorvo Board after October 27, 2025 and prior to the receipt of the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions (provided, however, that in no event shall any event, fact, development or occurrence resulting from or relating to any of the following give rise to a Qorvo Intervening Event: (a) the receipt, existence or terms of a Qorvo Acquisition Proposal; (b) the public announcement, execution, delivery or performance of the

Merger Agreement, the identity of Skyworks, or the public announcement, pendency or consummation of the transactions contemplated thereby (or the public announcement of any discussions among the parties related thereto); or (c) any change in the trading price or trading volume of the Qorvo Common Stock or Skyworks Common Stock (although for purposes of clarity, any underlying facts, events, changes, developments or set of circumstances, with respect to this clause (c) relating to or causing such change may be considered, along with the effects or consequences thereof))
Qorvo Superior Proposal	a bona fide written Qorvo Acquisition Proposal that was not solicited in violation of the non-solicitation covenant set forth in the Merger Agreement that, if consummated, would result in a person or group (or the stockholders of any person) owning, directly or indirectly, (a) more than fifty percent (50%) of the outstanding shares of Qorvo Common Stock, or (b) more than fifty percent (50%) of the assets of Qorvo and the Qorvo subsidiaries taken as a whole, in either case, which the Qorvo Board determines in good faith (after consultation with its legal counsel and financial advisor): (i) to be reasonably likely to be consummated on the terms proposed if accepted; and (ii) if consummated, would result in a transaction more favorable to Qorvo’s stockholders from a financial point of view than the Mergers, in each case, taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects of the proposal, all the terms and conditions of such proposal and the Merger Agreement, any changes to the terms of the Merger Agreement offered in writing by Skyworks in response to such Qorvo Acquisition Proposal, the identity of the person making the Qorvo Acquisition Proposal, the anticipated timing, conditions and the ability of the person making such Qorvo Acquisition Proposal to consummate the transactions contemplated by such Qorvo Acquisition Proposal, and that if such Qorvo Acquisition Proposal is to be financed, such financing is, at the time of the making of such Qorvo Acquisition Proposal, (A) fully committed or (B) the Qorvo Board has determined in good faith that it is reasonably likely to be obtained prior to the consummation of such Qorvo Acquisition Proposal.
Second Effective Time	the effective time of the Second Merger
Securities Act	the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder
Skyworks Acquisition Proposal	any offer, inquiry, indication of interest or proposal (other than an offer or proposal by Qorvo) contemplating, involving or otherwise relating to a Skyworks Acquisition Transaction
Skyworks Acquisition Transaction	(a) any transaction or series of transactions (other than the Transactions) pursuant to which any person or “group” (as defined in the Exchange Act) acquires or would acquire, directly or indirectly, beneficial ownership (as defined in the Exchange Act) of more than fifteen percent (15%) of the outstanding shares of Skyworks Common Stock or other equity interests of Skyworks (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing more than fifteen percent (15%) of the outstanding shares of any class of voting securities of Skyworks, including pursuant to a stock purchase, merger, consolidation, tender offer, share exchange or similar transaction involving Skyworks, (b) any transaction or series of transactions pursuant to which any person or “group” (as defined in the Exchange Act) acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding equity interests of Skyworks subsidiaries and any entity surviving any merger or combination including any of them) of Skyworks or the Skyworks subsidiaries representing more than fifteen percent (15%) of the revenues, net income or assets (in each case, on a consolidated basis) of Skyworks and the Skyworks subsidiaries, taken as a whole, (c) any direct or indirect sale, lease, exchange, transfer, exclusive license (other than any Skyworks ordinary course license) or disposition of assets representing more than fifteen percent (15%) of the revenues, net income or assets (in each case, on a consolidated basis) of Skyworks and the Skyworks subsidiaries, taken as a whole, or (d) any other acquisition of a business or business combination transaction (including by stock purchase, merger, consolidation, tender offer, share exchange or similar transaction) involving (i) Skyworks which would result in any third party (or the stockholders of such third party) owning more than 15% of the total outstanding shares of voting securities of Skyworks or (ii) Skyworks or the Skyworks subsidiaries which would result in any third party owning assets of Skyworks or the Skyworks subsidiaries representing more than 15% of the revenues, net income or assets (in each case, on a consolidated basis) of Skyworks and the Skyworks subsidiaries, taken as a whole, that would reasonably be expected to prevent or materially delay the Transactions.
Skyworks Bylaws	the Fourth Amended and Restated By-laws of Skyworks
Skyworks Certificate of Incorporation	the Restated Certificate of Incorporation of Skyworks, dated as of August 1, 2023, as amended
Skyworks Intervening Event	means a material event, fact, development or occurrence affecting the business, assets or operations of Skyworks (other than any event, fact, development or occurrence resulting from a material breach of the Merger Agreement by Skyworks) that is unknown and not reasonably foreseeable to the Skyworks Board as of October 27, 2025 (or, if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable to the Skyworks Board as of October 27, 2025) and becomes known to the Skyworks Board after October 27, 2025 and prior to the receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance (provided, however, that in no event shall any event, fact, development or occurrence resulting from or relating to any of the following give rise to a Skyworks Intervening Event: (a) the receipt, existence or terms of a Skyworks Acquisition Proposal; (b) the public announcement, execution, delivery or performance of the Merger Agreement, the identity of Qorvo, or the public announcement, pendency or consummation of the transactions contemplated thereby (or the public announcement of any discussions among the parties related thereto); or (c) any change in the trading price or trading volume of the Skyworks Common Stock or Qorvo Common Stock (although for purposes of clarity, any underlying facts, events, changes, developments or set of circumstances, with respect to this clause (c) relating to or causing such change may be considered, along with the effects or consequences thereof))
Skyworks Stock Issuance	the issuance of shares of Skyworks Common Stock pursuant to the Merger Agreement
Skyworks Superior Proposal	means a bona fide written Skyworks Acquisition Proposal that was not solicited in violation of the non-solicitation covenant set forth in the Merger Agreement that, if consummated, would result in a person or group (or the stockholders of any person) owning, directly or indirectly, (a) more than fifty percent (50%) of the outstanding shares of Skyworks Common Stock or (b) more than fifty percent (50%) of the assets of Skyworks and the Skyworks subsidiaries taken as a whole, in either case, which the Skyworks Board determines in good faith (after consultation with its legal counsel and financial advisor): (i) to be reasonably likely to be consummated on the terms proposed if accepted; and (ii) if consummated, would result in a transaction more favorable to Skyworks’ stockholders from a financial point of view than the Mergers, in each case, taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects of the proposal, all the terms and conditions of such proposal and the Merger Agreement, any changes to the terms of the Merger Agreement offered in writing by Qorvo in response to such Skyworks Acquisition Proposal, the identity of the person making the Skyworks Acquisition Proposal, the anticipated timing, conditions and the ability of the person making such Skyworks Acquisition Proposal to consummate the transactions contemplated by such Skyworks Acquisition Proposal, and that if such Skyworks Acquisition Proposal is to be financed, such financing is, at the time of the making of such Skyworks Acquisition Proposal, (A) fully committed or (B) the Skyworks Board has determined in good faith that it is reasonably likely to be obtained prior to the consummation of such Skyworks Acquisition Proposal
Superior Proposal	in the case of Qorvo, a Qorvo Superior Proposal and, in the case of Skyworks, a Skyworks Superior Proposal
Surviving Company	Merger Sub II as the surviving entity in the Second Merger

QUESTIONS AND ANSWERS ABOUT THE MERGERS AND THE SPECIAL MEETINGS
The following questions and answers are intended to address briefly some commonly asked questions regarding the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance. Skyworks and Qorvo urge you to read carefully this entire joint proxy statement/prospectus, including the annexes and the other documents referred to or incorporated by reference into this joint proxy statement/prospectus, because the information in this section does not provide all of the information that might be important to you.
About the Merger Agreement and the Mergers
Q:
What is the Merger Agreement and what are the Mergers?

A:
On October 27, 2025, Skyworks, Qorvo, Merger Sub I and Merger Sub II entered into the Merger Agreement. Upon the terms and subject to the conditions of the Merger Agreement, the parties thereto will consummate the Mergers. In the First Merger, Merger Sub I will merge with and into Qorvo, with Qorvo continuing as the Surviving Corporation and a wholly-owned subsidiary of Skyworks. Immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the Surviving Company and a wholly-owned subsidiary of Skyworks.

Q:
What will Qorvo stockholders receive in the Mergers?

A:
Pursuant to the Merger Agreement, in the First Merger, Qorvo stockholders will be entitled to receive (a) 0.960 shares of Skyworks Common Stock, without interest, and (b) $32.50 in cash, without interest, subject to applicable withholding taxes, for each share of Qorvo Common Stock that they own. No fractional shares of Skyworks Common Stock will be issued in connection with the Mergers, and Qorvo stockholders will be entitled to receive cash in lieu of any fractional shares of Skyworks Common Stock to which they otherwise would be entitled as more fully described in this joint proxy statement/prospectus and in the Merger Agreement. The Exchange Ratio is fixed and will not be adjusted to reflect stock price changes prior to the Effective Time.

For a description of the treatment of Qorvo equity awards in connection with the Mergers, see “The Merger Agreement — Treatment of Qorvo Equity Awards.”
Q:
What happens if the market price of Skyworks Common Stock or Qorvo Common Stock changes before the Effective Time and what is the value of the Merger Consideration?

A:
Changes in the market price of Skyworks Common Stock or Qorvo Common Stock at or prior to the Effective Time will not change the number of shares of Skyworks Common Stock that Qorvo stockholders will be entitled to receive because the Exchange Ratio is fixed at 0.960 shares of Skyworks Common Stock. The value of the Merger Consideration to be received in exchange for each share of Qorvo Common Stock will fluctuate with the market value of Skyworks Common Stock until the Mergers are consummated.

Based on Skyworks’ closing stock price on October 27, 2025, the last trading day prior to the announcement of the parties’ execution of the Merger Agreement, the implied value of the Merger Consideration was $105.31 per share, representing a 15.14% premium to Qorvo’s 30-trading-day volume weighted average trading price per share on October 27, 2025.
Based on Skyworks’ closing stock price on December 15, 2025, the last practicable trading day before the date of this joint proxy statement/prospectus, the implied value of the Merger Consideration was $96.22.
Q:
Are there any conditions to consummation of the Mergers?

A:
Yes. Consummation of the Mergers is conditioned on Skyworks stockholders approving the Stock Issuance Proposal, Qorvo stockholders approving the Merger Agreement Proposal, the receipt of required regulatory approvals and a number of other customary closing conditions that must be satisfied or waived before the Mergers can be consummated. For a description of all of the conditions to the Mergers, see “The Merger Agreement — Conditions to the Mergers.”
For Skyworks Stockholders
Q:
When and where is the Skyworks Special Meeting?

A:
The Skyworks Special Meeting will be held at 11:30 AM, Pacific Time, on February 11, 2026 (unless it is adjourned or postponed to a later date), via live audio webcast at www.virtualshareholdermeeting.com/SWKS2026SM. The Skyworks Special Meeting will be held exclusively online via live audio webcast.

Q:
What matters will be voted on at the Skyworks Special Meeting?

A:
Skyworks stockholders will be asked to consider and vote on the following proposals:

•
the Stock Issuance Proposal; and

•
the Skyworks Adjournment Proposal.

Q:
Who is entitled to vote at the Skyworks Special Meeting?

A:
The Skyworks record date is December 23, 2025 (the “Skyworks Record Date”). Only holders of record of Skyworks Common Stock as of the close of business on the Skyworks Record Date are entitled to notice of, and to vote at, the Skyworks Special Meeting, unless a new record date is set in connection with any adjournment or postponement of the Skyworks Special Meeting. Each Skyworks stockholder entitled to vote at the Skyworks Special Meeting is entitled to one (1) vote per share at the Skyworks Special Meeting. As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, there were 149,930,237 issued and outstanding shares of Skyworks Common Stock, and the issued and outstanding Skyworks Common Stock was held by approximately 7,156 stockholders of record.

Q:
How does the Skyworks Board recommend that I vote on the proposals?

A:
After careful consideration, on October 27, 2025, the Skyworks Board unanimously (a) determined that the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, are advisable, fair to and in the best interests of, Skyworks and its stockholders, (b) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Skyworks Stock Issuance, on the terms and subject to the conditions set forth therein, (c) subject to the terms of the Merger Agreement, resolved to recommend that Skyworks’ stockholders approve the Skyworks Stock Issuance pursuant to the Merger Agreement and the Skyworks Adjournment Proposal, and (d) directed that the Skyworks Stock Issuance be submitted to Skyworks’ stockholders for approval at the Skyworks Special Meeting. The Skyworks Board unanimously recommends that Skyworks stockholders vote “FOR” the Stock Issuance Proposal and the Skyworks Adjournment Proposal. For a summary of the factors considered by the Skyworks Board in reaching its decision to approve and declare advisable the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, see “The Mergers — Skyworks’ Reasons for the Mergers; Recommendation of the Skyworks Board of Directors.”

Q:
What will happen to my shares of Skyworks Common Stock?

A:
You will continue to own the same shares of Skyworks Common Stock that you owned prior to the effective time of the Mergers. As a result of the Skyworks Stock Issuance, however, the overall ownership percentage of the current Skyworks stockholders in the Combined Company will be diluted. See “Risk Factors — Risk Factors Relating to the Combined Company after Consummation of the Mergers — Skyworks stockholders and Qorvo stockholders will have a reduced ownership and voting interest after the Mergers and will exercise less influence over the policies of the Combined Company than they now have on the policies of Skyworks and Qorvo, respectively.”

Immediately following the consummation of the Mergers, it is anticipated that:
•
continuing Skyworks stockholders will own approximately 63% of the then outstanding Skyworks Common Stock, based on the number of shares and stock-based awards of Skyworks and Qorvo outstanding as of December 15, 2025, the last practicable trading day before the date of the joint proxy statement/prospectus; and

•
former Qorvo stockholders will own approximately 37% of the then outstanding Skyworks Common Stock, based on the number of shares and stock-based awards of Skyworks and Qorvo outstanding as of December 15, 2025, the last practicable trading day before the date of the joint proxy statement/prospectus.

Q:
Do the Skyworks directors and executive officers have any interests in the Mergers?

A:
In connection with the consummation of the Mergers, Skyworks’ directors and executive officers have interests in the Mergers that may be different from, or in addition to, those of the stockholders of Skyworks generally. The Skyworks Board was aware of these potential interests and considered them, among other things, in reaching its decision to approve and declare advisable the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance. Such potential interests are described in more detail in “The Mergers — Interests of Directors and Executive Officers in the Mergers — Interests of Skyworks Directors and Executive Officers in the Mergers.”

Q:
What constitutes a quorum at the Skyworks Special Meeting?

A:
The Skyworks Bylaws provide that the holders of a majority of the issued and outstanding stock of Skyworks entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Skyworks Board in its sole discretion, or represented by proxy, will constitute a quorum at the Skyworks Special Meeting. Shares present virtually during the Skyworks Special Meeting will be considered shares of Skyworks Common Stock represented in person at the meeting. Shares present at the Skyworks Special Meeting but abstaining from voting on any proposal will be counted as shares that are present for purposes of determining whether a quorum exists at the Skyworks Special Meeting. Since the Stock Issuance Proposal and the Skyworks Adjournment Proposal are each non-routine proposals, there will not be any “broker non-votes” at the Skyworks Special Meeting. If a quorum is initially present, the Skyworks stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Q:
What vote is required for Skyworks stockholders to approve the Stock Issuance Proposal?

A:
Assuming a quorum is present, approval of the Stock Issuance Proposal requires the affirmative vote of a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon. Only holders of record of Skyworks Common Stock at the close of business on the Skyworks Record Date will be entitled to vote on the Stock Issuance Proposal. As a result, assuming a quorum is present, shares present in person or by proxy at the Skyworks Special Meeting but abstaining from voting on the Stock Issuance Proposal will have the same effect as a vote cast “AGAINST” the Stock Issuance Proposal.

Q:
What vote is required for Skyworks stockholders to approve the Skyworks Adjournment Proposal?

A:
Assuming a quorum is present, approval of the Skyworks Adjournment Proposal requires the affirmative vote of a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon. As a result, assuming a quorum is present, shares present in person or by proxy at the Skyworks Special Meeting, but abstaining from voting on the Skyworks Adjournment Proposal, will have the same effect as a vote “AGAINST” the Skyworks Adjournment Proposal, while the failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder (assuming quorum is met) will have no effect on the Skyworks Adjournment Proposal. If a quorum is not present at the Skyworks Special Meeting, then the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the Skyworks Adjournment Proposal have the power to adjourn. Under this standard, assuming a quorum is not present, then shares present in person or by proxy at the Skyworks Special Meeting, but abstaining from voting on the Skyworks Adjournment Proposal will have the same effect as a vote “AGAINST” the Skyworks Adjournment Proposal, while the failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder (assuming quorum is met) will have no effect on the Skyworks Adjournment Proposal. The vote on the Skyworks Adjournment Proposal is separate and apart from the vote to approve the Stock Issuance Proposal and is not a condition to the consummation of the Mergers.
Q:
Is my vote at the Skyworks Special Meeting important and how are votes counted at the Skyworks Special Meeting?

A:
Yes, your vote is very important. If you do not submit a proxy or attend the Skyworks Special Meeting in person, it will be more difficult for us to obtain the necessary quorum to hold the Skyworks Special Meeting.

For the Stock Issuance Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For purposes of the Stock Issuance Proposal, assuming a quorum is present, attending the meeting in person or submitting a proxy, but in either case abstaining from voting, will have the same effect as a vote cast “AGAINST” the Stock Issuance Proposal. Assuming a quorum is present, the failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder will have no effect on the outcome of the Stock Issuance Proposal.
For the Skyworks Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For purposes of the Skyworks Adjournment Proposal, whether or not a quorum is present, attending the meeting in person or submitting a proxy, but in either case abstaining from voting, will have the same effect as a vote cast “AGAINST” the Skyworks Adjournment Proposal, while the failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder will have no effect on the Skyworks Adjournment Proposal.
Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Stock Issuance Proposal and the Skyworks Adjournment Proposal.
Q:
What happens if I sell my Skyworks Common Stock before the Skyworks Special Meeting?

A:
The Skyworks Record Date is earlier than the date of the Skyworks Special Meeting. If you sell your shares of Skyworks Common Stock after the Skyworks Record Date but before the date of the Skyworks Special Meeting, you will retain any right to vote at the Skyworks Special Meeting.

Q:
How do I submit a proxy or vote my shares at the Skyworks Special Meeting?

A:
You may submit your proxy by telephone, through the internet or by mailing the enclosed proxy card, or you may vote virtually at the Skyworks Special Meeting by attending the live audio webcast at www.virtualshareholdermeeting.com/SWKS2026SM. If you hold your shares in more than one (1) account, please be sure to submit a proxy for each proxy card you receive.

To submit your proxy by telephone, call 1-800-690-6903. In order to vote your shares by telephone, you will need the sixteen (16)-digit control number included on your enclosed proxy card (which is unique to each Skyworks stockholder to ensure all voting instructions are genuine and to prevent duplicate voting).
To submit your proxy through the internet, you may vote your shares at www.proxyvote.com. In order to vote your shares through the internet, you will need the sixteen (16)-digit control number included on your enclosed proxy card.

If you choose to submit your proxy through the internet or by telephone, your proxy must be received by 8:59 p.m. Pacific Time on February 10, 2026 in order to be counted at the Skyworks Special Meeting.
To vote during the live audio webcast, follow the instructions available on the Skyworks Special Meeting website at www.virtualshareholdermeeting.com/SWKS2026SM. The Skyworks Special Meeting will be held exclusively online via live audio webcast. To be admitted to the live audio webcast, you must provide your sixteen (16)-digit control number. We recommend you submit your vote by proxy prior to the date of the Skyworks Special Meeting even if you plan to attend the meeting virtually via the internet.
If you hold shares of Skyworks Common Stock directly in your name as a stockholder of record, you may vote by mail by completing, signing, dating and returning your enclosed proxy card in the accompanying pre-addressed envelope no later than the close of business on February 10, 2026 in order for your vote to be counted at the Skyworks Special Meeting.
If you hold your shares of Skyworks Common Stock in “street name” through a bank, broker, nominee, trustee or other record holder, you may vote by mail by completing, signing, and dating the voting instruction form provided by your bank, broker, nominee, trustee or other record holder and returning it in the accompanying pre-addressed envelope. You will also receive separate voting instructions from your bank, broker, nominee, trustee or other record holder for voting during the live audio webcast. Additionally, you may vote through the internet or by telephone only if internet or telephone voting is made available by your bank, broker, nominee, trustee or other record holder. You must follow the voting instructions provided by your bank, broker, nominee, trustee or other record holder in order to instruct your bank, broker, nominee, trustee or other record holder on how to vote your shares of Skyworks Common Stock. Your bank, broker, nominee, trustee or other record holder must receive your voting instruction form in sufficient time to vote your shares at the Skyworks Special Meeting.
Q:
If my Skyworks shares are held in “street name” by my bank, broker, nominee, trustee or other record holder, will my bank, broker, nominee, trustee or other record holder vote my shares for me at the Skyworks Special Meeting?

A:
No. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the proxyvote.com website, then you may access, participate in and vote at the Skyworks Special Meeting with the sixteen (16)-digit control number indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their bank, broker, nominee, trustee or other record holder (preferably at least five (5) days before the Skyworks Special Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Skyworks Special Meeting.

Q:
How can I revoke or change my vote at the Skyworks Special Meeting?

A:
Any proxy given pursuant to this solicitation may be revoked by the stockholder giving it at any time before it is voted at the Skyworks Special Meeting. Proxies may be revoked by (a) delivering to the Secretary of Skyworks, before the taking of the vote at the Skyworks Special Meeting, a written notice of revocation bearing a date later than the proxy, (b) duly completing and delivering a later-dated proxy relating to the same shares before the taking of the vote at the Skyworks Special Meeting using any of the methods contemplated herein or (c) attending the Skyworks Special Meeting online and voting (although virtual attendance at the Skyworks Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy delivered by mail should be delivered to Skyworks’ executive offices at Skyworks Solutions, Inc., 5260 California Avenue, Irvine, CA 92617, Attention: Secretary, before the taking of the vote at the Skyworks Special Meeting. If you vote your shares through the internet or by telephone prior to the Skyworks Special Meeting, only your latest internet or telephone vote submitted prior to the Skyworks Special Meeting will be counted at the Skyworks Special Meeting.

Q:
Will a proxy solicitor be used by Skyworks in connection with the Skyworks Special Meeting?

A:
Yes. Skyworks has engaged D.F. King &Co., Inc. to assist in the solicitation of proxies for the Skyworks Special Meeting, and Skyworks has agreed to pay them an estimated fee of $25,000, plus their reasonable out-of-pocket expenses incurred in connection with the solicitation.

Q:
How can I vote the shares of Skyworks Common Stock that I hold through Skyworks’ 401(k) Savings and Retirement Plan?

A:
If you are a participant in the Skyworks 401(k) Savings and Retirement Plan (the “Skyworks 401(k) Plan”), you will receive an instruction card for the shares of Skyworks Common Stock you own through the Skyworks 401(k) Plan. That instruction card will serve as a voting instruction card for the trustee of the Skyworks 401(k) Plan, and your shares of Skyworks Common Stock will be voted as you instruct.

Q:
Am I entitled to exercise appraisal rights in respect of my Skyworks shares?

A:
No. Skyworks stockholders are not entitled to any appraisal rights in connection with the Transactions. For information about appraisal rights available to Qorvo stockholders in respect of their Qorvo shares, see “The Mergers — Appraisal Rights in the Mergers.”

Q:
What else do I need to do now prior to the Skyworks Special Meeting?

A:
You are urged to read this joint proxy statement/prospectus carefully and in its entirety, including its annexes and the information incorporated by reference herein, and to consider how the Mergers may affect you. Even if you plan to attend the Skyworks Special Meeting, please vote promptly.

For Qorvo Stockholders
Q:
How will I receive the Merger Consideration in respect of my shares of Qorvo Common Stock if the Mergers are consummated?

A:
If you are a stockholder of record of shares of Qorvo Common Stock, you will receive a letter of transmittal and instructions for use in effecting the surrender of the shares of Qorvo Common Stock in exchange for the applicable Merger Consideration.

If you are not a stockholder of record, but instead hold your shares of Qorvo Common Stock in “street name” through a bank, broker, nominee, trustee or other record holder, you will receive instructions from your bank, broker, nominee, trustee or other record holder as to how to effect the surrender of your “street name” shares of Qorvo Common Stock in exchange for the Merger Consideration.
Q:
When and where is the Qorvo Special Meeting?

A:
The Qorvo Special Meeting will be held virtually at 11:30 AM, Pacific Time, on February 11, 2026 (unless it is adjourned or postponed to a later date), via live audio webcast at www.virtualshareholdermeeting.com/QRVO2026SM. The Qorvo Special Meeting will be held exclusively online via live audio webcast.

Q:
What matters will be voted on at the Qorvo Special Meeting?

A:
You will be asked to consider and vote on the following proposals:

•
the Merger Agreement Proposal;

•
the Merger-Related Compensation Proposal; and

•
the Qorvo Adjournment Proposal.

Q:
Who is entitled to vote at the Qorvo Special Meeting?

A:
The record date for the Qorvo Special Meeting is December 23, 2025 (the “Qorvo Record Date”). Only holders of record of Qorvo Common Stock as of the close of business on the Qorvo Record Date are entitled to notice of, and to vote at, the Qorvo Special Meeting, unless a new record date is set in connection with any adjournment or postponement of the Qorvo Special Meeting. At the Qorvo Special Meeting, each Qorvo stockholder entitled to vote at the Qorvo Special Meeting is entitled to one (1) vote per share of Qorvo Common Stock held by such stockholder. As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, there were 92,653,400 issued and outstanding shares of Qorvo Common Stock, and the issued and outstanding Qorvo Common Stock was held by approximately 591 stockholders of record.

Q:
How does the Qorvo Board recommend that I vote on the proposals?

A:
The Qorvo Board, at a meeting duly called and held on October 27, 2025, duly and unanimously adopted resolutions: (a) approving the execution, delivery and performance of the Merger Agreement and the Transactions, (b) determining that the terms of the Transactions are fair to and in the best interests of Qorvo and its stockholders, (c) recommending that the holders of Qorvo Common Stock adopt the Merger Agreement and approve the Transactions and directing that the Merger Agreement be submitted for adoption by Qorvo’s stockholders at the Qorvo Special Meeting, and (d) declaring that the Merger Agreement and the Transactions, including the Mergers, are advisable. The Qorvo Board unanimously recommends that Qorvo stockholders vote “FOR” the Merger Agreement Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Qorvo Adjournment Proposal. For a summary of the factors considered by the Qorvo Board in reaching its decision to approve and declare advisable the Merger Agreement and the Transactions, including the Mergers, see “The Mergers — Qorvo’s Reasons for the Mergers; Recommendation of the Qorvo Board of Directors.”

Q:
Why are Qorvo stockholders being asked to consider and vote on a proposal to approve, by non-binding advisory vote, the Merger-Related Compensation Proposal?

A:
Under SEC rules, Qorvo is required to seek a non-binding advisory vote with respect to the compensation that may be paid or become payable to Qorvo’s named executive officers that is based on or otherwise relates to the Mergers.

Q:
What happens if Qorvo stockholders do not approve the Merger-Related Compensation Proposal?

A:
Because the vote on the Merger-Related Compensation Proposal is advisory in nature only, it will not be binding upon Qorvo or Skyworks. Accordingly, the merger-related compensation will be paid to Qorvo’s named executive officers to the extent payable in accordance with the terms of their compensation agreements and other contractual arrangements even if Qorvo stockholders do not approve the Merger-Related Compensation Proposal. The vote on the Merger-Related Compensation Proposal is separate and apart from the votes to approve the other proposals being presented at the Qorvo Special Meeting and is not a condition to the consummation of the Mergers.

Q:
How do I vote if I own Qorvo Common Stock through the Qorvo 401(k) Savings Plan?

A:
If shares of Qorvo Common Stock are credited to your account in the Qorvo 401(k) Savings Plan, you will receive a voting instruction form from the trustee of that plan. Your instructions submitted by mail, over the telephone or by internet serve as voting instructions for the trustee of the plans, Fidelity Brokerage Services, LLC. If your instructions are not received by the trustee by 8:59 p.m., Pacific Time, on February 10, 2026, the trustee will vote your shares of Qorvo Common Stock for each item on the enclosed proxy card in the same proportion as the shares of Qorvo Common Stock that are voted for that item pursuant to the voting instructions received by the trustee from the other participants in the respective plan. While employee plan participants may instruct the trustee how to vote the shares of Qorvo Common Stock credited to them in the Qorvo 401(k) Savings Plan, employee plan participants cannot vote such shares of Qorvo Common Stock during the Qorvo Special Meeting.

Q:
Do the Qorvo directors and executive officers have any interests in the Mergers?

A:
In connection with the consummation of the Mergers, Qorvo’s directors and executive officers may have interests in the Mergers that are different from, or in addition to, those of the stockholders of Qorvo generally. The Qorvo Board was aware of these potential interests and considered them, among other things, in reaching its decision to approve and declare advisable the Merger Agreement and the Transactions, including the Mergers. Such potential interests are described in more detail in “The Mergers — Interests of Directors and Executive Officers in the Mergers — Interests of Qorvo Directors and Executive Officers in the Mergers.”

Q:
What constitutes a quorum at the Qorvo Special Meeting?

A:
The Qorvo bylaws provide that a quorum at the Qorvo Special Meeting is the presence, in person or represented by proxy, of the holders of a majority in voting power of Qorvo Common Stock issued and outstanding and entitled to vote at the Qorvo Special Meeting. Shares present virtually during the Qorvo Special Meeting will be considered shares of Qorvo Common Stock represented in person at the Qorvo Special Meeting. Shares present at the Qorvo Special Meeting but abstaining from voting on any proposal will be counted as shares that are present for purposes of determining whether a quorum exists at the Qorvo Special Meeting. If a quorum is initially present, the Qorvo stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Q:
What vote is required for Qorvo stockholders to approve the Merger Agreement Proposal?

A:
Assuming a quorum is present, approval of the Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the shares of Qorvo Common Stock outstanding and entitled to vote thereon at the Qorvo Special Meeting. Only holders of record of Qorvo Common Stock at the close of business on the Qorvo Record Date will be entitled to vote on the Merger Agreement Proposal. Abstention from voting on the Merger Agreement Proposal, or failing to vote, will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal.

Q:
What vote is required for Qorvo stockholders to approve the Merger-Related Compensation Proposal?

A:
Assuming a quorum is present, approval of the Merger-Related Compensation Proposal, which is a non-binding advisory vote, requires the affirmative vote of the holders of a majority of the votes cast on the Merger-Related Compensation Proposal at the Qorvo Special Meeting (meaning the number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST”). Only holders of record of Qorvo Common Stock at the close of business on the Qorvo Record Date will be entitled to vote on the Merger-Related Compensation Proposal. The vote on the Merger-Related Compensation Proposal is separate and apart from the votes to approve the other proposals being presented at the Qorvo Special Meeting and is not a condition to the consummation of the Mergers.

Q:
What vote is required for Qorvo stockholders to approve the Qorvo Adjournment Proposal?

A:
Assuming a quorum is present, approval of the Qorvo Adjournment Proposal requires the vote of the holders of a majority of the stock having voting power present or represented by proxy at the Qorvo Special Meeting. As a result, assuming a quorum is present, shares present or represented by proxy at the Qorvo Special Meeting, but abstaining from voting on the Qorvo Adjournment Proposal, will have the same effect as a vote “AGAINST” the Qorvo Adjournment Proposal, while the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder will have no effect on the Qorvo Adjournment Proposal. If a quorum is not present at the Qorvo Special Meeting, then the stockholders entitled to vote thereat, present or represented by proxy, have the power to adjourn. Under this standard, assuming a quorum is not present, then shares present or represented by proxy at the Qorvo Special Meeting, but abstaining from voting on the Qorvo Adjournment Proposal, will have the same effect as a vote “AGAINST” the Qorvo Adjournment Proposal, while the failure of a Qorvo stockholder who holds his, her or its shares in “street name”

through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder will have no effect on the Qorvo Adjournment Proposal. The vote on the Qorvo Adjournment Proposal is separate and apart from the votes to approve the other proposals being presented at the Qorvo Special Meeting and is not a condition to the consummation of the Mergers.
Q:
Is my vote at the Qorvo Special Meeting important and how are votes counted at the Qorvo Special Meeting?

A:
Yes, your vote is very important. If you do not submit a proxy or vote in person at the Qorvo Special Meeting, it will be more difficult for us to obtain the necessary quorum to hold the Qorvo Special Meeting.

For the Merger Agreement Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For purposes of the Merger Agreement Proposal, abstention from voting, the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder, or any other failure of a Qorvo stockholder to vote, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
For the Merger-Related Compensation Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For purposes of the Merger-Related Compensation Proposal, assuming a quorum is present, abstention from voting, the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder, or any other failure of a Qorvo stockholder to vote, will have no effect on the outcome of the Merger-Related Compensation Proposal.
For the Qorvo Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For purposes of the Qorvo Adjournment Proposal, whether or not a quorum is present, shares present or represented by proxy at the Qorvo Special Meeting, but abstaining from voting will have the same effect as a vote cast “AGAINST” the Qorvo Adjournment Proposal, while the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder will have no effect on the Qorvo Adjournment Proposal.
Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal.
Q:
What happens if I sell my Qorvo Common Stock before the Qorvo Special Meeting?

A:
The record date for the Qorvo Special Meeting is earlier than the date of the Qorvo Special Meeting and the date that the Mergers are expected to be consummated. If you sell your Qorvo Common Stock after the Qorvo Record Date but before the date of the Qorvo Special Meeting, you will retain any right to vote at the Qorvo Special Meeting, but you will have transferred your right to receive the Merger Consideration. For Qorvo stockholders, in order to receive the Merger Consideration, you must hold your Qorvo Common Stock through consummation of the First Merger.

Q:
How do I submit a proxy or vote my shares at the Qorvo Special Meeting?

A:
If you hold shares of Qorvo Common Stock directly in your name as a stockholder of record, you may vote your shares by completing, signing, dating and returning the enclosed proxy card using the postage-paid envelope provided or mailing it to Vote Processing c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way Edgewood, NY 11717. Your proxy card must be received no later than the close of business on February 10, 2026 in order for your vote to be counted at the Qorvo Special Meeting. If you sign and return your proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal.

You may also vote by telephone or through the internet. To submit your proxy by telephone, dial 1-800-690-6903. To submit your proxy through the internet, visit www.proxyvote.com. In order to vote your shares by telephone or through the internet, you will need the control number on your enclosed proxy card. If you choose to submit your proxy through the internet or by telephone, your proxy must be received by 8:59 p.m. Pacific Time on February 10, 2026 in order to be counted at the Qorvo Special Meeting.
If you hold shares of Qorvo in “street name” through a bank, broker, nominee, trustee or other record holder, please contact such entity for instructions on how to vote your shares of Qorvo Common Stock at the Qorvo Special Meeting.
If you are a stockholder of record of Qorvo, you may also cast your vote virtually at the Qorvo Special Meeting through the internet at www.proxyvote.com at any time before the closing of the polls at the Qorvo Special Meeting. If you hold your shares through a bank, broker, nominee, trustee or other record holder and you plan to participate in and vote at the Qorvo Special Meeting, you should contact such entity and obtain a legal proxy in order to be able to participate in or vote at the Qorvo Special Meeting. If you decide to attend the Qorvo Special Meeting virtually and vote at the Qorvo Special Meeting, your vote will revoke any proxy previously submitted.
If you hold your shares in more than one (1) account, please be sure to submit a proxy with respect to each proxy card you receive.
The Qorvo Special Meeting will begin promptly at 11:30 AM, Pacific Time, on February 11, 2026. Qorvo encourages its stockholders to access the Qorvo Special Meeting prior to the start time leaving ample time for check-in. Please follow the instructions as outlined in this joint proxy statement/prospectus.
Even if you plan to attend the Qorvo Special Meeting, Qorvo recommends that you vote your shares in advance as described herein so that your vote will be counted even if you later decide not to or become unable to attend the Qorvo Special Meeting.
Q:
If my shares of Qorvo Common Stock are held in “street name” by my bank, broker, nominee, trustee or other record holder, will my bank, broker, nominee, trustee or other record holder vote my shares of Qorvo Common Stock for me at the Qorvo Special Meeting?

A:
If your shares of Qorvo Common Stock are held in “street name” in a stock brokerage account or by a bank, broker, nominee, trustee or other record holder, you must provide the record holder of your shares of Qorvo Common Stock with instructions on how to vote your shares of Qorvo Common Stock. Please follow the voting instructions provided by your bank, broker, nominee, trustee or other record holder. Please note that you may not vote shares of Qorvo Common Stock held in street name by returning a proxy card or voting instruction form directly to Qorvo. Your bank, broker, nominee, trustee or other record holder is obligated to provide you with a voting instruction form for you to use.

Applicable stock exchange rules permit brokers to vote their customers’ stock held in street name on routine matters when the brokers have not received voting instructions from their customers. Those rules do not, however, allow brokers to vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes. All proposals to be voted on at the Qorvo Special Meeting are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers, and, accordingly, there will be no broker non-votes at the Qorvo Special Meeting.
If you are a Qorvo “street name” stockholder and you do not instruct your bank, broker, nominee, trustee or other record holder on how to vote your shares:
•
your bank, broker, nominee, trustee or other record holder may not vote your shares of Qorvo Common Stock on the Merger Agreement Proposal, which will have the same effect as a vote “AGAINST” the Merger Agreement Proposal;

•
your bank, broker, nominee, trustee or other record holder may not vote your shares on the Merger-Related Compensation Proposal, which will have no effect on the vote for the Merger-Related Compensation Proposal (assuming a quorum is present); and

•
your bank, broker, nominee, trustee or other record holder may not vote your shares on the Qorvo Adjournment Proposal, which will have no effect on the vote for the Qorvo Adjournment Proposal (whether or not a quorum is present).

Q:
How can I revoke or change my vote at the Qorvo Special Meeting?

A:
You may revoke your proxy at any time before the vote is taken at the Qorvo Special Meeting by taking one of the following actions: (a) giving written notice of revocation to Qorvo’s Corporate Secretary, which must be received before the time that the proxy you wish to revoke is voted at the Qorvo Special Meeting; (b) submitting new voting instructions over the telephone or the internet prior to 8:59 p.m., Pacific Time, on February 10, 2026; (c) delivering a new, validly completed, later-dated proxy card, which must be received no later than the close of business on February 10, 2026; or (d) joining the Qorvo Special Meeting virtually and voting during the Qorvo Special Meeting. For this purpose, communications to the Corporate Secretary of Qorvo should be addressed to Qorvo, Inc., 7628 Thorndike Road, Greensboro, North Carolina 27409. For shares of Qorvo Common Stock you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker, nominee, trustee or other record holder, or, if you have obtained a legal proxy from your bank, broker, nominee, trustee or other record holder giving you the right to vote your shares of Qorvo Common Stock, by joining the Qorvo Special Meeting virtually via the internet and voting during the Qorvo Special Meeting. Employee plan participants may change their voting instructions by submitting new voting instructions to Fidelity Brokerage Services, LLC prior to 8:59 p.m., Pacific Time, on February 10, 2026.

Q:
Will a proxy solicitor be used by Qorvo in connection with the Qorvo Special Meeting?

A:
Yes. Qorvo has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies for the Qorvo Special Meeting, and Qorvo has agreed to pay them an estimated fee of up to $112,500, plus their reasonable out-of-pocket expenses incurred in connection with the solicitation.

Q:
Am I entitled to exercise appraisal rights in respect of my shares of Qorvo Common Stock?

A:
Yes. Qorvo stockholders are entitled to appraisal rights in connection with the First Merger. To exercise such appraisal right, you must make a proper demand for appraisal of your shares of Qorvo Common Stock in accordance with Section 262 of the DGCL and otherwise comply with all applicable provisions of Section 262 of the DGCL. If this appraisal right is properly exercised, and assuming you do not fail to perfect, validly withdraw or otherwise lose your appraisal rights under Section 262 of the DGCL with respect to your shares of Qorvo Common Stock, your shares of Qorvo Common Stock will not be converted into or represent the right to receive the Merger Consideration, and you shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares. If any Dissenting Shares lose their status as such (through failure to perfect or otherwise), then, effective as of the later of the Effective Time and the date of loss of such status, such shares will be deemed automatically to have been converted into, and shall represent only, the right to receive the Merger Consideration in accordance with the Merger Agreement, without interest thereon. For additional information, see “The Mergers — Appraisal Rights in the Mergers.”

Q:
What else do I need to do now prior to the Qorvo Special Meeting?

A:
You are urged to read this joint proxy statement/prospectus carefully and in its entirety, including its annexes and the information incorporated by reference herein, and to consider how the Mergers affect you. Even if you plan to attend the Qorvo Special Meeting, please vote promptly.

For Both Skyworks Stockholders and Qorvo Stockholders
Q:
When are the Mergers expected to be consummated?

A:
Skyworks and Qorvo expect to consummate the Mergers early in calendar year 2027, although Skyworks and Qorvo cannot assure consummation by any particular date, if at all. Because the Mergers are subject to a number of conditions, including certain regulatory approvals, the approval of the Stock Issuance Proposal by the Skyworks stockholders and the approval of the Merger Agreement Proposal by the Qorvo stockholders, and other customary closing conditions, the exact timing of the Mergers cannot be determined at this time and Skyworks and Qorvo cannot guarantee that the Mergers will be consummated at all. For a description of the conditions to the Mergers, see “The Merger Agreement — Conditions to the Mergers.”
Q:
Following the Mergers, what percentage of Skyworks Common Stock will the continuing Skyworks stockholders and former Qorvo stockholders own?

A:
Immediately following the consummation of the Mergers:

•
continuing Skyworks stockholders will own approximately 63% of the then outstanding Skyworks Common Stock, based on the number of shares and stock-based awards of Skyworks and Qorvo outstanding as of December 15, 2025, the last practicable trading day before the date of the joint proxy statement/prospectus; and

•
former Qorvo stockholders will own approximately 37% of the then outstanding Skyworks Common Stock, based on the number of shares and stock-based awards of Skyworks and Qorvo outstanding as of December 15, 2025, the last practicable trading day before the date of the joint proxy statement/prospectus.

Q:
What happens if the Mergers are not consummated?

A:
If the Stock Issuance Proposal is not approved by the Skyworks stockholders, if the Merger Agreement Proposal is not approved by the Qorvo stockholders, or if the Mergers are not consummated for any other reason, Qorvo stockholders will not have their shares of Qorvo Common Stock converted into the right to receive the Merger Consideration. Instead, each of Skyworks and Qorvo would remain separate companies. Under certain circumstances, Skyworks may be required to pay Qorvo a termination fee or Qorvo may be required to pay Skyworks a termination fee, or a party to the Merger Agreement may be required to reimburse the other party’s costs and expenses, in each case, as described under “The Merger Agreement — Termination Fees and Other Fees.”

Q:
Are there any risks associated with the Mergers that I should consider in deciding how to vote?

A:
Yes. A number of risks related to the Mergers are discussed in this joint proxy statement/prospectus and described in “Risk Factors” beginning on page 38.

Q:
What are the U.S. federal income tax consequences of the Mergers to U.S. Holders (as defined below) of Qorvo Common Stock?

A:
Skyworks and Qorvo intend for the Mergers, taken together, to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and Skyworks and Qorvo intend to report the Mergers consistent with such qualification. Assuming the Mergers so qualify, a U.S. Holder of Qorvo Common Stock that receives shares of Skyworks Common Stock and cash in exchange for shares of Qorvo Common Stock pursuant to the First Merger generally will recognize gain (but not loss) in an amount equal to the lesser of (a) the amount, if any, by which the sum of the cash and the fair market value of the Skyworks Common Stock received by such U.S. Holder in the First Merger exceeds such U.S. Holder’s adjusted tax basis in such U.S. Holder’s Qorvo Common Stock exchanged therefor and (b) the amount of cash received by such U.S. Holder (in each case, excluding any cash received in lieu of a fractional share of Skyworks Common Stock, which is addressed in “The Mergers — U.S. Federal Income Tax Consequences of the Mergers — Cash in Lieu of Fractional Shares”). However, it is not a condition to Skyworks’ obligation or Qorvo’s obligation to consummate the Transactions that the Mergers, taken together, qualify as a “reorganization” or that Qorvo or Skyworks receive an opinion from their respective counsel to that effect, and it is possible that the Mergers, taken together, may not so qualify.

Skyworks and Qorvo have not sought and will not seek any ruling from the U.S. Internal Revenue Service regarding any matters relating to the Transactions and, as a result, there can be no assurance that the U.S. Internal Revenue Service would not assert that the Mergers, taken together, do not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, or that a court would not sustain such a position. However, in connection with the registration statement of which this joint proxy statement/prospectus forms a part, each of Davis Polk & Wardwell LLP, legal counsel to Qorvo, and Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to Skyworks, has delivered a legal opinion to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
If the U.S. Internal Revenue Service or a court were to determine that the Mergers, taken together, do not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, a U.S. Holder of Qorvo Common Stock that exchanges such shares of Qorvo Common Stock for Skyworks Common Stock and cash pursuant to the First Merger generally would recognize gain or loss in an amount equal to the difference, if any, between (a) the sum of the cash and the fair market value of the Skyworks Common Stock received by such U.S. Holder and (b) such U.S. Holder’s adjusted tax basis in the Qorvo Common Stock exchanged therefor.
Holders of Qorvo Common Stock should consult with their tax advisors to determine the particular U.S. federal, state, local, or non-U.S. income or other tax consequences of the Mergers to them. For a more detailed description of the U.S. federal income tax consequences of the Mergers, see “The Mergers — U.S. Federal Income Tax Consequences of the Mergers.”
Q:
How can I obtain additional information about Skyworks and Qorvo?

A:
Skyworks and Qorvo each file annual, quarterly and current reports, proxy statements, and other information with the SEC. Each company’s respective filings with the SEC may be accessed on the internet at www.sec.gov. Copies of the documents filed by Skyworks with the SEC will be available free of charge on Skyworks’ website at https://investors.skyworksinc.com. Copies of the documents filed by Qorvo with the SEC will be available free of charge on Qorvo’s website at https://ir.qorvo.com. The information provided on each company’s respective website is not part of this joint proxy statement/prospectus and is not incorporated by reference into this joint proxy statement/prospectus. For a more detailed description of the information available and information incorporated by reference, please see “Where You Can Find More Information” on page 253.

Q:
Who can answer my questions?

A:
If you have any questions about the Merger Agreement, the Mergers, the Skyworks Stock Issuance or the other matters to be voted on at the Skyworks Special Meeting or the Qorvo Special Meeting, or questions about how to submit your proxy, or if you need additional copies of this joint proxy statement/prospectus, the enclosed proxy card or voting instructions, you should contact Skyworks’ and Qorvo’s respective proxy solicitors, as follows:

For Skyworks Stockholders: D.F. King & Co., Inc. 28 Liberty St, 53rd floor New York, NY 10005 Stockholders may call toll-free: +1 (866) 416-0577 Banks and brokers may call collect: +1 (212)-434-0035
For Qorvo Stockholders:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: +1 (877) 750-9499
Banks and brokers may call collect: +1 (212) 750-5833

SUMMARY
This summary highlights selected information contained in this joint proxy statement/prospectus and does not contain all the information that may be important to you. Skyworks and Qorvo urge you to read carefully this joint proxy statement/prospectus, including the annexes, in its entirety. Additional, important information that Skyworks and Qorvo also urge you to read is contained in the documents incorporated by reference into this joint proxy statement/prospectus. See “Where You Can Find More Information.”
Risk Factors
You should also carefully consider the risks that are described in “Risk Factors” beginning on page 38.
Information about the Parties to the Transaction
Skyworks
Skyworks Solutions, Inc., a Delaware corporation, is a leading developer, manufacturer and provider of analog and mixed-signal semiconductors and solutions for numerous applications, including aerospace, automotive, broadband, cellular infrastructure, connected home, defense, entertainment and gaming, industrial, medical, smartphone, tablet and wearables. Skyworks is a global company with engineering, marketing, operations, sales and support facilities located throughout Asia, Europe and North America and is a member of the S&P 500 market index. Skyworks Common Stock is publicly traded on Nasdaq under the ticker symbol “SWKS.”
Skyworks’ principal executive office is located at 5260 California Avenue, Irvine, California 92617, and its telephone number is (949) 231-3000. Its website is www.skyworksinc.com. Information contained on Skyworks’ website does not constitute part of this joint proxy statement/prospectus.
Qorvo
Qorvo, Inc., a Delaware corporation, supplies innovative semiconductor solutions that make a better world possible. Qorvo combines product and technology leadership, systems-level expertise and global manufacturing scale to quickly solve its customers’ most complex technical challenges. Qorvo serves diverse high-growth segments of large global markets, including automotive, consumer, defense & aerospace, industrial & enterprise, infrastructure and mobile. Qorvo Common Stock is publicly traded on Nasdaq under the ticker symbol “QRVO.”
Qorvo’s principal executive office is located at 7628 Thorndike Road, Greensboro, North Carolina 27409-9421, and its telephone number is (336) 664-1233. Its website is located at www.qorvo.com. Information contained on Qorvo’s website does not constitute part of this joint proxy statement/prospectus.
Merger Sub I
Comet Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Skyworks, was formed solely for the purpose of facilitating the Transactions. Merger Sub I has not conducted any activities other than those incidental to its formation and the matters contemplated by the Merger Agreement. At the Effective Time, Merger Sub I will merge with and into Qorvo, Inc., with Qorvo, Inc. continuing as the Surviving Corporation. Merger Sub I’s principal executive office is located at 5260 California Avenue, Irvine, California 92617, and its telephone number is (949) 231-3000.
Merger Sub II
Comet Acquisition II, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Skyworks Solutions, Inc., was formed solely for the purpose of facilitating the Transactions. Merger Sub II has not conducted any activities other than those incidental to its formation and the matters contemplated by the Merger Agreement. Immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the Surviving Company and a wholly-owned subsidiary of Skyworks. Merger

Sub II’s principal executive office is located at 5260 California Avenue, Irvine, California 92617, and its telephone number is (949) 231-3000.
The Skyworks Special Meeting
Meeting
The Skyworks Special Meeting will be held virtually at 11:30 AM, Pacific Time, on February 11, 2026 (unless it is adjourned or postponed to a later date), via live audio webcast at www.virtualshareholdermeeting.com/SWKS2026SM, for the following purposes:
1.
to consider and vote on the Stock Issuance Proposal; and

2.
to consider and vote on the Skyworks Adjournment Proposal.

Skyworks Record Date; Outstanding Shares; Stockholders Entitled to Vote
The Skyworks Record Date is December 23, 2025. Only holders of record of Skyworks Common Stock as of the close of business on the Skyworks Record Date are entitled to notice of, and to vote at, the Skyworks Special Meeting, unless a new record date is set in connection with any adjournment or postponement of the Skyworks Special Meeting. Each Skyworks stockholder entitled to vote at the Skyworks Special Meeting is entitled to one (1) vote per share at the Skyworks Special Meeting. As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, there were 149,930,237 issued and outstanding shares of Skyworks Common Stock, and the issued and outstanding Skyworks Common Stock was held by approximately 7,156 stockholders of record. As of December 15, 2025, less than 1% of the issued and outstanding Skyworks Common Stock was owned and entitled to be voted by Skyworks directors and executive officers and their affiliates.
Quorum
The Skyworks Bylaws provide that the holders of a majority of the issued and outstanding stock of Skyworks entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Skyworks Board in its sole discretion, or represented by proxy, will constitute a quorum at the Skyworks Special Meeting. Shares present virtually during the Skyworks Special Meeting will be considered shares of Skyworks Common Stock represented in person at the meeting. Shares that abstain from voting on any proposal will be counted as shares that are present for purposes of determining whether a quorum exists at the Skyworks Special Meeting. Since the Stock Issuance Proposal and the Skyworks Adjournment Proposal are each non-routine proposals, there will not be any “broker non-votes” at the Skyworks Special Meeting. Failure of a quorum at the Skyworks Special Meeting may result in an adjournment of the Skyworks Special Meeting and may subject Skyworks to additional costs and expenses.
Required Vote
Assuming a quorum is present, approval of the Stock Issuance Proposal requires the vote of a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon. Skyworks cannot consummate the Skyworks Stock Issuance or the Mergers unless the Stock Issuance Proposal is approved at the Skyworks Special Meeting (or at any adjournment or postponement thereof). As a result, assuming a quorum is present, abstention from voting on the Stock Issuance Proposal will have the same effect as a vote cast “AGAINST” the Stock Issuance Proposal. The failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder, or any other failure of a Skyworks stockholder to vote (assuming a quorum is present), will have no effect on the outcome of the Stock Issuance Proposal because these failures to vote are not considered present at the Skyworks Special Meeting.
Assuming a quorum is present, approval of the Skyworks Adjournment Proposal requires the affirmative vote of a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon. As a result, assuming a quorum is present, shares present in person or by proxy at the Skyworks Special Meeting, but abstaining from voting on the Skyworks Adjournment Proposal, will have the same effect as a vote “AGAINST” the Skyworks Adjournment Proposal, while the failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder (assuming quorum is met) will have no effect on the Skyworks Adjournment Proposal. If a quorum is not present at the Skyworks Special Meeting, then the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the Skyworks Adjournment Proposal have the power to adjourn. Under this standard, assuming a quorum is not present, then shares present in person or by proxy at the Skyworks Special Meeting, but abstaining from voting on the Skyworks Adjournment Proposal will have the same effect as a vote “AGAINST” the Skyworks Adjournment Proposal, while the failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder (assuming quorum is met) will have no effect on the Skyworks Adjournment Proposal.
Stock Ownership of and Voting by Skyworks Directors and Executive Officers
As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, Skyworks’ directors and executive officers and their affiliates beneficially owned in the aggregate 324,821 shares of Skyworks Common Stock entitled to vote at the Skyworks Special Meeting, which represents less than 1% of the shares of Skyworks Common Stock entitled to vote at the Skyworks Special Meeting.
Each of Skyworks’ directors and executive officers is expected, as of the date of this joint proxy statement/prospectus, to vote his or her shares of Skyworks Common Stock “FOR” the Stock Issuance Proposal and the Skyworks Adjournment Proposal, although none of Skyworks’ directors and executive officers have entered into any agreement requiring them to do so.
For more information regarding the Skyworks Special Meeting, see “The Skyworks Special Meeting” beginning on page 70.
The Qorvo Special Meeting
Meeting
The Qorvo Special Meeting will be held virtually at 11:30 AM, Pacific Time, on February 11, 2026 (unless it is adjourned or postponed to a later date), via live audio webcast at www.virtualshareholdermeeting.com/QRVO2026SM, for the following purposes:
1.
to consider and vote on the Merger Agreement Proposal;

2.
to consider and vote on the Merger-Related Compensation Proposal; and

3.
to consider and vote on the Qorvo Adjournment Proposal.

Qorvo Record Date; Outstanding Shares; Stockholders Entitled to Vote
The Qorvo Record Date is December 23, 2025. Only holders of record of Qorvo Common Stock as of the close of business on the Qorvo Record Date are entitled to notice of, and to vote at, the Qorvo Special Meeting, unless a new record date is set in connection with any adjournment or postponement of the Qorvo Special Meeting. Each Qorvo stockholder entitled to vote at the Qorvo Special Meeting is entitled to one (1) vote per share at the Qorvo Special Meeting. As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, there were 92,653,400 issued and outstanding shares of Qorvo Common Stock, and the issued and outstanding Qorvo Common Stock was held by approximately 591 stockholders of record.
Quorum
The Qorvo bylaws provide that the holders of a majority in voting power of Qorvo Common Stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the Qorvo Special Meeting. Shares present virtually during the Qorvo Special Meeting will be considered shares of Qorvo Common Stock represented in person at the Qorvo Special Meeting. Shares that are present at the Qorvo Special Meeting but that abstain from voting on any proposal will be counted as shares that are present for purposes of determining whether a quorum exists at the Qorvo Special Meeting. Shares of Qorvo Common Stock held in “street name” through a bank, broker, nominee, trustee or other record holder with respect to which the beneficial owner fails to give voting instructions to the bank, broker, nominee, trustee or other record holder, and otherwise fails to cause to be voted or represented at the Qorvo Special Meeting, will not be deemed present at the Qorvo Special Meeting for the purpose of determining the presence of a quorum. Failure of a quorum at the Qorvo Special Meeting may result in an adjournment of the Qorvo Special Meeting and may subject Qorvo to additional costs and expenses.
Required Vote
Assuming a quorum is present, approval of the Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the shares of Qorvo Common Stock outstanding and entitled to vote thereon at the Qorvo Special Meeting. Approval of the Merger Agreement Proposal is required to consummate the Transactions. As a result, abstention from voting on the Merger Agreement Proposal, the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder to vote in favor of the Merger Agreement Proposal, or any other failure of a Qorvo stockholder to cause his, her or its shares to be voted in favor of the Merger Agreement Proposal, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Assuming a quorum is present, approval of the Merger-Related Compensation Proposal, which is a non-binding advisory vote, requires the affirmative vote of the holders of a majority of the votes cast on the Merger-Related Compensation Proposal at the Qorvo Special Meeting (meaning the number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST”). As a result, assuming a quorum is present, shares present or represented by proxy at the Qorvo Special Meeting, but abstaining from voting and the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder will have no effect on the Merger-Related Compensation Proposal.
Assuming a quorum is present, approval of the Qorvo Adjournment Proposal requires the vote of the holders of a majority of the stock having voting power present or represented by proxy at the Qorvo Special Meeting. As a result, assuming a quorum is present, shares present or represented by proxy at the Qorvo Special Meeting, but abstaining from voting on the Qorvo Adjournment Proposal, will have the same effect as a vote “AGAINST” the Qorvo Adjournment Proposal, while the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder will have no effect on the Qorvo Adjournment Proposal. If a quorum is not present at the Qorvo Special Meeting, then the stockholders entitled to vote thereat, present or represented by proxy, have the power to adjourn. Under this standard, assuming a quorum is not present, then shares present or represented by proxy at the Qorvo Special Meeting, but abstaining from voting on the Qorvo Adjournment Proposal will have the same effect as a vote “AGAINST” the Qorvo Adjournment Proposal, while the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder will have no effect on the Qorvo Adjournment Proposal.
Stock Ownership of and Voting by Qorvo Directors and Executive Officers
As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, Qorvo’s directors (excluding Peter A. Feld) and executive officers and their affiliates beneficially owned in the aggregate 822,841 shares of Qorvo Common Stock entitled to vote at the Qorvo Special Meeting, which represents less than 1% of the shares of Qorvo Common Stock entitled to vote at the Qorvo Special Meeting. Qorvo’s director Peter A. Feld and his affiliates (including Starboard Value LP (“SBV”)) beneficially owned in the aggregate 7,514,022 shares of Qorvo Common Stock entitled to vote at the Qorvo

Special Meeting, which represents approximately 8% of the shares of Qorvo Common Stock entitled to vote at the Qorvo Special Meeting.
Each of Qorvo’s directors and executive officers is expected, as of the date of this joint proxy statement/prospectus, to vote his or her shares of Qorvo Common Stock “FOR” the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal, although none of Qorvo’s directors and executive officers have entered into any agreement requiring them to do so. Certain stockholders affiliated with SBV, an affiliate of Peter Feld, a member of the Qorvo Board so designated by SBV, have agreed to vote their shares of Qorvo Common Stock in favor of the Merger Agreement Proposal. As of December 15, 2025, the most recent practicable trading day prior to the date of this joint proxy statement/prospectus, such stockholders collectively held approximately 8% of the issued and outstanding shares of Qorvo Common Stock. For more information, see “— The Voting and Support Agreement.”
For more information regarding the Qorvo Special Meeting, see “The Qorvo Special Meeting” beginning on page 75.
The Mergers; Merger Consideration; Treatment of Stock-Based Awards
The Mergers
On October 27, 2025, Skyworks, Qorvo, Merger Sub I and Merger Sub II entered into the Merger Agreement. Upon the terms and subject to the conditions of the Merger Agreement, the parties thereto will consummate the Mergers. At the Effective Time, Merger Sub I will merge with and into Qorvo, with Qorvo continuing as the Surviving Corporation and a wholly-owned subsidiary of Skyworks. Immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the Surviving Company and a wholly-owned subsidiary of Skyworks.
Merger Consideration
At the Effective Time, each share of Qorvo Common Stock issued and outstanding immediately prior to the Effective Time, other than shares of Qorvo Common Stock that are held (a) directly or indirectly, by any wholly-owned subsidiary of Qorvo immediately prior to the Effective Time, (b) by Qorvo (or held in Qorvo’s treasury) or (c) directly or indirectly, by Skyworks, Merger Sub I, Merger Sub II or any other wholly-owned subsidiary of Skyworks immediately prior to the Effective Time, and (d) the Dissenting Shares, will be converted into the right to receive (i) 0.960 shares of Skyworks Common Stock, without interest, and (ii) $32.50 in cash, without interest, subject to applicable withholding taxes.
No fractional shares of Skyworks Common Stock will be issued in connection with the Mergers, and Qorvo stockholders will be entitled to receive cash, without interest, in lieu of any fractional shares of Skyworks Common Stock to which they would otherwise be entitled, as more fully described in this joint proxy statement/prospectus and in the Merger Agreement. The Exchange Ratio is fixed and will not be adjusted to reflect stock price changes prior to the Effective Time. Skyworks stockholders will continue to own their existing shares of Skyworks Common Stock, the form of which will not be changed by the Mergers.
Skyworks Common Stock is listed on Nasdaq under the symbol “SWKS,” and Qorvo Common Stock is listed on Nasdaq under symbol “QRVO.” The following table shows certain closing stock prices of Skyworks Common Stock and Qorvo Common Stock as reported on Nasdaq, and the implied value of the Merger Consideration to be issued in exchange for each share of Qorvo Common Stock, which was calculated by multiplying the closing price of Skyworks Common Stock on those dates by the Exchange Ratio of 0.960 and adding the $32.50 in cash portion of the Merger Consideration, rounded to the nearest cent.

	Skyworks Common Stock	Qorvo Common Stock	Implied value of one (1) share of Qorvo Common Stock
October 27, 2025(a)	$75.84	$92.13	$105.31
December 15, 2025(b)	$66.37	$87.70	$96.22

(a)
The last trading day prior to the announcement of the parties’ execution of the Merger Agreement.

(b)
The last practicable trading day before the date of this joint proxy statement/prospectus.

Treatment of Skyworks Equity Awards
The Mergers are not expected to affect Skyworks’ stock options or other stock-based awards. It is expected that all such awards will remain outstanding subject to the same terms and conditions that are applicable to such stock options or other stock-based awards prior to the Mergers; provided that Skyworks has amended the terms of each such award (other than the award of 455,028 performance shares granted to Skyworks’ CEO on February 17, 2025 that can be earned based on the level of achievement of certain stock price hurdles during the period commencing on February 17, 2027 and ending February 17, 2031) to provide that in the event the employment or service of the holder is terminated by Skyworks other than for cause or by the holder for good reason, in either case, within eighteen (18) months following the Closing Date and in connection with the Mergers, such award will vest in full upon such termination (and any performance-based measures, to the extent performance has not been determined as of the date of such termination, will be deemed achieved at target level performance).
Treatment of Qorvo Equity Awards
At the effective time, the following will occur with respect to the equity awards of Qorvo:
Qorvo RSUs
At the Effective Time, each outstanding Qorvo restricted stock unit (each, a “Qorvo RSU Award”) that is (a) vested but not yet settled as of immediately prior to the Effective Time, (b) by its terms becomes vested as a result of the occurrence of the Closing or (c) is held by a non-employee member of Qorvo’s board as of immediately prior to the Effective Time (collectively, the “Accelerated Qorvo RSUs”), will be canceled in consideration for the right to receive (i) the Merger Consideration in respect of each share of Qorvo Common Stock that was subject to such Accelerated Qorvo RSU immediately prior to the Effective Time and (ii) an amount in cash equal to all dividend equivalents, if any, accrued but unpaid as of the Effective Time with respect to each such Accelerated Qorvo RSU. The number of shares of Qorvo Common Stock subject to any Accelerated Qorvo RSUs that remains subject to performance-based vesting conditions as of immediately prior to the Closing Date (i.e., any Qorvo RSU Award for which the level of performance vesting has not yet been determined) will be determined by assuming, in respect of such Qorvo RSU Award, achievement at target performance, subject to certain exceptions for individuals for whom achievement will be assumed at the greater of target performance and actual performance as of immediately prior to the Effective Time.
At the Effective Time, each outstanding Qorvo RSU Award that is not an Accelerated Qorvo RSU (the “Unvested Qorvo RSU Awards”) will be assumed by Skyworks and converted automatically into a restricted stock unit award covering shares of Skyworks Common Stock (each, an “Adjusted RSU Award”), on the same terms and conditions as were applicable under the Qorvo RSU Award as of immediately prior to the Effective Time (except as described below and other than performance-based vesting conditions, which will not apply following the Effective Time, with dividend equivalents continuing to accrue in respect of such Adjusted RSU Award and with all accrued dividend equivalents paid at such time as the Adjusted RSU Award is settled), except that the number of shares of Skyworks Common Stock subject to the Adjusted RSU Award as of the Effective Time will be determined by multiplying (a) the number of shares of Qorvo Common Stock subject to the corresponding Unvested Qorvo RSU Award immediately prior to the Effective Time by (b) an amount equal to the sum of (i) the Exchange Ratio, plus (ii) the quotient obtained by dividing the Per Share Cash Amount by the volume weighted average trading price of Skyworks Common

Stock on Nasdaq for the five (5) consecutive trading days ending on the trading day immediately preceding the Closing Date, as calculated by Bloomberg L.P. (such amount, the “Conversion Ratio”), with any fractional shares in the resulting product rounded to the nearest whole share. The number of shares of Qorvo Common Stock subject to any such Unvested Qorvo RSU Award that remains subject to performance-based vesting conditions for which the level of performance vesting has not yet been determined as of immediately prior to the Closing Date, including any accrued but unpaid dividend equivalents, will be determined by assuming, in respect of such Unvested Qorvo RSU Award, achievement at target performance, subject to certain exceptions for individuals for whom achievement will be assumed at the greater of target performance and actual performance as of immediately prior to the Effective Time. In the event of a termination of employment of any holder of an Adjusted RSU Award by Skyworks, the Surviving Company or one of their affiliates without “cause” or by such holder with “good reason” (each as defined in the applicable Qorvo equity plan or equity award agreement), in each case within the eighteen (18)-month period following the Closing Date, any such Adjusted RSU Awards held by such holder will accelerate and vest in full.
Skyworks’ Reasons for the Mergers; Recommendation of the Skyworks Board of Directors
After careful consideration, on October 27, 2025, the Skyworks Board unanimously (a) determined that the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, are advisable, fair to and in the best interests of, Skyworks and its stockholders, (b) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Skyworks Stock Issuance, on the terms and subject to the conditions set forth therein, (c) subject to the terms of the Merger Agreement, resolved to recommend that Skyworks’ stockholders approve the Skyworks Stock Issuance pursuant to the Merger Agreement and the Skyworks Adjournment Proposal, and (d) directed that the Skyworks Stock Issuance be submitted to Skyworks’ stockholders for approval at the Skyworks Special Meeting.
For a summary of the factors considered by the Skyworks Board in reaching its decision to approve and declare advisable the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, see “The Mergers — Skyworks’ Reasons for the Mergers; Recommendation of the Skyworks Board of Directors.”
Qorvo’s Reasons for the Mergers; Recommendation of the Qorvo Board of Directors
After careful consideration, on October 27, 2025, the Qorvo Board unanimously (a) approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereunder, (b) determined that the terms of the Mergers and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of Qorvo and its stockholders, (c) recommended that the holders of Qorvo Common Stock adopt the Merger Agreement and approve the Mergers and the other transactions contemplated by the Merger Agreement and directed that the Merger Agreement be submitted for adoption by Qorvo’s stockholders at the Qorvo Special Meeting, and (d) declared that the Merger Agreement and the transactions contemplated thereunder, including the Mergers, are advisable.
For a summary of the factors considered by the Qorvo Board in reaching its decision to approve and declare advisable the Merger Agreement and the Transactions, including the Mergers, see “The Mergers — Qorvo’s Reasons for the Mergers; Recommendation of the Qorvo Board of Directors.”
Opinions of Financial Advisors
Opinions of Skyworks’ Financial Advisors
Opinion of Qatalyst Partners
Skyworks retained Qatalyst Partners to act as its financial advisor in connection with the Mergers and to evaluate whether the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to Skyworks. Skyworks selected Qatalyst Partners to act as Skyworks’ financial advisor based on Qatalyst Partners’ qualifications, expertise, reputation and knowledge of the business and affairs of Skyworks and the industry in which it operates. Qatalyst Partners has provided its written consent to the reproduction of its opinion in this joint proxy statement/prospectus. At the special meeting of the Skyworks Board on October 27, 2025, Qatalyst Partners rendered to the Skyworks Board its oral opinion that was confirmed by delivery of a written opinion, dated as of October 27, 2025, to the effect that, as of such date and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to Skyworks.
The full text of Qatalyst Partners’ written opinion, dated as of October 27, 2025, is attached hereto as Annex D. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion. Holders of shares of Skyworks Common Stock should read the opinion carefully in its entirety. Qatalyst Partners’ opinion was provided to the Skyworks Board and addresses only, as of the date of the opinion, the fairness, from a financial point of view, of the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement, to Skyworks, and it does not address any other aspect of the Mergers. It does not constitute a recommendation as to how Skyworks stockholders should vote with respect to the Mergers or any other matter and does not in any manner address what the value of Skyworks Common Stock actually will be when issued pursuant to the Mergers or the price at which Skyworks Common Stock or Qorvo Common Stock will trade or otherwise be transferable at any time. The summary of Qatalyst Partners’ opinion set forth herein is qualified in its entirety by reference to the full text of the opinion.
Opinion of Goldman Sachs
Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Skyworks Board that, as of October 27, 2025 and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid by Skyworks for each share of Qorvo Common Stock pursuant to the Merger Agreement is fair from a financial point of view to Skyworks.
The full text of the written opinion of Goldman Sachs, dated as of October 27, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex E. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Skyworks Board in connection with its consideration of the Transactions. Skyworks selected Goldman Sachs to act as Skyworks’ co-financial advisor based on Goldman Sachs’ qualifications, expertise, reputation and knowledge of the business and affairs of Skyworks and the industry in which it operates. Goldman Sachs’ opinion is not a recommendation as to how any holder of shares of Skyworks Common Stock should vote with respect to the Transaction or any other matter. The engagement letter between Skyworks and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $8 million, all of which is contingent upon consummation of the Transactions. Skyworks may, at its sole discretion, increase the transaction fee by up to $2 million.
Opinion of Qorvo’s Financial Advisor
Qorvo retained Centerview Partners LLC (“Centerview”) as financial advisor to the Qorvo Board in connection with the Transactions. In connection with this engagement, the Qorvo Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of shares of Qorvo Common Stock (other than, immediately prior to the Effective Time, any (a) shares of Qorvo Common Stock held directly or indirectly, by any wholly-owned subsidiary of Qorvo, (b) shares of Qorvo Common Stock held by Qorvo (or held in Qorvo’s treasury) or held, directly or indirectly, by Skyworks, Merger Sub I, Merger Sub II or any other wholly-owned subsidiary of Skyworks, (c) Dissenting Shares and (d) shares of Qorvo Common Stock held by any affiliate of Qorvo or Skyworks (clauses (a)-(d) collectively, the “Excluded Shares”)) of the Merger Consideration proposed to be paid to such holders pursuant to the Merger Agreement. On October 27, 2025, Centerview rendered to the Qorvo Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated October 27, 2025, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger

Consideration proposed to be paid to the holders of shares of Qorvo Common Stock (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated October 27, 2025, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex F and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Qorvo Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Qorvo Common Stock (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transactions and does not constitute a recommendation to any stockholder of Qorvo or any other person as to how such stockholder or other person should vote with respect to the Mergers or otherwise act with respect to the Transactions or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
Governance of the Combined Company After the Mergers
Board of Directors.   Immediately following the Effective Time, the number of directors that comprise the full Skyworks Board will be eleven (11) directors and will consist of: (a) the Chief Executive Officer of Skyworks as of immediately prior to the Effective Time (who will be the Chief Executive Officer of Skyworks as of immediately after the Effective Time); (b) seven (7) directors designated by the Skyworks Board; and (c) three (3) directors designated by the Qorvo Board, each of which must be reasonably acceptable to Skyworks. Promptly following the Closing, the Board will also designate a Chairman. Robert Bruggeworth, Qorvo’s current President, Chief Executive Officer and director, will be one of Qorvo’s designees (who is reasonably acceptable to Skyworks) upon the Closing.
Interests of Directors and Executive Officers in the Mergers
Interests of Skyworks Directors and Executive Officers in the Mergers
In considering the recommendation of the Skyworks Board to vote to approve the Merger Agreement and the Transactions, including the Mergers and Skyworks Stock Issuance, holders of Skyworks Common Stock should be aware that the directors and executive officers of Skyworks may have interests in the Mergers that are different from, or in addition to, the interests of holders of Skyworks Common Stock generally and that may create potential conflicts of interests. The Skyworks Board was aware of these interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and approving the Merger Agreement, and in recommending to holders of Skyworks Common Stock that they vote to approve the Skyworks Stock Issuance.
These interests are discussed in more detail in “The Mergers — Interests of Directors and Executive Officers in the Mergers — Interests of Skyworks Directors and Executive Officers in the Mergers.”
Interests of Qorvo Directors and Executive Officers in the Mergers
In considering the recommendation of the Qorvo Board that holders of Qorvo Common Stock vote to approve the Merger Agreement Proposal, holders of Qorvo Common Stock should be aware that the directors and executive officers of Qorvo may have interests in the Mergers that are different from, or in addition to, the interests of holders of Qorvo Common Stock generally and that may create potential conflicts of interest. The Qorvo Board was aware of these interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and approving the Merger Agreement, and in recommending to holders of Qorvo Common Stock that they vote to approve the Merger Agreement Proposal.

These interests are discussed in more detail in “The Mergers — Interests of Directors and Executive Officers in the Mergers — Interests of Qorvo Directors and Executive Officers in the Mergers.”
Accounting Treatment of the Mergers
Skyworks and Qorvo prepare their financial statements in accordance with GAAP. The mergers will be accounted for in accordance with FASB ASC Topic 805, Business Combinations, with Skyworks considered as the accounting acquirer and Qorvo as the accounting acquiree. Accordingly, Skyworks will measure the assets acquired and liabilities assumed at their fair values including net tangible and identifiable intangible assets acquired and liabilities assumed as of the closing date, with any excess purchase price over those fair values being recorded as goodwill.
For more information regarding the accounting treatment, see “The Mergers — Accounting Treatment of the Mergers.”
Reasonable Best Efforts; Regulatory Filings and Other Actions
The obligations of Skyworks and Qorvo to consummate the Mergers are subject to, among other conditions, the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Mergers under certain other antitrust and foreign investment regimes. For more information about regulatory approvals relating to the transactions, see “The Mergers — Regulatory Approvals Required for the Mergers,” “The Merger Agreement — Covenants and Agreements — Reasonable Best Efforts; Regulatory Filings and Other Actions,” and “The Merger Agreement — Conditions to the Mergers.”
Subject to certain limitations provided for in the Merger Agreement, Skyworks and Qorvo must use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Qorvo or Skyworks, as applicable, in doing, all things reasonably necessary, proper or advisable under applicable law to consummate and make effective, in the most expeditious manner practicable, the Transactions, including using reasonable best efforts to obtain all necessary actions or non-actions, consents and orders from all governmental bodies and make all necessary registrations, declarations and filings with all governmental bodies, that are necessary to consummate the Mergers.
Each party to the Merger Agreement must use its reasonable best efforts to make or cause to be made, in cooperation with the other parties thereto and to the extent applicable: (a) as soon as reasonably practicable after October 27, 2025 (but in any event within twenty-five (25) business days after October 27, 2025) an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Mergers; and (b) as promptly as practicable after October 27, 2025 all other necessary filings, forms, declarations, notifications, registrations and notices with other governmental bodies under other applicable antitrust laws and investment screening laws relating to the Mergers.
As of December 23, 2025, the date of this joint proxy statement/prospectus, each of Skyworks and Qorvo have filed their respective requisite notification and report forms under the HSR Act with the DOJ and the FTC. The HSR waiting period for the Transactions will expire at 11:59 p.m., Eastern Time, on January 5, 2026, unless otherwise terminated or extended. Skyworks intends to withdraw its notification and report form pursuant to the HSR Act by January 5, 2026 and refile no later than January 7, 2026. Upon refiling the notification and report form pursuant to the HSR Act, the waiting period under the HSR Act will expire no later than February 6, 2026, unless extended by a request for additional information or documentary material. Skyworks and Qorvo have also submitted merger control filings in China, South Korea, and Taiwan.
The Mergers — Debt Financing
Notwithstanding the below, the consummation of the Mergers is not conditioned on Skyworks obtaining any debt financing.
The Bridge Facility
In connection with the Mergers, Skyworks entered into a commitment letter, dated as of October 27, 2025 (including all related exhibits, schedules, annexes, supplements and term sheets thereto, as may be amended, supplemented, replaced, substituted, terminated or otherwise modified or waived from time to time, the “Commitment Letter”), under which Goldman Sachs Bank USA and certain other financial institutions (collectively, the “Commitment Parties”) committed to provide $3.05 billion in an aggregate principal amount of senior unsecured bridge term loans, the availability of which is subject to mandatory commitment reductions upon the consummation of the Permanent Financing pursuant to the terms set forth in the Commitment Letter, for the purpose of financing a portion of the cash portion of the Merger Consideration, financing the Qorvo Credit Agreement Refinancing, paying related fees and expenses in connection with the Mergers and the other transactions contemplated by the Merger Agreement and, in certain circumstances, to refinance certain of Qorvo’s senior notes (the “Bridge Facility”).
Treatment of Qorvo’s Existing Debt
In connection with the Mergers, the parties intend to terminate and payoff the commitments under either (a) that certain Credit Agreement, dated as of April 23, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Qorvo Credit Agreement”), by and among Qorvo, Bank of America, N.A., as administrative agent and letter of credit issuer, and the other lenders party thereto or (b) to the extent Qorvo has replaced or fully refinanced its obligations under the Existing Qorvo Credit Agreement with a new credit facility in accordance with the terms of the Merger Agreement (the “Qorvo Credit Agreement Replacement” and together with the Existing Qorvo Credit Agreement, the “Qorvo Credit Agreement”), the Credit Agreement Replacement.
In connection with the Qorvo Credit Agreement Termination, Qorvo will submit to the administrative agent under the Qorvo Credit Agreement, a notice of termination (and, if applicable, prepayment) that will request the termination of all the commitments thereunder (and, if applicable, prepayment of all loans thereunder) on or prior to the Closing Date to the extent such prepayment and/or termination notices have not been waived (such notice may state that such termination and/or prepayment is condition on the substantially concurrent closing of the Mergers). Skyworks will cause (a) repayment in full of all principal, interest and fees due in connection with the Qorvo Credit Agreement Termination and (b) all then-outstanding letters of credit issued under the Qorvo Credit Agreement to be canceled, backstopped, cash collateralized, replaced or rolled over (the “Qorvo Credit Agreement Refinancing”).
Subject to certain limitations set forth in the Merger Agreement, Qorvo is required to cooperate with, and take all actions reasonably requested by, Skyworks to facilitate the termination and payoff of the commitments under the Qorvo Credit Agreement at the Closing. Subject to certain limitations set forth in the Merger Agreement, Qorvo is required to use commercially reasonable efforts (but which efforts do not require Qorvo to commence any litigation or other adversarial proceedings against the lenders, arrangers or agents (or any other persons) under the Qorvo Credit Agreement), subject to the cooperation of the lenders thereunder, to obtain and deliver to Skyworks a customary payoff letter in connection with the Qorvo Credit Agreement. Notwithstanding the foregoing, Qorvo is not required to cause any repayment, release or termination of the Qorvo Credit Agreement.
In connection with the Mergers, Skyworks may choose to assume all or a portion of Qorvo’s outstanding senior notes, or Skyworks may seek to refinance those notes with new Skyworks indebtedness or otherwise. The terms and timing of any such transactions have not been determined as of December 23, 2025, the date of this joint proxy statement/prospectus. This joint proxy statement/prospectus does not constitute an offer to sell or the solicitation of an offer to buy, or any notice of purchase or redemption with respect to, any debt securities of Qorvo or Skyworks and does not constitute a prospectus or prospectus equivalent or other offering document for any such securities.
For further information regarding the financing of the Mergers, see “The Mergers — Debt Financing” and “The Merger Agreement — Covenants and Agreements — Financing Cooperation.”
Appraisal Rights in the Mergers
If the proposed transaction is completed and certain other statutory requirements described herein are met, Qorvo stockholders of record and beneficial owners who do not vote in favor of the Merger Agreement Proposal, who properly demand appraisal of their shares, who hold shares of stock on the date of making such demand with respect to such shares, and who continuously held such shares through the Effective Time may be entitled to appraisal rights in connection with the First Merger under Section 262 of the DGCL. This means that Qorvo stockholders of record and beneficial owners are entitled to have their shares appraised by the Court of Chancery and to receive in lieu of the Merger Consideration a cash payment of an amount determined by the Court of Chancery equal to the “fair value” of their Qorvo common stock, exclusive of any elements of value arising from the accomplishment or expectation of the First Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Court of Chancery or as described further herein, so long as they comply with the procedures established by Section 262 of the DGCL and certain other conditions relating to stock ownership thresholds are met.
A detailed description of the procedures required to be followed in order to perfect appraisal rights by Qorvo stockholders of record and beneficial owners if desired is included in the section entitled “The Mergers — Appraisal Rights of the Mergers” beginning on page 152 of this joint proxy statement/prospectus, which detailed description is qualified by reference to the full text of Section 262 of the DGCL attached as Annex G to this joint proxy statement/prospectus. Due to the complexity of the procedures described above, Qorvo stockholders who are considering exercising such rights are encouraged to carefully review this joint proxy statement/prospectus and Annex G and seek the advice of their legal counsel and financial advisors. Failure to comply strictly with these procedures will result in loss of the right of appraisal.
Qorvo stockholders of record and beneficial owners considering seeking appraisal should be aware that the fair value of their shares of Qorvo common stock as determined by the Court of Chancery pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the Merger Consideration.
Nasdaq Listing of Skyworks Common Stock; Delisting and Deregistration of Qorvo Common Stock
Each of Skyworks and Qorvo will take all action necessary to cause the Skyworks Common Stock to be issued in connection with the Mergers to be listed on Nasdaq, subject to official notice of issuance, at or prior to the Closing Date. If the Mergers are consummated, Qorvo Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act.
Expected Timing of the Mergers
Skyworks and Qorvo currently expect the Mergers to be consummated early in calendar year 2027, subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the adoption of the Merger Agreement by an affirmative vote of the holders of a majority of the shares of Qorvo Common Stock outstanding and entitled to vote thereon at the Qorvo Special Meeting, assuming a quorum is present, (b) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Mergers under certain other antitrust and foreign investment regimes, (c) the absence of any order, injunction or law of such jurisdictions prohibiting the Mergers, (d) the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part, (e) the approval of the issuance of shares of Skyworks Common Stock included in the Merger Consideration by a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon, (f) the accuracy of Qorvo and Skyworks’ respective representations and warranties, subject to certain standards set forth in the Merger Agreement, (g) compliance in all material respects with Qorvo and Skyworks’ respective obligations under the Merger Agreement and (h) the absence of a continuing material adverse effect with respect to each of Skyworks and Qorvo.
However, Skyworks and Qorvo cannot predict the actual date on which the Mergers will be consummated because consummation is subject to conditions beyond their control and it is possible that such conditions could result in the Mergers being consummated earlier or later or not being consummated at all. See “The Mergers — Regulatory Approvals Required for the Mergers” and “The Merger Agreement — Conditions to the Mergers.”
U.S. Federal Income Tax Consequences of the Mergers
Qorvo and Skyworks intend for the Mergers, taken together, to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. The consummation of the

Mergers is not conditioned on the Mergers qualifying for the intended tax treatment or upon the receipt of an opinion of counsel to that effect, and neither Qorvo no Skyworks will request a ruling from the IRS regarding the U.S. federal income tax consequences of the Mergers. However, in connection with the registration statement of which this joint proxy statement/prospectus forms a part, each of Davis Polk & Wardwell LLP, legal counsel to Qorvo, and Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to Skyworks, has delivered a legal opinion to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
For a more detailed description of the U.S. federal income tax consequences of the Mergers, see “The Mergers — U.S. Federal Income Tax Consequences of the Mergers.”
Litigation Related to the Mergers
Stockholders may file lawsuits challenging the Mergers, which may name Skyworks, Qorvo, members of the Skyworks Board, members of the Qorvo Board or others as defendants. No assurance can be made as to the outcome of such lawsuits, including the amount of costs associated with defending claims or any other liabilities that may be incurred in connection with the litigation of any claims. If plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the Mergers on the agreed-upon terms, such an injunction may delay the consummation of the Mergers or may prevent the Mergers from being completed altogether.
Skyworks and Qorvo have each received demand letters from certain purported stockholders of Skyworks and Qorvo, as applicable, that allege deficiencies and/or omissions in the registration statement of which this joint proxy statement/prospectus forms a part. The demand letters seek additional disclosures to remedy these purported deficiencies. Skyworks and Qorvo believe that the allegations in these letters are without merit. There can be no assurances that complaints or additional demands will not be filed or made with respect to the Mergers. If additional similar demands are made, neither Skyworks nor Qorvo will necessarily announce them.
The Merger Agreement
No Solicitation
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, Qorvo and Skyworks may not, and must cause their respective subsidiaries and their and their respective subsidiaries’ respective executive officers and directors not to, and must use reasonable best efforts to cause their other respective representatives and the other representatives of their respective subsidiaries not to, directly or indirectly through another person:
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solicit, initiate or knowingly take any action to facilitate or encourage any Acquisition Proposal, or proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

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participate or engage in any discussions or negotiations with, disclose any non-public information relating to Qorvo or Skyworks, respectively, or afford access to their respective businesses, properties, assets, books or records, or otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking (or Qorvo or Skyworks, as applicable, should know is seeking) to make, or has made, any Acquisition Proposal;

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amend or grant any waiver or release under any standstill or similar agreement (other than pursuant to a “fall-away” or other similar provision that causes such standstill or similar agreement to be automatically released, waived, modified or amended as a result of entering into the Merger Agreement in and of itself) with respect to any class of equity securities of Qorvo or Skyworks, respectively, or any of their respective subsidiaries;

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approve any transaction under, or any third-party becoming an “interested stockholder” under, Section 203 of the DGCL;

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approve or enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract relating to any Acquisition Proposal, in each case, whether written or oral, binding or nonbinding, or enter into any agreement or agreement in principle requiring Qorvo or Skyworks, respectively, to abandon, terminate or fail to consummate the transactions contemplated thereby or breach their respective obligations under the Merger Agreement; or
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resolve, propose or agree to do any of the foregoing.

At any time prior to receipt of the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions, in the case of Qorvo, or receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, in the case of Skyworks, in response to an unsolicited Acquisition Proposal made after October 27, 2025, and not resulting from a material breach of the Merger Agreement, that the Qorvo Board or Skyworks Board, as applicable, in receipt of such Acquisition Proposal determines in good faith constitutes or would reasonably be expected to result in a Superior Proposal, Qorvo or Skyworks, as applicable, may, upon a good faith determination by the Qorvo Board or Skyworks Board, as applicable, that failure to take such action would be inconsistent with such board of director’s fiduciary duties under applicable law:
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participate in discussions or negotiations with the person making such Acquisition Proposal (and its representatives) regarding such Acquisition Proposal; and

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furnish information with respect to itself and its subsidiaries to the person making such Acquisition Proposal (and such person’s representatives and financing sources).

For a more complete description of the no solicitation provisions of the Merger Agreement, see “The Merger Agreement — Covenants and Agreements — No Solicitation.”
Change of Recommendation and Match Rights
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement and subject to the following paragraph, the Skyworks Board generally may not change its recommendation that Skyworks stockholders vote “FOR” the Stock Issuance Proposal, and the Qorvo Board generally may not change its recommendation that Qorvo stockholders vote “FOR” the Merger Agreement Proposal.
Under the Merger Agreement, a change of recommendation will occur if the Skyworks Board or the Qorvo Board, as applicable, including any committee thereof:
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fails to make, withdraws, amends, modifies or qualifies, or publicly propose to withhold, withdraw, amend, modify or qualify its recommendation;

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approves, endorses, adopts or recommends, or publicly proposes to approve, endorse, adopt or recommend, any Acquisition Proposal or Superior Proposal;

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fails to recommend against acceptance of any tender offer or exchange offer for Qorvo Common Stock, in the case of any offer for Qorvo, or for Skyworks Common Stock, in the case of any offer for Skyworks, within ten (10) business days after the commencement of such offer;

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takes any action to exempt or make any person (other than Skyworks or Qorvo) not subject to the provisions of Section 203 of the DGCL or any other potentially applicable law;

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fails to affirm publicly and without qualification its recommendation following any reasonable written request by Qorvo or Skyworks, as applicable, to provide such reaffirmation (including in the event of an Acquisition Proposal (other than pursuant to a commenced tender offer or exchange offer) having been publicly disclosed) prior to the earlier of (a) ten (10) calendar days following such request and (b) five (5) business days prior to the Qorvo Special Meeting or Skyworks Special Meeting, as applicable; or

•
resolves or agrees to take any of the foregoing actions.

The Qorvo Board or Skyworks Board, as applicable, may, at any time prior to receipt of the relevant stockholder approval, take any of the actions set forth below:

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if there is an Intervening Event, effect a change in board recommendation if the Qorvo Board or the Skyworks Board, as applicable, concludes in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law; and

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effect a change in board recommendation in response to an Acquisition Proposal if (a) the Qorvo Board or the Skyworks Board, as applicable, concludes in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law and (b) the Qorvo Board or the Skyworks Board, as applicable, concludes in good faith, after consultation with its financial advisor and outside counsel, that the Acquisition Proposal constitutes a Superior Proposal.

Qorvo and Skyworks will not be entitled to make a change in board recommendation pursuant to the preceding two bullets unless:
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Qorvo or Skyworks, as applicable, have first provided prior written notice at least four (4) business days prior to making a change in board recommendation to Skyworks or Qorvo, as applicable, of its intention to make a change in board recommendation;

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Qorvo or Skyworks, as applicable, has, and has caused its respective financial advisor and legal counsel to, during the above mentioned notice period, negotiated with Skyworks or Qorvo, as applicable (to the extent the Skyworks or Qorvo, as applicable, desires to negotiate), in good faith to make such amendments to the terms and conditions of the Merger Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal or so that the Intervening Event no longer forms the basis for the Qorvo Board or Skyworks Board, as applicable, to effect a change in board recommendation; and

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The Qorvo Board or Skyworks Board, as applicable (after consultation with its financial advisor and outside counsel), has in good faith reaffirmed its determination that the Intervening Event continues to form the basis for its board to effect a change in board recommendation or the offer previously constituting a Superior Proposal continues to constitute a Superior Proposal, as the case may be.

For a more complete description of the change of recommendation provisions of the Merger Agreement, see “The Merger Agreement — Covenants and Agreements — Change of Recommendation and Match Rights.”
Conditions to Each Party’s Obligation to Effect the Mergers
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the obligations of each of Skyworks, Merger Sub I and Merger Sub II, on the one hand, and Qorvo, on the other hand, to effect the Mergers are subject to the satisfaction (or waiver by Skyworks and Qorvo to the extent permitted by applicable law) of various conditions, including the following:
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Qorvo stockholders adopting the Merger Agreement and approving the Transactions and the Skyworks stockholders approving the Skyworks Stock Issuance;

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effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part, and the absence of any stop order suspending such effectiveness or of any proceeding seeking a stop order relating to such registration statement;

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all statutory waiting periods applicable to the consummation of the Transactions under the HSR Act having expired or been terminated and all other consents required under any antitrust law or investment screening law of certain specified jurisdictions having been obtained and remaining in full force and effect, provided no such consent imposes any term, condition, restriction, requirement or limitation to which the relevant party would not have been required to agree pursuant to the Merger Agreement;

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the absence of any injunction or similar order by any court or other governmental entity having competent jurisdiction over Qorvo or Skyworks in certain specified jurisdictions having been entered and continuing to be in effect that prohibits or makes illegal the consummation of the Mergers;

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accuracy of the representations and warranties made in the Merger Agreement by the other party as set forth in the Merger Agreement, subject to certain materiality thresholds;

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performance in all material respects by the other party of all of the obligations, covenants and agreements required by the Merger Agreement to be performed or complied with by it prior to the closing; and

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the absence of a material adverse effect on the other party (see “The Merger Agreement — Material Adverse Effect” of this joint proxy statement/prospectus for the definition of material adverse effect).

In addition, as more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the obligations of Skyworks, Merger Sub I and Merger Sub II to effect the Mergers are subject to the satisfaction (or waiver by Skyworks to the extent permitted by applicable law) on or prior to the closing date of the following additional condition:
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Qorvo having delivered to Skyworks a certificate, dated as of the closing date and duly executed by the chief executive officer and chief financial officer of Qorvo, certifying the satisfaction of certain conditions.

In addition, as more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the obligation of Qorvo to complete the Mergers is subject to the satisfaction (or waiver to the extent permitted by applicable law) on or prior to the closing date of the following additional condition:
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Skyworks having delivered to Qorvo a certificate, dated as of the closing date and duly executed by the chief executive officer and chief financial officer of Skyworks, certifying the satisfaction of certain conditions.

For a more complete description of the conditions to the Mergers, see “The Merger Agreement — Conditions to the Mergers.”
Termination
The Merger Agreement may be terminated and the Transactions, including the Mergers, may be abandoned at any time prior to the Effective Time (other than in the case of the first bullet) by written notice of the terminating party to the other parties thereto:
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by mutual written consent of Skyworks and Qorvo;

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by either Skyworks or Qorvo, if the Mergers have not been consummated on or prior to 11:59 p.m., Pacific Time, on April 27, 2027, or such other date agreed in writing by Skyworks and Qorvo; provided, however, that (a) if, on April 27, 2027, either of the Regulatory Approvals Condition or the No Legal Restraints Condition has not been satisfied or waived, and only in the event there is pending litigation brought by the DOJ, the FTC or any other governmental body in the United States under the antitrust laws, then the Outside Date will be automatically extended to July 27, 2027, (b) if, on July 27, 2027, either of the Regulatory Approvals Condition or the No Legal Restraints Condition has not been satisfied or waived, and only in the event there is pending litigation brought by the DOJ, the FTC or any other governmental body in the United States under the antitrust laws, then the Outside Date will be automatically extended to October 27, 2027, (c) if all the closing conditions are satisfied or waived (other than those conditions that by their terms are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) prior to 11:59 p.m., Pacific Time, on the Outside Date but such that the last date on which the Closing would otherwise be required to occur under the Merger Agreement occurs after the Outside Date, the Outside Date will be automatically extended to 11:59 p.m., Pacific Time, on such date, and (d) a party to the Merger Agreement will not be permitted to terminate the Merger Agreement if the failure of the Mergers to occur prior to the Outside Date was primarily attributable to a failure on the part of such party to perform any covenant or obligation in the Merger Agreement required to be performed by such party at or prior to the Effective Time in material breach of such party’s obligations hereunder (any such termination, an “Outside Date Termination”);

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by either Skyworks or Qorvo, if any final, non-appealable Restraint in any specified jurisdiction is in effect having the effect of making illegal, permanently preventing, enjoining or prohibiting the consummation of the Mergers, unless such Restraint was primarily attributable to a failure on the part of such party to perform any covenant or obligation in the Merger Agreement required to be performed by such party at or prior to the Effective Time in material breach of such party’s obligations hereunder (any such termination, a “Restraint Termination”);
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by either Skyworks or Qorvo, if the Qorvo stockholder approval necessary to adopt the Merger Agreement and to approve the Transactions has not been obtained by reason of the failure to obtain the required vote at the Qorvo Special Meeting (or any valid adjournment or postponement thereof);

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by either Skyworks or Qorvo, if the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance has not been obtained by reason of the failure to obtain the required vote at the Skyworks Special Meeting (or any valid adjournment or postponement thereof);

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by Skyworks, at any time prior to the receipt of the Qorvo stockholder approval necessary to adopt the Merger Agreement and to approve the Transactions, if (a) a change in the Qorvo Board recommendation has occurred, (b) Qorvo has failed to include in this joint proxy statement/prospectus the Qorvo Board recommendation, (c) the Qorvo Board or any committee thereof has approved, endorsed or recommended any Qorvo Acquisition Proposal, (d) Qorvo has entered into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement or other contract relating to any Qorvo Acquisition Proposal, (e) a tender offer or exchange offer relating to securities of Qorvo has been commenced and Qorvo has not issued a statement of rejection thereof and publicly reaffirming the Qorvo Board recommendation, or (f) Qorvo or any Qorvo subsidiary or any of their representatives has committed a material breach of the non-solicitation provisions in the Merger Agreement (any such termination, a “Qorvo Triggering Event Termination” and clauses (a) through (f), a “Qorvo Triggering Event”);

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by Qorvo, at any time prior to the receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, if (a) a change in Skyworks Board recommendation has occurred, (b) Skyworks has failed to include in this joint proxy statement/prospectus the Skyworks Board recommendation, (c) the Skyworks Board or any committee thereof has approved, endorsed or recommended any Skyworks Acquisition Proposal, (d) Skyworks has entered into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement or other contract relating to any Skyworks Acquisition Proposal, (e) a tender offer or exchange offer relating to securities of Skyworks has been commenced and Skyworks has not issued a statement of rejection thereof and publicly reaffirming the Skyworks Board recommendation, or (f) Skyworks or any Skyworks subsidiary or any of their representatives has committed a material breach of the non-solicitation provisions in the Merger Agreement (any such termination, a “Skyworks Triggering Event Termination” and clauses (a) through (f), a “Skyworks Triggering Event”);

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by Skyworks, if Qorvo has materially breached any covenant, obligation or agreement or in the case of any inaccuracy in any representation or warranty if such breach or inaccuracy is not curable by the Outside Date, or, if curable, is not cured within fifteen (15) business days of the date Skyworks gives Qorvo notice of such breach or inaccuracy (any such termination, a “Breach of Qorvo Covenant Termination”); provided, however, that Skyworks will not have the right to terminate the Merger Agreement if Skyworks is then in material breach of any of its representations, warranties, covenants, obligations or agreements hereunder such that Qorvo has the right to terminate the Merger Agreement;

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by Qorvo, if Skyworks has materially breached any covenant, obligation or agreement or in the case of any inaccuracy in any representation or warranty if such breach or inaccuracy is not curable by the Outside Date, or, if curable, is not cured within fifteen (15) business days of the date Skyworks gives Qorvo notice of such breach or inaccuracy (any such termination, a “Breach of Skyworks Covenant Termination”); provided, however, that Qorvo will not have the right to terminate the Merger Agreement if Qorvo is then in material breach of any of its representations, warranties, covenants, obligations or agreements hereunder such that Skyworks has the right to terminate the Merger Agreement;

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by Skyworks, at any time prior to the receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance to enter into a definitive acquisition agreement authorized by the Skyworks Board providing for a Skyworks Superior Proposal and, substantially concurrently with such termination, Skyworks enters into such definitive acquisition agreement; provided that

Skyworks must have complied in all material respects with the non-solicitation covenants of the Merger Agreement with respect to such Skyworks Superior Proposal and prior to or substantially concurrently with such termination Skyworks pays or causes to be paid to Qorvo the Skyworks Termination Fee (as defined below) (any such termination, a “Skyworks Superior Proposal Termination”); and
•
by Qorvo, at any time prior to the receipt of the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions to enter into a definitive acquisition agreement authorized by the Qorvo Board providing for a Qorvo Superior Proposal and, substantially concurrently with such termination, Qorvo enters into such definitive acquisition agreement; provided that Qorvo must have complied in all material respects with the non-solicitation covenants of the Merger Agreement with respect to such Qorvo Superior Proposal and prior to or substantially concurrently with such termination Qorvo pays or causes to be paid to Skyworks the Qorvo Termination Fee (as defined below) (any such termination, a “Qorvo Superior Proposal Termination”).

For a more complete description of the termination provisions of the Merger Agreement, see “The Merger Agreement — Termination.”
Termination Fees and Other Fees
As more fully described in this joint proxy statement/prospectus, the Merger Agreement provides that Skyworks will pay Qorvo a termination fee of $298,692,098 in connection with a termination of the Merger Agreement under the following circumstances:
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if Skyworks terminates the Merger Agreement in connection with a Skyworks Superior Proposal Termination;

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if Qorvo, prior to the receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, terminates the Merger Agreement in connection with a Skyworks Triggering Event Termination; or

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if (a) Skyworks terminates the Merger Agreement in connection with an Outside Date Termination or in connection with a failure to obtain the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, or if Qorvo terminates the Merger Agreement in connection with a Breach of Skyworks Covenant Termination; (b) a Skyworks Acquisition Transaction has been publicly disclosed and has not been publicly withdrawn, subject to certain timing considerations; and (c) within twelve (12) months after such termination, Skyworks enters into a definitive agreement with respect to any Skyworks Acquisition Transaction that is subsequently consummated or a Skyworks Acquisition Transaction occurs involving Skyworks.

Skyworks has also agreed to pay Qorvo a reverse termination fee in the amount of $100 million if, but only if, the Merger Agreement is terminated due to:
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a Restraint Termination as a result of any Restraint with respect to the antitrust laws or investment screening laws of certain specified jurisdictions; or

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an Outside Date Termination and all closing conditions have been satisfied or waived, other than the Regulatory Approvals Condition or the No Legal Restraints Condition.

As more fully described in this joint proxy statement/prospectus, the Merger Agreement provides that Qorvo will pay Skyworks a termination fee of $298,692,098 in connection with a termination of the Merger Agreement under the following circumstances:
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if Qorvo terminates the Merger Agreement in connection with a Qorvo Superior Proposal Termination;

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if Skyworks, prior to receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, terminates the Merger Agreement in connection with a Qorvo Triggering Event Termination; or

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if (a) Qorvo terminates the Merger Agreement in connection with an Outside Date Termination or in connection with a failure to obtain the Qorvo stockholder approval necessary to adopt this

Agreement and to approve the Transactions, or if Skyworks terminates the Merger Agreement in connection with a Breach of Qorvo Covenant Termination; (b) a Qorvo Acquisition Transaction shall have been publicly disclosed and shall not have been publicly withdrawn, subject to certain timing considerations; and (c) within twelve (12) months after such termination, Qorvo shall have entered into a definitive agreement with respect to any Qorvo Acquisition Transaction that is subsequently consummated or a Qorvo Acquisition Transaction occurs involving Qorvo.
Additionally, each of Skyworks and Qorvo has also agreed to reimburse the other’s reasonable, documented, out-of-pocket expenses paid to third parties in connection with the Transactions in an amount not to exceed $45 million in the event that either party terminates the Merger Agreement due to a failure to obtain the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance or the Qorvo stockholder approval necessary to approve and adopt the Merger Agreement, as applicable.
For a more complete description of the circumstances under which Skyworks or Qorvo will be required to pay a termination fee or other fees and expenses, see “The Merger Agreement — Termination Fees and Other Fees.”
Comparison of Rights of Stockholders of Skyworks and Qorvo
Upon completion of the First Merger, Qorvo stockholders receiving shares of Skyworks common stock will become stockholders of Skyworks, and their rights will be governed by Delaware law and the governing corporate documents of Skyworks in effect at the Effective Time. Qorvo stockholders will have different rights once they become stockholders of Skyworks due to differences between the governing corporate documents of Skyworks and the governing corporate documents of Qorvo, as described in more detail under the section entitled “Comparison of Rights of Stockholders of Skyworks and Qorvo.”
Voting and Support Agreement
Concurrently with the execution of the Merger Agreement, Skyworks and certain stockholders of Qorvo affiliated with Starboard Value LP (“SBV”), an affiliate of Peter Feld, a member of the Qorvo Board so designated by SBV (each, an “SBV Stockholder”), entered into a Voting and Support Agreement (the “VSA”), pursuant to which, among other things, each SBV stockholder has agreed to vote (or cause to be voted) its shares of Qorvo Common Stock: (a) in favor of the adoption of the Merger Agreement and the Transactions, (b) in favor of any proposal to adjourn a meeting of Qorvo stockholders to solicit additional proxies in favor of the adoption of the Merger Agreement; (c) against any Qorvo Acquisition Proposal or any other proposal in opposition to, or in competition with, the Mergers and the Transactions; and (d) against any other action, agreement or transaction that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone or discourage the Transactions or the VSA or the performance by Qorvo of its obligations under the Merger Agreement or by such SBV Stockholder of its obligations under the VSA. As of December 15, 2025, the SBV Stockholders collectively held approximately 8% of Qorvo’s issued and outstanding shares.

RISK FACTORS
In addition to the other information included and incorporated by reference into this joint proxy statement/prospectus, including, among others, the matters addressed in “Cautionary Note Regarding Forward-Looking Statements” beginning on page 67, you should carefully consider the following risk factors before deciding whether to vote for the Stock Issuance Proposal, in the case of Skyworks stockholders, or for the Merger Agreement Proposal, in the case of Qorvo stockholders. In addition, you should read and consider the risks associated with each of the businesses of Skyworks and Qorvo because these risks will relate to the Combined Company following the consummation of the Mergers. Descriptions of some of these risks can be found in the respective Annual Reports of Skyworks and Qorvo on Form 10-K for the fiscal year ended October 3, 2025 and March 29, 2025, respectively, as such risks may be updated or supplemented in each company’s respective subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are incorporated by reference into this joint proxy statement/prospectus. You should also consider the other information in this document and the other documents incorporated by reference into this joint proxy statement/prospectus. See “Where You Can Find More Information” beginning on page 253.
Risks Related to the Mergers
The consummation of the Mergers is contingent upon the satisfaction of a number of conditions that may be outside of Qorvo or Skyworks’ control and that Qorvo and Skyworks may be unable to satisfy, or that may delay the consummation of the Mergers or result in the imposition of conditions that could reduce the anticipated benefits from the Mergers or cause the parties to abandon the Mergers.
The consummation of the Mergers is subject to certain closing conditions, some of which are beyond Qorvo or Skyworks’ control including, among others, (a) the adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of Qorvo Common Stock outstanding and entitled to vote thereon at the Qorvo Special Meeting, assuming a quorum is present, (b) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Mergers under certain other antitrust and foreign investment regimes, (c) the absence of any order, injunction or law of such jurisdictions prohibiting the Mergers, (d) the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part, (e) the approval of the issuance of shares of Skyworks Common Stock included in the Merger Consideration by a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon, (f) the accuracy of Qorvo and Skyworks’ respective representations and warranties, subject to certain standards set forth in the Merger Agreement, (g) compliance in all material respects with the Qorvo and Skyworks’ respective obligations under the Merger Agreement and (h) the absence of a continuing material adverse effect with respect to each of Skyworks and Qorvo. See “The Merger Agreement — Conditions to the Mergers” for a more detailed description.
While each of Skyworks and Qorvo have agreed in the Merger Agreement to use reasonable best efforts to satisfy the closing conditions, Skyworks and Qorvo, as applicable, may not be successful in their efforts to do so. The failure to satisfy all of the required conditions could delay the consummation of the Mergers for a significant period of time or prevent consummation from occurring at all. Any delay in consummating the Mergers could cause Skyworks and Qorvo not to realize some or all of the benefits, or realize them on a different timeline than expected, that Skyworks or Qorvo, as applicable, expects to achieve if the Mergers are successfully consummated within the expected timeframe. There can be no assurance that the conditions in the Merger Agreement will be satisfied or (to the extent permitted) waived or that the Mergers will be consummated.
In addition, each of Skyworks and Qorvo may terminate the Merger Agreement under certain specified circumstances, including, but not limited to, (a) if the Mergers are not consummated by 11:59 p.m., Pacific Time on April 27, 2027, which date may be extended to 11:59 p.m., Pacific Time on July 27, 2027 and to 11:59 p.m., Pacific Time on October 27, 2027, in each case under certain circumstances, (b) if any specified governmental authority has issued a final non-appealable order or injunction prohibiting the Mergers, (c) if either Qorvo or Skyworks, as applicable, fails to obtain the requisite approval of its stockholders, (d) if the Qorvo Board or Skyworks Board changes its recommendation to its stockholders to vote in favor of the adoption of the Merger Agreement (in the case of Qorvo) or the issuance of Skyworks Common Stock pursuant to the Merger Agreement (in the case of Skyworks), (e) in order to accept a Superior Proposal or (f) if Qorvo or Skyworks, as applicable, materially breaches its covenants, or breaches its representations and warranties, in the Merger Agreement such that the applicable conditions to the Closing would not be satisfied, subject in certain cases to the right of the breaching party to cure the breach. Qorvo and Skyworks may also terminate the Merger Agreement by mutual written consent.
Upon termination of the Merger Agreement, each of Qorvo and Skyworks under specified circumstances, including termination by such party to accept a superior proposal or termination by the other party upon a change in such party’s board of directors’ recommendation to its stockholders, will be required to pay the other party a termination fee of $298,692,098. Additionally, Skyworks, under specified circumstances, including termination following the entry of an injunction issued in connection with certain antitrust laws or investment screening laws, or the failure to receive certain required regulatory approvals from specified governmental authorities by the Outside Date, will be required to pay Qorvo a termination fee of $100 million. See “Summary — The Merger Agreement — No Solicitation,” and “The Merger Agreement — Termination Fees and Other Fees.”
Additionally, each of Skyworks and Qorvo has also agreed to reimburse the other’s reasonable, documented, out-of-pocket expenses paid to third parties in connection with the Transactions in an amount not to exceed $45 million in the event that either party terminates the Merger Agreement due to a failure to obtain the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance or the Qorvo stockholder approval necessary to approve and adopt the Merger Agreement, as applicable.
As a condition to granting the required clearance under the HSR Act, the Federal Trade Commission or the Governmental Bodies responsible for the enforcement of certain other antitrust and foreign direct investment regimes may impose limitations or costs, require divestitures or place restrictions on the conduct of the combined company after the closing of the Mergers; provided, however, that Skyworks and its subsidiaries will not be required to: (a) sell, assign, transfer, divest, restructure, hold separate or otherwise dispose of any assets, business or portion of business of Qorvo or Skyworks, other than the sale, assignment, transfer, divestiture, restructuring, holding separate or other disposal of any product line or product lines that, individually or in the aggregate, represent less than $100 million in annual revenue; or (b) take, or cause to be taken, the imposition of any restriction, requirement or behavioral or commercial limitation on the operation of the business or portion of the business of Qorvo, Skyworks or the Combined Company or any other action, that, in the case of this clause (b) only, individually or in the aggregate, would be material to the Combined Company.
If the Mergers are not consummated, Skyworks’ and Qorvo’s respective ongoing businesses and financial results and the trading prices of Skyworks’ and Qorvo’s respective common stock may be materially adversely affected and, without realizing any of the benefits of having consummated the Mergers, Skyworks and Qorvo will be subject to a number of risks, including the following:
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if the merger agreement is terminated and the Skyworks Board or the Qorvo Board seeks another business combination, Skyworks stockholders and Qorvo stockholders cannot be certain that Skyworks or Qorvo will be able to find a party willing to enter into a transaction on terms equivalent to or more attractive than the terms that the other party has agreed to in the Merger Agreement;

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negative reactions from the financial markets, including declines in the prices of our common stock due to the fact that current prices may reflect a market assumption that the Mergers will be consummated, or from their respective customers, suppliers, employees, labor unions, or other business partners;

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having to pay certain significant costs relating to the Mergers; and

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the attention of Skyworks’ and Qorvo’s respective managements will have been diverted to the Mergers rather than our own operations and pursuit of other opportunities that could have been beneficial to Skyworks or Qorvo, as applicable.

In addition, if the Mergers are not consummated, Skyworks or Qorvo could be subject to litigation related to any failure to complete the Mergers or related to any enforcement proceeding commenced against Skyworks or Qorvo to perform their respective obligations under the Merger Agreement, and whether or not any such litigation has any merit, the cost of defending such litigation may be significant. The materialization of any of these risks could adversely impact Skyworks’ and Qorvo’s respective ongoing businesses.
Similarly, delays in the consummation of the Mergers could, among other things, result in additional transaction costs, loss of revenue, or other negative effects associated with uncertainty about consummation of the Mergers.
Even if the Merger Agreement Proposal is approved by Qorvo stockholders, the date that Qorvo stockholders will be entitled to receive the Merger Consideration is still uncertain.
As described in this joint proxy statement/prospectus, consummating the Mergers is subject to numerous conditions, not all of which are controllable or waivable by Qorvo or Skyworks. Accordingly, if the Merger Agreement Proposal is approved by Qorvo stockholders, the date that Qorvo stockholders will be entitled receive the Merger Consideration depends on the Closing Date of the Mergers, which is uncertain.
The Merger Agreement contains provisions that limit each of Qorvo and Skyworks’ ability to pursue alternatives to the Mergers, which could discourage a potential competing acquiror of either Skyworks or Qorvo from making an Acquisition Proposal and, in specified circumstances, could require Qorvo or Skyworks to pay substantial termination fees to Skyworks or Qorvo, as applicable.
The Merger Agreement contains certain provisions that restrict each of Skyworks’ and Qorvo’s ability to, among other things: (a) solicit, initiate or knowingly take any action to facilitate or encourage any Acquisition Proposal, or proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; or (b) participate or engage in any discussions or negotiations with, disclose any non-public information relating to Qorvo or Skyworks, respectively, or any of their respective subsidiaries to, afford access to their respective businesses, properties, assets, books or records, or otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking (or Qorvo or Skyworks, as applicable, should know is seeking) to make, or has made, any Acquisition Proposal. Each of Skyworks and Qorvo further agreed to immediately cease and cause to be terminated, and must not authorize or knowingly permit any of their or their subsidiaries’ respective representatives to continue, any and all existing activities, discussions or negotiations, with any third party conducted with respect to any Acquisition Proposal. In addition, the other party generally has an opportunity to negotiate in good faith to make such amendments to the terms and conditions of the Merger Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal or so that the Intervening Event no longer forms the basis for the Qorvo Board or Skyworks Board, as applicable, to effect a change in board recommendation.
Upon termination of the Merger Agreement, each of Qorvo and Skyworks under specified circumstances, including termination by such party to accept a superior proposal or termination by the other party upon a change in such party’s board of directors’ recommendation to its stockholders, will be required to pay the other party a termination fee of $298,692,098. Additionally, Skyworks, under specified circumstances, including termination following an injunction arising in connection with certain antitrust laws or investment screening laws, or failure to receive certain required regulatory approvals of specified governmental authorities by the Outside Date, will be required to pay Qorvo a termination fee of $100 million. See “Summary — The Merger Agreement — No Solicitation,” and “The Merger Agreement — Termination Fees and Other Fees.”
Additionally, each of Skyworks and Qorvo has also agreed to reimburse the other’s reasonable, documented, out-of-pocket expenses paid to third parties in connection with the Transactions in an amount not to exceed $45 million in the event that either party terminates the Merger Agreement due to a failure to obtain the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance or the Qorvo stockholder approval necessary to approve and adopt the Merger Agreement, as applicable.
These provisions could discourage a potential third-party acquiror or merger partner that might have an interest in acquiring all or a significant portion of Skyworks or Qorvo or pursuing an alternative acquisition transaction from considering or proposing such a transaction, even if it were prepared to pay consideration with a higher per-share value than the per-share value proposed to be received or realized in the

Mergers. In particular, a termination fee, if applicable, could result in a potential third-party acquiror or merger partner proposing to pay a lower price to the Skyworks stockholders or Qorvo stockholders than it might otherwise have proposed to pay absent such a fee. If the Merger Agreement is terminated in accordance with its terms, and either Skyworks or Qorvo determines to seek another business combination, Skyworks or Qorvo, as applicable, may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the Merger Agreement.
The Exchange Ratio is fixed and will not be adjusted in the event of any change in either Skyworks’ or Qorvo’s stock price. As a result, the value of the Merger Consideration payable to Qorvo’s stockholders may be subject to change if Skyworks’ stock price fluctuates.
At the Effective Time, each share of Qorvo Common Stock (other than shares of Qorvo Common Stock that are held (a) directly or indirectly, by any wholly-owned subsidiary of Qorvo immediately prior to the Effective Time, (b) by Qorvo (or held in Qorvo’s treasury) or (c) directly or indirectly, by Skyworks, Merger Sub I, Merger Sub II or any other wholly-owned subsidiary of Skyworks immediately prior to the Effective Time, and (d) the Dissenting Shares) will be converted into the right to receive 0.960 shares of Skyworks Common Stock, without interest, and $32.50 in cash, without interest, subject to applicable withholding taxes. The Exchange Ratio will not be adjusted for changes in the market price of either Skyworks Common Stock or Qorvo Common Stock between October 27, 2025 and consummation of the Mergers. Due to the fixed Exchange Ratio, fluctuations in the price of Skyworks Common Stock will drive corresponding changes in the value of the stock component of the Merger Consideration payable to each Qorvo stockholder. As a result, changes in the price of Skyworks Common Stock prior to the Effective Time will affect the value of Skyworks Common Stock that Qorvo stockholders will be entitled to receive at the Effective Time.
The price of Skyworks Common Stock has fluctuated during the period between October 27, 2025 and the date of this joint proxy statement/prospectus, and may continue to change through the date of each of Skyworks’ and Qorvo’s stockholder meetings and the date the Mergers are consummated. For example, based on the range of closing prices of Skyworks Common Stock during the period from October 27, 2025, the last trading day prior to the announcement of the parties’ execution of the Merger Agreement, through December 15, 2025, the last practicable trading day before the date of this joint proxy statement/prospectus, the Exchange Ratio resulted in an implied value of the Merger Consideration ranging from a high of approximately $109.55 to a low of approximately $90.58 for each share of Qorvo Common Stock. The actual market value of the Skyworks Common Stock received by Qorvo stockholders upon consummation of the Mergers may result in an implied value of the Merger Consideration outside this range. Neither Skyworks nor Qorvo is permitted to terminate the Merger Agreement solely as a result of any increase or decrease in the market price of Skyworks Common Stock or Qorvo Common Stock.
These variations could result from changes in the business, operations or prospects of Skyworks or Qorvo prior to or following the consummation of the Mergers, regulatory considerations, general market and economic conditions, and other factors both within and beyond the control of Skyworks or Qorvo. At the time of the Qorvo Special Meeting, Qorvo stockholders will not know with certainty the value of the shares of Skyworks Common Stock that they will be entitled to receive upon consummation of the Mergers.
The shares of Skyworks Common Stock to be received by Qorvo stockholders upon consummation of the Mergers will entitle the holders thereof to different rights from shares of Qorvo Common Stock.
Upon consummation of the Mergers, Qorvo stockholders will no longer be stockholders of Qorvo but will instead become stockholders of Skyworks, and their rights as Skyworks stockholders will be governed by the terms of the Skyworks Certificate of Incorporation and the Skyworks Bylaws. The terms of the Skyworks Certificate of Incorporation and the Skyworks Bylaws are in some respects materially different from the terms of the Qorvo articles of incorporation and the Qorvo bylaws, respectively, which currently govern the rights of Qorvo stockholders. For a discussion of the different rights associated with shares of Qorvo Common Stock and shares of Skyworks Common Stock, see “Comparison of Rights of Stockholders of Skyworks and Qorvo.”

Members of Skyworks and Qorvo management and the Skyworks Board and Qorvo Board have interests in the Mergers that may be different from, or in addition to, those of other stockholders.
In considering whether to approve the Stock Issuance Proposal and the Merger Agreement Proposal, Skyworks and Qorvo stockholders, as applicable, should recognize that members of Skyworks or Qorvo management and the Skyworks Board or Qorvo Board have interests in the Mergers that may be different from, or in addition to, their interests as stockholders of Skyworks or Qorvo, as applicable, including treatment of outstanding Qorvo equity awards in connection with the Transactions, potential severance benefits, potential transaction bonuses and rights to ongoing indemnification and insurance coverage.
These interests include that the board of directors of the Combined Company will be comprised of eleven (11) directors and will consist of: (a) the Chief Executive Officer of Skyworks as of immediately prior to the Effective Time (who will be the Chief Executive Officer of Skyworks as of immediately after the Effective Time); (b) seven (7) directors designated by the Skyworks Board; and (c) three (3) directors designated by the Qorvo Board, each of which must be reasonably acceptable to Skyworks. Promptly following the Closing, the Board will also designate a Chairman. Robert Bruggeworth, Qorvo’s current President, Chief Executive Officer and director, will be one of Qorvo’s designees upon the Closing.
Each of the Skyworks Board and Qorvo Board were aware of these interests and considered them, among other matters, in approving and declaring advisable the Merger Agreement and the Transactions. These and other such interests are further described in “The Mergers — Interests of Directors and Executive Officers in the Mergers — Interests of Skyworks Directors and Executive Officers in the Mergers” and “The Mergers — Interests of Directors and Executive Officers in the Mergers — Interests of Qorvo Directors and Executive Officers in the Mergers.”
The Mergers are subject to the receipt of the requisite regulatory approvals, which requisite regulatory approvals may never be obtained, therefore preventing consummation of the Mergers. In addition, in granting such approvals, regulatory authorities may impose conditions that could have a significant adverse effect on Skyworks, Qorvo or the Combined Company and the expected benefits of the Mergers therefore preventing consummation of the Mergers.
Before the Mergers may be consummated, the requisite regulatory approvals must have been obtained, as described in the section “The Mergers — Regulatory Approvals Required for the Mergers.” The terms and conditions of the approvals that are granted may impose requirements, concessions, limitations or costs, or place restrictions on the conduct of the Combined Company’s business. Upon the terms and subject to conditions of the Merger Agreement, each party to the Merger Agreement has agreed to use its reasonable best efforts to make or cause to be made, in cooperation with the other parties thereto and to the extent applicable: (a) as soon as reasonably practicable after October 27, 2025 (but in any event within twenty-five (25) business days after October 27, 2025) an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Mergers; and (b) as promptly as practicable after October 27, 2025 all other necessary filings, forms, declarations, notifications, registrations and notices with other governmental bodies under other applicable antitrust laws and investment screening laws relating to the Mergers. For purposes of the foregoing, “reasonable best efforts” includes, among others, (a) contesting and resisting (including through litigation on the merits until a final non-appealable decision) any legal proceeding, and to avoid the entry of and, if necessary, have vacated, lifted, reversed or overturned any law or order, writ, injunction, judgment, decree or ruling (whether temporary, preliminary or permanent) enacted, promulgated, issued or entered by any governmental body having competent jurisdiction over Qorvo or Skyworks (each, a “Restraint”) that restricts, prevents or prohibits the consummation of the Transactions under any antitrust law or investment screening law; and (b) if doing so would enable the parties to avoid, resolve or lift a Restraint or legal proceeding, imposing any restriction, requirement or behavioral or commercial limitation on the operation of the business or portion of the business of, (i) terminating existing relationships, contractual rights or obligations, ventures or other arrangements of, (ii) creating any relationship, contractual rights or obligations of, or (iii) selling, assigning, transferring, divesting, restructuring, holding separate or otherwise disposing of any assets, business or portion of business of, in each case, the Combined Company, Qorvo, Skyworks or any of their respective subsidiaries, subject to certain limitations. Notwithstanding the foregoing, Skyworks will not be required to: (A) sell, assign, transfer, divest, restructure, hold separate or otherwise dispose of any assets, business or portion of business of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective subsidiaries, other than the sale, assignment, transfer, divestiture, restructuring, holding separate or other disposal of any product line or product lines that, individually or in the aggregate, represent less than $100 million in annual revenue; or (B) take, or cause to be taken, the imposition of any restriction, requirement or behavioral or commercial limitation on the operation of the business or portion of the business of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective subsidiaries or any other action, that, individually or in the aggregate, would be material to the Combined Company; and provided further that any obligation to commit to or implement any regulatory remedy is subject to such regulatory remedy being conditioned on the consummation of the Mergers.
If such regulatory and governmental authorities seek to impose such terms, conditions, obligations or restrictions, lengthy negotiations may ensue among such authorities, Skyworks and Qorvo. Such terms, conditions, obligations or restrictions and the process of obtaining regulatory approvals could have the effect of jeopardizing or delaying consummation of the Mergers and such terms, conditions, obligations or restrictions may not be identified or satisfied for an extended period of time following the Skyworks Special Meeting and the Qorvo Special Meeting. Such terms, conditions, obligations or restrictions may also impose additional costs or limitations on the Combined Company following the consummation of the Mergers. Neither Skyworks nor Qorvo can provide assurance that any such terms, conditions, obligations or restrictions and each party’s respective best efforts to comply with any such terms, conditions, obligations or restrictions will not result in the delay or abandonment of the Mergers. These requirements, concessions, and conditions may also reduce the anticipated benefits of the Mergers, including synergies, which could also have a significant adverse effect on the Combined Company’s business and cash flows and results of operations, and neither Skyworks nor Qorvo can predict what, if any, requirements, concessions, and conditions may be required by regulatory or governmental authorities whose approvals are required. The requisite regulatory approvals may not be obtained at all, may not be obtained in a timely fashion, and may contain conditions on the consummation of the Mergers.
For a more detailed description of the regulatory review process, see “The Mergers — Regulatory Approvals Required for the Mergers” and “The Merger Agreement — Covenants and Agreements — Reasonable Best Efforts; Regulatory Filings and Other Actions.”
Each party is subject to business uncertainties and contractual restrictions while the Mergers are pending, which could adversely affect each party’s business and operations.
In connection with the pendency of the Mergers, some customers, suppliers and other persons with whom Skyworks or Qorvo may delay or defer certain business decisions or terminate, change or renegotiate their relationships with Skyworks or Qorvo, as the case may be, as a result of the Mergers, which could negatively affect Skyworks’ or Qorvo’s respective revenues, earnings and cash flows, as well as the market price of Skyworks Common Stock or Qorvo Common Stock, regardless of whether the Mergers are consummated.
Under the terms of the Merger Agreement, each of Skyworks and Qorvo is subject to certain restrictions on the conduct of its business prior to consummating the Mergers that may adversely affect its ability to execute certain of its business strategies, including the ability in certain cases to enter into or amend contracts, acquire or dispose of assets, incur indebtedness, incur capital expenditures, settle litigation, amend organizational documents, declare dividends, enter new business lines and invest in third parties. Such limitations could adversely affect each of Qorvo and Skyworks’ businesses and operations prior to the consummation of the Mergers.
Each of the risks described above may be exacerbated by delays or other adverse developments with respect to the consummation of the Mergers.
The announcement and pendency of the Mergers could divert the attention of management and cause disruptions in the businesses of Skyworks and Qorvo, as applicable, which could have an adverse effect on the business and financial results of both Skyworks and Qorvo.
Management of both Skyworks and Qorvo may be required to divert a disproportionate amount of attention away from their respective day-to-day activities and operations, and devote time and effort to consummating the Mergers. The risks, and adverse effects, of such disruptions and diversions could be exacerbated by a delay in the consummation of the Mergers. These factors could adversely affect the financial position or results of operations of Skyworks and Qorvo, regardless of whether the Mergers are consummated.
Skyworks and Qorvo will incur direct and indirect costs as a result of the Mergers.
Skyworks and Qorvo will incur substantial expenses in connection with and as a result of consummating the Mergers, including advisory, legal and other transaction costs, and, following the consummation of the Mergers, Skyworks expects to incur additional expenses in connection with combining the companies. Significant costs have already been incurred or will be incurred regardless of whether the Mergers are ultimately consummated. Factors beyond Skyworks’ and Qorvo’s control could affect the total amount or timing of these expenses, many of which, by their nature, are difficult to estimate accurately. Management of Skyworks and Qorvo continue to assess the magnitude of these costs, and additional unanticipated costs may be incurred in connection with the Mergers. Although Skyworks and Qorvo expect that the realization of benefits related to the Mergers will offset such costs and expenses over time, no assurances can be made that this net benefit will be achieved in the near term, or at all. In addition, each of the parties may be required to pay a termination fee, or other costs and expenses, if the Transactions are not consummated. For more information, see “The Merger Agreement — Termination Fees and Other Fees.”
If the Mergers, taken together, do not qualify as a “reorganization” under Section 368(a) of the Code, the U.S. Holders of Qorvo Common Stock may be required to pay additional U.S. federal income taxes.
Skyworks and Qorvo intend for the Mergers, taken together, to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and Skyworks and Qorvo intend to report the Mergers consistent with such qualification. Assuming the Mergers so qualify, a U.S. Holder of Qorvo Common Stock that receives shares of Skyworks Common Stock and cash in exchange for shares of Qorvo Common Stock pursuant to the First Merger generally will recognize gain (but not loss) in an amount equal to the lesser of (a) the amount, if any, by which the sum of the cash and the fair market value of the Skyworks Common Stock received by such U.S. Holder in the First Merger exceeds such U.S. Holder’s adjusted tax basis in such U.S. Holder’s Qorvo Common Stock exchanged therefor and (b) the amount of cash received by such U.S. Holder (in each case, excluding any cash received in lieu of a fractional share of Skyworks Common Stock, which is addressed in “The Mergers — U.S. Federal Income Tax Consequences of the Mergers — Cash in Lieu of Fractional Shares”). However, it is not a condition to Skyworks’ obligation or Qorvo’s obligation to consummate the Transactions that the Mergers, taken together, qualify as a “reorganization” or that Qorvo or Skyworks receive an opinion from their respective counsel to that effect, and it is possible that the Mergers, taken together, may not so qualify.
Skyworks and Qorvo have not sought and will not seek any ruling from the U.S. Internal Revenue Service regarding any matters relating to the Transactions and, as a result, there can be no assurance that the U.S. Internal Revenue Service would not assert that the Mergers, taken together, do not qualify as a “reorganization,” or that a court would not sustain such a position. If the U.S. Internal Revenue Service or a court were to determine that the Mergers, taken together, do not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, a U.S. Holder of Qorvo Common Stock that exchanges such Qorvo Common Stock for shares of Skyworks Common Stock and cash pursuant to the First Merger generally would recognize taxable gain or loss in an amount equal to the difference, if any, between (a) the sum of the cash and the fair market value of the Skyworks Common Stock received by such U.S. Holder and (b) such U.S. Holder’s adjusted tax basis in the Qorvo Common Stock exchanged therefor.
Holders of Qorvo Common Stock should consult with their tax advisors to determine the particular U.S. federal, state, local, or non-U.S. income or other tax consequences of the Mergers to them. For a more detailed description of the U.S. federal income tax consequences of the Mergers, see “The Mergers — U.S. Federal Income Tax Consequences of the Mergers.”
Skyworks and Qorvo may be targets of securities class action and derivative lawsuits that could result in substantial costs and may delay or prevent the Mergers from being consummated, whether or not such lawsuits have any merit.
Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into Merger Agreements. Even if the lawsuits are without merit, defending against or otherwise resolving these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on Skyworks’ and Qorvo’s respective liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Mergers, then that injunction may delay or prevent the Mergers from being consummated, or from being consummated within the expected timeframe, which may adversely affect Skyworks’ and Qorvo’s respective business, financial position and results of operation.
None of the opinions regarding the fairness, from a financial point of view, of the Merger Consideration delivered to the Skyworks Board and the Qorvo Board prior to the signing of the Merger Agreement reflects any changes in circumstances since the date on which such opinions were delivered.
Each of the opinions rendered by Qatalyst Partners and Goldman Sachs, financial advisors to Skyworks, to the Skyworks Board on, and dated, October 27, 2025, and by Centerview, financial advisor to Qorvo, to the Qorvo Board on, and dated, October 27, 2025, were based upon information available to such financial advisors as of the date of each respective opinion. None of the opinions reflect any changes that may occur or may have occurred after the date on which that opinion was delivered, including changes to the operations and prospects of Skyworks or Qorvo, changes in general market and economic conditions or other changes which may be beyond the control of Skyworks and Qorvo, as applicable. Any such changes may alter the relative value of Skyworks or Qorvo or the prices of shares of Skyworks Common Stock or Qorvo Common Stock by the time the Mergers are consummated. The opinions do not speak as of the date the Mergers will be consummated or as of any date other than the date of each respective opinion. For a description of the opinions that the Skyworks Board received from Skyworks’ financial advisors, see “The Mergers — Opinions of Skyworks’ Financial Advisors.” For a description of the opinion that the Qorvo Board received from Qorvo’s financial advisor, see “The Mergers — Opinion of Qorvo’s Financial Advisor.”
Holders of Skyworks Common Stock will not have appraisal rights or dissenters’ rights in the Mergers.
Appraisal rights (also known as dissenters’ rights) are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction.
Under Delaware law, Skyworks stockholders will not be entitled to any appraisal rights in connection with the Transactions, including the Mergers and the Skyworks Stock Issuance.
For additional information on the appraisal rights Qorvo stockholders are entitled to in connection with the First Merger, see “The Mergers — Appraisal Rights in the Mergers.”
Skyworks expects to obtain financing in connection with the Mergers but cannot guarantee that it will be able to obtain such financing on favorable terms or at all.
Skyworks anticipates that the funds needed to consummate the Transactions will be derived from a combination of (a) available cash on hand and (b) third-party debt financing. Skyworks’ ability to obtain any such new debt financing will depend on, among other factors, its financial condition and performance, as well as prevailing market conditions, the terms of such financing, and other factors beyond Skyworks’ control. Skyworks cannot assure you that it will be able to obtain new debt financing on terms acceptable to it or at all, and any such failure could materially adversely affect its operations and financial condition. Skyworks’ obligation to consummate the Mergers is not conditioned upon the receipt of any financing by Skyworks.
The market price of Skyworks Common Stock may decline as a result of the Mergers.
The market price of Skyworks Common Stock may decline as a result of the Mergers, and holders of Skyworks Common Stock, including holders of Qorvo Common Stock who become holders of Skyworks Common Stock as a result of the Mergers, could lose the value of their investment in Skyworks Common Stock, if, among other things, the Combined Company is unable to achieve the expected growth in earnings, or if the anticipated benefits, including synergies, cost savings, innovation, and operational efficiencies, from the Mergers are not realized, or if the transaction costs related to the Mergers are greater than expected, or if any financing related to the transaction is on unfavorable terms. The market price also may decline if the Combined Company does not achieve the perceived benefits of the Mergers as rapidly or to the extent anticipated by financial or industry analysts or if the effect of the Mergers on the Combined Company’s financial position, results of operations, or cash flows is not consistent with the expectations of financial or industry analysts. The issuance of shares of Skyworks Common Stock in the Mergers could on its own have the effect of depressing the market price for Skyworks Common Stock. In addition, many Qorvo stockholders may decide not to hold the shares of Skyworks Common Stock they receive as a result of the Mergers. Other Qorvo stockholders, such as funds with limitations on their permitted holdings of stock in individual issuers, may be required to sell the shares of Skyworks Common Stock they receive as a result of the Mergers. Any such sales of Skyworks Common Stock could have the effect of depressing the market price for Skyworks Common Stock. Moreover, general fluctuations in stock markets could have a material adverse effect on the market for, or liquidity of, the Skyworks Common Stock, regardless of the actual operating performance of the Combined Company.
Skyworks or Qorvo may waive one or more of the closing conditions without re-soliciting stockholder approval.
Skyworks or Qorvo may determine to waive, in whole or part, one or more of the conditions to its obligations to consummate the Mergers. Skyworks or Qorvo currently expect to evaluate the materiality of any waiver and its effect on Skyworks or Qorvo stockholders, as applicable, in light of the facts and circumstances at the time to determine whether any amendment of this joint proxy statement/prospectus or any re-solicitation of proxies or voting cards is required in light of such waiver. Any determination whether to waive any condition to the Mergers or as to re-soliciting stockholder approval or amending this joint proxy statement/prospectus as a result of a waiver will be made by Skyworks or Qorvo, as applicable, at the time of such waiver based on the facts and circumstances as they exist at that time.
Risks Relating to the Combined Company after Consummation of the Mergers
The Combined Company may be unable to successfully integrate the businesses of Skyworks and Qorvo and realize the anticipated benefits of the Mergers.
The success of the Mergers will depend, in part, on the Combined Company’s ability to successfully combine the businesses of Skyworks and Qorvo, which currently operate as independent public companies, and realize the anticipated benefits, including synergies, cost savings, innovation and operational efficiencies, from the Mergers. After consummation of the Mergers, the Combined Company will have significantly more systems, assets, investments, businesses, customers and employees than each company did prior to the Transactions. If the Combined Company is unable to achieve anticipated benefits within the anticipated time frame, or at all, the anticipated benefits may not be realized fully, or at all, or may take longer to realize than expected and the value of its common stock may be harmed. Additionally, as a result of the Mergers, rating agencies may take negative actions against the Combined Company’s credit ratings, which may increase the Combined Company’s financing costs, including in connection with any financing of the Mergers.
The Mergers involve the integration of Qorvo’s business with Skyworks’ existing business, which is a complex, costly and time-consuming process. Management of each company will be required to devote a significant amount of time and attention to the integration process before the Transactions are consummated. There is a significant degree of difficulty and management involvement inherent in that process. These difficulties include:
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the diversion of management’s attention from ongoing business concerns and performance shortfalls at one or both of the companies as a result of the devotion of management’s attention to the Mergers;

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integrating the companies’ operations and corporate functions;

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integrating the companies’ technologies, networks and customer service platforms;

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integrating and unifying the product offerings and services available to customers;

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creating, implementing and executing a unified business strategy, and operational, financial and managerial control with respect to the Combined Company;

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maintaining employee morale, and attracting, motivating and retaining management personnel and other key employees;

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maintaining existing relationships and agreements with customers, providers, programmers and other vendors and avoiding delays in entering into new agreements with prospective customers, providers and vendors and attracting new business and operational relationships;

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the possibility of faulty assumptions underlying expectations regarding the integration process;

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addressing possible differences in business backgrounds, corporate cultures and management philosophies;

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coordinating programming and marketing efforts;

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coordinating geographically dispersed organizations;

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integrating information, purchasing, provisioning, accounting, finance, sales, billing, payroll, reporting and regulatory compliance systems;

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consolidating corporate and administrative infrastructures and eliminating duplicative operations and inconsistencies in standards, controls, procedures, and policies; and

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managing a significantly larger company than before the consummated of the Transactions.

Many of these factors will be outside of the Combined Company’s control and any one of them could result in delays, increased costs, decreases in the amount of expected revenues, and diversion of management’s time and energy, which could materially affect the Combined Company’s financial position, results of operations and cash flows.
Skyworks and Qorvo have operated, and until consummation of the Mergers will continue to operate, independently. Skyworks and Qorvo are currently permitted to conduct only limited planning for the integration of the two companies following the Mergers and have not yet determined the exact nature of how the businesses and operations of the two companies will be combined after the Mergers. The actual integration may result in additional and unforeseen expenses, and the anticipated benefits of the integration plan may not be realized.
Skyworks stockholders and Qorvo stockholders will have a reduced ownership and voting interest after the Mergers and will exercise less influence over the policies of the Combined Company than they now have on the policies of Skyworks and Qorvo, respectively.
Skyworks stockholders presently have the right to vote in the election of the Skyworks Board and on other matters affecting Skyworks. Qorvo stockholders presently have the right to vote in the election of the Qorvo Board and on other matters affecting Qorvo. Immediately after the Mergers are consummated, it is expected that current Skyworks stockholders will own approximately 63% of the Combined Company’s common stock outstanding and current Qorvo stockholders will own approximately 37% of the Combined Company’s common stock outstanding, based on the number of shares and stock-based awards of Skyworks and Qorvo outstanding as of December 15, 2025, the last practicable trading day before the date of the joint proxy statement/prospectus.
As a result, current Skyworks stockholders and current Qorvo stockholders will have less influence on the policies of the Combined Company than they now have on the policies of Skyworks and Qorvo, respectively.
The future results of the Combined Company may be adversely impacted if the Combined Company does not effectively manage its expanded operations following the consummation of the Mergers.
Following the consummation of the Mergers, the size of the Combined Company’s business will be significantly larger than the current size of either Skyworks’ or Qorvo’s respective businesses. The Combined Company’s ability to successfully manage this expanded business will depend, in part, upon management’s ability to design and implement operational, managerial, financial and strategic initiatives that address not only the integration of two independent stand-alone companies, but also the increased scale and scope of the combined business with its associated increased costs and complexity. There can be no assurances that the Combined Company will be successful or that it will realize the expected operating efficiencies, cost savings and other benefits currently anticipated from the Mergers.
Failure by Qorvo and Skyworks to successfully execute their respective business strategy and objectives may materially adversely affect the future results of the Combined Company and, consequently, the market value of Combined Company’s Common Stock.
The success of the Mergers will depend, in part, on the ability of Qorvo to successfully execute its business strategy, including the development and delivery of new products that respond to the evolving product requirements of Qorvo’s customers. Furthermore, Qorvo’s business strategy, operations, and plans for growth and expansion rely significantly on agreements with suppliers, service providers and other third parties. Qorvo’s ability to provide semiconductor solutions to its customers depends in large part upon its ability to maintain these agreements with suppliers, service providers and third parties, and upon the performance of the obligations under the agreements by the suppliers and third parties. The termination of, or the failure to renew, these agreements could have a material adverse effect on Qorvo’s consolidated financial statements and interfere with its business strategy, operations, and plans for growth. If Qorvo is not able to achieve its business strategy on a timely basis, or otherwise fails to perform in accordance with Skyworks’ (or Qorvo’s) expectations, the anticipated benefits of the Mergers may not be realized fully or at all, and the Mergers may materially adversely affect the results of operations, financial condition and prospects of the Combined Company, and, consequently, the market value of the Combined Company’s common stock.
The success of the Mergers will also depend, in part, on the ability of Skyworks to successfully execute its business strategy, including enabling customers to navigate rising 5G and wireless complexity, advancing long-term customer programs, expanding markets and product offerings, maintaining consistent supply, and driving strong financial and stockholder performance. If Skyworks is not able to achieve its business strategy on a timely basis, or otherwise fails to perform in accordance with its expectations, the anticipated benefits of the Mergers may not be realized fully or at all, and the Mergers may materially adversely affect the results of operations, financial condition and prospects of the Combined Company, and, consequently, the market value of the Combined Company’s common stock.
The Pro Forma Financial Statements in this joint proxy statement/prospectus are presented for illustrative purposes only and may not be reflective of the financial position and results of operations of the Combined Company following consummation of the Mergers.
The Pro Forma Financial Statements in this joint proxy statement/prospectus were prepared for illustrative and informational purposes only, to demonstrate the estimated effects of the Mergers and certain other related transactions and adjustments. The Pro Forma Financial Statements were prepared using the acquisition method of accounting in accordance with GAAP with the expectation, as of the date of this joint proxy statement/prospectus, that identified Skyworks as the acquirer. The Pro Forma Financial Statements were prepared on the basis that such preliminary estimated adjustments will be incurred to achieve the Mergers, are pending finalization of various estimates, inputs and analyses, and do not include adjustments to reflect any potential costs that may be incurred in connection with actions required by regulatory or governmental authorities for regulatory approvals and clearances of the Mergers, including divestitures or concessions; anticipated benefits, including synergies, costs savings, innovation and operational efficiencies; or potential post-Mergers costs, such as restructuring and integration charges.
The Pro Forma Financial Statements are not necessarily indicative of what the Combined Company’s actual financial position or results of operations would have actually been had the Mergers been consummated as of the dates indicated. Further, the Pro Forma Financial Statements do not purport to project the future financial position or results of operations of the Combined Company after the Mergers, which may differ materially and adversely from the Pro Forma Financial Statements that are included in this joint proxy statement/prospectus. The final acquisition accounting will be based upon the actual consideration and the fair value of the assets to be acquired and liabilities to be assumed of the party that is determined to be the acquiree under GAAP as of the date of the consummation of the Mergers. In addition, subsequent to the Closing Date, there will be further refinements of the acquisition accounting as additional information becomes available. Accordingly, the final acquisition accounting may differ materially from the Pro Forma Financial Statements reflected in this joint proxy statement/prospectus. See “Unaudited Pro Forma Condensed Combined Financial Information” for more information.
Qorvo’s and Skyworks’ financial forecasts are based on various assumptions that may not prove to be correct.
The financial forecasts set forth in “The Mergers — Certain Unaudited Prospective Financial Information” are based on assumptions of, and information available to, Qorvo and Skyworks at the time they were prepared and provided to the Qorvo Board and Skyworks Board, respectively, along with their respective financial advisors. Qorvo and Skyworks do not know whether such assumptions will prove correct. Any or all of such forecasts may turn out to be wrong. Such forecasts can be adversely affected by inaccurate assumptions or by known or unknown risks and uncertainties, many of which are beyond Qorvo’s and Skyworks’ control. Many factors discussed in, or in documents incorporated by reference into, this joint proxy statement/prospectus, including the risks outlined in this “Risk Factors” section and the events or circumstances described under “Cautionary Note Regarding Forward-Looking Statements,” will be important in determining Qorvo’s, Skyworks’, and the Combined Company’s future results. As a result of these contingencies, actual future results may vary materially from Qorvo’s and Skyworks’ forecasts.
In view of these uncertainties, the inclusion of Qorvo’s and Skyworks’ financial forecasts in this joint proxy statement/prospectus is not and should not be viewed as a representation that the forecast results will be achieved. Further, any forward-looking statement speaks only as of the date on which it is made, and Qorvo and Skyworks undertake no obligation, other than as required by applicable law, to update the financial forecasts herein to reflect events or circumstances after the date those financial forecasts were prepared or to reflect the occurrence of anticipated or unanticipated events or circumstances. Moreover, neither Qorvo’s nor Skyworks’ independent accountants, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to Qorvo’s or Skyworks’ unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or achievability thereof.
Consummation of the Mergers may trigger change in control, assignment or other provisions in certain agreements to which Qorvo is a party, which may have an adverse impact on the Combined Company’s business and results of operations.
The consummation of the Mergers may trigger change in control, assignment and other provisions in certain agreements to which Qorvo is a party. If Qorvo is unable to negotiate waivers of or consents under those provisions, the counterparties may exercise their rights and remedies under the agreements, which may include potentially terminating the agreements or seeking monetary damages or other remedies. Even if Qorvo is able to negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to the Combined Company. Any of the foregoing or similar developments may have an adverse impact on the Combined Company’s business and results of operations following the consummation of the Mergers or the ability of Skyworks and Qorvo to successfully integrate their respective businesses.
Uncertainties associated with the Mergers may cause a loss of management personnel and other key employees, and Skyworks and Qorvo may have difficulty attracting, motivating and retaining management personnel and other key employees, which could adversely affect the future business and operations of the Combined Company.
Skyworks and Qorvo are dependent on the experience and industry knowledge of their respective management personnel and other key employees to execute their business plans. The Combined Company’s success after the consummation of the Mergers will depend in part upon the ability of Skyworks and Qorvo to attract, motivate, and retain key management personnel and other key employees. Prior to the consummation of the Mergers, current and prospective employees of Skyworks and Qorvo may experience uncertainty about their roles within the Combined Company following the consummation of the Mergers, which may have an adverse effect on the ability of each of Skyworks and Qorvo to attract, motivate, or retain management personnel and other key employees. In addition, no assurance can be given that the Combined Company will be able to attract, motivate, or retain management personnel and other key employees of Skyworks and Qorvo to the same extent that Skyworks and Qorvo have previously been able to attract or retain their own employees.
The Combined Company is expected to incur substantial expenses related to the consummation of the Mergers and the integration of Skyworks and Qorvo.
The Combined Company is expected to incur substantial expenses in connection with the consummation of the Mergers and the integration of Skyworks and Qorvo. There are a large number of processes, policies, procedures, operations, technologies and systems that must be integrated, including purchasing, accounting and finance, sales, payroll, pricing, revenue management, marketing, and benefits. Many of these costs will be non-recurring expenses related to the Mergers (including any financing of the Mergers), facilities, and systems consolidation costs. The Combined Company may incur additional costs to retain employees and/or maintain employee morale and to attract, motivate, or retain management personnel and other key employees. Skyworks and Qorvo will also incur transaction fees and costs related to formulating integration plans for the combined business, and the execution of these plans may lead to additional unanticipated costs. Additionally, as a result of the Mergers, rating agencies may take negative actions with regard to the Combined Company’s credit ratings, which may increase the Combined Company’s financing costs, including in connection with any financing of the Mergers. These incremental transaction and merger-related costs may exceed the savings the Combined Company expects to achieve from the elimination of duplicative costs and the realization of other efficiencies related to the integration of the businesses, particularly in the near term, and in the event there are material unanticipated costs.
The Combined Company’s indebtedness may limit its flexibility and increase its borrowing costs.
As of December 15, 2025, Skyworks had approximately $1 billion of outstanding indebtedness and Qorvo had approximately $1.6 billion of outstanding indebtedness. The Combined Company’s consolidated indebtedness may have the effect of, among other things, increasing borrowing costs. In addition, the amount of cash required to service the indebtedness levels will be greater than the amount of cash flows required to service the indebtedness of Skyworks or Qorvo individually prior to consummation of the Mergers. The level of indebtedness could also reduce dividend payments, share repurchases, and other activities and may create competitive disadvantages relative to other companies with lower debt levels. The Combined Company may be required to raise additional financing for working capital, capital expenditures, acquisitions, or other general corporate purposes. The Combined Company’s ability to arrange additional financing or refinancing will depend on, among other factors, its financial condition and performance, as well as prevailing market conditions, the terms of third-party debt financing incurred in connection with the consummation of the Mergers (if any), and other factors beyond its control. There can be no assurance that the Combined Company will be able to obtain additional financing or arrange refinancing on terms acceptable to it or at all, and any such failure could materially adversely affect its operations and financial condition. For more information on the financial impact of the Mergers on the Combined Company’s indebtedness, see “Unaudited Pro Forma Condensed Combined Financial Information.”
The financing arrangements that the Combined Company will enter into or assume in connection with the Mergers may, under certain circumstances, contain restrictions and limitations that could increase the risks associated with the Combined Company’s level of indebtedness and could significantly impact the Combined Company’s ability to operate its business and negatively affect its financial condition.
As of December 15, 2025, Skyworks had approximately $1 billion of outstanding indebtedness and Qorvo had approximately $1.6 billion of outstanding indebtedness. Following the Mergers, the Combined Company will have a significant amount of outstanding indebtedness. This includes Skyworks’ existing indebtedness and, to the extent assumed, Qorvo’s outstanding senior notes, as well as any acquisition-related borrowings incurred to finance a portion of the cash consideration for the Mergers, repay Qorvo’s existing credit facility, refinance certain of Qorvo’s outstanding senior notes, and/or pay related fees and expenses.
In connection with the Mergers, Skyworks entered into the Commitment Letter to provide financing for a portion of the cash consideration to be paid in the Mergers and related transaction costs, and, if necessary, to refinance certain of Qorvo’s outstanding senior notes. The Combined Company expects to use a portion of the proceeds from such facilities to repay Qorvo’s existing credit facility substantially concurrently with the completion of the Mergers. The Combined Company’s ability to access new debt financing, whether for acquisition-related needs or for post-closing purposes, will depend on market conditions and other factors that are outside of our control. There can be no assurance that such financing will be available on terms acceptable to us, or at all. Skyworks’ obligation to complete the Mergers is not conditioned upon receipt of any financing.
In addition, the Combined Company may choose to assume all or a portion of Qorvo’s outstanding senior notes. To the extent the Combined Company assumes any of Qorvo’s outstanding senior notes, the Combined Company will become subject to the covenants contained in those instruments. Qorvo’s senior notes contain restrictive covenants (subject to suspension in the event the relevant series achieves investment-grade ratings) that are, in certain respects, more restrictive than those applicable to Skyworks’ current indebtedness. These covenants would limit the ability of Qorvo (as Skyworks’ subsidiary following the Mergers) and certain of its subsidiaries to, among other things, incur additional indebtedness; pay dividends, make other distributions, or repurchase or redeem capital stock; prepay, redeem, or repurchase certain debt; make loans and other investments; sell or otherwise dispose of assets; incur or permit to exist certain liens; enter into transactions with affiliates (including with Skyworks and our other subsidiaries); enter into agreements restricting the ability of subsidiaries to pay dividends; or consolidate, amalgamate, merge, or sell all or substantially all of their assets. To the extent these covenants remain in effect following the Mergers, they could restrict the Combined Company’s operational and financial flexibility.
As a result of the indebtedness incurred or assumed in connection with the Mergers, the Combined Company’s leverage could have important consequences for our business, operating results, and financial condition, including:
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increasing the Combined Company’s vulnerability to adverse changes in economic, regulatory, competitive, or industry conditions;

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reducing the Combined Company’s ability to compete effectively or limiting our flexibility in planning for, or responding to, changes in the combined business and the broader industry;

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placing the Combined Company at a competitive disadvantage relative to peers with lower levels of indebtedness;

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increasing the Combined Company’s interest expense and potentially requiring the Combined Company to dedicate a substantial portion of cash flow from operations to the payment of principal and interest on our debt, thereby reducing funds available for operating needs, capital expenditures, strategic initiatives, or other corporate purposes;

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limiting the Combined Company’s ability to return capital to stockholders, including through stock repurchases or dividends; and

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limiting the Combined Company’s ability to borrow additional funds in the future to support growth opportunities, acquisitions, working capital needs, capital expenditures, or other purposes.

The market price of the Combined Company’s common stock may be affected by factors different from those that are currently affecting or have historically affected the price of Skyworks or Qorvo Common Stock.
Upon consummation of the Mergers, holders of Skyworks Common Stock and Qorvo Common Stock will be holders of Skyworks Common Stock. As the businesses of Skyworks and Qorvo are different, the results of operations as well as the price of the Combined Company’s common stock may in the future be affected by factors different from those factors affecting Skyworks and Qorvo as independent stand-alone companies. The Combined Company will face additional risks and uncertainties that Skyworks or Qorvo may not currently be exposed to as independent companies.
Other Risk Factors of Skyworks and Qorvo
Skyworks’ and Qorvo’s businesses are and will be subject to the risks described above. In addition, Skyworks and Qorvo are, and will continue to be subject to the risks described in Skyworks’ and Qorvo’s respective Annual Reports on Form 10-K for the fiscal year ended October 3, 2025 and March 29, 2025, respectively, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and incorporated by reference into this joint proxy statement/prospectus. See “Where You Can Find More Information” for the location of information incorporated by reference into this joint proxy statement/prospectus.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following descriptions are provided for general information, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Merger Agreement.
The Mergers.   On October 27, 2025, Skyworks, Qorvo, Merger Sub I and Merger Sub II entered into the Merger Agreement. Pursuant to the terms of the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, (a) Merger Sub I will merge with and into Qorvo, with Qorvo continuing as the Surviving Corporation, and (b) immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the Surviving Company and a wholly-owned subsidiary of Skyworks.
The Skyworks Board has unanimously approved and declared advisable the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, and unanimously recommends that Skyworks stockholders vote “FOR” the Stock Issuance Proposal and the Skyworks Adjournment Proposal.
The Qorvo board has unanimously approved and declared advisable the Merger Agreement and the Transactions, including the Mergers, and unanimously recommends that Qorvo stockholders vote “FOR” the Merger Agreement Proposal, the Merger-Related Compensation Proposal, and the Qorvo Adjournment Proposal.
Merger Consideration.   For a description of the Merger Consideration in connection with the Mergers, see “The Merger Agreement — Merger Consideration Received by Qorvo Stockholders; Withholding Rights” on page 165.
Treatment of Qorvo Equity Awards.   For a description of the treatment of Qorvo equity awards in connection with the Mergers, see “The Merger Agreement — Treatment of Qorvo Equity Awards” on page 167.
Pro Forma Financial Statements.   The following Unaudited Pro Forma Condensed Combined Statement of Operations (the “Pro Forma Statement of Operations”) for the fiscal year ended October 3, 2025, combines the historical consolidated statements of income of Skyworks and Qorvo, after giving effect to the Mergers and other adjustments (as described in the notes to the Unaudited Pro Forma Condensed Combined Financial Statements) as if they occurred on September 28, 2024. The Unaudited Pro Forma Condensed Combined Balance Sheet (the “Pro Forma Balance Sheet” and together with the Pro Forma Statement of Operations, the “Pro Forma Financial Statements”) as of October 3, 2025, combines the historical condensed consolidated statements of financial position of Skyworks and Qorvo, after giving effect to the Mergers and other adjustments as if they had occurred on October 3, 2025.
The Pro Forma Financial Statements were prepared for illustrative and informational purposes only, in accordance with Regulation S-X Article 11, to demonstrate the estimated effects of the Mergers and certain other related transactions and adjustments (collectively referred to as transaction accounting adjustments), such as (a) the alignment of Qorvo’s statements of income and financial position amounts to Skyworks’ presentation, (b) adjustments based upon preliminary estimates of the fair value of assets to be acquired and liabilities to be assumed, (c) transaction and financing costs expected to be incurred by Skyworks, and (d) the associated income tax impacts of recognizing these adjustments. The Pro Forma Financial Statements were prepared using the acquisition method of accounting in accordance with GAAP with the expectation that Skyworks will be identified as the acquirer. The transaction accounting adjustments were prepared on the basis that such preliminary estimated adjustments will be incurred to achieve the Mergers, are pending finalization of various estimates, inputs and analyses, and do not include adjustments to reflect any potential costs that may be incurred in connection with actions required by regulatory or governmental authorities for regulatory approvals and clearances of the Mergers, including divestitures or concessions; anticipated benefits, including synergies, cost savings, innovation and operational efficiencies; or potential post-Mergers costs, such as restructuring and integration charges.
The Pro Forma Financial Statements are based on various adjustments and assumptions and are not necessarily indicative of what the combined statements of income or financial position would have actually been had the transaction accounting adjustments been consummated as of the dates indicated. Further, the

Pro Forma Financial Statements do not purport to project the future financial position or results of operations of the Combined Company after the Mergers, which may differ materially and adversely from the Pro Forma Financial Statements.
The Pro Forma Financial Statements reflect transaction accounting adjustments that Skyworks believes are necessary to present fairly the Pro Forma Statement of Operations and Pro Forma Balance Sheet following the consummation of the Mergers as of and for the periods indicated. The transaction accounting adjustments are based on currently available information and assumptions that Skyworks believes are, under the circumstances and given the information available at this time, reasonable, directly attributable to the Mergers, and reflective of adjustments necessary to report the combined financial condition and results of operations as if Skyworks and Qorvo consummated the Mergers. The final acquisition accounting will be based upon the actual consideration and the fair value of the assets to be acquired and the liabilities to be assumed of the party that is determined to be the acquiree under GAAP as of the date of the consummation of the Mergers. In addition, subsequent to the Closing Date, there will be further refinements of the acquisition accounting as additional information becomes available. Accordingly, the final acquisition accounting may differ materially from the Pro Forma Financial Statements reflected in this joint proxy statement/prospectus.
The Pro Forma Financial Statements should be read in conjunction with the accompanying notes. In addition, the Pro Forma Financial Statements were based on and should be read in conjunction with the following historical consolidated financial statements and accompanying notes, which are incorporated by reference into this joint proxy statement/prospectus:
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The Unaudited Interim Condensed Consolidated Financial Statements of Qorvo, as included in Qorvo’s Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2025;

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The Consolidated Financial Statements of Qorvo, as included in Qorvo’s Annual Report on Form 10-K for the fiscal year ended March 29, 2025; and

•
The Consolidated Financial Statements of Skyworks, as included in Skyworks’ Annual Report on Form 10-K for the fiscal year ended October 3, 2025.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
	Historical		Reclassification transaction accounting adjustments		Merger transaction accounting adjustments		Financing transaction accounting adjustments		Pro Forma Combined 6[g]
	Skyworks Solutions, Inc.	Qorvo, Inc.
	For the Year Ended October 3, 2025	For the Year Ended September 27, 2025							October 3, 2025
Net revenue	$4,087	$3,663							$7,750
Cost of goods sold	2,405	2,076			(83)	6[e]			4,916
					262	6[e]
					256	6[h]
Gross profit	1,682	1,587	—		(435)				2,834
Operating expenses:
Research and development	785	737							1,522
Selling, general, and administrative	372	—	229	6[a][1]	112	6[c]			920
			167	6[a][2]	50	6[b]
					(10)	6[e]
Marketing and selling	—	229	(229)	6[a][1]					—
General and administrative	—	167	(167)	6[a][2]					—
Amortization of intangibles	1	—			155	6[e]			156
Restructuring and other charges	24	—	105	6[a][3]					129
Goodwill and intangible asset impairment	—	80							80
Other operating expense	—	105	(105)	6[a][3]					—
Total operating expenses	1,182	1,318	—		307		—		2,807
Operating income	500	269			(742)		—		27
Interest expense	(27)	(76)					(152)	6[d]	(255)
Other income, net	54	58							112
Income before income taxes	527	251			(742)		(152)		(116)
Provision (benefit) for income taxes	50	33			(132)	6[f]	(32)	6[f]	(81)
Net income	$477	$218	$—		$(610)		$(120)		$(35)
Earnings per share:
Basic	$3.09								$(0.14)
Diluted	$3.08								$(0.14)
Weighted average shares:
Basic	154				89	8			243
Diluted	155				89	8			244
See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
(In millions)
	Historical		Reclassification transaction accounting adjustments		Merger transaction accounting adjustments		Financing transaction accounting adjustments		Pro Forma Combined
	Skyworks Solutions, Inc.	Qorvo, Inc.
	As of October 3, 2025	As of September 27, 2025							As of October 3, 2025
ASSETS
Current assets:
Cash and cash equivalents	$1,161	$1,103	$—		$(3,003)	7[i]	$2,981	7[f]	$2,242
Marketable securities	213	—	—		—		—		213
Receivables, net of allowances	598	543	—		—		—		1,141
Inventory	755	605	—		256	7[k]	—		1,616
Prepaid expenses	—	34	(34)	7[a][1]	—		—		—
Other receivables	—	17	(17)	7[a][2]	—		—		—
Other current assets	350	75	34	7[a][1]	—		—		476
			17	7[a][2]
Total current assets	3,077	2,377	—		(2,747)		2,981		5,688
Property, plant, and equipment, net	1,195	781	—		—		—		1,976
Operating lease right-of-use assets	192	—	55	7[a][3]	—		—		247
Goodwill	2,177	2,390	—		(2,390)	7[b]	—		6,647
					4,470	7[b]
Intangible assets, net	809	224	—		(224)	7[c]	—		4,452
					3,643	7[c]
Deferred tax assets, net	376	—	118	7[a][4]	(118)	7[l]	—		376
Marketable securities	14	17	(17)	7[a][5]	—		—		14
Other long-term assets	77	307	(55)	7[a][3]	—		—		228
			(118)	7[a][4]
			17	7[a][5]
Total assets	$7,917	$6,096	$—		$2,634		$2,981		$19,628
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$236	$285	$—		$112	7[e]	$—		$633
Accrued compensation and benefits	181	—	144	7[a][6]	50	7[h]	—		394
					19	7[j]
Current portion of long-term debt	499	—	—		—		—		499
Accrued liabilities	—	287	(144)	7[a][6]	—		—		—
			(143)	7[a][7]
Other current liabilities	407	233	143	7[a][7]	—		—		783
Total current liabilities	1,323	805	—		181		—		2,309

	Historical		Reclassification transaction accounting adjustments		Merger transaction accounting adjustments		Financing transaction accounting adjustments		Pro Forma Combined
	Skyworks Solutions, Inc.	Qorvo, Inc.
	As of October 3, 2025	As of September 27, 2025							As of October 3, 2025
Long-term debt	496	1,549	—		(74)	7[g]	2,981	7[f]	4,952
Long-term tax liabilities	86	—	91	7[a][8]	(118)	7[l]	—		752
					693	7[l]
Long-term operating lease liabilities	171	—	42	7[a][9]	—		—		213
Other long-term liabilities	84	232	(91)	7[a][8]	—		—		183
			(42)	7[a][9]
Total liabilities	2,160	2,586	—		682		2,981		8,409
Commitments and contingencies
Stockholders’ equity:
Common stock	37	3,431	—		(3,431)	7[d]	—		37
Additional paid-in capital	68	—	—		5,621	7[i]	—		5,711
					22	7[i]
Retained earnings	5,657	73	—		(73)	7[d]	—		5,476
					(112)	7[e]
					(50)	7[h]
					(19)	7[j]
Accumulated other comprehensive loss	(5)	6	—		(6)	7[d]	—		(5)
Total stockholders’ equity	5,757	3,510	—		1,952		—		11,219
Total liabilities and stockholders’ equity	$7,917	$6,096	$—		$2,634		$2,981		$19,628

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
1.   Description of Transactions
On October 27, 2025, Skyworks, Qorvo, Merger Sub I and Merger Sub II entered into the Merger Agreement. Pursuant to the terms of the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, (a) Merger Sub I will merge with and into Qorvo, with Qorvo continuing as the Surviving Corporation, and (b) immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the Surviving Company and a wholly-owned subsidiary of Skyworks.
At the Effective Time, each share of Qorvo Common Stock issued and outstanding immediately prior to the Effective Time, except for shares held by Skyworks or Qorvo, or their direct or indirect subsidiaries (other than, with respect to shares held by Skyworks, Qorvo, Merger Sub I, or Merger Sub II, shares held on behalf of third parties), will be converted automatically into the right to receive (i) 0.960 shares of Skyworks Common Stock, without interest, and (ii) $32.50 in cash, without interest, subject to applicable withholding taxes.
2.   Basis of Presentation
The pro forma financial statements were prepared on the basis that Skyworks, assuming receipt of the requisite regulatory approvals and completion of the Mergers, will account for the Mergers as a purchase of Qorvo using the acquisition method pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 805, Business Combinations. Under the acquisition method, the assets and liabilities of Qorvo are recorded at their fair value at the effective time of the Mergers. In addition, the total consideration, measured at the market price at the Effective Time, is allocated to the tangible and intangible assets acquired and liabilities assumed. Fair value is defined in ASC 820, Fair Value Measurements, as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Many of these fair value measurements can be highly subjective, and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts. Once requisite regulatory approvals are received, Skyworks will consolidate Qorvo prospectively.
The transaction accounting adjustments to the pro forma financial statements are preliminary and have been made solely for the purpose of presenting the pro forma financial statements, which are necessary to comply with applicable disclosure and reporting requirements. The allocation of the estimated consideration is pending finalization of various estimates, inputs, and analyses. Since these pro forma financial statements were prepared based on preliminary estimates of consideration and fair values attributable to the purchase of Qorvo, the actual amounts eventually recorded for the purchase accounting, including the identifiable goodwill, may differ materially from the information presented.
The pro forma financial statements were prepared for inclusion in this joint proxy statement/prospectus which forms a part of the registration statement filed on this Form S-4 with respect to Skyworks Common Stock to be issued in the Mergers. The pro forma financial statements were prepared from and should be read in conjunction with:
•
The Unaudited Interim Condensed Consolidated Financial Statements of Qorvo, as included in Qorvo’s Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2025;

•
The Consolidated Financial Statements of Qorvo, as included in Qorvo’s Annual Report on Form 10-K for the fiscal year ended March 29, 2025; and

•
The Consolidated Financial Statements of Skyworks, as included in Skyworks’ Annual Report on Form 10-K for the fiscal year ended October 3, 2025.

The pro forma financial statements include adjustments necessary to be consistent with GAAP and in accordance with Regulation S-X Article 11. The Pro Forma Statement of Operations gives effect to the Mergers as if they occurred on September 28, 2024. The pro forma balance sheet gives effect to the Mergers as if they had occurred on October 3, 2025.

The pro forma financial statements do not include adjustments to reflect any potential costs that may be incurred in connection with actions required by regulatory or governmental authorities for regulatory approvals and clearances of the Mergers, including divestitures or concessions; anticipated benefits, including synergies, cost savings, innovation, and operational efficiencies; or potential post-merger costs, such as restructuring and integration charges. Under ASC 805, acquisition-related transaction costs (e.g., advisory, legal, valuation, and other professional fees) are not included as a component of consideration transferred but are accounted for as expenses in the periods in which the costs are incurred.
The pro forma financial statements are based on various adjustments and assumptions and are not necessarily indicative of what the combined statements of income or financial position would have actually been had the transaction accounting adjustments been completed as of the dates indicated. Further, the pro forma financial statements do not purport to project the future financial position or results of operations of the combined company after the Mergers, which may differ materially and adversely from the pro forma financial statements.
3.   Significant Accounting Policies
At this time, Skyworks is not aware of any differences in accounting policies that would have a material impact on the pro forma financial statements. The known differences in classifications were included in the transaction accounting adjustments described in notes 6 and 7 under the heading “Reclassification adjustments”. Following the Mergers, Skyworks will conduct a review of Qorvo’s accounting policies in an effort to determine if there are any material differences that require reclassification of Qorvo’s revenues, expenses, assets, or liabilities to conform with Skyworks’ accounting policies and classifications. As a result of that review, Skyworks may identify differences between the accounting policies and classifications of the two companies that, when conformed, could have a material impact on the pro forma financial statements.
4.   Estimate Of Consideration Expected To Be Transferred
The Mergers described in note 1 of these pro forma financial statements are anticipated to result in the following estimated merger consideration (in millions):
Consideration transferred [a]:
Estimated cash consideration	[b]	$3,003
Estimated fair value of Skyworks Common Stock to be issued	[c]	5,602
Estimated fair value of assumed Qorvo equity awards attributable to pre-combination services	[d]	41
Total estimated merger consideration		$8,646
Total estimated cash consideration		3,003
Total estimated equity consideration		5,643
Total estimated merger consideration		$8,646
The following descriptions are provided for general information, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Merger Agreement.
[a] The preliminary Merger Consideration does not purport to represent the actual value of the total consideration that will be received by Qorvo stockholders and employees after the Mergers are completed.
The value of the Skyworks Common Stock to be issued in the Mergers is estimated at $63.16 per share, which is the closing stock price on November 17, 2025, a date that was in reasonable proximity to the filing date of these pro forma financial statements. The final merger consideration will be based on the closing price of Skyworks Common Stock at the Effective Time.
The number of issued and outstanding shares of Qorvo Common Stock was estimated at 92,396,921 based on the number of shares outstanding on October 27, 2025. The final Merger Consideration will be based on the actual Qorvo Common Stock outstanding as of immediately prior to the closing of the Mergers.

An increase or decrease of 10% in the price of Skyworks Common Stock would cause an approximately $564 million increase or decrease in the estimated value of the total consideration, which would correspondingly increase or decrease the estimated value of goodwill.
[b] Each share of Qorvo Common Stock outstanding will also receive $32.50 in cash, without interest, subject to applicable withholding taxes.
[c] Each share of Qorvo Common Stock outstanding will receive 0.960 shares of Skyworks Common Stock, without interest.
[d] At the Effective Time, each Qorvo RSU Award that is (A) vested but not yet settled as of immediately prior to the Effective Time, (B) by its terms becomes vested in all respects as a result of the occurrence of the Closing or (C) is held by a non-employee member of the Qorvo Board as of immediately prior to the Effective Time (collectively, the “Accelerated Qorvo RSUs”), shall be cancelled in consideration for the right to receive (1) the Merger Consideration in respect of each share of Qorvo Common Stock that was subject to such Accelerated Qorvo RSU immediately prior to the Effective Time and (2) an amount in cash equal to all dividend equivalents, if any, accrued but unpaid as of the Effective Time with respect to each such Accelerated Qorvo RSU (collectively, the “Accelerated RSU Consideration”). The number of shares of Qorvo Common Stock subject to any Accelerated Qorvo RSUs that remains subject to performance-based vesting conditions as of immediately prior to the Closing Date (i.e., any Qorvo RSU Award for which the level of performance vesting has not yet been determined) shall be determined by assuming, in respect of such Qorvo RSU Award, achievement at target performance (except that such number for each holder with an individual agreement (each, an “Individual Agreement”) shall be determined by assuming achievement at the greater of (I) target performance and (II) actual performance as of immediately prior to the Effective Time as determined in good faith by the Compensation Committee of the Qorvo Board).
At the Effective Time, each Qorvo RSU Award that is outstanding immediately prior to the Effective Time, other than Accelerated Qorvo RSUs, without any action on the part of Skyworks, Qorvo or the holder thereof, shall be assumed by Skyworks and converted automatically into and become a restricted stock unit award covering shares of Skyworks Common Stock (each, an “Adjusted RSU Award”), on the same terms and conditions as were applicable under the Qorvo RSU Award as of immediately prior to the Effective Time (except as described herein and other than performance-based vesting conditions, which shall not apply following the Effective Time, with dividend equivalents continuing to accrue in respect of such Adjusted RSU Awards and with all accrued dividend equivalents (whether accrued prior to, at or after the Effective Time) paid at the time that such Adjusted RSU Award is settled), except that the number of shares of Skyworks Common Stock subject to the Adjusted RSU Award as of the Effective Time will be determined by multiplying (A) the number of shares of Qorvo Common Stock subject to the corresponding Qorvo RSU Award immediately prior to the Effective Time by (B) the Conversion Ratio, with any fractional shares in the resulting product rounded to the nearest whole share. The number of shares of Qorvo Common Stock subject to any Qorvo RSU Award that remains subject to performance-based vesting conditions as of immediately prior to the Closing Date, including any accrued but unpaid dividend equivalents thereon (i.e., any Qorvo RSU Award for which the level of performance vesting has not yet been determined), shall be determined by assuming, in respect of such Qorvo RSU Award, achievement at target performance (except that such number for each holder with an Individual Agreement shall be determined by assuming achievement at the greater of (1) target performance and (2) actual performance as of immediately prior to the Effective Time as determined in good faith by the Compensation Committee of the Qorvo Board). In the event of a termination of employment of any holder of an Adjusted RSU Award by Skyworks, the Surviving Company or one of their Affiliates without “cause” or by such holder with “good reason” (as defined in the applicable Qorvo Stock Plan or award agreement), in each case within the eighteen (18)-month period following the Closing Date, any such Adjusted RSU Award(s) held by such holder shall accelerate and vest in full. For the avoidance of doubt, any unpaid dividend equivalents accrued in respect of an Adjusted RSU Award shall be paid at such time as the Adjusted RSU Award vests and settles.
The portion of Qorvo equity awards attributable to pre-combination and post-combination service is estimated based on the ratio of the service period rendered as of October 27, 2025 to the total service period. The fair value of awards attributed to pre-combination service was recognized as a component of the purchase price. For the purpose of these pro forma financial statements, we assumed that all outstanding

Qorvo RSU Awards and Qorvo PBRSU Awards on October 27, 2025, were outstanding at the effective time of the Mergers and each Qorvo PBRSU Award was converted to Skyworks stock unit awards based on the target level of performance.
Qorvo’s outstanding equity awards, and certain of Skyworks’ outstanding equity awards, include a provision for acceleration of vesting in certain circumstances involving termination in connection with a change in control. No adjustments have been made to the unaudited pro forma condensed combined financial information as a result of this provision, as Skyworks cannot currently predict the nature and extent of any such events in connection with the Mergers.
5.   Estimate Of Assets To Be Acquired And Liabilities To Be Assumed
Under the acquisition method of accounting, Qorvo’s identifiable assets acquired and liabilities assumed by Skyworks will be recorded at the acquisition date fair values and added to those of Skyworks. The pro forma adjustments are preliminary and based on estimates of the fair value and useful lives of the assets acquired and liabilities assumed and are prepared to illustrate the estimated effect of the Transactions. The final determination of the purchase price allocation will be completed as soon as practicable after the completion of the Transactions and will be based on the fair values of the assets acquired and liabilities assumed as of the Closing Date. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the unaudited pro forma condensed combined financial information. Accordingly, the pro forma purchase price allocation is subject to further adjustment as additional information becomes available and as additional analyses and final valuations are completed. There can be no assurances that these additional analyses and final valuations will not result in material changes to the estimates of fair value set forth below.
The purchase price allocation is preliminary and will change as a result of several factors, including the finalization of the fair value measurement of assets acquired and liabilities assumed. The following is a preliminary estimate of the assets to be acquired and the liabilities to be assumed by Skyworks at the effective time of the Mergers, reconciled to the preliminary Merger Consideration (in millions):
		Estimated fair value
Cash and cash equivalents		$1,103
Receivables, net of allowances		543
Inventory	[a]	861
Other current assets		126
Property, plant, and equipment, net	[b]	781
Intangible assets, net	[c]	3,643
Marketable securities		17
Other long-term assets	[a]	189
Accounts payable and other current liabilities		(805)
Long-term debt	[a]	(1,475)
Other long-term liabilities	[a]	(807)
Total identifiable net assets		$4,176
Estimated purchase price		8,646
Estimated goodwill	[d]	$4,470

[a]
Balances represent the estimated fair value of tangible assets acquired and liabilities assumed. These estimates are based on a preliminary valuation performed as of October 3, 2025, and are subject to further review by management. See Note 7 below for a further explanation of the assumptions related to the fair value estimates made.

[b]
Property, plant, and equipment, net — The carrying value of Qorvo’s property and equipment was used in the preliminary purchase price allocation, and no adjustments were made to the unaudited pro forma condensed combined balance sheet. Adjustments may be required when additional information is obtained and a more detailed review is performed over the fair value of property and equipment. The actual amounts recorded when the Mergers are completed may differ materially from the current book value of property and equipment.
[c]
Intangible Assets — Estimated fair value as of the Pro Forma Balance Sheet date was comprised of (in millions):

Intangible Asset	Estimated Useful Life	Approximate Fair Value
Technology based intangibles	8	$2,093
Customer-based intangibles	10	1,550
Total		$3,643

[d]
Estimated Goodwill — Represents the excess of the preliminary estimated Merger Consideration over the estimated fair value of the underlying net assets acquired. Goodwill will not be amortized but instead will be reviewed for impairment annually on the first day of the fourth fiscal quarter, or more frequently if facts and circumstances warrant a review. Goodwill is attributable to the assembled workforce of Qorvo, planned growth in new markets, and synergies expected to be achieved from the combined operations of Skyworks and Qorvo. Goodwill recognized in the Mergers is not expected to be deductible for tax purposes.

6.   Pro Forma Statement Of Operations Accounting Adjustments
[a]
Reclassification adjustments — Certain reclassification transaction accounting adjustments were made to the Pro Forma Statement of Operations to make the presentation conform to the presentation adopted by Skyworks.

[1]
Revised the presentation of Qorvo’s marketing and selling expense in the amount of $229 million to selling, general, and administrative for the twelve months ended September 27, 2025.

[2]
Revised the presentation of Qorvo’s general and administrative expense in the amount of $167 million to selling, general, and administrative for the twelve months ended September 27, 2025.

[3]
Revised the presentation of Qorvo’s other operating expense in the amount of $105 million to restructuring and other charges for the twelve months ended September 27, 2025.

[b]
Retention cash bonuses — Related to the Mergers, each of Qorvo and Skyworks has established retention cash bonus programs for its respective employees. While the Skyworks retention program includes that grants to certain individuals, if any, will be in the form of equity, certain details of the plans have yet to be determined, and the entire program is assumed to be cash awards for purposes of the pro forma financial statements. For the purposes of the Pro Forma Statement of Operations, the compensation and benefits expense reflects the maximum amount payable under the retention cash bonus programs and was assumed to be amortized completely in 2025.

[c]
Merger costs — Reflects the total estimated transaction costs for Skyworks that have not yet been recognized in the statement of operations for the year ended October 3, 2025. Transaction costs are expensed as incurred and reflected as if incurred on September 28, 2024, the date the Transactions are assumed to have been completed for the purposes of the unaudited pro forma condensed combined statements of operations. This is a non-recurring item.

[d]
Interest expense — For the purposes of these pro forma financial statements, we assume the entire cash consideration will be funded through new debt; however, we expect cash consideration will be funded through a combination of new debt and cash accumulated through cash provided by operating activities. The Pro Forma Statement of Operations assumes that Skyworks funded the entire cash consideration through the issuance of new debt as of September 28, 2024, a reasonable interest rate of 5%, and issuance costs of $22 million that will be amortized over an assumed life of 10 years.

A hypothetical increase or decrease of 0.125% in the assumed interest rate would result in a $4 million increase or decrease in the estimated annual interest expense.
If $1 billion of cash is accumulated before the Effective Time and the amount of debt used to cover the cash consideration is correspondingly reduced, assuming an interest rate of 5%, the estimated annual interest expense would decrease $50 million.
[e]
Amortization expense — Represents the adjustment to record elimination of historical amortization expense and recognition of new amortization expense related to identifiable intangible assets based on the estimated fair value. Amortization expense is calculated based on the estimated fair value of each of the identifiable intangible assets and the associated estimated useful lives as discussed in Note 7(c) below, and is allocated between amortization of acquisition-related intangible assets — cost of goods sold and selling, general, and administrative expense based on the nature of activities associated with the intangible assets acquired.

[f]
Provision for income taxes — The estimated transaction accounting adjustments to income tax benefit relates primarily due to the decrease in income before income taxes in the statement of operations for the year ended October 3, 2025, and the corresponding income tax benefit is recognized for the respective period presented. A blended statutory tax rate of approximately 15% is assumed for the amortization of intangible assets, and a blended statutory tax rate of approximately 18% is assumed for all other pro forma adjustments. The applicable blended statutory tax rates are based on the jurisdictions in which the assets are located and are not necessarily indicative of the effective tax rate of Skyworks following the transactions, which could be significantly different depending on post-acquisition activities, including the geographical mix of income.

[g]
Anticipated benefits and transaction related charges — The pro forma financial statements do not include adjustments to reflect any potential costs that may be incurred in connection with actions required by regulatory or governmental authorities for regulatory approvals and clearances of the Mergers, including divestitures or concessions; anticipated benefits, including synergies, cost savings, innovation, and operational efficiencies; or potential post-transaction costs, such as restructuring and integration charges.

[h]
Amortization of inventory step-up — Based on estimated inventory turnover, the inventory step-up fair value adjustment was assumed to be amortized completely in 2025.

7.   Pro Forma Balance Sheet Accounting Adjustments
[a]
Reclassification adjustments — Certain reclassification transaction accounting adjustments were made to the pro forma balance sheet to make the presentation conform to the presentation adopted by Skyworks.

[1]
Reclassified Qorvo’s prepaid expenses to other current assets in the amount of $34 million as of October 3, 2025.

[2]
Reclassified Qorvo’s other receivables to other current assets in the amount of $17 million as of October 3, 2025.

[3]
Reclassified a portion of Qorvo’s other long-term assets to operating lease right-of-use assets in the amount of $55 million as of October 3, 2025.

[4]
Reclassified a portion of Qorvo’s other long-term assets to deferred tax assets, net in the amount of $118 million as of October 3, 2025.

[5]
Reclassified Qorvo’s marketable securities to other long-term assets in the amount of $17 million as of October 3, 2025.

[6]
Reclassified a portion of Qorvo’s accrued liabilities to accrued compensation and benefits in the amount of $144 million as of October 3, 2025.

[7]
Reclassified the remaining portion of Qorvo’s accrued liabilities to other current liabilities in the amount of $143 million as of October 3, 2025.

[8]
Reclassified a portion of Qorvo’s other long-term liabilities to long-term tax liabilities in the amount of $91 million as of October 3, 2025.

[9]
Reclassified a portion of Qorvo’s other long-term liabilities to long-term operating lease liabilities in the amount of $42 million as of October 3, 2025.

[b]
Goodwill — Represents the adjustment to eliminate Qorvo’s historical goodwill balance and estimate the goodwill value acquired in the transaction based on the preliminary purchase price allocation, as further described in Note 5.

[c]
Intangible assets, net — Represents the adjustments to eliminate Qorvo’s historical net intangible assets carrying value and estimate the fair value of intangible assets acquired in the Transactions. Preliminary identifiable intangible assets in the unaudited pro forma condensed combined financial information are provided in the table above. The amortization related to these identifiable intangible assets is reflected as a transaction adjustment in the unaudited pro forma condensed combined statements of operations, as further described in Note 5. The identifiable intangible assets and related amortization are preliminary and are based on management’s estimates after consideration of similar transactions.

[d]
Historical shareholders’ equity — The historical shareholder’s equity of Qorvo will be eliminated as part of the Mergers.

[e]
Merger costs — A transaction accounting adjustment was made for the estimated $112 million in merger costs to be incurred by Skyworks. The adjustment was assumed to be recorded in accounts payable as of October 3, 2025.

[f]
Debt — For the purposes of these pro forma financial statements, we assume the entire cash consideration will be funded through new debt of $3,003 million; however, we expect cash consideration will be funded through a combination of new debt and cash accumulated through cash provided by operating activities. The financing transaction adjustment, which includes issuance and liability management costs of $22 million assumed to be paid in cash, was assumed to be recorded on October 3, 2025, for this pro forma balance sheet.

[g]
Debt — Represents the net adjustment to the estimated fair value of Qorvo’s senior notes assumed in connection with the transactions.

[h]
Retention cash bonuses — Related to the Mergers, each of Skyworks and Qorvo has established retention cash bonus programs for its respective employees. While the Skyworks retention program includes that grants to certain individuals, if any, will be in the form of equity, certain details of the plans have yet to be determined, and the entire program is assumed to be cash awards for purposes of the pro forma financial statements. Awards under Skyworks’ program vest 50% at closing and 50% six months thereafter, and awards under Qorvo’s program vest 60% at closing and 40% six months thereafter. For the purposes of this pro forma balance sheet, the accrued compensation and benefits reflects the maximum amount payable under the retention bonus programs.

[i]
Consideration — Represents the total Merger Consideration of $8,646 million, consisting of (i) cash consideration of $3,003 million, (ii) issuance of approximately 88,000,000 shares of Skyworks Common Stock with an estimated fair value of $5,602 million, and (iii) issuance of approximately 642,000 Skyworks restricted stock unit awards with an estimated fair value of $41 million attributable to pre-combination services. The calculation of preliminary Merger Consideration is based on 92,396,921 shares of Qorvo Common Stock outstanding as of October 27, 2025.

[j]
Deferred compensation — Qorvo has a non-qualified deferred compensation plan that requires a lump-sum payout upon change in control at the election of the eligible employees and members of the Qorvo’s board. The Transaction Accounting adjustment of $19 million relates to the portion of deferred compensation obligation that is being paid out as a result of the change in control.

[k]
Inventory — Raw material inventory is measured at fair value (current replacement cost), which is estimated to be the current carrying value. Work-in-process inventory is estimated at the fair market value, which is the estimated selling price less the sum of (a) costs to complete the manufacturing process,

(b) costs of selling effort, and (c) a reasonable profit margin for the completion of the manufacturing process and selling effort. Finished goods inventory is estimated at the fair market value, which is the estimated selling price less the sum of (a) costs of selling effort, and (b) a reasonable profit margin for the selling effort.
[l]
Deferred income taxes — Represent the adjustment to the deferred tax assets and the deferred tax liability balance associated with the incremental differences in the book and tax basis created from the preliminary purchase price allocation, primarily resulting from the preliminary fair value of intangible assets. Deferred taxes are established based on a blended statutory tax rate based on jurisdiction where income is generated. The effective tax rate of Skyworks following the transactions could be significantly different (even higher or lower) depending on post-acquisition activities, including the geographical mix of income. This determination is preliminary and subject to change based upon the final determination of the closing date fair value, primarily of the identifiable intangible assets.

8.   Pro Forma Earnings Per Share
The combined basic and diluted earnings per share for the periods presented are based on the combined weighted average basic and diluted common stock of Skyworks and Qorvo. As of the beginning of the periods presented, the historical weighted average basic and diluted shares of Qorvo were assumed to be replaced by the common stock issued and share settlement of stock-based compensation by Skyworks at the effective time of the Mergers as discussed in note 4. The number of issued and outstanding shares of Qorvo Common Stock was estimated at 92,396,921 based on the number of shares outstanding on October 27, 2025. Each share of Qorvo Common Stock outstanding will receive 0.960 shares of Skyworks Common Stock, yielding a pro forma adjustment of approximately 88,701,044 shares of basic and diluted earnings per share.
COMPARATIVE PER SHARE MARKET PRICE DATA AND DIVIDEND INFORMATION
Skyworks Common Stock is traded on Nasdaq under the symbol “SWKS.” Qorvo Common Stock is traded on Nasdaq under the symbol “QRVO.” The following table sets forth, for the calendar quarters indicated, the high, low, and close sales prices per share of Skyworks Common Stock and Qorvo Common Stock on Nasdaq.
	Skyworks Closing Price			Qorvo Closing Price
Date	High	Low	Close	High	Low	Close
2025
October 3, 2025	$78.2	$76.9	$77.1	$94.3	$91.3	$93.5
June 27, 2025	$75.2	$73.9	$74.8	$84.6	$82.4	$83.9
March 28, 2025	$66.0	$63.7	$64.1	$73.9	$71.1	$71.5
December 27, 2024	$90.7	$89.4	$90.2	$71.8	$70.7	$71.4
2024
September 27, 2024	$100.7	$98.4	$98.9	$105.5	$103.1	$103.6
June 28, 2024	$107.5	$106.0	$106.6	$116.4	$113.4	$116.0
March 29, 2024(1)	$109.6	$106.6	$107.0	$116.7	$113.6	$114.2
December 29, 2023	$114.1	$112.1	$112.4	$114.3	$112.3	$112.6
2023
September 29, 2023	$100.7	$98.3	$98.6	$96.9	$95.3	$95.5
June 30, 2023	$111.6	$109.9	$110.7	$102.4	$101.2	$102.0
March 31, 2023	$118.1	$116.3	$118.0	$101.8	$100.0	$101.6
December 30, 2022	$91.2	$89.0	$91.1	$90.7	$87.9	$90.6

(1)
Due to the market closure on March 29, 2024, these prices represent the share prices of the next consecutive trading day, April 1, 2024.

Dividend information for Skyworks Common Stock during its last two fiscal years is presented on the following table. Qorvo has not paid dividends on Qorvo Common Stock during its last two fiscal years.
Period	Dividend per Share	Declaration Date	Record Date	Payment Date
October 3, 2025	0.71	October 28, 2025	November 18, 2025	December 9, 2025
June 27, 2025	0.71	August 5, 2025	August 26, 2025	September 16, 2025
March 28, 2025	0.70	May 7, 2025	May 27, 2025	June 17, 2025
December 27, 2024	0.70	February 5, 2025	February 24, 2025	March 17, 2025
September 27, 2024	0.70	November 12, 2024	December 3, 2024	December 24, 2024
June 28, 2024	0.70	July 30, 2024	August 20, 2024	September 10, 2024
March 29, 2024	0.68	April 30, 2024	May 21, 2024	June 11, 2024
December 29, 2023	0.68	January 30, 2024	February 20, 2024	March 12, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
All statements, other than statements of current or historical fact, contained in this joint proxy statement/prospectus are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on Skyworks’ and Qorvo’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Skyworks and Qorvo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements included in this filing are based on information available to Skyworks and Qorvo on the date of this joint proxy statement/prospectus. While Skyworks and Qorvo have based these forward-looking statements on those expectations, assumptions, estimates, beliefs, and projections they view as reasonable, all forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the parties’ control and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including with respect to the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, in addition to factors disclosed in Skyworks’ and Qorvo’s respective filings with the SEC: (a) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of Qorvo’s and Skyworks’ businesses and other conditions to the completion of the proposed transaction; (b) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Skyworks and Qorvo; (c) Skyworks’ and Qorvo’s ability to implement their business strategies; (d) pricing trends; (e) potential litigation relating to the proposed transaction that could be instituted against Skyworks, Qorvo or their respective directors; (f) the risk that disruptions from the proposed transaction will harm Skyworks’ or Qorvo’s business, including current plans and operations; (g) the ability of Skyworks or Qorvo to retain and hire key personnel; (h) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (i) uncertainty as to the long-term value of Skyworks’ common stock; (j) legislative, regulatory and economic developments affecting Skyworks’ and Qorvo’s businesses; (k) general economic and market developments and conditions; (l) the evolving legal, regulatory and tax regimes under which Skyworks and Qorvo operate; (m) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Skyworks’ or Qorvo’s financial performance; (n) restrictions during the pendency of the proposed transaction that may impact Skyworks’ or Qorvo’s ability to pursue certain business opportunities or strategic transactions; (o) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Skyworks’ and Qorvo’s response to any of the aforementioned factors; and (p) failure to receive the approval of the stockholders of Skyworks and Qorvo. These risks, as well as other risks associated with the Transactions, including the Mergers and the Skyworks Stock Issuance, are set forth in or incorporated by reference into this joint proxy statement/prospectus in “Risk Factors” beginning on page 38.
The list of factors presented here is considered representative, and no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Skyworks’ or Qorvo’s consolidated financial condition, results of operations or liquidity. Neither Skyworks nor Qorvo assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. These and other important factors, including those discussed under “Risk Factors” in Skyworks’ Annual Report on Form 10-K for the year ended October 3, 2025, as filed with the SEC on November 7, 2025, and Qorvo’s most recent Annual Report on Form 10-K for the year ended March 29, 2025, as filed with the SEC on May 19, 2025, as well as Skyworks’ and Qorvo’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and Skyworks and Qorvo disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by applicable law or regulation.

INFORMATION ABOUT THE PARTIES TO THE TRANSACTION
Skyworks
Skyworks Solutions, Inc., a Delaware corporation, is a leading developer, manufacturer and provider of analog and mixed-signal semiconductors and solutions for numerous applications, including aerospace, automotive, broadband, cellular infrastructure, connected home, defense, entertainment and gaming, industrial, medical, smartphone, tablet and wearables. Skyworks is a global company with engineering, marketing, operations, sales and support facilities located throughout Asia, Europe and North America and is a member of the S&P 500 market index. Skyworks Common Stock is publicly traded on Nasdaq under the ticker symbol “SWKS.”
Skyworks’ principal executive office is located at 5260 California Avenue, Irvine, California 92617, and its telephone number is (949) 231-3000. Its website is www.skyworksinc.com. Information contained on Skyworks’ website does not constitute part of this joint proxy statement/prospectus.
Qorvo
Qorvo, Inc., a Delaware corporation, supplies innovative semiconductor solutions that make a better world possible. Qorvo combines product and technology leadership, systems-level expertise and global manufacturing scale to quickly solve its customers’ most complex technical challenges. Qorvo serves diverse high-growth segments of large global markets, including automotive, consumer, defense & aerospace, industrial & enterprise, infrastructure and mobile. Qorvo Common Stock is publicly traded on Nasdaq under the ticker symbol “QRVO.”
Qorvo’s principal executive office is located at 7628 Thorndike Road, Greensboro, North Carolina 27409-9421, and its telephone number is (336) 664-1233. Its website is located at www.qorvo.com. Information contained on Qorvo’s website does not constitute part of this joint proxy statement/prospectus.
Merger Sub I
Comet Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Skyworks, was formed solely for the purpose of facilitating the Transactions. Merger Sub I has not conducted any activities other than those incidental to its formation and the matters contemplated by the Merger Agreement. At the Effective Time, Merger Sub I will merge with and into Qorvo, Inc., with Qorvo, Inc. continuing as the Surviving Corporation. Merger Sub I’s principal executive office is located at 5260 California Avenue, Irvine, California 92617, and its telephone number is (949) 231-3000.
Merger Sub II
Comet Acquisition II, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Skyworks Solutions, Inc., was formed solely for the purpose of facilitating the Transactions. Merger Sub II has not conducted any activities other than those incidental to its formation and the matters contemplated by the Merger Agreement. Immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the Surviving Company and a wholly-owned subsidiary of Skyworks. Merger Sub II’s principal executive office is located at 5260 California Avenue, Irvine, California 92617, and its telephone number is (949) 231-3000.

THE SKYWORKS SPECIAL MEETING
Skyworks is furnishing this joint proxy statement/prospectus to its stockholders in connection with the solicitation of proxies to be voted at the Skyworks Special Meeting (or any adjournment or postponement thereof) that Skyworks has called to consider and vote on the Stock Issuance Proposal and the Skyworks Adjournment Proposal.
Date, Time, Place and Purpose of the Skyworks Special Meeting
Together with this joint proxy statement/prospectus, Skyworks is also sending Skyworks stockholders a notice of the Skyworks Special Meeting and a form of proxy card that is solicited by the Skyworks Board for use at the Skyworks Special Meeting to be held virtually at 11:30 AM, Pacific Time, on February 11, 2026 (unless it is adjourned or postponed to a later date), via live audio webcast at www.virtualshareholdermeeting.com/SWKS2026SM. The Skyworks Special Meeting will be held exclusively online via live audio webcast.
Skyworks is holding the Skyworks Special Meeting for the following purposes:
1.
to consider and vote on the Stock Issuance Proposal; and

2.
to consider and vote on the Skyworks Adjournment Proposal.

Skyworks will transact no other business at the Skyworks Special Meeting, except for business properly brought before the Skyworks Special Meeting or any adjournment or postponement thereof, by, or at the direction of the Skyworks Board.
Recommendation of the Skyworks Board
After careful consideration, on October 27, 2025, the Skyworks Board unanimously (a) determined that the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, are advisable, fair to and in the best interests of, Skyworks and its stockholders, (b) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Skyworks Stock Issuance, on the terms and subject to the conditions set forth therein, (c) subject to the terms of the Merger Agreement, resolved to recommend that Skyworks’ stockholders approve the Skyworks Stock Issuance pursuant to the Merger Agreement and the Skyworks Adjournment Proposal, and (d) directed that the Skyworks Stock Issuance be submitted to Skyworks’ stockholders for approval at the Skyworks Special Meeting. The Skyworks Board unanimously recommends that Skyworks stockholders vote “FOR” the Stock Issuance Proposal and the Skyworks Adjournment Proposal. For a summary of the factors considered by the Skyworks Board in reaching its decision to approve and declare advisable the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, see “The Mergers — Skyworks’ Reasons for the Mergers; Recommendation of the Skyworks Board of Directors.”
Skyworks Record Date; Outstanding Shares; Stockholders Entitled to Vote
The Skyworks Record Date is December 23, 2025. Only holders of record of Skyworks Common Stock as of the close of business on the Skyworks Record Date are entitled to notice of, and to vote at, the Skyworks Special Meeting, unless a new record date is set in connection with any adjournment or postponement of the Skyworks Special Meeting. Each Skyworks stockholder entitled to vote at the Skyworks Special Meeting is entitled to one (1) vote per share at the Skyworks Special Meeting. As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, there were 149,930,237 issued and outstanding shares of Skyworks Common Stock, and the issued and outstanding Skyworks Common Stock was held by approximately 7,156 stockholders of record.
Quorum
The Skyworks Bylaws provide that the holders of a majority of the issued and outstanding stock of Skyworks entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Skyworks Board in its sole discretion, or represented by proxy, will constitute a quorum at the Skyworks Special Meeting. Shares present virtually during the Skyworks

Special Meeting will be considered shares of Skyworks Common Stock represented in person at the meeting. Shares that abstain from voting on any proposal will be counted as shares that are present for purposes of determining whether a quorum exists at the Skyworks Special Meeting. Since the Stock Issuance Proposal and the Skyworks Adjournment Proposal are each non-routine proposals, there will not be any “broker non-votes” at the Skyworks Special Meeting. Failure of a quorum at the Skyworks Special Meeting may result in an adjournment of the Skyworks Special Meeting and may subject Skyworks to additional costs and expenses.
Required Vote
Assuming a quorum is present, approval of the Stock Issuance Proposal requires the vote of a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon. Skyworks cannot consummate the Skyworks Stock Issuance or the Mergers unless the Stock Issuance Proposal is approved at the Skyworks Special Meeting (or at any adjournment or postponement thereof). As a result, assuming a quorum is present, abstention from voting on the Stock Issuance Proposal will have the same effect as a vote cast “AGAINST” the Stock Issuance Proposal. The failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder, or any other failure of a Skyworks stockholder to vote (assuming a quorum is present), will have no effect on the outcome of the Stock Issuance Proposal because these failures to vote are not considered present at the Skyworks Special Meeting.
Assuming a quorum is present, approval of the Skyworks Adjournment Proposal requires the affirmative vote of a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon. As a result, assuming a quorum is present, shares present in person or by proxy at the Skyworks Special Meeting, but abstaining from voting on the Skyworks Adjournment Proposal, will have the same effect as a vote “AGAINST” the Skyworks Adjournment Proposal, while the failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder (assuming quorum is met) will have no effect on the Skyworks Adjournment Proposal. If a quorum is not present at the Skyworks Special Meeting, then the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the Skyworks Adjournment Proposal have the power to adjourn. Under this standard, assuming a quorum is not present, then shares present in person or by proxy at the Skyworks Special Meeting, but abstaining from voting on the Skyworks Adjournment Proposal will have the same effect as a vote “AGAINST” the Skyworks Adjournment Proposal, while the failure of a Skyworks stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder (assuming quorum is met) will have no effect on the Skyworks Adjournment Proposal.
Voting Rights; Proxies; Revocation
Skyworks stockholders may vote their shares at the Skyworks Special Meeting in person or represented by proxy.
Voting at the Special Meeting
The Skyworks Special Meeting is being held solely by means of remote communication, and stockholders may not physically attend the meeting. Stockholders of record as of the Skyworks Record Date may attend, participate in, vote at and listen to the Skyworks Special Meeting to be held at 11:30 AM, Pacific Time, on February 11, 2026 via live audio webcast at www.virtualshareholdermeeting.com/SWKS2026SM when you enter your sixteen (16)-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Instructions on how to access the Skyworks Special Meeting via the live audio webcast are posted at www.virtualshareholdermeeting.com/SWKS2026SM. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in and vote at the Skyworks Special Meeting with the sixteen (16)-digit control number indicated on that voting instruction form. If you do not have a control number, you should contact your bank, broker, nominee, trustee or other record holder (preferably at least five (5) days before the Skyworks Special Meeting) and obtain a proxy card or voting instructions in order to be able to attend, participate in or vote at the Skyworks Special Meeting.
Access to the Skyworks Special Meeting will begin approximately fifteen (15) minutes before the scheduled meeting time, and you are encouraged to log on early to test your access. If you have technical problems accessing the Skyworks Special Meeting, you may contact the technical support number that will be posted on the virtual stockholder meeting log-in page.
Voting By Proxy
To vote by proxy, a Skyworks stockholder may vote through the internet or by telephone or mail as follows:
TO VOTE THROUGH THE INTERNET OR BY TELEPHONE.
•
If you hold shares of Skyworks Common Stock directly in your name as a stockholder of record, you may vote through the internet at www.proxyvote.com or by telephone by calling 1-800-690-6903. In order to vote your shares through the internet or by telephone, you will need the sixteen (16)-digit control number included on your enclosed proxy card (which is unique to each Skyworks stockholder to ensure all voting instructions are genuine and to prevent duplicate voting). You may vote through the internet or by telephone, twenty-four (24) hours a day, seven (7) days a week prior to the Skyworks Special Meeting. If you choose to submit your proxy through the internet or by telephone, your proxy must be received by 8:59 p.m. Pacific Time on February 10, 2026 in order to be counted at the Skyworks Special Meeting.

•
If you hold your shares of Skyworks Common Stock in “street name” through a bank, broker, nominee, trustee or other record holder, you may provide voting instructions through the internet or by telephone only if internet or telephone voting is made available by your bank, broker, nominee, trustee or other record holder. Please follow the voting instructions provided by your bank, broker, nominee, trustee or other record holder with these materials.

TO VOTE BY MAIL
•
If you hold shares of Skyworks Common Stock directly in your name as a stockholder of record, you may vote by mail by completing, signing and dating your enclosed proxy card and returning it in the accompanying pre-addressed envelope no later than the close of business on February 10, 2026 in order for your vote to be counted at the Skyworks Special Meeting.

•
If you hold your shares of Skyworks Common Stock in “street name” through a bank, broker, nominee, trustee or other record holder, you may vote by mail by completing, signing and dating the voting instruction form provided by your bank, broker, nominee, trustee, or other record holder and returning it in the accompanying pre-addressed envelope. Your bank, broker, nominee, trustee or other record holder must receive your voting instruction form in sufficient time to vote your shares at the Skyworks Special Meeting.

BY PARTICIPANTS IN SKYWORKS’ 401(K) SAVINGS AND RETIREMENT PLAN
•
If you are a participant in the Skyworks 401(k) Plan, you will receive an instruction card for the shares of Skyworks Common Stock you own through the Skyworks 401(k) Plan. That instruction card will serve as a voting instruction card for the trustee of the Skyworks 401(k) Plan, and your shares of Skyworks Common Stock will be voted as you instruct.

Revoking Your Vote
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Skyworks Special Meeting. Proxies may be revoked by (a) delivering to the Secretary of Skyworks, before the taking of the vote at the Skyworks Special Meeting, a written notice of revocation bearing a later date than the proxy, (b) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of Skyworks before the taking of the vote at the Skyworks Special Meeting, or

(c) attending the Skyworks Special Meeting online and voting (although virtual attendance at the Skyworks Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Skyworks’ executive offices at Skyworks Solutions, Inc., 5260 California Avenue, Irvine, CA 92617, Attention: Secretary, before the taking of the vote at the Skyworks Special Meeting. If you vote your shares through the internet prior to the Skyworks Special Meeting, only your latest internet vote submitted prior to the Skyworks Special Meeting will be counted at the Skyworks Special Meeting.
Generally
If you hold your shares of Skyworks Common Stock in “street name” through a bank, broker, nominee, trustee or other record holder, you must instruct your bank, broker, nominee, trustee or other record holder on how to vote your shares. Your bank, broker, nominee, trustee or other record holder will vote your shares of Skyworks Common Stock only if you provide instructions on how to vote by filling out the voting instruction form sent to you by your bank, broker, nominee, trustee or other record holder with this joint proxy statement/prospectus. Bank, brokers, nominees, trustees or other record holders who hold shares of Skyworks Common Stock in “street name” typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions on how to vote from the beneficial owner. However, banks, brokers, nominees, trustees or other record holders typically are not allowed to exercise their voting discretion on matters that are “non-routine” without specific instructions on how to vote from the beneficial owner. The Stock Issuance Proposal and the Skyworks Adjournment Proposal are non-routine. Therefore, banks, brokers, nominees, trustees or other record holders do not have discretionary authority to vote on the Stock Issuance Proposal and the Skyworks Adjournment Proposal.
A broker non-vote with respect to Skyworks Common Stock occurs when (a) a share of Skyworks Common Stock held by a bank, broker, nominee, trustee or other record holder is present, in person or represented by proxy, at a meeting of Skyworks stockholders, (b) the beneficial owner of that share has not instructed his, her or its bank, broker, nominee, trustee or other record holder on how to vote on a particular proposal and (c) the bank, broker, nominee, trustee or other record holder does not have discretionary voting power on such proposal. Banks, brokers, nominees, trustees or other record holders do not have discretionary voting authority with respect to the Stock Issuance Proposal or the Skyworks Adjournment Proposal; therefore, if a beneficial owner of shares of Skyworks Common Stock held in “street name” does not give voting instructions to the bank, broker, nominee, trustee or other record holder, then those shares of Skyworks Common Stock will not be present in person or represented by proxy at the Skyworks Special Meeting. As a result, there will not be any broker non-votes at the Skyworks Special Meeting.
All shares of Skyworks Common Stock that are entitled to vote at the Skyworks Special Meeting and are represented by properly completed and valid proxy received by the deadlines set forth above and not revoked will be voted at the Skyworks Special Meeting in accordance with the instructions indicated in such proxy. If a Skyworks stockholder signs the enclosed proxy card and returns it without giving instructions for voting on any proposal, the shares of Skyworks Common Stock represented by that proxy card will be voted “FOR” the Stock Issuance Proposal and the Skyworks Adjournment Proposal.
Your vote is important, regardless of the number of shares of Skyworks Common Stock you own. Please complete, sign, date and promptly return the enclosed proxy card today or authorize a proxy to vote through the internet or by phone.
Stock Ownership of and Voting by Skyworks Directors and Executive Officers
As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, Skyworks’ directors and executive officers and their affiliates beneficially owned in the aggregate 324,821 shares of Skyworks Common Stock entitled to vote at the Skyworks Special Meeting, which represents less than 1% of the shares of Skyworks Common Stock entitled to vote at the Skyworks Special Meeting.
Each of Skyworks’ directors and executive officers is expected, as of the date of this joint proxy statement/prospectus, to vote his, or her shares of Skyworks Common Stock “FOR” the Stock Issuance Proposal and

the Skyworks Adjournment Proposal, although none of Skyworks’ directors and executive officers have entered into any agreement requiring them to do so.
Solicitation of Proxies; Expenses of Solicitation
The Skyworks Board is soliciting proxies with respect to the Stock Issuance Proposal and the Skyworks Adjournment Proposal, and Skyworks will bear the costs and expenses of that solicitation, including the costs of filing, printing, and mailing this joint proxy statement/prospectus to applicable holders of shares of Skyworks Common Stock. Skyworks has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for the Skyworks Special Meeting, and Skyworks has agreed to pay them an estimated fee of $25,000, plus their reasonable out-of-pocket expenses incurred in connection with the solicitation.
In addition to the mailing of the notices and proxy materials, proxies may be solicited by personal interview, telephone and electronic communication by the directors, officers and employees of Skyworks acting without special compensation. Skyworks also makes arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the street name holders of shares held of record by such individuals, and Skyworks will reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with such solicitation.

THE QORVO SPECIAL MEETING
Qorvo is furnishing this joint proxy statement/prospectus to its stockholders in connection with the solicitation of proxies to be voted at the Qorvo Special Meeting (or any adjournment or postponement thereof) that Qorvo has called to consider and vote on the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal.
Date, Time, Place and Purpose of the Qorvo Special Meeting
Together with this joint proxy statement/prospectus, Qorvo is also sending Qorvo stockholders a notice of the Qorvo Special Meeting and a form of proxy card that is solicited by the Qorvo Board for use at the Qorvo Special Meeting to be held virtually at 11:30 AM, Pacific Time, on February 11, 2026 (unless it is adjourned or postponed to a later date), via live audio webcast at www.virtualshareholdermeeting.com/QRVO2026SM. The Qorvo Special Meeting will be held exclusively online via live audio webcast.
Qorvo is holding the Qorvo Special Meeting for the following purposes:
•
to consider and vote on the Merger Agreement Proposal;

•
to consider and vote on the Merger-Related Compensation Proposal; and

•
to consider and vote on the Qorvo Adjournment Proposal.

Qorvo will transact no other business at the Qorvo Special Meeting, except for business properly brought before the Qorvo Special Meeting or any adjournment or postponement thereof by or at the direction of the Qorvo Board.
Recommendation of the Qorvo Board
After careful consideration, at a meeting duly called and held on October 27, 2025, the Qorvo Board duly and unanimously adopted resolutions: (a) approving the execution, delivery and performance of the Merger Agreement and the Transactions, (b) determining that the terms of the Transactions are fair to and in the best interests of Qorvo and its stockholders, (c) recommending that the holders of Qorvo Common Stock adopt the Merger Agreement and approve the Transactions and directing that the Merger Agreement be submitted for adoption by Qorvo’s stockholders at a Qorvo special meeting, and (d) declaring that the Merger Agreement and the Transactions, including the Mergers, are advisable. The Qorvo Board unanimously recommends that Qorvo stockholders vote “FOR” the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal. For a summary of the factors considered by the Qorvo Board in reaching its decision to approve and declare advisable the Merger Agreement and the Transactions, including the Mergers, see “The Mergers — Qorvo’s Reasons for the Mergers; Recommendation of the Qorvo Board of Directors.”
Qorvo Record Date; Outstanding Shares; Stockholders Entitled to Vote
The Qorvo Record Date is December 23, 2025. Only holders of record of Qorvo Common Stock as of the close of business on the Qorvo Record Date are entitled to notice of, and to vote at, the Qorvo Special Meeting, unless a new record date is set in connection with any adjournment or postponement of the Qorvo Special Meeting. At the Qorvo Special Meeting, each Qorvo stockholder entitled to vote at the Qorvo Special Meeting is entitled to one (1) vote per share of Qorvo Common Stock held by such stockholder. As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, there were 92,653,400 issued and outstanding shares of Qorvo Common Stock, and the issued and outstanding Qorvo Common Stock was held by approximately 591 stockholders of record.
Quorum
The Qorvo bylaws require that there be a quorum at the Qorvo Special Meeting in order for Qorvo to hold a vote on the Merger Agreement Proposal or the Merger-Related Compensation Proposal. A quorum at the Qorvo Special Meeting is the presence, in person, or represented by proxy, of the holders of a majority in voting power of the Qorvo Common Stock issued and outstanding and entitled to vote at the Qorvo Special Meeting. Shares that are present at the Qorvo Special Meeting but that abstain from voting on any proposal will be counted as shares that are present for purposes of determining whether a quorum exists at the Qorvo Special Meeting. Shares of Qorvo Common Stock held in “street name” through a bank, broker, nominee, trustee or other record holder with respect to which the beneficial owner fails to give voting instructions to the bank, broker, nominee, trustee or other record holder, and otherwise fails to cause to be voted or represented at the Qorvo Special Meeting, will not be deemed present at the Qorvo Special Meeting for the purpose of determining the presence of a quorum. Failure of a quorum at the Qorvo Special Meeting may result in an adjournment of the Qorvo Special Meeting. If a quorum is initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
Required Vote
Assuming a quorum is present, approval of the Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the shares of Qorvo Common Stock outstanding and entitled to vote thereon at the Qorvo Special Meeting. Approval of the Merger Agreement Proposal is required to consummate the Transactions. As a result, assuming a quorum is present, abstention from voting on the Merger Agreement Proposal, the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder to vote in favor of the Merger Agreement Proposal, or any other failure of a Qorvo stockholder to cause his, her or its shares to be voted in favor of the Merger Agreement Proposal at the Qorvo Special Meeting, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Assuming a quorum is present, approval of the Merger-Related Compensation Proposal, which is a non-binding advisory vote, requires the affirmative vote of the holders of a majority of the votes cast on the Merger-Related Compensation Proposal at the Qorvo Special Meeting (meaning the number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST”). As a result, assuming a quorum is present, abstention from voting, the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder, or any other failure of a Qorvo stockholder to vote, will have no effect on the Merger-Related Compensation Proposal.
Assuming a quorum is present, approval of the Qorvo Adjournment Proposal requires the vote of the holders of a majority of the stock having voting power present or represented by proxy at the Qorvo Special Meeting. As a result, assuming a quorum is present, shares present or represented by proxy at the Qorvo Special Meeting, but abstaining from voting on the Qorvo Adjournment Proposal, will have the same effect as a vote “AGAINST” the Qorvo Adjournment Proposal, while the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder (assuming quorum is met) will have no effect on the Qorvo Adjournment Proposal. If a quorum is not present at the Qorvo Special Meeting, then the stockholders entitled to vote thereat, present or represented by proxy, have the power to adjourn. Under this standard, assuming a quorum is not present, then shares present or represented by proxy at the Qorvo Special Meeting, but abstaining from voting on the Qorvo Adjournment Proposal will have the same effect as a vote “AGAINST” the Qorvo Adjournment Proposal, while the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee or other record holder to give voting instructions to that bank, broker, nominee, trustee or other record holder will have no effect on the Qorvo Adjournment Proposal.
Voting Rights; Proxies; Revocation
Qorvo stockholders may vote their shares at the Qorvo Special Meeting in person or by proxy.
Voting at the Special Meeting
The Qorvo Special Meeting is being held solely by means of remote communication, and stockholders may not physically attend the meeting. Stockholders of record as of the Qorvo Record Date may attend, participate in, vote at and listen to the Qorvo Special Meeting to be held at 11:30 AM, Pacific Time, on February 11, 2026 via live audio webcast at www.virtualshareholdermeeting.com/QRVO2026SM when you enter your sixteen (16)-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Instructions on how to access the Qorvo Special Meeting via the live audio webcast are posted at www.virtualshareholdermeeting.com/QRVO2026SM. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in and vote at the Qorvo Special Meeting with the sixteen (16)-digit control number indicated on that voting instruction form. If you do not have a control number, you should contact your bank, broker, nominee, trustee or other record holder (preferably at least five (5) days before the Qorvo Special Meeting) and obtain a proxy card or voting instructions in order to be able to attend, participate in or vote at the Qorvo Special Meeting.
Access to the Qorvo Special Meeting will begin approximately fifteen (15) minutes before the scheduled meeting time, and you are encouraged to log on early to test your access. If you have technical problems accessing the Qorvo Special Meeting, you may contact the technical support number that will be posted on the virtual stockholder meeting log-in page.
Voting By Proxy
To vote by proxy, a Qorvo stockholder may vote through the internet or by telephone or mail as follows:
TO VOTE THROUGH THE INTERNET OR BY TELEPHONE.
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If you hold shares of Qorvo Common Stock directly in your name as a stockholder of record, you may vote through the internet at www.proxyvote.com until 8:59 p.m., Pacific Time on February 10, 2026, or by telephone by calling 1-800-690-6903 until 8:59 p.m., Pacific Time, on February 10, 2026. In order to vote your shares through the internet or by telephone, you will need the control number on your enclosed proxy card (which is unique to each Qorvo stockholder to ensure all voting instructions are genuine and to prevent duplicate voting). If you choose to submit your proxy through the internet or by telephone, your proxy must be received by 8:59 p.m., Pacific Time, on February 10, 2026 in order to be counted at the Qorvo Special Meeting.

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If you hold your shares of Qorvo Common Stock in “street name” through a bank, broker, nominee, trustee or other record holder, please contact such person or entity for instructions on how to vote your shares of Qorvo Common Stock at the Qorvo Special Meeting. Please follow the voting instructions provided by your bank, broker, nominee, trustee or other record holder with these materials.

TO VOTE BY MAIL.
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If you hold shares of Qorvo Common Stock directly in your name as a stockholder of record, you may vote by mail by completing and signing your enclosed proxy card and returning it using the postage-paid envelope provided, or mailing it to Vote Processing c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way Edgewood, NY 11717. Your proxy card must be received no later than the close of business on February 10, 2026, in order for your vote to be counted at the Qorvo Special Meeting, and you should allow sufficient time for delivery of your proxy card through the mail.

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If you hold shares of Qorvo Common Stock in “street name” through a bank, broker, nominee, trustee or other record holder, please contact such person or entity for instructions on how to vote your shares of Qorvo Common Stock at the Qorvo Special Meeting. Please follow the voting instructions provided by your bank, broker, nominee, trustee or other record holder with these materials.

Revoking Your Vote
Even if you vote through the internet or by telephone, or you complete and return a proxy card, if you hold shares of Qorvo Common Stock directly in your name as a stockholder of record, you may revoke your vote at any time before the closing of the polls at the Qorvo Special Meeting by taking one of the following actions:

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giving written notice of revocation to Qorvo’s Corporate Secretary at Qorvo, Inc., 7628 Thorndike Road, Greensboro, North Carolina 27409, which must be received before the time that the proxy you wish to revoke is voted at the Qorvo Special Meeting;

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submitting new voting instructions over the telephone or the internet by 8:59 p.m., Pacific Time, on February 10, 2026;

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delivering a new, validly completed, later-dated proxy card by mail that is received no later than the close of business on February 10, 2026; or

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joining the Qorvo Special Meeting and voting virtually during the Qorvo Special Meeting.

If you hold your shares of Qorvo Common Stock in “street name” through a bank, broker, nominee, trustee or other record holder, you must contact your bank, broker, nominee, trustee or other record holder to change your vote or obtain a written legal proxy to vote your shares of Qorvo Common Stock if you wish to cast your vote in person at the Qorvo Special Meeting.
Generally
If your shares of Qorvo Common Stock are held in “street name” in a stock brokerage account or by a bank, broker, nominee, trustee or other record holder, you must provide the record holder of your shares of Qorvo Common Stock with instructions on how to vote your shares of Qorvo Common Stock. Please follow the voting instructions provided by your bank, broker, nominee, trustee or other record holder. Please note that you may not vote shares of Qorvo Common Stock held in street name by returning a proxy card or voting instruction form directly to Qorvo. Your bank, broker, nominee, trustee or other record holder is obligated to provide you with a voting instruction form for you to use.
Under the applicable stock exchange rules, banks, brokers, nominees, trustees or other record holders who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers, nominees, trustees or other record holders are not allowed to exercise their voting discretion with respect to the approval of matters that such stock exchanges determines to be “non-routine.” Generally, a broker non-vote occurs with respect to a proposal when (a) a bank, broker, nominee, trustee or other record holder has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares and (b) the beneficial owner fails to provide the bank, broker, nominee, trustee or other record holder with such instructions. Under the applicable stock exchange rules, “non-routine” matters include the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal. Because none of the proposals to be voted on at the Qorvo Special Meeting are routine matters for which banks, brokers, nominees, trustees or other record holders may have discretionary authority to vote, Qorvo does not expect any broker non-votes at the Qorvo Special Meeting. As a result, if you hold your shares of Qorvo Common Stock in “street name,” your shares of Qorvo Common Stock will not be represented at the Qorvo Special Meeting for purposes of establishing a quorum and will not be voted on any matter at the Qorvo Special Meeting unless you affirmatively instruct your bank, broker or other nominee how to vote your shares of Qorvo Common Stock in one of the ways indicated by your banks, brokers, nominees, trustees or other record holders. It is therefore critical that you cast your vote by instructing your banks, brokers, nominees, trustees or other record holders on how to vote prior to the Qorvo Special Meeting. The applicable stock exchange rules governing brokers’ discretionary authority will not permit banks, brokers, nominees, trustees or other record holders to exercise discretionary authority regarding any of the proposals to be voted on at the Qorvo Special Meeting, and the impact of the failure of a Qorvo stockholder who holds his, her or its shares in “street name” through a bank, broker, nominee, trustee, or other record holder to give voting instructions to that bank, broker, nominee, trustee, or other record holder, is set out above.
All shares of Qorvo Common Stock that are entitled to vote at the Qorvo Special Meeting and are represented by properly completed and valid proxies received by the deadlines set forth above and not revoked will be voted at the Qorvo Special Meeting in accordance with the instructions indicated in such proxy. If a Qorvo stockholder signs the enclosed proxy card and returns it without giving instructions for voting on any proposal, the shares of Qorvo Common Stock represented by that proxy card will be voted “FOR” the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal.
Your vote is important, regardless of the number of shares of Qorvo Common Stock you own. Please complete, sign, date and promptly return the enclosed proxy card today or authorize a proxy to vote through the internet or by phone. If you hold shares beneficially, promptly contact your bank, broker, nominee, trustee or other record holder to instruct such person or entity on how to vote your shares of Qorvo Common Stock at the meeting.
Stock Ownership of and Voting by Qorvo Directors and Executive Officers
As of December 15, 2025, the last practicable trading day prior to the date of this joint proxy statement/prospectus, Qorvo’s directors (excluding Peter A. Feld) and executive officers and their affiliates beneficially owned in the aggregate 822,841 shares of Qorvo Common Stock entitled to vote at the Qorvo Special Meeting, which represents less than 1% of the shares of Qorvo Common Stock entitled to vote at the Qorvo Special Meeting. Qorvo’s director Peter A. Feld and his affiliates (including Starboard Value LP) beneficially owned in the aggregate 7,514,022 shares of Qorvo Common Stock entitled to vote at the Qorvo Special Meeting, which represents approximately 8% of the shares of Qorvo Common Stock entitled to vote at the Qorvo Special Meeting.
Each of Qorvo’s directors and executive officers is expected, as of the date of this joint proxy statement/prospectus, to vote his or her shares of Qorvo Common Stock “FOR” the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal, although none of Qorvo’s directors and executive officers have entered into any agreement requiring them to do so. Certain stockholders affiliated with SBV, an affiliate of Peter Feld, a member of the Qorvo Board so designated by SBV, have agreed to vote their shares of Qorvo Common Stock in favor of the Merger Agreement Proposal. As of December 15, 2025, the most recent practicable trading day prior to the date of this joint proxy statement/prospectus, such stockholders collectively held approximately 8% of the issued and outstanding shares of Qorvo Common Stock. For more information, see “— The Voting and Support Agreement.”
Solicitation of Proxies; Expenses of Solicitation
The Qorvo Board is soliciting proxies with respect to the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal, and Qorvo will bear the costs and expenses of that solicitation. Qorvo has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies for the Qorvo Special Meeting, and Qorvo has agreed to pay them an estimated fee of up to $112,500 plus their reasonable out-of-pocket expenses incurred in connection with the solicitation.
In addition to solicitation by mail, directors, officers and employees of Qorvo or its subsidiaries may solicit proxies from Qorvo stockholders by telephone, telegram, email, personal interview or other means. Qorvo currently expects not to incur any costs beyond those customarily expended for a solicitation of proxies in connection with approval of the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Qorvo Adjournment Proposal. Directors, officers and employees of Qorvo will not receive additional compensation for their solicitation activities, but may be reimbursed for reasonable out-of-pocket expenses incurred by them in connection with the solicitation. Brokers, dealers, commercial banks, trust companies, fiduciaries, custodians and other nominees have been requested to forward proxy solicitation materials to their customers, and such nominees will be reimbursed for their reasonable out-of-pocket expenses.

THE MERGERS
The following discussion contains certain information about the Mergers. The discussion is subject, and qualified in its entirety by reference, to the Merger Agreement attached as Annex A to this joint proxy statement/prospectus and incorporated herein by reference. We urge you to read carefully this entire joint proxy statement/prospectus, including the Merger Agreement attached as Annex A, for a more complete understanding of the Mergers.
Terms of the Mergers
The Skyworks Board and the Qorvo Board have each unanimously approved and declared advisable the Merger Agreement and the Transactions. Upon the terms and subject to the conditions of the Merger Agreement, the parties thereto will consummate the Mergers. At the Effective Time, Merger Sub I will merge with and into Qorvo, with Qorvo continuing as the Surviving Corporation and a wholly-owned subsidiary of Skyworks. Immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the Surviving Company and a wholly-owned subsidiary of Skyworks.
At the Effective Time, each share of Qorvo Common Stock issued and outstanding immediately prior to the Effective Time, other than shares of Qorvo Common Stock that are held (a) directly or indirectly, by any wholly-owned subsidiary of Qorvo immediately prior to the Effective Time, (b) by Qorvo (or held in Qorvo’s treasury) or (c) directly or indirectly, by Skyworks, Merger Sub I, Merger Sub II or any other wholly-owned subsidiary of Skyworks immediately prior to the Effective Time, and (d) the Dissenting Shares, will be converted into the right to receive the Merger Consideration.
Subject to the above exceptions, each holder of shares of Qorvo Common Stock will be entitled to receive as Merger Consideration for each share of Qorvo Common Stock held by such holder:
(i)
0.960 shares of Skyworks Common Stock, without interest; and

(ii)
$32.50 in cash, without interest, subject to applicable withholding taxes.

No fractional shares of Skyworks Common Stock will be issued in connection with the Mergers, and Qorvo stockholders will be entitled to receive cash, without interest, in lieu of any fractional shares of Skyworks Common Stock to which they otherwise would have been entitled. As promptly as practicable following the Effective Time, the Exchange Agent (as defined below) shall determine the excess of (a) the number of full shares of Skyworks Common Stock delivered to the Exchange Agent by Skyworks over (b) the aggregate number of full shares of Skyworks Common Stock to be distributed to holders of shares of Qorvo Common Stock (such excess being herein referred to as the “Excess Shares”). As soon as practicable after the Effective Time, the Exchange Agent shall sell the Excess Shares at then prevailing prices on Nasdaq in round lots to the extent practicable. Until the net proceeds of any such sale or sales have been distributed to the holders of shares of Qorvo Common Stock, the Exchange Agent shall hold such proceeds in trust for such holders. The net proceeds of any such sale or sales of Excess Shares to be distributed to the holders of shares of Qorvo Common Stock shall be reduced by any and all commissions, transfer taxes and other out-of-pocket transaction costs, as well as any expenses, of the Exchange Agent incurred in connection with such sale or sales. The Exchange Agent shall determine the portion of such net proceeds to which each holder of shares of Qorvo Common Stock will be entitled, if any, by multiplying the amount of the aggregate net proceeds by a fraction, the numerator of which is the amount of the fractional share interest to which such holder is entitled (after taking into account all certificates and book-entry shares then held by such holder) and the denominator of which is the aggregate amount of fractional share interests to which all holders are entitled. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of shares of Qorvo Common Stock with respect to any fractional share interests, the Exchange Agent shall promptly pay such amounts to such holders.
As a result of the foregoing, based on the number of shares and stock-based awards of Skyworks and Qorvo outstanding as of December 15, 2025, the last practicable trading day before the date of the joint proxy statement/prospectus, it is expected that Skyworks stockholders will own approximately 63%, and Qorvo stockholders will own approximately 37%, of the fully diluted shares of the Combined Company immediately after the Mergers.

Skyworks stockholders are being asked to, among other things, approve the issuance of Skyworks Common Stock in connection with the Mergers and Qorvo stockholders are being asked to, among other things, adopt the Merger Agreement. See “The Merger Agreement” for additional and more detailed information regarding the legal documents that govern the Mergers, including information about conditions to the consummation of the Mergers and provisions for terminating or amending the Merger Agreement.
Background of the Mergers
Each of the Skyworks Board and management and the Qorvo Board and management regularly review and assess, respectively, Skyworks’ and Qorvo’s performance, strategy, financial position, opportunities and risks in light of business and economic conditions, as well as developments in their respective industries and the regulatory environment, and across a range of scenarios and potential future industry developments. These regular reviews have, at the direction of the respective boards, included evaluation of their current business plans and the potential risks and benefits of maintaining the status quo and continuing to execute on their respective standalone plans, as well as a range of strategic and operating alternatives. Skyworks and Qorvo had occasionally engaged in discussions concerning a potential business combination at various points in the past, the most recent of which, before discussions re-commenced in March 2025, had taken place in 2021, which discussions did not result in a price proposal by either party or progress to due diligence or substantive negotiations of a merger agreement at that time.
In February 2025, Skyworks appointed Philip Brace as President and Chief Executive Officer. In February 2025, Skyworks began engaging with Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) as legal advisors with respect to a potential transaction with Qorvo.
In February 2025, Qorvo engaged Centerview to provide financial advisory services to Qorvo in connection with certain strategic matters, including with respect to a potential transaction with Skyworks. The Qorvo Board engaged Centerview as Qorvo’s financial advisor based on Centerview’s qualifications, reputation, experience and familiarity with Qorvo and the Qorvo Board’s determination that Centerview lacked any conflicts with Skyworks.
On March 10, 2025, Robert Bruggeworth, the Chief Executive Officer of Qorvo, reached out to Mr. Brace to ask that the two arrange a meeting, and the two agreed to meet on April 2, 2025.
In March 2025, Skyworks began engaging with Qatalyst Partners as potential financial advisors with respect to a potential transaction with Qorvo.
On April 2, 2025, Mr. Brace and Mr. Bruggeworth met in Washington, D.C., to discuss, at a high level and with the authorization of their respective boards of directors, a potential combination transaction between the parties, including the strategic rationale for a combination, as well as their respective businesses, SBV’s position in Qorvo and next steps.
On April 8, 2025, Skyworks and Qorvo executed a confidentiality agreement (the “Confidentiality Agreement”) in order to facilitate the exchange of non-public information by both parties so that they could further explore whether a potential transaction would be in the best interests of both companies and their respective stockholders. Among other things, the Confidentiality Agreement contained customary mutual 12-month standstill and non-solicitation provisions.
On April 10, 2025, Skyworks and Qorvo entered into a customary Joint Defense Agreement in furtherance of discussing, among other things, the regulatory considerations and approach in connection with a potential transaction between the parties.
On April 12, 2025, the Qorvo Board held a meeting to discuss, among other things, a potential combination between Qorvo and Skyworks. Representatives of each of Qorvo senior management, Centerview and Davis Polk & Wardwell LLP (“Davis Polk”), Qorvo’s long-term outside legal counsel, were also present at the meeting by invitation of the Qorvo Board. A representative of Davis Polk reviewed with the Qorvo Board members their fiduciary duties under Delaware law. At such meeting, the Qorvo Board authorized management to continue to explore and analyze a potential combination with Skyworks.
On April 14 and 15, 2025, Mr. Brace, Kris Sennesael, then Senior Vice President and Chief Financial Officer of Skyworks, Reza Kasnavi, Executive Vice President, Chief Operations and Technology Officer of

Skyworks, Mr. Bruggeworth, Grant Brown, Chief Financial Officer of Qorvo, and Paul Fego, Senior Vice President of Global Operations of Qorvo, met in Dallas, Texas, to discuss, at a high level, the potential for value creation and guiding principles in considering a potential combination transaction. Among other things, the parties discussed the potential for significant synergy creation, that an all-stock transaction would allow both parties’ stockholders to participate in the potential “upside” of a transaction and that, in view of such upside potential, Mr. Brace would not expect a significant premium to be paid to Qorvo stockholders in a transaction and believed that regulatory risk would need to be shared between the parties.
On April 16, 21 and 24, 2025, representatives of each of Skadden and Davis Polk, and on April 24, 2025, representatives of each of Skadden, Skyworks, Davis Polk and Qorvo, discussed certain regulatory considerations and potential approaches in connection with a potential transaction between Skyworks and Qorvo. From this date through the execution of the merger agreement, representatives of Skadden and Davis Polk, and at times with representatives of Skyworks and Qorvo, met regularly to further discuss these topics.
On April 18, 2025, representatives of each of Skyworks and Qorvo further discussed the potential synergy opportunities created by a combination of the companies.
On May 5, 2025, the Skyworks Board held a meeting with members of management, as well as representatives of each of Qatalyst Partners and Skadden, to review Skyworks’ preliminary long-term financial plan, which was intended to serve as a baseline for the Skyworks Board to begin to think about the potential combination transaction with Qorvo. After discussion, it was agreed that the Skyworks Board should receive additional analysis of various potential case scenarios.
On May 6, 2025, Mr. Brace and Mr. Bruggeworth discussed the coming departure of Mr. Sennesael, as well as overall process and timing for a potential transaction between the parties.
On May 13 and 14, 2025, the Skyworks Board held a meeting with members of management, and representatives of each of Qatalyst Partners and Skadden attending on May 14, 2025. Among other things, the Skyworks Board discussed certain public equity market trends and the current environment for strategic transactions, as well as a preliminary financial analysis of Qorvo and various preliminary pro forma models, in each case based on publicly available data. The Skyworks Board also discussed the significant potential synergies that a strategic transaction with Qorvo could bring, as well as, on a preliminary basis, various potential exchange ratios for an all-stock transaction. The Skyworks Board also discussed certain regulatory considerations in respect of a transaction with Qorvo as well as potential operational restrictions that Skyworks would likely face during the pendency of a transaction with Qorvo by virtue of restrictive covenants in any definitive agreement, and reviewed directors’ fiduciary duties that would govern the Skyworks Board’s conduct in considering any transaction with Qorvo. The Skyworks Board also discussed whether to form a transaction committee of the board to oversee the exploration of a potential transaction with Qorvo, and determined to consider, at its next meeting, authorizing management to proceed with exploring such a transaction and potentially submitting a preliminary, non-binding indication of interest to Qorvo.
On May 16, 2025, the Qorvo Board held a regularly scheduled board meeting in person in Hillsboro, Oregon. Representatives of each of Qorvo senior management, Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. Representatives of Centerview discussed Centerview’s preliminary financial analyses of a potential combination with Skyworks, based on publicly available information and consensus estimates. A representative of Davis Polk reviewed with the Qorvo Board members their fiduciary duties under Delaware law. Among other topics, the Qorvo Board discussed a potential combination with Skyworks, including the need for a governance structure in any potential combination to facilitate the unlocking of synergies. The Qorvo Board instructed Mr. Bruggeworth to continue his discussions with Mr. Brace. The Qorvo Board also authorized Centerview to discuss with Qatalyst Partners any potential combination proposals Qorvo might receive from Skyworks.
Mr. Brace and Mr. Bruggeworth continued to remain in contact, each as authorized by his respective board of directors, regarding a potential transaction. Mr. Brace and Mr. Bruggeworth had discussions on May 14, 17, 18 and 19, 2025, to discuss, among other things, process and timing for evaluating a potential transaction. The CEOs also discussed the recent position in Qorvo that SBV had acquired, and Qorvo’s intention to nominate Peter Feld, Managing Member, Portfolio Manager and Head of Research of SBV, to its board at its upcoming annual meeting as a result.

On May 23, 2025, the Skyworks Board held a meeting with members of management and representatives of each of Qatalyst Partners and Skadden, at which, among other things, the Skyworks Board reviewed an updated financial plan, which the Skyworks Board determined would form a reasonable basis to formulate a combination proposal to Qorvo. The Skyworks Board discussed with representatives of Qatalyst Partners certain financial aspects of a potential transaction with Qorvo, and discussed a preliminary transaction proposal that management recommended be submitted to Qorvo. The Skyworks Board also discussed the significant synergies that it expected could result from such a transaction, and the potential value creation for Skyworks stockholders, and, after discussion, the Skyworks Board determined to authorize management to submit the proposal to Qorvo based upon the terms outlined and presented in the meeting.
On May 24, 2025, Mr. Brace, on behalf of the Skyworks Board, delivered Skyworks’ initial proposal for a combination transaction to Mr. Bruggeworth in the form of a preliminary, non-binding indication of interest (the “May 24 Proposal”), which conveyed Skyworks’ view of the strategic and financial rationale for a transaction, including the potential for meaningful synergies and material value creation for each company’s stockholders. The May 24 Proposal provided for a transaction pursuant to which Qorvo stockholders would receive 1.175 shares of Skyworks common stock for each share of Qorvo common stock, which represented an approximately 9% premium to the exchange ratio implied by the values of both companies’ stock, calculated using closing prices on May 23, 2025. Prior to delivering the May 24 Proposal, Mr. Brace contacted Mr. Bruggeworth on such date to preview the terms that the Skyworks Board was proposing.
On May 25, 2025, at the direction of the Qorvo Board at its last board meeting, representatives of Centerview contacted representatives of Qatalyst Partners to discuss the May 24 Proposal. The representatives of Centerview noted that the May 24 Proposal contained no proposal as to governance of the combined company.
On May 26, 2025, Mr. Bruggeworth contacted Mr. Brace to discuss the May 24 Proposal. Mr. Bruggeworth similarly inquired about the lack of governance-related terms in the May 24 Proposal, noting, in particular, that there was no mention of the combined company headquarters, name, board composition or designation of the chief executive officer. Mr. Bruggeworth also conveyed his view that the approximately 9% premium implied by Skyworks’ proposal would likely not be acceptable to the Qorvo Board for a transaction not structured as a merger of equals, and that a governance structure reflecting the significant percentage of stock in the combined company held by each company’s stockholders would be an important component in such a transaction.
On May 27, 2025, the Skyworks Board held a meeting with members of management and representatives of each of Qatalyst Partners and Skadden, at which, among other things, the directors discussed Mr. Brace’s conversation with Mr. Bruggeworth, and the recent conversation between representatives of Qatalyst Partners and Centerview. The Skyworks Board again discussed the potential formation of a transaction committee to provide additional, active oversight of the potential transaction.
On May 28, 2025, the Qorvo Board held a meeting to discuss the May 24 Proposal. Representatives of each of Qorvo senior management, Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. The representatives of Centerview discussed Centerview’s preliminary financial analysis of the May 24 Proposal. A representative of Davis Polk reviewed with the Qorvo Board members their fiduciary duties under Delaware law. The Qorvo Board discussed the May 24 Proposal, including with respect to governance of the combined company, on which the May 24 Proposal was silent. The Qorvo Board directed management and the advisors present to continue discussions with Skyworks and its representatives.
On May 29, 2025, Mr. Brace and Mr. Bruggeworth again discussed the May 24 Proposal. Mr. Bruggeworth conveyed the Qorvo Board’s position that it could not respond to the proposed exchange ratio without understanding Skyworks’ proposal on governance-related matters, and proposed that the two meet in person to discuss such points. Representatives of Qatalyst Partners later conveyed to representatives of Centerview that the Skyworks Board expected Qorvo to provide a responsive proposal on the exchange ratio before such a meeting would take place.
On May 30, 2025, the Skyworks Board held a meeting with members of management and representatives of each of Qatalyst Partners and Skadden, to discuss the current status of discussions with Qorvo. At such meeting, the Skyworks Board formally approved the formation of a transaction committee (the “Transaction

Committee”), consisting of directors Robert Schriesheim, Maryann Turcke and Kevin Beebe, with Mr. Schriesheim acting as chairman. The decision to form the Transaction Committee was not the result of any actual or potential conflict of interest of any member of the Skyworks Board with respect to a potential transaction with Qorvo.
On May 31, 2025, representatives of each of Centerview and Qatalyst Partners discussed the Qorvo Board’s current thinking with respect to a responsive proposal. As part of this discussion, the representatives of Centerview conveyed the Qorvo Board’s request that the parties prepare to exchange certain high-level financial forecasts, which the representatives of each of Centerview and Qatalyst Partners further discussed on June 2, 2025.
On June 3, 2025, Skyworks and Qorvo exchanged such limited financial forecasts through FY 2027 (which forecasts were subsequently updated and revised, as described below).
On June 4, 2025, representatives of each of Skyworks, including Mr. Brace and Mr. Schriesheim (who had been appointed interim Chief Financial Officer of Skyworks on May 29, 2025), Qorvo, including Mr. Bruggeworth and Mr. Brown, Qatalyst Partners and Centerview held a meeting to discuss each party’s financial forecasts, including the key assumptions underlying each forecast.
On June 5, 2025, Mr. Brace and Mr. Bruggeworth spoke again about the Qorvo Board’s desire to understand the proposed governance structure of a combined company.
On June 6, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden. Among other things, the Transaction Committee discussed the review of each party’s financial forecasts and the key assumptions underlying such forecasts, as well as how to consider Qorvo’s model as a result of such assumptions when determining pricing terms for a transaction and the Qorvo Board’s focus on governance matters in considering the May 24 Proposal. The Transaction Committee discussed that it would want to see a response from Qorvo on the exchange ratio that had been proposed before proposing governance-related terms. The Transaction Committee also noted its consensus view that Mr. Brace would be CEO of the combined company and discussed possible approaches to board representation. The same day, Mr. Brace and Mr. Bruggeworth discussed next steps, as well as the Skyworks Board’s focus on the strategic rationale for a transaction and the significant synergies that it believed could be achieved by such a combination.
On June 8, 2025, at the direction of the Qorvo Board, representatives of Centerview contacted representatives of Qatalyst Partners to discuss, among other things, next steps for setting up a discussion between each party’s board of directors regarding a potential transaction, and certain preliminary financial analyses in respect of the May 24 Proposal.
Also on June 8, 2025, the Qorvo Board held a meeting. Representatives of each of Qorvo senior management, Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. At the meeting, representatives of Centerview discussed Centerview’s preliminary financial analysis of the May 24 Proposal. A representative of Davis Polk reviewed with the Qorvo Board members their fiduciary duties under Delaware law. The Qorvo Board discussed a counterproposal to the May 24 Proposal, and authorized Mr. Bruggeworth to send such counterproposal to Mr. Brace.
On June 9, 2025, Mr. Bruggeworth called Mr. Brace to preview, and thereafter delivered on behalf of the Qorvo Board, Qorvo’s counterproposal for a combination transaction to Mr. Brace, in the form of a non-binding indication of interest (the “June 9 Counterproposal”). The June 9 Counterproposal contemplated (i) the formation of an ad hoc working group, comprised of three directors from each of Qorvo and Skyworks, to select either Mr. Brace or Mr. Bruggeworth to continue as the chief executive officer of the combined company, with the company whose chief executive officer was not selected having the right to designate the chairman or executive chairman of the combined company, (ii) that Mr. Brace and Mr. Bruggeworth would work together to select the best candidates for other executive roles of the combined company, and (iii) that the combined company’s board of directors would be comprised of representatives from both Skyworks and Qorvo, with the exact size and split to be agreed between the parties prior to announcement. The June 9 Counterproposal also provided for an exchange ratio of 1.337 shares of Skyworks common stock for each share of Qorvo common stock, which represented an approximately 22% premium to the exchange ratio implied by the values of both companies’ stock calculated using closing prices on June 6, 2025. In response, Mr. Brace communicated to Mr. Bruggeworth that the Skyworks Board’s expectation was that Mr. Brace would continue as the chief executive officer of the combined company.
On June 10, 2025, at the direction of the Qorvo Board, representatives of Centerview contacted representatives of Qatalyst Partners to clarify that Qorvo was likely willing to consider alternative formulations of the ad hoc working group proposed in the June 9 Counterproposal.
On June 11, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden. Among other things, the Transaction Committee discussed the June 9 Counterproposal in detail, and requested additional analysis from advisors to aid its consideration of the terms therein.
On June 13, 2025, the Transaction Committee held another meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden, at which it discussed certain financial aspects of a potential transaction, including a preliminary, indicative analysis of Skyworks’ standalone valuation compared to that of a combined company, and the importance of an effective governance structure for the combined company in order to achieve the synergy opportunities it felt could be created by a transaction, and agreed on the counter-proposal that Mr. Brace would deliver to Qorvo.
On June 16, 2025, Mr. Brace, on behalf of the Skyworks Board, delivered a revised proposal to Mr. Bruggeworth in the form of a non-binding indication of interest (the “June 16 Proposal”). The June 16 Proposal reflected (i) an exchange ratio of 1.210 shares of Skyworks common stock for each share of Qorvo common stock, which represented an approximately 9% premium to the exchange ratio implied by the values of both companies’ stock calculated using closing prices on June 13, 2025, (ii) Mr. Brace as the combined company’s chief executive officer, (iii) the combined company’s chairman being selected by the combined company’s board of directors, (iv) a combined company board of directors comprised of 10 members, with Skyworks appointing six (one of whom would be the Skyworks chief executive officer) and Qorvo appointing four, and (v) Mr. Brace, as the combined company’s chief executive officer, selecting the other members of management, in consultation with Mr. Bruggeworth prior to closing. Mr. Brace also spoke to Mr. Bruggeworth that day regarding the June 16 Proposal, as well as the Qorvo Board’s decision to nominate Mr. Feld to the Qorvo Board. Mr. Bruggeworth conveyed that he did not expect the Qorvo Board to accept the terms presented in the June 16 Proposal.
On June 17, 2025, at the direction of the Qorvo Board, representatives of each of Centerview and Qatalyst Partners discussed the June 16 Proposal, including the premium implied by the exchange ratio and each party’s view of the governance terms contained therein.
On June 18, 2025, a representative of another semiconductor company (“Party 1”) contacted Mr. Bruggeworth and suggested they discuss potential strategic options.
On June 19, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden, at which the Transaction Committee discussed the recent communications between the parties and their advisors. The Transaction Committee also discussed the importance of a clear line of authority within the combined company in order to achieve the synergies that would ultimately drive value for Skyworks stockholders, and discussed various governance structures that would not impinge on those goals. The Transaction Committee also heard a presentation from Skadden on key legal, financial and operational considerations in respect of a potential transaction.
On June 22, 2025, the Qorvo Board held a meeting. Representatives of each of Qorvo senior management, Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. At this meeting, representatives of Centerview discussed Centerview’s preliminary financial analysis of the June 16 Proposal. The Qorvo Board discussed the June 16 Proposal, including, among other things, the governance of the combined company. The Qorvo Board then authorized Mr. Bruggeworth to deliver a request to Mr. Brace that representatives from each of the Qorvo Board and the Skyworks Board meet in person to discuss the June 16 Proposal, including the governance of the combined company. Mr. Bruggeworth also noted for the Qorvo Board the inbound request by Party 1, which the Qorvo Board also discussed.

On June 23, 2025, Mr. Bruggeworth, at the direction of the Qorvo Board, contacted Mr. Brace to deliver the request for an in-person meeting, which was followed shortly thereafter by a written letter from Mr. Bruggeworth to Mr. Brace requesting that Mr. Brace, together with members of the Skyworks Board, meet in-person with the Qorvo Board to share Mr. Brace’s vision for a combined company and future value creation, in order to inform the Qorvo Board’s next counterproposal. Mr. Bruggeworth and Mr. Brace spoke that day about the importance of synergy realization in creating value for each company’s stockholders, and the Qorvo Board’s focus on the combined company leadership that would drive such value creation. The same day, representatives of each of Qatalyst Partners and Centerview spoke about the meeting requested in Qorvo’s June 23, 2025, correspondence, and the representatives of Centerview conveyed that the Qorvo Board’s primary focus was to maximize stockholder value by effectively obtaining synergies through an appropriate governance structure, including the role of chief executive officer.
Later on June 23, 2025, a representative of Party 1 and Mr. Bruggeworth spoke by phone and agreed to meet in person.
On June 25, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden, at which it discussed Qorvo’s June 23 correspondence and determined that the proposed meeting should go forward in order to progress the parties’ negotiations, emphasize the Skyworks Board’s view that Mr. Brace should act as the combined company’s chief executive officer, and foster an open line of communication between the two parties’ boards of directors. On each of June 25, June 27 and July 1, 2025, representatives of each of Centerview and Qatalyst Partners discussed structure and goals for the upcoming meeting.
In June 2025, Skyworks began engaging with FTI Consulting as potential advisors with respect to synergy due diligence and synergy analysis in connection with the potential transaction with Qorvo.
In June 2025, Skyworks engaged Qatalyst Partners to provide financial advisory services to Skyworks in connection with certain strategic matters, including with respect to a potential transaction with Qorvo. Skyworks selected Qatalyst Partners to act as Skyworks’ financial advisor based on Qatalyst Partners’ qualifications, expertise, reputation and knowledge of the business and affairs of Skyworks and the industry in which it operates.
On July 2, 2025, representatives of the Skyworks Board (Mr. Brace, Mr. Schriesheim, Christine King and Mr. Beebe) and representatives of the Qorvo Board (Wally Rhines, Richard Clemmer, John Harding and Alan Lowe) met in person in Dallas, Texas, in order for the Qorvo Board to become familiar with Mr. Brace and his background, and to discuss his vision for the combined company and the integration of the two companies (the “July 2 Meeting”). The parties discussed the unique opportunity that a combination would provide to drive stockholder value for each company, the strategic rationale for a transaction, the importance of achieving synergies in order to drive such value creation, management of integration planning, and the benefits to each party’s customers that a combination would have. The parties also discussed certain governance matters for a combined company, including the Skyworks Board’s view that Mr. Brace should act as chief executive officer of the combined company, and the Qorvo Board’s view that Mr. Bruggeworth should have a meaningful role in the combined company, given his background and experience, which the Qorvo Board believed would assist in unlocking synergies to achieve significant value for the combined company’s stockholders.
On July 3, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners, FTI Consulting and Skadden, at which the directors discussed the July 2 Meeting. That same day, representatives of each of Qatalyst Partners and Centerview discussed timing considerations for announcing a transaction in light of the parties’ upcoming earnings announcements, and each party’s takeaways from and reactions to the July 2 Meeting.
On July 4, 2025, Mr. Brace and Mr. Bruggeworth discussed the July 2 Meeting. Mr. Bruggeworth conveyed that the Qorvo Board expressed dissatisfaction with the ongoing transaction negotiations, in particular that the governance structure proposed by Skyworks did not reflect the exchange ratio that accompanied it, but that the Qorvo Board would accept Skyworks’ proposal that Mr. Brace would be the chief executive officer of the combined company. Mr. Bruggeworth also conveyed that his focus was on how best to achieve the synergies both parties believed were possible and to ensure successful integration of the two companies. The same day, at the direction of the Qorvo Board, representatives of Centerview conveyed to representatives of Qatalyst Partners the Qorvo Board’s desire for Mr. Bruggeworth to have a meaningful role with the combined company in order to maximize the combined company’s opportunity to realize synergies and create value for stockholders, and the representatives of Qatalyst Partners conveyed to representatives of Centerview the Skyworks Board’s strong desire to avoid any ambiguity in leadership structure.
On July 5, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden. Among other things, the Transaction Committee discussed the July 2 Meeting, the recent conversations between Mr. Brace and Mr. Bruggeworth, and the recent conversations between representatives of each of Qatalyst Partners and Centerview. The same day, Mr. Brace, at the direction of the Transaction Committee, contacted Mr. Bruggeworth proposing that Mr. Bruggeworth join the combined company board to lead an integration committee of the board to drive the combined company’s achievement of synergies. Also on July 5, 2025, Ms. King and Dr. Rhines discussed Mr. Bruggeworth’s role in the combined company further, and Dr. Rhines again emphasized the Qorvo Board’s focus on this point as a means to facilitate unlocking synergies and driving stockholder value and their belief that there was a disconnect between the governance structure and exchange ratio proposed by the Skyworks Board, and the two reiterated the strong strategic rationale for a transaction.
On July 6, 2025, the Qorvo Board held a meeting. Representatives of each of Qorvo senior management, Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. The Qorvo Board discussed the July 2 Meeting. The representatives of Centerview discussed Centerview’s preliminary financial analysis of the June 16 Proposal. After discussion, the Qorvo Board authorized Mr. Bruggeworth to deliver the July 7 Counterproposal to Mr. Brace.
On July 7, 2025, Mr. Bruggeworth, on behalf of the Qorvo Board, delivered a revised counterproposal to Mr. Brace in the form of a non-binding indication of interest (the “July 7 Counterproposal”). The July 7 Counterproposal contemplated (i) an exchange ratio of 1.284 shares of Skyworks common stock for each share of Qorvo common stock, which represented an approximately 14% premium to the exchange ratio implied by the values of both companies’ stock calculated using closing prices on July 3, 2025, (ii) Mr. Brace as the combined company’s chief executive officer, (iii) Mr. Bruggeworth as the executive chairman of the combined company, to work with Mr. Brace to drive synergy planning and execution of integration for two years post-closing, (iv) a combined company board of ten members, with each party designating five directors (in each case, including such company’s current chief executive officer), (v) the two chief executive officers working together to select additional executive roles prior to closing, with Mr. Brace making the final determination, and (vi) a new name for the combined company. The July 7 Counterproposal also invited the Skyworks Board to submit a proposal with a higher premium in line with the governance structure the Skyworks Board had previously proposed, if the Skyworks Board determined to pursue a structure other than a merger of equals. The same day, Mr. Bruggeworth and Mr. Brace also discussed the July 7 Counterproposal, with Mr. Bruggeworth emphasizing the need to align, in the Qorvo Board’s view, the governance structure with the exchange ratio.
On July 7, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden, at which it discussed the July 7 Counterproposal and whether or not, as a result thereof, to continue negotiating a potential transaction, as well as potential counterproposals.
On July 8, 2025, the Transaction Committee met again with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden, and discussed, among other  things, the strategic rationale for the transaction and next steps. Later that day, Mr. Brace contacted Mr. Bruggeworth and conveyed that the Skyworks Board viewed the parties as being at an impasse. Mr. Brace and Mr. Bruggeworth discussed options for the governance structure for a combined company. The same day, representatives of each of Centerview and Qatalyst Partners spoke, at which time the representatives of Centerview conveyed that the Qorvo Board was losing interest in pursuing a transaction at such time in light of the difficulties the parties were having agreeing on the appropriate governance structure, and representatives of Qatalyst Partners conveyed the same message that Mr. Brace conveyed to Mr. Bruggeworth.

On July 9, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden, at which it discussed the Skyworks Board’s counterproposal proposed to be delivered to Qorvo. Later that day, Mr. Brace, on behalf of the Skyworks Board, delivered a revised counterproposal to Mr. Bruggeworth in the form of a non-binding indication of interest (the “July 9 Proposal”), which provided for (i) an exchange ratio of 1.247 shares of Skyworks common stock for each share of Qorvo common stock, which represented an approximately 10% premium to the exchange ratio implied by the values of both companies’ stock calculated using closing prices on July 8, 2025, (ii) Mr. Brace as the combined company’s chief executive officer, (iii) Mr. Bruggeworth as non-executive chairman of the combined company, (iv) Skyworks selecting the lead independent director, (v) a combined company board of ten directors, with Qorvo appointing four directors and Skyworks appointing six directors (including, in each case, such party’s current chief executive officer), (vi) no changes to the parties’ selection of other executive roles, and (vii) no change to Skyworks’ name, but a new ticker symbol reflecting the combination of the companies. Mr. Brace and Mr. Bruggeworth spoke that day to discuss the July 9 Proposal, and Mr. Bruggeworth conveyed that he believed the 6-4 board split would be difficult for the Qorvo Board to accept and discussed the possibility, to assist in unlocking synergies, of maintaining his position on the combined company board for some period of time post-closing.
On July 10, 2025, the Transaction Committee determined that Mr. Brace should convey to Mr. Bruggeworth that the Skyworks Board could agree to memorialize in the definitive agreement the board’s intent to re-appoint Mr. Bruggeworth as non-executive chairman following the first annual stockholders’ meeting post-closing. Mr. Brace conveyed that to Mr. Bruggeworth later that day. Mr. Bruggeworth and Mr. Brace also discussed the importance of structuring the combined company leadership to achieve the anticipated synergies in order to maximize stockholder value.
Later on July 10, 2025, Mr. Brace, on behalf of the Skyworks Board, delivered a revised counterproposal to Mr. Bruggeworth reflecting the board’s intent to re-appoint Mr. Bruggeworth.
Later that day, Dr. Rhines reached out to Ms. King and conveyed the Qorvo Board’s position that the combined company board should be comprised of an equal number of directors appointed by each party as the appropriate governance structure to reflect the proposed exchange ratio, which Ms. King responded would not be acceptable to the Skyworks Board. They further discussed the specifics of Mr. Bruggeworth’s proposed role with the shared goal of ensuring the combined company would have a governance structure in place that would best position it to achieve the contemplated synergies.
Also on July 10, 2025, the Qorvo Board held a meeting. Representatives of each of Qorvo senior management, Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. At the meeting, representatives of Centerview discussed a preliminary financial analysis of the July 9 Proposal. The Qorvo Board discussed the July 9 Proposal. The Qorvo Board then authorized Mr. Bruggeworth to deliver the July 10 Counterproposal to Mr. Brace.
Later on July 10, 2025, Mr. Bruggeworth, on behalf of the Qorvo Board, delivered a revised counterproposal to Mr. Brace in the form of a non-binding indication of interest (the “July 10 Counterproposal”). The July 10 Counterproposal provided for (i) 1.265 shares of Skyworks common stock for each share of Qorvo common stock, which represented an approximately 9% premium to the exchange ratio implied by the values of both companies calculated using closing prices on July 9, 2025, (ii) Mr. Brace as chief executive officer of the combined company, (iii) Mr. Bruggeworth as chairman of the board with a minimum 2-year term, (iv) the lead independent director being one of Skyworks’ designees, (v) a combined company board of ten directors, with Qorvo appointing four directors, Skyworks appointing five directors, and a mutually selected independent director (with each side’s chief executive officer being included in their respective appointees to the combined company board), (vi) Mr. Brown, Qorvo’s current chief financial officer, as the chief financial officer of the combined company, and (vii) no change to the parties’ selection of (a) other executive roles or (b) the combined company name and ticker symbol. Mr. Brace communicated to Mr. Bruggeworth that he thought the Skyworks Board might cease negotiations as a result of the terms proposed in the July 10 Counterproposal.
In July 2025, Skyworks began engaging with KPMG LLP to conduct tax and accounting due diligence of Qorvo in connection with the potential transaction.

On July 11, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden, at which it discussed the July 10 Counterproposal, as well as the directors’ collective view that although a strategic transaction with Qorvo presented a unique opportunity for Skyworks, the Qorvo Board’s most recent proposal was unacceptable and that Skyworks had other meaningful opportunities for growth and success in maximizing shareholder value if the parties could not reach agreement on high level terms of a transaction in the coming days. The directors also discussed their perceived disconnect between the Qorvo Board’s proposals on the governance structure and exchange ratio. The Transaction Committee determined to take additional time to consider how to respond to the July 10 Counterproposal. Later that day, representatives of Qatalyst Partners conveyed to representatives of Centerview that the Skyworks Board was unlikely to proceed with a transaction at that time, and the representatives of Centerview conveyed the Qorvo Board’s belief that its proposed terms provided a meaningful opportunity for the combined company to achieve synergies.
On July 13, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners and Skadden, at which it discussed various options for responding to the July 10 Counterproposal, including whether to cease negotiations at such time. The directors discussed their confidence in Skyworks’ ability to achieve significant value for stockholders absent a transaction with Qorvo, but that a transaction nonetheless carried significant strategic rationale and an opportunity to provide significant value to stockholders, and the Transaction Committee determined to submit a “best and final” proposal to Qorvo. The same day, Mr. Brace, on behalf of the Skyworks Board, delivered a revised counterproposal to Mr. Bruggeworth (the “July 13 Proposal”), which provided for (i) an exchange ratio of 1.265 shares of Skyworks common stock for each share of Qorvo common stock, which represented an approximately 8% premium to the exchange ratio implied by the values of both companies’ stock calculated using closing prices on July 11, 2025, (ii) Mr. Brace as the combined company CEO, (iii) Mr. Bruggeworth as the chairman of the combined company board, and the definitive agreement reflecting the Skyworks Board’s intent to reappoint him as chairman following the first annual meeting of stockholders post-closing, (iv) Skyworks designating the lead independent director, (v) a combined company board of nine directors, with Qorvo appointing four and Skyworks appointing five members (in each case including each company’s chief executive officer), (vi) Mr. Brace and Mr. Bruggeworth working together to select other executive roles, with Mr. Brace ultimately making the final decision, and (vii) a new ticker symbol reflecting both companies. That day, Mr. Brace and Mr. Bruggeworth discussed the July 13 Proposal, and Mr. Bruggeworth conveyed concern over the proposed governance structure in light of the proposed exchange ratio. Mr. Bruggeworth also authorized Centerview to convey a similar message to Skyworks and its representatives.
On July 15, 2025, the Qorvo Board held a meeting. Representatives of each of Qorvo senior management, Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. Representatives of Centerview discussed Centerview’s preliminary financial analysis of the July 13 Proposal. The Qorvo Board discussed the July 13 Proposal, including, among other things, that Skyworks characterized the July 13 Proposal as “best and final”. After discussion, the Qorvo Board instructed Mr. Bruggeworth to contact Mr. Brace to discuss the July 13 Proposal.
Later on July 15, 2025, representatives of Party 1, Mr. Bruggeworth and Mr. Brown met in person and discussed a potential business combination between Party 1 and Qorvo. Shortly thereafter, Mr. Bruggeworth briefed the Qorvo Board on the discussion topics at such meeting.
On July 16, 2025, Mr. Bruggeworth contacted Mr. Brace and expressed again that the proposed governance structure did not reflect the proposed exchange ratio in the July 13 Proposal. In light of the fact that both parties’ earnings releases were approaching and Qorvo’s desire to focus on its earnings release, and in light of the upcoming Qorvo annual stockholder meeting, Mr. Bruggeworth stated that the Qorvo Board was of the view that it may be best to postpone discussions, but that the Qorvo Board remained interested in pursuing a transaction between the parties. Representatives of Centerview also contacted representatives of Qatalyst Partners and conveyed the same message that Mr. Bruggeworth conveyed to Mr. Brace.
On July 18, 2025, in light of the parties’ failure to reach agreement on the key terms under negotiation, representatives of Skyworks delivered a return or destroy notice under the Confidentiality Agreement to representatives of Qorvo, terminating the parties’ discussions regarding a potential transaction.

On July 21, 2025, Qorvo and Party 1 signed a confidentiality agreement. The confidentiality agreement with Party 1 did not contain any “standstill” provision.
On August 13, 2025, Qorvo held its annual stockholder meeting.
On August 14, 2025, the Qorvo Board held a regularly scheduled board meeting in person in Dallas, Texas, which was also attended by representatives of Qorvo senior management. Representatives of each of Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. The representatives of Centerview discussed Centerview’s preliminary financial analyses of a potential combination with Skyworks, a potential combination with Party 1, and other potential strategic alternatives available to Qorvo. A representative of Davis Polk reviewed with the Qorvo Board its fiduciary duties under Delaware law. The Qorvo Board also discussed where the discussions had ended with Skyworks as well as the present status of the discussions with Party 1. The Qorvo Board discussed openness to receiving a revised proposal from Skyworks that included consideration consisting of cash and stock of Skyworks, that would allow Qorvo stockholders to obtain a higher premium and more certainty in value than an all-stock transaction and, therefore, allow the Qorvo Board to move away from certain of its positions on governance matters, and instructed representatives of each of Qorvo senior management, Centerview and Davis Polk of this view.
On August 16, 2025, at the direction of the Qorvo Board, Mr. Bruggeworth contacted Mr. Brace to inform him that an undisclosed third party, Party 1, had approached Qorvo regarding a potential business combination between Party 1 and Qorvo.
On August 17, 2025, at the direction of the Qorvo Board, representatives of Centerview contacted representatives of Qatalyst Partners to convey the same, as well as the Qorvo Board’s belief in the potential of a combination with Skyworks. The representatives of Centerview conveyed that the Qorvo Board would like the Skyworks Board to consider making a proposal for a transaction with a mix of cash and stock consideration, and a higher premium than that implied by the terms of the July 13 Proposal, which higher premium would also be consistent with what the Qorvo Board expected to be a more acceptable governance structure to the Skyworks Board.
On August 18 and 28, 2025, Mr. Bruggeworth spoke with a representative of Party 1 regarding a potential combination.
Later in August 2025, Skyworks began engaging with Goldman Sachs to act as co-financial advisor in connection with a potential cash and stock transaction with Qorvo, and to advise with respect to potential debt financing in connection with such a transaction. Skyworks selected Goldman Sachs to act as Skyworks’ co-financial advisor based on Goldman Sachs’ qualifications, expertise, reputation and knowledge of the business and affairs of Skyworks and the industry in which it operates.
On September 2, 2025, the Skyworks Board held a meeting with management and representatives of each of Qatalyst Partners and Skadden. Among other things, the Skyworks Board discussed the latest outreach from Qorvo and discussed what next steps, if any, to take in response. The Skyworks Board discussed the merits of a combination transaction with Qorvo, including the significant value creation opportunities it provided for Skyworks stockholders, as well as the alternative opportunities available to Skyworks, including maintaining the status quo, should the Skyworks Board determine not to reengage with Qorvo.
On or around September 8, 2025, Mr. Schriesheim and Mr. Feld discussed the possibility of reengaging in negotiations for a potential transaction, and Mr. Feld’s view that a transaction with Skyworks presented the best opportunity to create value for Qorvo stockholders.
On September 12, 2025, a representative of Party 1 sent a proposal letter to Mr. Bruggeworth for a potential business combination between Party 1 and Qorvo (the “Party 1 Proposal”). Mr. Bruggeworth promptly informed the Qorvo Board of the Party 1 Proposal.
On September 15, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners, Goldman Sachs and Skadden to discuss whether to re-engage with Qorvo in respect of a potential transaction. The Transaction Committee discussed, among other things, the strong rationale for a combination transaction, the Qorvo Board’s request for a mix of cash and stock consideration, for which Skyworks would obtain debt financing, as well as a higher premium, and the best next steps in light of the Transaction Committee’s principal goal of creating value for Skyworks stockholders.
Later on September 15, 2025, as directed by the Qorvo Board, representatives of Centerview spoke with representatives of Qatalyst Partners to discuss the Qorvo Board’s belief, notwithstanding the ongoing discussions with Party 1, in the potential of a transaction with Skyworks, and that the new proposed transaction structure, by allowing Qorvo stockholders to obtain a higher premium and the certainty of value from receiving a portion of their consideration in cash, would allow the Qorvo Board to revisit certain of its positions, including those related to governance matters.
On September 16, 2025, at the direction of the Qorvo Board, representatives of Centerview held a meeting with the financial advisors to Party 1 to discuss a potential combination between Qorvo and Party 1, and the representatives of Centerview suggested that Party 1 revise the Party 1 Proposal.
On September 17, 2025, the Qorvo Board held a meeting, which was also attended by representatives of Qorvo senior management. Representatives of each of Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. The Qorvo Board discussed the potential combination with Skyworks, discussions for which had ended without an agreement. The Qorvo Board continued to discuss openness to receiving a revised proposal from Skyworks that included consideration consisting of cash and stock of Skyworks, with such consideration representing a meaningful premium and authorized Centerview to convey such openness to Skyworks and its representatives. The Qorvo Board also discussed the Party 1 Proposal and a potential response by Qorvo to the Party 1 Proposal and authorized Mr. Bruggeworth to seek a revised proposal from Party 1.
On September 19, 2025, representatives of each of Centerview and Qatalyst Partners spoke. Among other things, representatives of each of Centerview and Qatalyst Partners discussed each party’s view of the strategic merits of a combination between Qorvo and Skyworks, and the Qorvo Board’s openness to receiving a revised proposal from Skyworks that included consideration consisting of cash and stock of Skyworks, with such consideration representing a meaningful premium.
On September 22, 2025, Mr. Bruggeworth spoke with a representative of Party 1 by phone. The representative of Party 1 requested that Mr. Bruggeworth provide feedback on the Party 1 Proposal. Mr. Bruggeworth responded that he would take the request to the Qorvo Board.
On September 22, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners, Goldman Sachs and Skadden, at which it discussed whether, and on what terms, to submit a revised proposal to the Qorvo Board. The Transaction Committee, believing that a transaction with Qorvo would be in the best interests of Skyworks’ stockholders and had the potential to deliver significant value to Skyworks’ stockholders, determined to seek approval from the Skyworks Board to submit a revised transaction proposal to the Qorvo Board.
On September 26, 2025, the Skyworks Board held a meeting with management and representatives of each of Qatalyst Partners, Goldman Sachs and Skadden. The Skyworks Board discussed the Transaction Committee’s recommendation that Skyworks reengage in negotiations with Qorvo for a potential transaction, and the key terms on which the Transaction Committee proposed to do so, as well as the implication to Skyworks stockholders and the strong rationale for the transaction, including significant value creation opportunity for Skyworks stockholders and benefits to Skyworks customers, and the Skyworks Board’s conviction that it was not influenced by the ongoing discussions between Qorvo and Party 1. The Skyworks Board agreed that Mr. Brace should deliver a revised proposal on the terms reviewed by the Skyworks Board at such meeting.
On September 28, 2025, at the direction of the Skyworks Board, Mr. Schriesheim contacted Mr. Feld to discuss the Skyworks Board’s proposal that would be delivered that day. Mr. Schriesheim conveyed the Skyworks Board’s conviction of the strategic merits and benefits to both companies’ stockholders and the potential to deliver significant value to their respective stockholders and customers. Mr. Schriesheim also conveyed the Skyworks Board’s view that it would not engage in a protracted negotiation process or act as a “stalking horse” with respect to Qorvo’s ongoing discussions with Party 1. They also discussed their shared conviction that a deal was possible at this time, as well as the mutual desire to move quickly.

Also on September 28, 2025, Mr. Brace, on behalf of the Skyworks Board, delivered a revised proposal to Mr. Bruggeworth in the form of a non-binding indication of interest (the “September 28 Proposal”). The September 28 Proposal provided for (i) $30 in cash and 0.940 shares of Skyworks common stock for each share of Qorvo common stock, which implied a price per share of approximately $105 based on Skyworks’ closing price on September 26, 2025, and a 13% premium to Qorvo’s closing price on September 26, 2025, (ii) no financing contingency, (iii) Mr. Brace as the combined company’s chief executive officer, (iv) the combined company’s board selecting the chairman, and (v) a combined company board of 11 members, with Skyworks appointing nine members (inclusive of the chief executive officer) and Qorvo appointing two members reasonably acceptable to Skyworks. Mr. Brace also called Mr. Bruggeworth that day to deliver the proposal, and the two discussed their shared conviction that any debt financing allow the combined company to maintain investment grade rating. Representatives of Qatalyst Partners also contacted representatives of Centerview that day to discuss the September 28 Proposal. On that call, the representatives of Centerview communicated that, based on prior discussion with the Qorvo Board, the Qorvo Board would likely expect a higher price in order to reach agreement.
On September 30, 2025, the Qorvo Board held a meeting, which was also attended by representatives of Qorvo senior management. Representatives of each of Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. The representatives of Centerview discussed Centerview’s preliminary financial analysis of the September 28 Proposal. The Qorvo Board discussed the September 28 Proposal. After discussion, the Qorvo Board authorized Mr. Bruggeworth to deliver the September 30 Counterproposal to Skyworks. The Qorvo Board also discussed the Party 1 Proposal, including, among other things, the reluctance of Party 1 to make a revised proposal and Party 1’s insistence on specific feedback on its proposal. The Qorvo Board authorized Mr. Bruggeworth to continue to seek a revised proposal from Party 1.
Later on September 30, 2025, Mr. Bruggeworth, on behalf of the Qorvo Board, delivered a counterproposal to Mr. Brace in the form of a non-binding indication of interest (the “September 30 Counterproposal”). The September 30 Counterproposal provided for (i) $30 in cash and 1.044 shares of Skyworks common stock for each share of Qorvo common stock, with a note that the Qorvo Board was open to the incremental consideration being in the form of stock, cash or a combination thereof, which implied a price per share of approximately $110 based on Skyworks’ closing price on September 29, 2025, and an approximately 22% premium to Qorvo’s closing price on September 29, 2025, (ii) a combined company board of 11 members, with Skyworks appointing eight members (inclusive of the chief executive officer) and Qorvo appointing three members reasonably acceptable to Skyworks, and (iii) the parties mutually agreeing to and sharing the cost of a retention plan for key Qorvo employees. The September 30 Counterproposal otherwise agreed with the terms presented in the September 28 Proposal, and indicated a desire to announce a transaction on or before October 28, 2025. That day, Mr. Bruggeworth contacted Mr. Brace to discuss the September 30 Counterproposal, noting that the Qorvo Board was primarily focused on the merger consideration — and, as stated in the September 30 Counterproposal, was open to receiving a different mix of cash and stock — as well as the board composition to ensure the combined company would be able to achieve anticipated synergies. Later that week, Mr. Brace and Mr. Bruggeworth also discussed the anticipated timing of certain regulatory filings, and the benefits to their customers that they expected to result from the transaction, which in turn they believed would drive stockholder value. In addition, representatives of Centerview, at the direction of the Qorvo Board, spoke with representatives of Qatalyst Partners about Qorvo’s continued discussions with Party 1 and the Qorvo Board’s belief in the potential of a combination with Skyworks. On that call, the representatives of Centerview indicated that the proposal in the September 30 Counterproposal with respect to employee retention would have Skyworks making a cash payment to Qorvo in the event a transaction was ultimately unsuccessful.
On October 1, 2025, the Transaction Committee held a meeting with management and representatives of each of Qatalyst Partners, Goldman Sachs and Skadden to discuss the September 30 Counterproposal, including with respect to the price terms proposed by the Qorvo Board and a desire to ensure employee retention for both parties. The Transaction Committee discussed the merits of a transaction with Qorvo, including value creation for Skyworks stockholders, and potential counterproposals on the terms raised in the September 30 Counterproposal, as well as whether and when to ask for exclusivity from Qorvo.
On October 2, 2025, Mr. Bruggeworth spoke with a representative of Party 1 by phone and suggested that Party 1 make a revised proposal that included a meaningful premium and a cash component. The representative of Party 1 indicated that Party 1 would not be willing to proceed on that basis and terminated discussions.

On October 3, 2025, Mr. Brace called Mr. Bruggeworth to preview, and thereafter delivered on behalf of the Skyworks Board, a revised counterproposal to Mr. Bruggeworth in the form of a non-binding indication of interest (the “October 3 Proposal”). The October 3 Proposal provided for (i) $32.50 in cash and 0.960 shares of Skyworks common stock for each share of Qorvo common stock, which implied a price per share of approximately $107 based on Skyworks’ closing price on October 2, 2025, and an approximately 17% premium to Qorvo’s closing price on October 2, 2025, (ii) no financing contingency, (iii) Mr. Brace as the combined company chief executive officer, (iv) the combined company board selecting the chairman of the board, (v) a combined company board of 11 members, with Skyworks appointing eight members (one of whom would be the chief executive officer) and Qorvo appointing three members reasonably acceptable to Skyworks, and (vi) the parties working together to agree to retention plans for key employees of both companies, with each party bearing its own costs. The October 3 Proposal also indicated an intent to endeavor to announce a transaction on or before Qorvo’s upcoming earnings announcement. That day, representatives of each of Qatalyst Partners and Centerview discussed outstanding due diligence that the parties would need to complete upon reaching agreement on key terms, and the representatives of Qatalyst Partners conveyed that the Skyworks Board expected to request exclusivity from Qorvo once such an agreement was reached.
On October 5, 2025, the Qorvo Board held a meeting, which was also attended by representatives of Qorvo senior management. Representatives of each of Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. The representatives of Centerview discussed Centerview’s preliminary financial analysis of the October 3 Proposal. A representative of Davis Polk reviewed with the Qorvo Board its fiduciary duties under Delaware law. The Qorvo Board then further discussed the October 3 Proposal. The Qorvo Board also discussed the status of the conversations with Party 1, noting in particular that Party 1 had not sent a revised proposal to Qorvo despite requests from Mr. Bruggeworth and Centerview, the Qorvo Board’s belief that Party 1 was unlikely to move forward with a transaction that would be as favorable (including from a financial point of view) to the Qorvo stockholders as compared to a transaction with Skyworks, and observing that since October 2, 2025, Party 1 had ceased to further engage with Mr. Bruggeworth or Centerview and that Party 1 had terminated discussions. After discussion, the Qorvo Board authorized management and the advisors to proceed to due diligence and negotiation of transaction agreements with Skyworks and its advisors, including on an exclusive basis.
On October 5, 2025, as authorized by the Qorvo Board, representatives of Centerview conveyed to representatives of Qatalyst Partners that the Qorvo Board had accepted the terms in the October 3 Proposal. That day, representatives of Qatalyst Partners, on behalf of the Skyworks Board, sent a draft exclusivity agreement to representatives of Centerview, requesting exclusivity from Qorvo through 11:59 p.m., Pacific Time, on November 3, 2025. Over the next day, Skyworks and Qorvo negotiated the terms of the exclusivity agreement, and on October 6, 2025, the parties entered into the exclusivity agreement, pursuant to which Qorvo agreed to exclusivity until 3:00 a.m., Pacific Time, on October 28, 2025, subject to automatic extension if the parties were still negotiating in good faith at such time, to 3:00 a.m., Pacific Time, on November 3, 2025. Also on October 6 and 7, 2025, representatives of Qatalyst Partners, on behalf of the Skyworks Board, and representatives of Centerview, on behalf of the Qorvo Board, exchanged due diligence request lists.
On October 9, 2025, representatives of each of Qorvo, Centerview and Davis Polk held a meeting to discuss mutual due diligence of the parties.
On October 10, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of Qatalyst Partners, Goldman Sachs, FTI Consulting and Skadden, at which it reviewed the draft merger agreement proposed to be shared with Qorvo. A consensus emerged to share such draft with Qorvo following review thereof by the Skyworks Board. The Transaction Committee also reviewed a draft updated financial forecast for Skyworks.
On October 11, 2025, representatives of Skadden delivered to representatives of Davis Polk initial drafts of a proposed merger agreement to be entered into by Skyworks, Qorvo, Merger Sub I and Merger Sub II and a voting and support agreement (“VSA”) to be entered into by Skyworks and SBV.
On October 13, 2025, representatives of Davis Polk sent a revised draft of the merger agreement and a revised draft of the VSA to representatives of Skadden. Thereafter, and continuing until the merger agreement was executed and delivered, the parties and their counsel negotiated the terms of the merger agreement and related disclosure schedules, reflecting discussions between the parties regarding transaction terms. From this time through the execution of the merger agreement, representatives of both Skyworks and Qorvo also met to discuss and negotiate the remaining open points in the merger agreement and other transaction materials, including discussions between Mr. Brace and Mr. Bruggeworth about, among other things, regulatory, governance and employee retention provisions. Key terms of the merger agreement negotiated by the parties included, without limitation: (i) the nature and scope of the parties’ obligations to secure necessary regulatory approvals for the transaction; (ii) circumstances under which the Qorvo Board or Skyworks Board could evaluate and accept a “superior proposal” and in which a termination fee would be payable by the terminating party to the other party; (iii) the conditions to each party’s obligations to consummate the mergers and each party’s right to terminate the merger agreement; (iv) the nature and scope of the interim operating covenants applicable to Qorvo and Skyworks during the period prior to the closing of the mergers; and (v) each of Qorvo’s and Skyworks’ representations, warranties and covenants contained in the merger agreement.
On October 13, 2025, the Skyworks Board held a meeting with management and representatives of each of Qatalyst Partners, Goldman Sachs, FTI Consulting and Skadden, to review Skyworks’ draft financial model proposed to be shared with Qorvo, and certain considerations with respect to evaluating the model expected to be received from Qorvo, as well as to discuss key ongoing workstreams in respect of the potential transaction including due diligence, financing and negotiation of the merger agreement. At the meeting, the Skyworks Board authorized and directed the model to be shared with Qorvo, which model was used by the Skyworks Board in considering the potential transaction and, at the Skyworks Board’s direction, Qatalyst Partners and Goldman Sachs in rendering their respective opinions, as described in “The Mergers — Certain Unaudited Prospective Financial Information,” “The Mergers — Opinion of Skyworks’ Financial Advisors — Opinion of Qatalyst Partners” and “The Mergers — Opinion of Skyworks’ Financial Advisors — Opinion of Goldman Sachs”.
Also on October 13, 2025, Skyworks and Qorvo executed a clean room agreement to facilitate the sharing of sensitive non-public information that would be appropriately segmented from the larger mutual due diligence process.
On October 14, 2025, Skyworks and Qorvo each opened their respective virtual data rooms to the other party to commence confirmatory due diligence. The parties, in response to due diligence requests made by each other, continued to populate their respective virtual data rooms throughout the transaction negotiation process.
Also on October 14, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, members of management and representatives of Qatalyst Partners, Goldman Sachs, FTI Consulting and Skadden, to discuss FTI Consulting’s ongoing synergy analysis and due diligence findings, as well as integration planning, employee retention matters and communications planning.
On October 15, 2025, J.K. Givens, the senior vice president and general counsel, secretary of Qorvo, delivered an updated draft of the proposed VSA to SBV’s general counsel and Mr. Feld.
On October 15, 2025, representatives of management of each of Skyworks and Qorvo, as well as representatives of each of Centerview, Goldman Sachs, Qatalyst Partners and FTI Consulting, met in person in Dallas, Texas, for a series of management meetings. The parties discussed a number of topics, including their views of potential synergies that would be created by a combination and certain plans and timing to achieve synergies post-closing, and various business, financial, accounting, manufacturing and legal due diligence matters in respect of the parties’ respective businesses. At these meetings, each of Skyworks and Qorvo exchanged updated financial projections, which, in the case of Skyworks, reflected an increase in certain customer revenue and reflected certain updated actual results as compared to Skyworks’ June forecasts, and in the case of Qorvo, reflected updated actual results as compared to Qorvo’s June forecasts as well as Qorvo management’s updated assumptions for anticipated design wins, the timing of certain growth investments and longer-term forecasts beyond FY 2027. These models were used by each of the Skyworks Board and the Qorvo Board in evaluating the potential transaction and ultimately determining to approve the same, and were used by Centerview, Qatalyst Partners and Goldman Sachs, at the direction of the Qorvo Board and the Skyworks Board, as applicable, in delivering their respective opinions, as described in “The Mergers — Certain Unaudited Prospective Financial Information,” “— Opinion of Qorvo’s Financial Advisor”

and “— Opinions of Skyworks’ Financial Advisors.” Representatives of FTI Consulting also met with representatives of both Skyworks and Qorvo to discuss matters related to its ongoing synergy analysis and due diligence.
Beginning on October 17, 2025, and continuing until the execution thereof, representatives of each of Goldman Sachs, Skyworks and Qorvo, including their respective legal counsels, also negotiated the terms of a proposed commitment letter related to the debt financing.
Throughout the weeks of October 5, 2025, October 12, 2025 and October 19, 2025, representatives of management of each of Skyworks and Qorvo, as well as representatives of each of Qatalyst Partners, Centerview, Goldman Sachs, Skadden and Davis Polk held numerous reciprocal due diligence meetings covering topics including, but not limited to, legal, human resources, financial, accounting, tax, business, operations, research and development and synergy due diligence. Throughout the negotiation of the merger agreement, Skyworks and Qorvo continued to respond to due diligence questions from each other and their respective representatives.
On October 17 and 21, 2025, representatives of Qorvo management and representatives of FTI Consulting, at times with representatives of Skyworks management, met to discuss various matters related to FTI Consulting’s ongoing synergy due diligence and analysis.
On October 17, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of Skadden to discuss Skyworks’ proposed employee retention plan, at which the Transaction Committee directed management to continue negotiating the proposed terms with Qorvo, as well as certain due diligence findings.
On October 19, 2025, the Qorvo Board held a meeting, which was also attended by representatives of Qorvo senior management. Representatives of each of Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. Mr. Brown reviewed with the Qorvo Board the long range plan of Qorvo, including the projections, underlying assumptions and risks therein. The representatives of Centerview discussed Centerview’s financial analysis of the October 3 Proposal, and also discussed the long range plan of Skyworks, including the projections therein. A representative of Davis Polk reviewed with the Qorvo Board its fiduciary duties under Delaware law, as well as a current summary of the material terms of the proposed merger agreement and the proposed VSA. The Qorvo Board approved the Qorvo long range plan for use by Centerview in its fairness analysis, approved the use by Centerview of the Skyworks long range plan for use by Centerview in its fairness analysis, and authorized Qorvo management and the advisers to continue to make progress on finalizing the transaction agreements for a proposed combination with Skyworks.
On October 20, 2025, the Transaction Committee met with other members of the Skyworks Board, members of management and representatives of each of Qatalyst Partners, Goldman Sachs, FTI Consulting and Skadden, to discuss FTI Consulting’s ongoing synergy analysis and due diligence findings, as well as key considerations to ensure successful integration of the two companies, and to review a draft of the preliminary pro forma financial model for the combined company and discuss various employee retention matters. The Transaction Committee also reviewed certain draft financial analyses of Skyworks on a standalone basis as compared to pro forma analyses of the combined company. The Transaction Committee also discussed key open negotiation points in the draft merger agreement, as well as the disclosure schedules and certain regulatory matters.
On October 21, 2025, the Skyworks Board held a meeting with members of management and representatives of each of Qatalyst Partners, Goldman Sachs, FTI Consulting and Skadden, at which the directors discussed Qorvo’s financial model provided during the Dallas, Texas meetings, the ongoing synergy analysis, the draft pro forma financial model, certain due diligence findings and negotiation of key terms in the draft merger agreement. The Transaction Committee also reviewed certain draft financial analyses of Skyworks on a standalone basis as compared to pro forma for the combined company. The directors also discussed their comfort that due diligence requests and other questions raised by the directors were being sufficiently addressed.
On October 22, 2025, representatives of each of Qatalyst Partners, Goldman Sachs and Centerview discussed the proposed debt financing arrangements for the potential transaction. Also on that day, representatives of Skyworks management and representatives of Goldman Sachs held a due diligence call for the debt financing, during which Skyworks responded to additional due diligence questions regarding Skyworks and its ongoing due diligence review of Qorvo.
Also on October 22, 2025, representatives of SBV shared a revised draft of the VSA with representatives of each of Qorvo and Davis Polk, which representatives of Davis Polk shared with representatives of Skadden. Thereafter, and continuing until the VSA was executed, Skyworks, Qorvo and SBV, together with their respective counsel, exchanged multiple drafts of the VSA and negotiated the terms of the VSA.
On October 23, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, members of management and representatives of each of Qatalyst Partners, Goldman Sachs, FTI Consulting and Skadden, at which it discussed the proposed debt financing arrangements for the potential transaction. The Transaction Committee also discussed the synergy and financial analyses prepared by advisors, as well as certain synergy opportunities for a combined company, and reviewed key open negotiation points in the draft merger agreement.
On October 24, 2025, Mr. Brace and Mr. Bruggeworth discussed certain key open points of negotiation in the merger agreement, including provisions related to regulatory matters. Mr. Brace and Mr. Bruggeworth continued their discussions over the next few days, leading up to the execution of the merger agreement, to resolve remaining open points in the merger agreement and disclosure schedules.
Also on October 24, 2025, representatives of Goldman Sachs provided materials to Skyworks related to its relationship with Qorvo.
On October 25, 2025, the Transaction Committee held a meeting with other members of the Skyworks Board, management and representatives of each of Qatalyst Partners, Goldman Sachs, FTI Consulting, KPMG and Skadden, at which they discussed FTI Consulting’s ongoing synergies analysis, the pro forma financial model for the potential transaction, and certain financial analyses prepared by Qatalyst Partners and Goldman Sachs at the Skyworks Board’s direction, including a comparison of Skyworks on a standalone basis to a pro forma valuation of the combined company, as well as certain of KPMG’s finance, accounting and tax, and Skadden’s legal, due diligence findings. The Transaction Committee also discussed certain employee retention and regulatory matters that remained open points of negotiation in the merger agreement, as well as the Qorvo Board’s request that Mr. Bruggeworth be one of Qorvo’s three designees to the combined company’s board of directors.
On October 26, 2025, the Skyworks Board held a meeting with members of management and representatives of each of Qatalyst Partners, Goldman Sachs, FTI Consulting, KPMG and Skadden. At the meeting, the directors discussed FTI Consulting’s synergies analysis and due diligence findings and discussed the significant synergies, and value creation to Skyworks stockholders, they believed could be created by the transaction, as well as timing of and costs associated with realizing synergies. The directors also discussed integration planning principles to best position the combined company to achieve such synergies. The directors also reviewed the final pro forma financial model in connection with the potential transaction. Representatives of each of Qatalyst Partners and Goldman Sachs each reviewed certain financial aspects of the proposed transaction in detail, including their respective financial analyses, and answered all questions raised by members of the Skyworks Board. Representatives of each of Qatalyst Partners and Goldman Sachs confirmed that they would be prepared to deliver their respective opinions regarding the merger consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the merger agreement at the meeting of the Skyworks Board scheduled for the next day. The Skyworks Board also discussed the Qorvo Board’s request that Mr. Bruggeworth be one of Qorvo’s three designees to the combined company’s board of directors, and determined to accept such request, and discussed the due diligence findings of KPMG with respect to its accounting and tax due diligence and of Skadden with respect to its legal due diligence. The Skyworks Board also heard from Skadden a detailed summary of the key terms in the draft merger agreement, with Skadden answering all questions raised by the Skyworks Board, including with respect to the transaction structure and price, treatment of Qorvo equity awards, proposed governance structure of the combined company, representations and warranties, covenants, “no-shop” restrictions and customary exceptions to allow both boards of directors to comply with their fiduciary obligations, termination rights, employment and retention matters, regulatory provisions, including Skyworks’ obligations with respect to obtaining regulatory approvals, the provisions relating to third-party proposals applicable to both Skyworks and Qorvo, the ability of each party’s board of directors to change its recommendation, the requirement for both parties to submit certain matters relating to the potential transaction to their respective stockholders for approval, and termination fees. The Skyworks Board also reviewed the proposed debt financing arrangements and draft VSA proposed to be entered into with SBV, and discussed the regulatory approval process as well as a number of reasons for potentially approving the transaction, including in light of its fiduciary duties under Delaware law. For more information, see “The Mergers — Skyworks’ Reasons for the Mergers; Recommendation of the Skyworks Board of Directors.” After discussion, the Skyworks Board expressed its support for senior management and advisors to continue working with their Qorvo counterparts to resolve the outstanding issues in the merger agreement and disclosure schedules.
On October 27, 2025, the Qorvo Board held a meeting, which was also attended by representatives of Qorvo senior management. Representatives of each of Centerview and Davis Polk were present at the meeting by invitation of the Qorvo Board. The representatives of Centerview discussed Centerview’s financial analysis of the Merger Consideration, and rendered to the Qorvo Board an oral opinion, which was subsequently confirmed by delivery of a written opinion dated October 27, 2025 that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the Merger Consideration to be paid to the holders of shares of Qorvo common stock (other than as specified in such opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of Centerview’s opinion, please see below under the caption “Opinion of Qorvo’s Financial Advisor.” A representative of Davis Polk reviewed with the Qorvo Board their fiduciary duties under Delaware law, and also reviewed with the Qorvo Board the terms of the substantially final forms of the Merger Agreement and the VSA for the proposed combination with Skyworks. The Qorvo Board again reviewed and discussed reasons for potentially approving the transaction, and reviewed the proposed resolutions in connection with the approval of the Merger Agreement and the transactions contemplated thereby. After discussion, the Qorvo Board unanimously (i) determined that the terms of the Mergers and the other transactions contemplated by the Merger Agreement were fair to and in the best interests of Qorvo and its stockholders, (ii) approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereunder, (iii) recommended that the holders of Qorvo common stock adopt the Merger Agreement and approve the Mergers and other transactions contemplated by the Merger Agreement and directed that the Merger Agreement be submitted for adoption by Qorvo’s stockholders at the Qorvo stockholder meeting, and (iv) declared that the Merger Agreement and the transactions contemplated thereunder, including the Mergers, are advisable.
Also on October 27, 2025, the Skyworks Board held a meeting with management and representatives of each of Qatalyst Partners, Goldman Sachs, FTI Consulting and Skadden. The Skyworks Board was updated on the status of negotiations with Qorvo and heard an update from Qatalyst Partners regarding the trading prices of each company’s stock. Representatives of Skadden presented an update on the key terms of the draft merger agreement from the prior day and outlined the terms that senior management had, subject to Skyworks Board approval, agreed to with their Qorvo counterparts regarding the final remaining open items in respect of regulatory and employee retention matters. Representatives of Qatalyst Partners rendered to the Skyworks Board Qatalyst Partners’ oral opinion, which was confirmed by delivery of a written opinion dated October 27, 2025, to the effect that, as of such date and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to Skyworks. For more information, see “The Mergers — Opinion of Skyworks’ Financial Advisors — Opinion of Qatalyst Partners” and Annex D. Representatives of Goldman Sachs similarly rendered an opinion, which was initially rendered orally and subsequently confirmed in writing in a written opinion dated October 27, 2025, to the Skyworks Board to the effect that, as of such date and based upon and subject to the procedures followed, matters considered, assumptions made and qualifications and limitations on the review undertaken by Goldman Sachs as set forth in its written opinion, the Merger Consideration to be paid by Skyworks for each share of Qorvo Common Stock pursuant to the Merger Agreement was fair from a financial point of view to Skyworks. For more information, see “The Mergers — Opinion of Skyworks’ Financial Advisors — Opinion of Goldman Sachs” and Annex E. The Skyworks Board again reviewed and discussed reasons for potentially approving the transaction, including in light of its fiduciary duties under Delaware law, and reviewed the proposed resolutions in connection with the approval of the Merger Agreement and the transactions contemplated thereby. After careful review and further discussion, including of the Transaction Committee’s approval of the potential transaction and related transaction agreements, including the Merger Agreement, and the Transaction Committee’s recommendation to the Skyworks Board that it approve the potential transaction and related agreements, and consideration of the factors described under “The Mergers — Skyworks’ Reasons for the Mergers; Recommendation of the Skyworks Board of Directors.”, the Skyworks Board unanimously (i) determined the potential transaction and the related transaction agreements, including the Merger Agreement, are advisable, fair to and in the best interests of Skyworks and its stockholders, (ii) approved the execution, delivery and performance of the potential transaction and the related transaction agreements, including the Merger Agreement, VSA and debt financing documents, and the performance of such agreements and the consummation of the transactions contemplated thereby, including the mergers, (iii) adopted the transaction agreements, including the Merger Agreement, (iv) approved and declared advisable the issuance of Skyworks common stock as part of the Merger Consideration, and (v) resolved to recommend to Skyworks stockholders that they approve such stock issuance and directed that such issuance be submitted to Skyworks stockholders for approval.
Following these meetings of the Skyworks Board and Qorvo Board, on October 27, 2025, Skyworks and Qorvo executed the Merger Agreement and Skyworks and SBV executed and delivered the VSA. On the morning of October 28, 2025, prior to the opening of trading on Nasdaq, Skyworks and Qorvo issued a joint press release announcing the execution of the Merger Agreement.
Skyworks’ Reasons for the Mergers; Recommendation of the Skyworks Board of Directors
After careful consideration, on October 27, 2025, the Skyworks Board unanimously (a) determined that the Merger Agreement and the Transactions, including the Mergers and the Skyworks Stock Issuance, are advisable, fair to and in the best interests of, Skyworks and its stockholders, (b) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Skyworks Stock Issuance, on the terms and subject to the conditions set forth therein, (c) subject to the terms of the Merger Agreement, resolved to recommend that Skyworks’ stockholders approve the Skyworks Stock Issuance pursuant to the Merger Agreement and the Skyworks Adjournment Proposal, and (d) directed that the Skyworks Stock Issuance be submitted to Skyworks’ stockholders for approval at the Skyworks Special Meeting.
Accordingly, the Skyworks Board unanimously recommends that Skyworks stockholders vote “FOR” the Skyworks Stock Issuance Proposal and the Skyworks Adjournment Proposal.
In reaching its determinations and recommendations, the Skyworks Board and Transaction Committee of the Skyworks Board, as described in the section entitled “The Mergers — Background of the Mergers” of this joint proxy statement/prospectus, held a number of meetings, consulted with Skyworks’ senior management and its outside legal, financial and other advisors, and considered a number of factors, including the following factors that weighed in favor of the Mergers (not necessarily presented in order of relative importance).
Benefits of a Combined Company.   The belief of the Skyworks Board that the Combined Company would be well-positioned to increase value for Skyworks stockholders, including due to:
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the combination of complementary product and technology portfolios of Skyworks and Qorvo coupled with world-class engineering capabilities for execution on the Combined Company’s future product roadmap at reduced costs, which are expected to provide the Combined Company with the opportunity to become a world leading developer, manufacturer and provider of analog and mixed-signal semiconductor products and solutions and to create research and development scale to deliver innovative radio frequency solutions;

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the expectation that the combination of Skyworks and Qorvo and their extended distribution network and future forward products will significantly expand the serviceable obtainable market of the Combined Company with a robust suite of products for its customers;

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the expectation that the combination of Skyworks and Qorvo will advance their respective U.S. manufacturing positions and improve factory utilization across the Combined Company’s manufacturing footprint;

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the Skyworks Board’s positive view of the ability of the Combined Company, due to the Combined Company’s broader scale, to expand the Combined Company’s presence in key geographies and better invest in, support, and provide innovative services to a global customer base;

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the expectation that the Combined Company will generate approximately $500 million or more of annualized cost synergies, expected to be realized within twenty-four (24) to thirty-six (36) months following the Closing;

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the expectation that the Combined Company will (a) enhance scale with pro forma revenue of approximately $7.7 billion and pro forma adjusted earnings before interest, taxes, depreciation, and amortization of approximately $2.1 billion (excluding synergies), (b) create an approximately $5.1 billion mobile business positioned to address rising radio frequency complexity and (c) establish an approximately $2.6 billion diversified broad markets platform with a growing and profitable total addressable market across defense and aerospace, edge internet of things, artificial intelligence data center and automotive markets;

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the earnings accretion that the Skyworks Board believes will result from the Mergers, including the fact that the Mergers are expected to be immediately and meaningfully accretive to Skyworks’ adjusted earnings per share following the consummation of the Mergers;

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Skyworks’ confidence that the Mergers are more attractive to Skyworks than remaining as a stand-alone company or pursuing other acquisition or business combination opportunities reasonably available to Skyworks, including, among other things, because of Qorvo’s complementary intellectual property portfolio, the benefits expected from the customer diversification to be achieved through the Mergers and the expected size, scale, and financial strength of the Combined Company;

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the expectation that the Combined Company will be well-capitalized, with enhanced operational synergies from the combined enterprise, resulting in a stronger cash position that would enable strategic capital deployment by the Combined Company in order to accelerate the path to profitability and further increase stockholder value; and

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the perceived similarities between the cultures of Skyworks and Qorvo, including, among other things, shared values and commitment to integrity, operational excellence, strategic focus, stockholder value and customer satisfaction that would facilitate integration of the two companies.

Merger Consideration and Exchange Ratio.   The Skyworks Board considered a number of factors related to the Merger Consideration and the favorability of the Exchange Ratio relative to the current assessment of the valuation of each company and of the expected synergies and other benefits of the Mergers, in addition to:
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the credit rating that Skyworks is expected to have after incurring the interim or permanent indebtedness necessary to finance the cash portion of the Merger Consideration;

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the aggregate cash consideration is fixed, which provides additional certainty regarding the amount of cash required to be paid by Skyworks to consummate the Mergers;

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the belief that Skyworks will have the necessary financing to pay the aggregate cash portion of the Merger Consideration and that Skyworks, following the Mergers, will be able to repay, service or refinance any indebtedness that is expected to form the interim or permanent financing for the Mergers and, with respect to such indebtedness, to comply with applicable financial covenants;

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recent and historical market prices for Skyworks Common Stock and Qorvo Common Stock;

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the fact that the Merger Agreement provides for a fixed Exchange Ratio and no adjustment will be made in the Merger Consideration to be received by Qorvo stockholders in connection with the Mergers as a result of possible increases or decreases in the trading price of Skyworks Common Stock or Qorvo Common Stock following the announcement of the Mergers;

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the expectation that, upon consummation of the Mergers, Skyworks stockholders would own approximately 63% of the common stock of the Combined Company and therefore are expected to participate with Qorvo stockholders in the value of the Combined Company, including expected increased value based on cost synergies, future growth opportunities and other expected benefits of the Mergers;

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the oral opinions, each subsequently confirmed in writing, rendered to the Skyworks Board, (i) of Qatalyst Partners, that, as of October 27, 2025, and based upon and subject to the various assumptions, qualifications, limitations and other matters stated in such opinion, the merger consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to Skyworks, and (ii) of Goldman Sachs that, as of October 27, 2025, and based upon and subject to the qualifications, limitations, and assumptions stated in such opinion, the merger consideration to be paid by Skyworks for each share of Qorvo Common Stock pursuant to the Merger Agreement was fair from a financial point of view to Skyworks (such opinions are more fully described below under the section entitled “— Opinions of Skyworks’ Financial Advisors” of this joint proxy statement/prospectus, and the full text of the written opinions of Qatalyst Partners and Goldman Sachs are attached as Annexes D and E, respectively, to this joint proxy statement/prospectus); and

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certain unaudited prospective financial information exchanged between the parties to the Merger Agreement and their financial advisors, as described in more detail in the section entitled “— Certain Unaudited Prospective Financial Information.”

Governance Structure for the Combined Company.   The Skyworks Board considered the governance structure for the Combined Company, as reflected in the Merger Agreement, including:
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the representation of directors from each of Skyworks and Qorvo on the board of directors of the Combined Company, reflecting the two companies’ commitment to integration, with the board including three (3) directors designated by the Qorvo Board who must be reasonably acceptable to Skyworks (including Mr. Bruggeworth, the current Qorvo chief executive officer), and eight (8) directors designated by the Skyworks Board (including Mr. Brace, the current Skyworks chief executive officer);

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that promptly following the Closing, the Skyworks Board would designate the Chairman of the board of directors of the Combined Company following the Mergers;

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that Mr. Brace, the current Skyworks chief executive officer, would be the chief executive officer of the Combined Company following the Mergers, and the Skyworks Board’s view of Mr. Brace as having a strong track record as chief executive officer of Skyworks; and

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that the Combined Company will continue to be led both by Skyworks’ current chief executive officer and by seven (7) other directors designated by the Skyworks Board to the Combined Company board of directors, which the Skyworks Board believes will enhance the likelihood of attaining the strategic benefits that Skyworks expects to derive from the Mergers.

Other Factors Considered by the Skyworks Board of Directors.   In addition to considering the factors described above, the Skyworks Board considered the following additional factors that weighed in favor of the Mergers:
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the Skyworks stockholders immediately prior to the Mergers will be expected to own approximately 63% of the outstanding common stock of the Combined Company immediately following the Mergers;

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historical information concerning Skyworks’ and Qorvo’s respective businesses, financial condition, results of operations, earnings, trading prices and management teams;

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Skyworks’ prospects on a stand-alone basis and forecasted combined basis;

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the expected treatment of the Mergers as a tax-free reorganization under Section 368(a) of the Code for U.S. federal income tax purposes, as more fully described in the section entitled “U.S. Federal Income Tax Consequences of the Mergers” of this joint proxy statement/prospectus; and

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the current and prospective business environment in which Skyworks and Qorvo operate, including international, national and local economic conditions and the competitive and regulatory environment, and the likely effect of these factors on Skyworks and the Combined Company.

Terms of the Merger Agreement.   The Skyworks Board considered that the terms of the Merger Agreement, taken as a whole, including the parties’ representations, warranties and covenants, and the circumstances under which the Merger Agreement may be terminated, in its belief, are reasonable. The

Skyworks Board also reviewed and considered the conditions to the consummation of the Mergers, and concluded that while the consummation of the Mergers is subject to various conditions, including certain regulatory approvals, such conditions and approvals were likely to be satisfied on a timely basis. The Skyworks Board weighed these advantages and opportunities against a number of potentially negative factors in its deliberations concerning the Merger Agreement and the Mergers, including:
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the risk that, because the Exchange Ratio under the Merger Agreement was fixed as of the time of execution of the Merger Agreement and would not be adjusted for changes in the market prices of Skyworks Common Stock or Qorvo Common Stock, the trading price of the shares of Skyworks Common Stock to be issued to holders of shares of Qorvo Common Stock upon the consummation of the Mergers could be significantly higher than it was at the time the Merger Agreement was entered into, and the fact that the Merger Agreement does not provide Skyworks with a price-based termination right or other similar protection;

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the dilution of existing Skyworks stockholders’ ownership in the Combined Company as a result of the Skyworks Stock Issuance;

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the risk that Qorvo’s financial performance may not meet Skyworks’ expectations;

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the potential challenges in integrating the operations of Skyworks and Qorvo and the risk that anticipated cost savings, operational efficiencies, other anticipated cost benefits of the Mergers, expected revenue growth, or other operational synergies of the Mergers might not be realized or might take longer to realize than expected;

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the possible diversion of management attention for an extended period of time during the pendency of the Mergers and, following the Closing, the integration of the two companies;

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the substantial costs to be incurred in connection with the Mergers, including those that will be incurred regardless of whether the Mergers are consummated;

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the ability of the Qorvo Board, in certain circumstances, to terminate the Merger Agreement or change its recommendation that Qorvo stockholders approve the Merger Agreement Proposal;

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the possibility that the Mergers may not be consummated or that consummation may be unduly delayed for reasons beyond the control of Skyworks or Qorvo, including the failure to receive necessary regulatory approvals or obtain Skyworks or Qorvo stockholders’ approval of the Skyworks Stock Issuance or the Merger Agreement, respectively;

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that the restrictions on the conduct of Skyworks’ business prior to the consummation of the Mergers, although believed to be reasonable and not unduly burdensome, may delay or prevent Skyworks from undertaking business opportunities that may arise or other actions it would otherwise take with respect to the operations of Skyworks pending the consummation of the Mergers;

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that certain Skyworks directors and executive officers have interests in the Mergers that are different from, or in addition to, the interests of Skyworks stockholders generally, as described in the section titled “Interests of Directors and Executive Officers in the Mergers — Interests of Skyworks Directors and Executive Officers in the Mergers” of this joint proxy statement/prospectus;

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the possibility of losing key employees and skilled workers as a result of, among other things, perceived uncertainty created by the announcement and pendency of the Transactions, and the ability to attract and retain key talent;

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that Skyworks may be required to pay to Qorvo termination fees of $298,692,098 or $100 million in the event the Skyworks Board were to terminate the Merger Agreement under certain circumstances, as described in the section titled “The Merger Agreement — Termination Fees and Other Fees”;

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that Skyworks may be required to reimburse Qorvo’s reasonable, documented, out-of-pocket expenses paid to third parties in connection with the Transactions in an amount not to exceed $45 million in the event that either party terminates the Merger Agreement due to a failure to obtain the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance;

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the potential negative effect of the pendency of the Mergers or the failure of the Mergers to be consummated on a timely basis or at all on Skyworks’ and Qorvo’s respective businesses and relationships with employees, customers, suppliers, vendors and governmental authorities, including regulators and the communities in which they operate;
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consummation of the Mergers is not conditioned on Skyworks’ ability to find suitable financing for the cash portion of the Merger Consideration and Qorvo’s right to specifically enforce Skyworks’ obligation to consummate the Mergers, even if Skyworks has not found suitable financing;

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the risk that the additional indebtedness to be incurred by Skyworks in connection with the Mergers could have a negative impact on Skyworks’ credit rating and flexibility; and

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the risks of the type and nature described in the section entitled “Risk Factors” of this joint proxy statement/prospectus and the matters described in the section entitled “Cautionary Note Regarding Forward-Looking Statements” of this joint proxy statement/prospectus.

The Skyworks Board considered all of these factors as a whole and, on balance, concluded that the potential benefits of the Mergers outweighed the risks and uncertainties of the Mergers. Accordingly, the Skyworks Board approved the Merger Agreement and the Transactions, including the Skyworks Stock Issuance and the Mergers.
In addition, the Skyworks Board was aware of and considered the interests of its directors and executive officers that are different from, or in addition to, the interests of Skyworks stockholders generally described in the section entitled “Interests of Directors and Executive Officers in the Mergers — Interests of Skyworks Directors and Executive Officers in the Mergers” of this joint proxy statement/prospectus.
The foregoing discussion of the information and factors that the Skyworks Board considered is not intended to be exhaustive, but rather is meant to include the material factors that the Skyworks Board considered. The Skyworks Board collectively reached the conclusion to approve the Transactions in light of the various factors described above and other factors that the members of the Skyworks Board believed were appropriate, including its fiduciary duties in light of the foregoing. In view of the complexity and wide variety of factors, both positive and negative, that the Skyworks Board considered in connection with its evaluation of the Mergers, the Skyworks Board did not find it practical, and did not attempt, to quantify, rank or otherwise assign relative or specific weights or values to any of the factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Skyworks Board. In considering the factors discussed above, individual directors may have given different weights to different factors.
The foregoing description of Skyworks’ consideration of the factors supporting the Mergers is forward-looking in nature. This information should be read in light of the factors discussed in the section entitled “Cautionary Note Regarding Forward-Looking Statements” of this joint proxy statement/prospectus.
THE SKYWORKS BOARD UNANIMOUSLY RECOMMENDS THAT SKYWORKS STOCKHOLDERS VOTE “FOR” THE STOCK ISSUANCE PROPOSAL AND THE SKYWORKS ADJOURNMENT PROPOSAL.
Qorvo’s Reasons for the Mergers; Recommendation of the Qorvo Board of Directors
The Qorvo Board, at a meeting duly called and held on October 27, 2025, duly and unanimously adopted resolutions that: (i) approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereunder, (ii) determined that the terms of the Mergers and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of Qorvo and its stockholders, (iii) recommended that the holders of Qorvo common stock adopt the Merger Agreement and approve the Mergers and the other transactions contemplated by the Merger Agreement and directed that the Merger Agreement be submitted for adoption by Qorvo’s stockholders at the Qorvo stockholder meeting, and (iv) declared that the Merger Agreement and the transactions contemplated thereunder, including the Mergers, are advisable. The Qorvo Board unanimously recommends that Qorvo stockholders vote “FOR” the Merger Agreement proposal, “FOR” the Merger-Related Compensation Proposal, and “FOR” the Qorvo Adjournment Proposal.

In reaching its decision to adopt the Merger Agreement and recommend that Qorvo stockholders approve the Merger Agreement Proposal, the Qorvo Board consulted with Qorvo management and independent legal and financial advisors and considered a variety of factors with respect to the Mergers and the other transactions contemplated by the Merger Agreement, including the following (which are presented below in no particular order and are not exhaustive):
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That the value of the Merger Consideration (i.e., $32.50 in cash per share of Qorvo common stock and a number of shares of Skyworks common stock equal to the Exchange Ratio), offered under the Merger Agreement represents a substantial premium above Qorvo’s stock price as of the day prior to public announcement of the Merger Agreement;

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That the stock component of the Merger Consideration will provide Qorvo’s stockholders with ownership of approximately 37% of the combined company, based on the number of shares of Skyworks common stock issued and outstanding as of December 15, 2025, and will therefore allow Qorvo’s stockholders to participate in the anticipated earnings and growth of the combined company, as well as any synergies resulting from the Mergers, while the cash portion of the Merger Consideration will provide liquidity and certainty of value upon consummation of the Mergers;

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The fact that representatives of Qorvo management and representatives of Centerview, at the direction of the Qorvo Board, held discussions with another potential counterparty regarding its interest in a potential business combination transaction with Qorvo;

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The belief of the Qorvo Board that it is preferable to enter into the Merger Agreement with Skyworks instead of the other party that Qorvo spoke with regarding a potential business combination transaction in light of the value offered by such other party and in light of the fact that discussions with such other party ended, particularly in light of the fact that Qorvo would be permitted, under circumstances described in the Merger Agreement, to terminate the Merger Agreement in order to enter into an agreement with respect to a superior proposal in accordance with the terms of the Merger Agreement after giving Skyworks the opportunity to match the superior proposal and upon payment of a termination fee of $298,692,098, if such other party were to submit an unsolicited acquisition proposal to Qorvo after the execution and delivery of the Merger Agreement;

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Historical information regarding (i) Qorvo’s business, financial performance and results of operations, (ii) market prices, volatility and trading activity with respect to Qorvo common stock, and (iii) market prices with respect to other industry participants and general market indices;

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Current information regarding (i) Qorvo’s business, prospects, financial condition, operations, technology, products, services, management, competitive position and strategic business goals and objectives, (ii) general economic, industry and financial market conditions, (iii) geopolitical conditions (including, without limitation, tariffs and trade wars) which are affecting Qorvo’s business, and (iv) opportunities and competitive factors within Qorvo’s industry;

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The perceived similarities between the cultures of Skyworks and Qorvo, including, among other things, shared values and commitment to integrity, operational excellence, strategic focus, stockholder value and customer satisfaction that would facilitate integration of the two companies, which the Qorvo Board believes will increase the likelihood that synergies will be achieved;

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The absence of a financing condition to the closing of the Mergers, Skyworks’ representations and warranties relating to the availability of funds, and Skyworks having obtained the Commitment Letter;

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The fact that certain directors (including the CEO) of Qorvo would continue on the board of directors of the combined company, and would be able to communicate their expertise and views on the best ways for the combined company to execute on and obtain synergies in the Mergers;

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The Qorvo Retention Plan that would be established in connection with the Merger Agreement and its retentive effect on executive officers and other key employees of Qorvo, which the Qorvo Board believes will assist in integration efforts and therefore is in the best interests of Qorvo’s stockholders;

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The belief of the Qorvo Board, after consultation with Qorvo’s senior management and representatives of Davis Polk, that a transaction with Skyworks has a reasonable likelihood of closing under applicable antitrust, competition and merger control laws and foreign investment screening and foreign direct investment laws;

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The fact that, under the terms of the Merger Agreement, Skyworks will be required to pay Qorvo a reverse termination fee of $100 million in the event the Merger Agreement is terminated under certain circumstances;

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The Qorvo Board’s review with Davis Polk of the terms of the Merger Agreement, including the representations and warranties, restrictions on operations during the pendency of the Mergers, regulatory efforts and other covenants, employee matters, termination provisions, tax treatment, and closing conditions;

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The opinion of Centerview rendered to the Qorvo Board on October 27, 2025, which was subsequently confirmed by delivery of a written opinion dated October 27, 2025 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of shares of Qorvo common stock (other than as specified in such opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described below under the caption “Opinion of Qorvo’s Financial Advisor”;

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The Mergers would be subject to the approval of Qorvo’s stockholders, and that stockholders would be free to evaluate the Mergers and vote for or against the Merger Agreement Proposal at the Qorvo special meeting (subject to the terms and conditions of the VSA);

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The availability of appraisal rights for Qorvo’s stockholders in connection with the Mergers;

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The terms of the Merger Agreement were informed by the advice and professional experience of Qorvo’s advisors and were the result of robust negotiations;

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The Mergers, taken together, are intended to qualify as a “reorganization” for U.S. federal income tax purposes in which Qorvo’s stockholders generally would not recognize gain or loss upon their exchange of Qorvo common stock in the Mergers, except for gain recognized with respect to cash received; and

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The Qorvo Board’s satisfaction with the due diligence investigation of Skyworks.

The Qorvo Board also considered potential risks, uncertainties, and other factors weighing negatively against the Mergers and the other transactions contemplated by the Merger Agreement. The Qorvo Board concluded that the anticipated benefits of the Mergers were likely to outweigh these risks substantially. These potential risks included the following (which are presented below in no particular order and are not exhaustive):
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The prospects and likelihood of realizing superior benefits through remaining an independent company, risks associated with remaining an independent company, and possible alternative business strategies;

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The potential for other third parties to enter into strategic relationships with or to seek to acquire Qorvo, including a review of Qorvo’s dealings with other possible transaction partners in the past and the potential that a third party would offer a higher value than the Merger Consideration offered by Skyworks;

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The timing of the Mergers and the risk that if the Qorvo Board did not approve the Merger Agreement when it did, it may not have had another opportunity to do so or to accept a comparable opportunity;

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The fact that, under the terms of the Merger Agreement, the parties are required to take or refrain from taking certain actions specified therein, in order to consummate the Mergers;

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The risk that the Federal Trade Commission, U.S. Department of Justice or other governmental entities responsible for the enforcement of applicable antitrust, competition and merger control laws and foreign investment screening and foreign direct investment laws may not approve the Mergers or may impose terms and conditions on their approval, which terms and conditions may adversely affect the business and financial results of the combined company and its ability to realize the expected benefits of the transaction or which terms and conditions may result in a condition to closing of the Mergers set forth in the Merger Agreement failing to be satisfied;

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The possibility that the Mergers or the other transactions contemplated by the Merger Agreement may not be completed, or that their completion may be delayed for reasons that are beyond the control of Skyworks or Qorvo, including among other things the failure of Qorvo or Skyworks to satisfy requirements that are conditions to closing the Mergers, and the impact that such failure or delay may have on Qorvo;

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The risk that the pendency of the Mergers or the failure to consummate the Mergers could adversely affect the operations of Qorvo and its subsidiaries and the relationships of Qorvo and its subsidiaries with their respective employees (including making it more difficult to attract and retain key personnel), customers, suppliers, vendors, and others with whom they have business dealings, including as a result of the expected time period for satisfying the conditions to the closing of the Mergers and the risk of potential delays in satisfying such conditions beyond the anticipated time frames;

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That the amount of cash and the number of shares of Skyworks common stock to be received for each outstanding share of Qorvo common stock is fixed and will not be increased to compensate Qorvo’s stockholders in the event of a decline in the share price of Skyworks common stock or an increase in the share price of Qorvo common stock prior to the Effective Time, and that the terms of the Merger Agreement do not include termination rights for Qorvo triggered solely in the event of an increase in the value of Qorvo relative to the value of Skyworks;

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The fact that Qorvo will no longer exist as an independent public company;

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The possible negative effect of the Mergers and public announcement of the Mergers on Qorvo’s financial performance, operating results and stock price and Qorvo’s relationships with customers, suppliers, other business partners, management and employees;

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The fact that the Merger Agreement (i) precludes Qorvo from actively soliciting competing proposals and (ii) obligates Qorvo (or its successor) to pay Skyworks a termination fee of $298,692,098, under specified circumstances, including if the Merger Agreement is terminated due to Qorvo accepting a superior proposal or the Qorvo Board changing its recommendation that Qorvo stockholders vote “FOR” the Merger Agreement Proposal, as described in “The Merger Agreement-Termination Fees and Other Fees”, which could discourage the making of a competing proposal or adversely impact the value offered in such a proposal;

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The fact that the Merger Agreement imposes restrictions on the conduct of Qorvo’s business in the pre-closing period, which may adversely affect Qorvo’s business in the event the Mergers are not completed (including by delaying or preventing Qorvo from pursuing business opportunities that may arise or precluding actions that would be advisable if Qorvo were to remain an independent company);

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The risks involved with the Mergers and the likelihood that Qorvo and Skyworks will be able to complete the Mergers, the possibility that the Mergers might not be consummated and Qorvo’s prospects going forward without the combination with Skyworks;

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The substantial transaction expenses to be incurred in connection with the Mergers and the negative impact of such expenses on Qorvo’s cash reserves and operating results should the Mergers not be completed;

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All known interests of directors and executive officers of Qorvo in the Mergers that may be different from, or in addition to, their interests as stockholders of Qorvo or the interests of Qorvo’s other stockholders generally, including that certain officers of Qorvo may participate in the Qorvo Retention Plan and are entitled to severance and other benefits pursuant to agreements with Qorvo in connection with the consummation of the Mergers, as more fully described under the caption “— Interests of Directors and Executive Officers in the Mergers — Interests of Qorvo Directors and Executive Officers in the Mergers”;

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The potential for litigation by stockholders in connection with the Mergers, which, even where lacking in merit, could nonetheless result in distraction and expense; and

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The risks of the type and nature described under “Risk Factors,” beginning on page 38 and the matters described under “Cautionary Note Regarding Forward-Looking Statements” beginning on page 67.

The foregoing discussion of the information and factors considered by the Qorvo Board is not intended to be exhaustive. In reaching its decision to approve the Merger Agreement, the Qorvo Board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Qorvo Board considered all these factors among others as a whole, including through its discussions with Qorvo management and independent financial and legal advisors, in evaluating the Merger Agreement and the transactions contemplated thereby (including the Mergers).
For the reasons set forth above, the Qorvo Board, at a meeting duly called and held on October 27, 2025, duly and unanimously adopted resolutions that: (i) approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereunder, (ii) determined that the terms of the Mergers and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of Qorvo and its stockholders, (iii) recommended that the holders of Qorvo common stock adopt the Merger Agreement and approve the Mergers and the other transactions contemplated by the Merger Agreement and directed that the Merger Agreement be submitted for adoption by Qorvo’s stockholders at the Qorvo stockholder meeting, and (iv) declared that the Merger Agreement and the transactions contemplated thereunder, including the Mergers, are advisable.
In considering the recommendation of the Qorvo Board, you should be aware that certain directors and executive officers of Qorvo may have interests in the Mergers that are different from, or in addition to, interests of stockholders of Qorvo generally and may create potential conflicts of interest. The Qorvo Board was aware of these interests and considered them when evaluating and negotiating the Merger Agreement and the transactions contemplated thereby (including the Mergers), and in recommending to the holders of Qorvo common stock that they vote in favor of the Merger Agreement Proposal, the Merger-Related Compensation Proposal, and the Qorvo Adjournment Proposal.
It should be noted that this explanation of the reasoning of the Qorvo Board and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in “Cautionary Note Regarding Forward-Looking Statements”.
Certain Unaudited Prospective Financial Information
This summary of the Skyworks Management Unaudited Projections, Qorvo Management Unaudited Projections, and Management Assumed Synergies (each as defined below) is included in this joint proxy statement/prospectus because such information was provided to Skyworks’ and Qorvo’s financial advisors and to the Skyworks and Qorvo Boards for purposes of considering and evaluating the Transactions and the Merger Agreement. The unaudited prospective financial information and Management Assumed Synergies were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information, or GAAP. This information is not fact and should not be relied upon as being necessarily indicative of future results, and, as a result of the foregoing and considering that the special meetings will be held several months after the unaudited prospective financial information and Management Assumed Synergies were prepared, as well as the uncertainties inherent in any forecasted information, readers of this joint proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information or Management Assumed Synergies. Although Skyworks’ and Qorvo’s respective management believes there is a reasonable basis for its prospective financial information and Management Assumed Synergies, Skyworks and Qorvo caution stockholders that future results could be materially different from the prospective financial information and management assumed synergies.
Certain Skyworks Unaudited Prospective Financial Information
Although Skyworks has from time to time publicly issued limited short-term guidance concerning certain aspects of its expected financial performance, it does not, as a matter of course, make public disclosure of detailed forecasts or projections of its expected financial performance for extended periods due to, among other things, the inherent difficulty of accurately predicting future periods and the likelihood that the underlying assumptions and estimates may prove incorrect.

In connection with the Mergers and at the direction of the Skyworks Board, Skyworks management prepared unaudited financial projections that reflect Skyworks management’s financial and business outlook for Skyworks on a standalone basis for fiscal years 2025 through 2030 (the “Skyworks Management Unaudited Projections”). The Skyworks Management Unaudited Projections were provided to the Skyworks Board in connection with its consideration of the Mergers and were provided to Qatalyst Partners and Goldman Sachs, which were directed by Skyworks management and the Skyworks Board to use and rely upon the Skyworks Management Unaudited Projections for purposes of their respective financial analyses and fairness opinions. In addition, certain of the Skyworks Management Unaudited Projections were provided to Qorvo and its financial advisor, Centerview.
In connection with the Mergers, Skyworks also received from Qorvo management certain unaudited prospective financial information concerning Qorvo on a standalone basis for fiscal years 2026 to 2030. Such information is included below under “— Qorvo Management Unaudited Projections,” referred to as the Qorvo Management Unaudited Qorvo Projections (except such information was provided to Skyworks management on a fiscal year basis). The Qorvo Management Unaudited Qorvo Projections and the Skyworks Management Unaudited Projections were used in the preparation of the SW Unaudited Pro Forma Projections (discussed below), which were provided to the Skyworks Board in consideration of the Mergers and to Qatalyst Partners and Goldman Sachs, which were directed by Skyworks management and the Skyworks Board to use and rely upon the Skyworks Management Unaudited Projections and SW Unaudited Pro Forma Projections for purposes of their respective financial analyses and fairness opinions.
The Skyworks Management Unaudited Projections were prepared treating Skyworks on a standalone basis, based on assumptions Skyworks management considered to be reasonable based on facts known at such time and do not take into account the Transactions, including any costs incurred in connection with the Mergers or the other transactions contemplated thereby or any changes to operations or strategy that may be implemented after the consummation of the Mergers, or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Transactions. As a result, actual results will likely differ, and may differ materially, from those contained in the Skyworks Management Unaudited Projections. Further, the Skyworks Management Unaudited Projections do not take into account the effect of any possible failure of the Mergers to occur.
The information and tables set forth below are included solely to give Skyworks stockholders access to a summary of the Skyworks Management Unaudited Projections that were made available to the Skyworks Board, Qatalyst Partners and Goldman Sachs, as well as Qorvo and Centerview, in connection with the Mergers and are not included in this joint proxy statement/prospectus in order to influence any Skyworks stockholder on any voting or investment decision with respect to the Mergers or for any other purpose. These projections are not, and should not be viewed as, public guidance or targets.

The following table presents a summary of the Skyworks Management Unaudited Projections:
Dollars in millions, for the fiscal years ended(1)	Sep-25	Sep-26	Sep-27	Sep-28	Sep-29	Sep-30
Revenue	$4,087	$3,700	$3,987	$4,291	$4,627	$5,019
Gross Profit	$1,907	$1,696	$1,900	$2,124	$2,337	$2,635
Operating Expenses	$912	$935	$975	$1,015	$1,056	$1,098
Operating Income	$995	$761	$925	$1,109	$1,281	$1,537
EBITDA	$1,305	$1,093	$1,268	$1,451	$1,606	$1,872
NOPAT(2)	$895	$662	$796	$943	$1,089	$1,306
Unlevered Free Cash Flow (unburdened)(3)	$1,082	$597	$787	$947	$1,080	$1,298
Unlevered Free Cash Flow (burdened)(4)		$388	$573	$727	$850	$1,059

(1)
Reflects certain actual results that were not available at the time of the preparation of the Qorvo Management Unaudited SW Projections. All figures other than revenue are non-GAAP.

(2)
Net operating profit after taxes, a non-GAAP financial measure, is non-GAAP gross profit less non-GAAP operating expenses less taxes on a non-GAAP basis.

(3)
Does not take into account the effect of stock-based compensation (“SW UFCF Without SBC”). Unlevered free cash flow (unburdened), a non-GAAP financial measure, is non-GAAP EBITDA, less non-GAAP taxes, less capital expenditures, less the increase in net working capital and other impact to cash flows including GAAP to non-GAAP adjustments. Qatalyst Partners used SW UFCF Without SBC in its financial analysis (see “— Opinion of Qatalyst Partners” below) and did not use SW UFCF With SBC.

(4)
Takes into account the effect of stock-based compensation (“SW UFCF With SBC”). Unlevered free cash flow (burdened), a non-GAAP financial measure, is Unlevered free cash flow (unburdened), less stock-based compensation. Goldman Sachs used SW UFCF With SBC in its financial analysis (see “— Opinion of Goldman Sachs” below) and did not use SW UFCF Without SBC.

Certain Qorvo Unaudited Prospective Financial Information
Qorvo Management Unaudited Projections
Other than providing annual and quarterly financial guidance in connection with its ordinary course earnings announcements, Qorvo has not typically provided detailed or specific public disclosure of forecasts, projections, estimates or predictions of its future earnings, income or other financial results due to the inherent unpredictability of such financial results and variability in the underlying assumptions and estimates necessary to forecast, project, estimate and predict future financial results, especially over longer periods of time and the potential that such underlying assumptions and estimates may prove incorrect.
However, in connection with the evaluation of the Mergers, Qorvo provided the Qorvo Board, Skyworks and their respective advisors with certain non-public, unaudited non-GAAP stand-alone financial forecasts concerning Qorvo that were prepared by management of Qorvo for internal purposes to assess a possible strategic transaction, and not for public disclosure (such forecasts, the “Qorvo Management Unaudited Qorvo Projections”).
The Qorvo Management Unaudited Qorvo Projections were prepared by Qorvo’s senior management on a standalone basis based on assumptions they considered to be reasonable based on facts known at the time of preparation and do not take into account the Transactions, including any costs incurred in connection with the Mergers or the other transactions contemplated thereby or any changes to Qorvo’s operations or strategy that may be implemented after the consummation of the Mergers. As a result, actual results likely will differ, and may differ materially, from those contained in the Qorvo Management Unaudited Qorvo Projections.
In connection with the Mergers, Qorvo management also prepared certain unaudited prospective financial information concerning Skyworks on a standalone basis using the Skyworks Management

Unaudited Projections to present them on a calendar year basis (the “Qorvo Management Unaudited SW Projections” and together with the Qorvo Management Unaudited Qorvo Projections, the “Qorvo Management Unaudited Projections”). The Qorvo Management Unaudited SW Projections were provided to the Qorvo Board in connection with its consideration of the Mergers. Qorvo management and the Qorvo Board directed Centerview to use and rely upon the Qorvo Management Unaudited SW Projections for purposes of its financial analyses of the Transactions.
The information and tables set forth below are included solely to give Qorvo stockholders access to the Qorvo Management Unaudited Projections. In all cases, the Qorvo Management Unaudited Projections were adjusted to reflect a calendar year presentation. In addition to the Qorvo Board and Centerview, the Qorvo Management Unaudited Qorvo Projections were provided to Skyworks, Qatalyst Partners and Goldman Sachs on a fiscal year basis. The Qorvo Management Unaudited Projections are not included in this joint proxy statement/prospectus in order to influence any Qorvo stockholder to make any investment decision with respect to the Mergers or for any other purpose. These projections are not, and should not be viewed as, public guidance or targets.
The following table summarizes the Qorvo Management Unaudited Qorvo Projections:
	Qorvo Management Plan (Calendar Year Basis)
Dollars in Millions	CY26E	CY27E	CY28E	CY29E	CY30E
Revenue	$3,650	$3,793	$4,025	$4,280	$4,539
Gross Profit	$1,829	$1,940	$2,082	$2,225	$2,361
Operating Profit	$816	$918	$1,036	$1,142	$1,219
Net Income	$693	$804	$934	$1,055	$1,151
Based on the above Qorvo Management Unaudited Qorvo Projections, Qorvo’s unlevered free cash flow is as follows:
Dollars in Millions	Q4 CY25E(2)	CY26E	CY27E	CY28E	CY29E	CY30E
Unlevered Free Cash Flow (Burdened)(1)	$172	$612	$715	$842	$873	$912

(1)
Unlevered free cash flow (burdened), a non-GAAP financial measure, is EBITDA (unburdened) less stock-based compensation, less taxes, less capital expenditures, plus change in net working capital.

(2)
Figure represents period from October 1, 2025, through December 31, 2025.

The following table summarizes the Qorvo Management Unaudited SW Projections:
	Skyworks Management Plan (Calendar Year Basis)
Dollars in Millions	CY26E	CY27E	CY28E	CY29E	CY30E
Revenue	$3,772	$4,063	$4,375	$4,725	$5,107
Gross Profit	$1,747	$1,956	$2,177	$2,412	$2,681
Operating Profit	$802	$971	$1,152	$1,345	$1,564
NOPAT(1)	$696	$833	$980	$1,143	$1,329

(1)
Net operating profit after taxes, a non-GAAP financial measure, is gross profit less operating expenses less taxes.

Based on the above Qorvo Management Unaudited SW Projections, Skyworks’ unlevered free cash flow is as follows:
Dollars in Millions	Q4 CY25E(2)	CY26E	CY27E	CY28E	CY29E	CY30E
Unlevered Free Cash Flow (Burdened)(1)	$35	$434	$611	$757	$902	$1,078

(1)
Unlevered free cash flow (burdened), a non-GAAP financial measure, is EBITDA (unburdened) less stock-based compensation, less taxes, less capital expenditures, plus change in net working capital.

(2)
Figure represents period from October 1, 2025, through December 31, 2025.

Management Assumed Synergies
Skyworks management and Qorvo management jointly developed and provided to their respective boards prospective financial information relating to the estimated approximately $500 million or more cost synergies expected to be realized by the Combined Company within 24-36 months post-Closing when the companies are fully integrated, and related costs of such synergies, which are estimated to consist of cost of goods synergies of approximately $130 million and approximately $370 million from operating and expense synergies (the “Assumed Synergies”). Skyworks management and Qorvo management estimated, among other things, that the aggregate cost of achieving the projected synergies would be approximately $370 million phased in over the course of four years, with approximately $100 million in the first fiscal year following the anticipated Closing Date (“Assumed Costs” and together with the Assumed Synergies, the “Management Assumed Synergies”). The Management Assumed Synergies were provided to Qatalyst Partners and Goldman Sachs, who were each directed by Skyworks management and the Skyworks Board to use and rely upon such Assumed Synergies for purposes of their respective financial analyses and fairness opinions. The Management Assumed Synergies were provided to Centerview and Qorvo management, and the Qorvo Board directed Centerview to use and rely upon the Management Assumed Synergies for purposes of its analyses of the Transactions.
See “General Information Regarding the Forecasts” beginning on page 111 for further information regarding the uncertainties underlying the synergies, which section shall be read to apply to the Management Assumed Synergies to the same extent as the Skyworks Management Unaudited Projections and Qorvo Management Unaudited Projections, as applicable, as well as “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” beginning on pages 67 and 38, respectively, for further information regarding the uncertainties and factors associated with realizing the synergies in connection with the Mergers.
Certain Pro Forma Financial Information
Skyworks provided to Qatalyst Partners and Goldman Sachs certain non-public unaudited pro forma financial information for fiscal years 2025 through 2030 (the “SW Unaudited Pro Forma Projections”) that were based on, among other things, the Skyworks Management Unaudited Projections and Management Assumed Synergies, taking into account the Mergers. Qatalyst Partners and Goldman Sachs each used the SW Unaudited Pro Forma Projections, with the Skyworks Board’s approval, for purposes of their respective financial analyses and fairness opinions, as described and summarized in the section titled “The Mergers — Opinion of Skyworks’ Financial Advisors.” The following table presents a summary of the SW Unaudited Pro Forma Projections:
Dollars in millions, for the fiscal years ended(1)	Sep-25	Sep-26	Sep-27	Sep-28	Sep-29	Sep-30
Revenue	$7,750	$7,324	$7,715	$8,208	$8,774	$9,405
Gross Profit	$3,618	$3,487	$3,825	$4,219	$4,623	$5,056
Operating Expenses	$1,932	$1,963	$1,876	$1,778	$1,815	$1,908
Operating Income	$1,686	$1,525	$1,949	$2,441	$2,808	$3,148
EBITDA	$2,205	$2,034	$2,464	$2,954	$3,303	$3,654
NOPAT(2)	$1,500	$1,311	$1,667	$2,075	$2,386	$2,676
Unlevered Free Cash Flow (unburdened)(3)	$1,789	$1,305	$1,602	$2,073	$2,383	$2,531
Unlevered Free Cash Flow (burdened)(4)		$976	$1,033	$1,717	$2,010	$2,140

(1)
All figures other than revenue are non-GAAP.

(2)
Net operating profit after taxes, a non-GAAP financial measure, is non-GAAP gross profit less non-GAAP operating expenses less taxes on a non-GAAP basis.

(3)
Does not take into account the effect of stock-based compensation (“SW Pro Forma UFCF Without SBC”). Unlevered free cash flow (unburdened), a non-GAAP financial measure, is non-GAAP EBITDA, less non-GAAP taxes, less capital expenditures, less the increase in net working capital and other impact to cash flows including GAAP to non-GAAP adjustments. Qatalyst Partners used SW Pro

Forma UFCF Without SBC in its financial analysis (see “— Opinion of Qatalyst Partners” below) and did not use SW Pro Forma UFCF With SBC.
(4)
Takes into account the effect of stock-based compensation (“SW Pro Forma UFCF With SBC”). Unlevered free cash flow (burdened), a non-GAAP financial measure, is Unlevered free cash flow (unburdened), less stock-based compensation. Goldman Sachs used SW Pro Forma UFCF With SBC in its financial analysis (see “— Opinion of Goldman Sachs” below) and did not use SW Pro Forma UFCF Without SBC.

General Information Regarding the Forecasts
The Skyworks Management Unaudited Projections and Qorvo Management Unaudited Projections were not prepared with a view toward public disclosure or toward complying with GAAP, nor were they prepared with a view toward compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of projections of prospective financial information. The non-GAAP financial measures used in the Skyworks Management Unaudited Projections were approved by Skyworks management and the Skyworks Board for use by Qatalyst Partners and Goldman Sachs in connection with the opinions delivered by Qatalyst Partners and Goldman Sachs to the Skyworks Board and were relied upon by the Skyworks Board in connection with its consideration of the Mergers. The SEC rules, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure, do not apply to non-GAAP financial measures provided to Qatalyst Partners, Goldman Sachs, Centerview, or to the Skyworks or Qorvo respective boards in connection with a proposed business combination like the Mergers if the disclosure is included in a document like this joint proxy statement/prospectus. In addition, reconciliations of non-GAAP financial measures to a GAAP financial measure were not relied upon by Qatalyst Partners, Goldman Sachs, or Centerview for purposes of their opinions or by the Skyworks or Qorvo respective boards in connection with their consideration of the Merger Agreement, the Transactions and the Merger Consideration. Accordingly, neither Skyworks nor Qorvo have provided reconciliations of the financial measures included in the Skyworks Management Unaudited Projections or the Qorvo Management Unaudited Projections to the relevant GAAP financial measures. The Skyworks Management Unaudited Projections and Qorvo Management Unaudited Projections contain certain non-GAAP financial measures that Skyworks and Qorvo believe are helpful in understanding their past financial performance and projected future results. Skyworks management and Qorvo management regularly use a variety of financial measures that are not in accordance with GAAP for forecasting, budgeting and measuring financial performance. The non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures. While Skyworks and Qorvo believe that these non-GAAP financial measures provide meaningful information to help investors understand the operating results and to analyze Skyworks’ and Qorvo’s respective financial and business trends on a period-to-period basis, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, are not reported by all of either Skyworks’ or Qorvo’s competitors and may not be directly comparable to similarly titled measures of Skyworks’ or Qorvo’s competitors due to potential differences in the exact method of calculation. The Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections may differ from published analyst estimates and forecasts and do not take into account any events or circumstances after the date they were prepared, including the announcement of the Merger Agreement. Furthermore, the Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections do not take into account the effect of any failure to consummate the Mergers and should not be viewed as accurate or applicable in that context.
While the Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections are presented with numerical specificity, the Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections were based on numerous variables and assumptions (including, but not limited to, those related to industry performance and competition, general business, economic, market, and financial conditions, and additional matters specific to Skyworks’ and Qorvo’s businesses or which are difficult to predict but subject to significant economic and competitive uncertainties) that are inherently uncertain and may be beyond Skyworks management’s and Qorvo management’s control. Further, given that the Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year beyond their preparation. The ability to achieve the performance contemplated by the Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections depends on, in part, whether or not strategic goals, objectives, and targets are reached over the applicable period. The assumptions upon which the Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections were based necessarily involve judgments with respect to, among other things, future economic, competitive, and regulatory conditions and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive, and regulatory uncertainties and contingencies, including, among other things, Skyworks’ and Qorvo’s respective ability to achieve strategic goals, objectives, and targets over applicable periods, the inherent uncertainty of the business and economic conditions affecting the industry in which Skyworks and Qorvo operate, and the risks and uncertainties described in the section “Cautionary Note Regarding Forward-Looking Statements” beginning on page 67 and “Risk Factors” beginning on page 38, all of which are difficult or impossible to predict accurately and many of which are beyond Skyworks’ and Qorvo’s respective control. The Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections also reflect assumptions by Skyworks’ and Qorvo’s respective management that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised respective prospects for the Skyworks and Qorvo businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when such projections were prepared. Modeling and forecasting the future performance of a company is a highly speculative endeavor. Since the financial projections cover a long period of time, the financial projections by their nature are unlikely to anticipate each circumstance that will have an effect on the commercial value of Skyworks’ and Qorvo’s respective services.
Accordingly, there can be no assurance that the Skyworks Management Unaudited Projections or the Qorvo Management Unaudited Projections will be realized, and actual results may differ, and may differ materially, from those shown. The inclusion of the Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections in this joint proxy statement/prospectus should not be regarded as an indication that any of Skyworks, Qorvo, Qatalyst Partners, Goldman Sachs, Centerview, or any of their respective affiliates, officers, directors, advisors, or other representatives, considered or consider the Skyworks Management Unaudited Projections and/or the Qorvo Management Unaudited Projections necessarily predictive of actual future events, and the Skyworks Management Unaudited Projections and/or the Qorvo Management Unaudited Projections should not be relied upon as such. None of Skyworks, Qorvo, Qatalyst Partners, Goldman Sachs, Centerview, or any of their respective affiliates, officers, directors, advisors, or other representatives, can give any assurance that actual results will not differ from the Skyworks Management Unaudited Projections or the Qorvo Management Unaudited Projections. None of Skyworks, Qorvo, Qatalyst Partners, Goldman Sachs, Centerview, or any of their respective affiliates, officers, directors, advisors, or other representatives, has made or makes any representation to any stockholder or other person regarding the ultimate performance of Skyworks or Qorvo compared to the information contained in the Skyworks Management Unaudited Projections and/or the Qorvo Management Unaudited Projections or that forecasted results will be achieved.
In addition, the Skyworks Management Unaudited Projections and the Qorvo Management Unaudited Projections have not been updated or revised to reflect information or results after the date they were prepared or as of the date of this joint proxy statement/prospectus, and except as required by applicable securities laws, Skyworks and Qorvo do not intend to update or otherwise revise the Skyworks Management Unaudited Projections or the Qorvo Management Unaudited Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the underlying assumptions are shown to be in error.
The Skyworks Management Unaudited Projections were prepared by, and are the responsibility of, Skyworks management. Neither KPMG LLP nor any other independent accountants have audited, reviewed, examined, compiled, or applied any agreed-upon procedures with respect to the Skyworks Management Unaudited Projections contained herein and, accordingly, KPMG LLP does not express any opinion or any other form of assurance with respect thereto or its achievability, and assumes no responsibility for, and disclaims any association with, the prospective financial information. The KPMG LLP report incorporated by reference relates to Skyworks’ previously issued financial statements incorporated herein, and does not extend to the Skyworks Management Unaudited Projections and should not be read to do so.

The Qorvo Management Unaudited Projections were prepared by, and are the responsibility of, Qorvo management. Neither Ernst & Young LLP nor any other independent accountants have audited, reviewed, examined, compiled, or applied any agreed-upon procedures with respect to the Qorvo Management Unaudited Projections contained herein and, accordingly, Ernst & Young LLP does not express any opinion or any other form of assurance with respect thereto or its achievability, and assumes no responsibility for, and disclaims any association with, the prospective financial information. The Ernst & Young LLP report incorporated by reference relates to Qorvo’s previously issued audited financial statements incorporated herein and does not extend to the Qorvo Management Unaudited Projections and should not be read to do so.
Opinions of Skyworks’ Financial Advisors
Opinion of Qatalyst Partners
Skyworks retained Qatalyst Partners to act as its financial advisor in connection with the Mergers and to evaluate whether the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to Skyworks. Skyworks selected Qatalyst Partners to act as Skyworks’ financial advisor based on Qatalyst Partners’ qualifications, expertise, reputation and knowledge of the business and affairs of Skyworks and the industry in which it operates. Qatalyst Partners has provided its written consent to the reproduction of its opinion in this joint proxy statement/prospectus. At the special meeting of the Skyworks Board on October 27, 2025, Qatalyst Partners rendered to the Skyworks Board its oral opinion, that was confirmed by delivery of a written opinion, dated as of October 27, 2025, to the effect that, as of such date and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to Skyworks.
The full text of Qatalyst Partners’ written opinion, dated as of October 27, 2025, is attached hereto as Annex D. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion. Holders of shares of Skyworks Common Stock should read the opinion carefully in its entirety. Qatalyst Partners’ opinion was provided to the Skyworks Board and addresses only, as of the date of the opinion, the fairness, from a financial point of view, of the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement, to Skyworks, and it does not address any other aspect of the Mergers. It does not constitute a recommendation as to how Skyworks stockholders should vote with respect to the Mergers or any other matter and does not in any manner address what the value of Skyworks Common Stock actually will be when issued pursuant to the Mergers or the price at which Skyworks Common Stock or Qorvo Common Stock will trade or otherwise be transferable at any time. The summary of Qatalyst Partners’ opinion set forth herein is qualified in its entirety by reference to the full text of the opinion.
In arriving at its opinion, Qatalyst Partners reviewed a draft of the Merger Agreement, dated as of October 27, 2025, certain related documents and certain publicly available financial statements of Qorvo and Skyworks and other business and financial information of Qorvo and Skyworks. Qatalyst Partners also reviewed (a) certain forward-looking information relating to Qorvo prepared by the management of Qorvo, including the Qorvo Management Unaudited Qorvo Projections (as provided to Skyworks management on a fiscal year basis), (b) certain forward-looking information relating to Qorvo prepared by the management of Skyworks, including financial projections and operating data of Qorvo, (c) certain forward-looking information relating to Skyworks prepared by the management of Skyworks, including the Skyworks Management Unaudited Projections, and (d) certain forward-looking information relating to the Combined Company prepared by the management of Skyworks, including the SW Unaudited Pro Forma Projections, each as described in the section entitled “The Mergers — Certain Unaudited Prospective Financial Information.” Additionally, Qatalyst Partners discussed the past and current operations and financial condition and the prospects of Qorvo and Skyworks, including information relating to certain strategic, financial and operational impacts anticipated from the Mergers, with senior management of Qorvo and Skyworks, respectively. Qatalyst Partners also reviewed the historical market prices and trading activity for shares of Qorvo Common Stock and Skyworks Common Stock and compared the financial performance of Qorvo and Skyworks and the prices and trading activity of shares of Qorvo Common Stock and Skyworks Common Stock with that of certain other selected publicly traded companies and their securities. In addition, Qatalyst Partners reviewed the financial terms, to the extent publicly available, of selected acquisition transactions, participated in certain discussions and negotiations among representatives of Qorvo, Skyworks and their respective financial and legal advisors, performed such other analyses, and reviewed such other information and considered such other factors as Qatalyst Partners deemed appropriate.
In arriving at its opinion, Qatalyst Partners assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, Qatalyst Partners by Skyworks. With respect to the Skyworks Management Unaudited Projections, Qatalyst Partners was advised by the management of Skyworks, and Qatalyst Partners assumed, based on discussions with the management and the board of directors of Skyworks, that the Skyworks Management Unaudited Projections had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Skyworks of the future financial performance of Skyworks and other matters covered thereby. With respect to the SW Unaudited Pro Forma Projections, Qatalyst Partners was advised by the management of Skyworks, and Qatalyst Partners assumed, that the SW Unaudited Pro Forma Projections had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Skyworks relating to the strategic, financial and operational impacts anticipated from the Mergers. Qatalyst Partners expressed no view as to the Skyworks Management Unaudited Projections or the SW Unaudited Pro Forma Projections or the assumptions on which each of the foregoing were based. Qatalyst Partners assumed that the terms of the draft Merger Agreement, dated as of October 27, 2025, reviewed by Qatalyst Partners would not differ materially from the final executed Merger Agreement, and that the Mergers will be consummated in accordance with the terms set forth in the Merger Agreement, without any modification, waiver or delay and with no adjustment to the Merger Consideration. In addition, Qatalyst Partners assumed that in connection with the receipt of all the necessary approvals of the Mergers, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on Qorvo, Skyworks or the contemplated benefits expected to be derived in the Mergers. Qatalyst Partners relied upon, without independent verification, the assessment of Skyworks and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Qatalyst Partners did not make any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Qorvo or Skyworks or either of their respective affiliates, nor was Qatalyst Partners furnished with any such evaluation or appraisal. In addition, Qatalyst Partners relied, without independent verification, upon the assessment of the management of Skyworks as to (a) the strategic, financial and other impacts expected to result from the Mergers; (b) the existing and future technologies, intellectual property, products, services and business models of Qorvo and Skyworks and the validity of, and risks associated with, such technologies, intellectual property, products, services and business models, (c) Skyworks’ ability to integrate the businesses of Qorvo and Skyworks, including the timing and risks associated therewith, and (d) Skyworks’ ability to retain key employees of Qorvo and Skyworks, respectively. Qatalyst Partners’ opinion has been approved by its opinion committee in accordance with its customary practice.
Qatalyst Partners’ opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion. Events occurring after the date of the opinion may affect Qatalyst Partners’ opinion and the assumptions used in preparing it, and Qatalyst Partners has not assumed any obligation to update, revise or reaffirm its opinion. Qatalyst Partners’ opinion does not address the underlying business decision of Skyworks to engage in the Mergers, or the relative merits of the Mergers as compared to any strategic alternatives that may be available to Skyworks. Qatalyst Partners’ opinion is limited to the fairness to Skyworks, from a financial point of view, of the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement, and Qatalyst Partners expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of the officers, directors or employees of Qorvo or Skyworks or any of their respective affiliates, or any class of such persons, relative to such Merger Consideration.
The following is a brief summary of the material analyses performed by Qatalyst Partners in connection with its opinion, dated as of October 27, 2025. The analyses and factors described below must be considered as a whole; considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Qatalyst Partners’ opinion. For purposes of its analyses, Qatalyst Partners utilized, among other things, the Skyworks Management Unaudited Projections, SW Unaudited Pro Forma Projections and third-party research analyst consensus estimates as of October 24, 2025. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Qatalyst Partners, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Qatalyst Partners’ financial analyses.
Discounted Cash Flow Analysis
Standalone Company
Qatalyst Partners performed an illustrative discounted cash flow analysis that is designed to imply a range of potential per-share present values for shares of Skyworks Common Stock as of September 30, 2025, using mid-period convention, by:
•
adding:

(a)
the implied net present value of the estimated future unlevered free cash flows (“UFCFs”) of Skyworks, based on the Skyworks Management Unaudited Projections for the fiscal year 2026 through fiscal year 2029 (which implied present value was calculated using a range of discount rates of 12.5% to 14.5%, based on an estimated weighted average cost of capital for Skyworks);

(b)
the implied net present value of a corresponding terminal value of Skyworks, calculated by multiplying Skyworks’ estimated net operating profit after taxes (“NOPAT”) in fiscal year 2030 of approximately $1.31 billion, based on the Skyworks Management Unaudited Projections, by a range of next-twelve (12)-month’s NOPAT multiples of 11.0x to 19.0x (which were chosen based on Qatalyst Partners’ professional judgment and experience), and discounted to present value using the same range of discount rates used in clause (a); and

(c)
the net cash of Skyworks, as of September 30, 2025, as provided by the management of Skyworks; and

•
dividing the resulting amount by the number of fully diluted shares of Skyworks Common Stock outstanding (calculated using the treasury stock method), as provided by the management of Skyworks as of October 24, 2025, with each of the above-referenced estimated future UFCFs and terminal value having also been adjusted for the degree of estimated dilution to current stockholders through the applicable period (approximately 8% cumulative dilution through the applicable period) due to the estimated net effects of equity issuances and cancellations related to future equity compensation, based on estimates of future dilution provided by the management of Skyworks.

Based on the calculations set forth above, this analysis implied a range of values for Skyworks Common Stock of approximately $68 to $112 per share.
Pro Forma Combined Company
Qatalyst Partners also performed an illustrative pro forma discounted cash flow analysis with respect to the Combined Company, taking into account the SW Unaudited Pro Forma Projections that were based on the Skyworks Management Unaudited Projections, to imply a range of potential per-share present values for the Combined Company’s common stock as of September 30, 2025, using mid-period convention, by:
•
adding:

(a)
the implied net present value of the estimated future UFCFs based on the SW Unaudited Pro Forma Projections for fiscal year 2026 through fiscal year 2029 (which implied present value was calculated using a range of discount rates of 12.5% to 14.5%, based on an estimated weighted average cost of capital for the Combined Company); and

(b)
the implied net present value of a corresponding terminal value of the Combined Company, calculated by multiplying the Combined Company’s estimated NOPAT in fiscal year 2030 of approximately $2.68 billion, based on the SW Unaudited Pro Forma Projections, by a range of next-twelve (12)-month’s NOPAT multiples of 11.0x to 19.0x (which were chosen based on Qatalyst Partners’ professional judgment and experience), and discounted to present value using the same range of discount rates used in clause (a).
•
subtracting the estimated net debt of the Combined Company as of September 30, 2025, of approximately $3.34 billion, calculated as Skyworks’ net debt as of September 30, 2025, as provided by the management of Skyworks, plus Qorvo’s net debt, inclusive of equity method investments, as of September 30, 2025, as provided by the management of Qorvo, plus cash consideration to be paid in the transaction (calculated as $32.50 cash per share multiplied by the number of shares of Qorvo Common Stock outstanding, as provided by the management of Qorvo), plus estimated transaction fees and expenses, as provided by the management of Skyworks, taking into account the Mergers; and

•
dividing the resulting amount by the number of fully diluted shares of the Combined Company common stock outstanding (calculated using the treasury stock method), which was determined by adding the fully diluted shares of Skyworks Common Stock outstanding, as provided by the management of Skyworks, plus the number of shares of Skyworks Common Stock to be issued in the transaction (calculated as the Exchange Ratio multiplied by the numbers of shares of Qorvo Common Stock outstanding, as provided by the management of Qorvo) plus Qorvo’s unvested equity awards, as provided by the management of Qorvo, multiplied by the equity awards conversion ratio (calculated as the sum of (a) the Exchange Ratio plus (b) the quotient obtained by dividing (i) the Per Share Cash Amount by (ii) the trading price of Skyworks common stock on Nasdaq as of October 24, 2025, as provided by the management of Skyworks), with each of the above-referenced estimated future UFCFs and terminal value having also been adjusted for the degree of estimated dilution to current stockholders through the applicable period (approximately 8% cumulative dilution through the applicable period) due to the estimated net effects of equity issuances and cancellations related to future equity compensation, based on estimates of future dilution provided by the management of Skyworks.

Based on the calculations set forth above, this analysis implied a range of values for Skyworks Common Stock of approximately $71 to $126 per share.
Selected Transactions Analysis
Qatalyst Partners compared thirty-four (34) selected public company transactions, including transactions involving companies participating in similar lines of business to Qorvo or with similar business models, similar financial performance or other relevant or similar characteristics.
For each of the selected transactions listed below, Qatalyst Partners reviewed, among other things, (a) the implied fully diluted enterprise value of the target company as a multiple of third-party research analyst consensus estimates of the next-twelve (12)-month’s revenue of the target company (the “NTM Revenue Multiples”), (b) the implied fully diluted enterprise value of the target company as a multiple of third-party research analyst consensus estimates of the next-twelve (12)-month’s EBITDA of the target company (the “NTM EBITDA Multiples”), and (c) the implied share price of the target company as a multiple of third-party research analyst consensus estimates of the next-twelve (12)-month’s earnings per share of the target company (the “NTM P/E Multiples”).

Announcement Date	Target	Acquiror	NTM Revenue Multiple	NTM EBITDA Multiple	NTM P/E Multiple
08/02/22	Sierra Wireless, Inc.	Semtech Corporation	1.7x	18.2x	29.2x
05/05/22	Silicon Motion Technology Corporation	MaxLinear, Inc.	3.0x	11.1x	13.3x
02/07/21	Dialog Semiconductor PLC	Renesas Electronics Corporation	3.8x	14.6x	22.9x
10/29/20	Inphi Corporation	Marvell Technology Group Ltd.	13.3x	37.4x	47.0x
10/27/20	Xilinx, Inc.	Advanced Micro Devices, Inc.	10.8x	29.4x	36.4x
07/13/20	Maxim Integrated Products, Inc.	Analog Devices, Inc.	9.7x	24.4x	31.9x
06/03/19	Cypress Semiconductor Corporation	Infineon Technologies AG	4.5x	18.0x	22.1x
03/27/19	Quantenna Communications, Inc.	ON Semiconductor Corporation	3.7x	25.1x	30.6x
03/11/19	Mellanox Technologies, Ltd.	NVIDIA Corporation	5.5x	16.7x	20.2x
09/10/18	Integrated Device Technology, Inc. (IDT)	Renesas Electronics Corporation	7.4x	21.6x	25.9x
03/01/18	Microsemi Corporation	Microchip Technology Incorporated	5.0x	14.2x	15.5x
02/20/18	NXP Semiconductors N.V.	Qualcomm Incorporated	4.9x	13.8x	17.5x
11/20/17	Cavium, Inc.	Marvell Technology Group Ltd.	6.2x	17.7x	25.0x
12/20/16	InvenSense, Inc.	TDK Corporation	4.0x	—	—
11/02/16	Brocade Communications Systems, Inc.	Broadcom Inc.	2.4x	9.5x	12.8x
09/12/16	Intersil Corporation	Renesas Electronics Corporation	5.4x	19.8x	31.1x
07/26/16	Linear Technology Corporation	Analog Devices, Inc.	9.0x	16.4x	25.3x
06/15/16	QLogic Corporation	Cavium, Inc.	2.1x	8.5x	14.9x
01/19/16	Atmel Corporation	Microchip Technology Incorporated	2.9x	15.9x	21.7x
11/24/15	PMC-Sierra, Inc.	Microsemi Corporation	4.2x	14.5x	18.6x
11/18/15	Fairchild Semiconductor International, Inc.	ON Semiconductor Corporation	1.7x	9.1x	20.9x
06/01/15	Altera Corporation	Intel Corporation	7.7x	23.4x	35.6x
05/28/15	Broadcom Corporation	Avago Technologies Limited	3.6x	11.5x	15.0x
04/30/15	OmniVision Technologies, Inc.	Investor Group	1.0x	8.3x	22.0x
03/02/15	Freescale Semiconductor, Ltd.	NXP Semiconductors N.V.	3.4x	13.6x	16.7x
12/01/14	Spansion, Inc.	Cypress Semiconductor Corporation	1.5x	9.6x	16.8x
10/14/14	CSR plc	Qualcomm Incorporated	2.8x	16.7x	27.1x
08/20/14	International Rectifier Corporation	Infineon Technologies AG	2.0x	10.2x	22.3x
06/09/14	Hittite Microwave Corporation	Analog Devices, Inc.	6.5x	13.7x	28.6x

Announcement Date	Target	Acquiror	NTM Revenue Multiple	NTM EBITDA Multiple	NTM P/E Multiple
02/24/14	TriQuint Semiconductor, Inc.	RF Micro Devices	1.8x	9.3x	32.4x
12/16/13	LSI Corporation	Avago Technologies Limited	2.7x	14.1x	17.1x
09/12/11	NetLogic Microsystems, Inc.	Broadcom Corporation	8.3x	25.4x	29.2x
04/04/11	National Semiconductor Corporation	Texas Instruments Incorporated	4.4x	10.5x	18.8x
01/05/11	Atheros Communications, Inc.	Qualcomm Incorporated	3.4x	19.0x	23.5x
Note:   “—” means non-meaningful. Multiples greater than 75.0x or negative are considered non-meaningful.
Based on the analysis of the NTM Revenue Multiples for the selected transactions and its professional judgment, Qatalyst Partners selected a representative multiple range of 2.0x to 4.0x, then applied this range to Qorvo’s next-twelve (12)-month’s revenue (calculated for the twelve (12)-month period ending on June 30, 2026) based on third-party research analyst consensus estimates as of October 24, 2025. Based on the fully diluted shares of Qorvo Common Stock outstanding as of October 24, 2025, as provided by management of Qorvo, this analysis implied a range of values for Qorvo Common Stock of approximately $75 to $154 per share.
Based on the analysis of the NTM EBITDA Multiples for the selected transactions and its professional judgment, Qatalyst Partners selected a representative multiple range of 10.0x to 19.0x, then applied this range to Qorvo’s estimated next-twelve (12)-month’s EBITDA (calculated for the twelve-month period ending on June 30, 2026) based on third-party research analyst consensus estimates as of October 24, 2025. Based on the fully diluted shares of Qorvo Common Stock outstanding as of October 24, 2025, as provided by management of Qorvo, this analysis implied a range of values for Qorvo Common Stock of approximately $90 to $174 per share.
Based on the analysis of the NTM P/E Multiples for the selected transactions and its professional judgment, Qatalyst Partners selected a representative multiple range of 15.0x to 25.0x, then applied this range to Qorvo’s next-twelve (12)-month’s earnings per share (calculated for the twelve-month period ending on June 30, 2026) based on third-party research analyst consensus estimates as of October 24, 2025. Based on the fully diluted shares of Qorvo Common Stock outstanding as of October 24, 2025, as provided by management of Qorvo, this analysis implied a range of values for Qorvo Common Stock of approximately $95 to $159 per share.
No company or transaction utilized in the selected transactions analysis is identical to Qorvo or the Mergers. In evaluating the selected transactions, Qatalyst Partners made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Qorvo and Skyworks, such as the impact of competition on Qorvo’s business or the industry generally, industry growth and the absence of any material adverse change in Qorvo’s financial condition and prospects or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared. Individual multiples or mathematical analysis, such as determining the arithmetic mean, median, or the high or low, is not in itself a meaningful method of using selected transactional data. Because of the unique circumstances of each of these transactions and the Mergers, Qatalyst Partners cautioned against placing undue reliance on this information.
Miscellaneous
In connection with the review of the Mergers by the Skyworks Board, Qatalyst Partners performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily amenable to a partial analysis or summary description. In arriving at its opinion, Qatalyst Partners considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Qatalyst Partners believes that selecting any portion of its analyses, without considering all analyses as a whole, could create a misleading or incomplete view of the process underlying its analyses and opinion. In addition, Qatalyst Partners may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Qatalyst Partners’ view of the actual value of Qorvo, Skyworks or the Combined Company. In performing its analyses, Qatalyst Partners made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Skyworks. Any estimates contained in Qatalyst Partners’ analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Qatalyst Partners conducted the analyses described above solely as part of its analysis of the fairness to Skyworks, from a financial point of view, of the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement. These analyses do not purport to be appraisals or to reflect the price at which Qorvo Common Stock or Skyworks Common Stock might actually trade or otherwise be transferable at any time.
Qatalyst Partners’ opinion and its presentation to the Skyworks Board was one of many factors considered by the Skyworks Board in deciding to approve the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Skyworks Board with respect to the Merger Consideration to be paid by Skyworks pursuant to, and in accordance with, the terms of the Merger Agreement or of whether the Skyworks Board would have been willing to agree to different consideration. The Merger Consideration payable in the Mergers was determined through arm’s-length negotiations between Qorvo and Skyworks and was approved by the Skyworks Board. Qatalyst Partners provided advice to Skyworks during these negotiations. Qatalyst Partners did not, however, recommend any specific consideration to Skyworks or that any specific consideration constituted the only appropriate consideration for the Mergers.
Qatalyst Partners provides investment banking and other services to a wide range of entities and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst Partners may at any time hold long or short positions and may trade or otherwise effect transactions in debt or equity securities or loans of Qorvo, Skyworks or certain of their respective affiliates. During the two (2)-year period prior to the date of Qatalyst Partners’ opinion, no material relationship existed between Qatalyst Partners or any of its affiliates, on the one hand, and Qorvo or Skyworks, on the other hand, pursuant to which compensation was received by Qatalyst Partners or its affiliates. Qatalyst Partners and/or its affiliates may in the future provide investment banking and other financial services to Qorvo or Skyworks and/or their respective affiliates for which Qatalyst Partners would expect to receive compensation.
Under the terms of its engagement letter, Qatalyst Partners provided Skyworks with financial advisory services in connection with the Mergers for which it will be paid an aggregate amount equal to $32.5 million, $250,000 of which was payable upon the execution of the engagement letter, $5.75 million of which was payable upon delivery of its opinion (regardless of the conclusion reached in the opinion), and the remaining portion of which will be paid upon, and subject to, the consummation of the Mergers. Skyworks has also agreed to reimburse Qatalyst Partners for its expenses incurred in performing its services. Skyworks has also agreed to indemnify Qatalyst Partners and its affiliates, their respective members, directors, officers, partners, agents and employees and any person controlling Qatalyst Partners or any of its affiliates against certain liabilities, including liabilities under the federal securities laws, and certain expenses related to or arising out of Qatalyst Partners’ engagement.
Opinion of Goldman Sachs
Goldman Sachs rendered its opinion to the Skyworks Board that, as of October 27, 2025 and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid by

Skyworks for each share of Qorvo Common Stock pursuant to the Merger Agreement is fair from a financial point of view to Skyworks.
The full text of the written opinion of Goldman Sachs, dated as of October 27, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex E. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Skyworks Board in connection with its consideration of the Transactions. Skyworks selected Goldman Sachs to act as Skyworks’ co-financial advisor based on Goldman Sachs’ qualifications, expertise, reputation and knowledge of the business and affairs of Skyworks and the industry in which it operates. Goldman Sachs’ opinion is not a recommendation as to how any holder of shares of Skyworks Common Stock should vote with respect to the Transaction or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
•
the Merger Agreement;

•
annual reports to stockholders and Annual Reports on Form 10-K of Skyworks and Qorvo for the five (5) fiscal years ended September 27, 2024 and March 29, 2025, respectively;

•
certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Skyworks and Qorvo;

•
certain other communications from Skyworks and Qorvo to their respective stockholders;

•
certain publicly available research analyst reports for Skyworks and Qorvo; and

•
certain internal financial analyses and forecasts for Qorvo standalone prepared by its management, and certain internal financial analyses and forecasts for Skyworks standalone and pro forma for the transaction and certain financial analyses and forecasts for Qorvo, in each case, as prepared by the management of Skyworks and approved for Goldman Sachs’ use by Skyworks (the “Forecasts”).

Goldman Sachs also held discussions with members of the senior management of Skyworks regarding their assessment of the past and current business operations, financial condition and future prospects of Qorvo and with the members of the senior management of Skyworks regarding their assessment of the past and current business operations, financial condition, and future prospects of Skyworks and the strategic rationale for, and potential benefits of, the Transactions; reviewed the reported price and trading activity for Skyworks Common Stock and Qorvo Common Stock; compared certain financial and stock market information for Skyworks and Qorvo with similar financial and stock market information for certain other companies the securities of which are publicly traded; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering this opinion, Goldman Sachs, with Skyworks’ consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with Skyworks’ consent that the Forecasts were reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of Skyworks. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Skyworks or Qorvo or any of their respective subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on Skyworks or Qorvo or on the expected benefits of the Transactions in any way meaningful to its analysis. Goldman Sachs also assumed that the Transactions will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of Skyworks to engage in the Transactions or the relative merits of the Transactions as compared to any strategic alternatives that may be available to Skyworks; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view, as of the date of the opinion, of the Merger Consideration to be paid by Skyworks for each share of Qorvo Common Stock pursuant to the Merger Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Merger Agreement or the Transactions or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Transactions, including any allocation of the Merger Consideration, the fairness of the Transactions to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Skyworks; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Skyworks or Qorvo, or any class of such persons in connection with the Transactions, whether relative to the Merger Consideration to be paid by Skyworks for each shares of Qorvo Common Stock pursuant to the Merger Agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary market and other condition as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which shares of Skyworks Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on Skyworks or Qorvo or the Transactions, or as to the impact of the Transactions on the solvency or viability of Skyworks or Qorvo or the ability of Skyworks or Qorvo to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Skyworks Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 24, 2025, the second to last trading day before the date of the public announcement of the Transactions and is not necessarily indicative of current market conditions.
Illustrative Discounted Cash Flow Analysis of Skyworks — Standalone.   Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on Skyworks to derive a range of illustrative present values per share of Skyworks Common Stock on a standalone basis.
Using the mid-year convention for discounting cash flows and the end of period convention for discounting terminal value and discount rates ranging from 11.50% to 13.50%, reflecting estimates of Skyworks’ weighted average cost of capital, Goldman Sachs discounted to present value as of September 30, 2025 (a) estimates of unlevered free cash flow for Skyworks on a standalone basis, for the fiscal years 2026 through 2030 as reflected in the Forecasts and (b) a range of illustrative terminal values for Skyworks, which were calculated by applying an illustrative range of terminal year multiples ranging from 14.0x to 19.0x, to an estimated terminal year next twelve months (“NTM”) NOPAT on a standalone basis, as reflected in the Forecasts. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including Skyworks; target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Skyworks, as well as certain financial metrics for the United States financial markets generally. The range of terminal year exit EV/NTM NOPAT multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of Skyworks and Qorvo.
Goldman Sachs derived ranges of illustrative enterprise values for Skyworks by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Skyworks the amount of Skyworks’ total debt and debt-like items and added the amount of Skyworks’ cash and cash equivalents, in each case as of September 30, 2025 on a standalone basis, as provided by and approved for Goldman Sachs’ use by the management of Skyworks, to derive a range of illustrative equity values for Skyworks on a standalone basis. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Skyworks, as provided by and approved for Goldman Sachs’ use by the management of Skyworks, using the treasury stock method, to derive a range of illustrative present values per share on a standalone basis ranging from $89.16 to $123.97.
Illustrative Discounted Cash Flow Analysis of Skyworks — Pro Forma.   Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on Skyworks on a pro forma basis giving effect to the Transactions (“Pro Forma”) to derive a range of illustrative present values per share of Skyworks Common Stock Pro Forma.
Using the mid-year convention for discounting cash flows and the end of period convention for discounting terminal value and discount rates ranging from 11.50% to 13.50%, reflecting estimates of Skyworks Pro Forma’s weighted average cost of capital, Goldman Sachs discounted to present value as of September 30, 2025 (a) estimates of unlevered free cash flow for Skyworks Pro Forma, for the fiscal years 2026 through 2030 as reflected in the Forecasts and (b) a range of illustrative terminal values for Skyworks, which were calculated by applying an illustrative range of terminal year multiples ranging from 14.0x to 19.0x, to a NTM NOPAT Pro Forma, as reflected in the Forecasts. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including Skyworks Pro Forma’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Skyworks Pro Forma, as well as certain financial metrics for the United States financial markets generally. The range of terminal year exit EV/NTM NOPAT multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of Skyworks and Qorvo.
Goldman Sachs derived ranges of illustrative enterprise values for Skyworks Pro Forma by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Skyworks the amount of Skyworks’ total debt and debt-like items and added the amount of Skyworks’ cash and cash equivalents, in each case as of September 30, 2025 and Pro Forma, as provided by and approved for Goldman Sachs’ use by the management of Skyworks, to derive a range of illustrative equity values for Skyworks Pro Forma. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Skyworks Pro Forma (taking into account replacement equity awards issued to Qorvo employees pursuant to the merger agreement), as provided by and approved for Goldman Sachs’ use by the management of Skyworks, using the treasury stock method, to derive a range of illustrative present values per share on a pro forma basis giving effect to the Transactions ranging from $99.16 to $142.43.
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Skyworks or Qorvo or the Transactions.
Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Skyworks Board as to the fairness from a financial point of view of the Merger Consideration to be paid by Skyworks for each share of Qorvo Common Stock. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Skyworks, Qorvo, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The Merger Consideration was determined through arm’s-length negotiations between Skyworks and Qorvo and was approved by the Skyworks Board. Goldman Sachs provided advice to Skyworks during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to

Skyworks or the Skyworks Board or that any specific amount of consideration constituted the only appropriate consideration for the Transactions.
As described above Goldman Sachs’ opinion to the Skyworks Board was one of many factors taken into consideration by the Skyworks Board in making its determination to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex E.
Goldman Sachs and its affiliates (collectively, “Goldman Sachs Affiliated Entities”) are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Skyworks, Qorvo, any of their respective affiliates and third parties (collectively, the “Relevant Parties”), or any currency or commodity that may be involved in the Transactions. Goldman Sachs Investment Banking has an existing lending relationship with Skyworks. Goldman Sachs acted as financial advisor to Skyworks in connection with, and participated in certain of the negotiations leading to, the Transactions. At the request of Skyworks, an affiliate of Goldman Sachs & Co. LLC has entered into financing commitments to provide Skyworks with the Bridge Facility in connection with consummation of the Transactions, subject to the terms of such commitments. Pursuant to the terms of such commitments, and as compensation for the Bridge Facility, such affiliate of Goldman Sachs is expected to receive net fees of approximately $11 million.
During the two (2)-year period ended October 27, 2025, Goldman Sachs Investment Banking has not been engaged by Skyworks or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. During the two (2)-year period ended October 27, 2025, Goldman Sachs Investment Banking has not been engaged by Qorvo or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs Investment Banking is not currently mandated by Qorvo and/or its Related Entities to provide to any such person financial advisory and/or underwriting services. Goldman Sachs Investment Banking is not currently soliciting Qorvo and/or its Related Entities to work on financial advisory and/or underwriting matters for any such persons on which it has not been mandated. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Relevant Parties and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.
As of October 27, 2025, Goldman Sachs Affiliated Entities had (a) no direct GS Principal Investment (as defined below) in Skyworks and/or its affiliates, and (b) no direct GS Principal Investment in Qorvo and/or its Related Entities (as defined below).
On the public side of Goldman Sachs’ informational wall (the “Public Side”) and in the ordinary course of its various business activities, Goldman Sachs Affiliated Entities may also own equity securities in the Relevant Parties, and/or their respective affiliates arising from engaging in market making, trade execution, clearing, custody, margin lending and other similar financing transactions, securities lending, and related activities (including by acting as agent for third parties executing their transactions or as principal supplying liquidity to market participants, and any related hedging, other risk management or inventory management) (collectively, “Market Making Activities”), which positions change frequently. Regulatory, informational and operational barriers separate the Public Side from Goldman Sachs Investment Banking.
For purposes of this section of the proxy, (a) Goldman Sachs relied on its books and records to (1) unless otherwise indicated, calculate all amounts and (ii) determine whether an entity is an affiliate, portfolio company, subsidiary or majority-owned subsidiary of another entity, and (b) the following terms have the definitions set forth below:
GS Principal Investments (including any associated commitments) are (a) direct balance sheet investments in equity interests or equity securities held by Goldman Sachs Affiliated Entities for its own account or (b) direct investments in equity interests held by a fund managed by a Goldman Sachs Affiliated

Entity that is primarily for the benefit of Goldman Sachs Affiliated Entities and/or its current and former employees and not third-party clients. GS Principal Investments do not include equity interests arising from Market Making Activities, equity derivatives, convertible debt instruments, or warrants or equity kickers received in connection with senior secured loans, mezzanine loans, warehouse loans, preferred equity with a fixed rate of return or other similar types of financing transactions (which may also be subject to hedging or other risk-mitigating instruments). GS Principal Investments also do not include investments by funds managed by Goldman Sachs Affiliated Entities which funds are almost entirely for the benefit of third-party clients (“GS Client Funds”), which funds can co-invest alongside, and/or make Investments in, the Relevant Parties or their respective Related Entities. As investment managers for GS Client Funds, Goldman Sachs Affiliated Entities are required to fulfill a fiduciary responsibility to GS Client Funds in making decisions to purchase, sell, hold or vote on, or take any other action with respect to, any financial instrument.
“Related Entities” are, as applicable, a person or entity’s subsidiaries, affiliates, portfolio companies and/or funds managed thereby.
The Skyworks Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions. Pursuant to a letter agreement, dated as of October 25, 2025, Skyworks engaged Goldman Sachs to act as its financial advisor in connection with the Transactions. The engagement letter between Skyworks and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $8 million, which is contingent upon consummation of the Transactions. Skyworks may, at its sole discretion, increase the transaction fee by up to $2 million. In addition, Skyworks has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Opinion of Qorvo’s Financial Advisor
Opinion of Centerview
On October 27, 2025, Centerview rendered to the Qorvo Board its oral opinion, subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of shares of Qorvo Common Stock (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated October 27, 2025, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex F and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex F. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Qorvo Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Qorvo Common Stock (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transactions and does not constitute a recommendation to any stockholder of Qorvo or any other person as to how such stockholder or other person should vote with respect to the Mergers or otherwise act with respect to the Transactions or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
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a draft of the Merger Agreement, dated as of October 27, 2025 (the “Draft Merger Agreement”);

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Annual Reports on Form 10-K of Qorvo for the fiscal years ended March 29, 2025, March 30, 2024, and April 1, 2023, and Annual Reports on Form 10-K of Skyworks for the fiscal years ended September 27, 2024, September 29, 2023, and September 30, 2022;

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certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Qorvo and Skyworks;

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certain publicly available research analyst reports for Qorvo and Skyworks;

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certain other communications from Qorvo and Skyworks to their respective stockholders;

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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Qorvo, including certain financial forecasts, analyses and projections relating to Qorvo prepared by management of Qorvo and furnished to Centerview by Qorvo for purposes of Centerview’s analysis (the “Qorvo Forecasts” and such internal information collectively, the “Qorvo Internal Data”);

•
certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Skyworks (the “Skyworks Internal Data”);

•
certain financial forecasts, analyses and projections relating to Skyworks prepared by management of Skyworks with adjustments made by management of Qorvo and furnished to Centerview by Qorvo for purposes of Centerview’s analysis and Centerview’s opinion (the “Skyworks Forecasts”); and

•
certain cost savings and operating synergies projected by the management of Qorvo to result from the Transactions furnished to Centerview by Qorvo for purposes of Centerview’s analysis and opinion (the “Synergies”).

Centerview also participated in discussions with members of the senior management and representatives of Qorvo and Skyworks regarding their assessment of the Qorvo Internal Data, the Skyworks Internal Data, the Skyworks Forecasts and the Synergies, as appropriate, and the strategic rationale for the Transactions. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for Qorvo and Skyworks and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the Transactions with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.
Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with Qorvo’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at Qorvo’s direction, that the Skyworks Internal Data were reasonably prepared on bases reflecting the best then-available estimates and judgments of the management of Skyworks as to the matters covered thereby, and that the Qorvo Internal Data (including, without limitation, the Qorvo Forecasts), the Skyworks Forecasts and the Synergies were reasonably prepared on bases reflecting the best then-available estimates and judgments of the management of Skyworks and/or of Qorvo, as applicable, as to the matters covered thereby. Centerview relied, at Qorvo’s direction, on the Skyworks Internal Data, the Skyworks Forecasts, the Qorvo Internal Data (including, without limitation, the Qorvo Forecasts), and the Synergies for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Qorvo Internal Data (including, without limitation, the Qorvo Forecasts), the Skyworks Internal Data, the Skyworks Forecasts, the Synergies or the assumptions on which each was based. In addition, at Qorvo’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Qorvo or Skyworks, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of Qorvo or Skyworks. Centerview assumed, at Qorvo’s direction, that the final executed Merger Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Merger Agreement reviewed by Centerview. Centerview also assumed, at Qorvo’s direction, that the Transactions will be consummated on the terms set forth in the Merger Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the transaction, no delay, limitation, restriction, condition or other change, including any divestiture requirements or amendments or modifications, will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of Qorvo or Skyworks, or the ability of Qorvo or Skyworks to pay its obligations when they come due, or as to the impact of the Transactions on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.
Centerview’s opinion expressed no view as to, and did not address, Qorvo’s underlying business decision to proceed with or effect the Transactions, or the relative merits of the Transactions as compared to any alternative business strategies or transactions that might be available to Qorvo or in which Qorvo might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of shares of Qorvo Common Stock (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the Transactions, including, without limitation, the structure or form of the Transactions, or any other agreements or arrangements contemplated by the Merger Agreement or entered into in connection with or otherwise contemplated by the Transactions, including, without limitation, the fairness of the Transactions or any other term or aspect of the Transactions to, or any consideration to be received in connection therewith by, or the impact of the Transactions on, the holders of any other class of securities, creditors or other constituencies of Qorvo or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Qorvo or any party, or class of such persons in connection with the Transactions, whether relative to the Merger Consideration to be paid to the holders of shares of Qorvo Common Stock (other than Excluded Shares) pursuant to the Merger Agreement or otherwise. Centerview’s opinion relates in part to the relative value of Qorvo and Skyworks. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion expressed no view or opinion as to what the value of shares of Skyworks Common Stock actually will be when issued pursuant to the Transactions or the prices at which shares of Qorvo Common Stock or shares of Skyworks Common Stock will trade or otherwise be transferable at any time, including following the announcement or consummation of the Transactions. Centerview’s opinion does not constitute a recommendation to any stockholder of Qorvo or any other person as to how such stockholder or other person should vote with respect to the Mergers or otherwise act with respect to the Transactions or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Qorvo Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Summary of Centerview Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the Qorvo Board in connection with Centerview’s opinion dated October 27, 2025. The order of the financial analyses described does not represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of Qorvo. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Qorvo or any other parties to the Transactions. None of Qorvo, Skyworks, Merger Sub I, Merger Sub II, Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of Qorvo do not purport to be appraisals or reflect the prices at which Qorvo may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 24, 2025 (the last full trading day prior to the date on which the Qorvo Board met to approve the Transactions), and is not necessarily indicative of current market conditions.
Qorvo Financial Analyses
Qorvo Selected Trading Company Analysis
Centerview reviewed and compared certain financial information, ratios and multiples for Qorvo to corresponding financial information, ratios and multiples for publicly traded companies that Centerview deemed comparable, based on its experience and professional judgment, to Qorvo (the “Selected Qorvo Trading Companies”). The Selected Qorvo Trading Companies consisted of:
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Cirrus Logic, Inc.;

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Murata Manufacturing Co., Ltd.;

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Qualcomm Incorporated; and

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Skyworks.

Although none of the Selected Qorvo Trading Companies is directly comparable to Qorvo, these companies were selected, among other reasons, because they are publicly traded companies with certain operational and financial characteristics that, for purposes of its analyses, Centerview considered to be similar to those of Qorvo. However, because none of the Selected Qorvo Trading Companies is exactly the same as Qorvo, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public trading analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the business, financial and operating characteristics and prospects of Qorvo and the Selected Qorvo Trading Companies that could affect the public trading values of each to provide a context in which to consider the results of the quantitative analysis.
Using publicly available filings and information obtained from regulatory filings and other data sources and closing stock prices as of October 24, 2025 (the last full trading day prior to the date on which the Qorvo Board met to approve the Transactions), Centerview calculated, for each selected Qorvo trading company: (a) enterprise value (calculated as the market value of common equity (determined using the fully diluted equity value) plus the book value of debt and noncontrolling interests, less cash and cash equivalents) as a multiple of Wall Street research analyst consensus estimated EBITDA for calendar year 2026 (the “CY 2026E EV/EBITDA”) and (b) a ratio of current share price to Wall Street research analyst consensus estimated earnings per share for the calendar year 2026 (the “CY 2026E P/E”). The results of these analyses are summarized below:
Company	CY 2026E EV/EBITDA	CY 2026E P/E
Cirrus Logic, Inc.	9.8x	17.5x
Murata Manufacturing Co., Ltd.	10.1x	22.4x
Qorvo	10.0x	13.4x
Qualcomm Incorporated	11.6x	13.8x
Skyworks	11.9x	16.7x

Based on the results of this analysis and other factors that Centerview considered appropriate based on its experience and professional judgment, for purposes of its analysis Centerview selected a reference range of enterprise value to calendar year 2026 estimated EBITDA multiples of 9.0x to 11.0x and a reference range of calendar year 2026 estimated price to earnings per share of 13.0x to 17.0x. In selecting these reference ranges, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of Qorvo and the Selected Qorvo Trading Companies that could affect the public trading values in order to provide a context in which to consider the results of the quantitative analysis.
From this analysis, Centerview then applied the multiple reference range of 9.0x to 11.0x to Qorvo’s estimated EBITDA for calendar year 2026 as provided in the Qorvo Forecasts to derive a range of implied enterprise values for Qorvo. Centerview then divided these implied equity values by the number of fully diluted outstanding shares of Qorvo Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of restricted stock units and performance stock units) outstanding as of October 24, 2025, as directed by Qorvo management and as set forth in the Qorvo Internal Data, to derive a range of implied values per share of Qorvo Common Stock.
Centerview also applied the multiple reference range of 13.0x to 17.0x to Qorvo’s estimated net income for the calendar year 2026 as provided in the Qorvo Forecasts. Centerview then divided these implied equity values by the number of fully diluted outstanding shares of Qorvo Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of restricted stock units and performance stock units) outstanding as of October 24, 2025, as directed by Qorvo management and as set forth in the Qorvo Internal Data, to derive a range of implied values per share of Qorvo Common Stock.
The results of this analysis are summarized below:
Implied Equity Value Per Share of Qorvo Stock
2026E EV/EBITDA	$88.15 – $108.78
2026E P/E	$93.77 – $122.62
Centerview then compared these ranges to the value of Merger Consideration of $103.58 per share of Qorvo Common Stock implied by the closing price of Skyworks Common Stock on October 24, 2025 (the last full trading day prior to the date on which the Qorvo Board met to approve the Transactions).
Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of Qorvo based on the Qorvo Forecast. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
In performing this analysis, Centerview calculated a range of illustrative equity values for Qorvo by discounting to present value as of October 24, 2025 (using discount rates ranging from 13.0% to 15.0% based on Centerview’s analysis of Qorvo’s weighted average cost of capital, determined using the capital asset pricing model and based on considerations that Centerview deemed relevant in its professional judgment and experience and using a mid-year convention): (a) the forecasted after tax unlevered free cash flows of Qorvo over the period beginning on October 1, 2025, and ending on December 31, 2030, as set forth in the Qorvo Forecasts and (b) a range of implied terminal values of Qorvo at the end of the forecast period shown in the Qorvo Forecasts, applying a range of terminal multiples to Qorvo’s projected EBITDA for the 12 months ending December 31, 2031, ranging from 9.0x to 11.0x. Centerview then (i) subtracted from this range Qorvo’s estimated debt as of September 30, 2025, and (ii) added Qorvo’s cash as of September 30, 2025, in each case as set forth in the Qorvo Internal Data.
Centerview then divided the result of the foregoing calculations by the number of fully diluted outstanding shares of Qorvo Common Stock as of October 24, 2025, as directed by Qorvo management and as set forth in the Qorvo Internal Data and as set forth in the Qorvo Internal Data, resulting in an implied per share equity value range for the shares of Qorvo Common Stock of $92.47 to $116.60 per share. Centerview then compared this range the value of the Merger Consideration of $103.58 per share of Qorvo Common Stock implied by the closing price of Skyworks Common Stock on October 24, 2025 (the last full trading day prior to the date on which the Qorvo Board met to approve the Transactions).
Skyworks Financial Analyses
Skyworks Selected Public Trading Analysis
Centerview reviewed and compared certain financial information, ratios and multiples for Skyworks to corresponding financial information, ratios and multiples for publicly traded companies Centerview deemed comparable, based on its experience and professional judgment, to Skyworks (the “Selected Skyworks Trading Companies”). The Selected Skyworks Trading Companies consisted of:
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Cirrus Logic, Inc.;

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Murata Manufacturing Co., Ltd.;

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Qorvo; and

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Qualcomm Incorporated.

Although none of the Selected Skyworks Trading Companies is directly comparable to Skyworks, these companies were selected, among other reasons, because they are publicly traded companies with certain operational and financial characteristics that, for purposes of its analyses, Centerview considered to be similar to those of Skyworks. However, because none of the Selected Skyworks Trading Companies is exactly the same as Skyworks, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public trading analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the business, financial and operating characteristics and prospects of Skyworks and the Selected Skyworks Trading Companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.
Using publicly available filings and information obtained from regulatory filings and other data sources and closing stock prices as of October 24, 2025 (the last full trading day prior to the date on which the Qorvo Board met to approve the Transactions), Centerview calculated, for each Selected Skyworks Trading Company: (a) CY 2026E EV/EBITDA and (b) CY 2026E P/E. The results of these analyses are summarized below:
Company	CY 2026E EV/EBTIDA	CY 2026E P/E
Cirrus Logic, Inc.	9.8x	17.5x
Murata Manufacturing Co., Ltd.	10.1x	22.4x
Qorvo	10.0x	13.4x
Qualcomm Incorporated	11.6x	13.8x
Skyworks	11.9x	16.7x
Based on the results of this analysis and other factors that Centerview considered appropriate based on its experience and professional judgment, for purposes of its analysis Centerview selected a reference range of enterprise value to calendar year 2026 estimated EBITDA multiples of 9.0x to 11.0x and a reference range of calendar year 2026 estimated price to earnings per share of 13.0x to 17.0x. In selecting these reference ranges, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of Skyworks and the Selected Skyworks Trading Companies that could affect the public trading values in order to provide a context in which to consider the results of the quantitative analysis.
From this analysis, Centerview then applied the multiple reference range of 9.0x to 11.0x to Skyworks’ estimated EBITDA for calendar year 2026 as provided in the Skyworks Forecasts to derive a range of implied enterprise values for Skyworks. Centerview then divided these implied equity values by the number of fully diluted outstanding shares of Skyworks Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of in-the-money stock options, restricted stock units and performance stock units) outstanding as of October 24, 2025, as directed by Qorvo management and as set forth in the Skyworks Internal Data, to derive a range of implied values per share of Skyworks Common Stock.
Centerview also applied the multiple reference range of 13.0x to 17.0x to Skyworks’ estimated net income for the calendar year 2026 as provided in the Skyworks Forecasts. Centerview then divided these implied equity values by the number of fully diluted outstanding shares of Skyworks Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of in-the-money stock options, restricted stock units and performance stock units) outstanding as of October 24, 2025, as directed by Qorvo management and as set forth in the Skyworks Internal Data, to derive a range of implied values per share of Skyworks Common Stock.
The results of this analysis are summarized below:
Implied Equity Value Per Share of Qorvo Stock
2026E EV/EBITDA	$67.80 – $82.32
2026E P/E	$59.29 – $77.53
Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of Skyworks based on the Skyworks Forecasts.
In performing this analysis, Centerview calculated a range of illustrative equity values for Skyworks by discounting to present value as of October 24, 2025 (using discount rates ranging from 13.0% to 15.0% based on Centerview’s analysis of Skyworks’ weighted average cost of capital, determined using the capital asset pricing model and based on considerations that Centerview deemed relevant in its professional judgment and experience and using a mid-year convention): (a) the forecasted after tax unlevered free cash flows of Skyworks over the period beginning on October 1, 2025, and ending on December 31, 2030, as set forth in the Skyworks Forecasts and (b) a range of implied terminal values of Skyworks at the end of the forecast period shown in the Skyworks Forecasts, applying a range of terminal multiples to Skyworks’ projected EBITDA for the 12 months ending December 31, 2031, ranging from 9.0x to 11.0x. Centerview then (i) subtracted from this range Skyworks’ estimated debt as of September 30, 2025, and (ii) added Skyworks’ cash as of September 30, 2025, in each case as set forth in the Skyworks Internal Data.
Centerview then divided the result of the foregoing calculations by the number of fully diluted outstanding shares of Skyworks Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of in-the-money stock options, restricted stock units and performance stock units) outstanding as of October 24, 2025, as directed by Qorvo management and as set forth in the Skyworks Internal Data, resulting in a an implied per share equity value range for the shares of Skyworks Common Stock of $75.23 to $95.21 per share.
Relative Value Analysis
Based upon a comparison of the range of implied equity values for each of Qorvo and Skyworks calculated pursuant to each of the selected public companies analyses and selected discounted cash flow analyses described above, Centerview calculated ranges of implied exchange ratios for the transaction, on a cash-adjusted basis with the Qorvo equity value contribution decreased by the cash consideration of $32.50 per share. With respect to any given range of cash-adjusted exchange ratios, the higher ratio assumes the highest implied value per share of Qorvo Common Stock divided by the lowest implied value per share of Skyworks Common Stock, and the lower ratio assumes the lowest implied value per share of Qorvo Common Stock divided by the highest implied value per share of Skyworks Common Stock. Centerview’s analysis indicated the following implied ranges of cash-adjusted exchange ratios:
Valuation Metric	Implied Cash- Adjusted Exchange Ratio
Selected Trading Company Analysis (CY 2026E Enterprise Value/EBITDA)	0.676x to 1.125x
Selected Trading Company Analysis (CY 2026E Price/Earnings)	0.790x to 1.520x
Discounted Cash Flow Analysis	0.630x to 1.118x

Centerview compared the implied ranges of cash-adjusted exchange ratios to the Exchange Ratio.
Other Factors
Centerview noted for the Qorvo Board certain additional factors solely for reference and informational purposes only, including, among other things, the following:
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Historical Stock Trading Price Analysis.   Centerview reviewed the stock price performance of Qorvo Common Stock for the 52-week period ended October 24, 2025 (the last full trading day prior to the date on which the Qorvo Board met to approve the Transactions). Centerview noted that the range of low and high closing prices of Qorvo Common Stock during the prior 52-week period was $50.81 to $100.48, as compared to the value of the Merger Consideration of $103.58 per share of Qorvo Common Stock implied by the closing price of Skyworks Common Stock on October 24, 2025. Centerview also reviewed the stock price performance of Skyworks Common Stock for the 52-week period ended October 24, 2025. Centerview noted that the range of low and high closing prices of Skyworks Common Stock during the prior 52-week period was $49.20 to $98.03.

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Analyst Price Target Analysis.   Centerview reviewed stock price targets for shares of Qorvo Common Stock in 17 publicly available Wall Street research analyst reports as of October 24, 2025 (the last full trading day prior to the date on which the Qorvo Board met to approve the Transactions). Centerview noted that the analyst stock price targets in such research analyst reports ranged from $75.00 to $125.00 per share of Qorvo Common Stock, as compared to the Merger Consideration $103.58 per share of Qorvo Common Stock implied by the closing price of Skyworks Common Stock on October 24, 2025. Centerview also reviewed stock price targets for Skyworks Common Stock reflected in 16 publicly available Wall Street research analyst reports as of October 24, 2025 (the last full trading day prior to the date on which the Qorvo Board met to approve the Transactions). Centerview noted that the analyst stock price targets in such research analyst reports ranged from $58.00 to $85.00 per share of Skyworks Common Stock.

•
Selected Precedent Transactions Analysis.   Centerview reviewed the financial terms, to the extent publicly available, of selected completed transactions since 2014 involving target companies with operations in the semiconductor sector that Centerview deemed comparable, based on its professional judgment and experience, to the Transactions. For each of these selected precedent transactions, Centerview calculated and analyzed enterprise value based on transaction price as a multiple of the target company’s Wall Street research analyst consensus estimated next 12 months EBITDA (an “EV/NTM EBITDA”).

Based upon the multiples for the selected precedent transactions and Centerview’s professional judgment and experience, Centerview selected an EV/NTM EBITDA reference range for Qorvo of 8.5x to 14.0x, and applied such multiples to Qorvo’s EBITDA for the next 12 months, based on the Qorvo Forecast, to obtain an approximate implied enterprise value reference range. Centerview then divided these approximate implied enterprise value reference range by the number of fully diluted outstanding shares of Qorvo Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of restricted stock units and performance stock units) outstanding as of October 24, 2025, as directed by Qorvo management and as set forth in the Qorvo Internal Data, to derive a range of approximate implied equity values per share of Qorvo Common Stock of $80.80 to $136.09.
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“Has” / “Gets” Analysis (Market Value Basis).   Centerview compared the implied stand-alone equity value of Qorvo to the pro forma equity value attributable to Qorvo stockholders after giving effect to the Transactions, including the Synergies, in each case based on the current market capitalization of Qorvo and Skyworks. In performing this illustrative “has / gets” value creation analysis, Centerview calculated the implied equity value of the Combined Company on a pro forma basis by adding: (a) the market capitalization of Qorvo as of October 24, 2025, (b) the market capitalization of Skyworks as of October 24, 2025, and (c) the net present value of the Synergies (on a capitalized basis adjusted to exclude certain expenses and calculated using a blend of price-to-earnings multiples applied to Qorvo and Skyworks). Centerview then subtracted the $3.0 billion in cash that is payable to holders of shares of Qorvo Common Stock. This analysis resulted in an implied equity value for the Combined Company on a pro forma basis of approximately $22.9 billion.

Centerview then multiplied this implied pro forma equity value by 37.5%, representing the Qorvo stockholders’ pro forma ownership of the Combined Company to imply a pro forma equity value attributable to the Qorvo stockholders of approximately $8.6 billion, or $88.00 per share of Qorvo Common Stock, rounded to the nearest $1.00. Centerview then added the $3.0 billion in cash that is payable to holders of shares of Qorvo Common Stock to imply an aggregate pro forma equity value attributable to the Qorvo stockholders of approximately $11.6 billion, or $120.00 per share of Qorvo Common Stock, rounded to the nearest $1.00. This analysis implied accretion to the Qorvo stockholders as a result of the Transactions of 33% as compared to Qorvo’s stand-alone value. Centerview also noted that, if the earnings of Qorvo, the earnings of Skyworks and the Synergies were capitalized using Skyworks’ current price-to-earnings multiple, this analysis would imply a pro forma equity value attributable to the Qorvo stockholders of approximately $12.3 billion, or $129.00 per share of Qorvo Common Stock, rounded to the nearest $1.00, which implies accretion to the Qorvo stockholders as a result of the Transactions of 41% as compared to Qorvo’s stand-alone value.
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“Has” / “Gets” Analysis (Discounted Cash Flow Basis).   Centerview also performed a “has / gets” analysis based on Centerview’s discounted cash flow analyses. To perform this analysis, Centerview calculated the implied equity value of the Combined Company on a pro forma basis by adding: (a) Qorvo’s implied stand-alone equity value, as of October 24, 2025, using the discounted cash flow analysis described above, (b) Skyworks’ implied stand-alone equity value, as of October 24, 2025, using the discounted cash flow analysis described above, and (c) the net present value of the Synergies as adjusted to exclude certain costs and expenses. Centerview then subtracted the $3.0 billion in cash that is payable to holders of shares of Qorvo Common Stock. This analysis resulted in an implied equity value for the Combined Company on a pro forma basis of approximately $23.4 billion. Centerview then multiplied this implied pro forma equity value by 37.5%, representing the Qorvo stockholders’ pro forma ownership of the Combined Company to imply a pro forma equity value attributable to the Qorvo stockholders of approximately $8.8 billion, or $91.00 per share of Qorvo Common Stock, rounded to the nearest $1.00. Centerview then added the $3.0 billion in cash that is payable to holders of shares of Qorvo Common Stock to imply an aggregate pro forma equity value attributable to the Qorvo stockholders of approximately $11.8 billion, or $124.00 per share of Qorvo Common Stock, rounded to the nearest $1.00. This analysis implied accretion to the Qorvo stockholders as a result of the Transactions of 19.0%, rounded to the nearest 1%, as compared to Qorvo’s stand-alone value.

General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Qorvo Board in its evaluation of the Transactions. Consequently, the analyses described above should not be viewed as determinative of the views of the Qorvo Board or management of Qorvo with respect to the Merger Consideration or as to whether the Qorvo Board would have been willing to determine that a different consideration was fair. The consideration for the Transactions was determined through arm’s-length negotiations between Qorvo and Skyworks and was approved by the Qorvo Board. Centerview provided advice to Qorvo during these negotiations. Centerview did not, however recommend any specific amount of consideration to Qorvo or the Qorvo Board or that any specific amount of consideration constituted the only appropriate consideration for the Transactions.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two (2) years prior to the date of its written opinion, Centerview was engaged to provide financial advisory services to Qorvo in connection with certain strategic matters, and Centerview received $3.5 million in compensation from Qorvo for such services (the “Centerview Advisory Fee”), which will be credited against the transaction fee payable upon consummation of the Transactions. In the two (2) years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Skyworks, Merger Sub I or Merger Sub II, and Centerview did not receive any compensation from Skyworks, Merger Sub I or Merger Sub II during such period. Centerview may provide financial advisory or other services to or with respect to Qorvo or Skyworks or their respective affiliates in the future, for which Centerview may receive compensation. Certain (a) of Centerview’s and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (b) of Centerview’s affiliates or related investment funds and (c) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, Qorvo, Skyworks or any of their respective affiliates, or any other party that may be involved in the transaction.
The Qorvo Board selected Centerview as its financial advisor in connection with the Transactions based on Centerview’s qualifications, reputation, experience and familiarity with Qorvo and the Qorvo Board’s determination that Centerview lacked any conflicts with Skyworks. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions.
In connection with Centerview’s services as the financial advisor to the Qorvo Board, Qorvo has agreed to pay Centerview an aggregate fee that is estimated, based on information available as of the date of announcement of the parties’ execution of the Merger Agreement, at $74 million, $6 million of which was payable upon the rendering of Centerview’s opinion, and the balance of which, less the Centerview Advisory Fee, is payable contingent upon consummation of the transaction. In addition, Qorvo has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.
Governance of the Combined Company After the Mergers
Board of Directors.   Immediately following the Effective Time, the number of directors that comprise the full Skyworks Board will be eleven (11) directors and will consist of: (a) the Chief Executive Officer of Skyworks as of immediately prior to the Effective Time (who will be the Chief Executive Officer of Skyworks as of immediately after the Effective Time); (b) seven (7) directors designated by the Skyworks Board; and (c) three (3) directors designated by the Qorvo Board, each of which must be reasonably acceptable to Skyworks. Promptly following the Closing, the Board will also designate a Chairman. Robert Bruggeworth, Qorvo’s current President, Chief Executive Officer and director, will be one of Qorvo’s designees upon the Closing.
Philip G. Brace, age 55, has been Chief Executive Officer and President and a director of Skyworks since February 2025. Previously, Mr. Brace served as Executive Chairman of Inseego Corp. (“Inseego”) (a publicly traded designer and developer of wireless broadband and IoT solutions) from February 2024 to February 2025 and served on the board of directors of Inseego from September 2023 to February 2025. Before that, Mr. Brace was President and Chief Executive Officer of Sierra Wireless Inc. (a formerly publicly traded provider of IoT solutions) from July 2021 to January 2023 where he led the company through significant improvements. Mr. Brace also held previous roles as Executive Vice President of Veritas Software Technology Corp (a formerly publicly traded provider of data management and protection solutions for businesses) from 2019 to 2021, and President of Cloud Systems and Electronic Solutions at Seagate Technology Holdings PLC (a publicly traded manufacturer of data storage products) from 2015 to 2017. Previously, Mr. Brace served in engineering and management roles at Intel Corporation (a publicly traded developer of computer components) and LSI Corporation (a formerly publicly traded semiconductor designer acquired by Avago Technologies Limited). Mr. Brace’s qualifications to serve as a director include his deep understanding of the semiconductor industry and his prior executive experience in the server, IoT and storage industries, as well as his track record of helping businesses enhance their product lines, market penetration and growth.
Robert A. Bruggeworth, age 64, has been President and Chief Executive Officer and a director of Qorvo since Qorvo’s incorporation in December 2013. Prior to becoming a director of Qorvo, he was RFMD’s President and Chief Executive Officer and a director from January 2003 until January 2015, having previously served in several senior management positions at RFMD beginning in September 1999. From July 1983 to April 1999, Mr. Bruggeworth held several manufacturing and engineering positions at AMP Inc. (now TE Connectivity LTD), a supplier of electrical and electronic connection devices, most recently as Divisional Vice President of Global Computer and Consumer Electronics based in Hong Kong. Since 2007, Mr. Bruggeworth has served on the board of directors, including as lead independent director since May 2017, of MSA Safety Incorporated, a publicly traded global leader in the development, manufacture and supply of safety products that protect people and facility infrastructures. From November 2022 to October 2024, Mr. Bruggeworth served on the board of directors of Seagate Technology Holdings plc, a publicly traded provider of storage solutions. Mr. Bruggeworth served as the Chair of the Semiconductor Industry Association in 2021 and served as its Vice Chair in 2020. Mr. Bruggeworth’s qualifications to serve as a director include his strong leadership skills, substantial global business experience and significant experience with respect to strategic planning, business development and mergers and acquisitions. Mr. Bruggeworth also has over 30 years of experience with respect to manufacturing, marketing and material sourcing for semiconductors and other electronic products.
Interests of Directors and Executive Officers in the Mergers
Skyworks Director Independence
Each year, the Skyworks Board reviews the relationships that each director has with Skyworks and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of the applicable Listing Rules of the Nasdaq Stock Market LLC (the “Nasdaq Rules”) and who the Skyworks Board affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The Skyworks Board has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with Skyworks and its competitors, suppliers, and customers; their relationships with management and other directors; the relationships their current and former employers have with Skyworks; and the relationships between Skyworks and other companies of which a member of the Skyworks’ Board is a director or executive officer. Pursuant to the Merger Agreement, the board of directors of the Combined Company is expected to consist of, among other individuals who have not been determined as of December 23, 2025, the date of this joint proxy statement/prospectus, each of Phil Brace and Robert Bruggeworth. After evaluating these and other factors, the Board has determined that Mr. Brace is not an independent director of Skyworks, and that neither Mr. Brace nor Mr. Bruggeworth will be an independent director of the Combined Company within the meaning of applicable Nasdaq Rules as of the Effective Time. The parties expect that the Combined Company board of directors will be comprised of a majority of independent directors within the meaning of applicable Nasdaq Rules.
Certain Skyworks Relationships and Related Person Transactions
The information under Item 13, Certain Relationships and Related Transactions, and Director Independence, under the heading “Certain Relationships and Related Transactions” of Skyworks’ Annual Report on Form 10-K for the fiscal year ended September 27, 2024, as amended, is incorporated by reference into this joint proxy statement/prospectus.
The information under Item 13, Certain Relationships and Related Transactions, and Director Independence, under the heading “Certain Relationships and Related Transactions” of Skyworks’ Annual Report on Form 10-K for the fiscal year ended September 29, 2023, as amended, is incorporated by reference into this joint proxy statement/prospectus.
Other than compensation agreements and other arrangements described in this joint proxy statement/prospectus, since October 1, 2022, there has not been a transaction or series of related transactions to which Skyworks was or is a party involving an amount in excess of $120,000 and in which Mr. Brace, Mr. Bruggeworth, or any member of their respective immediate families had or will have a direct or indirect material interest. The Skyworks Board has adopted a written related person transaction approval policy that sets forth Skyworks’ policies and procedures for the review, approval, or ratification of any transaction required to be reported in its filings with the SEC. Skyworks’ policy with regard to related person transactions is that all related person transactions between Skyworks and any related person (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be reviewed by Skyworks’ General Counsel and approved by the Audit Committee. In addition, Skyworks’ Code of Business Conduct and Ethics requires that employees discuss with Skyworks’ Compliance Officer any significant relationship (or transaction) that might raise doubt about such employee’s ability to act in the best interest of Skyworks. See also “— Interests of Directors and Executive Officers in the Mergers.”
Interests of Skyworks Directors and Executive Officers in the Mergers
In considering the recommendation of the Skyworks Board to vote to approve the Merger Agreement and the Transactions, including the Mergers and Skyworks Stock Issuance, holders of Skyworks Common Stock should be aware that the directors and executive officers of Skyworks may have interests in the Mergers that are different from, or in addition to, the interests of holders of Skyworks Common Stock generally that may create potential conflicts of interests. The Skyworks Board was aware of these interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and approving the Merger Agreement, and in recommending to holders of Skyworks Common Stock that they vote to approve the Skyworks Stock Issuance. See “The Mergers — Skyworks’ Reasons for the Mergers; Recommendation of the Skyworks Board of Directors” and “— Background of the Mergers.”
These interests are described in more detail below, and certain of them are quantified in the narrative and in the section entitled “— Quantification of Potential Payments and Benefits to Skyworks’ Named Executive Officers, Other Executive Officers and Non-Employee Directors in Connection with the Mergers” beginning on page 137. The Mergers will not constitute a “change in control” for purposes of Skyworks’ compensation arrangements, and no payments are contingent upon or in connection with the Mergers, except as specifically noted below in “— Treatment of Skyworks Equity Awards.”
For the purposes of this disclosure, Skyworks’ named executive officers, which also comprise Skyworks’ current executive officers, who have interests in the Mergers are:
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Philip Brace — Chief Executive Officer and President

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Philip Carter — Chief Financial Officer and Senior Vice President

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Reza Kasnavi — Executive Vice President, Chief Operations and Technology Officer

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Robert J. Terry — Senior Vice President, General Counsel and Secretary

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Karilee Durham — Senior Vice President, Human Resources

For the purposes of this disclosure, Skyworks’ non-employee directors are Christine King, Alan S. Batey, Kevin L. Beebe, Eric J. Guerin, Suzanne E. McBride, David P. McGlade, Robert A. Schriesheim, and Maryann Turcke.
For the purposes of this disclosure, these interests include the following:
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some members of the Skyworks Board will remain on the Skyworks Board following the Closing;

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Philip Brace, the current Skyworks chief executive officer, would be the chief executive officer of the Combined Company following the Mergers; and

•
executive officers of Skyworks may remain executive officers of the Combined Company.

None of Skyworks’ directors or executive officers are party to or participates in any plan, program, or arrangement that provides such director or executive officer with any kind of compensation that is based on or otherwise related to the consummation of the Mergers except as set forth below under “— Treatment of Skyworks Equity Awards.”
The information set forth in this section is intended to comply with Item 402(t) of Regulation S-K under the Securities Act, as it relates to the disclosure of certain information about compensation for Skyworks’ named executive officers that is based on or otherwise relates to the consummation of the Mergers.
Skyworks’ other named executive officers for the fiscal year ended October 3, 2025 are Liam K. Griffin (Former Chairman, Chief Executive Officer and President), Kris Sennesael (Former Senior Vice President

and Chief Financial Officer) and Robert A. Schriesheim (Former Interim Chief Financial Officer). Former executive officers Liam K. Griffin and Kris Sennesael have no interests that are different from, or in addition to, the interests of holders of Skyworks Common Stock generally. Robert A. Schriesheim’s interests in the Mergers are limited to those from his role as non-employee director and do not include any interests as an executive officer.
Treatment of Skyworks Equity Awards in Connection with the Mergers
The consummation of the Mergers will not constitute a “change in control” under the change in control agreements between Skyworks and its executive officers or under Skyworks’ equity incentive plans and underlying equity award agreements. Equity-based awards under Skyworks’ equity plans will remain outstanding and continue to be governed by the same terms and conditions that applied prior to the consummation of the Mergers, except that (i) if the employment of an executive officer, including a named executive officer, is terminated by Skyworks other than for “cause” or the executive resigns for “good reason” (as such term is defined in their then-applicable change in control agreement), in either case, within 18 months following the Closing and in connection with the Mergers, each such Skyworks equity award (other than the award of 455,028 performance shares granted to Skyworks’ CEO on February 17, 2025 that can be earned based on the level of achievement of certain stock price hurdles during the period commencing on February 17, 2027 and ending February 17, 2031) will vest in full, provided that any performance-based measures, to the extent performance has not been determined as of the date of such termination, shall be deemed achieved at target level performance, and (ii) if the service of a non-employee director is terminated by Skyworks other than for “cause” (as defined in the Skyworks 2008 Amended and Restated Director Long-Term Incentive Plan, the “Skyworks Director LTIP”) or the non-employee director resigns within 18 months following the Closing, each Skyworks equity award will vest in full upon such termination. See “— Quantification of Potential Payments and Benefits to Skyworks’ Named Executive Officers, Other Executive Officers and Non-Employee Directors in Connection with the Mergers” beginning on page 137 of this joint proxy statement/prospectus for an estimate of the value of unvested Skyworks equity awards held by Skyworks’ executive officers, including each named executive officer, and non-employee directors.
Other Skyworks Executive Officer Severance Entitlements
Each of Skyworks’ executive officers other than Skyworks’ chief executive officer participates in Skyworks’ executive severance plan, which provides severance benefits in the event of certain qualifying terminations of employment both in connection with a change in control of Skyworks and unrelated to a change in control of Skyworks. Specifically, the plan provides for severance benefits in the event the executive officer’s employment is terminated by Skyworks or the surviving company other than for “cause” or by the executive officer for “good reason” (each, as defined in the executive severance plan). The consummation of the Mergers will not constitute a “change in control” under the executive severance plan, and severance benefits related to a change in control would not therefore become payable in connection with the consummation of the Mergers. Additionally, with respect to severance benefits that are payable unrelated to the occurrence of a change in control, Skyworks’ executive officers would be eligible for such severance benefits upon a qualifying termination of employment regardless of whether the Mergers are consummated. Accordingly, the severance benefits under Skyworks’ executive severance plan are not considered to be payable in connection with the Mergers.
Skyworks’ chief executive officer, Philip Brace, is subject to a change in control severance agreement, which provides for severance benefits under circumstances similar to those outlined above for Skyworks’ other executive officers under the executive severance plan. The consummation of the Mergers will not constitute a “change in control” under Mr. Brace’s agreement, and severance benefits related to a change in control would not therefore become payable in connection with the consummation of the Mergers. With respect to severance benefits that are payable under the agreement unrelated to the occurrence of a change in control, Mr. Brace would be eligible for such severance benefits upon a qualifying termination of employment regardless of whether the Mergers are consummated. Severance benefits under Mr. Brace’s change in control severance agreement are not therefore considered to be payable in connection with the Mergers.

Skyworks Retention Plan
In connection with the Mergers, Skyworks expects to adopt a retention plan to provide certain employees of Skyworks with retention incentives (the “Skyworks Retention Plan”), and expects to approve the grant of retention awards under the Skyworks Retention Plan to certain key employees.
Certain executive officers may receive a grant of restricted stock units pursuant to the Second Amended and Restated 2015 Long-Term Incentive Plan (the “Skyworks 2015 LTIP”). The awards will vest over three years, with 50% vesting after one year and the remaining vesting annually over the next two years. Notwithstanding the foregoing, if a recipient’s employment is terminated by Skyworks without “cause” (as defined in the Skyworks 2015 LTIP) prior to a vesting date, the retention award will vest in full upon such termination of employment, subject to the recipient’s execution and non-revocation of a release of claims in favor of Skyworks and its affiliates.
As of December 23, 2025, the date of this joint proxy statement/prospectus, Skyworks does not intend to grant retention awards to executive officers.
Quantification of Potential Payments and Benefits to Skyworks’ Named Executive Officers, Other Executive Officers and Non-Employee Directors in Connection with the Mergers
The following table sets forth the estimated amounts of “golden parachute” compensation (on a pre-tax basis) for purposes of Item 402(t) of Regulation S-K that each named executive officer, other executive officer and non-employee director of Skyworks could receive in connection with the Mergers, using the following assumptions:
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The date of the public announcement of the Mergers on October 28, 2025 is the closing date of the Mergers (which is the assumed date solely for purposes of this golden parachute compensation disclosure);

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Each applicable executive officer or non-employee director will experience a qualifying termination immediately following the Mergers and as a result of the Mergers (which is assumed solely for purposes of this golden parachute compensation disclosure);

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Each applicable executive officer’s or non-employee director’s outstanding equity awards are reflected as of October 28, 2025;

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A price per share of Skyworks Common Stock of $75.97 (the average closing market price of Skyworks Common Stock over the first five business days following the public announcement of the Mergers on October 28, 2025);

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Acceleration of unvested service-based equity awards; and

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Accelerated unvested equity awards subject to performance-based measures, to the extent performance has not been determined as of the date of the qualifying termination, will be deemed achieved at target level performance.

The calculations in the table do not include amounts that Skyworks’ named executive officers, other executive officers and non-employee directors were already entitled to receive or vested in as of the date of this joint proxy statement/prospectus. The calculations in the table also do not include amounts that do not relate to the Mergers, including the value of severance described above for executive officers, which becomes payable upon certain qualifying terminations of employment unrelated to a change in control of Skyworks. In addition, these amounts do not attempt to forecast any additional equity award grants, issuances or forfeitures that may occur, or future dividends or dividend equivalents that may be accrued, prior to the completion of the Mergers. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

Golden Parachute Compensation
Executive Officers(2)	Cash ($)	Equity(1) ($)	Perquisites/ Benefits ($)	Tax Reimbursement ($)	Other	Total ($)
Philip Brace	—	$8,295,943	—	—	—	$8,295,943
Philip Carter, CFO	—	$4,921,685	—	—	—	$4,921,685
Reza Kasnavi, EVP, Chief Operations and Technology Officer	—	$8,321,695	—	—	—	$8,321,695
Robert J. Terry, SVP, General Counsel and Secretary	—	$6,463,871	—	—	—	$6,463,871
Karilee Durham, SVP, Human Resources	—	$4,655,348	—	—	—	$4,655,348
Non-Employee Directors as a Group (8 Non-Employee Directors)	—	$3,293,886	—	—	—	$3,293,886

(1)
The amounts for named executive officers include the value of their unvested equity awards that would vest in the event of a qualifying termination within 18 months following the closing and in connection with the Mergers, with unvested equity awards that are subject to performance-based measures, to the extent performance has not been determined as of the date of the qualifying termination, presumed to be October 28, 2025 for purposes of this table, deemed achieved at target level performance. Such amounts are considered “double trigger” payments. The performance measures applicable to certain equity awards were determined after October 28, 2025, but prior to the date of this joint proxy statement/prospectus. If the performance-based measures applicable to such equity awards were instead determined at actual performance, as determined for applicable awards after October 28, 2025, the aggregate values would be for Mr. Brace, $9,540,342; for Mr. Carter, $4,921,685; for Mr. Kasnavi, $7,689,430; for Mr. Terry, $5,883,871; and for Ms. Durham, $4,389,847. Skyworks’ non-employee directors do not receive equity awards with performance-based measures.

(2)
The employment of Liam Griffin, Skyworks’ former chairman, chief executive officer and president, sales and marketing, terminated on February 4, 2025, pursuant to the terms of a separation agreement with Skyworks and unrelated to the contemplated mergers. The employment of Kris Sennesael, Skyworks’ former senior vice president and chief financial officer, terminated on May 7, 2025, pursuant to the terms of a separation agreement with Skyworks and unrelated to the contemplated mergers. Both Mr. Griffin and Mr. Sennesael will not receive any compensation or benefits in connection with the consummation of the Mergers or otherwise related to the contemplated Mergers. The employment of Robert Schriesheim as the former interim CFO of Skyworks terminated on September 8, 2025, and his interests in the mergers are limited to those from his role as a non-employee director and do not include any interests as an executive officer. As a non-employee director, if Mr. Schriesheim’s service is terminated by Skyworks other than for “cause” (as defined in the Skyworks Director LTIP) or he resigns within 18 months following the Closing, each Skyworks equity award held by him will vest in full upon such termination with an aggregate value of $278,354.

Share Ownership of Certain Beneficial Owners and Directors and Executive Officers of Skyworks
To Skyworks’ knowledge, the following table and the related notes set forth the beneficial ownership of Skyworks Common Stock as of December 15, 2025, by the following individuals or entities: (i) each person or entity who beneficially owns five percent (5%) or more of the outstanding shares of Skyworks Common Stock; (ii) each of Skyworks’ named executive officers; (iii) each of Skyworks’ current directors; and (iv) all current executive officers and directors of Skyworks as a group.
Beneficial ownership is determined in accordance with the rules of the SEC, is not necessarily indicative of beneficial ownership for any other purpose, and does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. As of December 15, 2025, there were 149,930,237 shares of Skyworks Common Stock issued and outstanding.

In computing the number of shares of Skyworks Common Stock beneficially owned by a person and the percentage ownership of that person, shares of Skyworks Common Stock that are subject to stock options, restricted stock units or other rights held by that person that are currently exercisable or that will vest or become exercisable, as applicable, within sixty (60) days of December 15, 2025, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.
Name and Addresses of Beneficial Owners(1)	Number of Shares Beneficially Owned(2)	Percent of Class (%)
5% or More Beneficial Owners
The Vanguard Group, Inc.(3)	20,714,323	13.8
BlackRock, Inc.(4)	16,885,842	11.3
Pzena Investment Management LLC(5)	12,321,597	8.2
Directors and Named Executive Officers
Alan S. Batey	11,995	*
Kevin L. Beebe	53,005	*
Carlos S. Bori	45,948(6)(7)	*
Philip G. Brace	17,249	*
Philip Carter	606(7)	*
Karilee A. Durham	34,168	*
Liam K. Griffin	211,585(6)(7)	*
Eric J. Guerin	7,590	*
Reza Kasnavi	27,334(7)	*
Christine King	25,329	*
Suzanne E. McBride	7,598	*
David P. McGlade	47,266	*
Robert A. Schriesheim	63,153	*
Kris Sennesael	32,748(8)	*
Robert J. Terry	23,101(7)	*
Maryann Turcke	6,427	*
All current directors and executive officers as a group (13 persons)(9)	324,821	*

*
Less than 1%

(1)
Unless otherwise set forth in the following notes, each person’s address is the address of Skyworks’ principal executive offices at Skyworks Solutions, Inc., 5260 California Avenue, Irvine, CA 92617, and stockholders have sole voting and sole investment power with respect to the shares, except to the extent such power may be shared by a spouse or otherwise subject to applicable community property laws.

(2)
The table does not reflect the number of shares of Skyworks Common Stock to be issued pursuant to unvested restricted stock units (the “Unvested RSUS”) and earned, but unissued, performance share awards subject to time-based vesting only (the “Unvested PSAs”), in each case that are not scheduled to vest within sixty (60) days of December 15, 2025, as follows: Mr. Batey — 3,664 shares under Unvested RSUs; Mr. Beebe — 3,664 shares under Unvested RSUs; Mr. Brace — 119,906 shares under Unvested RSUs and 32,762 shares under Unvested PSAs; Mr. Carter — 60,000 shares under Unvested RSUs; Ms. Durham — 30,753 shares under Unvested RSUS and 8,806 shares under Unvested PSAs; Mr. Guerin — 3,664 shares under Unvested RSUs; Mr. Kasnavi — 56,053 shares under unvested RSUs and 14,224 shares under Unvested PSAs; Ms. King — 4,071 shares under Unvested RSUs; Ms. McBride — 3,664 shares under Unvested RSUs; Mr. McGlade — 3,664 shares under Unvested RSUs; Mr. Schriesheim — 16,613 shares under Unvested RSUs; Mr. Terry — 38,605 shares under Unvested RSUs and 10,160 shares under Unvested PSAs; Ms. Turcke — 3,664 shares under Unvested

RSUs; current directors and executive officers as a group (13 persons) — 347,985 shares under Unvested RSUs and 65,952 shares under Unvested PSAs.
(3)
Consists of shares beneficially owned by The Vanguard Group (“Vanguard”), which has sole voting power with respect to 0 shares, shared voting power with respect to 828,929 shares, sole dispositive power with respect to 19,446,619 shares and shared dispositive power with respect to 1,267,704 shares. With respect to the information relating to Vanguard, Skyworks has relied on information disclosed by Vanguard on a Schedule 13G/A filed with the SEC on October 31, 2025. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Consists of shares beneficially owned by BlackRock, Inc. (“BlackRock”), in its capacity as a parent holding company of various subsidiaries under Rule 13d1(b)(1)(ii)(G). In its capacity as a parent holding company or control person, BlackRock has sole voting power with respect to 16,087,146 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 16,885,842 shares and shared dispositive power with respect to 0 shares, which are held by the following of its subsidiaries: BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Asset Management North Asia Limited, and BlackRock Fund Managers Ltd. With respect to the information relating to BlackRock and its affiliated entities, Skyworks has relied on information disclosed by BlackRock on a Schedule 13G/A filed with the SEC on July 17, 2025. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(5)
Consists of shares beneficially owned by Pzena Investment Management LLC (“Pzena”), which has sole voting power with respect to 10,269,897 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 12,321,597 shares and shared dispositive power with respect to 0 shares. With respect to the information relating to Pzena, Skyworks has relied on information disclosed by Pzena on a Schedule 13G/A filed with the SEC on July 14, 2025. The address of Pzena is 320 Park Ave., 8th floor, New York, NY 10022.

(6)
For each individual, the numbers are based on the most recent information available to Skyworks based on the most recent Form 4 filed November 13, 2024. Amounts for Carlos Bori and Liam Griffin include shares held in the Company’s 401(k) Savings and Retirement Plan as of October 31, 2024. Mr. Griffin ceased being an executive officer and member of the Board on February 17, 2025, and his employment with the Company ended on May 18, 2025. Mr. Bori ceased being an executive officer of the Company on May 7, 2025, and his employment with the Company ended on November 17, 2025.

(7)
Includes shares held in the Company’s 401(k) Savings and Retirement Plan as of October 31, 2025.

(8)
Mr. Sennesael ceased being an executive officer and employee of the Company on May 9, 2025.

(9)
Does not include the shares beneficially owned by Liam K. Griffin, Kris Sennesael and Carlos S. Bori, none of whom were directors or executive officers as of December 15, 2025.

Interests of Qorvo Directors and Executive Officers in the Mergers
In considering the recommendation of the Qorvo Board to vote to approve the Merger Agreement Proposal, holders of Qorvo Common Stock should be aware that the directors and executive officers of Qorvo may have interests in the Mergers that are different from, or in addition to, the interests of holders of Qorvo Common Stock generally and that may create potential conflicts of interest. The Qorvo Board was aware of these interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and approving the Merger Agreement, and in recommending to holders of Qorvo Common Stock that they vote to approve the Merger Agreement Proposal.
These interests are described in more detail below, and certain of them are quantified in the narrative below, including compensation that may become payable in connection with the Mergers to Qorvo’s named executive officers (which is the subject of a non-binding advisory vote of Qorvo stockholders). For more information, please see “Qorvo Proposals — Proposal 2: The Merger-Related Compensation Proposal.” The Mergers will constitute a “change in control” for purposes of the Qorvo executive compensation plans and agreements described below.
For purposes of this disclosure, Qorvo’s named executive officers who have interests in the Mergers are:
•
Robert A. Bruggeworth — President and Chief Executive Officer

•
Grant A. Brown — Senior Vice President and Chief Financial Officer

•
Philip Chesley — Senior Vice President and President of High Performance Analog

•
Steven E. Creviston — Senior Vice President and President of Connectivity and Sensors

•
Paul J. Fego — Senior Vice President of Global Operations

In accordance with SEC rules, this disclosure also covers individuals who are not named executive officers, who served as executive officers of Qorvo at any time since January 1, 2024, and who have interests in the Mergers. Accordingly, for purposes of this disclosure, Qorvo’s executive officers who are not named executive officers are:
•
Gina Harrison — Vice President and Corporate Controller, Principal Accounting Officer

•
Frank Stewart — Senior Vice President and President of Advanced Cellular

For purposes of this disclosure, Qorvo’s non-employee directors are Walden C. Rhines, Judy Bruner, Richard L. Clemmer, Peter A. Feld, John R. Harding, Christopher R. Koopmans, Alan S. Lowe, Roderick D. Nelson and Susan L. Spradley.
Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:
•
each of Qorvo’s executive officers will experience a “Qualifying Termination” within the “Termination Period” under his or her change in control agreement with Qorvo;

•
the relevant price per share of Qorvo Common Stock is $93.50 (the average closing price of Qorvo Common Stock over the first five business days following the public announcement of the Mergers on October 28, 2025), rounded to the nearest cent (the “Estimated Qorvo Stock Price”); and

•
performance goals applicable to Qorvo RSU Awards that are subject to performance-based vesting conditions (the “Qorvo PBRSU Awards”) are deemed achieved at actual achievement of the performance goals applicable to such Qorvo PBRSU Awards as of October 28, 2025.

The amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described above, and do not reflect certain compensation actions that may occur before consummation of the Mergers.
Treatment of Outstanding Qorvo Equity Awards
Treatment of Outstanding Qorvo Equity Awards Pursuant to the Merger Agreement
At the Effective Time, each outstanding Qorvo RSU Award that is an Accelerated Qorvo RSUs will be canceled in consideration for the right to receive (i) the Merger Consideration in respect of each share of Qorvo Common Stock that was subject to such Accelerated Qorvo RSU immediately prior to the Effective Time and (ii) an amount in cash equal to all dividend equivalents, if any, accrued but unpaid as of the Effective Time with respect to each such Accelerated Qorvo RSU. The number of shares of Qorvo Common Stock subject to any Accelerated Qorvo RSUs that remains subject to performance-based vesting conditions as of immediately prior to the Closing Date (i.e., any Qorvo RSU Award for which the level of performance vesting has not yet been determined) will be determined by assuming, in respect of such Qorvo RSU Award, achievement at target performance, subject to certain exceptions for individuals for whom achievement will be assumed at the greater of target performance and actual performance as of immediately prior to the Effective Time.
At the Effective Time, each Unvested Qorvo RSU Awards will be assumed by Skyworks and converted automatically into an Adjusted RSU Award, on the same terms and conditions as were applicable under the Qorvo RSU Award as of immediately prior to the Effective Time (other than performance-based vesting conditions, which will not apply following the Effective Time, with dividend equivalents continuing to accrue in respect of such Adjusted RSU Award and with all accrued dividend equivalents paid at such time as the Adjusted RSU Award is settled), except that the number of shares of Skyworks Common Stock subject to the Adjusted RSU Award as of the Effective Time will be determined by multiplying (a) the number of shares of Qorvo Common Stock subject to the corresponding Unvested Qorvo RSU Award immediately prior to the Effective Time by (b) the Conversion Ratio, with any fractional shares in the resulting product rounded to the nearest whole share. The number of shares of Qorvo Common Stock subject to any such Unvested Qorvo RSU Award that remains subject to performance-based vesting conditions for which the level of performance vesting has not yet been determined as of immediately prior to the Closing Date, including any accrued but unpaid dividend equivalents, will be determined by assuming, in respect of such Unvested Qorvo RSU Award, achievement at target performance, subject to certain exceptions for individuals for whom achievement will be assumed at the greater of target performance and actual performance as of immediately prior to the Effective Time. In the event of a termination of employment of any holder of an Adjusted RSU Award by Skyworks, the Surviving Company or one of their affiliates without “cause” or by such holder with “good reason” (each as defined in the applicable Qorvo equity plan or equity award agreement), in each case within the eighteen (18)-month period following the Closing Date, any such Adjusted RSU Awards held by such holder will accelerate and vest in full.
Change in Control Agreements
Each Qorvo executive officer is party to a change in control agreement with Qorvo (as may be amended from time to time, the “Executive Change in Control Agreements”).
The Executive Change in Control Agreement for Mr. Bruggeworth (the “Bruggeworth Change in Control Agreement”) provides that, in the event that Mr. Bruggeworth experiences a Qualifying Termination (which is defined as a termination of Mr. Bruggeworth’s employment by Qorvo for any reason other than for Cause (as defined in the Bruggeworth Change in Control Agreement), due to Mr. Bruggeworth’s death or disability, or by Mr. Bruggeworth for Good Reason (each as defined in the Bruggeworth Change in Control Agreement)) during the twenty-four (24)-month period following a change in control of Qorvo (and, in the case of a termination without Cause, including the ninety (90)-day period preceding the change in control (the “Bruggeworth Termination Period”)), then, subject to Mr. Bruggeworth’s execution and non-revocation of a release of claims against Qorvo and its affiliates, Qorvo will be obligated to pay Mr. Bruggeworth (a) Mr. Bruggeworth’s annual bonus for the year in which the Qualifying Termination occurred, prorated for the number of days Mr. Bruggeworth remained employed during the applicable fiscal year and paid at target performance, (b) a lump-sum severance payment equal to two (2) times the sum of Mr. Bruggeworth’s annual base salary and annual bonus target, (c) if Mr. Bruggeworth timely and properly elects coverage under Qorvo’s health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), payment of or reimbursement to Mr. Bruggeworth for the difference between the monthly COBRA premium actually paid by Mr. Bruggeworth for the level of continuation coverage elected and the monthly premium required to be paid by active employees for the same level of coverage under the Qorvo health plan (the “COBRA Continuation”) until the earlier of (i) one (1) year from the date of Mr. Bruggeworth’s Qualifying Termination, (ii) the date Mr. Bruggeworth is no longer eligible to receive COBRA continuation coverage and (iii) the date on which Mr. Bruggeworth receives substantially similar coverage from a subsequent employer, (d) a lump sum payment equal to the amount necessary to pay any federal, state or other tax imposed as a result of the COBRA Continuation (the “COBRA Gross-Up Payment”) and (e) accelerated vesting of all Qorvo RSU Awards that are outstanding as of the date of the Qualifying Termination, with the performance conditions applicable to any Qorvo PBRSU Awards being deemed met at target performance; provided, however, that such Qorvo PBRSU Awards will be deemed met at the greater of target and actual performance, as measured through the date of the Change in Control, in accordance with the Merger Agreement.

The Executive Change in Control Agreements for each executive officer other than Mr. Bruggeworth provide that, in the event that the executive officer experiences a Qualifying Termination (which is generally defined in each Executive Change in Control Agreement (other than the Bruggeworth Change in Control Agreement) to mean a termination of the executive officer’s employment by Qorvo without Cause or by the executive officer with Good Reason (each as defined in the applicable Executive Change in Control Agreement)) within the period commencing ninety (90) days prior and ending twenty-four (24) months following a change in control of Qorvo (the “Executive Termination Period”, and either a Bruggeworth Termination Period or an Executive Termination Period, a “Termination Period”), then, subject to the executive officer’s execution and non-revocation of a release of claims against Qorvo and its affiliates, Qorvo will be obligated to pay the executive officer (a) the executive officer’s annual bonus for the year in which the Qualifying Termination occurred, prorated for the number of days the executive officer remained employed during the applicable fiscal year and paid at target performance, (b) a lump-sum severance payment equal to one and a half (1.5) times the sum of the executive officer’s annual base salary and annual bonus target (or, for Mr. Brown, two (2) times), (c) COBRA Continuation until the earlier of (i) eighteen (18) months from the date of the executive officer’s Qualifying Termination, (ii) the date the executive officer is no longer eligible to receive COBRA Continuation coverage and (iii) the date on which the executive officer receives substantially similar coverage from a subsequent employer, (c) the COBRA Gross-Up Payment and (d) accelerated vesting of all Qorvo RSU Awards that are outstanding as of the date of the Qualifying Termination, with the performance conditions applicable to any Qorvo PBRSU Awards being deemed met at the greater of target and actual performance as measured through the date of the Change in Control.
See “— Quantification of Potential Payments and Benefits to Qorvo’s Named Executive Officers, Other Executive Officers and Non-Employee Directors in Connection with the Mergers” beginning on page 145 of this joint proxy statement/prospectus for the estimated amounts that each of Qorvo’s named executive officers would receive under their Executive Change in Control Agreement upon a Qualifying Termination within the Termination Period.
Treatment of Employee Stock Purchase Plan
Each of Qorvo’s executive officers is eligible to participate in the Amended and Restated Qorvo 2007 Employee Stock Purchase Plan (the “Qorvo ESPP”). Pursuant to the Terms of the Merger Agreement, Qorvo will take any actions with respect to the Qorvo ESPP to ensure that (i) any offering period or purchase period (as such terms are defined in the Qorvo ESPP) in effect as of the last payroll date occurring prior to the Closing will be shortened by setting a new exercise date (within the meaning of the Qorvo ESPP) in respect of such offering or purchase period, as applicable, that is no later than the last payroll date occurring prior to the Closing, (ii) as of the new exercise date, the Qorvo ESPP will be suspended and no offering or purchase periods shall commence after such final offering period and no further payroll deductions or other contributions will be made or effected with respect to the Qorvo ESPP and (iii) subject to the consummation of the Mergers, the Qorvo ESPP will terminate as of immediately prior to the Closing.
Robert Bruggeworth Gross-Up Payment
Our Chief Executive Officer, Robert Bruggeworth, is party to an employment agreement with Qorvo which provides that, to the extent Mr. Bruggeworth receives payments in respect of a Change in Control and the aggregate of such payments would, more likely than not, cause Mr. Bruggeworth to be subject to an excise tax under Section 4999 of the Code, Qorvo (or its successor) will pay Mr. Bruggeworth an additional amount such that the net total amount Mr. Bruggeworth receives after payment of such excise tax equals the amount Mr. Bruggeworth would have received had the excise tax not been imposed (such payment, the “Bruggeworth Gross-Up Payment”). Notwithstanding the foregoing, if the aggregate amount of such payments would not trigger the excise tax under Section 4999 of the Code were they to be reduced by an amount less than 5%, then the payments will be so reduced and the Bruggeworth Gross-Up Payment will not be made. As of December 23, 2025, the date of this joint proxy statement/prospectus, it is not anticipated that any Bruggeworth Gross-Up Payment will be made in connection with the Mergers.
Qorvo Retention Plan
In connection with the Mergers, Qorvo has agreed to establish a cash-based retention plan (the “Qorvo Retention Plan”), under which Qorvo will grant retention awards to Qorvo employees who are determined to be key to the consummation of the Mergers, including the executive officers, because the Qorvo Board recognized that the announcement of the Mergers and the uncertainty inherent in the transaction process created heightened retention risk. Retention awards will vest and be payable as to 60% of the retention award amount at the Effective Time and 40% of the retention award amount on the six (6)-month anniversary of the Effective Time, subject to continued employment through each such date, except that upon a termination of the participant’s employment by Qorvo (or, following the Closing, Skyworks) without Cause by the awardee with Good Reason (each as defined in the participant’s applicable service-related agreement governing the treatment of their Qorvo equity awards), the retention award will vest in full (subject to the participant’s execution and non-revocation of a release of claims in favor of Qorvo and its affiliates).
As of December 23, 2025, the date of this joint proxy statement/prospectus, the Qorvo Compensation Committee has approved a retention award to Grant Brown in the amount of $986,226, and to other executive officers who are not named executive officers in the aggregate amount of $1,128,414 (together, the “Executive Retention Awards”). Qorvo determined that such awards were necessary and appropriate to promote stability, maintain continuity of leadership and incentivize Qorvo’s executive officers to remain focused on Qorvo’s business and the successful completion of the Mergers for the benefit of Qorvo’s stockholders. In making this determination, Qorvo considered, among other factors, the fact that obtaining the requisite regulatory approvals may take a significant period of time.
On December 18, 2025, the Qorvo Compensation Committee approved the acceleration of payment of retention awards for Mr. Brown and an executive officer who is not a named executive officer into the 2025 calendar year for purposing of mitigating the impact of the application of Section 4999 of the Code in connection with the Mergers, which such awards will be subject to repayment by the executive upon the occurrence of an event as a result of which such payment (or portion thereof) would have been forfeited under its terms had such payment not been accelerated, as described above.
See “— Quantification of Potential Payments and Benefits to Qorvo’s Named Executive Officers, Other Executive Officers and Non-Employee Directors in Connection with the Mergers” beginning on page 145 of this joint proxy statement/prospectus for the amount of each named executive officer’s award under the retention bonus program.
Annual Bonus Payouts
Pursuant to the terms of the Merger Agreement, if the Effective Time occurs prior to the end of any performance period under Qorvo’s annual incentive plans and other variable compensation plans, with respect to any employee who is then employed and who participates in such plan, including Qorvo’s executive officers, Qorvo may pay out amounts under such plans on a prorated basis assuming achievement of the applicable performance conditions at the greater of target and actual performance, as determined by the Qorvo Compensation Committee based on a good faith estimate of projected full-period results. In assessing performance, Qorvo may account for the Mergers and any costs and expenses associated with the Mergers or any nonrecurring charges that would not reasonably be expected to have been incurred by Qorvo and its subsidiaries had the Mergers not taken place. Further, under the existing Qorvo cash bonus plan, in which each of our executive officers participate, upon the occurrence of a change in control of Qorvo, all outstanding awards under such plan will be paid pro rata based on the portion of the performance period completed through the Closing.
Nonqualified Deferred Compensation Plan Payouts
Qorvo maintains a nonqualified deferred compensation plan under which certain executive officers and non-employee directors participate. Upon the Effective Time, the following individuals will receive a lump sum payment of their outstanding account balances in accordance with the terms of the plan, as follows: (i) Mr. Brown, $478,176; (ii) Mr. Stewart, $1,128,129 and (iii) Dr. Rhines, $1,565,719.
New Management Arrangements
As of December 23, 2025, the date of this joint proxy statement/prospectus, no Qorvo executive officer has entered into any agreement with Qorvo or Skyworks regarding employment after the Effective Time

(other than the Executive Retention Awards), although it is possible that Qorvo or Skyworks may enter into new employment or other arrangements with executive officers in the future.
Quantification of Qorvo Equity Awards
See “— Quantification of Potential Payments and Benefits to Qorvo’s Named Executive Officers, Other Executive Officers and Non-Employee Directors in Connection with the Mergers” beginning on page 145 of this joint proxy statement/prospectus for an estimate of the value of unvested Qorvo equity awards held by each of Qorvo’s executive officers, including its named executive officers, and non-employee directors.
Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, from the Effective Time until the sixth (6th) anniversary of the Effective Time, Skyworks will cause the Surviving Corporation and the Surviving Company to indemnify certain persons, including Qorvo’s directors and executive officers. In addition, for a period of six (6) years from the Effective Time, Skyworks will maintain insurance policies for the benefit of certain persons, including Qorvo’s directors and executive officers. For additional information, see “The Merger Agreement — Interests of Directors and Executive Officers in the Mergers — Indemnification and Insurance” beginning on page 145 of this joint proxy statement/prospectus.
Quantification of Potential Payments and Benefits to Qorvo’s Named Executive Officers, Other Executive Officers and Non-Employee Directors in Connection with the Mergers
Treatment of Qorvo RSU Awards as of the Effective Time
The following table sets forth, as of October 28, 2025, for Qorvo’s executive officers and directors, (a) the number of shares of Qorvo Common Stock subject to Accelerated Qorvo RSUs, (b) the estimated value of the Merger Consideration payable in respect of such Accelerated Qorvo RSUs, based on the Estimated Qorvo Stock Price, (c) the number of Unvested Qorvo RSU Awards held by each such Qorvo executive officer, (d) the estimated fair market value of the Unvested Qorvo RSU Awards as of October 28, 2025, based on the Estimated Qorvo Stock Price and (e) the sum of clauses (b) and (d).
Name	Number of Accelerated Qorvo RSUs(1) (#)	Merger Consideration for Accelerated Qorvo RSUs(2) ($)	Number of Unvested Qorvo RSU Awards(3) (#)	Value of Unvested Qorvo RSU Awards(4) ($)	Total Value of Accelerated and Unvested RSU Awards(5) ($)
Robert A. Bruggeworth, President and Chief Executive Officer	84,676	$7,917,368	184,610	$17,261,361	$25,178,729
Grant A. Brown, Senior Vice President and Chief Financial Officer	22,794	$2,131,278	49,941	$4,669,610	$6,800,888
Philip Chesley, Senior Vice President and President of High Performance Analog	15,769	$1,474,393	34,326	$3,209,560	$4,683,953
Steven E. Creviston, Senior Vice President and President of Connectivity and Sensors	18,135	$1,695,685	39,474	$3,690,933	$5,386,618
Paul J. Fego, Senior Vice President of Global Operations	20,965	$1,960,243	45,940	$4,295,437	$6,255,679
All Other Executive Officers as a Group (Two Executive Officers)	16,485	$1,541,407	36,212	$3,385,884	$4,927,291
Non-Employee Directors as a Group (Nine Non-Employee Directors)	22,464	$2,100,429	—	—	—

(1)
Represents shares of Qorvo Common Stock subject to Accelerated Qorvo RSUs as of October 28, 2025. At the Effective Time, each Accelerated Qorvo RSU will be canceled in consideration for the right to receive the Merger Consideration in respect of each share of Qorvo Common Stock that was subject to such Accelerated Qorvo RSU immediately prior to the Effective Time.

(2)
Represents the estimated value of the Merger Consideration payable in respect of such Accelerated Qorvo RSUs, based on the Estimated Qorvo Stock Price.

(3)
Represents shares of Qorvo Common Stock subject to Unvested Qorvo RSU Awards as of October 28, 2025. At the Effective Time, each Unvested Qorvo RSU Award will be converted into Adjusted RSU Awards, with the number of shares of Skyworks Common Stock subject to such Adjusted RSU Awards being determined based on the Conversion Ratio, assuming achievement of the performance conditions applicable to Qorvo PBRSU Awards at the greater of (a) target performance and (b) actual performance as of immediately prior to the Effective Time.

(4)
Represents the estimated fair market value of the Unvested Qorvo RSU Awards as of October 28, 2025, based on the Estimated Qorvo Stock Price.

(5)
Represents the estimated aggregate cash value of (a) the estimated value of the Merger Consideration payable in respect of such Accelerated Qorvo RSUs, based on the Estimated Qorvo Stock Price and (b) the estimated fair market value of the Unvested Qorvo RSU Awards as of October 28, 2025, based on the Estimated Qorvo Stock Price.

Golden Parachute Compensation
The table below sets forth the information required under Item 402(t) of Regulation S-K, including (a) the cash severance that would become due to each of our named executive officers upon a termination of their employment due to a Qualifying Termination occurring on the Closing Date, (b) the prorated annual bonus for fiscal year 2026, (c) the Qorvo RSU Awards and Qorvo PBRSU Awards held by the applicable Qorvo executive officer that vest on either a single- or double-trigger basis upon the occurrence of the Effective Time or a Qualifying Termination at the Effective Time, respectively, (d) the COBRA Continuation that may be paid or provided to the applicable executive officer upon a Qualifying Termination and (e) payment of outstanding nonqualified deferred compensation account balances that would become due upon the occurrence of the Effective Time. For purposes of this discussion, “single trigger” refers to payments and benefits that arise solely as a result of the consummation of the Mergers and “double trigger” refers to benefits that require two conditions, which are, in Qorvo’s arrangements, as applicable, the consummation of the Mergers as well as a Qualifying Termination within the applicable Termination Period. For purposes of the chart below, each of Qorvo’s named executive officers is assumed to experience a Qualifying Termination on October 28, 2025.
Executive Officers	Cash(1) ($)	Equity(2) ($)	Pension/ NQDC(3) ($)	Perquisites/ Benefits(4) ($)	Tax Reimbursement(5) ($)	Total ($)
Robert A. Bruggeworth, President and Chief Executive Officer	$6,535,370	$25,178,729	—	$23,922	$18,504	$32,294,193
Grant A. Brown, Senior Vice President and Chief Financial Officer	$3,828,358	$6,800,888	$478,176	$47,556	$36,774	$11,331,472
Philip Chesley, Senior Vice President and President of High Performance Analog	$1,808,338	$4,683,953	—	$23,922	$18,504	$6,635,374
Steven E. Creviston, Senior Vice President and President of Connectivity and Sensors	$2,086,994	$5,386,618	—	$29,610	$22,896	$7,641,906
Paul J. Fego, Senior Vice President of Global Operations	$1,888,741	$6,255,679	—	$23,724	$18,342	$8,312,431

(1)
This amount represents the cash severance payments that each of Qorvo’s named executive officers may receive under the Executive Change in Control Agreements upon a Qualifying Termination as of October 28, 2025, which are equal to (a) two (2) times the sum of his annual base salary and target bonus for Messrs. Bruggeworth and Brown and (b) one and a half (1.5) times the sum of the applicable annual base salary and target bonus for each other named executive officer, (c) for each executive officer, the prorated payment of the 2026 annual bonus, assuming that each experiences a Qualifying Termination on October 28, 2025 and (d) for Mr. Brown, the full value of his Executive Retention Award. The individual components of this column are quantified in the table immediately below:
Executive Officers	Base Salary ($)	Bonus ($)	Pro Rata 2026 Bonus ($)	Executive Retention Award ($)	Total ($)
Robert A. Bruggeworth, President and Chief Executive Officer	$2,132,496	$3,411,994	$990,880	—	$6,535,370
Grant A. Brown, Senior Vice President and Chief Financial Officer	$1,314,968	$1,183,471	$343,693	$986,226	$3,828,358
Philip Chesley, Senior Vice President and President of High Performance Analog	$804,245	$723,830	$280,274	—	$1,808,338
Steven E. Creviston, Senior Vice President and President of Connectivity and Sensors	$928,175	$835,357	$323,462	—	$2,086,994
Paul J. Fego, Senior Vice President of Global Operations	$840,003	$756,003	$292,735	—	$1,888,741

(2)
This amount represents the sum of (a) the “single-trigger” payments or vesting that will become due or occur at the Effective Time with respect to the Accelerated Qorvo RSUs held by the named executive officers that are unvested as of October 28, 2025 and (b) the “double trigger” payments or vesting that will become due or occur upon a Qualifying Termination with respect to the Unvested Qorvo RSU Awards held by the executive officers that will convert into Adjusted RSU Awards based on the Conversion Ratio, with such amounts calculated based on the Estimated Qorvo Stock Price and assuming the occurrence of a Qualifying Termination occurred on October 28, 2025. The individual components of this column are quantified in the table immediately below:

Executive Officers	Number of Shares of Qorvo Common Stock Subject to Accelerated Qorvo RSUs (#)	Aggregate Value of Accelerated Qorvo RSUs ($)	Total Number of Unvested Qorvo RSU Awards (#)	Aggregate Value of Unvested Qorvo RSU Awards ($)	Total Value of (i) Accelerated Qorvo RSUs and (ii) Unvested Qorvo RSU Awards ($)
Robert A. Bruggeworth, President and Chief Executive Officer	84,676	$7,917,368	184,610	$17,261,361	$25,178,729
Grant A. Brown, Senior Vice President and Chief Financial Officer	22,794	$2,131,278	49,941	$4,669,610	$6,800,888
Philip Chesley, Senior Vice President and President of High Performance Analog	15,769	$1,474,393	34,326	$3,209,560	$4,683,953
Steven E. Creviston, Senior Vice President and President of Connectivity and Sensors	18,135	$1,695,685	39,474	$3,690,933	$5,386,618
Paul J. Fego, Senior Vice President of Global Operations	20,965	$1,960,243	45,940	$4,295,437	$6,255,679

(3)
This amount represents the value of outstanding account balances under Qorvo’s nonqualified deferred compensation plan that would become payable upon the Effective Time.

(4)
This amount represents the value of COBRA Continuation to be paid to each named executive officer in connection with a Qualifying Termination.

(5)
This amount represents the total value of the COBRA Gross-Up Payments each named executive officer would receive if they experienced a Qualifying Termination as of October 28, 2025.

The total golden parachute compensation payable to all other executive officers as a group, assuming that each experiences a Qualifying Termination on October 28, 2025, is $9,894,279.
Accounting Treatment of the Mergers
The Pro Forma Financial Statements were prepared on the basis that Skyworks, assuming receipt of the requisite regulatory approvals and consummation of the Mergers, will account for the Mergers as a purchase of Qorvo using the acquisition method pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 805, Business Combinations. Under the acquisition method, the assets and liabilities of Qorvo are recorded at their fair value at the effective time of the Mergers. In addition, the total consideration, measured at the market price at the Effective Time, is allocated to the tangible and intangible assets acquired and liabilities assumed. Fair value is defined in ASC 820, Fair Value Measurements, as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Many of these fair value measurements can be highly subjective, and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts. Once requisite regulatory approvals are received, Skyworks will consolidate Qorvo prospectively.
The transaction accounting adjustments to the Pro Forma Financial Statements are preliminary and have been made solely for the purpose of presenting the pro forma financial statements, which are necessary to comply with applicable disclosure and reporting requirements. The allocation of the estimated consideration is pending finalization of various estimates, inputs and analyses. Since the Pro Forma Financial Statements were prepared based on preliminary estimates of consideration and fair values attributable to the purchase of Qorvo, the actual amounts eventually recorded for the purchase accounting, including the identifiable goodwill, may differ materially from the information presented.
Regulatory Approvals Required for the Mergers
HSR Act
Under the HSR Act, the Mergers may not be consummated until Skyworks and Qorvo each files a Notification and Report Form with the Antitrust Division of the U.S. Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”), and the applicable waiting period (and any extension thereof) has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filings of their respective HSR Act notification and report forms. If the FTC or DOJ issues a request for additional information and documents (a “Second Request”) prior to the expiration of the initial waiting period, Skyworks and Qorvo must observe a second 30-day waiting period that would begin to run only after both Skyworks and Qorvo have substantially complied with the Second Request, unless the waiting period is terminated earlier or Skyworks and Qorvo otherwise agree to extend the waiting period. Skyworks and Qorvo each filed an HSR notification with the FTC and the DOJ on December 4, 2025. Skyworks intends to withdraw its notification and report form pursuant to the HSR Act by January 5, 2026 and refile no later than January 7, 2026. Upon refiling the notification and report form pursuant to the HSR Act, the waiting period under the HSR Act will expire no later than February 6, 2026, unless extended by a request for additional information or documentary material. Skyworks and Qorvo have also submitted merger control filings in China, South Korea, and Taiwan.
At any time before or after consummation of the Mergers, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC, the DOJ or any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Mergers, seeking divestiture of substantial assets of Skyworks and/or Qorvo, or seeking to require Skyworks and/or Qorvo to license or hold separate assets or terminate existing relationships and contractual rights. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. There can be no assurance that a challenge to the Mergers will not be made or that, if a challenge is made, Skyworks and/or Qorvo will prevail. Additionally, the Merger Agreement sets forth the parties’ respective obligations with respect to obtaining required regulatory approvals, and there can be no assurances and, accordingly, there is no guarantee that the parties would, or would be able to, effect any such required remedies, or remedies sought by any other jurisdictions, which could result in the Transactions failing to be consummated.
Expiration or termination of the applicable waiting periods under the HSR Act is a closing condition as described in “The Merger Agreement — Conditions to the Mergers — Conditions to Each Party’s Obligation to Effect the Mergers”
Other Regulatory Approvals
Skyworks and Qorvo have also determined as of December 23, 2025, the date of this joint proxy statement/prospectus, to make notifications pursuant to antitrust and competition laws with the appropriate regulators in The People’s Republic of China, the Republic of Korea and Taiwan, and, subject to the occurrence of certain events, may make notifications in other jurisdictions in the future. The Mergers cannot be consummated until all applicable waiting periods (and any extensions thereof) applicable to the Mergers under the antitrust laws in the relevant jurisdictions have expired or otherwise been terminated, or all requisite clearances, consents and approvals pursuant thereto have been obtained.
Skyworks and Qorvo have also determined as of December 23, 2025, the date of this joint proxy statement/prospectus, to make notifications pursuant to investment screening laws with the appropriate regulators in Belgium, France, Germany, Ireland, Italy, Netherlands, Spain and the United Kingdom, and, subject to the occurrence of certain events, may make notifications in other jurisdictions in the future. The Mergers are also subject to the expiration or otherwise termination of the applicable review periods (and any extensions) under, or the receipt of approvals, clearances, consents and approvals under, the relevant investment screening laws in the relevant jurisdictions. In addition, relevant regulatory bodies could take action under other applicable regulatory laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin or otherwise prevent the consummation of the Mergers or permitting consummation subject to regulatory conditions. Private parties may also seek to take legal action under regulatory laws under certain circumstances. There can be no assurance that a challenge to the Mergers on regulatory grounds will not be made or that, if a challenge is made, Skyworks and/or Qorvo will prevail.
Exchange of Shares
The conversion of shares of Qorvo Common Stock (other than shares of Qorvo Common Stock that are held (a) directly or indirectly, by any wholly-owned subsidiary of Qorvo immediately prior to the Effective Time, (b) by Qorvo (or held in Qorvo’s treasury) or (c) directly or indirectly, by Skyworks, Merger Sub I, Merger Sub II or any other wholly-owned subsidiary of Skyworks immediately prior to the Effective Time, and (d) the Dissenting Shares) into the right to receive the Merger Consideration will occur automatically at the Effective Time.
Prior to the Effective Time, Skyworks will designate an exchange agent (the “Exchange Agent”) for the purpose of exchanging book-entry shares and certificates representing shares of Qorvo Common Stock for the Merger Consideration. In addition, at or prior to the Effective Time, Skyworks will deposit or cause to be deposited with the Exchange Agent for the benefit of the holders of shares of Qorvo Common Stock (a) cash and (b) evidence of shares of Skyworks Common Stock, in amounts sufficient to deliver the Merger Consideration.
As soon as reasonably practicable after the Closing, the Exchange Agent will mail to each holder of record of a certificate or a book-entry share whose shares were converted into the right to receive the applicable Merger Consideration, as applicable:
•
a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates or book-entry shares to the Exchange Agent, and which will be in such form and have such other provisions as determined by Skyworks); and

•
instructions for use in effecting the surrender of the certificates and book-entry shares in exchange for the applicable Merger Consideration.

Upon surrender of a certificate or book-entry share, as applicable, for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Skyworks, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such certificate or book-entry share will be entitled to receive in exchange therefor that amount of Merger Consideration that such holder has the right to receive pursuant to the Merger Agreement and the certificate or book-entry share so surrendered will forthwith be canceled. If any portion of the applicable Merger Consideration is to be registered in the name of a person other than the person in whose name the applicable surrendered certificate or book-entry share is registered, it will be a condition to the registration of such Merger Consideration that (a) the surrendered certificate will be properly endorsed or otherwise be in proper form for transfer and (b) the person requesting such delivery of the Merger Consideration will pay to the Exchange Agent any transfer or other taxes required by reason of such registration in the name of a person other than the registered holder of such certificate or book-entry share or establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not applicable.
Until surrendered as contemplated by the foregoing paragraph, each certificate or book-entry share will be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration. No interest will be paid or will accrue for the benefit of holders of certificates or book-entry shares on the applicable Merger Consideration payable upon the surrender of certificates or book-entry shares.
No dividends or other distributions with respect to Skyworks Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered certificate or book-entry share with respect to any shares of Skyworks Common Stock represented thereby, and no cash payment in lieu of fractional shares will be paid to any such holder, in each case until the surrender of such certificate or book-entry share. Subject to the effect of applicable law, following surrender of any such certificate or book-entry share, there will be paid to the holder of shares of Skyworks Common Stock issued in exchange therefor, without interest, (a) at the time of such surrender, (i) the amount of any cash payable in lieu of a fractional share of Skyworks Common Stock to which such holder is entitled and (ii) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Skyworks Common Stock, and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of Skyworks Common Stock.
If any certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Skyworks or the Exchange Agent, the posting by such person of a bond in such reasonable amount as Skyworks or the Exchange Agent, as applicable, may direct as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed certificate, the Merger Consideration with respect to the shares of Qorvo Common Stock formerly represented thereby, any cash in lieu of fractional shares of Skyworks Common Stock, and unpaid dividends and distributions on shares of Skyworks Common Stock deliverable in respect thereof, pursuant to the Merger Agreement.
Debt Financing
Bridge Facility
In connection with the Mergers, Skyworks entered into the Commitment Letter, under which the Commitment Parties committed to provide $3.05 billion in an aggregate principal amount of senior unsecured bridge term loans, the availability of which is subject to mandatory commitment reductions upon the consummation of the Permanent Financing pursuant to the terms set forth in the Commitment Letter, for the purpose of the Bridge Facility.
The Bridge Facility will be available in a single drawing on the Closing Date and the proceeds will be used, together with the Permanent Financing and cash on hand of Skyworks to pay, in the event Skyworks is unable to obtain the Permanent Financing in the full amount for the purpose of financing a portion of the cash portion of the Merger Consideration, financing the Qorvo Credit Agreement Refinancing, paying related fees and expenses in connection with the Mergers and the other transactions contemplated by the Merger Agreement and, in certain circumstances, to refinance certain of Qorvo’s senior notes.
The terms of the Bridge Facility will be set forth in definitive loan documentation that will be based upon Skyworks’ Revolving Credit Agreement, dated as of May 21, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Skyworks Existing Credit Agreement”), by and among Skyworks, the borrowing subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, as administrative agent, as in effect on the date of the Commitment Letter, subject to the terms set forth in the Commitment Letter and specified documentation standards. The Bridge Facility will be subject to affirmative and negative covenants, events of default and other customary terms consistent with the specified documentation standards and the Skyworks Existing Credit Agreement. The Bridge Facility is also subject to a financial covenant requiring maintenance of a maximum consolidated leverage ratio of 3.50 to 1.00 as of the last day of the end of any fiscal quarter.
The Commitment Letter provides that voluntary prepayments of loans under the Bridge Facility may be made at any time, without premium or penalty, subject to the Commitment Parties’ redeployment costs. In addition, on or prior to the Closing Date, the commitments under the Bridge Facility, and if after the funding of the Bridge Facility on the Closing Date, the loans under the Bridge Facility, will be required to be reduced or prepaid, as applicable, with the net cash proceeds of asset sales or other dispositions of property or assets of Skyworks and its subsidiaries, subject to customary reinvestment rights, issuance, offerings or placements of debt or equity securities, subject to certain customary exceptions.
The commitments under Commitment Letter will automatically terminate on the earliest of (a) the execution of definitive documentation in respect of the Bridge Facility, (b) the date of the consummation of the Mergers, effective immediately following such consummation, with or without the use of any portion of the Bridge Facility, (c) the date on which the Merger Agreement is terminated in accordance with the terms thereof, (d) written notice from Skyworks of its election to terminate all commitments under the Bridge Facility in full and (e) five (5) business days after April 27, 2027 (or if such date is extended as provided in the Merger Agreement, such later date, subject to the limitations set forth in the Commitment Letter).
Termination of Qorvo’s Existing Indebtedness
In connection with the Mergers, the parties intend to terminate and payoff the commitments under the Qorvo Credit Agreement (the “Qorvo Credit Agreement Termination”).
In connection with the Qorvo Credit Agreement Termination, Qorvo will submit to the administrative agent under the Qorvo Credit Agreement, a notice of termination (and, if applicable, prepayment) that will request the termination of all the commitments thereunder (and, if applicable, prepayment of all loans thereunder) on or prior to the Closing Date to the extent such prepayment and/or termination notices have not been waived (such notice may state that such termination and/or prepayment is condition on the substantially concurrent closing of the Mergers). Skyworks will cause (a) repayment in full of all principal, interest and fees due in connection with the Qorvo Credit Agreement Termination and (b) all then-outstanding letters of credit issued under the Qorvo Credit Agreement to be canceled, backstopped, cash collateralized, replaced or rolled over (the “Qorvo Credit Agreement Refinancing”).
Subject to certain limitations set forth in the Merger Agreement, Qorvo is required to cooperate with, and take all actions reasonably requested by, Skyworks to facilitate the termination and payoff of the commitments under the Qorvo Credit Agreement at the Closing. Subject to certain limitations set forth in the Merger Agreement, Qorvo is required to use commercially reasonable efforts (but which efforts do not require Qorvo to commence any litigation or other adversarial proceedings against the lenders, arrangers or agents (or any other persons) under the Qorvo Credit Agreement), subject to the cooperation of the lenders thereunder, to obtain and deliver to Skyworks a customary payoff letter in connection with the Qorvo Credit Agreement. Notwithstanding the foregoing, Qorvo is not required to cause any repayment, release or termination of the Qorvo Credit Agreement.
In connection with the Mergers, Skyworks may choose to assume all or a portion of Qorvo’s outstanding senior notes, or Skyworks may seek to refinance those notes with new Skyworks indebtedness or otherwise. The terms and timing of any such transactions have not been determined as of December 23, 2025, the date of this joint proxy statement/prospectus. This joint proxy statement/prospectus does not constitute an offer to sell or the solicitation of an offer to buy, or any notice of purchase or redemption with respect to, any debt securities of Qorvo or Skyworks and does not constitute a prospectus or prospectus equivalent or other offering document for any such securities.
Appraisal Rights in the Mergers
General
If the First Merger is consummated, Qorvo stockholders of record and beneficial owners who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of their shares of Qorvo Common Stock, and who continuously hold such shares from the making of such demand through the Effective Time may be entitled to appraisal rights under Section 262 of the DGCL.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is attached to this joint proxy statement/prospectus as Annex G and incorporated herein by reference. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that Qorvo stockholders of record or beneficial owners of shares of Qorvo Common Stock exercise their appraisal rights under Section 262 of the DGCL. All references in Section 262 of the DGCL to a “stockholder” and all references in this “— Appraisal Rights in the Mergers” summary to a “Qorvo stockholder” or “holder of Qorvo Common Stock” are to the record holders of Qorvo Common Stock unless otherwise noted herein. All references herein to a “beneficial owner” mean a person or entity who is the beneficial owner of shares of Qorvo Common Stock held either in voting trust or by a nominee on behalf of such person or entity unless otherwise expressly noted herein.
Any Qorvo stockholders or beneficial owner of shares of Qorvo Common Stock contemplating the exercise of such appraisal rights should review carefully the provisions of Section 262 of the DGCL, particularly the procedural steps required to properly demand and perfect such rights. Failure to strictly follow the procedures required by Section 262 of the DGCL for demanding and perfecting appraisal rights may result in the loss of such rights. Under Section 262 of the DGCL, Qorvo stockholders of record and beneficial owners who (a) submit a written demand for appraisal of their shares prior to the vote on the Merger Agreement and do not properly withdraw their demand, fail to perfect or otherwise lose their appraisal rights, in each case in accordance with Section 262 of the DGCL; (b) do not vote in favor of the Merger Agreement Proposal; (c) continuously are the record holders or beneficial owners of such shares from the date of making such demand through the Effective Time; (d) are entitled to demand appraisal rights under Section 262 of the DGCL; and (e) otherwise follow the procedures set forth in Section 262 of the DGCL may be entitled to have their shares appraised by the Court of Chancery and to receive payment in cash of the “fair value” of the shares of Qorvo Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Mergers, as determined by the Court of Chancery, together with interest to be paid upon the amount determined to be fair value, if any, as determined by the Court of Chancery. It is possible that any such “fair value” as determined by the Court of Chancery may be more or less than, or the same as the Merger Consideration. However, because immediately before the Mergers, Qorvo Common Stock will be listed on a national exchange after an appraisal petition has been filed, the Court of Chancery will dismiss appraisal proceedings as to all Qorvo stockholders of record and beneficial owners who are otherwise entitled to appraisal rights unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of Qorvo Common Stock as measured in accordance with Section 262(g) of the DGCL or (ii) the value of the Merger Consideration for such total number of shares exceeds $1 million. At least one (1) of these “ownership thresholds” must be met in order for Qorvo stockholders of record or beneficial owners to be entitled to seek appraisal with respect to such shares of Qorvo Common Stock in connection with the First Merger. Unless the Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period; provided, however, that at any time before the Court of Chancery enters judgment in the appraisal proceeding, the Surviving Company may pay to each Qorvo stockholder of record and beneficial owner entitled to appraisal an amount in cash (a “Voluntary Cash Payment”), in which case any such interest will accrue after the time of such payment only on the amount that equals the sum of (A) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Court of Chancery and (B) interest accrued prior to the time of such cash payment, unless paid at such time. The Surviving Company is under no obligation to make such Voluntary Cash Payment before such entry of judgment.
Under Section 262 of the DGCL, where a merger agreement is to be submitted for adoption at a meeting of stockholders, such as the Qorvo Special Meeting, the corporation, not less than twenty (20) days before such meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This joint proxy statement/prospectus constitutes Qorvo’s notice to its stockholders that appraisal rights are available in connection with the First Merger, and the full text of Section 262 of the DGCL is attached to this joint proxy statement/prospectus as Annex G. In connection with the First Merger, any holder of record or beneficial owner of Qorvo Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or beneficial owner’s right to do so, should review the following discussion and Annex G carefully in its entirety because failure to timely and properly comply with the procedures specified in Section 262 of the DGCL will result in the loss of appraisal rights. In addition, the Court of Chancery will dismiss appraisal proceedings as to all holders of record and beneficial owners of shares of Qorvo Common Stock who have asserted appraisal rights unless at least one (1) ownership threshold has been satisfied. A Qorvo stockholder or beneficial owner of Qorvo Common Stock who loses his, her or its appraisal rights but continues to hold such shares at the Effective Time will be entitled to receive the Merger Consideration described in the Merger Agreement (without interest). Moreover, the process of dissenting and exercising appraisal rights requires compliance with technical prerequisites, and because of the complexity of the procedures for exercising the right to seek appraisal of shares of Qorvo Common Stock, Qorvo believes that if a Qorvo stockholder or beneficial owner of Qorvo Common Stock considers exercising such rights, such Qorvo stockholder or beneficial owner of Qorvo Common Stock should seek the advice of legal counsel.
How to Exercise and Perfect Your Appraisal Rights
Qorvo stockholders or beneficial owners of shares of Qorvo Common Stock wishing to exercise the right to seek an appraisal of their shares of Qorvo Common Stock must do ALL of the following:
•
the Qorvo stockholder or beneficial owner of shares of Qorvo Common Stock must deliver to Qorvo a written demand for appraisal before the vote on the Merger Agreement Proposal at the Qorvo Special Meeting, which written demand must reasonably inform Qorvo of the identity of the Qorvo stockholder or beneficial owner of Qorvo Common Stock, as applicable, and that the Qorvo stockholder or beneficial owner of Qorvo Common Stock intends to demand appraisal of their shares. In addition, if submitted by a beneficial owner of Qorvo Common Stock, such written demand must reasonably identify the holder of record of the shares of Qorvo Common Stock for which the demand is made and be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of Qorvo Common Stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the Surviving Company and to be set forth on the verified list of persons or entities who have demanded appraisal for their shares pursuant to Section 262(f) of the DGCL. Although not expressly required by Section 262, the Surviving Company reserves the right to take the position that the submission of all information required of a beneficial owner under Section 262(d)(3) is required with respect to any person sharing beneficial ownership of the shares for which such demand is submitted. Although a failure to vote “AGAINST” the Merger Agreement Proposal will not, in itself, constitute a waiver of appraisal rights (unless the Qorvo stockholder or beneficial owner of shares of Qorvo Common Stock votes “FOR” the Merger Agreement Proposal), the written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the Merger Agreement Proposal. Voting “AGAINST” or failing to vote “FOR” the Merger Agreement Proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL;

•
in the case of a Qorvo stockholder of record, the stockholder must not vote in favor of the Merger Agreement Proposal; if a beneficial owner of Qorvo Common Stock, such person or entity must not instruct their broker, bank or other nominee to vote their share(s) of Qorvo Common Stock in favor of the Merger Agreement Proposal;
•
the Qorvo stockholder or beneficial owner of Qorvo Common Stock must continuously hold or beneficially own, as applicable, the shares of Qorvo Common Stock from the date of making the demand through the Effective Time (a Qorvo stockholder or beneficial owner of Qorvo Common Stock will lose appraisal rights if the Qorvo stockholder or beneficial owner of Qorvo Common Stock transfers the shares after such demand and before such Effective Time); and

•
the Qorvo stockholder, the beneficial owner of Qorvo Common Stock or the Surviving Company must file a petition in the Court of Chancery demanding a determination of the fair value of the shares within one hundred twenty (120) days after the Effective Time. The Surviving Company is under no obligation to file any such petition and has no intention of doing so.

In addition, for any Qorvo stockholder or beneficial owner of Qorvo Common Stock to exercise appraisal rights, at least one (1) of the ownership thresholds must be met.
Filing a Written Demand
Any Qorvo stockholder or beneficial owner wishing to exercise appraisal rights must deliver to Qorvo, before the vote on the Merger Agreement Proposal at the Qorvo Special Meeting, a written demand for the appraisal of the Qorvo stockholder’s or beneficial owner’s shares of Qorvo Common Stock.
In the case of a Qorvo stockholder of record, such Qorvo stockholder must not vote or submit a proxy in favor of the Merger Agreement Proposal. A Qorvo stockholder of record wishing to exercise appraisal rights must hold of record the shares of Qorvo Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of record through the Effective Time, since such person or entity will lose his, her or its appraisal rights if the shares of Qorvo Common Stock are transferred after such demand is made and before the Effective Time. A proxy that is submitted in connection with the Qorvo Special Meeting and does not contain voting instructions will, unless timely revoked, be voted in favor of the Merger Agreement Proposal, and it will constitute a waiver of the Qorvo stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a Qorvo stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the Merger Agreement Proposal or abstain from voting on the Merger Agreement Proposal, or must timely revoke such proxy.
In the case of a beneficial owner of Qorvo Common Stock, banks, brokers, nominees, trustees or other record holders that hold shares of Qorvo Common Stock in “street name” for their customers do not have discretionary authority to vote those shares on the Merger Agreement Proposal without specific voting instructions from the beneficial owner on such proposal, but such banks, brokers, nominees, trustees or other record holders will vote such shares as instructed if the beneficial owner provides such instructions. If a beneficial owner of shares of Qorvo Common Stock held in “street name” instructs such person’s or entity’s bank, broker, nominee, trustee or other record holder to vote such person’s or entity’s shares of Qorvo Common Stock in favor of the Merger Agreement Proposal, and does not revoke such instruction prior to the vote on the Merger Agreement Proposal, then such shares will be voted in favor of the Merger Agreement Proposal, which will constitute a waiver of such beneficial owner’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a beneficial owner of shares of Qorvo Common Stock who wishes to exercise appraisal rights must either not provide any instructions to such person’s or entity’s bank, broker, nominee, trustee or other record holder how to vote on the Merger Agreement Proposal or must instruct such bank, broker, nominee, trustee or other record holder to vote against the Merger Agreement Proposal or abstain from voting on such proposal or timely revoke any previously provided instructions to the contrary.
Neither voting against the Merger Agreement Proposal, nor submitting a proxy against the Merger Agreement Proposal, nor abstaining from voting or failing to vote on the Merger Agreement Proposal, will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Agreement Proposal. A Qorvo stockholder’s or beneficial owner’s failure to make the written demand before the taking of the vote on the Merger Agreement Proposal at the Qorvo Special Meeting will constitute a waiver of appraisal rights.
A demand for appraisal made by a Qorvo stockholder of record or beneficial owner of Qorvo Common Stock must be executed by or on behalf of the Qorvo stockholder of record or beneficial owner, as applicable, and must reasonably inform Qorvo of the identity of such holder or beneficial owner.
In addition, in the case of a demand for appraisal made by a beneficial owner of Qorvo Common Stock, the demand must also reasonably identify the holder of record of the shares for which the demand is made, be accompanied by documentary evidence of the beneficial owner’s beneficial ownership of Qorvo Common Stock (such as a brokerage or securities account statement containing such information or a letter from the broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which such beneficial owner consents to receive notices given by the Surviving Company under Section 262 of the DGCL and to be set forth on the verified list required by Section 262(f) of the DGCL. Although not expressly required by Section 262, the Surviving Company reserves the right to take the position that the submission of all information required of a beneficial owner under Section 262(d)(3) is required with respect to any person sharing beneficial ownership of the shares of Qorvo Common Stock for which such demand is submitted. Whether made by a Qorvo stockholder or beneficial owner of Qorvo Common Stock, a written demand for appraisal must state that the person or entity intends thereby to demand appraisal of the person’s or entity’s shares of Qorvo Common Stock.
If the shares of Qorvo Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand made by a record holder serving in such capacity should be made in that capacity. If the shares of Qorvo Common Stock are held of record by more than one person, as in a joint tenancy and tenancy in common, a demand for appraisal by the record holder of the shares should be executed by or on behalf of all joint holders. An authorized agent, including an authorized agent for two (2) or more joint owners, may execute the demand for appraisal for a stockholder of record or beneficial owner; provided that the agent doing so must identify the record holder or holders of the shares (and, if by an authorized agent of any beneficial owner or owners, must identify the beneficial owner or owners and otherwise comply with the requirements applicable to appraisal demands made by a beneficial owner) and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record holder or holders, or beneficial owner or owners, as the case may be. A record holder, such as a bank, broker, nominee, trustee or other record holder, who held shares of Qorvo Common Stock immediately prior to the Effective Time as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of Qorvo Common Stock then held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Qorvo Common Stock as to which appraisal is sought. Where the number of shares of Qorvo Common Stock is not expressly stated, the demand will be presumed to cover all shares of Qorvo Common Stock that are held in the name of such record holder demanding appraisal.
Withdrawal of Appraisal
At any time within sixty (60) days after the Effective Time, any Qorvo stockholder of record or beneficial owner who has delivered a written demand to Qorvo and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the Merger Consideration by delivering to the Surviving Company, a written withdrawal of the demand for appraisal and an acceptance of the Merger Consideration. Any such attempt to withdraw the demand made more than sixty (60) days after the Effective Time will require written approval of the Surviving Company. No appraisal proceeding in the Court of Chancery will be dismissed as to any Qorvo stockholder of record or beneficial owner of Qorvo Common Stock without the approval of the Court of Chancery, and such approval may be conditioned upon such terms as the Court of Chancery deems just (including, without limitation, a reservation of jurisdiction for any application to the Court of Chancery made under Section 262(j) of the DGCL); provided, however, that any Qorvo stockholder or beneficial owner who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the Merger Consideration within sixty (60) days after the Effective Time. If the Surviving Company does not approve a request to withdraw a demand for appraisal and to accept the Merger Consideration when that approval is required, or if the Court of Chancery does not approve the dismissal of an appraisal proceeding (subject to the right to withdraw referenced above), the Qorvo stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Merger Consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Company
Within ten (10) days after the Effective Time, the Surviving Company, or its successors or assigns, will notify each Qorvo stockholder of record and beneficial owner, who has complied with Section 262 of the DGCL, and who has not voted in favor of the Merger Agreement Proposal, of the Effective Time.
Filing a Petition for Appraisal
Within one hundred twenty (120) days after the Effective Time, but not thereafter, the Surviving Company or any Qorvo stockholder of record or beneficial owner who has complied with Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Court of Chancery, with a copy served on the Surviving Company, or its successors or assigns, in the case of a petition filed by a Qorvo stockholder of record or beneficial owner, demanding a determination of the fair value of the shares of Qorvo Common Stock of all such stockholders. The Surviving Company is under no obligation to and has no present intention to file a petition and Qorvo stockholders of record and beneficial owners should not assume that the Surviving Company will file a petition or initiate any negotiations with respect to the fair value of the shares of Qorvo Common Stock. Accordingly, any holders or beneficial owners of shares of Qorvo Common Stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Qorvo Common Stock within the time and in the manner prescribed in Section 262 of the DGCL. The failure of a holder or beneficial owner of Qorvo Common Stock to file such a petition in the period and manner specified in Section 262 of the DGCL could nullify the Qorvo stockholder’s or beneficial owner’s previous written demand for appraisal.
Within one hundred twenty (120) days after the Effective Time, any Qorvo stockholder of record or beneficial owner of Qorvo Common Stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Company a statement setting forth the aggregate number of shares of Qorvo Common Stock not voted in favor of the Merger Agreement proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares or beneficial owners holding or owning such shares (provided that, in the case of a demand made by a beneficial owner in such person’s or entity’s name, the record holder of such shares will not be considered a separate stockholder holding such shares for purposes of such aggregate number). The statement must be mailed to the requesting Qorvo stockholder of record or beneficial owner within ten (10) days after such stockholder’s or beneficial owner’s, as applicable, request therefor has been received by the Surviving Company or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is timely filed by a holder or beneficial owner of shares of Qorvo Common Stock and a copy thereof is served upon the Surviving Company, the Surviving Company will then be obligated within twenty (20) days after such service to file in the office of the Register in Chancery in which the petition was filed a duly verified list (the “Verified List”) containing the names and addresses of all Qorvo stockholders or beneficial owners of shares of Qorvo Common Stock who have demanded appraisal for their shares of Qorvo Common Stock and with whom agreements as to the value of their shares have not been reached by the Surviving Company. Upon the filing of any such petition, the Register in Chancery, if so ordered by the Court of Chancery, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Surviving Company and the Qorvo stockholders or beneficial owners of shares of Qorvo Common Stock shown on the Verified List at the addresses stated therein. The costs of such notices will be borne by the Surviving Company.
After notice has been given to the Qorvo stockholders and beneficial owners of shares of Qorvo Common Stock as required by the Court of Chancery, the Court of Chancery is empowered to conduct a hearing on the petition to determine those Qorvo stockholders of record or beneficial owners who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. At the hearing on such petition, the Court of Chancery may require the Qorvo stockholders or beneficial owners of shares of Qorvo Common Stock who have demanded an appraisal for their shares and who hold shares of Qorvo Common Stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any Qorvo stockholder or beneficial owner of Qorvo Common Stock fails to comply with such direction, the Court of Chancery may dismiss the proceedings as to such Qorvo stockholder or beneficial owner of Qorvo Common Stock. Notwithstanding a Qorvo stockholder’s or beneficial owner of Qorvo Common Stock’s compliance with the foregoing requirements, Section 262 provides that, because immediately prior to the Effective Time, Qorvo Common Stock will be listed on a national securities exchange, the Court of Chancery will dismiss appraisal proceedings as to all Qorvo stockholders of record and beneficial owners who assert appraisal rights unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of Qorvo Common Stock as measured in accordance with Section 262(g) of the DGCL or (b) the value of the Merger Consideration in respect of such total number of shares exceeds $1 million.
Determination of Fair Value
After the Court of Chancery determines the Qorvo stockholders and beneficial owners of shares of Qorvo Common Stock entitled to an appraisal, assuming at least one (1) of the ownership thresholds described above has been satisfied, the appraisal proceeding will be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Court of Chancery will determine the “fair value” of the shares of Qorvo Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Mergers, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any Voluntary Cash Payment made by the Surviving Company pursuant to Section 262(h) of the DGCL that have the effect of limiting the sum on which interest accrues as described below). In determining fair value, the Court of Chancery will take into account all relevant factors. Unless the Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, at any time before the Court of Chancery’s entry of judgment in the proceedings, the Surviving Company may pay to each Qorvo stockholder and beneficial owner of Qorvo Common Stock entitled to appraisal a Voluntary Cash Payment, in which case interest will accrue thereafter only upon the sum of (a) the difference, if any, between the amount so paid by the Surviving Company and the fair value of the shares as determined by the Court of Chancery and (b) interest theretofore accrued, unless paid at that time.
In determining fair value, the Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Supreme Court of Delaware stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Mergers that throw any light on future prospects of the merged company. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but that rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Mergers and not the product of speculation, may be considered.”
Qorvo stockholders and beneficial owners of shares of Qorvo Common Stock considering seeking appraisal should be aware that the fair value of their shares of Qorvo Common Stock as so determined by the Court of Chancery could be less than, the same as or more than the value of the Merger Consideration and that an investment banking opinion as to the fairness from a financial point of view of the Merger Consideration is not an opinion as to, and might not in any manner address, “fair value” under Section 262 of the DGCL.
Although Qorvo believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Court of Chancery, and Qorvo stockholders and beneficial owners of shares of Qorvo Common Stock should recognize that such an appraisal could result in a determination of a value lower or higher than, or the same as, the Merger Consideration. None of the parties to the Mergers anticipates offering more than the Merger Consideration to any Qorvo stockholder or beneficial owner of shares of Qorvo Common Stock exercising appraisal rights, and each of the parties to the Merger Agreement reserves the right to make a Voluntary Cash Payment pursuant to Section 262(h) of the DGCL and to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of a share of Qorvo Common Stock is less than the Merger Consideration.
Upon application by the Surviving Company or by any Qorvo stockholder or beneficial owner of Qorvo Common Stock entitled to participate in the appraisal proceeding, the Court of Chancery may, in its discretion, proceed to trial upon the appraisal before the final determination of Qorvo stockholders and beneficial owners entitled to an appraisal. Any Qorvo stockholder or beneficial owner of Qorvo Common Stock whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such Qorvo stockholder or beneficial owner of Qorvo Common Stock is not entitled to appraisal rights or that neither of the ownership thresholds is met. The Court of Chancery will direct the payment of the fair value of the shares of Qorvo Common Stock, together with interest, if any, by the Surviving Company to Qorvo stockholders of record or beneficial owners entitled thereto. Payment will be made to each such Qorvo stockholder or beneficial owner upon the terms and conditions as the Court of Chancery may order. The Court of Chancery’s decree may be enforced as other decrees in such court may be enforced. If a petition for appraisal is not timely filed or if neither of the ownership thresholds is met, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Court of Chancery and taxed upon the parties as the Court of Chancery deems equitable under the circumstances. Upon application of a Qorvo stockholder or beneficial owner of Qorvo Common Stock whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith, the Court of Chancery may also order all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL.
From and after the Effective Time, no Qorvo stockholder or beneficial owner of Qorvo Common Stock who has demanded appraisal rights will be entitled to vote such shares of Qorvo Common Stock for any purpose or to receive payment of dividends or other distributions on such shares of Qorvo Common Stock, except dividends or other distributions on such shares of Qorvo Common Stock, if any, payable to Qorvo stockholders as of a time before the Effective Time. If any stockholder who demands appraisal of shares of Qorvo Common Stock under Section 262 of the DGCL fails to perfect or effectively loses or validly withdraws such holder’s right to appraisal, the stockholder’s shares of Qorvo Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration, without interest. A Qorvo stockholder or beneficial owner of Qorvo Common Stock will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within one hundred twenty (120) days after the Effective Time, if neither of the ownership thresholds is met or if the Qorvo stockholder or beneficial owner of Qorvo Common Stock delivers to the Surviving Company a written withdrawal of the demand for an appraisal and an acceptance of the Merger Consideration, either within sixty (60) days after the Effective Time or thereafter with the written approval of the Surviving Company. Once a petition for appraisal is filed with the Court of Chancery, however, the appraisal proceeding may not be dismissed as to any person without the approval of the Court of Chancery, and such approval may be conditioned upon such terms as the court deems just (including, without limitation, a reservation of jurisdiction for any application to the Court of Chancery made under Section 262(j) of the DGCL); provided, however, that the foregoing will not affect the right of any Qorvo stockholder or beneficial owner of shares of Qorvo Common Stock who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s or beneficial owner’s demand for appraisal and to accept the terms offered upon the First Merger within sixty (60) days after the Effective Time. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of a stockholder’s or beneficial owner’s statutory appraisal rights.
In view of the complexity of Section 262 of the DGCL, Qorvo stockholders of record and beneficial owners wishing to exercise appraisal rights are encouraged to consult legal counsel before attempting to exercise those rights.
If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:
Qorvo, Inc.
Attention: Corporate Secretary
7628 Thorndike Road
Greensboro, North Carolina 27409-9421
(336) 664-1233
Nasdaq Listing of Skyworks Common Stock; Delisting and Deregistration of Qorvo Common Stock
Each of Skyworks and Qorvo will take all action necessary to cause the Skyworks Common Stock to be issued in connection with the Mergers to be listed on Nasdaq, subject to official notice of issuance, at or prior to the Closing Date. If the Mergers are consummated, Qorvo Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act.
Expected Timing of the Mergers
Skyworks and Qorvo currently expect the Mergers to be consummated early in calendar year 2027, subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the shares of Qorvo Common Stock outstanding and entitled to vote thereon at the Qorvo Special Meeting, assuming a quorum is present, (b) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Mergers under certain other antitrust and foreign investment regimes, (c) the absence of any order, injunction or law of such jurisdictions prohibiting the Mergers, (d) the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part, (e) the approval of the issuance of shares of Skyworks Common Stock included in the Merger Consideration by a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon, (f) the accuracy of Qorvo and Skyworks’ respective representations and warranties, subject to certain standards set forth in the Merger Agreement, (g) compliance in all material respects with Qorvo’s and Skyworks’ respective obligations under the Merger Agreement and (h) the absence of a continuing material adverse effect with respect to each of Skyworks and Qorvo.
However, Skyworks and Qorvo cannot predict the actual date on which the Mergers will be consummated because consummation is subject to conditions beyond their control and it is possible that such conditions could result in the Mergers being consummated earlier or later or not being consummated at all. See “The Mergers — Regulatory Approvals Required for the Mergers” and “The Merger Agreement — Conditions to the Mergers.”
U.S. Federal Income Tax Consequences of the Mergers
The following discussion is a summary of the U.S. federal income tax consequences of the Mergers to U.S. Holders of shares of Qorvo Common Stock that exchange their shares of Qorvo Common Stock for the Merger Consideration in the Mergers. The discussion is based on the provisions of the Code, U.S. Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as currently in effect as of the date of this joint proxy statement/prospectus and all of which are subject to change (possibly with retroactive effect) and differing interpretations. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this joint proxy statement/prospectus. Tax considerations arising under foreign, state or local laws, or U.S. federal laws other than those pertaining to U.S. federal income tax (such as estate or gift tax laws), are not addressed in this joint proxy statement/prospectus.
For purposes of this discussion, the term “U.S. Holder” refers to a beneficial owner of Qorvo Common Stock that is, for U.S. federal income tax purposes:
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an individual citizen or resident of the United States;

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a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any of its political subdivisions;

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a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined in the Code) have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election under applicable U.S. Treasury regulations to be treated as a U.S. person; or

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an estate that is subject to U.S. federal income taxation on its income regardless of its source.

This discussion applies only to U.S. Holders of Qorvo Common Stock that hold their shares of Qorvo Common Stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). For the avoidance of doubt, this discussion does not apply to any holders of Qorvo RSU Awards that are canceled and converted into the right to receive the Merger Consideration in connection with the Mergers. This discussion is not a complete description of all of the tax consequences of the Mergers, and does not address any consequences arising under any minimum tax, unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 or Sections 1471 through 1474 of the Code (commonly referred to as FATCA) (including the U.S. Treasury regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith). This discussion also does not address all aspects of U.S. federal income taxation that may be relevant to a particular U.S. Holder in light of its personal circumstances or to U.S. Holders subject to special treatment under the U.S. federal income tax laws, including, for example:
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banks, thrifts, mutual funds, insurance companies or other financial institutions;

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pass-through entities or arrangements treated as partnerships for U.S. federal income tax purposes or S corporations (or investors in pass-through entities or arrangements treated as partnerships for U.S. federal income tax purposes or S corporations);

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tax-exempt organizations or governmental organizations;

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dealers or brokers in stocks, securities, commodities, or currencies;

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traders in securities that elect to use a mark-to-market method of accounting;

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individual retirement or other deferred accounts;

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persons that hold shares of Qorvo Common Stock as part of a straddle, hedge, appreciated financial position, constructive sale, conversion, integrated or other risk reduction transaction;

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regulated investment companies or real estate investment trusts;

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U.S. Holders whose “functional currency” is not the U.S. dollar;

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U.S. expatriates;

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persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

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holders who, directly, indirectly or constructively own (or at any time during the five-year period ending on the date of the Mergers owned) 5% or more of Qorvo Common Stock;

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holders who hold their shares as “qualified small business stock” within the meaning of Section 1202(c) of the Code;

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holders who acquired their shares of Qorvo Common Stock in exchange for claims arising out of the Qorvo chapter 11 case;

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stockholders who acquired their shares of Qorvo Common Stock through the exercise of employee stock options, as a restricted stock award or otherwise as compensation; and

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holders who held shares of both Qorvo Common Stock and Skyworks Common Stock prior to the Mergers.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of Qorvo Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partner and partnership. Partnerships holding shares of Qorvo Common Stock and partners in such partnerships are urged to consult their tax advisors about the tax consequences of the Mergers to them.
This discussion is not tax advice and does not purport to be a complete analysis or discussion of all U.S. federal income tax considerations relating to the Mergers. The actual tax consequences of the Mergers to you may be complex and may depend on your specific situation and on factors not within Skyworks’ or Qorvo’s control. You are urged to consult with your own tax advisor as to the tax consequences of the Mergers in your particular circumstances, including any federal, state, local or foreign and other applicable tax laws and of changes in those laws.
Qorvo and Skyworks intend for the Mergers, taken together, to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. The consummation of the Mergers is not conditioned on the Mergers qualifying for the intended tax treatment or upon the receipt of an opinion of counsel to that effect, and neither Qorvo nor Skyworks will request a ruling from the IRS regarding the U.S. federal income tax consequences of the Mergers. However, in connection with the registration statement of which this joint proxy statement/prospectus forms a part, each of Davis Polk & Wardwell LLP, legal counsel to Qorvo, and Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to Skyworks, has delivered a legal opinion to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
These opinions will be based upon and rely on, among other things, various facts, assumptions, representations and warranties and covenants, including those contained in the Merger Agreement and in the representation letters provided by Skyworks (on behalf of itself, Merger Sub I and Merger Sub II) and Qorvo. If any of these facts, assumptions, representations and warranties and covenants underlying the tax opinions described above is or becomes incorrect, incomplete, inaccurate or is waived or violated, the validity of, and the conclusions reached in, such tax opinions may be affected or jeopardized. In addition, the opinions will be subject to certain qualifications and limitations as set forth therein. Moreover, an opinion of counsel represents such counsel’s judgment and is not binding on the IRS or any court and the IRS or a court may disagree with the conclusions reached by an opinion of counsel. Notwithstanding the receipt by Skyworks and Qorvo of the opinions of counsel, there can be no assurance that the IRS would not assert that the Mergers fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code or that a court would not sustain such position.
Provided the Mergers, taken together, qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Mergers to U.S. Holders generally are as follows.
Tax Consequences of the Mergers Generally
Neither Qorvo nor Skyworks will recognize gain or loss for United States federal income tax purposes as a result of the Mergers.
A U.S. Holder of Qorvo Common Stock who acquired different blocks of Qorvo Common Stock at different times and at different prices generally must apply the rules described in the following sections separately to each identifiable block of shares of Qorvo Common Stock. A U.S. Holder of Qorvo Common Stock who holds Qorvo Common Stock with differing bases or holding periods should consult his, her or its tax advisor with regard to identifying the particular shares of Qorvo Common Stock and identifying the bases or holding periods of the particular shares of Skyworks Common Stock received in the Mergers.

Exchange of Shares of Qorvo Common Stock for a Combination of Skyworks Common Stock and Cash
Except as described below with respect to the receipt of cash in lieu of a fractional share of Skyworks Common Stock, a U.S. Holder of Qorvo Common Stock who exchanges shares of Qorvo Common Stock for a combination of Skyworks Common Stock and cash will recognize gain, if any, (but not loss) equal to the lesser of (a) the excess, if any, of the amount of cash plus the fair market value at the Effective Time of the Skyworks Common Stock received in exchange for such shares of Qorvo Common Stock in the Mergers, over such holder’s tax basis in the shares of Qorvo Common Stock exchanged therefor and (b) the amount of cash received by such holder in exchange for such shares of Qorvo Common Stock (in each case, excluding any cash received in lieu of a fractional share of Skyworks Common Stock, which is addressed in “— Cash in Lieu of Fractional Shares”). Generally, such holder’s aggregate tax basis in the Skyworks Common Stock received by such holder in the Mergers, including the basis allocable to any fractional share of Skyworks Common Stock for which cash is received, will equal such holder’s aggregate tax basis in the shares of Qorvo Common Stock exchanged therefor, increased by the amount of taxable gain, if any, recognized by such holder of Qorvo Common Stock in the exchange of such shares (excluding any gain recognized with respect to any fractional share of Skyworks Common Stock, as described below), and decreased by the amount of cash received by such holder of Qorvo Common Stock in exchange for such shares of Qorvo Common Stock (excluding any cash received in lieu of a fractional share of Skyworks Common Stock, as described below). A U.S. Holder’s holding period in the Skyworks Common Stock received (including the holding period of any fractional share of Skyworks Common Stock deemed received and redeemed, as described below) will include the holding period for the holder’s shares of Qorvo Common Stock surrendered in exchange therefor.
Cash in Lieu of Fractional Shares
A U.S. Holder of Qorvo Common Stock that receives cash in lieu of a fractional share of Skyworks Common Stock will generally be treated as having received such fractional share and then as having received such cash in redemption of the fractional share. Gain or loss will generally be recognized based on the difference between the amount of cash received in lieu of the fractional share of Skyworks Common Stock and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of Qorvo Common Stock exchanged therefor which is allocable to the fractional share.
Capital Gain or Loss
Any gain or loss recognized with respect to the exchange of Qorvo Common Stock in the Mergers will generally be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the U.S. Holder’s holding period for its Qorvo Common Stock surrendered in the Mergers exceeds one (1) year at the Effective Time. Long-term capital gains of certain non-corporate holders of Qorvo Common Stock, including individuals, are generally taxed at preferential rates. The deductibility of capital losses is subject to limitations.
Reporting Requirements
Each holder of shares of Qorvo Common Stock who receives shares of Skyworks Common Stock in the Mergers is required to retain permanent records pertaining to the Mergers and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of the Qorvo Common Stock exchanged and the amount of Skyworks Common Stock and cash received in exchange therefor. Additionally, holders of shares of Qorvo Common Stock who owned immediately before the Mergers at least 5% (by vote or value) of the total outstanding stock of Skyworks are required to attach a statement to their U.S. federal income tax returns for the year in which the Mergers are consummated that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the holder’s tax basis in such holder’s Qorvo Common Stock surrendered in the Mergers, the fair market value of such stock, the date of the Mergers and the name and employer identification number of each of Qorvo and Skyworks. Holders of shares of Qorvo Common Stock are urged to consult with their tax advisors regarding these rules.

Backup Withholding and Information Reporting
A holder of shares of Qorvo Common Stock may, under certain circumstances, be subject to information reporting and backup withholding (currently, at a rate of 24%) on any cash payments received in the Mergers, including payments of cash in lieu of fractional shares, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a payee’s U.S. federal income tax liability, if any, so long as such payee furnishes the required information to the IRS in a timely manner.
This discussion of U.S. federal income tax consequences is for general information purposes only and is not intended to be, and should not be construed as, tax advice. Determining the actual tax consequences of the Mergers to you may be complex and will depend on your specific situation and on factors that are not within our control. You should consult your tax advisors with respect to the application of U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the U.S. federal estate or gift tax rules or under the applicable laws of any state, local, non-U.S. or other taxing jurisdiction.
Litigation Related to the Mergers
Stockholders may file lawsuits challenging the Mergers, which may name Skyworks, Qorvo, members of the Skyworks Board, members of the Qorvo Board or others as defendants. No assurance can be made as to the outcome of such lawsuits, including the amount of costs associated with defending claims or any other liabilities that may be incurred in connection with the litigation of any claims. If plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the Mergers on the agreed-upon terms, such an injunction may delay the consummation of the Mergers or may prevent the Mergers from being completed altogether.
Skyworks and Qorvo have each received demand letters from certain purported stockholders of Skyworks and Qorvo, as applicable, that allege deficiencies and/or omissions in the registration statement of which this joint proxy statement/prospectus forms a part. The demand letters seek additional disclosures to remedy these purported deficiencies. Skyworks and Qorvo believe that the allegations in these letters are without merit. There can be no assurances that complaints or additional demands will not be filed or made with respect to the Mergers. If additional similar demands are made, neither Skyworks nor Qorvo will necessarily announce them.

THE MERGER AGREEMENT
The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by the Merger Agreement, which is attached to this joint proxy statement/prospectus as Annex A and constitutes part of this joint proxy statement/prospectus. We encourage you to read carefully the Merger Agreement in its entirety because this summary may not contain all of the information about the Merger Agreement that is important to you. The rights and obligations of the parties to the Merger Agreement are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this joint proxy statement/prospectus.
The representations, warranties, covenants, and agreements described below and included in the Merger Agreement were made only for purposes of the Merger Agreement as of specific dates, were solely for the benefit of the parties to the Merger Agreement (except as otherwise specified therein), and may be subject to important qualifications, limitations, and supplemental information agreed to by Skyworks, Merger Sub I, Merger Sub II and Qorvo in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing circumstances in which a party to the Merger Agreement may have the right not to consummate the Mergers if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. Except for the right of Qorvo stockholders to receive the Merger Consideration (as applicable), investors and security holders (in their capacities as such) are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Skyworks, Merger Sub I, Merger Sub II and Qorvo or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. In addition, you should not rely on the covenants and agreements in the Merger Agreement as actual limitations on the respective businesses of Skyworks, Merger Sub I, Merger Sub II and Qorvo because the parties to the Merger Agreement may take certain actions that are either expressly permitted in the confidential disclosure schedules to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and included as Annex A to this joint proxy statement/prospectus, only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding Skyworks, Merger Sub I, Merger Sub II and Qorvo or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should carefully read the information provided elsewhere in this document and in the filings that each of Skyworks and Qorvo has made or will make with the SEC in their entirety. See “Where You Can Find More Information.”
Structure of the Mergers
The Merger Agreement provides, upon the terms and subject to the conditions thereof, for two (2) mergers involving Qorvo. First, Merger Sub I will merge with and into Qorvo, with Qorvo continuing as the Surviving Corporation and a wholly-owned subsidiary of Skyworks. Immediately following the First Merger and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the Surviving Company and a wholly-owned subsidiary of Skyworks.
Closing
Unless another date, time, or place is agreed to in writing by Skyworks and Qorvo, the Closing will occur no later than the fifth (5th) business day after satisfaction or waiver of the closing conditions described below under “— Conditions to the Mergers” (other than those conditions that by their terms are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions).

Effective Times
As soon as practicable on the Closing Date, the parties to the Merger Agreement will cause the First Merger to be consummated by filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the First Merger, duly executed and completed in accordance with the relevant provisions of the DGCL, and will make all other filings or recordings required under the DGCL. The Effective Time occurs when the First Merger becomes effective.
Immediately following the Effective Time, the parties to the Merger Agreement will cause the Second Merger to be consummated by filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the Second Merger, duly executed and completed in accordance with the relevant provisions of the DGCL and the DLLCA, and will make all other filings or recordings required under the DGCL and the DLLCA. The Second Effective Time occurs when the Second Merger becomes effective.
Merger Consideration Received by Qorvo Stockholders; Withholding Rights
At the Effective Time, each outstanding share of Qorvo Common Stock (other than shares of Qorvo Common Stock that are held (a) directly or indirectly, by any wholly-owned subsidiary of Qorvo immediately prior to the Effective Time, (b) by Qorvo (or held in Qorvo’s treasury) or (c) directly or indirectly, by Skyworks, Merger Sub I, Merger Sub II or any other wholly-owned subsidiary of Skyworks immediately prior to the Effective Time, and (d) the Dissenting Shares) will be converted into the right to receive the Merger Consideration, which is (i) 0.960 shares of Skyworks Common Stock, without interest, and (ii) $32.50 in cash, without interest, subject to applicable withholding taxes.
Each of Skyworks, Qorvo, Merger Sub I, Merger Sub II, the Surviving Corporation, the Surviving Company and the Exchange Agent, and their respective agents, as applicable, will be entitled to deduct and withhold from any amounts payable pursuant to the Merger Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any other applicable law. To the extent that amounts are so withheld or paid over to or deposited with the relevant governmental body, such withheld amounts shall be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction and withholding was made.
Conversion of Shares; Exchange of Certificates; No Fractional Shares
The conversion of shares of Qorvo Common Stock (other than shares of Qorvo Common Stock that are held (a) directly or indirectly, by any wholly-owned subsidiary of Qorvo immediately prior to the Effective Time, (b) by Qorvo (or held in Qorvo’s treasury) or (c) directly or indirectly, by Skyworks, Merger Sub I, Merger Sub II or any other wholly-owned subsidiary of Skyworks immediately prior to the Effective Time, and (d) the Dissenting Shares) into the right to receive the Merger Consideration will occur automatically at the Effective Time.
Prior to the Effective Time, Skyworks will designate an Exchange Agent for the purpose of exchanging book-entry shares and certificates representing shares of Qorvo Common Stock for the Merger Consideration. In addition, at or prior to the Effective Time, Skyworks will deposit or cause to be deposited with the Exchange Agent for the benefit of the holders of shares of Qorvo Common Stock (a) cash and (b) evidence of shares of Skyworks Common Stock, in amounts sufficient to deliver the Merger Consideration.
As soon as reasonably practicable after the Closing, the Exchange Agent will mail to each holder of record of a certificate or a book-entry share whose shares were converted into the right to receive the applicable Merger Consideration, as applicable:
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a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates or book-entry shares to the Exchange Agent, and which will be in such form and have such other provisions as determined by Skyworks); and

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instructions for use in effecting the surrender of the certificates and book-entry shares in exchange for the applicable Merger Consideration.

Upon surrender of a certificate or book-entry share, as applicable, for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Skyworks, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such certificate or book-entry share will be entitled to receive in exchange therefor that amount of Merger Consideration that such holder has the right to receive pursuant to the Merger Agreement and the certificate or book-entry share so surrendered will forthwith be canceled. If any portion of the applicable Merger Consideration is to be registered in the name of a person other than the person in whose name the applicable surrendered certificate or book-entry share is registered, it will be a condition to the registration of such Merger Consideration that (a) the surrendered certificate will be properly endorsed or otherwise be in proper form for transfer and (b) the person requesting such delivery of the Merger Consideration will pay to the Exchange Agent any transfer or other taxes required by reason of such registration in the name of a person other than the registered holder of such certificate or book-entry share or establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not applicable.
Until surrendered as contemplated by the foregoing paragraph, each certificate or book-entry share will be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration. No interest will be paid or will accrue for the benefit of holders of certificates or book-entry shares on the applicable Merger Consideration payable upon the surrender of certificates or book-entry shares.
No dividends or other distributions with respect to Skyworks Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered certificate or book-entry share with respect to any shares of Skyworks Common Stock represented thereby, and no cash payment in lieu of fractional shares will be paid to any such holder, in each case until the surrender of such certificate or book-entry share. Subject to the effect of applicable law, following surrender of any such certificate or book-entry share, there will be paid to the holder of shares of Skyworks Common Stock issued in exchange therefor, without interest, (a) at the time of such surrender, (i) the amount of any cash payable in lieu of a fractional share of Skyworks Common Stock to which such holder is entitled and (ii) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Skyworks Common Stock, and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of Skyworks Common Stock.
If any certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Skyworks or the Exchange Agent, the posting by such person of a bond in such reasonable amount as Skyworks or the Exchange Agent, as applicable, may direct as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed certificate, the Merger Consideration with respect to the shares of Qorvo Common Stock formerly represented thereby, any cash in lieu of fractional shares of Skyworks Common Stock, and unpaid dividends and distributions on shares of Skyworks Common Stock deliverable in respect thereof, pursuant to the Merger Agreement.
No certificates representing fractional shares of Skyworks Common Stock will be issued upon the surrender for exchange of certificates or book-entry shares, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of Skyworks.
No fractional shares of Skyworks Common Stock will be issued in connection with the Mergers, and Qorvo stockholders will receive cash, without interest, in lieu of any fractional shares of Skyworks Common Stock to which they otherwise would have been entitled. As promptly as practicable following the Effective Time, the Exchange Agent shall determine the Excess Shares. As soon as practicable after the Effective Time, the Exchange Agent, as agent for such holders of certificates or book-entry shares, shall sell the Excess Shares at then prevailing prices on Nasdaq in round lots to the extent practicable. Until the net proceeds of any such sale or sales have been distributed to the holders of certificates or book-entry shares, the Exchange Agent shall hold such proceeds in trust for such holders. The net proceeds of any such sale or sales of Excess Shares to be distributed to the holders of certificates or book-entry shares shall be reduced by any and all commissions, transfer taxes and other out-of-pocket transaction costs, as well as any expenses, of the Exchange Agent incurred in connection with such sale or sales. The Exchange Agent shall determine the portion of such net proceeds to which each holder of certificates or book-entry shares will be entitled, if any, by multiplying the amount of the aggregate net proceeds by a fraction, the numerator of which is the amount of the fractional share interest to which such holder of certificates or book-entry shares is entitled (after taking into account all certificates and book-entry shares then held by such holder) and the denominator of which is the aggregate amount of fractional share interests to which all holders of certificates or book-entry shares are entitled. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of certificates or book-entry shares with respect to any fractional share interests, the Exchange Agent shall promptly pay such amounts to such holders.
Dissenting Shares
Pursuant to the Merger Agreement, Dissenting Shares will not be converted into or represent the right to receive Merger Consideration, but will be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares.
If any Dissenting Shares lose their status as such (through failure to perfect or otherwise), then, effective as of the later of the Effective Time and the date of loss of such status, such shares will be deemed automatically to have been converted into, and shall represent only, the right to receive Merger Consideration, without interest thereon, upon surrender of certificates representing shares of Qorvo Common Stock outstanding immediately prior to the Effective Time or, if such shares are uncertificated shares of Qorvo Common Stock represented by book-entry positions, upon compliance with the procedures established by the Exchange Agent for the transfer of such uncertificated shares of Qorvo Common Stock represented by book-entry positions.
Qorvo must give Skyworks: (a) prompt notice of any demand for appraisal received by Qorvo prior to the Effective Time pursuant to the DGCL, any withdrawal of any such demand and any other demand, notice or instrument delivered to Qorvo prior to the Effective Time pursuant to the DGCL and relating to any demand for appraisal; and (b) the opportunity to participate in (but not direct) all negotiations and proceedings with respect to any such demand, notice or instrument relating to any demand for appraisal. Qorvo may not make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument unless Skyworks has given its prior written consent (not to be unreasonably withheld, conditioned or delayed) to such payment or settlement offer.
For additional information on the appraisal rights Qorvo stockholders are entitled to in connection with the First Merger, see “The Mergers — Appraisal Rights in the Mergers.”
Treatment of Qorvo Equity Awards
Qorvo RSUs
At the Effective Time, each outstanding Qorvo RSU Award that is an Accelerated Qorvo RSUs, will be canceled in consideration for the right to receive (i) the Merger Consideration in respect of each share of Qorvo Common Stock that was subject to such Accelerated Qorvo RSU immediately prior to the Effective Time and (ii) an amount in cash equal to all dividend equivalents, if any, accrued but unpaid as of the Effective Time with respect to each such Accelerated Qorvo RSU. The number of shares of Qorvo Common Stock subject to any Accelerated Qorvo RSUs that remains subject to performance-based vesting conditions as of immediately prior to the Closing Date (i.e., any Qorvo RSU Award for which the level of performance vesting has not yet been determined) will be determined by assuming, in respect of such Qorvo RSU Award, achievement at target performance, subject to certain exceptions for individuals for whom achievement will be assumed at the greater of target performance and actual performance as of immediately prior to the Effective Time.
At the Effective Time, each Unvested Qorvo RSU Award will be assumed by Skyworks and converted automatically into an Adjusted RSU Award, on the same terms and conditions as were applicable under the Qorvo RSU Award as of immediately prior to the Effective Time (other than performance-based vesting conditions, which will not apply following the Effective Time, with dividend equivalents continuing to accrue in respect of such Adjusted RSU Award and with all accrued dividend equivalents paid at such time as the Adjusted RSU Award is settled), except that the number of shares of Skyworks Common Stock subject to the Adjusted RSU Award as of the Effective Time will be determined by multiplying (a) the number of shares of Qorvo Common Stock subject to the corresponding Unvested Qorvo RSU Award immediately prior to the

Effective Time by (b) the Conversion Ratio, with any fractional shares in the resulting product rounded to the nearest whole share. The number of shares of Qorvo Common Stock subject to any such Unvested Qorvo RSU Award that remains subject to performance-based vesting conditions for which the level of performance vesting has not yet been determined as of immediately prior to the Closing Date, including any accrued but unpaid dividend equivalents, will be determined by assuming, in respect of such Unvested Qorvo RSU Award, achievement at target performance, subject to certain exceptions for individuals for whom achievement will be assumed at the greater of target performance and actual performance as of immediately prior to the Effective Time. In the event of a termination of employment of any holder of an Adjusted RSU Award by Skyworks, the Surviving Company or one of their affiliates without “cause” or by such holder with “good reason” (each as defined in the applicable Qorvo equity plan or equity award agreement), in each case within the eighteen (18)-month period following the Closing Date, any such Adjusted RSU Awards held by such holder will accelerate and vest in full.
Representations and Warranties
The Merger Agreement contains a number of representations and warranties made by the parties thereto that are subject in some cases to exceptions and qualifications (including exceptions and qualifications related to knowledge, materiality, and material adverse effect on the applicable party). The representations and warranties in the Merger Agreement relate to, among other things:
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due organization, valid existence, good standing and qualification to do business, and corporate power and authority;

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capitalization and ownership of the parties to the Merger Agreement and their respective subsidiaries;

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corporate power and authorization of the Merger Agreement and the Transactions and the valid and binding nature of the Merger Agreement;

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the unanimous approval, adoption and recommendation, as applicable, by such party’s board of directors of the Merger Agreement and the Transactions;

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the absence of any conflicts or violations of organizational documents, material contracts, real property leases or applicable law;

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required consents and approvals from governmental authorities;

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SEC documents and financial statements, internal controls and disclosure controls and procedures relating to financial reporting and absence of certain undisclosed liabilities;

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conduct of its businesses in the ordinary course and the absence of a material adverse effect;

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absence of certain legal proceedings, investigations and governmental orders;

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broker fees and expenses;

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accuracy of information supplied or to be supplied in connection with this joint proxy statement/prospectus;

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employee benefit plan and ERISA matters;

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opinions from financial advisors;

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tax matters;

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environmental matters;

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compliance with applicable laws and governmental orders, possession of and compliance with required permits necessary for the conduct of such party’s business, and compliance with sanctions, anti-corruption, anti-bribery and anti-money laundering matters;

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intellectual property matters;

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data privacy and cybersecurity matters;

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employment and labor matters;

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insurance policies;

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material contracts;

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government contracts;

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real property and personal property matters;

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significant suppliers and customers; and

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inapplicability of anti-takeover statutes and the lack of a rights plan.

Skyworks, Merger Sub I, and Merger Sub II have also made certain representations and warranties relating to Skyworks’ Debt Financing (as defined below) in connection with the Mergers.
The representations and warranties of each of the parties to the Merger Agreement do not survive the consummation of the Mergers.
Material Adverse Effect
For purposes of the Merger Agreement, “Material Adverse Effect,” with respect to any party to the Merger Agreement, means any effect, event, change, occurrence, condition or development (each an “Effect”) that, individually or when taken together with all other Effects, has had a material adverse change in, or material adverse effect on (a) the ability of such party and its subsidiaries to consummate the Transactions, including any such Effect that delays beyond the Outside Date, prevents or prohibits such party’s or its subsidiaries’ ability to consummate the Transactions; or (b) the businesses, financial condition or results of operations of such party and its subsidiaries, taken as a whole; provided, however, that for the purposes of clause (b), any Effect, to the extent resulting from or arising in connection with (i) the industries, geographies or markets in which such party and its subsidiaries operate; or (ii) general economic, political or financial, credit, foreign exchange, capital market or securities market conditions, shall be excluded from the determination of a Material Adverse Effect, except, in the case of clauses (i) and (ii), to the extent that such Effect (individually or in the aggregate) disproportionately affects such party and its subsidiaries, taken as a whole, relative to other persons of substantially similar size engaged in the same industries, geographies, and markets in which such party and its subsidiaries operate, in which case only the incremental disproportionate adverse impact of such Effect shall be taken into account for the purposes of such determination (to the extent not otherwise excluded by another clause of this definition); provided, further, that for the purposes of clause (b), any Effect, to the extent resulting from or arising in connection with the following, among other things, shall also be excluded from the determination of a Material Adverse Effect:
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the negotiation, execution, delivery, announcement or pendency of the Merger Agreement and Transactions, including the identities of the parties thereto, the loss or departure of officers of such party or any of its subsidiaries resulting from the foregoing, or any termination, reduction (or potential reduction) or any other negative development (or potential negative development) in such party’s or any subsidiary’s relationships with any of its customers, suppliers, distributors or other business partners resulting from the foregoing (provided that the exceptions in this bullet will not apply with respect to the certain representations and warranties made by Qorvo or Skyworks);

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acts of God, earthquakes, nuclear incidents, hurricanes, tsunamis, tornados, floods, mudslides, widespread electrical blackouts, wild fires or other natural disasters, weather or environmental events or health emergencies, disease outbreaks, pandemics or epidemics or contagions, quarantine restrictions or other similar measures related to public health matters and any governmental or industry responses thereto (or the worsening of any of the foregoing), cyberattacks, data breaches or other force majeure events, acts of war, terrorism (including cyber terrorism) or sabotage, armed hostility, military actions or the escalation or worsening thereof; except, in the case of this bullet, to the extent that such events (individually or in the aggregate) disproportionately affect such party and its subsidiaries, taken as a whole, relative to other persons of substantially similar size engaged in the same industries, geographies, or markets in which such party or its subsidiaries operate, in which case only the incremental disproportionate adverse impact of such Effect shall be taken into account (to the extent not otherwise excluded by another clause of the definition of Material Adverse Effect);

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changes in or changes in the interpretation of GAAP or other accounting standards, changes in the accounting rules and regulations of the SEC, or changes in applicable law; except, in the case of this bullet, to the extent that such changes (individually or in the aggregate) disproportionately affect such party and its subsidiaries, taken as a whole, relative to other persons of substantially similar size engaged in the same industries, geographies, or markets in which such party or its subsidiaries operate, in which case only the incremental disproportionate adverse impact of such Effect shall be taken into account (to the extent not otherwise excluded by another clause of the definition of Material Adverse Effect);

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the taking of any action by such party or any of its subsidiaries to the extent the taking of such action is expressly required by the Merger Agreement or such action was taken at the request or with the written approval of Qorvo (in the case of Skyworks) or Skyworks (in the case of Qorvo), or the failure by such party or any of its subsidiaries to take any action to the extent the taking of such action is expressly prohibited by the Merger Agreement or such action was not so taken at the request or with the written approval of Qorvo (in the case of Skyworks) or Skyworks (in the case of Qorvo);

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any proceeding brought or threatened by stockholders of Qorvo or stockholders of Skyworks (whether on behalf of Qorvo, Skyworks or otherwise), including any stockholder class action or derivative litigation, asserting allegations of breach of fiduciary duty relating to the Merger Agreement or violations of securities laws in connection with the registration statement of which this joint proxy statement/prospectus forms a part or other disclosure documents, or from allegations of false or misleading public disclosure by Qorvo or Skyworks with respect to the Merger Agreement, or otherwise arising out of or relating to the Merger Agreement and the transactions contemplated thereby;

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any action or inaction required to comply with the rules and regulations of the SEC or the SEC comment process in connection with this join proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part;

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any change in the market price or trading volume of the Skyworks Common Stock or Qorvo Common Stock;

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any failure by such party to meet any projections, forecasts, revenue or earnings predictions, predictions or expectations of such party or of any securities analysts (it being understood that the underlying causes of such failure may be considered in determining whether a Material Adverse Effect has occurred except to the extent excluded under another clause of the definition of Material Adverse Effect);

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any regulatory remedies;

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any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions in the United States or any other country or region in the world or any “shutdown” of the United States Government; except, in the case of this bullet, to the extent that such events (individually or in the aggregate) disproportionately affect such party and its subsidiaries, taken as a whole, relative to other persons of substantially similar size engaged in the same industries, geographies, or markets in which such party or its subsidiaries operate, in which case only the incremental disproportionate adverse impact of such Effect will be taken into account (to the extent not otherwise excluded by other bullets above), will also be excluded from the determination of a Material Adverse Effect; or

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certain other matters as agreed between the parties to the Merger Agreement.

Covenants and Agreements
Conduct of Business
Each of Skyworks and Qorvo has agreed to certain covenants in the Merger Agreement restricting the conduct of its respective business between October 27, 2025 and the earlier of the Effective Time and the date, if any, on which the Merger Agreement is validly terminated (such period, the “Interim Period”).

During the Interim Period, each of Skyworks and Qorvo has agreed that, except (a) as expressly contemplated or required by the Merger Agreement, (b) as required by applicable law, (c) as set forth on Skyworks’ and Qorvo’s confidential disclosure schedules, as applicable, or as consented to in writing by Qorvo or Skyworks, as applicable, (which consent will not be unreasonably withheld, conditioned or delayed), each of Qorvo and Skyworks must, and must cause their respective subsidiaries to, use commercially reasonable efforts to:
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conduct their respective businesses in the ordinary course of business in all material respects;

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preserve substantially intact their current business organizations;

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keep available the services of their current officers and key employees;

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maintain in all material respects their relationships with material customers, suppliers, landlords, creditors, licensors, licensees and other persons having material business relationships with them (in each case, taken as a whole); and

•
keep in full force and effect all appropriate insurance policies covering all material assets.

In addition, during the Interim Period, each of Skyworks and Qorvo has agreed that, except (a) as expressly contemplated or required by the Merger Agreement, (b) as required by GAAP, SEC rules and regulations or applicable law (including any changes thereto), (c) as set forth on Skyworks’ and Qorvo’s confidential disclosure schedules, as applicable, or as consented to in writing by Qorvo or Skyworks, as applicable (which consent will not be unreasonably withheld, conditioned or delayed), Skyworks and Qorvo may not, and must cause their respective subsidiaries not to:
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declare, accrue, set aside or pay any dividend, make or pay any dividend or other distribution (whether in cash, stock, property or otherwise) in respect of any of their respective shares of capital stock or any other securities or any shares of capital stock or any other securities of their respective subsidiaries, except: (i) dividends or distributions paid in cash from any of their respective direct or indirect wholly-owned subsidiaries to themselves or another of their respective direct or indirect wholly-owned subsidiaries; and (ii) Skyworks may elect to pay a cash dividend in respect of Skyworks Common Stock no more than once per fiscal quarter, in the amounts per share of Skyworks Common Stock of no more than the amounts set forth on the Skyworks confidential disclosure schedule per fiscal quarter for the remainder of fiscal year 2026 and for fiscal year 2027, and, for each fiscal year thereafter, in such amount per share of Skyworks Common Stock for such fiscal year as may be determined by the Skyworks Board in the ordinary course of business in an amount per share of Skyworks Common Stock not to exceed 2% over the prior fiscal year’s greatest per-share dividend payment;

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adjust, split, combine, subdivide or reclassify any capital stock or other equity securities or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock or other securities or otherwise amend the terms of any of their respective securities or any of their respective subsidiaries’ securities;

•
repurchase, acquire, redeem or otherwise reacquire or offer to repurchase, acquire, redeem or otherwise reacquire any shares of their respective capital stock or other securities or shares of capital stock or other securities of any of their respective subsidiaries, or any warrants, calls, options or other rights to acquire any such capital stock, securities or interests, other than the withholding of shares of Qorvo Common Stock or Skyworks Common Stock, as applicable, to satisfy tax obligations with respect to Qorvo RSU Awards or Skyworks equity awards, as applicable, outstanding on October 27, 2025 or issued or granted in accordance with the Merger Agreement;

•
sell, issue, grant, deliver, pledge or otherwise encumber or subject to any lien or authorize the sale, issuance, grant, delivery, pledge, encumbrance or subjection to any lien of: (i) any of their or their respective subsidiaries’ respective capital stock or other equity security; (ii) any Qorvo RSU Award or Skyworks equity award, as applicable, option, call, warrant or right to acquire any of their capital stock or other equity security or capital stock or other equity security of their respective subsidiaries; (iii) any instrument convertible into or exchangeable or exercisable for any of their respective capital stock or other equity interest or any capital stock or other equity interest of their respective subsidiaries; (iv) any rights issued by such party or any of their respective subsidiaries that are linked in any way to the price of any class of their respective capital stock or of any class of the capital stock of any of their respective subsidiaries, their value, the value of any of their respective subsidiaries or any part of their respective businesses or subsidiaries or any dividends or other distributions declared or paid on any shares of their respective capital stock or the capital stock of any of their respective subsidiaries; or (v) any Qorvo preferred stock or Skyworks preferred stock, as applicable and except that Qorvo and Skyworks may issue shares of Qorvo Common Stock or Skyworks Common Stock pursuant to the exercise or settlement of Qorvo RSU Awards or Skyworks equity awards or pursuant to an offering period under the Amended and Restated Qorvo 2007 Employee Stock Purchase Plan or the Skyworks Non-Qualified Employee Stock Purchase Plan and the Skyworks 2002 Employee Stock Purchase Plan, in each case, as amended, as applicable, in each case, outstanding on October 27, 2025;
•
amend or otherwise modify any of the terms of any outstanding Qorvo RSU Awards or Skyworks equity awards, as applicable;

•
amend or permit the adoption of any amendment to Qorvo or Skyworks organizational documents, as applicable, or organizational documents of any of their respective subsidiaries;

•
(i) directly or indirectly make any capital contributions to or any other investments in, in any transaction or series of transactions, any person in excess of $25 million individually or $50 million in the aggregate (other than Skyworks or any Skyworks subsidiary (in the case of Skyworks) or Qorvo or any Qorvo subsidiary (in the case of Qorvo), and other than investments in marketable securities or advances to Skyworks service providers (in the case of Skyworks) or Qorvo service providers (in the case of Qorvo) in the ordinary course of business), (ii) directly or indirectly acquire or agree to acquire in any transaction or series of transactions any controlling equity interest in or any business or substantial portion of the assets of any other person, in an amount exceeding $100 million individually or $250 million in the aggregate, (iii) adopt a plan of complete or partial liquidation or dissolution, or (iv) effect or become a party to any merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction; provided that this clause (iv) will not prohibit a party or its respective subsidiaries from taking any actions to the extent specifically permitted by clauses (i) or (ii);

•
make or incur any capital expenditures or any obligations or liabilities in respect thereof, except for any expenditures that do not exceed, in the aggregate, 10% of those contemplated by and consistent with any annual capital budget prepared in the ordinary course of business and approved by the board of directors (or similar governing body) of such party;

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(i) materially amend or terminate (other than natural expiration in accordance with its terms) or waive any material right, or any remedy or default under, any material contracts of Qorvo or Skyworks, as applicable, or (ii) enter into or materially amend any contract that would be a material contract of Qorvo or Skyworks, as applicable, if it had been entered into prior to October 27, 2025, in each case except (A) in the ordinary course of business or (B) renewal of real property leases at the expiration of their respective terms; provided that this bullet will not apply to the extent such action implements a transaction or action that is specifically permitted by any of the covenants and exceptions described in this section;

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enter into any contract (i) containing any provisions materially restricting the right of Qorvo, Skyworks, or their respective subsidiaries to engage in any line of business, compete or transact in any business or with any person or in any geographic area or (ii) containing any “most favored nation” or similar provisions in favor of the other party, and which provisions would be binding on Skyworks or any of its affiliates or the Combined Company after the consummation of the Mergers;

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enter into or amend any contract if such contract or amendment would (i) reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Transactions, or require, or reasonably be expected to cause, such party to fail to comply in any material respect with the Merger Agreement, or (ii) otherwise delay, prevent or impede the consummation of the Transactions;

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(i) terminate, fail to renew, abandon, cancel, fail to maintain, let lapse, sell, assign or transfer any material Qorvo registered intellectual property or Skyworks registered intellectual property, as applicable, other than such termination, failure to renew, abandonment, cancellation, failure to maintain or allowing to lapse that is within the reasonable business judgment of such party in the ordinary course of business, (ii) grant any rights in any material Qorvo registered intellectual property or Skyworks registered intellectual property, as applicable, or (iii) enter into any material contract with respect to, sell, assign, transfer or grant any rights (including a license, release, covenant not to sue or immunity, as may be applicable), or any option to any of the foregoing under, or with respect to, or otherwise dispose of any material Qorvo intellectual property or Skyworks intellectual property, as applicable, other than, in the case of clauses (ii) and (iii), (A) licenses granted in the ordinary course of business, (B) Qorvo ordinary course licenses or Skyworks ordinary course licenses, as applicable, and (C) patent sales and patent acquisitions in the ordinary course of business;

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initiate, compromise or settle any litigation or arbitration proceeding, or any actual or threatened litigation (other than settlements that provide for insignificant ancillary ordinary course non-monetary relief or do not require payment by such party in excess of $10 million per year or $20 million in the aggregate (excluding any insurance proceeds, indemnification payments or reimbursements recovered from any third party));

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sell or otherwise dispose of, lease, license, pledge, mortgage, sell and leaseback or otherwise encumber or subject to any lien (other than permitted liens), or otherwise dispose of any tangible personal or real property or tangible assets (or any interests therein) that have a fair market value in excess of $30 million in the aggregate per year, except with respect to inventory or obsolete or worthless equipment in the ordinary course of business;

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make any pledge of any of its material assets or permit any of its material assets, or any of its cash equivalents or short-term investments, to become subject to any liens (other than permitted liens);

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except for the incurrence or payoff of indebtedness contemplated by the Merger Agreement, redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for any material indebtedness for borrowed money in excess of $25 million in the aggregate, other than (i) in the ordinary course of business consistent with past practice, (ii) solely among Skyworks and the Skyworks subsidiaries (or solely among the Skyworks subsidiaries) or among Qorvo and the Qorvo subsidiaries (or solely among the Qorvo subsidiaries) (as applicable), (iii) any drawdown under any revolving credit facility of Qorvo or Skyworks, as the case may be, in existence as of the date hereof or (iv) guarantees or credit support provided by Skyworks or the Skyworks subsidiaries, or Qorvo and the Qorvo subsidiaries, for their respective indebtedness to the extent such indebtedness, is (A) in existence on the date of the Merger Agreement or (B) incurred in compliance with this bullet;

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except as required by any collective bargaining agreement, or any Qorvo plans or Skyworks plans, as applicable, existing on October 27, 2025 or to the extent permitted by the fourth bullet above, (i) establish, adopt, enter into any new, amend, terminate or take any action to accelerate rights under any plan, program, policy, practice, agreement or other arrangement that would be a Qorvo benefit plan or a Skyworks benefit plan, as applicable, if it had been in effect on October 27, 2025; (ii) grant or pay any bonus, incentive or profit-sharing award or payment; (iii) materially increase the amount of the wages, salary, bonuses, commissions, fringe benefits, severance or other compensation (including equity or equity-based compensation, whether payable in stock, cash or other property), benefits or remuneration payable to any Qorvo service provider or Skyworks service provider, as applicable; (iv) take any action to accelerate any payment or benefit, the vesting of any equity or equity-based award or the funding of any payment or benefit, payable or to become payable to any Qorvo service provider or Skyworks service provider, as applicable; (v) enter into any employment, severance, change in control, retention, individual consulting or similar agreement with any employee, officer, director or other individual service provider of Qorvo or Skyworks, as applicable, or any of their respective subsidiaries (other than offer letters that provide for at-will employment for employees based in the United States or individual employment agreements for employees based outside of the United States that are materially similar to a template disclosed, in each case without any severance or change in control benefits for newly hired employees who are hired in the ordinary course of business and whose annual base compensation does not exceed $325,000 individually); (vi) create any retention-related pools of cash, stock or other payments, other than the retention plans to be adopted prior to the Closing in forms to be mutually agreed between Skyworks and Qorvo (the “Retention Plans”); (vii) agree to do any of the foregoing, other than with respect the allocations or awards under the Retention Plans, but solely to the extent such allocations or issuances are made in accordance with the Merger Agreement; or (viii) terminate or amend the Retention Plans;
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modify, extend, terminate or enter into any collective bargaining agreement, or recognize or certify any labor union, labor organization, works council or group of employees of Qorvo or Skyworks, as applicable, or any of their respective subsidiaries as the bargaining representative for any employees of Qorvo or Skyworks, as applicable, or any of their respective subsidiaries;

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hire, engage, promote or terminate (other than for cause) any Qorvo service provider or Skyworks service provider, as applicable who is or would be entitled to receive annual base compensation of $325,000 or more;

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effect or permit a plant closing, mass layoff or similar event that would trigger the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar laws;

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change any of its methods of accounting or accounting practices in any material respect or write down any of its material assets;

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make, change or revoke any material tax election, settle or compromise any claim, notice, audit report or assessment in respect of material taxes, change any annual tax accounting period, adopt or change any material accounting method for taxes, file any material amended tax return, enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement (other than any customary tax gross-up and indemnification provisions in commercial agreements whose principal purpose does not relate to taxes), pre-filing agreement, advance pricing agreement, cost sharing agreement or closing agreement relating to any material tax, surrender or forfeit any right to claim a material tax refund, or consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment other than pursuant to extensions of the due date to file a tax return properly obtained in the ordinary course of business;

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enter into any new business segment that is not reasonably related to its or its subsidiaries’ existing business segments on the date of the Merger Agreement;

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become party to or approve or adopt any stockholder rights plan or “poison pill” agreement; or

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authorize any of, or commit, resolve or agree in writing or otherwise to take any of, the foregoing actions.

Nothing described above will allow Qorvo or Skyworks the right to control or direct the other party’s or its subsidiaries’ operations prior to the Effective Time.
Skyworks Stockholder Meeting and Recommendation of Skyworks’ Board of Directors
Under the Merger Agreement, so long as there has not been a change in recommendation by the Skyworks Board, Skyworks must, as promptly as practicable (and in any event no more than forty-five (45) days) after the registration statement of which this joint proxy statement/prospectus forms a part is declared (or has become) effective under the Securities Act, establish a record date for and duly give notice of, convene and hold a Skyworks stockholder meeting in accordance with the DGCL for the purpose of obtaining the Skyworks stockholder approval, and the Skyworks Board must recommend to its stockholders the approval of the Skyworks Stock Issuance in accordance with the Nasdaq Listing Rule 5635(a).
Skyworks may only postpone or adjourn the Skyworks Special Meeting (a) to solicit additional proxies for the purpose of obtaining the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, (b) for the absence of a quorum, and (c) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that Skyworks has determined after consultation with outside legal counsel is reasonably likely to be required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of Skyworks prior to the Skyworks Special Meeting; provided, however, that Skyworks shall postpone or adjourn the Skyworks Special Meeting up to two (2) times for up to thirty (30) days each time upon the reasonable request of Qorvo.

Skyworks and Qorvo must use reasonable best efforts to hold the Qorvo Special Meeting and the Skyworks Special Meeting on the same date and as soon as reasonably practicable after the date of the Merger Agreement.
Qorvo Stockholder Meeting and Recommendation of Qorvo’s Board of Directors
Under the Merger Agreement, so long as there has not been a change in board recommendation by the Qorvo Board, Qorvo must, as promptly as practicable (and in any event no more than forty-five (45) days) after the registration statement of which this joint proxy statement/prospectus forms a part is declared (or has become) effective under the Securities Act, establish a record date for and duly give notice of, convene and hold a Qorvo stockholder meeting in accordance with the DGCL for the purpose of obtaining the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions, and the Qorvo Board must recommend to its stockholders the adoption of the Merger Agreement. Qorvo may only postpone or adjourn the Qorvo Special Meeting (a) to solicit additional proxies for the purpose of obtaining the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions, (b) for the absence of a quorum and (c) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that Qorvo has determined after consultation with outside legal counsel is reasonably likely to be required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of Qorvo prior to the Qorvo Special Meeting; provided, however, that Qorvo shall postpone or adjourn the Qorvo Special Meeting up to two (2) times for up to thirty (30) days each time upon the reasonable request of Skyworks.
Qorvo and Skyworks must use reasonable best efforts to hold the Qorvo Special Meeting and the Skyworks Special Meeting on the same date and as soon as reasonably practicable after the date of the Merger Agreement.
No Solicitation
Qorvo and Skyworks may not, and must cause their respective subsidiaries and their and their respective subsidiaries’ respective executive officers and directors not to, and must use reasonable best efforts to cause their other respective representatives and the other representatives of their respective subsidiaries not to, directly or indirectly through another person:
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solicit, initiate or knowingly take any action to facilitate or encourage any Acquisition Proposal, or proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

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participate or engage in any discussions or negotiations with, disclose any non-public information relating to Qorvo or Skyworks, respectively, or any of their respective subsidiaries to, afford access to their respective businesses, properties, assets, books or records, or otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking (or Qorvo or Skyworks, as applicable, should know is seeking) to make, or has made, any Acquisition Proposal;

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amend or grant any waiver or release under any standstill or similar agreement (other than pursuant to a “fall-away” or other similar provision that causes such standstill or similar agreement to be automatically released, waived, modified or amended as a result of entering into the Merger Agreement in and of itself) with respect to any class of equity securities of Qorvo or Skyworks, respectively, or any of their respective subsidiaries;

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approve any transaction under, or any third-party becoming an “interested stockholder” under, Section 203 of the DGCL;

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approve or enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract relating to any Acquisition Proposal, in each case, whether written or oral, binding or nonbinding, or enter into any agreement or agreement in principle requiring Qorvo or Skyworks, respectively, to abandon, terminate or fail to consummate the transactions contemplated thereby or breach their respective obligations under the Merger Agreement; or

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resolve, propose or agree to do any of the foregoing.

Qorvo and Skyworks must, and must cause their respective subsidiaries and their and their subsidiaries’ respective representatives to immediately cease and cause to be terminated, and must not authorize or knowingly permit any of their or their subsidiaries’ respective representatives to continue, any and all existing activities, discussions or negotiations, with any third party conducted with respect to any Acquisition Proposal, and must request and, if necessary, use commercially reasonable efforts to enforce any rights to require any such third party (or its agents or advisors) in possession of non-public information in respect of an Acquisition Proposal with respect to Qorvo or Skyworks, respectively, or any of their respective subsidiaries that was furnished by or on behalf of Qorvo or Skyworks, respectively, and their respective subsidiaries to return or destroy (and confirm destruction of) all such information.
At any time prior to receipt of the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions, in the case of Qorvo, or receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, in the case of Skyworks, in response to an unsolicited Acquisition Proposal made after October 27, 2025, and not resulting from a material breach of the Merger Agreement, that the Qorvo Board or Skyworks Board, as applicable, in receipt of such Acquisition Proposal determines in good faith constitutes or would reasonably be expected to result in a Superior Proposal, Qorvo or Skyworks, as applicable, may, upon a good faith determination by the Qorvo Board or Skyworks Board, as applicable, that failure to take such action would be inconsistent with such board of director’s fiduciary duties under applicable law:
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participate in discussions or negotiations with the person making such Acquisition Proposal (and its representatives) regarding such Acquisition Proposal; and

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furnish information with respect to itself and its subsidiaries to the person making such Acquisition Proposal (and such person’s representatives and financing sources).

Each of Qorvo and Skyworks must as promptly as reasonably practicable (and in any event within twenty four (24) hours after receipt) notify Skyworks or Qorvo, as applicable, of its receipt of any Acquisition Proposal. Each of Qorvo and Skyworks must notify the other party, in writing, of any decision of its board as to whether to consider any Acquisition Proposal or to enter into discussions or negotiations concerning any Acquisition Proposal or to provide non-public information with respect to it to any person, which notice will be given as promptly as practicable after such determination was reached (and in any event no later than twenty four (24) hours after such determination was reached). Qorvo or Skyworks, as applicable, must:
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provide the other party with:

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written notice indicating the identity of the person making such Acquisition Proposal and, if there are no written materials provided by such person relating to such Acquisition Proposal, a summary in reasonable detail of the terms and conditions of any proposal or offer,

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unredacted copies of all written materials relating to such Acquisition Proposal, to the extent such written materials were provided, and

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such other information as is reasonably necessary to keep the other party informed in all material respects of the status and material terms of any such Acquisition Proposal and of any material amendments thereto;

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keep the other party reasonably informed as promptly as practicable with respect to any changes to the material terms of an Acquisition Proposal received (and in any event within twenty four (24) hours following any such changes), including by providing an unredacted copy of all written proposals relating to any changes to any Acquisition Proposal; and

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promptly (and in any event within twenty four (24) hours of such determination) notify the other party of any determination by its board that such Acquisition Proposal constitutes a Superior Proposal.

Change of Recommendation and Match Rights
Subject to the following paragraph, the Skyworks Board generally may not change its recommendation that Skyworks stockholders vote “FOR” the Stock Issuance Proposal, and the Qorvo Board generally may not change its recommendation that Qorvo stockholders vote “FOR” the Merger Agreement Proposal. Under the Merger Agreement, a change of recommendation will occur if the Skyworks Board or the Qorvo Board, including any committee thereof, as applicable:
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fails to make, withdraws, amends, modifies or qualifies, or publicly propose to withhold, withdraw, amend, modify or qualify its recommendation;

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approves, endorses, adopts or recommends, or publicly proposes to approve, endorse, adopt or recommend, any Acquisition Proposal or Superior Proposal;

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fails to recommend against acceptance of any tender offer or exchange offer for Qorvo Common Stock, in the case of any offer for Qorvo, or for Skyworks Common Stock, in the case of any offer for Skyworks, within ten (10) business days after the commencement of such offer;

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takes any action to exempt or make any person (other than Skyworks or Qorvo) not subject to the provisions of Section 203 of the DGCL or any other potentially applicable law;

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fails to affirm publicly and without qualification its recommendation following any reasonable written request by Qorvo or Skyworks, as applicable, to provide such reaffirmation (including in the event of an Acquisition Proposal (other than pursuant to a commenced tender offer or exchange offer) having been publicly disclosed) prior to the earlier of (a) ten (10) calendar days following such request and (b) five (5) business days prior to the Qorvo Special Meeting or Skyworks Special Meeting, as applicable; or

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resolves or agrees to take any of the foregoing actions.

The Qorvo Board or Skyworks Board, as applicable, may, at any time prior to receipt of the relevant stockholder approval, take any of the actions set forth below:
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if there is an Intervening Event, effect a change in board recommendation if the Qorvo Board or the Skyworks Board, as applicable, concludes in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law; and

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effect a change in board recommendation in response to an Acquisition Proposal if (a) the Qorvo Board or the Skyworks Board, as applicable, concludes in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law and (b) the Qorvo Board or the Skyworks Board, as applicable, concludes in good faith, after consultation with its financial advisor and outside counsel, that the Acquisition Proposal constitutes a Superior Proposal.

Qorvo and Skyworks will not be entitled to make a change in board recommendation pursuant to the preceding two bullets unless:
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Qorvo or Skyworks, as applicable, have first provided prior written notice at least four (4) business days prior to making a change in board recommendation to Skyworks or Qorvo, as applicable, of its intention to make a change in board recommendation;

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Qorvo or Skyworks, as applicable, has, and has caused its respective financial advisor and legal counsel to, during the above mentioned notice period, negotiated with Skyworks or Qorvo, as applicable (to the extent the Skyworks or Qorvo, as applicable, desires to negotiate), in good faith to make such amendments to the terms and conditions of the Merger Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal or so that the Intervening Event no longer forms the basis for the Qorvo Board or Skyworks Board, as applicable, to effect a change in board recommendation; and

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The Qorvo Board or Skyworks Board, as applicable (after consultation with its financial advisor and outside counsel), has in good faith reaffirmed its determination that the Intervening Event continues to form the basis for its board to effect a change in board recommendation or the offer previously constituting a Superior Proposal continues to constitute a Superior Proposal, as the case may be.

Employee Matters
Under the Merger Agreement, for a period of one (1) year following the Effective Time, Skyworks must provide, or must cause to be provided, to each employee of Qorvo and its subsidiaries as of immediately prior to the Effective Time who remains employed by Skyworks, the Surviving Company or any of their respective subsidiaries immediately following the Effective Time: (a) an annual base salary or base wage rate that is no less favorable than the annual base salary or base wage rate that was provided to the continuing employee immediately before the Effective Time, (b) a total annual target cash opportunity (i.e., inclusive of annual base salary or base wage rate and any applicable target annual cash bonus opportunity, and excluding any equity or equity-based compensation opportunity) that is no less favorable than the total annual target cash opportunity that was provided to the continuing employee immediately prior to the Effective Time, (c) severance pay and benefits at levels that are no less favorable than the greater of (i) the levels of such severance pay and benefits as in effect under the applicable Qorvo plan covering such continuing employee immediately prior to the Effective Time and (ii) the levels of such severance pay and benefits applicable to similarly situated employees of Skyworks, and (d) other employee benefits (other than defined benefit pension benefits, retiree health and insurance benefits, and equity and equity-related incentive compensation) that are substantially comparable, in the aggregate, to those provided to continuing employees under the applicable Qorvo plans immediately prior to the Effective Time. The Merger Agreement also provides that as of the date of the Merger Agreement, for the one (1)-year period following the Effective Time, Skyworks presently intends to provide Qorvo continuing employees with annual long-term incentive compensation opportunities that are no less favorable than, at Skyworks’ election, the long-term incentive compensation opportunities, if any, (A) provided to similarly situated employees of Skyworks or (B) provided to such Qorvo continuing employees immediately prior to the Effective Time.
Prior to the Effective Time, each of Skyworks and Qorvo will grant retention incentives to their respective key employees pursuant to terms and conditions mutually agreed between the parties. The terms of the Qorvo and Skyworks retention plans are described under “The Mergers — Interests of Qorvo Directors and Executive Officers in the Mergers — Qorvo Retention Plan” and “The Mergers — Interests of Skyworks Directors and Executive Officers in the Mergers — Skyworks Retention Plan,” beginning on pages 143 and 137, respectively of this joint proxy statement/prospectus. If the Closing does not occur, each of Skyworks and Qorvo will be solely liable for all costs and liabilities relating to its respective retention plan.
Reasonable Best Efforts; Regulatory Filings and Other Actions
Skyworks and Qorvo must use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Qorvo or Skyworks, as applicable, in doing, all things reasonably necessary, proper or advisable under applicable law to consummate and make effective, in the most expeditious manner practicable, the Transactions, including using reasonable best efforts to obtain all necessary actions or non-actions, consents and orders from all governmental bodies and make all necessary registrations, declarations and filings with all governmental bodies, that are necessary to consummate the Mergers.
None of Skyworks, Merger Sub I or Merger Sub II, on the one hand, nor Qorvo, on the other hand, may take any action, or fail to take any action that is intended to or has (or would reasonably be expected to have) the effect of:
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imposing any material delay in the satisfying of, or materially increasing the risk of not satisfying, the closing conditions described below under “— Conditions to the Mergers”;

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materially increasing the risk of any governmental body entering an order prohibiting the consummation of the Transactions;

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materially increasing the risk of not being able to remove any such order on appeal or otherwise; or

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preventing, materially impairing or materially delaying, or otherwise materially adversely affecting the consummation of the Transactions or the ability of such party to fully perform its obligations pursuant to the Merger Agreement.

Each party to the Merger Agreement must use its reasonable best efforts to make or cause to be made, in cooperation with the other parties thereto and to the extent applicable: (a) as soon as reasonably practicable after October 27, 2025 (but in any event within twenty-five (25) business days after October 27, 2025) an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Mergers; and (b) as promptly as practicable after October 27, 2025 all other necessary filings, forms, declarations, notifications, registrations and notices with other governmental bodies under other applicable antitrust laws and investment screening laws relating to the Mergers.
Each party to the Merger Agreement must use its reasonable best efforts to:
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respond at the earliest practicable date to any requests for additional information made by the DOJ, the FTC or any other governmental body relating to the Mergers;

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act in good faith and reasonably cooperate with the other parties in connection with any investigation by any governmental body under any antitrust law or investment screening law relating to the Mergers;

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furnish to each other all information required for any filing, form, declaration, notification, registration and notice under any antitrust law or investment screening law relating to the Mergers, subject to advice of such party’s counsel; and

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request early termination of the waiting period under the HSR Act and take all other actions reasonably necessary to cause, as soon as reasonably possible (and in any event, not later than the Outside Date), the expiration or termination of the applicable waiting periods under the HSR Act or any other antitrust law or investment screening law relating to the Mergers and the occurrence of the Closing.

In connection with the foregoing, each party to the Merger Agreement must use its reasonable best efforts:
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to inform the other parties thereto, and if in writing, furnish such other parties with copies of, any material communication from or to any governmental body in respect of any filings or inquiry under any antitrust law or investment screening law relating to the Mergers;

•
to give the other parties thereto reasonable prior notice of any communication with, and any proposed understanding or agreement with, any governmental body regarding any investigations, proceedings, filings, forms, declarations, notifications, registrations or notices, and permit the other parties to review and discuss in advance, and consider in good faith the views of the other parties in connection with, any proposed communication, understanding or agreement with any governmental body, in each case under any antitrust law or investment screening law relating to the Mergers, subject to an appropriate confidentiality agreement and the advice of such party’s antitrust or investment screening counsel (as applicable);

•
to give the other parties thereto advance notice of, and permit the other party to participate in, any substantive meeting or conversation with any governmental body in respect of any filings or inquiry under any antitrust law or investment screening law relating to the Mergers;

•
if attending a meeting, conference, or conversation with a governmental body under any antitrust law or investment screening law relating to the Mergers, from which another party is prohibited by applicable law or by the applicable governmental body from participating in or attending, to keep the other party reasonably apprised with respect thereto; and

•
to consult and cooperate with the other parties in connection with any information or proposals submitted in connection with any proceeding, inquiry, or other proceeding under any antitrust law or investment screening law relating to the Mergers.

Without limiting the foregoing, Qorvo and Skyworks must each use its reasonable best efforts:
•
to avoid the entry of any Restraint; and

•
to eliminate every impediment under any antitrust law or investment screening law that may be asserted by any governmental body so as to enable the Closing to occur as soon as reasonably possible (and in any event, not later than the Outside Date).

Each of Skyworks and Qorvo has agreed that “reasonable best efforts” will require, and will include:
•
contesting and resisting (including through litigation on the merits until a final non-appealable decision) any legal proceeding, and to avoid the entry of and, if necessary, have vacated, lifted, reversed or overturned any Restraint that restricts, prevents or prohibits the consummation of the Transactions under any antitrust law or investment screening law; and

•
the obligation by Skyworks and any of its subsidiaries to offer and consent to, and thereafter to implement, and the obligation by Qorvo and any of its subsidiaries to cooperate with Skyworks and its subsidiaries in so offering, consenting and implementing, any of the following measures if doing so would enable the parties to avoid, resolve, or lift a Restraint or legal proceeding:

•
impose any restriction, requirement or behavioral or commercial limitation on the operation of the business or portion of the business of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective subsidiaries;

•
terminate existing relationships, contractual rights or obligations, ventures or other arrangements of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective subsidiaries;

•
create any relationship, contractual rights or obligations of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective subsidiaries; or

•
selling, assigning, transferring, divesting, restructuring, holding separate or otherwise disposing of any assets, business or portion of business of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective subsidiaries;

Notwithstanding the foregoing, Skyworks will not be required to:
•
sell, assign, transfer, divest, restructure, hold separate or otherwise dispose of any assets, business or portion of business of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective subsidiaries, other than the sale, assignment, transfer, divestiture, restructuring, holding separate or other disposal of any product line or product lines that, individually or in the aggregate, represent less than $100 million in annual revenue; or

•
take, or cause to be taken, the imposition of any restriction, requirement or behavioral or commercial limitation on the operation of the business or portion of the business of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective subsidiaries or any other action, that, individually or in the aggregate, would be material to the Combined Company; and

provided further that any obligation to commit to or implement any regulatory remedy is subject to such regulatory remedy being conditioned on the consummation of the Mergers.
Under the Merger Agreement, Skyworks and Qorvo have also agreed that Skyworks will:
•
control, devise and implement the strategy and timing for seeking and securing any actions or consents of any governmental body with respect to the Transactions, including with respect to developing, proposing or negotiating any regulatory remedies or any other commitments, consents or remedies with any governmental body intended to avoid, resolve or lift a Restraint or legal proceeding (after taking into account in good faith any comments of Qorvo or its representatives relating to such strategy), and coordinate any contacts with any governmental body (including any requesting authority);

•
take the lead in all meetings, communications, discussions and negotiations with any governmental body (including any requesting authority) in connection with obtaining any such action or consent; provided, however, that neither Skyworks nor Qorvo will participate in any substantive meeting, communication, discussion or negotiation with any governmental body (including any requesting authority) in connection with the Merger Agreement and the Mergers unless it gives the other party prior notice of, consults with the other party in good faith in advance of, and, to the extent not prohibited by such governmental body, gives the other party the opportunity to attend and participate in, such meeting, communication, discussion or negotiation; and

•
have the right in its sole discretion to commit to or agree with any governmental body to stay, toll or extend any applicable waiting period under the HSR Act, any applicable antitrust law or any applicable investment screening law; provided, however, that Skyworks will not withdraw its initial filing pursuant to the HSR Act or refile without Qorvo’s prior written consent.

Director and Officer Matters
From the Effective Time until the sixth (6th) anniversary of the Effective Time, Skyworks must cause the Surviving Corporation and the Surviving Company to exculpate, indemnify and hold harmless each present and former director and officer of Qorvo or any Qorvo subsidiary (collectively, the “Indemnified Persons”), (a) to the fullest extent permitted under applicable law, and (b) in accordance with any indemnification agreements with Qorvo or any Qorvo subsidiary in effect on the date of the Merger Agreement, against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Persons’ service as a director or officer of Qorvo or any Qorvo subsidiary or services performed by such persons at the request of Qorvo or any Qorvo subsidiary at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time.
All rights to indemnification, exculpation and advancement and reimbursement of expenses by Qorvo or any Qorvo subsidiary existing in favor of the Indemnified Persons for their acts and omissions as directors and officers occurring prior to the Effective Time, as provided in Qorvo’s or the applicable Qorvo subsidiary’s certificate of incorporation, bylaws or other similar organizational documents (as in effect as of October 27, 2025) and as provided in those indemnification agreements between Qorvo or any Qorvo subsidiary and such Indemnified Persons (as in effect as of October 27, 2025), will survive the Mergers and continue in full force and effect (to the extent such rights to indemnification are available under and consistent with applicable law) for a period of six (6) years following the date on which the Mergers become effective, and the Surviving Company and its subsidiaries will (and Skyworks will cause the Surviving Company and its subsidiaries to) honor and fulfill, in all respects, the obligations of Qorvo or any Qorvo subsidiary in respect of such rights of indemnification, exculpation and advancement and reimbursement of expenses.
For a period of six (6) years after the Effective Time, to the fullest extent permitted under applicable law, Skyworks and the Surviving Company must maintain in effect the indemnification, exculpation and advancement of expenses provisions of Qorvo and the Qorvo subsidiaries’ certificates of incorporation, bylaws or similar organizational documents in effect as of the date of the Merger Agreement and any indemnification agreements of Qorvo and its subsidiaries in effect as of the date of the Merger Agreement, or provisions that are no less protective than such provisions or agreements, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were current or former directors or officers of Qorvo and the Qorvo subsidiaries.
From the date on which the Closing occurs until the sixth (6th) anniversary of such date, Skyworks must cause the Surviving Company to maintain in effect, for the benefit of the Indemnified Persons with respect to their acts and omissions as directors and officers occurring prior to the Closing, the existing policy of directors’ and officers’ liability insurance maintained by Qorvo as of October 27, 2025 in the form made available to Skyworks (the “Existing D&O Policy”), except that: (a) Skyworks may substitute for the Existing D&O Policy a policy or policies of substantially comparable coverage, and in any event, coverage not less favorable in the aggregate than the existing policies of Qorvo and the Qorvo subsidiaries; and (b) Skyworks will not be required to pay annual premiums for the Existing D&O Policy (or for any substitute policies) in excess of 300% of the most recent annual premium paid prior to October 27, 2025 for the Existing D&O Policy (the “Maximum Premium”).
If any future annual premiums for the Existing D&O Policy (or any substitute policy therefor) exceed the Maximum Premium in the aggregate, then Skyworks may reduce the amount of coverage of such Existing D&O Policy (or any substitute policy therefor) to the amount of coverage that can be obtained for a premium equal to the Maximum Premium.

Skyworks must cause the Surviving Company or, prior to the Effective Time, Qorvo will have the right to purchase a pre-paid, non-cancellable “tail” policy on the Existing D&O Policy for a claims reporting or discovery period of six (6) years from the Closing Date and otherwise on terms and conditions that are no less favorable than the terms and conditions of the Existing D&O Policy; provided, however, that the Surviving Company will not be obligated to, and Qorvo will not (without the prior written consent of Skyworks), expend an amount for such “tail” policy in excess of the Maximum Premium.
Skyworks Board Composition
The parties to the Merger Agreement must take all action necessary (including, to the extent necessary, procuring the resignation or removal of any directors on the Skyworks Board immediately prior to the Effective Time) so that, as of immediately following the Effective Time, the number of directors that comprise the full Skyworks Board shall be eleven (11) directors, and the Skyworks Board will immediately following the Effective Time consist of:
•
the Chief Executive Officer of Skyworks as of immediately prior to the Effective Time (who will be the Chief Executive Officer of Skyworks as of immediately after the Effective Time);

•
seven (7) directors designated by the Skyworks Board; and

•
three (3) directors designated by the Qorvo Board, each of which must be reasonably acceptable to Skyworks and which will include Robert A. Bruggeworth (who is reasonably acceptable to Skyworks), the current Chief Executive Officer of Qorvo.

As of immediately following the Effective Time, each such person designated as a director of Skyworks pursuant to the Merger Agreement shall hold office until the next Annual Meeting of Stockholders of Skyworks and until his or her successor is elected and qualified or until his or her earlier resignation or removal, in accordance with the governance documents of Skyworks and applicable law.
Financing Cooperation
In connection with any debt financing incurred or intended to be incurred by Skyworks for purposes of financing the Mergers (the “Debt Financing”), Skyworks and Qorvo have agreed to certain covenants, as described below.
Skyworks must use reasonable best efforts to arrange and obtain Debt Financing on or prior to the Closing on the terms and subject solely to the conditions described in the Commitment Letter, including using its reasonable best efforts to: (a) maintain in full force and effect the Commitment Letter in accordance with its terms, (b) negotiate, enter into and deliver definitive agreements with respect to the Debt Financing on the terms and solely subject to the conditions contemplated by the Commitment Letter (the “Definitive Debt Financing Agreements”), (c) satisfy (or obtain a waiver of) on a timely basis all conditions and comply with all obligations applicable to Skyworks in the Commitment Letter and the Definitive Debt Financing Agreements, (d) enforce all of its rights under the Commitment Letter and the Definitive Debt Financing Agreements and (e) consummate the Debt Financing no later than the Closing Date.
Skyworks cannot amend or modify the terms of, obtain any replacement of, or waive any of its rights under the Commitment Letter or the Definitive Debt Financing Agreements, in whole or in part, without the prior written consent of Qorvo subject to customary exceptions. Skyworks must keep Qorvo reasonably informed promptly upon written request of the status of its efforts to arrange the Debt Financing.
In the event that all or any portion of the Debt Financing is reasonably expected to become, unavailable for any reason, in an amount sufficient, together with all other sources of cash available to Skyworks on the Closing Date, for the satisfaction of all of Skyworks’ payment obligations under the Merger Agreement, Skyworks must (a) notify Qorvo in writing as promptly as practicable after obtaining knowledge thereof and (b) take all actions necessary to promptly arrange and obtain alternative financing (i) in an amount sufficient for the satisfaction of all of Skyworks’ payment obligations under the Merger Agreement, (ii) that does not impose new or additional conditions precedent or expand upon the conditions precedent set forth in the Commitment Letter and (iii) which would not reasonably be expected to materially delay or impair the likelihood of the Closing.

Subject to certain limitations set forth in the Merger Agreement, Qorvo must use reasonable best efforts to provide Skyworks cooperation reasonably requested by Skyworks in connection with the arrangement of the Debt Financing and any capital markets issuance to refinance all or a portion of Qorvo’s outstanding senior notes, including using reasonable best efforts (to the extent reasonable and customary for financings of the type contemplated thereby as of the date of the Merger Agreement) to (a) participate in a reasonable but limited number of lender meetings via videoconference upon reasonable notice and at mutually agreed dates and reasonable times, (b) provide reasonable and customary assistance with the preparation of customary marketing materials in connection with obtaining any Debt Financing or consummating any capital markets issuance, solely with respect to customary information relating to Qorvo and its subsidiaries, (c) provide documentation and information reasonably required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations to the extent reasonably requested by Skyworks, (d) furnish Skyworks, following Skyworks’ reasonable request, with customary financial information (to the extent reasonably available to Qorvo) required pursuant to the Commitment Letter to the extent reasonably required to consummate any Debt Financing or capital markets issuance, (e) cause its independent auditors to participate in customary accounting due diligence sessions and reasonably cooperate with any Debt Financing and capital markets issuance consistent with their customary practice, including (x) requesting that such auditors provide customary comfort letters, consents or authorization letters to the inclusion of Qorvo’s auditor reports and (y) providing customary management representation letters to such auditors, in each case, to the extent required in connection with the marketing and syndication of any Debt Financing or as customarily required in an underwritten capital markets issuance, and (f) assist with the preparation of and enter into (but not prior to the Closing Date) the Definitive Debt Financing Agreements or the amendment of any currency or interest hedging agreements of Qorvo (provided that Qorvo is not required to negotiate or obtain such amendments).
Subject to certain limitations set forth in the Merger Agreement, Qorvo is required to cooperate with, and take all actions reasonably requested by, Skyworks to facilitate the termination and payoff of the commitments under the Qorvo Credit Agreement at the Closing. Subject to certain limitations set forth in the Merger Agreement, Qorvo is required to use commercially reasonable efforts (but which efforts do not require Qorvo to commence any litigation or other adversarial proceedings against the lenders, arrangers or agents (or any other persons) under the Qorvo Credit Agreement), subject to the cooperation of the lenders thereunder, to obtain and deliver to Skyworks a customary payoff letter in connection with the Qorvo Credit Agreement. Notwithstanding the foregoing, Qorvo is not required to cause any repayment, release or termination of the Qorvo Credit Agreement.
Subject to certain limitations set forth in the Merger Agreement, Qorvo is required to cooperate with, and take all actions reasonably requested by, Skyworks to facilitate the assumption, amendment, redemption, repurchase or repayment of Qorvo’s outstanding notes, as applicable, by Skyworks, in each case conditioned on the occurrence of the Closing.
Certain Tax Matters
For U.S. federal income tax purposes, the parties to the Merger Agreement intend that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that the Merger Agreement is adopted as a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code and within the meaning of Treasury Regulations Section 1.368-2(g).
Each of Skyworks, Qorvo and their respective subsidiaries must use reasonable best efforts to cause the Mergers, taken together, to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of Skyworks, Qorvo or any of their respective subsidiaries has taken or agreed to take any action or believes or has any reason to believe that any conditions exist that could reasonably be expected to prevent or impede the Mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, and must report the Mergers in a manner consistent with the intended tax treatment as a “reorganization” within the meaning of Section 368(a).

Other Covenants and Agreements
The Merger Agreement contains certain other covenants agreements, including covenants relating to:
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cooperation between Skyworks and Qorvo in the preparation of this joint proxy statement/prospectus and, if shares of Skyworks Common Stock issuable with respect to Adjusted RSU Awards are not included in this joint proxy statement/prospectus, the preparation and filing on the Closing Date of a registration statement on Form S-8 with respect to such shares of Skyworks Common Stock;

•
actions to be taken by Skyworks and Qorvo with respect to notifying Qorvo and Skyworks, as applicable, of certain matters;

•
confidentiality and access by Skyworks and Qorvo to certain information about the other party solely to the extent in furtherance of the consummation of the Transactions or integration planning relating thereto;

•
Skyworks and Qorvo consulting with and obtaining consent from each other before issuing any press release or making any public statement with respect to the Transaction;

•
Skyworks and Qorvo affording each other a reasonable opportunity to participate in the defense or settlement of any stockholder litigation or claim against Qorvo relating to the Mergers, and the required consent of each other prior to the settlement of any such litigation;

•
actions to be taken by Skyworks and Qorvo with respect to Section 16(a) of the Exchange Act; and

•
actions to be taken by Skyworks with respect to the listing on Nasdaq of shares of Skyworks Common Stock issued in connection with the Mergers.

Conditions to the Mergers
Conditions to Each Party’s Obligation to Effect the Mergers
The obligations of each party to the Merger Agreement to effect the Mergers are subject to the satisfaction (or waiver by the party entitled to the benefit thereof) at or prior to the Effective Time of the following conditions:
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this joint proxy statement/prospectus will have been declared (or shall have become) effective by the SEC under the Securities Act, no stop order suspending the effectiveness of this joint proxy statement/prospectus will have been issued by the SEC, and no proceedings for that purpose will have been initiated or threatened in writing by the SEC;

•
Each of the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions and the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance will have been obtained;

•
the waiting periods (including all extensions thereof) applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated and all other consents required under any antitrust law or investment screening law of certain specified jurisdictions must have been obtained and remained in full force and effect, provided no such consent imposes any term, condition, restriction, requirement or limitation to which the relevant party would not have been required to agree pursuant to the Merger Agreement (the “Regulatory Approvals Condition”); and

•
no law or order, writ, injunction, judgment, decree or ruling (whether temporary, preliminary or permanent) enacted, promulgated, issued or entered by any governmental body having competent jurisdiction over Qorvo or Skyworks in certain specified jurisdictions shall be continuing and in effect enjoining, preventing or prohibiting the consummation of the Mergers or making consummation of the Mergers illegal (the “No Legal Restraints Condition”).

Conditions to the Obligations of Skyworks, Merger Sub I and Merger Sub II to Effect the Mergers
In addition, the obligations of Skyworks, Merger Sub I and Merger Sub II to effect the Mergers are subject to the satisfaction (or waiver by Skyworks) at or prior to the Effective Time of the following conditions:
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Qorvo will have performed or complied in all material respects with its obligations, covenants and agreements under the Merger Agreement;

•
the representations and warranties of Qorvo set forth in the Merger Agreement that there has not been any material adverse effect on Qorvo since June 28, 2025, through the date of the Merger Agreement being true and correct in all respects as of October 27, 2025 and as of immediately prior to the Effective Time as if made at and as of such time;

•
the representations and warranties of Qorvo set forth in the Merger Agreement with respect to the capitalization of Qorvo being true and correct in all respects as of October 27, 2025, and as of immediately prior to the Effective Time as if made at and as of such time, except that any inaccuracies in such representations and warranties that are, in the aggregate, de minimis will be disregarded;

•
the representations and warranties of Qorvo set forth in the Merger Agreement with respect to (a) (i) Qorvo having the corporate power and authorization of the Merger Agreement and the Transactions and the valid and binding nature of the Merger Agreement; (b) (i) the unanimous approval, adoption and recommendation, as applicable, by the Qorvo Board of the Merger Agreement and the Transactions; (c) except for Centerview, no agent, broker, person or firm acting on behalf of Qorvo or any Qorvo subsidiary or under Qorvo’s or any Qorvo subsidiary’s authority having been or will be entitled to any commission or broker’s or finder’s fee or commission in connection with any of the Transactions; and (d) inapplicability of anti-takeover statutes and the lack of a rights plan (i) that are qualified by “materiality,” “Material Adverse Effect” or similar language being true and correct in all respects as of October 27, 2025 and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all respects only as of such particular date or with respect to such specific period) and (ii) that are not qualified by “materiality,” “Material Adverse Effect” or similar language being true and correct in all material respects as of October 27, 2025 and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all material respects only as of such particular date or with respect to such specific period);

•
all other representations and warranties of Qorvo set forth in the Merger Agreement being true and correct as of October 27, 2025 and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be true and correct only as of such particular date or with respect to such specific period), except in the case of this bullet, where the failure to be so true and correct (without giving effect to any qualifications or limitations as to “materiality,” “Material Adverse Effect” or similar language) would not, either individually or in the aggregate, have a Material Adverse Effect on Qorvo;

•
since the date of the Merger Agreement, there shall not have occurred or be continuing any Material Adverse Effect with respect to Qorvo; and

•
Skyworks will have received a certificate duly and validly executed and signed on behalf of Qorvo by its chief executive officer and chief financial officer certifying that the conditions in the above bullets have been satisfied.

Conditions to the Obligations of Qorvo to Effect the Mergers
In addition, the obligations of Qorvo to effect the Mergers are subject to the satisfaction (or waiver by Qorvo) at or prior to the Effective Time of the following conditions:
•
Skyworks will have performed or complied in all material respects with its obligations, covenants and agreements under the Merger Agreement;

•
the representations and warranties of Skyworks set forth in the Merger Agreement that there has not been any material adverse effect on Skyworks since June 27, 2025, through the date of the Merger Agreement being true and correct in all respects as of October 27, 2025 and as of immediately prior to the Effective Time as if made at and as of such time;

•
the representations and warranties of Skyworks set forth in the Merger Agreement with respect to the capitalization of Skyworks being true and correct in all respects as of October 27, 2025, and as of immediately prior to the Effective Time as if made at and as of such time, except that any inaccuracies in such representations and warranties that are, in the aggregate, de minimis will be disregarded;

•
the representations and warranties of Skyworks set forth in the Merger Agreement with respect to (a) (i) Skyworks having the corporate power and authorization of the Merger Agreement and the Transactions and the valid and binding nature of the Merger Agreement; (b) (i) the unanimous approval, adoption and recommendation, as applicable, by the Skyworks Board of the Merger Agreement and the Transactions; (c) except for Qatalyst Partners and Goldman Sachs, no agent, broker, person or firm acting on behalf of Skyworks or any Skyworks subsidiary or under Skyworks’ or any Skyworks subsidiary’s authority having been or will be entitled to any commission or broker’s or finder’s fee or commission in connection with any of the Transactions; and (d) inapplicability of anti-takeover statutes and the lack of a rights plan (i) that are qualified by “materiality,” “Material Adverse Effect” or similar language being true and correct in all respects as of October 27, 2025 and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all respects only as of such particular date or with respect to such specific period) and (ii) that are not qualified by “materiality,” “Material Adverse Effect” or similar language being true and correct in all material respects as of October 27, 2025 and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all material respects only as of such particular date or with respect to such specific period);

•
all other representations and warranties of Skyworks set forth in the Merger Agreement being true and correct as of October 27, 2025 and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be true and correct only as of such particular date or with respect to such specific period), except in the case of this bullet, where the failure to be so true and correct (without giving effect to any qualifications or limitations as to “materiality,” “Material Adverse Effect” or similar language) would not, either individually or in the aggregate, have a Material Adverse Effect on Skyworks;

•
since the date of the Merger Agreement, there shall not have occurred or be continuing any Material Adverse Effect with respect to Skyworks; and

•
Qorvo will have received a certificate duly and validly executed and signed on behalf of Skyworks by its chief executive officer and chief financial officer certifying that the conditions in the above bullets have been satisfied.

Termination
The Merger Agreement may be terminated and the Transactions, including the Mergers, may be abandoned at any time prior to the Effective Time (other than in the case of the first bullet) by written notice of the terminating party to the other parties thereto:
•
by mutual written consent of Skyworks and Qorvo;

•
by either Skyworks or Qorvo, if the Mergers have not been consummated on or prior to 11:59 p.m., Pacific Time, on April 27, 2027, or such other date agreed in writing by Skyworks and Qorvo; provided, however, that (a) if, on April 27, 2027, either of the Regulatory Approvals Condition or the No Legal Restraints Condition has not been satisfied or waived, and only in the event there is pending litigation brought by the DOJ, the FTC or any other governmental body in the United States under the antitrust laws, then the Outside Date will be automatically extended to July 27, 2027, (b) if, on July 27, 2027, either of the Regulatory Approvals Condition or the No Legal Restraints Condition has not been satisfied or waived, and only in the event there is pending litigation brought by the DOJ, the FTC or any other governmental body in the United States under the antitrust laws, then the Outside Date will be automatically extended to October 27, 2027, (c) if all the closing conditions are satisfied or waived (other than those conditions that by their terms are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) prior to 11:59 p.m., Pacific Time, on the Outside Date but such that the last date on which the Closing would otherwise be required to occur under the Merger Agreement occurs after the Outside Date, the Outside Date will be automatically extended to 11:59 p.m., Pacific Time, on such date, and (d) a party to the Merger Agreement will not be permitted to terminate the Merger Agreement if the failure of the Mergers to occur prior to the Outside Date was primarily attributable to a failure on the part of such party to perform any covenant or obligation in the Merger Agreement required to be performed by such party at or prior to the Effective Time in material breach of such party’s obligations hereunder (any such termination, an “Outside Date Termination”);
•
by either Skyworks or Qorvo, if any final, non-appealable Restraint in any specified jurisdiction is in effect having the effect of making illegal, permanently preventing, enjoining or prohibiting the consummation of the Mergers, unless such Restraint was primarily attributable to a failure on the part of such party to perform any covenant or obligation in the Merger Agreement required to be performed by such party at or prior to the Effective Time in material breach of such party’s obligations hereunder (any such termination, a “Restraint Termination”);

•
by either Skyworks or Qorvo, if the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions has not been obtained by reason of the failure to obtain the required vote at the Qorvo Special Meeting (or any valid adjournment or postponement thereof);

•
by either Skyworks or Qorvo, if the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance has not been obtained by reason of the failure to obtain the required vote at the Skyworks Special Meeting (or any valid adjournment or postponement thereof);

•
by Skyworks, at any time prior to the receipt of the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions, if (a) a change in the Qorvo Board recommendation has occurred, (b) Qorvo has failed to include in this joint proxy statement/prospectus the Qorvo Board recommendation, (c) the Qorvo Board or any committee thereof has approved, endorsed or recommended any Qorvo Acquisition Proposal, (d) Qorvo has entered into any agreement in principle, letter of intent, term sheet, acquisition agreement, Merger Agreement or other contract relating to any Qorvo Acquisition Proposal, (e) a tender offer or exchange offer relating to securities of Qorvo has been commenced and Qorvo has not issued a statement of rejection thereof and publicly reaffirming the Qorvo Board recommendation, or (f) Qorvo or any Qorvo subsidiary or any of their representative has committed a material breach of the non-solicitation provisions in the Merger Agreement (any such termination, a “Qorvo Triggering Event Termination” and clauses (a) through (f), a “Qorvo Triggering Event”);

•
by Qorvo, at any time prior to the receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, if (a) a change in Skyworks Board recommendation has occurred, (b) Skyworks has failed to include in this joint proxy statement/prospectus the Skyworks Board recommendation, (c) the Skyworks Board or any committee thereof has approved, endorsed or recommended any Skyworks Acquisition Proposal, (d) Skyworks has entered into any agreement in principle, letter of intent, term sheet, acquisition agreement, Merger Agreement or other contract relating to any Skyworks Acquisition Proposal, (e) a tender offer or exchange offer relating to securities of Skyworks has been commenced and Skyworks has not issued a statement of rejection thereof and publicly reaffirming the Skyworks Board recommendation, or (f) Skyworks or any Skyworks subsidiary or any of their representative has committed a material breach of the non-solicitation provisions in the Merger Agreement (any such termination, a “Skyworks Triggering Event Termination” and clauses (a) through (f), a “Skyworks Triggering Event”);

•
by Skyworks, if Qorvo has materially breached any covenant, obligation or agreement or in the case of any inaccuracy in any representation or warranty if such breach or inaccuracy is not curable by the Outside Date, or, if curable, is not cured within fifteen (15) business days of the date Skyworks gives Qorvo notice of such breach or inaccuracy (any such termination, a “Breach of Qorvo Covenant Termination”); provided, however, that Skyworks will not have the right to terminate the Merger Agreement if Skyworks is then in material breach of any of its representations, warranties, covenants, obligations or agreements hereunder such that Qorvo has the right to terminate the Merger Agreement;

•
by Qorvo, if Skyworks has materially breached any covenant, obligation or agreement or in the case of any inaccuracy in any representation or warranty if such breach or inaccuracy is not curable by the Outside Date, or, if curable, is not cured within fifteen (15) business days of the date Skyworks gives Qorvo notice of such breach or inaccuracy (any such termination, a “Breach of Skyworks Covenant Termination”); provided, however, that Qorvo will not have the right to terminate the Merger Agreement if Qorvo is then in material breach of any of its representations, warranties, covenants, obligations or agreements hereunder such that Skyworks has the right to terminate the Merger Agreement;

•
by Skyworks, at any time prior to the receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance to enter into a definitive acquisition agreement authorized by the Skyworks Board providing for a Skyworks Superior Proposal and, substantially concurrently with such termination, Skyworks enters into such definitive acquisition agreement; provided that Skyworks must have complied in all material respects with the non-solicitation covenants of the Merger Agreement with respect to such Skyworks Superior Proposal and prior to or substantially concurrently with such termination Skyworks pays or causes to be paid to Qorvo the Skyworks Termination Fee (as defined below) (any such termination, a “Skyworks Superior Proposal Termination”); and

•
by Qorvo, at any time prior to the receipt of the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions to enter into a definitive acquisition agreement authorized by the Qorvo Board providing for a Qorvo Superior Proposal and, substantially concurrently with such termination, Qorvo enters into such definitive acquisition agreement; provided that Qorvo must have complied in all material respects with the non-solicitation covenants of the Merger Agreement with respect to such Qorvo Superior Proposal and prior to or substantially concurrently with such termination Qorvo pays or causes to be paid to Skyworks the Qorvo Termination Fee (as defined below) (any such termination, a “Qorvo Superior Proposal Termination”).

Effect of Termination
If the Merger Agreement is terminated as described in “— Termination,” the Merger Agreement will be of no further force or effect and there shall be no damages or liability on the part of Skyworks or Qorvo or their respective directors, officers, employees, stockholders, representatives, agents or advisors, subject to certain limited exceptions; provided, however, that:
•
certain specified provisions of the Merger Agreement and other transaction documents (including (a) provisions with respect to Skyworks’ and Qorvo’s use of confidential information of the other party and (b) provisions with respect to the allocation of fees and expenses, including, if applicable, the termination fees described below) will survive the termination of the Merger Agreement and will remain in full force and effect; and

•
nothing in the Merger Agreement will relieve any party thereto from liability (including, pursuant to Section 261(a)(1) of the DGCL, but subject to the third-party beneficiary provision of the Merger Agreement) for damages payable to Qorvo based on the loss of the right to receive the Merger Consideration that the Qorvo stockholders would have received if the Mergers were consummated pursuant to the terms of this Agreement, which may be retained by Qorvo without distribution to its stockholders as a result of fraud or the willful and material breach by such party of its representations, warranties, covenants, obligations or other agreements set forth in the Merger Agreement.

Termination Fees and Other Fees
Termination Fees Payable by Skyworks
The Merger Agreement provides that Skyworks will pay Qorvo a termination fee of $298,692,098 (the “Skyworks Termination Fee”) in cash under the following circumstances:
•
If Skyworks terminates the Merger Agreement in connection with a Skyworks Superior Proposal Termination;

•
If Qorvo, prior to the receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, terminates the Merger Agreement in connection with a Skyworks Triggering Event Termination; or

•
If (a) Skyworks terminates the Merger Agreement in connection with an Outside Date Termination or in connection with a failure to obtain the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, or if Qorvo terminates the Merger Agreement in connection with a Breach of Skyworks Covenant Termination; (b) a Skyworks Acquisition Transaction has been publicly disclosed and has not been publicly withdrawn, subject to certain timing considerations; and (c) within twelve (12) months after such termination, Skyworks enters into a definitive agreement with respect to any Skyworks Acquisition Transaction that is subsequently consummated or a Skyworks Acquisition Transaction occurs involving Skyworks.

Skyworks has also agreed to reimburse Qorvo’s reasonable, documented, out-of-pocket expenses paid to third parties in connection with the Transactions in an amount not to exceed $45 million in the event that Skyworks or Qorvo terminates the Merger Agreement due to a failure to obtain the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance.
Skyworks has also agreed to pay Qorvo a reverse termination fee in the amount of $100 million if, but only if, the Merger Agreement is terminated (a) due to a Restraint Termination as a result of any Restraint with respect to the antitrust laws or investment screening laws of certain specified jurisdictions or (b) due to an Outside Date Termination and all closing conditions have been satisfied or waived, other than the Regulatory Approvals Condition or the No Legal Restraints Condition.
Termination Fees Payable by Qorvo
The Merger Agreement provides that Qorvo will pay Skyworks a termination fee of $298,692,098 (the “Qorvo Termination Fee”) in cash under the following circumstances:
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If Qorvo terminates the Merger Agreement in connection with a Qorvo Superior Proposal Termination;

•
If Skyworks, prior to the receipt of the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, terminates the Merger Agreement in connection with a Qorvo Triggering Event Termination; or

•
If (a) Qorvo terminates the Merger Agreement in connection with an Outside Date Termination or in connection with a failure to obtain the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions, or if Skyworks terminates the Merger Agreement in connection with a Breach of Qorvo Covenant Termination; (b) a Qorvo Acquisition Transaction shall have been publicly disclosed and shall not have been publicly withdrawn, subject to certain timing considerations; and (c) within twelve (12) months after such termination, Qorvo shall have entered into a definitive agreement with respect to any Qorvo Acquisition Transaction that is subsequently consummated or a Qorvo Acquisition Transaction occurs involving Qorvo.

Qorvo has also agreed to reimburse Skyworks’ reasonable, documented, out-of-pocket expenses paid to third parties in connection with the Transactions in an amount not to exceed $45 million in the event that Skyworks or Qorvo terminates the Merger Agreement due to a failure to obtain the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions.

Expenses
Except as otherwise expressly provided in the Merger Agreement with respect to each party’s termination fees and certain financing-related matters, all costs and expenses incurred in connection with the Merger Agreement will be paid by the party incurring such cost or expense.
Amendment or Supplement; Extension of Time; Waiver
At any time prior to the Effective Time, the Merger Agreement may be amended or supplemented in any and all respects by written agreement signed by all Skyworks, Merger Sub I, Merger Sub II and Qorvo. After receipt of the Qorvo stockholder approval necessary to adopt this Agreement and to approve the Transactions or the Skyworks stockholder approval necessary to approve the Skyworks Stock Issuance, no amendment or supplement may be made that by law requires further approval by the stockholders of Skyworks or Qorvo without the further approval of such stockholders.
Any party to the Merger Agreement may, subject to applicable law: (a) waive any inaccuracies in the representations and warranties of any other party; (b) extend the time for the performance of any of the obligations or acts of any other party; or (c) to the extent permitted by applicable law, waive compliance by the other party with any of the agreements contained in the Merger Agreement or, except as otherwise provided in the Merger Agreement, waive any of such party’s conditions.
No Third-Party Beneficiary
The Merger Agreement is not intended, and will not be deemed, to create any agreement of employment with any person, to confer any rights or remedies upon any person other than the parties thereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary thereto, except:
•
from and after the Effective Time, the former holders of Qorvo Common Stock and Qorvo RSU Awards as of immediately prior to the Effective Time to receive Merger Consideration, an amount in cash equal to all dividend equivalents, if any, accrued but unpaid as of the Effective Time with respect to an Accelerated Qorvo RSU and/or Adjusted RSU Awards, as applicable;

•
with respect to the indemnification and insurance provisions, which provisions are intended to be for the benefit of, and will be enforceable by, each of the Indemnified Persons, who are intended third-party beneficiaries of such provisions from and after the Effective Time; and

•
with respect to the financing provisions, which the financing sources and the financing source related parties are third-party beneficiaries of, and may enforce.

Applicable Law; Jurisdiction
Subject to certain exceptions related to the Debt Financing, the Merger Agreement and all actions (whether at law, in contract, in tort or otherwise) arising out of or relating to the Merger Agreement, the negotiation, validity or performance of the Merger Agreement or the Mergers will be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. Subject to certain exceptions related to the Debt Financing, all actions and proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to the Merger Agreement, the negotiation, validity or performance of the Merger Agreement or the Mergers will be heard and determined in the Court of Chancery of the State of Delaware, and the parties irrevocably submit to the jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding.
Specific Enforcement
Except as otherwise provided in the Merger Agreement, any and all remedies in the Merger Agreement expressly conferred upon a party thereto shall be deemed cumulative with and not exclusive of any other remedy conferred thereby, or by law or equity upon such party, and the exercise by a party thereto of any one remedy shall not preclude the exercise of any other remedy and nothing in the Merger Agreement will be deemed a waiver by any party of any right to specific performance or injunctive relief. The parties to the Merger Agreement have agreed that irreparable damage would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties to the Merger Agreement have agreed that they will be entitled to seek an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement. The parties to the Merger Agreement have agreed to waive the requirement of any posting of a bond in connection with the remedies described in the Merger Agreement.

THE VOTING AND SUPPORT AGREEMENT
Concurrently with the execution of the Merger Agreement, Skyworks and the SBV Stockholders entered into the VSA, pursuant to which, among other things, each SBV Stockholder has agreed to vote (or cause to be voted) its shares of Qorvo Common Stock: (a) in favor of the adoption of the Merger Agreement and the Transactions, (b) in favor of any proposal to adjourn a meeting of Qorvo stockholders to solicit additional proxies in favor of the adoption of the Merger Agreement; (c) against any Qorvo Acquisition Proposal or any other proposal in opposition to, or in competition with, the Merger and the Transactions; and (d) against any other action, agreement or transaction that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone or discourage the Transactions or the VSA or the performance by Qorvo of its obligations under the Merger Agreement or by such SBV Stockholder of its obligations under the VSA. As of December 15, 2025, the SBV Stockholders collectively held approximately 8% of Qorvo’s issued and outstanding shares.
The following summary describes certain material provisions of the VSA. This summary is not complete and is qualified in its entirety by the VSA, which is attached to this joint proxy statement/prospectus as Annex B and which constitutes part of this joint proxy statement/prospectus. We encourage you to read carefully the VSA in its entirety because this summary may not contain all of the information about the VSA that is important to you. The rights and obligations of the parties to the VSA are governed by the express terms of the VSA and not by this summary or any other information contained in this joint proxy statement/prospectus.
Voting
Each SBV Stockholder has agreed, that until the earlier to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, (c) the date of any amendment, modification or supplement to the Merger Agreement, in each such case if such amendment, modification or supplement materially and adversely affects the economic interests or share ownership of Qorvo’s stockholders, (d) the date of any Qorvo Triggering Event or Skyworks Triggering Event and (e) the mutual written consent of Skyworks, Qorvo and the applicable SBV Stockholder (such date, the “Voting Covenant Expiration Date”), at the Qorvo Special Meeting or any other meeting of the stockholders of Qorvo, however called, or in connection with any written consent of the stockholders of Qorvo, in each case, relating to any proposed action by the stockholders of Qorvo with respect to the matters set forth in the second bullet below (each, a “Voting Event”), each SBV Stockholder must:
•
appear at each such Voting Event or otherwise cause the Shares that are capable of being voted and any voting securities of Qorvo acquired by such SBV Stockholder after the date of the VSA and prior to the record date of such Voting Event (the “Voting Shares”) owned beneficially or of record by such SBV Stockholder to be counted as present thereat for purposes of calculating a quorum; and

•
vote (or cause to be voted), in person or by proxy, the Voting Shares(a) in favor of the adoption of the Merger Agreement and the Transactions, (b) in favor of any proposal to adjourn a meeting of Qorvo stockholders to solicit additional proxies in favor of the adoption of the Merger Agreement; (c) against any Qorvo Acquisition Proposal or any other proposal in opposition to, or in competition with, the Merger and the Transactions; and (d) against any other action, agreement or transaction that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone or discourage the Transactions or the VSA or the performance by Qorvo of its obligations under the Merger Agreement or by such SBV Stockholder of its obligations under the VSA.

Transfer Restrictions
Until the earliest of (a) the Voting Covenant Expiration Date, (b) the conclusion of the Qorvo Special Meeting, and (c) nine (9) months from the date of the VSA, each SBV Stockholder has agreed not to sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (collectively, a “Transfer”) or enter into any contract, option, put, call or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Shares, or any interest therein;

Notwithstanding the foregoing, each SBV Stockholder may Transfer any Shares to any transferee or transferees (the “Transferred Shares”) if:
•
such SBV Stockholder retains direct or indirect sole voting control over such Transferred Shares that are Voting Shares through the earliest of (a) the Voting Covenant Expiration Date, (b) the conclusion of the Qorvo Special Meeting, and (c) nine (9) months from the date of the VSA; or

•
as a condition to such transfer of Voting Shares, such transferee or transferees executes an agreement that contains the same covenants regarding voting and transfer as are contained in the VSA.

Dissenter’s Rights
Each SBV Stockholder has agreed not to exercise any appraisal or dissenter’s rights available to SBV Stockholder with respect to the Mergers pursuant to Section 262 of the DGCL.
Non-Solicitation
Each SBV Stockholder must immediately cease, and must cause its respective representatives to immediately cease, any discussions or negotiations with any person that may be ongoing with respect to any Acquisition Proposal or any proposal that would reasonably be expected to lead to an Acquisition Proposal. Until the Voting Covenant Expiration Date, each SBV Stockholder (in its or his capacity as a stockholder of Qorvo) has agreed that it will not, and will cause each of its controlled affiliates not to, and use reasonable best efforts to cause each person that controls such SBV Stockholder not to, directly or indirectly:
•
solicit, initiate or knowingly facilitate, encourage or induce (including by way of furnishing information), or take any other action designed to facilitate, any inquiry or the making of any proposal which constitutes, or would be reasonably expected to lead to, an Acquisition Proposal; or

•
engage in any discussions or negotiations regarding any Acquisition Proposal (other than, solely in response to an unsolicited inquiry, to refer the inquiring person to the non-solicitation and to limit its conversation or other communication exclusively to such referral).

Termination
The VSA terminates upon the Voting Covenant Expiration Date.

SKYWORKS EXECUTIVE AND DIRECTOR COMPENSATION
Compensation Discussion and Analysis
Named Executive Officers
This Compensation Discussion and Analysis section discusses the compensation policies and programs for Skyworks’ named executive officers during its fiscal year ended October 3, 2025 (“fiscal year 2025”), as determined under the rules of the SEC. For fiscal year 2025, Skyworks’ named executive officers were:
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Philip G. Brace, Chief Executive Officer and President;

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Philip Carter, Senior Vice President and Chief Financial Officer;

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Reza Kasnavi, Executive Vice President, Chief Operations and Technology Officer;

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Robert J. Terry, Senior Vice President, General Counsel and Secretary;

•
Karilee A. Durham, Senior Vice President, Human Resources;

•
Liam K. Griffin, Former Chairman, Chief Executive Officer and President;

•
Kris Sennesael, Former Senior Vice President and Chief Financial Officer; and

•
Robert A. Schriesheim, Former Interim Chief Financial Officer.

Chief Executive Officer Transition
Following a rigorous, thoughtful and thorough CEO search process conducted by the Skyworks Board with the assistance of an executive search firm, Skyworks identified Mr. Brace as Mr. Griffin’s successor. In February 2025, Skyworks announced that Mr. Brace would become Chief Executive Officer and President and a member of the Skyworks Board, effective February 17, 2025. Mr. Griffin ceased serving as Chief Executive Officer and President and a member of the Skyworks Board on February 17, 2025 and thereafter served in a non-executive advisory role for three months to support the leadership transition, after which his employment with Skyworks ended on May 18, 2025.
Chief Financial Officer Transition
On May 1, 2025, Mr. Sennesael informed Skyworks that he would resign from Skyworks, effective May 9, 2025, to accept another position, and his employment with Skyworks ended on May 9, 2025. On May 7, 2025, Skyworks announced that Mark P. Dentinger would be joining Skyworks as Senior Vice President and Chief Financial Officer, effective June 2, 2025. However, due to an unforeseen medical condition, Mr. Dentinger did not commence employment with Skyworks. On May 29, 2025, Skyworks announced that it had appointed Mr. Schriesheim, a member of the Skyworks Board, as Skyworks’ Interim Chief Financial Officer and that it had commenced a search for a permanent Chief Financial Officer. Following an extensive search process with the assistance of an executive search firm, the Skyworks Board appointed Mr. Carter as Senior Vice President and Chief Financial Officer, effective September 8, 2025, at which time Mr. Schriesheim ceased serving as Interim Chief Financial Officer.
Engagement with Stockholders Regarding Executive Compensation
In evaluating and establishing Skyworks’ executive compensation policies and programs, its Compensation and Talent Committee values and actively considers the opinions expressed by its stockholders through the “say-on-pay” advisory vote at each annual stockholder meeting, as well as through its ongoing stockholder engagement efforts. At Skyworks’ 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), approximately 91% of the votes cast approved its “say-on-pay” proposal, reflecting continued support for its compensation policies and determinations for the fiscal year ended September 27, 2024 (“fiscal year 2024”).
Following the 2025 Annual Meeting, Skyworks continued its annual stockholder engagement efforts by conducting outreach to 19 institutional stockholders representing approximately 60% of Skyworks’ shares outstanding. Stockholders representing approximately 49% of Skyworks’ shares outstanding responded to the outreach, either with written feedback, a request to speak, or by declining the invitation. Generally, investors who declined a meeting noted that they did so because they did not have any concerns to discuss. Skyworks held engagement meetings with each of those stockholders who requested to meet, representing approximately 18% of Skyworks’ shares outstanding. The Chairman of the Skyworks Board, Ms. King, was actively involved in stockholder engagement.
During these conversations, institutional stockholders were interested in discussing a range of topics beyond executive compensation, including Skyworks’ Chief Executive Officer transition in February 2025, the composition of the Skyworks Board, business performance and strategy, Skyworks’ efforts to eliminate the supermajority vote provisions from its Restated Certificate of Incorporation, and its sustainability program.
Input and feedback from Skyworks’ stockholders during the most recent outreach, as well as the ongoing dialogue Skyworks has shared with stockholders for many years, continues to directly inform the evolution of its compensation practices.
Fiscal Year 2025 Changes
For Skyworks’ fiscal year 2025, the Compensation and Talent Committee made changes to the long-term stock-based incentives for executives that were directly responsive to stockholder feedback. Effective for the fiscal year 2025 performance share awards (“PSAs”) granted to named executive officers on November 5, 2024, both the performance period and vesting period for the EBITDA margin percentile ranking metric were increased from two years to three years.
Approach for Determining Form and Amounts of Compensation
The Compensation and Talent Committee, which is composed solely of independent directors within the meaning of applicable Nasdaq Rules and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for determining all components and amounts of compensation to be paid to Skyworks’ named executive officers, as well as any other executive officers or employees who report directly to the Chief Executive Officer. The Compensation and Talent Committee sets compensation for the named executive officers, including base salary, short-term incentives, and long-term stock-based incentives, at levels generally intended to be competitive with the compensation of comparable executives in semiconductor companies with which Skyworks competes for executive talent and to link the compensation of its named executive officers to improvements in Skyworks’ financial performance and increases in stockholder value.
Compensation Program Objectives
The objectives of Skyworks’ executive compensation program are to attract, retain, and motivate highly qualified executives to operate the business, and to link the compensation of those executives to improvements in Skyworks’ financial performance and increases in stockholder value. Accordingly, the Compensation and Talent Committee’s goals in establishing Skyworks’ executive compensation program include:
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ensuring that Skyworks’ executive compensation program is competitive with a group of companies in the semiconductor industry with which Skyworks competes for executive talent;

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providing a base salary that serves as the foundation of a compensation package that attracts and retains the executive talent needed to achieve Skyworks’ business objectives;

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providing short-term variable compensation that motivates executives and rewards them for achieving Company financial performance targets;

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providing long-term stock-based compensation that aligns the interest of Skyworks’ executives with stockholders by rewarding them for long-term increases in stockholder value; and

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ensuring that Skyworks’ executive compensation program is perceived as fundamentally fair to its employees.

Retention of Compensation Consultant
The Compensation and Talent Committee has engaged Aon Consulting (“Aon”) to assist in determining the components and amount of executive compensation. Aon reports directly to the Compensation and Talent Committee, through its chairman, and the Compensation and Talent Committee retains the right to terminate or replace the consultant at any time. The Compensation and Talent Committee has considered the relationships that Aon has with Skyworks, the members of the Compensation and Talent Committee and Skyworks’ executive officers, as well as the policies that Aon has in place to maintain its independence and objectivity, and has determined that Aon’s work for the Compensation and Talent Committee has not raised any conflicts of interest. Company management also purchases published compensation and benefits surveys from Aon, and on occasion engages certain affiliates of Aon in various jurisdictions for services unrelated to executive compensation and benefits, engagements for which Skyworks’ management has not sought the Compensation and Talent Committee’s approval. The fees paid to Aon and its affiliates in fiscal year 2025 for these surveys and additional services did not exceed $120,000.
Use of Comparator Group Data
The Compensation and Talent Committee annually compares the components and amounts of compensation that Skyworks provides to its Chief Executive Officer and each of the other named executive officers with “Comparator Group” data for each position and uses this comparison data to help inform its review and determination of base salaries, short-term incentives, and long-term stock-based compensation awards, as discussed in further detail below under “Components of Compensation.” For fiscal year 2025, the Compensation and Talent Committee approved Comparator Group data consisting of a 50/50 blend of (i) Aon survey data of semiconductor companies (where sufficient data was not available in the Aon semiconductor survey data for a given executive position, the Comparator Group data also included survey data regarding high-technology companies), and (ii) data from the group of 18 publicly traded semiconductor companies listed below.
Each year the Compensation and Talent Committee engages Aon to assess the peer group. Using this information, the Compensation and Talent Committee seeks to create a peer group comprised of semiconductor companies. Consolidation within the semiconductor industry over time has resulted in fewer semiconductor companies that are of similar market capitalization and revenue as Skyworks. As a result, when considering companies to potentially include in the peer group, the Compensation and Talent Committee also considers companies in adjacent industries, such as the semiconductor manufacturing equipment industry, as well as companies with smaller or greater revenue or market capitalization than Skyworks, many of which are business competitors and companies with which Skyworks competes for executive talent.
For Skyworks’ fiscal year 2025 compensation program, Skyworks made an adjustment to its peer group from the prior fiscal year by adding GlobalFoundries, a semiconductor company.
Peer Group for Fiscal Year 2025 Compensation (“FY25 Peer Group”)
Advanced Micro Devices	Lam Research	NXP Semiconductors	Teradyne
Analog Devices	Marvell Technology	ON Semiconductor	Texas Instruments
Entegris	Microchip Technology	Qorvo	Western Digital
GlobalFoundries	Micron Technology	QUALCOMM
KLA Corporation	Monolithic Power Systems	Seagate Technology
The Compensation and Talent Committee generally seeks to make decisions regarding each Named Executive Officer’s compensation that are competitive within the Comparator Group, with consideration given to the executive’s role, responsibility, performance, and length of service. After reviewing the Comparator Group data and considering the input of Aon, during its regular cycle in November 2024, the Compensation and Talent Committee established (and the full Board was advised of) the base salary, short-term incentive target, and stock-based compensation for each then-Named Executive Officer for fiscal year 2025. Aon advised the Compensation and Talent Committee that such components of executive compensation for fiscal year 2025 were competitive for chief executive officers and other executive officers at companies of similar size and complexity in the semiconductor industry.

For the compensation of the named executive officers as of November 2024, other than Mr. Griffin, the Compensation and Talent Committee received input from Mr. Griffin, the then-Chief Executive Officer. Along with this input, the Compensation and Talent Committee considered each individual’s responsibilities and experience, as well as internal factors such as scope of role and level in the organization and external factors such as the current environment for attracting and retaining executives.
Compensation Approach for Our Chief Executive Officer
In determining the compensation of its then-Chief Executive Officer for fiscal year 2025, the Compensation and Talent Committee focused on (i) competitive levels of compensation for chief executive officers who are leading companies of similar size and complexity, (ii) the importance of retaining and incentivizing a chief executive officer with the strategic, financial, and leadership skills necessary to ensure its continued growth and success, and (iii) Skyworks’ Chief Executive Officer’s role relative to the other named executive officers.
For Mr. Griffin’s compensation for fiscal year 2025, which was determined in November 2024, in addition to the foregoing factors, the Compensation and Talent Committee also considered input from the full Board on his prior performance. Mr. Griffin was not present during the voting or deliberations of the Compensation and Talent Committee concerning his compensation. The Compensation and Talent Committee left Mr. Griffin’s base salary unchanged for fiscal year 2025, the second fiscal year in a row that his base salary was not increased, and the Compensation and Talent Committee approved a long-term incentive award in an amount with a grant date fair value less than what he received in fiscal year 2024.
In connection with the transition of the role of Chief Executive Officer from Mr. Griffin to Mr. Brace in fiscal year 2025, the Compensation and Talent Committee considered several additional factors in setting Mr. Brace’s compensation. In order to induce Mr. Brace to join Skyworks, the Compensation and Talent Committee took into account, among other things, Mr. Brace’s experience and qualifications, input from Aon, and opportunities to receive significant incremental compensation by continuously increasing shareholder value. The Compensation and Talent Committee sought to prepare an incentive-based compensation package that would align Mr. Brace’s compensation with stockholder interests and the long-term performance of Skyworks’ stock price.
The Compensation and Talent Committee aimed to achieve this goal by granting Mr. Brace a compensation package heavily weighted towards performance with long-term equity incentive awards. First, to align performance objectives with the executive team, Skyworks granted Mr. Brace the following equity awards: (i) a restricted stock unit (“RSU”) award for 43,682 shares (the “FY25 Brace RSU”), which is subject to time-based vesting over a period of four years with such vesting deemed to have commenced on November 5, 2024 and (ii) a PSA for 65,524 shares (the “FY25 Brace PSA”), which may be earned upon the achievement of the same performance metrics used for the PSAs granted to Skyworks’ other executive officers for fiscal year 2025.
In addition, Skyworks granted Mr. Brace a new hire PSA for 455,028 shares (the “Brace New Hire PSA”), which can be earned based on the level of achievement of stock price hurdles measured during the four-year performance period commencing on February 17, 2027 and ending on February 17, 2031. The stock price hurdles will be measured against a base price of $65.63714, which is equal to the average closing price for the seven trading days following February 5, 2025. Twenty percent of the shares subject to the Brace New Hire PSA are earned upon achievement of each of the price hurdles and vest on the one-year anniversary of the applicable price hurdle achievement date, subject to continued service on such date, as outlined below, representing significant hurdles requiring large sustained increases in Skyworks’ share price, and linking pay to shareholder value creation.
Tranche	Percentage Increase in Share Price	Share Price Hurdle	Percentage of Total Number of Shares Subject to the Award
1	+25.00%	$82.04643	20%
2	+50.00%	$98.45571	20%
3	+75.00%	$114.86500	20%
4	+100.00%	$131.27429	20%
5	+150.00%	$164.09286	20%

Compensation Approach for Our Chief Financial Officer
In determining the compensation offer to induce Mr. Carter to join Skyworks, the Compensation and Talent Committee took into account, among other things, input from Aon, benchmarking data among peers, Mr. Carter’s experience and qualifications, and the substantial unvested equity awards and other compensation opportunities that Mr. Carter would surrender by leaving his role as Chief Accounting Officer of Advanced Micro Devices, Inc.
The Compensation and Talent Committee sought to tie Mr. Carter’s equity incentive compensation to the long-term performance of Skyworks’ stock price and the interests of Skyworks’ stockholders. The Compensation and Talent Committee aimed to achieve this goal by granting Mr. Carter the following equity awards: (i) an RSU award for 39,666 shares, which is subject to time-based vesting over a period of four years with such vesting deemed to have commenced on September 8, 2025 (“Carter New Hire RSU”) and (ii) a PSA for 50,244 shares, which will vest based on Skyworks’ absolute level of achievement of TSR over the three fiscal year period starting on October 4, 2025 and ending on September 29, 2028, subject to Mr. Carter’s continued employment through November 11, 2028, as further set forth below (“Carter New Hire PSA”).
	Performance Achieved
	Minimum	Target	Maximum
Positive TSR	25.0%	50.0%	75.0%
% of Shares Earned With Respect to TSR	25.0%	50.0%	100.0%
Mr. Carter also received an $800,000 signing bonus to help offset the repayment of a signing bonus he had received from Advanced Micro Devices, Inc. and the forfeiture of restricted stock units granted by Advanced Micro Devices, Inc. that had been scheduled to vest on December 15, 2025.
Components of Compensation
The key elements of compensation for Skyworks’ named executive officers are base salary, short-term incentives, long-term stock-based incentives, and health and welfare benefits. For fiscal year 2025, the Compensation and Talent Committee sought to make decisions that would result in each Named Executive Officer’s target total direct compensation being competitive within the Comparator Group, with consideration given to the executive’s role, responsibility, performance, and length of service.
Base Salary
The Compensation and Talent Committee annually determines a competitive base salary for each executive officer using the Comparator Group data and input provided by Aon. Base salaries are intended to attract and retain talented executives, recognize individual roles and responsibilities and provide stable income to executives. In order to provide flexibility in consideration of differences in an individual executive’s scope of responsibilities, length of service, and performance, the Compensation and Talent Committee did not target a specific percentile of the Comparator Group for executive officer salaries; however, the salaries of the executive officers were generally near the median of the Comparator Group.
The base salary for Mr. Griffin for fiscal year 2025 was unchanged from fiscal year 2024, the second fiscal year in a row where Mr. Griffin’s base salary was not increased. The base salary increase for fiscal year 2025 for each Named Executive Officer who was also an executive officer of Skyworks in fiscal year 2024, as reflected in the table below, was effected in November 2024. Each salary increase was based on the market-based salary adjustments recommended by Aon, as well as recommendations by the then-Chief Executive Officer, and took into consideration the scope of duties for such Named Executive Officer.
	FY2025 Base Salary ($)	FY2024 Base Salary ($)
Karilee A. Durham	530,000	500,000
Reza Kasnavi(1)	650,000	600,000
Robert J. Terry	585,000	562,000
Liam K. Griffin	1,175,000	1,175,000
Kris Sennesael	675,000	630,000

(1)
In connection with his promotion to Executive Vice President, Chief Operations and Technology Officer, Mr. Kasnavi’s base salary for fiscal year 2025 was increased to $700,000 effective March 15, 2025.

The fiscal year 2025 base salary for each Named Executive Officer who was not an executive officer of Skyworks in fiscal year 2024 is reflected in the table below.
FY2025 Base Salary ($)
Philip G. Brace	900,000
Philip Carter	600,000
Robert A. Schriesheim	625,000
Short-Term Incentives
Overview
Our short-term incentive compensation plan for executive officers is established annually by the Compensation and Talent Committee and is intended to motivate and reward executives by tying a significant portion of their total cash compensation to Skyworks’ achievement of pre-established performance goals that are generally one year or less in duration. The Compensation and Talent Committee believes that pre-established performance goals under Skyworks’ short-term incentive compensation plan for executive officers should generally be measured over a one-year performance period.
Incentive Opportunities
For each executive officer, short-term incentive compensation at the “target” level is designed to be near the median short-term incentive compensation of the Comparator Group. After reviewing Comparator Group data, the Compensation and Talent Committee determined that the target incentive under the fiscal year 2025 Executive Incentive Plan (the “Incentive Plan”), as a percentage of base salary, for each of the named executive officers should not be changed, as compared to the target incentives under the prior year’s short-term incentive plan.
Excluding Mr. Schriesheim, who was not eligible to receive short-term incentive compensation in his role as Interim Chief Financial Officer, the following table shows the range of short-term incentive compensation that each Named Executive Officer could earn in fiscal year 2025 as a percentage of such executive officer’s annual base salary.
	Threshold	Target	Maximum
Chief Executive Officer	80%	160%	320%
Chief Financial Officer	50%	100%	200%
EVP, Chief Operations and Technology Officer(1)	40%	80%	160%
Other Named Executive Officers	40%	80%	160%

(1)
When Mr. Kasnavi received a promotion to his current position in March 2025, he received an increase in his short-term incentive opportunity by 10% (from 80% of his prior base salary to 90% of his increased base salary), with an increase in the threshold amount to 45% of base salary and the opportunity to earn up to a maximum of 180% of the target award to the extent Skyworks exceeds its target performance metrics in fiscal year 2025, in recognition of his new role and responsibilities.

Performance Goals
In December 2024, the Compensation and Talent Committee established performance goals for the Incentive Plan that were based on achieving revenue and non-GAAP operating income performance goals, each of which was weighted at 50%. The non-GAAP operating income performance goal was measured based on Skyworks’ publicly disclosed non-GAAP operating income8 after accounting for any incentive award payments, including those to be made under the Incentive Plan.
The target level performance goals were established by the Compensation and Talent Committee under the Incentive Plan after reviewing Skyworks’ historical operating results, as well as Skyworks’ business outlook and expected future results relative to peers and were designed to require significant effort and operational success on the part of Skyworks’ executives and Skyworks. The maximum level performance goals established by the Compensation and Talent Committee have historically been difficult to achieve and are designed to represent outstanding performance that the Compensation and Talent Committee believes should be rewarded.
The performance goals established under the Incentive Plan for fiscal year 2025 were as follows:
(in millions)	Revenue	Non-GAAP Operating Income
Threshold	$3,750	$800
Target	$4,000	$912
Maximum	$4,400	$1,137
The Compensation and Talent Committee seeks to set challenging yet attainable performance goals for incentive compensation to motivate Skyworks’ executives. For fiscal year 2025, the Compensation and Talent Committee, after substantial evaluation and discussion, set target performance goals that were below fiscal year 2024 performance. Nonetheless, the Compensation and Talent Committee believed that these goals reflected an appropriate level of rigor given several factors. The goals were established in alignment with Skyworks’ annual operating plan for fiscal year 2025, which took into account the broader macroeconomic environment, market conditions and the performance expectations of Skyworks’ stockholders. The Incentive Plan also stipulated that payouts to executives following the end of the fiscal year, under either of the revenue and non-GAAP operating income metrics, were conditioned upon Skyworks achieving full-year non-GAAP operating income of at least $0.8 billion.
Calculation of Incentive Plan Payments
Under the Incentive Plan, upon completion of the fiscal year, the Compensation and Talent Committee determined the extent to which Skyworks’ performance goals were attained, reviewed the Chief Executive Officer’s recommended payouts under the Incentive Plan, and approved the awards to be made under the Incentive Plan.
Achievement under the performance goals at the “threshold,” “target,” or “maximum” level corresponds to payment under the Incentive Plan at the “threshold,” “target,” or “maximum” percentage, as applicable, with such percentage multiplied by the executive’s base salary for fiscal year 2025 and then multiplied by the weighting assigned to that performance goal. The payout for achievement under the performance goals between either the “threshold” and “target” levels or the “target” and “maximum” levels would be based on linear interpolation between the two relevant amounts.
Each executive’s payment under the Incentive Plan is calculated by evaluating achievement of each performance goal individually, determining the portion of the total eligible incentive payment earned with respect to each such performance goal, and totaling the resulting amounts. The Compensation and Talent Committee retained the discretion to make payments, upon consideration of recommendations by the Chief Executive Officer, even if the threshold performance goals were not met or if the nominal level of non-GAAP operating income was not met, or to make payments in excess of the maximum level if Skyworks’ performance exceeded the maximum performance goals. While the Compensation and Talent Committee believed it was appropriate to retain this discretion in order to make short-term incentive compensation awards in appropriate extraordinary circumstances, no such adjustments were actually made.

8
Non-GAAP operating income typically excludes from GAAP operating income the following: share-based compensation expense, acquisition-related expenses, amortization of acquisition-related intangibles, settlements, gains, losses, and impairments and restructuring-related charges.

Fiscal Year Results
For fiscal year 2025, Skyworks’ revenue and non-GAAP operating income achieved were $4,087 million and $995 million, respectively, resulting in a short-term compensation award equal to 129% of the target payment level for each individual who was a Named Executive Officer as of the end of fiscal year 2025. This outcome was largely driven by strong performance and operational execution to meet higher than expected demand for Skyworks’ products.
In November 2025, upon certifying the level of revenue and non-GAAP operating income that had been achieved for the fiscal year, the Compensation and Talent Committee approved payment of the short-term incentive to Skyworks’ executives for fiscal year 2025. The Compensation and Talent Committee did not exercise discretion, either upward or downward, to named executive officers’ payments under the Incentive Plan.
The following table shows Skyworks’ achievement under the Incentive Plan:
(in millions)	Revenue	Non-GAAP Operating Income
Threshold	$3,750	$800
Target	$4,000	$912
Maximum	$4,400	$1,137
Achieved	$4,087	$995
Long-Term Stock-Based Compensation
Overview
The Compensation and Talent Committee generally makes long-term stock-based compensation awards to executive officers on an annual basis. Long-term stock-based compensation awards are intended to align the interests of Skyworks’ executive officers with those of Skyworks’ stockholders and to reward Skyworks’ executive officers for increases in stockholder value over periods of time greater than one year. For fiscal year 2025, the Compensation and Talent Committee made an annual stock-based compensation award on November 5, 2024 to each of the Named Executive Officer as of that date, at a regularly scheduled Compensation and Talent Committee meeting.
For information about the long-term stock based compensation awards granted to Mr. Brace and Mr. Carter in fiscal year 2025, see “Compensation Approach for Our Chief Executive Officer” and “Compensation Approach for Our Chief Financial Officer”, respectively.
Fiscal Year 2025 Stock-Based Compensation Awards
In making annual stock-based compensation awards to executive officers for fiscal year 2025, the Compensation and Talent Committee first reviewed the Comparator Group grant data by executive position. The Compensation and Talent Committee used that data to inform its determination of a target dollar value for the long-term stock-based award for each executive officer, as set forth in the table below, targeting awards for fiscal year 2025 that were competitive within the Comparator Group. Each executive officer was granted a PSA and an RSU award equivalent to 60% and 40%, respectively, of the dollar value of the executive’s fiscal year 2025 stock-based award, calculating the number of shares subject to each award using the fair market value of Skyworks’ common stock on the date of grant of such award and an assumption that Skyworks would achieve the “target” level of performance required to earn the PSA. The Compensation and Talent Committee’s rationale for awarding PSAs is to further align the executive’s interests with those of Skyworks’ stockholders by using equity awards that will vest only if Skyworks achieves pre-established performance goals, and Skyworks believes the Compensation and Talent Committee’s decision to award a portion of the PSAs subject to metrics measured over a multi-year performance period more closely aligns the executive’s interests with those of Skyworks’ stockholders. Each RSU award granted to executive officers in fiscal year 2025 vests over four years at a rate of twenty-five percent (25%) per year commencing one year from the grant date and thereafter on each subsequent anniversary of the grant date for the following three years, provided the executive officer remains employed by Skyworks through each such vesting date. The long-term incentive awards granted in fiscal year 2025 for Mr. Brace and Mr. Carter are described above in “Compensation Approach for Our Chief Executive Officer” and “Compensation Approach for Our Chief Financial Officer”.
Name	Value of FY25 Stock-Based Award(1)	Number of Shares Subject to PSAs, at Target(2)	Number of Shares Subject to RSUs(2)
Liam K. Griffin	$10,000,000	67,735(3)	45,156(4)
Kris Sennesael	$5,400,000	36,577	24,384
Reza Kasnavi	$4,200,000	28,448	18,966
Robert J. Terry	$3,000,000	20,320	13,547
Karilee Durham	$2,600,000	17,611	11,740

(1)
The grant date fair values of these stock-based awards as disclosed further below in the “Summary Compensation Table” and the “Grants of Plan-Based Awards Table” differ from the values stated above due to the grant date fair value of the PSAs being computed using a Monte Carlo simulation to value the portion of the award related to TSR percentile ranking, in accordance with the provisions of FASB ASC Topic 718 — Compensation — Stock Compensation (“ASC 718”).

(2)
Reflects the dollar value of the award, divided by $88.58 per share, which was the closing price of Skyworks’ common stock on the Nasdaq Global Select Market on November 5, 2024.

(3)
Mr. Griffin’s awards were forfeited on May 16, 2025 in connection with his termination of employment.

(4)
The terms of this award provided that in the event of a termination of employment of Mr. Griffin by Skyworks without cause or by Mr. Griffin for good reason, or by reason of Mr. Griffin’s death or disability (“cause” and “good reason”, in the Second Amended and Restated Change in Control / Severance Agreement, dated May 10, 2023, by and between Mr. Griffin and Skyworks (the “Griffin Agreement”)), and subject to Sections 6, 8, 12.3 and 12.4 of the Griffin Agreement, the award would become vested solely with respect to the number of Pro Rata Shares (as defined below), reduced by the number of shares that have previously vested. “Pro Rata Shares” means the total number of shares subject to the award multiplied by a fraction equal to (i) the greater of 180 days or the number of calendar days between November 5, 2024 and the date of the termination of service, divided by (ii) the total number of calendar days between November 5, 2024 and November 5, 2028. Mr. Griffin ceased to be employed by Skyworks on May 16, 2025 at which time his award was vested with respect to 5,934 shares.

After setting award levels by position and evaluating Skyworks’ business needs for the attraction and retention of executives and employees as well as internal and external circumstances impacting Skyworks and its employees, the Compensation and Talent Committee also reviewed the Comparator Group data to set the aggregate number of shares of Skyworks’ common stock that would be made available for annual equity awards to eligible non-executive employees of Skyworks, as a percentage of the total number of the outstanding shares of Skyworks’ common stock.
FY25 PSAs
The PSAs granted on November 5, 2024 (the “November 2025 PSAs”) and the FY25 Brace PSA (together with the November 2025 PSAs, the “FY25 PSAs”), have both “performance” and “continued employment” conditions that must be met in order for the executive to receive shares underlying the award.

The “performance” condition of the FY25 PSAs compares Skyworks’ performance under three distinct metrics during the applicable performance period against a range of pre-established targets, as follows:
	Percentage of Aggregate Target Level Shares	Performance Period	Vesting
Target Level Shares with Respect to Emerging Revenue Growth Metric(1)	25%	Fiscal Year 2025	100% at the End of Year Two
Target Level Shares with Respect to EBITDA Margin Percentile Ranking Metric(2)	25%	Fiscal Years 2025 – 2027	100% at the End of Year Three
Target Level Shares with Respect to TSR Percentile Ranking Metric(3)	50%	Fiscal Years 2025 – 2027	100% at the End of Year Three

(1)
The emerging revenue growth metric measures Skyworks’ year-over-year revenue growth in certain key product categories, each of which represents an identified longer-term growth market for Skyworks.

(2)
The EBITDA margin percentile ranking metric measures Skyworks’ EBITDA margin achieved relative to the companies in Skyworks’ FY25 Peer Group during a three-year performance period comprising Skyworks’ fiscal years 2025, 2026 and 2027. For purposes of the EBITDA margin percentile ranking metric, EBITDA margin is calculated by dividing EBITDA by revenue for the applicable period, where EBITDA is defined as non-GAAP operating income, plus depreciation and amortization, for the applicable period. With respect to Skyworks and each FY25 Peer Group company, EBITDA and revenue are calculated based on publicly reported financial information for the applicable period (which for the FY25 Peer Group companies consists of the twelve-quarter period that ends closest to, but not later than, October 3, 2027).9 When calculating Skyworks’ EBITDA margin, the impact of any acquisition or disposition occurring within the performance period is excluded if the revenue attributable to such acquisition or disposition exceeds $50 million during such period.

(3)
The TSR percentile ranking metric measures Skyworks’ percentile ranking achieved with respect to its peer group. The peer group for purposes of the TSR percentile ranking metric includes each of the companies in the S&P 500 Index during the performance period but excludes any such company that during the three-year performance period is acquired by or merged with (or enters into an agreement to be acquired by or merged with) another entity. For purposes of the PSA award, TSR for Skyworks and for each company in the peer group is calculated using a starting price and ending price, which consist of the average of the closing prices for each trading day during the sixty (60) consecutive calendar days ending on, and including, the last trading day before the measurement period begins and the last trading day of the measurement period, respectively, assuming dividend reinvestment and adjusting for stock splits, as applicable.

The semiconductor industry generally and, in particular, many of the markets into which Skyworks sells its connectivity products, are characterized by constant and rapid technological change, continuous product evolution, and short product life cycles, including annual product refreshes in some cases. Recognizing that a significant driver of long-term growth is Skyworks’ ability to identify and execute on emerging revenue growth opportunities, the Compensation and Talent Committee retained emerging revenue growth as a one-year metric (representing 25% of the target value of the PSAs) to incentivize Skyworks’ management team on specific emerging product lines that had higher growth potential for that year and were intended to drive long-term value creation.
For 25% of the target value under the FY25 PSAs, the Compensation and Talent Committee utilized a three-year EBITDA margin percentile ranking metric that measures performance relative to the FY25 Peer Group. To incentivize above-median performance, the Compensation and Talent Committee set the target percentile for the EBITDA margin percentile ranking metric at the 55th percentile of Skyworks’ FY25

9
When calculating the EBITDA margin percentile ranking, the performance of a company in the FY25 Peer Group will be included if during the performance period such company in the FY25 Peer Group publicly reports quarterly financial results for at least ten consecutive quarters out of the twelve applicable quarters.

Peer Group. Following stockholder feedback received after the 2024 Annual Meeting of Stockholders, the Compensation and Talent Committee determined that shares earned pursuant to the EBITDA margin percentile ranking metric for awards granted to named executive officers for fiscal year 2025 would be subject to a three-year performance period and would not vest until the three-year anniversary of the grant date, which reflected an increase in the performance period from two years to three years compared to the EBITDA margin percentile ranking metric for PSAs granted in fiscal year 2024.
As in prior years, the remaining half of the target value under the FY25 PSAs was based on a three-year TSR percentile ranking.
The specific pre-established performance goals for the FY25 PSAs under the emerging revenue growth, EBITDA margin percentile ranking and TSR percentile ranking metrics are as follows:
Company Metric	Threshold	Target	Maximum
1-year Emerging Revenue Growth (%)	10.0%	15.0%	20.0%
3-year EBITDA Margin Percentile Ranking	25th	55th	75th
3-year TSR Percentile Ranking	25th	55th	90th
As with the Incentive Plan, the pre-established targets under the FY25 PSAs were established by the Compensation and Talent Committee after reviewing Skyworks’ historical operating results and growth rates as well as Skyworks’ expected future results relative to peers and were designed to require significant effort and operational success on the part of Skyworks’ executives and Skyworks:
•
Emerging Revenue Growth Metric: The target level was set at 15.0%, representing above-market annual growth, the maximum level was set at 20.0%, which the Compensation and Talent Committee believed represented outstanding performance that would be difficult to achieve, and the threshold level was set at 10.0% as a result of continued market uncertainties. The threshold, target and maximum levels vary year to year as a result of the composition of what, as part of Skyworks’ product portfolio, comprises emerging revenue. For fiscal year 2025, emerging revenue growth was based on driving growth in the following key product categories: automotive, WiFi growth markets (i.e. WiFi 7/8), strategic bulk acoustic wave (“BAW”) expansion (i.e., BAW-enabled products excluding products sold to Skyworks’ largest customer), audio solutions, and mixed-signal solutions business organization (excluding automotive to avoid duplication).

•
EBITDA Margin Percentile Ranking Metric: The Compensation and Talent Committee set the target percentile at the 55th percentile of the FY25 Peer Group in order to further incentivize above-median performance.

•
TSR Percentile Ranking Metric: Consistent with the prior year’s award, the Compensation and Talent Committee set the target percentile at the 55th percentile of the applicable peer group in order to further incentivize above-median performance.

The number of shares issuable under the FY25 PSAs corresponds to the level of achievement of the performance goals, as follows (subject to linear interpolation for amounts between “threshold” and “target” or “target” and “maximum”):
	Performance Achieved
	Threshold	Target	Maximum
% of Target Level Shares Earned with Respect to Emerging Revenue Growth Metric	50%	100%	200%
% of Target Level Shares Earned with Respect to EBITDA Margin Percentile Ranking Metric	50%	100%	200%
% of Target Level Shares Earned with Respect to TSR Percentile Ranking Metric	50%	100%	300%
The “continued employment” condition of the FY25 PSAs provides that, to the extent that the performance goals are met, the shares earned under such metrics would vest as follows (provided, in each case, that the executive remains employed by Skyworks through each such vesting date):

	Anniversary of Grant Date(1)
	Two Year	Three Year
% of Shares Earned with Respect to Emerging Revenue Growth Metric	100%
% of Shares Earned with Respect to EBITDA Margin Percentile Ranking Metric		100%
% of Shares Earned with Respect to TSR Percentile Ranking Metric		100%

(1)
In the event of termination by reason of death or permanent disability, the holder of an FY25 PSA (or the holder’s estate) would receive any earned but unissued shares that would have been issuable thereunder during the remaining term of the award.

During fiscal year 2024, the base period against which fiscal year 2025 emerging revenue performance was measured, Skyworks achieved revenue in the specified key product categories of $596 million.
During fiscal year 2025, Skyworks achieved revenue in the specified key product categories of $740 million, representing emerging revenue growth of 24%, which was above the “maximum” level of performance. This resulted in Skyworks achieving 200% of the target level of shares for such metric. The shares earned under this metric will be issued in November 2026, provided that the Named Executive Officer meets the continued employment condition.
Outstanding PSAs at the End of Fiscal Year 2025
As summarized in the table below of the annual PSA grants made to named executive officers since fiscal year 2023, achievement of the EBITDA margin percentile ranking metric and TSR percentile ranking metric under the FY25 PSAs, each of which is subject to a three-year performance period, will be determined following the conclusion of Skyworks’ fiscal year ending October 1, 2027 (“fiscal year 2027”), and achievement of the TSR percentile ranking metric under the FY24 PSAs, which is subject to a three-year performance period, will be determined following the conclusion of fiscal year 2026. During the three-year performance period under the fiscal year 2023 PSAs comprising Skyworks’ fiscal years 2023, 2024, and 2025, Skyworks realized a TSR of -20% resulting in its ranking in the 15th percentile against the applicable peer group. As a result of failing to achieve the threshold TSR percentile ranking metric, no shares were earned by the named executive officers with respect to such metric, and all PSAs with respect to such metric were cancelled.
PSA Fiscal Year	Grant Date	Metric	Performance Period	Achieved (% of Target)
FY23	11/8/2022	Emerging Revenue Growth	FY23	200%
		2-year EBITDA Margin Percentile Ranking	FY23 – FY24	125%
		3-year TSR Percentile Ranking	FY23 – FY25	0%
FY24	11/7/2023	Emerging Revenue Growth	FY24	61%
		2-year EBITDA Margin Percentile Ranking	FY24 – FY25	67%
		3-year TSR Percentile Ranking	FY24 – FY26	Perf. Period in Progress(1)
FY25	11/5/2024	Emerging Revenue Growth	FY25	200%
		3-year EBITDA Margin Percentile Ranking	FY25 – FY27	Perf. Period in Progress(2)
		3-year TSR Percentile Ranking	FY25 – FY27	Perf. Period in Progress(3)

(1)
As of December 15, 2025, performance under this metric during the applicable performance period was below the “threshold” level of performance.

(2)
As of December 15, 2025, performance under this metric during the applicable performance period was below the “threshold” level of performance.

(3)
As of December 15, 2025, performance under this metric during the applicable performance period was below the “threshold” level of performance.

Other Compensation and Benefits
Skyworks provides other benefits to its executive officers that are intended to be part of a competitive overall compensation program and are not tied to any company performance criteria. Consistent with Skyworks’ objective of having compensation programs that are considered fair to its employees, executive officers are eligible to participate in Skyworks’ medical, dental, vision, life, and disability insurance plans, as well as Skyworks’ 401(k) Savings and Retirement Plan and Employee Stock Purchase Plan, under the same terms as such benefits are offered to other benefits-eligible employees. Skyworks does not provide executive officers with any enhanced retirement benefits (i.e., executive officers are subject to the same limits on contributions as other employees, as Skyworks does not offer any supplemental executive retirement plan or other similar non-qualified deferred compensation plan), and they are eligible for 401(k) company-match contributions under the same terms as other employees.
Skyworks offered executives the opportunity to participate in a reimbursement program for fiscal year 2025 providing up to an aggregate of $20,000 to each executive for the purchase of personal financial planning services, estate planning services, personal tax planning and preparation services, and/or an executive physical. No tax gross-up was provided for such reimbursements. In fiscal year 2025, each of the named executive officers, other than Mr. Kasnavi, received reimbursement in connection with such services.
In connection with his offer of employment with Skyworks, Mr. Brace is entitled to reimbursement for certain relocation costs, the cost of commercial airline flights for commuting to Skyworks’ headquarters, temporary apartment costs, and certain tax gross-ups relating to the foregoing in addition to the other benefits discussed above.
Severance and Change-in-Control Benefits
None of Skyworks’ executive officers, including the named executive officers, has an employment agreement that provides a specific term of employment with Skyworks. Accordingly, the employment of any such employee may be terminated at any time. Skyworks does provide certain benefits to its named executive officers upon certain qualifying terminations of employment and in connection with terminations of employment under certain circumstances following a change in control. During fiscal year 2025, such benefits were afforded to named executive officers pursuant to certain change in control / severance agreements. In November 2025, following a review of market practice and in consultation with Aon, the Compensation and Talent Committee adopted a Severance and Change in Control Benefits Plan (the “Severance Plan”), which, with their consent, replaced the CIC Agreements (as defined below) for all of its named executive officers employed as of November 2025, except for the Chief Executive Officer. A description of the material terms of Skyworks’ severance and change-in-control arrangements with the named executive officers can be found immediately below and further below under “Potential Payments Upon Termination or Change in Control.”
The Compensation and Talent Committee believes that severance protections can play a valuable role in recruiting and retaining superior talent. Further, the Compensation and Talent Committee believes that severance and other termination benefits are an effective way to offer executives financial security to incent them to forego an opportunity with another company.
Pursuant to the CIC Agreements, outside of the change-in-control context, each Named Executive Officer was entitled to severance benefits if his or her employment was involuntarily terminated by Skyworks without cause and, in the case of Mr. Brace, who remains subject to the Brace Agreement (as defined below), and Mr. Griffin, who ceased serving as Chief Executive Officer and President on February 17, 2025, if they terminate their own employment for good reason (as defined in the Brace Agreement and the Griffin Agreement, respectively). The level of each Named Executive Officer’s cash severance or other termination benefit was generally tied to his or her annual base salary and short-term incentive amounts.
Additionally, pursuant to the CIC Agreements, each Named Executive Officer was eligible to receive enhanced severance benefits and accelerated vesting of equity awards if his or her employment was terminated under certain circumstances in connection with a change in control of Skyworks. The Compensation and Talent Committee believes these enhanced severance benefits and accelerated vesting were appropriate because the occurrence, or potential occurrence, of a change-in-control transaction would likely create uncertainty regarding the continued employment of executive officers that typically occurs in a change-in-control context, and such severance benefits and accelerated vesting encourage the named executive officers to remain employed with Skyworks through the change-in-control process and to focus on enhancing stockholder value both before and during the process. The vesting protection helped assure the named executive officers that they would not lose the expected value of their equity awards because of a change in control of Skyworks.
For fiscal year 2026, all of the named executive officers employed by Skyworks as of November 2025, besides the Chief Executive Officer, are afforded severance and change-in-control benefits pursuant to the Severance Plan and an individual participation agreement under the Severance Plan. The current Chief Executive Officer, Mr. Brace, continues to be afforded severance and change-in-control benefits pursuant to his change in control / severance agreement. These benefits are discussed in the prior two paragraphs and are described in detail further below under “Potential Payments Upon Termination or Change in Control.”
In fiscal year 2024, Skyworks adopted a policy providing for stockholder ratification of any new agreements or arrangements that provide for cash severance benefits payable to named executive officers that exceed 2.99 times the sum of the Named Executive Officer’s base salary and target bonus (as each such term is defined in the policy).
Executive Officer Stock Ownership Requirements
Skyworks has adopted executive officer stock ownership guidelines with the objective of more closely aligning the interests of Skyworks’ executive officers with those of Skyworks’ stockholders. Under the executive officer stock ownership guidelines, Skyworks’ named executive officers are each required to hold the lower of (a) the number of shares with a fair market value equal to the applicable multiple of such executive’s current base salary, or (b) the applicable number of shares, each as set forth in the table below. Common stock owned outright by the Named Executive Officer (or by his or her spouse or minor children), common stock held in trust for the benefit of the Named Executive Officer (or his or her spouse or minor children), or restricted stock or RSUs granted pursuant to the equity compensation plans of Skyworks for which restrictions have lapsed, count towards the requirement. Unexercised options, whether or not vested, and restricted stock and RSUs still subject to risk of forfeiture, as well as any unissued performance shares, do not count towards the requirement. All of Skyworks’ current named executive officers are in compliance with the executive officer stock ownership guidelines as of the date hereof, except for Mr. Brace and Mr. Carter, who are not required to comply with the guidelines until the fifth anniversary of their respective appointments as an executive officer of Skyworks.
	Multiple of Annual Base Salary(1)	Shares
Chief Executive Officer	6	94,200
Chief Financial Officer	2.5	21,400
Executive Vice President, Chief Operations and Technology Officer	2.5	25,000
Senior Vice President and General Counsel	2.5	21,600
Senior Vice President, Human Resources	2.5	19,600

(1)
For purposes of the executive officer stock ownership guidelines, the fair market value of Skyworks’ common stock is the average closing price per share of Skyworks’ common stock as reported on the Nasdaq Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for the twelve (12) month period ending with the determination date.

Executive Compensation Recoupment Policies
In March 2022, Skyworks adopted an executive compensation recoupment policy (the “2022 Policy”) that applies to both cash and equity incentive compensation for executive officers. Under the 2022 Policy, if Skyworks is required to prepare an accounting restatement for one or more periods due to the material noncompliance of Skyworks with any financial reporting requirement under the U.S. federal securities laws, the Skyworks Board or a committee of independent directors authorized by the Skyworks Board will investigate the circumstances to determine whether an act or omission of a current or former executive officer, involving fraud or intentional misconduct, contributed to the circumstances resulting in the restatement. Following the investigation, Skyworks may require repayment of certain incentive-based compensation received by the executive officer in the three-year period preceding restatement.
In November 2023, Skyworks adopted a new executive compensation recovery policy (the “2023 Policy”) for purposes of complying with Section 10D of the Exchange Act and Nasdaq listing standards. The 2023 Policy provides that, in the event Skyworks is required to prepare an accounting restatement on or after October 2, 2023 (the “Effective Date”) due to the material noncompliance of Skyworks with any financial reporting requirement under the U.S. federal securities laws, Skyworks will act to recover the amount of incentive-based compensation received on or after the Effective Date, by its current and former Section 16 officers, as applicable, in excess of the amount of incentive-based compensation that would have been received had it been determined based on the restated amount, subject to limited exceptions. In the event that an accounting restatement is not covered by the 2023 Policy but is covered by the 2022 Policy, the 2022 Policy will apply. In the event that an accounting restatement could be covered by both the 2022 Policy and 2023 Policy, only the 2023 Policy will apply.
Prohibition on Hedging and Certain Other Transactions
Skyworks prohibits its directors, officers, and employees (or any of their designees) from directly or indirectly engaging in the following transactions with respect to securities of Skyworks:
•
selling short, including short sales “against the box”;

•
buying or selling put or call options; or

•
purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of securities of Skyworks, whether through the use of traded securities, privately negotiated derivative securities, or synthetic financial instruments.

In addition, Skyworks prohibits its directors, officers, and employees from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan.
Compliance with Internal Revenue Code Section 162(m)
For fiscal year 2025, Skyworks will be unable to deduct compensation in excess of $1 million paid to certain executive officers, as specified under Section 162(m) of the Internal Revenue Code (“IRC”). The Compensation and Talent Committee uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation and Talent Committee believes such payments are appropriate and in the best interests of Skyworks and its stockholders.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
It is Skyworks’ practice to make stock-based compensation awards to executive officers in November of each year at a prescheduled Compensation and Talent Committee meeting, which may be close in time before or after Skyworks publicly announces financial results for the prior completed quarter or fiscal year or when Skyworks publicly provides an outlook for a future quarter or time period. During fiscal year 2025, Skyworks did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, nor did it grant any stock options to any of its executive officers.

Compensation Tables for Named Executive Officers
Summary Compensation Table
The following table summarizes compensation earned by, or awarded or paid to, Skyworks’ named executive officers for fiscal year 2025, fiscal year 2024, and fiscal year 2023.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Philip G. Brace(4) Chief Executive Officer and President	2025	571,154	22,608,588	1,155,048	201,816(5)	24,536,606
	2024
	2023
Philip Carter(4) Senior Vice President and Chief Financial Officer	2025	91,435	4,684,079	0	3,804	4,779,318
	2024
	2023
Reza Kasnavi Executive Vice President, Chief Operations and Technology Officer(6)	2025	685,386	4,452,408	773,934	17,360	5,929,088
	2024	597,600	4,435,150	349,860	16,961	5,399,571
	2023	574,100	4,377,587	370,013	35,936	5,357,636
Robert J. Terry Senior Vice President, General Counsel and Secretary	2025	593,950	3,180,279	605,469	39,864	4,419,562
	2024	559,800	3,659,046	327,703	34,457	4,581,006
	2023	538,200	3,605,110	346,887	27,150	4,517,347
Karilee A. Durham(4) Senior Vice President, Human Resources	2025	537,193	2,756,209	548,544	40,131	3,882,077
	2024
	2023
Liam K. Griffin(7) Former Chairman, Chief Executive Officer & President	2025	745,675	10,416,730	0	13,554,636(8)	24,717,041
	2024	1,175,002	15,523,244	1,370,289	27,992	18,096,527
	2023	1,170,502	14,554,926	1,509,604	26,404	17,261,436
Kris Sennesael(9) Former Senior Vice President and Chief Financial Officer	2025	410,885	5,724,546	0	20,521	6,155,952
	2024	627,600	4,213,415	459,192	24,220	5,324,427
	2023	604,200	4,142,435	486,606	20,921	5,254,162
Robert A. Schriesheim(4) Former Interim Chief Financial Officer	2025	173,077	899,956	0	309,977(10)	1,383,010
	2024
	2023

(1)
The amounts in the Stock Awards column represent the grant date fair values, computed in accordance with the provisions of FASB ASC Topic 718 — Compensation — Stock Compensation (“ASC 718”), of PSAs and RSUs granted during the applicable fiscal year, without regard to estimated forfeiture rates. For fiscal years 2023, 2024, and 2025, assuming the highest level of performance achievement with respect to the PSAs, the grant date fair values of the Stock Awards would be as follows: Mr. Brace (FY25: $24,768,587), Mr. Carter (FY25: $4,684,079), Mr. Kasnavi (FY23: $5,550,558; FY24: $5,635,121; FY25: $5,712,370), Mr. Terry (FY23: $4,571,105; FY24: $4,649,065; FY25: $4,080,252), Ms. Durham (FY25: $3,536,200), Mr. Griffin (FY23: $18,454,902; FY24: $19,723,254; FY25: $13,601,016), Mr. Sennesael (FY22: $5,339,011; FY23: $5,252,414; FY24: $5,353,425; FY25: $7,344,542), and Mr. Schreisheim (FY25: $899,956). For a description of the assumptions used in calculating the fair value of equity awards in fiscal year 2025 under ASC 718, see Note 9 of Skyworks’ financial statements included in Skyworks’ Annual Report on Form 10-K filed with the SEC on November 7, 2025.

(2)
Reflects amounts paid to the named executive officers pursuant to the Incentive Plan adopted by the Compensation and Talent Committee for each year indicated.

(3)
“All Other Compensation” includes Skyworks’ contributions to the executive’s 401(k) Plan account, the cost of group term life insurance premiums, and financial planning benefits. For fiscal year 2025, it specifically includes $14,000 in Company contributions to the 401(k) Plan accounts of Messrs. Brace, Kasnavi, Terry, Durham and Griffin, $13,500 to Mr. Sennesael’s 401(k) Plan account and $3,555 to Mr. Carter’s 401(k) Plan account. It also includes financial planning benefits of $20,000, $8,350, $4,795 and $3,211 for Mr. Terry, Ms. Durham, Mr. Brace, and Mr. Sennesael, and a holiday reimbursement for Ms. Durham.

(4)
Mr. Brace joined Skyworks in fiscal year 2025 and was not a Named Executive Officer during fiscal years 2023 or 2024. Mr. Carter re-joined Skyworks in fiscal year 2025 and was not a Named Executive Officer during fiscal years 2023 and 2024, and pursuant to Instruction (4) to Item 402(a)(3) of Regulation S-K, information is provided herein as to all of his compensation for fiscal year 2025. Ms. Durham was not a Named Executive Officer for fiscal years 2023 or 2024. Mr. Schriesheim became an employee of Skyworks in fiscal year 2025 on an interim and partial-year basis and was not a Named Executive Officer during fiscal years 2023 or 2024.

(5)
The amount reported includes amounts referenced in footnote 3 above as well as $147,670 for relocation expenses, $21,320 for commuting expenses related to Mr. Brace’s air and associated travel to and from Skyworks’ headquarters in Orange County, California, and $10,102 in tax reimbursement payments on taxable expenses associated therewith. Reimbursement of Mr. Brace’s commuting and tax expenses were within the limits set for each and approved by Skyworks’ Compensation and Talent Committee.

(6)
In fiscal year 2025, Mr. Kasnavi served as Senior Vice President, Technology and Manufacturing, until March 15, 2025, on which date he was appointed Executive Vice President, Chief Operations and Technology Officer.

(7)
Mr. Griffin ceased serving as Skyworks’ Chairman on February 4, 2025 and as its Chief Executive Officer and President on February 17, 2025. Mr. Griffin’s employment with Skyworks ended on May 16, 2025.

(8)
The amount reported includes $6.1 million cash severance payment and $7.2 million in equity acceleration in connection with a termination without cause or resignation for good reason that is unrelated to a change in control as provided for in the Griffin Agreement.

(9)
Mr. Sennesael ceased serving as Chief Financial Officer of Skyworks effective May 9, 2025.

(10)
The amount reported includes $82,699 in director retainer fees and $225,043 from an annual equity grant to Mr. Schriesheim in his capacity as Director under an RSU award granted on May 14, 2025, under Skyworks’ 2008 Director Long-Term Incentive Plan. These amounts relate to Mr. Schriesheim’s non-employee director service prior to his appointment and following his departure as Skyworks’ Interim Chief Financial Officer from May 29, 2025 to September 7, 2025. These amounts also include $2,235 in imputed income for group term life insurance during his service as Interim Chief Financial Officer.

Grants of Plan-Based Awards Table
The following table summarizes all grants of plan-based awards made to the named executive officers in fiscal year 2025.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock Or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Philip G. Brace		$720,000	$1,440,000	$2,880,000
	2/17/2025				32,762	65,524	163,810		$3,726,022(4)
	2/17/2025						455,028		$16,002,612(5)
	2/17/2025							43,682(3)	$2,879,954(6)
Philip Carter	9/8/2025				12,561	25,122	50,244		$842,070(7)
	9/8/2025							39,666(3)	$2,999,940(13)
Reza Kasnavi		$287,500	$575,000	$1,150,000
	11/5/2024				14,224	28,448	71,120		$2,772,400(8)
	11/5/2024							18,966(3)	$1,680,008(12)
Robert J. Terry		$234,000	$468,000	$936,000
	11/5/2024				10,160	20,320	50,800		$1,980,286(8)
	11/5/2024							13,547(3)	$1,199,993(12)
Karilee A. Durham		$212,000	$424,000	$848,000
	11/5/2024				8,805	17,611	44,027		$1,716,271(8)
	11/5/2024							11,740(3)	$1,039,929(12)
Liam K. Griffin		940,000	1,880,000	3,760,000
	11/12/2024				33,867	67,735	169,337		6,486,343(9)
	11/12/2024							45,156(3)	3,930,378(10)
Kris Sennesael		337,500	675,000	1,350,000
	11/05/2024				18,288	36,577	91,442		3,564,603(8)
	11/05/2024							24,384(3)	2,159,935(12)
Robert A. Schriesheim	5/29/2025							12,949	$899,956(11)

(1)
The amounts shown represent the potential value of awards earned under the Incentive Plan. The amounts actually paid to the named executive officers under the Incentive Plan are shown above in the “Summary Compensation Table” under “Non-Equity Incentive Plan Compensation.” For a more complete description of the Incentive Plan, please see description above under “Components of Compensation — Short-Term Incentives.”

(2)
The amounts shown represent shares potentially issuable pursuant to the November 2025 PSAs, as well as the FY25 Brace PSAs and the PSA awards to Mr. Griffin and Mr. Carter, which were made on November 12, 2024 and September 8, 2025, respectively. Except for the PSA grants made to Mr. Brace as “inducement grants” within the meaning of Nasdaq Listing Rule 5635(c)(4), each such grant was made under Skyworks’ Second Amended and Restated 2015 Long-Term Incentive Plan, as described above under “Components of Compensation — Long-Term Stock-Based Compensation.”

(3)
The amounts shown represent shares potentially issuable pursuant to RSU awards granted in fiscal year 2025 under Skyworks’ Second Amended and Restated 2015 Long-Term Incentive Plan, except for Mr. Brace, whose amount reflects the FY25 Brace RSU granted to Mr. Brace as “inducement grants” within the meaning of Nasdaq Listing Rule 5635(c)(4). Each RSU award vests over four years at a rate of twenty-five percent (25%) per year commencing one year after the grant date and on each subsequent anniversary of the grant date for the following three years, provided the executive remains employed by Skyworks through each such vesting date, except for the FY25 Brace RSU, which vests at a rate of 25% per year on each anniversary of November 5, 2024 until it becomes fully vested on November 5, 2028, subject to Mr. Brace remaining employed by Skyworks through each such vesting date.
(4)
Reflects the grant date fair value of the FY25 Brace PSA granted as an “inducement grant” within the meaning of Nasdaq Listing Rule 5635(c)(4), computed in accordance with the provisions of ASC 718, using (a) a Monte Carlo simulation (which weights the probability of multiple potential outcomes) to value the portion of the award related to TSR percentile ranking, and (b) a price of $65.93 per share, which was the closing sale price of Skyworks’ common stock on the Nasdaq Global Select Market on February 17, 2025, to value the portion of the award related to emerging revenue growth and EBITDA margin percentile ranking, assuming performance at the “target” level. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2025 under ASC 718, see Note 9 of Skyworks’ financial statements included in Skyworks’ Annual Report on Form 10-K filed with the SEC on November 7, 2025.

(5)
Reflects the grant date fair value of the Brace New Hire PSA granted as an “inducement grant” within the meaning of Nasdaq Listing Rule 5635(c)(4), computed in accordance with the provisions of ASC 718, using a Monte Carlo simulation (which weights the probability of multiple potential outcomes) to value the portion of the award related to potential hurdle achievement. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2025 under ASC 718, see Note 9 of Skyworks’ financial statements included in Skyworks’ Annual Report on Form 10-K filed with the SEC on November 7, 2025.

(6)
Reflects the grant date fair value of the FY25 Brace RSU granted as an “inducement grant” within the meaning of Nasdaq Listing Rule 5635(c)(4) on February 17, 2025, computed in accordance with the provisions of ASC 718 using a price of $65.93 per share, which was the closing price of Skyworks’ common stock on the Nasdaq Global Select Market on February 17, 2025.

(7)
Reflects the grant date fair value of the Carter New Hire PSA granted on September 8, 2025, computed in accordance with the provisions of ASC 718, using a Monte Carlo simulation (which weights the probability of multiple potential outcomes) to value the portion of the award related to TSR performance. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2025 under ASC 718, see Note 9 of Skyworks’ financial statements included in Skyworks’ Annual Report on Form 10-K filed with the SEC on November 7, 2025.

(8)
Reflects the grant date fair value of the FY25 PSAs, computed in accordance with the provisions of ASC 718, using (a) a Monte Carlo simulation (which weights the probability of multiple potential outcomes) to value the portion of the award related to TSR percentile ranking, and (b) a price of $88.58 per share, which was the closing sale price of Skyworks’ common stock on the Nasdaq Global Select Market on November 5, 2024, to value the portion of the award related to emerging revenue growth and EBITDA margin percentile ranking, assuming performance at the “target” level. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2025 under ASC 718, see Note 9 of Skyworks’ financial statements included in Skyworks’ Annual Report on Form 10-K filed with the SEC on November 7, 2025.

(9)
Reflects the grant date fair value of the FY25 PSAs, computed in accordance with the provisions of ASC 718, using (a) a Monte Carlo simulation (which weights the probability of multiple potential outcomes) to value the portion of the award related to TSR percentile ranking, and (b) a price of $87.04 per share, which was the closing sale price of Skyworks’ common stock on the Nasdaq Global Select Market on November 12, 2024, to value the portion of the award related to emerging revenue growth and EBITDA margin percentile ranking, assuming performance at the “target” level. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2025 under ASC 718, see Note 9 of Skyworks’ financial statements included in Skyworks’Annual Report on Form 10-K filed with the SEC on November 7, 2025.

(10)
Reflects the grant date fair value of the RSUs granted on November 12, 2024, computed in accordance with the provisions of ASC 718 using a price of $87.04 per share, which was the closing price of Skyworks’ common stock on the Nasdaq Global Select Market on November 12, 2024.

(11)
Reflects the grant date fair value of the RSUs granted on May 29, 2025, computed in accordance with the provisions of ASC 718 using a price of $69.50 per share, which was the closing price of Skyworks’ common stock on the Nasdaq Global Select Market on May 29, 2025.

(12)
Reflects the grant date fair value of the RSUs granted on November 5, 2024, computed in accordance with the provisions of ASC 718 using a price of $88.58 per share, which was the closing price of Skyworks’ common stock on the Nasdaq Global Select Market on November 5, 2024.

(13)
Reflects the grant date fair value of the RSUs granted on September 8, 2025, computed in accordance with the provisions of ASC 718 using a price of $75.63 per share, which was the closing price of Skyworks’ common stock on the Nasdaq Global Select Market on September 8, 2025.

Outstanding Equity Awards at Fiscal Year End Table
The following table summarizes the unvested stock awards held by the named executive officers as of the end of fiscal year 2025. None of Skyworks’ named executive officers held stock options as of the end of fiscal year 2025.
	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that Have Not Vested ($)(1)
Philip G. Brace	43,682(2)	$3,367,882	32,762(4)	$2,525,950
	32,762(3)	$2,525,950	91,006(5)	$7,016,563
Philip Carter	39,666(6)	$3,058,249	12,561(7)	$968,453
Reza Kasnavi	2,439(8)	$188,047	6,615(14)	$510,017
	8,820(9)	$680,022	6,714(15)	$517,649
	13,428(10)	$1,035,299	14,224(16)	$1,096,670
	18,966(11)	$1,462,279
	8,581(12)	$661,595
	14,224(13)	$1,096,670
Robert J. Terry	2,008(8)	$154,817	5,447(14)	$419,964
	7,263(9)	$559,977	5,539(15)	$427,057
	11,078(10)	$854,114	10,160(16)	$783,336
	13,547(11)	$1,044,474
	7,079(12)	$545,791
	10,160(13)	$783,336
Karilee A. Durham	1,362(8)	$105,010	3,383(14)	$260,829
	4,511(9)	$347,798	3,441(15)	$265,301
	6,882(10)	$530,602	8,805(16)	$678,866
	11,740(11)	$905,154
	4,396(12)	$338,932
	8,806(13)	$678,943
Liam K. Griffin	15,782(12)	$1,216,792	21,994(14)	$1,695,737
			23,500(15)	$1,811,850
Kris Sennesael(17)	0	$0	0	$0
Robert A. Schriesheim	3,664(18)	$282,494
	12,949(19)	$998,368

(1)
Reflects a price of $77.10 per share, which was the closing sale price of Skyworks’ common stock on the Nasdaq Global Select Market on October 3, 2025.

(2)
Represents shares issuable under the FY25 Brace RSU granted on February 17, 2025. The RSU award vests at a rate of 25% per year on each anniversary of November 5, 2024 until it becomes fully vested on November 5, 2028.

(3)
Represents shares issuable under the FY25 Brace PSA (awarded on February 17, 2025, as described above under “Compensation Approach for Skyworks’ Chief Executive Officer”) with respect to the emerging revenue growth metric measured over a one-year performance period consisting of Skyworks’ fiscal year 2025, assuming achievement at the “maximum” level of performance, one hundred percent (100%) of which will be issued on November 5, 2026, provided Mr. Brace remains employed by Skyworks through such vesting date.

(4)
Represents shares issuable under the Brace FY25 PSAs (awarded on February 17, 2025, as described above under “Compensation Approach for Skyworks’ Chief Executive Officer”) with respect to the TSR percentile ranking metric, assuming achievement at the “threshold” level of performance. This portion of the Brace FY25 PSAs, which is subject to a three-year performance period, will be issued on November 5, 2027, to the extent earned and provided that Mr. Brace meets the continued employment condition. Also represents shares issuable under the Brace FY25 PSAs with respect to the EBITDA margin percentile ranking metric measured over a three-year performance period consisting of Skyworks’ fiscal years 2025, 2026 and 2027, assuming achievement at the “target” level of performance. This portion of the Brace FY25 PSAs will be issued on November 5, 2027, to the extent earned and provided that Mr. Brace meets the continued employment condition.

(5)
Represents shares issuable under the Brace New Hire PSA (awarded on February 17, 2025, as described above under “Compensation Approach for Skyworks’ Chief Executive Officer”) with respect to the hurdles, assuming achievement of the first share price hurdle.

(6)
Represents shares issuable under the Carter New Hire RSU (awarded on September 8, 2025, as described above under “Compensation Approach for Skyworks’ Chief Financial Officer”), under Skyworks’ Second Amended and Restated 2015 Long-Term Incentive Plan. The RSU award vests at a rate of 25% per year on each anniversary of the grant date through September 8, 2029.

(7)
Represents shares issuable under the Carter New Hire PSA (awarded on September 8, 2025, as described above under “Compensation Approach for Skyworks’ Chief Financial Officer”) with respect to the three-year TSR performance, assuming achievement at the “threshold” level of performance.

(8)
Represents shares issuable under an RSU award granted on November 10, 2021, under Skyworks’ Second Amended and Restated 2015 Long-Term Incentive Plan. The RSU award vests at a rate of 25% per year on each anniversary of the grant date through November 10, 2025.

(9)
Represents shares issuable under an RSU award granted on November 8, 2022, under Skyworks’ Second Amended and Restated 2015 Long-Term Incentive Plan. The RSU award vests at a rate of 25% per year on each anniversary of the grant date through November 8, 2026.

(10)
Represents shares issuable under an RSU award granted on November 7, 2023, under Skyworks’ Second Amended and Restated 2015 Long-Term Incentive Plan. The RSU award vests at a rate of 25% per year on each anniversary of the grant date through November 7, 2027.

(11)
Represents shares issuable under an RSU award granted on November 5, 2024, under Skyworks’ Second Amended and Restated 2015 Long-Term Incentive Plan. The RSU award vests at a rate of 25% per year on each anniversary of the grant date through November 5, 2028.

(12)
Represents shares issuable under the fiscal year 2024 PSAs (“FY24 PSAs”) (awarded on November 7, 2023) with respect to the emerging revenue growth metric measured over a one-year performance period consisting of Skyworks’ fiscal year 2024, assuming achievement at 61% of the “target” level of performance, one hundred percent (100%) of which were issued on November 7, 2025. Also represents shares issuable under the FY24 PSAs with respect to the EBITDA margin percentile ranking metric measured over a two-year performance period consisting of Skyworks’ fiscal years 2024 and 2025, assuming achievement with respect to such metric of 67% of the target level of performance, one hundred percent (100%) of which were issued on November 7, 2025.

(13)
Represents shares issuable under the FY25 PSAs (awarded on November 5, 2024, as described above under “Components of Compensation — Long-Term Stock-Based Compensation”) with respect to the emerging revenue growth metric measured over a one-year performance period consisting of Skyworks’ fiscal year 2025, assuming achievement at the “maximum” level of performance. One hundred percent (100%) of the shares to be earned under the FY25 PSAs with respect to this metric will be issued on November 5, 2026, to the extent earned and provided that the executive meets the continued employment condition.

(14)
Represents shares issuable under the fiscal year 2023 PSAs (the “FY23 PSAs”) with respect to the TSR percentile ranking metric, assuming achievement at the “threshold” level of performance. This portion of the FY23 PSAs, which was subject to a three-year performance period, would have been issued on November 8, 2025, had it been achieved.

(15)
Represents shares issuable under the FY24 PSAs with respect to the TSR percentile ranking metric, assuming achievement at the “threshold” level of performance. This portion of the FY24 PSAs, which is subject to a three-year performance period, will be issued on November 7, 2026, to the extent earned and provided that the executive meets the continued employment condition.

(16)
Represents shares issuable under the FY25 PSAs (awarded on November 5, 2024, as described above under “Components of Compensation — Long-Term Stock-Based Compensation”) with respect to the TSR percentile ranking metric, assuming achievement at the “threshold” level of performance. This portion of the FY25 PSAs, which is subject to a three-year performance period, will be issued on November 5, 2027, to the extent earned and provided that the executive meets the continued employment condition. Also represents shares issuable under the FY25 PSAs with respect to the EBITDA margin percentile ranking metric measured over a three-year performance period consisting of Skyworks’ fiscal years 2025, 2026 and 2027, assuming achievement at the “target” level of performance. This portion of the FY24 PSAs will be issued on November 7, 2025, to the extent earned and provided that the executive meets the continued employment condition.

(17)
Mr. Sennesael ceased serving as Chief Financial Officer of Skyworks effective May 9, 2025, and all unvested shares were forfeited.

(18)
Represents shares issuable to Mr. Schriesheim in his capacity as a non-employee director under an RSU award granted on May 14, 2025, pursuant to Skyworks’ Second Amended and Restated 2008 Director Long-Term Incentive Plan. The RSU award vests on May 14, 2026, which is the anniversary of the grant date.

(19)
Represents shares issuable to Mr. Schriesheim in his capacity as Interim Chief Financial Officer under an RSU award granted on May 29, 2025, pursuant to Skyworks’ Second Amended and Restated 2015 Long-Term Incentive Plan. The RSU award vests on the second anniversary of the grant date and based on his length of service as Interim Chief Financial Officer, he is eligible to receive 12,949 shares (50% of the shares granted) on May 29, 2027.

Option Exercises and Stock Vested Table
The following table summarizes the named executive officers’ option exercises and stock award vesting during fiscal year 2025.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Philip G. Brace	0	0
Philip Carter	3,382(2)	302,911
Reza Kasnavi	35,117	3,134,447
Robert J. Terry	28,915	2,580,901
Karilee A. Durham	18,229	1,626,743
Liam K. Griffin	211,873	17,684,044
Kris Sennesael	33,645	3,002,585
Robert A. Schriesheim	2,272(3)	164,129

(1)
The value realized upon vesting is determined by multiplying (a) the number of shares underlying the stock awards that vested, by (b) the closing price of Skyworks’ common stock on the Nasdaq Global Select Market on the applicable vesting date.

(2)
Reflects shares Mr. Carter received prior to the end of his employment with Skyworks on November 15, 2024 and subsequent return to Skyworks on September 8, 2025. At the time of vest, Mr. Carter was not a Named Executive Officer for Skyworks.

(3)
Reflects shares received by Mr. Schriesheim pursuant to Skyworks’ Second Amended and Restated 2008 Director Long-Term Incentive Plan for his service as a non-employee member of the Skyworks Board prior to his appointment as Interim Chief Financial Officer. These shares were granted under the same terms and conditions applicable to director equity awards.

Potential Payments Upon Termination or Change in Control
Mr. Brace
The Company entered into a Change in Control / Severance Agreement with Mr. Brace on February 17, 2025 (the “Brace Agreement”) in connection with his appointment as Chief Executive Officer and President.
The Brace Agreement sets out severance benefits that become payable if, within the period of time commencing three (3) months prior to and ending two (2) years following a change in control, Mr. Brace’s employment is either (i) terminated by Skyworks without cause, or (ii) terminated by him for good reason (a “Qualifying Termination”). The severance benefits provided to Mr. Brace in such circumstances would consist of the following: (i) a lump-sum payment equal to two (2) times the sum of (A) his annual base salary immediately prior to the change in control, and (B) the target annual short-term cash incentive opportunity for the year in which the change of control occurs (or, if no target has yet been set for such year, the target annual short-term cash incentive opportunity for the prior year); (ii) if he has not yet received a cash incentive award under Skyworks’ executive incentive plan for the fiscal year preceding the date of termination of his employment, the executive incentive plan award Mr. Brace would have received for such prior fiscal year had he remained employed by Skyworks on the date of payment; (iii) all of Mr. Brace’s then-outstanding stock options would remain exercisable for a period of thirty (30) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iv) COBRA continuation for up to eighteen (18) months after the termination date.
The Brace Agreement also provides that in the event of a Qualifying Termination, Mr. Brace is entitled to full acceleration of the vesting of all of his outstanding equity awards (including stock options, restricted stock awards, RSU awards, and all earned but unissued performance-based equity awards). At the time of a change in control, all such outstanding equity awards would continue to be subject to the same time-based vesting schedule to which the awards were subject prior to the change in control (including performance-based equity awards that are deemed earned at the time of the change in control as described below). For performance-based equity awards where the change in control occurs prior to the end of the applicable performance period, such awards would be deemed earned as to the greater of (i) the target level of shares for such awards, or (ii) if such calculation is determined to be practicable by the Compensation and Talent Committee, the number of shares that would have been earned pursuant to the terms of such awards based upon performance up through and including the day prior to the date of the change in control. In the event that the successor or surviving company does not agree to assume, or to substitute for, such outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for each such award immediately prior to the change in control, then such awards would accelerate in full as of the change in control.
The Brace Agreement also sets out severance benefits outside a change in control that become payable if Mr. Brace’s employment is terminated by Skyworks without cause or if Mr. Brace terminates his employment with Skyworks for good reason. The severance benefits provided to Mr. Brace under such circumstance would consist of the following: (a) a lump sum equal to one and one-half (1.5) times (x) his annual base salary, and (y) target annual short-term cash incentive opportunity then-in effect (or, if no target has been set for such year, the target annual short-term cash incentive opportunity for the prior year);

(b) if he has not yet received a cash incentive award under Skyworks’ executive incentive plan for the fiscal year preceding the date of termination of his employment, the executive incentive plan award he would have received for such prior fiscal year had he remained employed by Skyworks on the date of payment; (c) (i) all of his stock options would become immediately exercisable and would remain exercisable for a period of two (2) years after the termination date (but not beyond the expiration of their respective maximum terms), (ii) each outstanding time-based restricted stock award (including an award of time-based RSUs) would become immediately vested and free from restrictions as of such termination date, and (iii) he would be entitled to receive the number of performance shares (x) that are earned but unissued and (y) he would have earned had he remained employed through the measurement date (where the termination date is prior to the measurement date of an award) with respect to a performance metric for which the measurement date is no more than twelve (12) months after the termination date; and (d) COBRA continuation coverage for up to fifteen (15) months after the termination date.
In the event of a termination of his employment by reason of Mr. Brace’s death or permanent disability (within the meaning of Section 22(e)(3) of the IRC), the Brace Agreement provides for full acceleration of the vesting of all then-outstanding equity awards subject to time-based vesting (including stock options, restricted stock awards, RSU awards, and all performance-based equity awards where the performance period has ended and the shares are earned but unissued). The Brace Agreement also provides that for a performance-based equity award where Mr. Brace’s death or permanent disability occurs prior to the end of the performance period, such award would be deemed earned as to the greater of (i) the target level of shares for such award, or (ii) the number of shares that would have been earned pursuant to the terms of such award had he remained employed through the end of the performance period, and such earned shares would become vested and issuable to him after the performance period ends. In addition, all outstanding stock options would remain exercisable for a period of one (1) year following the termination of employment (but not beyond the expiration of their respective maximum terms).
Except for the Brace New Hire PSA, which is governed by the Performance Share Agreement dated February 17, 2025 between Skyworks and Mr. Brace (the “Brace PSA Agreement”), all of Mr. Brace’s equity awards that were outstanding as of October 3, 2025 are subject to the terms of the Brace Agreement described above. The Brace PSA Agreement provides that if Mr. Brace’s employment is terminated outside of a change in control due to death or disability, by Skyworks without cause, or by Mr. Brace for good reason, any shares subject to the Brace New Hire PSA that have satisfied the performance-based vesting condition but that remain subject to time-based vesting (“earned shares”) will become fully vested and nonforfeitable, and any shares that have not satisfied the performance-based vesting condition (“unearned shares”) will terminate and be forfeited. The Brace PSA Agreement also provides that, in the event of a change in control during the term of the award where Mr. Brace remains employed by Skyworks, (i) each earned share as of immediately prior to the closing of the change in control will be converted into the right to receive the per-share amount payable or available for distribution to holders of Company common stock in connection with the change in control (the “per share transaction price”) on the original vesting date applicable to such earned share, subject to Mr. Brace’s continued employment with Skyworks or its successor on such vesting date; and (ii) any unearned shares will become earned (the “CIC Earned Shares”) as of immediately prior to the closing of the change in control solely to the extent the share price hurdle (upon which performance is measured) to which the unearned shares relate is less than the per-share transaction price, with each such CIC Earned Share being converted into the right to receive the per-share transaction price on the one-year anniversary of the closing of the change in control, subject to Mr. Brace’s continued employment with Skyworks or its successor on such date and any remaining unearned shares being terminated and forfeited. If, within one year following the change in control, Mr. Brace’s employment is terminated by Skyworks or its successor without cause, by Mr. Brace for good reason or due to death or disability, vesting for all such earned shares and CIC Earned Shares will accelerate such that those shares will become fully vested and payable to Mr. Brace. If the successor in a change in control does not assume or substitute the earned shares and the CIC Earned Shares with the right to receive the per-share transaction price, then all earned shares and CIC Earned Shares will become fully vested as of the change in control.
Additionally, the Brace Agreement and the Brace PSA Agreement require that Mr. Brace sign a release of claims in favor of Skyworks before he is eligible to receive any severance benefits under the Brace Agreement and the Brace PSA Agreement. The Brace Agreement also contains a non-solicitation provision applicable to Mr. Brace while he is employed by Skyworks and for twelve (12) months following the termination of his employment.
The terms “change in control,” “cause,” and “good reason”, as such terms are used in the Brace Agreement and the Brace PSA Agreement, are each defined in the Brace Agreement. Change in control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of Skyworks; (ii) a change, without approval by the Skyworks Board, of a majority of the Skyworks Board; (iii) the acquisition of Skyworks by means of a reorganization, merger, consolidation, or asset sale; or (iv) stockholder approval of a liquidation or dissolution of Skyworks. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of Skyworks; (ii) conduct constituting an act of moral turpitude; (iii) conviction of, or plea of guilty or nolo contendere to, a felony, (iv) willful disloyalty or insubordination; or (v) incompetent performance or substantial or continuing inattention to or neglect of duties. Good reason means, in summary: (i) a material diminution in his base compensation, authority, duties, or responsibilities over which he retains authority; (ii) a requirement that Mr. Brace report to a corporate officer or employee instead of reporting directly to the Skyworks Board; (iii) a material change in his office location; or (iv) any action or inaction constituting a material breach by Skyworks of the terms of the agreement.
Each of the Brace Agreement and the Brace PSA Agreement is intended to be exempt from or compliant with Section 409A of the IRC. The payments due to Mr. Brace under the Brace Agreement and the Brace PSA Agreement are subject to potential reduction in the event that such payments would otherwise become subject to excise tax incurred under Section 4999 of the IRC, if such reduction would result in his retaining a larger amount, on an after-tax basis, than if he had received all of the payments due.
Mr. Carter, Mr. Sennesael, Mr. Kasnavi, Mr. Terry, and Ms. Durham
The Company entered into a Change in Control / Severance Agreement with Mr. Carter on September 8, 2025 and Amended and Restated Change in Control / Severance Agreements with each of Mr. Sennesael, Mr. Kasnavi, Mr. Terry, and Ms. Durham on May 10, 2023, respectively. Each such Change in Control / Severance Agreement and Amended and Restated Change in Control / Severance Agreement is referred to herein as a “CIC Agreement.” As discussed below in “Severance and Change in Control Benefits Plan,” each of the named executive officers, other than Mr. Brace, who was employed at the time the Severance Plan was adopted in November 2025 executed a participation agreement pursuant to which they agreed to terminate their CIC Agreements and become subject to the Severance Plan.
Each CIC Agreement set out severance benefits that became payable if the executive officer experienced a Qualifying Termination. The severance benefits provided to the executive in such circumstances consisted of the following: (i) a lump sum payment equal to one and one-half (1 1∕2) times the sum of (A) all of the executive’s annual base salary immediately prior to the change in control, and (B) the CIC Bonus Amount; (ii) all of the executive’s then-outstanding stock options would remain exercisable for a period of eighteen (18) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) COBRA continuation for up to eighteen (18) months after the termination date. The “CIC Bonus Amount” was an amount equal to the greater of (x) the average of the annual short term cash incentive awards received for the three (3) years prior to the year in which the change of control occurred and (y) the target annual short term cash incentive award for the year in which the change in control occurred.
Each CIC Agreement also provided that in the event of a Qualifying Termination, the executive was entitled to full acceleration of the vesting of all of his outstanding equity awards (including stock options, restricted stock awards, RSU awards, and all earned but unissued performance-based equity awards). At the time of a change in control, all such outstanding equity awards would continue to be subject to the same time-based vesting schedule to which the awards were subject prior to the change in control (including performance-based equity awards that would be deemed earned at the time of the change in control as described below). For performance-based equity awards where the change in control occurred prior to the end of the performance period, such awards were deemed earned as to the greater of (i) the target level of shares for such awards, or (ii) if such calculation was determined to be practicable by the Compensation and Talent Committee, the number of shares that would have been earned pursuant to the terms of such awards based upon performance up through and including the day prior to the date of the change in control. In the event that the successor or surviving company did not agree to assume, or to substitute for, such outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as existed for such award immediately prior to the change in control, then such awards would accelerate in full as of the change in control.
Each CIC Agreement also set out severance benefits outside a change in control that would become payable if the executive’s employment was terminated by Skyworks without cause. The severance benefits provided to the executive under such circumstance consisted of the following: (i) biweekly compensation continuation payments commencing not more than sixty (60) days after such termination and continuing for a period of twelve (12) months, with each such compensation continuation payment being equal to the aggregate payment amount divided by twenty-six (26), where the aggregate payment was equal to the sum of (x) his then-current annual base salary, and (y) any short-term cash incentive award then due; (ii) all then-vested outstanding stock options would remain exercisable for a period of twelve (12) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) COBRA continuation coverage for up to twelve (12) months after the termination date.
In the event of the executive’s death or permanent disability (within the meaning of Section 22(e)(3) of the IRC), each CIC Agreement provided for full acceleration of the vesting of all then-outstanding equity awards subject to time-based vesting (including stock options, restricted stock awards, RSU awards, and all performance-based equity awards where the performance period had ended and the shares were earned but unissued). Each CIC Agreement also provided that for a performance-based equity award where the executive’s death or permanent disability occurred prior to the end of the performance period, such award was deemed earned as to the greater of (i) the target level of shares for such award, or (ii) the number of shares that would have been earned pursuant to the terms of such award had the executive remained employed through the end of the performance period, and such earned shares would become vested and issuable to the executive after the performance period ends. In addition, all outstanding stock options would remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms).
All of the equity awards that were outstanding as of October 3, 2025 for each of Mr. Carter, Mr. Kasnavi, Mr. Terry, and Ms. Durham were subject to the terms described above for the CIC Agreements. Mr. Sennesael’s employment with Skyworks ended on May 9, 2025. He did not receive any severance benefits under his CIC Agreement in connection with his voluntary departure from Skyworks.
Each CIC Agreement was intended to be exempt from or compliant with Section 409A of the IRC and had an initial two (2) year term, and thereafter renewed automatically on an annual basis for up to five (5) additional years unless either Skyworks or the executive timely provided a notice of non-renewal to the other prior to the end of the then-current term. The payments due to each executive under his or her CIC Agreement were subject to potential reduction in the event that such payments would otherwise have become subject to excise tax incurred under Section 4999 of the IRC, if such reduction would have resulted in the executive retaining a larger amount, on an after-tax basis, than if he had received all of the payments due.
Additionally, each CIC Agreement required that the executive sign a release of claims in favor of Skyworks before he was eligible to receive any benefits under the agreement. Each CIC Agreement also contained non-solicitation provisions applicable to the executive while he was employed by Skyworks and for a period of twelve (12) months following the termination of his employment.
The terms “change in control,” “cause,” and “good reason” were each defined in the CIC Agreements. Change in control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of Skyworks; (ii) a change, without approval by the Skyworks Board, of a majority of the Skyworks Board; (iii) the acquisition of Skyworks by means of a reorganization, merger, consolidation, or asset sale; or (iv) stockholder approval of a liquidation or dissolution of Skyworks. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of Skyworks; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or substantial or continuing inattention to or neglect of duties. Good reason means, in summary: (i) a material diminution in the executive’s base compensation, authority, duties, or responsibilities; (ii) a material diminution in the authority, duties, or responsibilities of the executive’s supervisor; (iii) a material change in the executive’s office location; or (iv) any action or inaction constituting a material breach by Skyworks of the terms of the agreement.
The following table summarizes the payments and benefits that would be made by Skyworks to the named executive officers who were employees of Skyworks as of October 3, 2025, in the following circumstances as of such date:
•
termination without cause outside of a change in control;

•
termination without cause or for good reason in connection with a change in control; and

•
in the event of a termination of employment because of death or disability.

The accelerated equity values in the table reflect a price of $77.10 per share, which was the closing sale price of Skyworks’ common stock on the Nasdaq Global Select Market on October 3, 2025. The table does not reflect any equity awards made after October 3, 2025.
Name	Benefit	Termination w/o Cause Outside Change in Control ($)(1)	Termination w/o Cause or for Good Reason, After Change in Control ($)	Death/ Disability ($)
Philip G. Brace(2)	Salary and Short-Term Incentive	3,510,000(3)	4,680,000(4)	—
	Accelerated RSUs	$3,367,882	$3,367,882	$3,367,882
	Accelerated PSAs	$2,525,950(5)	$6,314,876(6)	$6,341,876
	Medical	$41,278	$49,534	—
	TOTAL	$9,445,110	$14,412,292	$9,682,758
Philip Carter(2)	Salary and Short-Term Incentive	600,000(7)	1,800,000(8)	—
	Accelerated RSUs	—	$3,058,249	$3,058,249
	Accelerated PSAs	—	$1,936,906(6)	$1,936,906
	Medical	28,940	$43,410	—
	TOTAL	$628,940	$6,838,565	$4,995,155
Reza Kasnavi(2)	Salary and Short-Term Incentive	700,000(7)	1,912,500(8)	—
	Accelerated RSUs	—	$3,365,646	$3,365,646
	Accelerated PSAs	—	$5,832,384(6)	$5,832,384
	Medical	10,255	$15,383	—
	TOTAL	710,255	$11,125,913	$9,198,030
Karilee A. Durham(2)	Salary and Short-Term Incentive	530,000(7)	1,431,000(8)	—
	Accelerated RSUs	—	$1,888,565	$1,888,565
	Accelerated PSAs	—	$3,280,220(6)	$3,280,220
	Medical	30,023	$49,534	—
	TOTAL	$563,023	$6,649,319	$5,168,785
Robert J. Terry(2)	Salary and Short-Term Incentive	585,000(7)	1,579,500(8)	—
	Accelerated RSUs	—	$2,613,382	$2,613,382
	Accelerated PSAs	—	$4,506,726(6)	$4,506,726
	Medical	30,023	$49,534	—
	TOTAL	$618,023	$8,749,142	$7,120,108

(1)
For Mr. Brace, includes amounts payable pursuant to a termination for good reason outside of a change in control.

(2)
Excludes the value of accrued vacation/paid time off required by law to be paid upon termination.

(3)
Represents an amount equal to one and one-half (1.5) times the sum of (A) Mr. Brace’s annual base salary as of October 3, 2025, and (B) an Incentive Plan payment, which is equal to the “target” short-term cash incentive award for fiscal year 2025.

(4)
Represents an amount equal to two (2) times the sum of (A) Mr. Brace’s annual base salary as of October 3, 2025, and (B) an Incentive Plan payment, the “target” short-term cash incentive award for fiscal year 2025.

(5)
Represents the value of PSAs that were unvested and outstanding as of October 3, 2025, in accordance with Item 402(j) of Regulation S-K, using the following assumption: achievement at 100% of the “maximum” level of performance for the FY25 PSAs emerging revenue growth metric scheduled to vest on November 5, 2026, based on Skyworks’ actual achievement at 200% of the “target” level of performance with respect to the performance metric measured over a one-year performance period consisting of Skyworks’ fiscal year 2025. The Brace New Hire PSA is valued at zero as no hurdles have been met and no shares were earned as of October 3, 2025.

(6)
Represents the value of PSAs that were unvested and outstanding as of October 3, 2025, in accordance with Item 402(j) of Regulation S-K, using the following assumptions: (a) achievement at the “target” level of performance for the FY23 PSAs (3-year TSR percentile ranking metric) scheduled to vest on November 8, 2025; (b) achievement at the “target” level of performance for the FY24 PSAs emerging revenue growth metric scheduled to vest on November 7, 2025; (c) achievement at the “target” level of performance for the FY24 PSA EBITDA margin percentile ranking metric scheduled to vest on November 7, 2025; (d) achievement at the “target” level of performance for the FY24 PSAs (3-year TSR percentile ranking metric) scheduled to vest on November 7, 2026, based on Skyworks’ TSR relative to the applicable peer group for fiscal year 2024 tracking below the “threshold” level of performance; (e) achievement at 100% of the “maximum” level of performance for the FY25 PSAs emerging revenue growth metric scheduled to vest on November 5, 2026, based on Skyworks’ actual achievement at 200% of the “target” level of performance with respect to the performance metric measured over a one-year performance period consisting of Skyworks’ fiscal year 2025; (f) achievement at 100% of the “target” level of performance for the FY25 PSAs (EBITDA margin percentile ranking metric) scheduled to vest on November 5, 2027, based on Skyworks’ tracking of achievement between the “threshold” and “target” levels of performance with respect to the metric measured over a three-year performance period consisting of Skyworks’ fiscal year 2025, fiscal year 2026 and fiscal year 2027; and (g) achievement at the “target” level of performance for the FY25 PSAs (3-year TSR percentile ranking metric) scheduled to vest on November 5, 2027. The Brace New Hire PSA is valued at zero as no hurdles have been met and no shares were earned as of October 3, 2025. The Carter New Hire PSA is valued assuming the “target” level of performance, as applicable.

(7)
Represents an amount equal to the Named Executive Officer’s annual base salary as of October 3, 2025.

(8)
Represents an amount equal to one and one-half (1.5) times the sum of (A) the Named Executive Officer’s annual base salary as of October 3, 2025, and (B) an Incentive Plan payment, which is equal to the Named Executive Officer’s “target” short-term cash incentive award for fiscal year 2025, since such amount is greater than the three (3) year average of the actual incentive payments made to the Named Executive Officer for fiscal years 2022, 2023, and 2024.

Mr. Griffin
Mr. Griffin ceased serving as Chief Executive Officer and President on February 17, 2025 and thereafter served in a non-executive role for three months. His employment with Skyworks ended on May 16, 2025. Under the Griffin Agreement, Mr. Griffin is entitled to severance benefits in connection with a termination without cause or resignation for good reason that is unrelated to a change in control. The severance benefits consist of: (i) a lump-sum payment equal to two (2) times the sum of (A) his then-current annual base salary immediately prior to such termination and (B) the Bonus Amount (as defined below); (ii) full acceleration of the vesting of all of Mr. Griffin’s outstanding stock options, which stock options became exercisable for a period of two (2) years after the termination date (but not beyond the expiration of their respective maximum terms), full acceleration of the vesting of all outstanding restricted stock awards

(including awards of RSUs), and the right to receive the number of performance shares under outstanding PSAs that are earned but unissued and that he would have earned had he remained employed through the end of the applicable performance period; and (iii) COBRA continuation for him and his eligible dependents (“COBRA continuation”) for up to fifteen (15) months after the termination date. The “Bonus Amount” is an amount equal to the greater of (x) the average of the short-term cash incentive awards received for the three (3) years prior to 2025, and (y) the target annual short-term cash incentive award for 2025. Notwithstanding the foregoing, in connection with his severance, Mr. Griffin forfeited his PSA award granted for fiscal year 2025, and his RSU award vested on a pro rata basis with respect to 5,934 shares.
Additionally, in accordance with the terms of the Griffin Agreement, Mr. Griffin signed a release of claims in favor of Skyworks before he was eligible to receive any benefits under the Griffin Agreement. The Griffin Agreement contained a non-solicitation provision that provided that Mr. Griffin may not solicit any of Skyworks’ employees for twelve (12) months following the termination of his employment.
The Bonus Amount was $3,760,000, which is equal to the “target” short-term cash incentive award for fiscal year 2025. The value of Mr. Griffin’s unvested equity that accelerated on May 16, 2025 totaled $7,202,862. In addition, Mr. Griffin received a cash payment for accrued but unused vacation in the amount of $180,771 and 15 months company-paid COBRA premiums in the amount of $43,193. The total benefits that Mr. Griffin received upon his departure from Skyworks effective and as of May 16, 2025 was $13,554,636. Following his departure from Skyworks and pursuant to the terms of the Griffin Agreement, the outstanding PSA granted in fiscal year 2024 with respect to the EBITDA margin percentile ranking metric that Mr. Griffin would have earned had he remained employed through the end of the applicable performance period was issued on November 7, 2025 in the amount of $1,098,112. In addition, Mr. Griffin continues to hold outstanding PSAs granted in fiscal year 2024 with respect to the TSR percentile ranking metric that may be earned after the end of the applicable performance period ending on October 2, 2026.
Severance and Change in Control Benefits Plan
In November 2025, the Compensation and Talent Committee adopted the Severance Plan. The Severance Plan applies to individuals who are (i) regular full-time employees who are, or were immediately prior to the occurrence of a change in control, Senior Vice Presidents or above, reporting to the Chief Executive Officer and (ii) not otherwise designated as ineligible to receive severance benefits under the Severance Plan (each, a “Covered Executive”). The Severance Plan does not apply to Skyworks’ Chief Executive Officer. Any employee who is party to a CIC Agreement is not eligible to receive severance benefits under the Severance Plan unless he or she executes a participation agreement under the Severance Plan that provides, among other things, for the termination of his or her CIC Agreement. Each of the named executive officers, other than Mr. Brace, who was employed at the time the Severance Plan was adopted in November 2025 executed a participation agreement that provided for, among other things, the termination of his or her CIC Agreement, and became subject to the Severance Plan.
The Severance Plan sets out severance benefits that become payable if, while employed by Skyworks, other than following a change in control, the Covered Executive is terminated by Skyworks without cause (as defined in the Severance Plan) more than three months prior to or more than two years following a change in control (the “Severance Benefits”). The Severance Benefits provided to the Covered Executive in such circumstances would consist of the following: (i) a single lump sum payment equal to the Covered Executive’s then current base salary, (ii) an amount, in cash, equal to the Covered Executive’s annual short-term incentive opportunity for the year in which termination of employment occurs, to the extent of actual achievement of the performance goals applicable thereto, and prorated based on the number of full months the Covered Executive worked for Skyworks during the applicable performance year; (iii) to the extent it has not yet been paid, pay the Covered Executive the amount, in cash, of any short-term incentive award the Covered Executive would have received for the fiscal year preceding the date of the Covered Executive’s termination of employment had the Covered Executive remained employed through the applicable payment date; and (iv) COBRA continuation for up to twelve (12) months after the termination date.
The Severance Benefits under the Severance Plan also provide that: (i) any outstanding and unvested equity awards held by the Covered Executive as of the termination date that vest solely based on the continued performance of services (including performance-based equity awards the performance period(s) of which have been completed but which remain subject to service-based vesting) will become vested, exercisable and free from forfeiture, as applicable, with respect to the portion of such equity awards that otherwise would have become vested during the twelve (12) month period following the termination date; (ii) any outstanding performance-based equity award that vests in whole or in part based upon the achievement of performance metrics and for which, as of an applicable date, the measurement date (i.e., the last day of the applicable performance period) has not occurred (each, an “In-Flight Performance Award”) held by the Covered Executive as of the termination date, will, to the extent the measurement date would occur within twelve (12) months of the termination date, remain outstanding, be deemed earned as to the number of shares that would have been earned pursuant to the terms of such award had the Covered Executive remained employed through the applicable measurement date, and automatically become vested, exercisable and free from forfeiture, as applicable, with respect to 100% of such earned shares; and (iii) all outstanding stock options that are exercisable as of the termination date will remain exercisable for a period of twelve (12) months after the date of termination (but not beyond the expiration of their respective maximum terms).
The Severance Plan also sets out severance benefits that become payable if, within the period beginning three (3) months prior to and ending two (2) years following a change in control, the Covered Executive’s employment is either (i) terminated by Skyworks without cause, or (ii) terminated by the Covered Executive for good reason (“Change in Control Severance Benefits”). The Change in Control Severance Benefits would consist of the following: (i) a single lump sum, an amount equal to one and one-half (1.5) times the sum of (a) the Covered Executive’s base salary as of immediately prior to the change in control, and (b) the Covered Executive’s target annual short-term cash incentive opportunity for the year in which the change in control occurs; (ii) to the extent it has not yet been paid, the Covered Executive the amount, in cash, of any short-term incentive award the Covered Executive would have received for the fiscal year preceding the date of the Covered Executive’s termination of employment had the Covered Executive remained employed through the applicable payment date; and (iii) COBRA continuation for up to eighteen (18) months after the termination date.
The Change in Control Severance Benefits under the Severance Plan also provide that any outstanding and unvested equity awards held by the Covered Executive as of the termination date that vest solely based on the continued performance of services (including performance-based equity awards the performance period(s) of which have been completed (or deemed to have been completed, as described below) but which remain subject to service-based vesting) will become vested, exercisable and free from forfeiture, as applicable, in full, with all such outstanding equity awards continuing to be subject to the same time-based vesting schedule to which the awards were subject prior to the change in control (including performance-based equity awards that are deemed earned at the time of the change in control as described below). For In-Flight Performance Awards, such awards would be deemed earned as to the greater of (i) the target level of shares for such awards, or (ii) if such calculation is determined to be practicable by the Compensation and Talent Committee, the number of shares that would have been earned pursuant to the terms of such awards based upon performance up through and including the day prior to the date of the change in control. In the event that the successor or surviving company does not agree to assume, or to substitute for, such outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for such awards immediately prior to the change in control, then such awards would accelerate in full as of the change in control. In addition, all outstanding stock options would remain exercisable for a period of eighteen (18) months following the termination of employment (but not beyond the expiration of their respective maximum terms).
The Severance Plan also provides that in the event of a Covered Executive’s termination of employment by reason of death or permanent disability (within the meaning of Section 22(e)(3) of the IRC), all then-outstanding equity awards that vest solely based on the continued performance of services (including performance-based equity awards the performance period(s) of which have been completed but which remain subject to service-based vesting) will become vested, exercisable and free from forfeiture, as applicable, in full. In addition, each In-Flight Performance Award would be deemed earned as to the greater of (i) the target level of shares for such award, or (ii) the number of shares that would have been earned pursuant to the terms of such award had the Covered Executive remained employed through the end of the performance period, and such earned shares would become vested and issuable to the Covered Executive after the performance period ends. In addition, all outstanding stock options that are exercisable as of the termination date would remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms).

The payments due to each Covered Executive under the Severance Plan are subject to limitation under Skyworks’ Executive Officer Cash Severance Limitation Policy and potential reduction in the event that such payments would otherwise become subject to excise tax incurred under Section 4999 of the IRC, if such reduction would result in the Covered Executive retaining a larger amount, on an after-tax basis, than if he had received all of the payments due.
The terms “change in control,” “cause,” and “good reason” are each defined in the Severance Plan. Change in control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of Skyworks; (ii) a change, without approval by the Skyworks Board, of a majority of the Skyworks Board; (iii) the acquisition of Skyworks by means of a reorganization, merger, consolidation, or asset sale; or (iv) stockholder approval of a liquidation or dissolution of Skyworks. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of Skyworks; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or substantial or continuing inattention to or neglect of duties. Good reason means, in summary: (i) a material diminution in the Covered Executive’s base compensation, authority, duties, or responsibilities; (ii) a material diminution in the authority, duties, or responsibilities of the Covered Executive’s supervisor; (iii) a material change in the Covered Executive’s office location; or (iv) any action or inaction constituting a material breach by Skyworks of the terms of any agreement under which the Covered Executive provides services.
CEO Pay Ratio
Following is an estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of Skyworks’ Chief Executive Officer to the median of the annual total compensation of its other employees. For fiscal year 2025:
•
The annualized total compensation of Skyworks’ current Chief Executive Officer, Mr. Brace, who was appointed to the role effective February 17, 2025, is $25,611,697.

•
The annual total compensation of Skyworks’ median compensated employee was $34,250.

•
Based on the foregoing, Skyworks estimates that its Chief Executive Officer’s total annual compensation was approximately 748 times that of its median employee.

To determine the median of the annual total compensation of its employees, Skyworks applied the following methodology and material assumptions:
•
Skyworks did not use the de minimis exception to exclude any non-U.S. employees. Skyworks has a globally diverse workforce with total headcount of approximately 10,000 as of October 3, 2025, of which approximately 76% are located outside the United States, primarily in locations employing large direct labor forces such as Mexico and Singapore where wages are significantly lower than in the United States. The median employee within Skyworks’ employee population was identified, consistent with prior years, as of the last day of Skyworks’ fiscal year, or October 3, 2025, and is a full-time employee in its Mexicali, Mexico facility.

•
To identify the median employee, Skyworks used a consistently applied compensation measure that included total taxable earnings paid to its employees in the most recently completed taxable year in their respective jurisdictions. This included base salary, overtime pay, shift premiums, recognition bonuses, annual cash incentive awards, and long-term stock-based incentive awards. Skyworks annualized the compensation of permanent, full-time, and part-time employees who were hired after the beginning of the most recently completed taxable year in their respective jurisdictions.

•
Using this consistently applied compensation measure, Skyworks identified an employee at the median and calculated such employee’s total compensation for fiscal year 2025 in accordance with Item 402(c)(2)(x) of Regulation S-K.

•
Skyworks did not use any cost-of-living adjustments in identifying the median employee.

•
Since Mr. Brace was appointed Chief Executive Officer and President effective February 17, 2025, Skyworks annualized his base salary and short-term incentive compensation, and added the disclosed values of his stock-based compensation awards and other components of All Other Compensation to arrive at a value of $25,458,149, used for the ratio of annual total compensation for its Chief Executive Officer to the annual total compensation for its median employee. Skyworks annualized Mr. Brace’s total compensation as follows:
SCT Components	Actual Values from SCT	Annualized Values + One-Time Values	Treatment
Salary	$571,154	$926,873	Annualized salary
Non-Equity Incentive Plan Compensation	$1,155,048	$1,874,420	Annualized short-term incentive comp
Stock Awards	$22,608,588	$22,608,588	One-time equity awards not annualized
All Other Compensation	$201,816	$201,816	Not annualized
Total CEO Pay	$24,536,606	$25,611,697
Skyworks believes its pay ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
Director Compensation
The Skyworks Board sets the compensation for Skyworks’ non-employee directors, after receiving the recommendations of the Compensation and Talent Committee. In formulating its recommendations, the Compensation and Talent Committee seeks and receives input from Aon related to the amounts, terms, and conditions of director cash compensation and stock-based compensation awards, with the goal of establishing non-employee director compensation that is similar to, and competitive with, the compensation of non-employee directors at peer companies in the semiconductor industry.
Cash Compensation
Non-employee directors are paid, in quarterly installments, an annual retainer of $90,000. Additional annual retainers for Chairman, Lead Independent Director, and/or committee service (paid in quarterly installments) are as follows: any non-employee Chairman of the Skyworks Board ($130,000); the Lead Independent Director, if one has been appointed ($50,000); the Chairman of the Audit Committee ($30,000); the Chairman of the Compensation and Talent Committee ($20,000); the Chairman of the Nominating and Corporate Governance Committee ($15,000); non-chair member of Audit Committee ($15,000); non-chair member of Compensation and Talent Committee ($10,000); and non-chair member of Nominating and Corporate Governance Committee ($7,500). In addition, the Compensation and Talent Committee continues to retain discretion to recommend to the full Board that additional cash payments be made to a non-employee director for extraordinary service during a fiscal year.
Equity Compensation
Currently, following each annual meeting of stockholders, each non-employee director who is reelected and does not serve as Chairman of the Skyworks Board will receive a grant of RSUs having a value of approximately $225,000 while each non-employee director who is reelected and serves as Chairman of the Skyworks Board will receive a grant of RSUs having a value of approximately $250,000. Any newly appointed non-employee director will receive an initial equity grant of RSUs having a value of approximately $225,000. The number of shares subject to a non-employee director’s initial RSU award or annual award is determined by dividing the approximate value of the award, as stated above, by the average closing price per share of Skyworks’ common stock as reported on the Nasdaq Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for each trading day during the 30 consecutive trading day period ending on, and including, the grant date. Unless otherwise determined by the Skyworks Board, (a) a non-employee director’s initial equity grant of RSUs will vest in three (3) equal annual installments on the first three anniversaries of the date of grant, and (b) a non-employee director’s annual equity grant of RSUs will vest on the first anniversary of the date of grant. In the event of a change in control of Skyworks, any outstanding options and RSUs awarded under the 2008 Director Long-Term Incentive Plan will become fully exercisable and deemed fully vested, respectively.
No director who is also an employee receives separate compensation for services rendered as a director. Mr. Brace is currently the only director who is also an employee of Skyworks.
Director Compensation Table
The following table summarizes the compensation paid to Skyworks’ non-employee directors for fiscal year 2025. Mr. Brace and Mr. Schriesheim are excluded from the table because each is a Named Executive Officer and their compensation is set forth above, under “Compensation Tables for Named Executive Officers — Summary Compensation Table.”
Name(3)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Christine King, Chairman	219,258	250,041	469,298
Alan S. Batey	104,093	225,043	329,136
Kevin L. Beebe	105,815	225,043	330,858
Eric J. Guerin	105,000	225,043	330,043
Suzanne E. McBride	97,500	225,043	322,543
David P. McGlade	127,500	225,043	352,543
Maryann Turcke	102,409	225,043	327,452

(1)
The non-employee members of the Skyworks Board, other than Mr. Schriesheim, who were directors on October 3, 2025 held the following aggregate number of unexercised stock options and unvested RSU awards as of such date:

Name	Number of Securities Underlying Unexercised Options	Number of Shares Subject to Unvested RSUs
Christine King, Chairman	—	4,071
Alan S. Batey	—	3,664
Kevin L. Beebe	—	3,664
Eric J. Guerin	—	3,664
Suzanne E. McBride	—	3,664
David P. McGlade	—	3,664
Maryann Turcke	—	4,356

(2)
Reflects the grant date fair value of 3,664 RSUs for each of Mses. McBride and Turcke and Messrs. Batey, Beebe, Guerin and McGlade as non-employee directors, and 4,071 RSUs for Ms. King as non-employee Chairman, granted on May 14, 2025 at Skyworks’ 2025 Annual Meeting of Stockholders, and computed in accordance with the provisions of ASC 718 using a price of $72.24 per share.

(3)
Compensation for Mr. Schriesheim’s service as a director is omitted from the Director Compensation Table. As a Named Executive Officer for fiscal year 2025, his compensation, including compensation for his services as a non-employee director, is reflected in the executive compensation tables.

Director Stock Ownership Requirements
Skyworks has adopted Director Stock Ownership guidelines with the objective of more closely aligning the interests of its directors with those of its stockholders. The minimum number of shares of Skyworks’ common stock that the Director Stock Ownership guidelines require non-employee directors to hold while serving in their capacity as directors is the director base compensation (currently $90,000) multiplied by five (5), divided by the fair market value of Skyworks’ common stock (rounded to the nearest 100 shares). For purposes of the Director Stock Ownership guidelines, the fair market value of Skyworks’ common stock is the average closing price per share of Skyworks’ common stock as reported on the Nasdaq Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for the twelve (12) month period ending with the determination date. All of Skyworks’ directors have met the stock ownership guidelines as of the date hereof (with the exception of Ms. Turcke who is not required to comply with the guidelines until the fifth anniversary of her appointment to the Skyworks Board).
Pay Versus Performance
The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officer (“PEO”) and, on average, our other named executive officers (the “Other NEOs”) as presented in the Summary Compensation Table (the “SCT Amounts”), (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules (the “CAP Amounts”), (iii) certain financial performance measures, and (iv) the relationship of the CAP Amounts to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. For further discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please review the Compensation Discussion and Analysis section of this report. The Company’s executive compensation program reflects our pay-for-performance philosophy.
Overall, our executive compensation is closely aligned with stockholder returns, as a substantial portion of compensation to our PEO and Other NEOs is in the form of long-term stock-based compensation awards, where the potential value that may be earned fluctuates depending on the movement of our stock price and/or the achievement of performance goals.
Year (a)	Summary Compensation Table Total for Liam Griffin(1) (b)	Compensation Actually Paid to Liam Griffin(2) (c)	Summary Compensation Table Total for Philip Brace(1) (b)	Compensation Actually Paid to Philip Brace(2) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2) (e)	Value of Initial Fixed $100 Investment Based on:		Net Income (h)	Revenue ($ in millions) (i)
							Total Shareholder Return (f)	Peer Group Total Shareholder Return(3) (g)
2025	$24,717,041	$3,944,043	$24,536,606	$33,102,279	$4,424,835	$(4,235,419)	$59.29	$586.00	$477,094,718	$4,086.9
2024	$18,096,527	$11,158,819	$0	$0	$5,177,613	$3,223,277	$73.19	$389.19	$595,997,860	$4,178.0
2023	$17,261,436	$24,905,013	$0	$0	$5,104,831	$7,246,354	$71.02	$185.42	$982,763,578	$4,772.4
2022	$16,667,162	$(3,791,369)	$0	$0	$5,057,362	$(596,664)	$59.92	$95.60	$1,275,184,583	$5,485.5
2021	$16,150,421	$17,740,729	$0	$0	$4,231,051	$4,521,969	$113.02	$136.11	$1,498,319,703	$5,109.1

(1)
Our PEOs were Liam K. Griffin (all years) and Philip Brace (fiscal year 2025). Our Other NEOs were Philip Carter (fiscal year 2025), Kris Sennesael (all years), Robert J. Terry (all years), Reza Kasnavi (fiscal years 2025, 2024, 2023, and 2022), Karilee A. Durham (fiscal years 2025 and 2021), Carlos S. Bori (fiscal years 2024, 2023, 2022, and 2021), and Robert Schriesheim (fiscal year 2025).

(2)
The following table describes the adjustments, each of which is prescribed by SEC rules, to calculate the CAP Amounts from the SCT Amounts for fiscal year 2025. The SCT Amounts and the CAP Amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act.
	Fiscal Year 2025
Adjustments	Liam Griffin	Philip Brace	Other NEOs*
SCT Amounts	$24,717,041	$24,536,606	$4,424,835
Adjustments for stock and option awards
(Subtract): Aggregate value for stock awards and option awards included in SCT Amounts for the covered fiscal year	$(10,416,730)	$(22,608,588)	$(3,616,246)
Add: Fair value at fiscal year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	$0	$31,174,261	$2,567,751
Add (Subtract): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	$(6,410,701)	$0	$(1,976,612)
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	$421,492	$0	$0
Add (Subtract): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	$(4,367,059)	$0	$(234,621)
(Subtract): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	$0	$0	$(5,400,525)
Add: Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Amounts for the covered fiscal year	$0	$0	$0
CAP Amounts (as calculated)	$3,944,043	$33,102,279	$(4,235,419)

*
Amounts presented are averages for the entire group of Other NEOs. The valuation methodology used to calculate fair values in the above table did not materially differ from those used to calculate fair values at the time of grant as reflected in the SCT Amounts.

(3)
The peer group is the S&P 500 Semiconductors Index.

The following table lists the five financial performance measures that, in our assessment, represent the most important performance measures we use to link the CAP Amounts for our named executive officers for fiscal year 2025 (our most recently completed fiscal year) to company performance. Of these measures, we have identified revenue as the most important.
EBITDA margin percentile ranking
Emerging revenue growth
Non-GAAP operating income
Revenue
TSR percentile ranking

The following charts show graphically the relationships over the past five years of the CAP Amounts for our PEO and Other NEOs as compared to our cumulative total shareholder return (“TSR”), the cumulative total shareholder return of our peer group, the S&P 500 Semiconductors Index (“Peer Group TSR”), net income and revenue, and also show the relationship between TSR and Peer Group TSR:

Compensation and Talent Committee Interlocks and Insider Participation
The Compensation and Talent Committee of the Skyworks Board currently consists of Mr. Batey (Chairman), Ms. King and Ms. Turcke. During fiscal year 2025, Mr. Schriesheim was also a member of the Compensation and Talent Committee. Except for Mr. Schriesheim, who served as Skyworks’ Interim Chief Financial Officer from May 29, 2025 until September 8, 2025 and who resigned from the Compensation and Talent Committee as of his appointment as Interim Chief Financial Officer, no member of this committee was at any time during fiscal year 2025 an officer or employee of Skyworks, was formerly an officer of Skyworks or any of its subsidiaries, or had any employment relationship with Skyworks or any of its subsidiaries. No executive officer of Skyworks has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, where one of such entity’s executive officers served as a director of Skyworks or a member of the Compensation and Talent Committee.
Compensation and Talent Committee Report
The Compensation and Talent Committee has reviewed and discussed the Compensation Discussion and Analysis included herein with management, and based on the review and discussions, the Compensation and Talent Committee recommended to the Skyworks Board that the Compensation Discussion and Analysis be included in this joint proxy statement/prospectus.
THE COMPENSATION AND TALENT COMMITTEE
Alan S. Batey, Chairman
Christine King
Maryann Turcke

SKYWORKS PROPOSALS
Proposal 1: The Stock Issuance Proposal
(Proposal 1 on Skyworks Proxy Card)
Skyworks stockholders are being asked to consider and vote on the Stock Issuance Proposal, a proposal to approve the Skyworks Stock Issuance. For a summary and detailed information regarding the Stock Issuance Proposal, see the information about the Mergers and the Merger Agreement throughout this joint proxy statement/prospectus, including the information set forth in sections entitled “The Mergers” and “The Merger Agreement.” A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.
Under Nasdaq Rule 5635(a), a Nasdaq-listed company is required to obtain stockholder approval prior to the issuance of shares of common stock in connection with the acquisition of another company if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock or voting power outstanding before such issuance of shares.
The number of shares of Skyworks Common Stock issuable as consideration in connection with the Mergers is expected to exceed the abovementioned threshold. If the Mergers are consummated, it is currently estimated as of December 23, 2025, the date of this joint proxy statement/prospectus, that Skyworks may issue up to approximately 93,130,325 shares of Skyworks Common Stock as part of the Merger Consideration, which would exceed 20% of the shares of Skyworks Common Stock outstanding before such issuance. It is also estimated as of December 23, 2025, the date of this joint proxy statement/prospectus, that Skyworks may grant Adjusted RSU Awards covering up to approximately 8,276,972 shares of Skyworks Common Stock in the Mergers.
Approval of the Stock Issuance Proposal by Skyworks stockholders is required to complete the Transactions, including the Mergers. If the Stock Issuance Proposal is not approved, the Mergers will not be consummated.
If you sign and return a proxy and do not indicate how you wish to vote on any proposal, your shares of Skyworks Common Stock will be voted in favor of the Stock Issuance Proposal.
The affirmative vote of a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon will be required to approve the Stock Issuance Proposal (assuming a quorum is present).
THE SKYWORKS BOARD UNANIMOUSLY RECOMMENDS THAT SKYWORKS STOCKHOLDERS VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.
Proposal 2: The Skyworks Adjournment Proposal
(Proposal 2 on Skyworks Proxy Card)
Skyworks stockholders are being asked to consider and vote on the Skyworks Adjournment Proposal, a proposal that will give the Skyworks Board authority to adjourn the Skyworks Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes to approve the Stock Issuance Proposal at the time of the Skyworks Special Meeting or if quorum is not present at the Skyworks Special Meeting or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to Skyworks stockholders. If the Skyworks Adjournment Proposal is approved, the Skyworks Special Meeting could be adjourned to any date. Skyworks could adjourn the Skyworks Special Meeting and any adjourned session of the Skyworks Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Skyworks stockholders who have previously voted against the Stock Issuance Proposal, and/or ensure quorum is present at the Skyworks Special Meeting.
If the Skyworks Special Meeting is adjourned, Skyworks stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate that you wish to vote in favor of the approval and adoption of the Stock Issuance Proposal but do not indicate a choice on the Skyworks Adjournment Proposal, your shares of Skyworks Common Stock will be voted in favor of the Skyworks Adjournment Proposal. If you indicate, however, that you wish to vote against the Stock Issuance Proposal, your shares of Skyworks Common Stock will only be voted in favor of the Skyworks Adjournment Proposal if you indicate that you wish to vote in favor of the Skyworks Adjournment Proposal.
The affirmative vote of a majority in voting power of the stockholders present in person or by proxy and entitled to vote thereon will be required to approve the Stock Issuance Proposal (assuming a quorum is present).
THE SKYWORKS BOARD UNANIMOUSLY RECOMMENDS THAT SKYWORKS STOCKHOLDERS VOTE “FOR” THE SKYWORKS ADJOURNMENT PROPOSAL.

QORVO PROPOSALS
Proposal 1: The Merger Agreement Proposal
(Proposal 1 on Qorvo Proxy Card)
Qorvo stockholders are being asked to consider and vote on the Merger Agreement Proposal, a proposal to adopt the Merger Agreement and the Transactions, including the Mergers. For a summary and detailed information regarding the Merger Agreement Proposal, see the information about the Mergers and the Merger Agreement throughout this joint proxy statement/prospectus, including the information set forth in sections entitled “The Mergers” and “The Merger Agreement.” A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.
Approval of the Merger Agreement Proposal by Qorvo stockholders is required to complete the Transactions. If the Merger Agreement Proposal is not adopted, the Mergers will not be consummated.
The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the shares of Qorvo Common Stock outstanding and entitled to vote thereon at the Qorvo Special Meeting (assuming a quorum is present).
THE QORVO BOARD UNANIMOUSLY RECOMMENDS THAT QORVO STOCKHOLDERS VOTE “FOR” THE MERGER AGREEMENT PROPOSAL.
Proposal 2: The Merger-Related Compensation Proposal
(Proposal 2 on Qorvo Proxy Card)
Under Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, Qorvo is required to submit a proposal to its common stockholders for an advisory (non-binding) vote to approve certain compensation that may be paid or become payable to Qorvo’s named executive officers in connection with the consummation of the Mergers as discussed in “The Mergers — Interests of Directors and Executive Officers in the Mergers — Interests of Qorvo Directors and Executive Officers in the Mergers,” including the footnotes to the table and the associated narrative discussion. The Qorvo Board unanimously recommends that Qorvo stockholders approve the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to the named executive officers of Qorvo in connection with the Mergers, as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section of the joint proxy statement/prospectus entitled “The Mergers — Interests of Directors and Executive Officers in the Mergers — Interests of Qorvo Directors and Executive Officers in the Mergers” including the footnotes to the table and the associated narrative discussion, and the agreements and plans pursuant to which such compensation may be paid or become payable, is hereby APPROVED.”
The vote on the Merger-Related Compensation Proposal is a vote separate and apart from the votes to approve the other proposals being presented at the Qorvo Special Meeting and is not a condition to the consummation of the Mergers. Accordingly, you may vote to approve the Merger Agreement Proposal and vote not to approve the Merger-Related Compensation Proposal and vice versa. Because the vote on the Merger-Related Compensation Proposal is advisory only, it will not be binding on Qorvo or Skyworks. Accordingly, if the Merger Agreement is adopted and the Mergers are consummated, the merger-related compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on the Merger-Related Compensation Proposal.
The approval of the Merger-Related Compensation Proposal requires the affirmative vote of the holders of a majority of the votes cast on the Merger-Related Compensation Proposal at the Qorvo Special Meeting (meaning the number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST”), assuming a quorum is present; however, such vote is non-binding and advisory only.
THE QORVO BOARD UNANIMOUSLY RECOMMENDS THAT QORVO STOCKHOLDERS VOTE “FOR” THE MERGER-RELATED COMPENSATION PROPOSAL.

Proposal 3: The Qorvo Adjournment Proposal
(Proposal 3 on Qorvo Proxy Card)
Qorvo stockholders are being asked to consider and vote on the Qorvo Adjournment Proposal, which will give the Qorvo Board or any committee thereof authority to adjourn the Qorvo Special Meeting from time to time, if it deems necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes to approve the Merger Agreement Proposal at the time of the Qorvo Special Meeting or if quorum is not present at the Qorvo Special Meeting or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to Qorvo stockholders. If the Qorvo Adjournment Proposal is approved, the Qorvo Special Meeting could be adjourned one or more times to any date or dates. Qorvo could adjourn the Qorvo Special Meeting and any adjourned session of the Qorvo Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Qorvo stockholders who have previously voted against the Merger Agreement Proposal, and/or to ensure quorum is present at the Skyworks Special Meeting.
If the Qorvo Special Meeting is adjourned, Qorvo stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate that you wish to vote in favor of the Merger Agreement Proposal but do not indicate a choice on the Qorvo Adjournment Proposal, your shares of Qorvo Common Stock will be voted in favor of the Qorvo Adjournment Proposal.
The vote on the Qorvo Adjournment Proposal is separate and apart from the votes to approve the other proposals being presented at the Qorvo Special Meeting and is not a condition to the consummation of the Mergers.
Assuming a quorum is present at the Qorvo Special Meeting, approval of the Qorvo Adjournment Proposal requires the vote of the holders of a majority of the stock having voting power present or represented by proxy at the Qorvo Special Meeting. If a quorum is not present at the Qorvo Special Meeting, then the stockholders entitled to vote thereat, present or represented by proxy, have the power to adjourn.
THE QORVO BOARD UNANIMOUSLY RECOMMENDS THAT QORVO STOCKHOLDERS VOTE “FOR” THE QORVO ADJOURNMENT PROPOSAL.

DESCRIPTION OF SKYWORKS CAPITAL STOCK
The following description of the capital stock of Skyworks, is a summary and does not purport to be complete. It is subject to, and qualified in its entirety by, the Skyworks Certificate of Incorporation and the Skyworks Bylaws, each of which is an exhibit to the Annual Report on Form 10-K for the fiscal year ended October 3, 2025, filed with the SEC on November 7, 2025, and incorporated by reference herein. Skyworks encourages you to read the Skyworks Certificate of Incorporation, the Skyworks Bylaws, and the applicable provisions of the DGCL, for additional information.
General
Skyworks’ authorized capital stock consists of 550 million shares of capital stock, of which:
•
525 million shares are designated as Skyworks Common Stock, and

•
25 million shares are designated as preferred stock, without par value.

Common Stock
The holders of Skyworks Common Stock are entitled to one (1) vote per share on all matters submitted to a vote of Skyworks’ stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of Skyworks Common Stock entitled to vote in any election of directors may elect all of the directors standing for election. Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of outstanding shares of Skyworks Common Stock are entitled to receive ratably any dividends and distributions declared by the Skyworks Board out of assets or funds legally available. Upon the liquidation, dissolution, or winding up of Skyworks, whether voluntary or involuntary, holders of Skyworks Common Stock are entitled to share ratably in all assets remaining after payment to creditors and the liquidation preference of any then-outstanding shares of preferred stock. Holders of Skyworks Common Stock have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to Skyworks Common Stock.
Preferred Stock
No shares of Skyworks’ preferred stock are outstanding. Pursuant to the Skyworks Certificate of Incorporation, the Skyworks Board has the authority, without further action by its stockholders, to issue preferred stock from time to time in one or more series. The Skyworks Board may designate the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, and restrictions thereof, including dividend rights, redemption rights, sinking fund terms, liquidation preference terms, conversion rights, and voting rights. A series of Skyworks’ preferred stock could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt.
Description of Certain Terms in Skyworks’ Charter Documents and Delaware Law That May Have Anti-Takeover Effects
The Skyworks Certificate of Incorporation and the Skyworks Bylaws contain provisions that could have the effect of delaying, deferring, preventing, or discouraging another party from acquiring control of Skyworks.
Issuance of Undesignated Preferred Stock.   As discussed above under “Preferred Stock,” the Skyworks Board has the ability to designate and issue preferred stock with voting or other rights or preferences that could delay or deter hostile takeovers or changes in its control or management.
Limits on Ability of Stockholders to Call a Special Meeting.   The Skyworks Bylaws provide that special meetings of the stockholders may be called only by a majority of the Skyworks Board or by Skyworks’ secretary upon written request by stockholders holding at least 25% of the outstanding shares of Skyworks Common Stock, subject to such stockholders’ compliance with certain other requirements. This may delay or impede the ability of Skyworks’ stockholders to force consideration of a proposal.

Prohibition on Stockholder Action by Written Consent.   The Skyworks Certificate of Incorporation provides that any action taken by the stockholders must be effected at an annual or special meeting of stockholders and may not be effected by any consent in writing by its stockholders.
Requirements for Advance Notification of Stockholder Nominations and Proposals.   The Skyworks Bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the Skyworks Board. These advance notice procedures may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed and may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of Skyworks.
Election of Directors.   The Skyworks Certificate of Incorporation and the Skyworks Bylaws contain provisions that establish specific procedures for appointing and removing members of the Skyworks Board. Under the Skyworks Certificate of Incorporation and the Skyworks Bylaws, vacancies and newly created directorships on the Skyworks Board may be filled only by a majority of the directors then serving on the Skyworks Board, and directors may only be removed from office by the affirmative vote of the holders of a majority of the shares of all classes of stock entitled to vote for the election of directors.
No Cumulative Voting.   The DGCL provides that stockholders are not entitled to the right to cumulate votes in the election of directors unless the Skyworks Certificate of Incorporation provides otherwise. The Skyworks Certificate of Incorporation and the Skyworks Bylaws do not expressly provide for cumulative voting. Without cumulative voting, a minority stockholder may not be able to gain as many seats on the Skyworks Board as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on the Skyworks Board to influence the Skyworks Board’s decision regarding a takeover or other corporate transaction.
Approval of Business Combinations.   The Skyworks Certificate of Incorporation requires that the affirmative vote of at least 80% of the shares of all classes of stock entitled to vote for the election of directors be obtained for a business combination unless approved by a majority of the members of the Skyworks Board and, in the event that the other party to the business combination is the beneficial owner of 5% or more of Skyworks’ shares, a majority of the members of the Skyworks Board in office prior to the time such other party became the beneficial owner of 5% or more of Skyworks’ shares. The Skyworks Certificate of Incorporation increases the approval threshold to 90% of the shares of all classes of stock entitled to vote for the election of directors in the case of a business combination with any “related person” (as defined in the Skyworks Certificate of Incorporation). In addition to the provisions in the Skyworks Certificate of Incorporation and the Skyworks Bylaws, Section 203 of the DGCL generally provides that a corporation may not engage in any business combination with any interested stockholder during the three-year period following the time that such stockholder becomes an interested stockholder, unless a majority of the directors then in office approves either the business combination or the transaction that results in the stockholder becoming an interested stockholder or specified stockholder approval requirements are met. The provisions of Delaware law and the provisions of the Skyworks Certificate of Incorporation and the Skyworks Bylaws could have the effect of discouraging others from attempting hostile takeovers or other transactions the Skyworks Board does not approve in advance. These provisions might also have the effect of preventing changes in Skyworks’ management.
Amendment of Certificate of Incorporation.   The Skyworks Certificate of Incorporation includes a number of supermajority voting provisions that could make it more difficult to change certain of the provisions described above. These provisions require the affirmative vote of 80% of the shares of all classes of stock entitled to vote for the election of directors to amend or repeal the provisions of the Skyworks Certificate of Incorporation relating to the election and removal of directors, the right to act by written consent, or the approval of a business combination, and the affirmative vote of 90% of the shares of all classes of stock entitled to vote for the election of directors to amend or repeal the provisions of the Skyworks Certificate of Incorporation relating to the approval of a business combination with any related person.
Transfer Agent and Registrar
The transfer agent and registrar for Skyworks Common Stock is Equiniti Trust Company, LLC.

Exchange Listing
Skyworks Common Stock is listed on Nasdaq under the symbol “SWKS.”
Descriptions of the Skyworks Certificate of Incorporation, the Skyworks Bylaws and sections of the DGCL are summaries only. You should review and rely on the actual and effective Skyworks Certificate of Incorporation, Skyworks Bylaws and sections of the DGCL.

COMPARISON OF RIGHTS OF STOCKHOLDERS OF SKYWORKS AND QORVO
Each of Skyworks and Qorvo is incorporated under the laws of the State of Delaware. Skyworks will continue to be a Delaware corporation following the consummation of the Mergers and will be governed by the DGCL.
Upon completion of the First Merger, the Qorvo stockholders immediately prior to the Effective Time will become Skyworks stockholders. The rights of the former Qorvo stockholders and the Skyworks stockholders will thereafter be governed by the DGCL, the Skyworks Certificate of Incorporation and the Skyworks Bylaws.
The following description summarizes the material differences between the rights of the stockholders of Skyworks and Qorvo, but the following is not a complete statement of all those differences or a complete description of the specific provisions referred to in this summary. Stockholders should read carefully the relevant provisions of the DGCL and the respective certificates of incorporation and bylaws of Skyworks and Qorvo. For more information on how to obtain the documents that are not attached to this joint proxy statement/prospectus, see “Where You Can Find More Information” beginning on page 253.
	Rights of Skyworks Stockholders	Rights of Qorvo Stockholders
Authorized Capital Stock	The authorized capital stock of Skyworks consists of five hundred twenty-five million (525,000,000) shares of Skyworks Common Stock, and twenty-five million (25,000,000) shares of preferred stock, without par value.	The authorized capital stock of Qorvo consists of four hundred five million (405,000,000) shares of Qorvo Common Stock, and five million (5,000,000) shares of preferred stock, par value $0.0001 per share.
Special Meetings of Stockholders	The Skyworks Bylaws provide that a special meeting of stockholders may be called by the Skyworks Board pursuant to a resolution adopted by a majority of the whole Skyworks Board. A special meeting of stockholders shall be called by the secretary of Skyworks upon written request to the secretary by one (1) or more stockholders representing in the aggregate at least 25% of the outstanding shares of Skyworks Common Stock, and who have complied in full with the requirements set forth in the Skyworks Bylaws.	Qorvo’s third amended and restated bylaws provide that special meetings of Qorvo stockholders may be called only (a) at any time by the Qorvo Board, or (b) upon written request delivered to the secretary at Qorvo’s principal executive offices, signed and dated by one or more stockholders of record, or beneficial owners, if any, of Qorvo who own not less than 25% of the voting power of the outstanding shares of Qorvo Common Stock entitled to vote on each of the matters proposed to be considered at such special meeting.
Stockholder Proposals and Nominations of Candidates for Election to the Board of Directors	The Skyworks Bylaws allow stockholders to propose business to be brought before an annual meeting and allow stockholders who are record holders on the date of notice and on the record date for the determination of stockholders entitled to vote at such annual meeting to nominate candidates for election to the	Qorvo’s third amended and restated bylaws allow stockholders to propose business to be brought before an annual meeting and allow stockholders who are record holders at the time of notice and at the time of the annual meeting for the determination of stockholders entitled to vote at such annual

	Rights of Skyworks Stockholders	Rights of Qorvo Stockholders

Skyworks Board.
Such proposals (other than proposals included in the notice of meeting pursuant to Rule 14a-8 promulgated under the Exchange Act) and nominations, however, may only be brought by a stockholder who has given timely notice in proper written form to Skyworks’ secretary prior to the meeting.
In connection with an annual meeting, to be timely, notice of such proposals and nominations must be delivered to the Skyworks secretary at the principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first (1st) anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the meeting is more than thirty (30) days before or after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of the annual meeting was made by Skyworks.

meeting to nominate candidates for election to the Qorvo Board.
Such proposals (other than proposals included in the notice of meeting pursuant to Rule 14a-8 promulgated under the Exchange Act) and nominations, however, may only be brought by a stockholder who has given timely notice in proper written form to Qorvo’s secretary prior to the meeting.
In connection with an annual meeting, to be timely, notice of such proposals and nominations must be delivered to Qorvo’s secretary at the principal executive offices not earlier than the close of business on the one hundred fiftieth (150th) day and not later than the close of business on the one hundred twentieth (120th) prior to the first anniversary of prior year’s annual stockholder meeting; provided, however, that if no annual meeting was held the previous year or the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after the anniversary of the preceding annual meeting, notice must be received not earlier than the close of business on the 150th day prior to the date of such annual meeting and not later than the close of business on the later of (x) the 120th day prior to the date of such annual meeting or (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by Qorvo.

Number of Directors	The Skyworks Bylaws provide that the number of directors will be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the whole Skyworks Board. At	Qorvo’s third amended and restated bylaws provide that the number of directors may be set by resolution duly adopted by the Qorvo Board, or by an amendment to the bylaws duly adopted by the Qorvo Board or

	Rights of Skyworks Stockholders	Rights of Qorvo Stockholders
	present, Skyworks has nine (9) directors.	by the stockholders, or by a duly adopted amendment to the certificate of incorporation. At present, Qorvo has ten (10) directors.
Election of Directors
The Skyworks Bylaws provide that other than in a contested election, at each meeting of the stockholders for the election of directors at which a quorum is present, a nominee for election as a director at such meeting shall be elected to the Skyworks Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election (with “abstentions” and “broker non-votes” not counted as votes “for” or “against” such nominee’s election).
In the event of a contested election at which a quorum is present, the directors shall be elected by a plurality vote of all votes cast for the election of directors at such contested election. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.
Skyworks does not have a classified board and each director is elected annually.

Qorvo’s third amended and restated bylaws provide that each director shall be elected by the vote of the majority of votes cast with respect to the nominee at any meeting for the election of directors at which a quorum is present; provided that if (a) Qorvo’s secretary receives a notice that a stockholder has nominated a person for election to the board of directors and (b) such nomination has not been withdrawn by such stockholder on or before the date Qorvo files its definitive proxy statement with the SEC such that the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the votes cast.
Qorvo does not have a classified board and each director is elected annually.

Removal of Directors	The Skyworks Bylaws provide that any regular or alternate member of a committee may be removed with or without cause at any time by resolution passed by a majority of the whole Skyworks Board at any regular or special meeting.	Qorvo’s third amended and restated bylaws provide that any director may be removed, with or without cause, by the holders of a majority in voting power of the outstanding shares then entitled to vote for the election of such director. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
Limitation on Liability of Directors	The Skyworks Certificate of Incorporation provides that no director of Skyworks shall be	Qorvo’s amended and restated certificate of incorporation, as amended, provides that, to the

	Rights of Skyworks Stockholders	Rights of Qorvo Stockholders

liable to Skyworks or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to Skyworks or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit.
The DGCL provides that a corporation may limit or eliminate the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer; provided that such provision shall not eliminate liability for: (a) any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (c) a director under Section 174 of the DGCL; (d) any transaction from which the director or officer derived an improper personal benefit; and (e) an officer in any action by or in the right of the corporation.

fullest extent permitted by the DGCL, no director of Qorvo shall be personally liable to Qorvo or its stockholders for monetary damages for breach of fiduciary duty as a director.
The DGCL provides that a corporation may limit or eliminate the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer; provided that such provision shall not eliminate liability for: (a) any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (c) a director under Section 174 of the DGCL; (d) any transaction from which the director or officer derived an improper personal benefit; and (e) an officer in any action by or in the right of the corporation.

Indemnification of Directors and Officers	The Skyworks Bylaws provide that Skyworks shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of Skyworks or any of its majority-owned subsidiaries or, while such a director or officer, is or was serving at the request of Skyworks as a director, officer,	Qorvo’s third amended and restated bylaws provide that, to the maximum extent and in the manner permitted by the DGCL, Qorvo will indemnify any person against expenses, liabilities and losses actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director

Rights of Skyworks Stockholders	Rights of Qorvo Stockholders

employee or agent. No indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to Skyworks unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
No indemnification shall be payable with respect to any action against Skyworks commenced by any person unless the Skyworks Board shall have authorized the commencement thereof or unless and to the extent that the Skyworks Bylaws specifically provide for indemnification of expenses relating to the enforcement of rights.
Expenses incurred in defending certain civil, criminal, administrative or investigative action, suit or proceedings shall be paid by Skyworks in advance of the final disposition of such action, suit or proceeding to a present or former director or officer of Skyworks, promptly after receipt of a request therefor stating in reasonable detail the expenses incurred, and to a person who is not a present or former director or officer of Skyworks as authorized by the chief executive officer of Skyworks or such other officer of Skyworks as shall be designated from time to time by the Skyworks Board; provided that in each case Skyworks shall have received an undertaking by or on or officer of Qorvo.
Qorvo must indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit or proceeding (or part thereof) by the director or officer was authorized in the specific case by the Qorvo Board.
The DGCL provides that a corporation may indemnify any person who was or is a director, officer, employee or agent of the corporation if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. No indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
The DGCL also provides that to the extent a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and

Rights of Skyworks Stockholders	Rights of Qorvo Stockholders

behalf of the claimant to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by Skyworks.
The DGCL provides that a corporation may indemnify any person who was or is a director, officer, employee or agent of the corporation if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. No indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
The DGCL also provides that to the extent a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith.
The Skyworks Bylaws permit Skyworks to purchase and maintain insurance on behalf of any person who is or was a reasonably incurred by such person in connection therewith.
Qorvo must advance to any director or officer eligible for indemnification, prior to the final disposition of the proceeding, all expenses reasonably incurred by any such director or officer in connection with defending such proceeding, upon receipt of a request therefor and an undertaking by or on behalf of such person to repay such amounts if it should be determined ultimately that such person is not entitled to be indemnified.
Qorvo’s third and amended and restated bylaws permit Qorvo to purchase and maintain insurance on behalf of any person who is or was a director or officer against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not Qorvo would have the power to indemnify him or her against such liability under the provisions of the DGCL.

	Rights of Skyworks Stockholders	Rights of Qorvo Stockholders
director, officer, employee or agent of Skyworks against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not Skyworks would have the power or the obligation to indemnify such person against such liability.
Amendments to Certificate of Incorporation
The Skyworks Certificate of Incorporation provides that Skyworks reserves the right to amend, alter, or repeal any provision contained in the certificate of incorporation by the DGCL.
The DGCL provides that no meeting or vote of stockholders shall be required to adopt an amendment that only (a) changes its corporate name; (b) deletes such provisions of the original certificate of incorporation which named the incorporator or incorporators, initial board of directors, and original subscribers for shares; or (c) deletes such provisions contained in any amendment to the certificate of incorporation as were necessary to affect a change, exchange, reclassification, subdivision, combination or cancellation of stock which has now become effective. Otherwise, the Skyworks Board must adopt a resolution setting forth the amendment proposed and the amendment must be approved by a majority of the outstanding stock of each class entitled to vote thereon as a class.
Notwithstanding the above provisions, the Skyworks Certificate of Incorporation provides that the affirmative vote of the holders of at least the following percentage of all classes of stock entitled to vote for the election of directors shall be

Qorvo’s amended and restated certificate of incorporation, as amended, provides that Qorvo reserves the right to amend, alter, change or repeal any provision contained in its certificate of incorporation, in the manner now or hereafter prescribed by the DGCL.
The DGCL provides that no meeting or vote of stockholders shall be required to adopt an amendment that only (a) changes its corporate name; (b) deletes such provisions of the original certificate of incorporation which named the incorporator or incorporators, initial board of directors, and original subscribers for shares; or (c) deletes such provisions contained in any amendment to the certificate of incorporation as were necessary to affect a change, exchange, reclassification, subdivision, combination or cancellation of stock which has now become effective. Otherwise, the Qorvo Board of directors must adopt a resolution setting forth the amendment proposed and the amendment must be approved by a majority of the outstanding stock of each class entitled to vote thereon as a class.

	Rights of Skyworks Stockholders	Rights of Qorvo Stockholders
required to amend any provisions inconsistent with the indicated provisions of the Skyworks Certificate of Incorporation: (a) 80% in the case of Article Seventh (number of directors, election of directors, vacancies on the board, removal of directors) or Article Thirteenth (annual or special meeting requirement), and (b) 90% in the case of Article Twelfth (business combinations).
Amendments to Bylaws
The Skyworks Certificate of Incorporation provides that the Skyworks Board is expressly authorized to adopt, alter, amend and repeal the bylaws of Skyworks, in any manner not inconsistent with the laws of the State of Delaware or the Skyworks Certificate of Incorporation, subject to the power of the holders of capital stock of Skyworks to adopt, alter or repeal the Skyworks Bylaws made by the Skyworks Board; provided that any such adoption, amendment, or repeal by stockholders shall require the affirmative vote of the holders of at least a majority of the shares of all classes of stock of Skyworks entitled to vote for the election of directors.
The DGCL generally provides that after a corporation has received any payment for any of its stock, the power to adopt, amend, or repeal bylaws shall be in the stockholders entitled to vote. Any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, not limit their power to adopt, amend or repeal bylaws.

Qorvo’s third amended and restated bylaws provide that the bylaws may be adopted, amended, or repealed by the affirmative vote of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at meetings of stockholders as of the record date; provided, however, that Qorvo may, in its certificate of incorporation, confer the power to adopt, amend, or repeal bylaws upon the directors.
The DGCL generally provides that after a corporation has received any payment for any of its stock, the power to adopt, amend, or repeal bylaws shall be in the stockholders entitled to vote. Any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, not limit their power to adopt, amend or repeal bylaws.

	Rights of Skyworks Stockholders	Rights of Qorvo Stockholders
Certain Business Combinations
The DGCL provides that Skyworks may not engage in any business combination with any interested stockholder (i.e., any person that is the owner of 15% or more of the outstanding voting stock of the corporation) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless (a) prior to such time the Skyworks Board approved either the business combination or transaction which resulted in the stockholder becoming an interested stockholder, (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of Skyworks outstanding at the time the transaction commenced, or (c) at or subsequent to such time the business combination is approved by the Skyworks Board, and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 2/3rds of the outstanding voting stock which is not owned by the interested stockholder.
The Skyworks Certificate of Incorporation provides that certain transactions between Skyworks and a beneficial owner of more than 20% of the voting power of the outstanding Skyworks voting stock requires the affirmative vote of the holders of 90% of all voting stock of Skyworks, voting together as a single class.
The transactions covered by such provisions of the Skyworks Certificate of Incorporation include (a) any merger or consolidation of Skyworks or any

The DGCL provides that Qorvo may not engage in any business combination with any interested stockholder (i.e., any person that is the owner of 15% or more of the outstanding voting stock of the corporation) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless (a) prior to such time the Qorvo Board approved either the business combination or transaction which resulted in the stockholder becoming an interested stockholder, (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of Qorvo outstanding at the time the transaction commenced, or (c) at or subsequent to such time the business combination is approved by the Qorvo Board, and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 2/3rds of the outstanding voting stock which is not owned by the interested stockholder.
Qorvo’s amended and restated certificate of incorporation, as amended, does not contain any provision electing not to be governed by these anti-takeover provisions of the DGCL.

	Rights of Skyworks Stockholders	Rights of Qorvo Stockholders
subsidiary with (i) any such beneficial owner, or (ii) any other corporation (whether or not itself such beneficial owner) which is, or after such merger or consolidation would be, an affiliate of a such beneficial owner; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with such beneficial owner or any affiliate of such beneficial owner of any assets of Skyworks or any subsidiary having an aggregate fair market value of $500,000 or more; (c) the issuance or transfer by Skyworks or any subsidiary of any of its or their respective securities in exchange to such beneficial owner or any affiliate of such beneficial owner for cash, securities or other property having an aggregate fair market value of $500,000 or more; (d) the adoption of any plan or proposal for the liquidation or dissolution of Skyworks proposed by such beneficial owner or any affiliate of such beneficial owner; and (e) any reclassification or securities or recapitalization of Skyworks that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of Skyworks or any subsidiary that is owned by such beneficial owner or any affiliate of such beneficial owner.
Stockholder Rights Plan	Skyworks does not have a stockholder rights plan.	Qorvo does not have a stockholder rights plan.
Exclusive Forum	The Skyworks Bylaws provide that, unless Skyworks consents in writing to the selection of an alternative forum, the Court of Chancery (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by the law, be	Qorvo’s third amended and restated bylaws provide that, unless Qorvo consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the full extent permitted by the law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of

Rights of Skyworks Stockholders	Rights of Qorvo Stockholders

the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of Skyworks to Skyworks or its stockholders, (c) any action asserting a claim arising pursuant to any provisions of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery, or (d) any action asserting a claim arising pursuant to any provision of the Skyworks Certificate of Incorporation or Skyworks Bylaws or governed by the internal affairs doctrine.
Unless Skyworks consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the Securities Act.
the corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the corporation to the corporation or its stockholders, (c) any action asserting a claim arising pursuant to any provisions of the DGCL, the certificate of incorporation or Qorvo’s bylaws, or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (d) any action asserting a claim governed by the internal affairs doctrine.

LEGAL MATTERS
Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel for Skyworks, is providing an opinion regarding the validity of the Skyworks Common Stock to be issued in the First Merger and an opinion regarding certain legal matters relating to the U.S. federal income tax treatment of the Mergers with respect to Skyworks. Davis Polk & Wardwell LLP, legal counsel for Qorvo, is also providing an opinion regarding certain legal matters relating to the U.S. federal income tax treatment of the Mergers with respect to Qorvo.
EXPERTS
Skyworks
The consolidated financial statements of Skyworks Solutions, Inc. and subsidiaries as of October 3, 2025, and September 27, 2024, and for each of the years in the three year fiscal period ended October 3, 2025, and management’s assessment of the effectiveness of internal control over financial reporting as of October 3, 2025, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
Qorvo
The consolidated financial statements of Qorvo, Inc. and subsidiaries appearing in Qorvo’s Annual Report on Form 10-K for the fiscal year ended March 29, 2025, and the effectiveness of Qorvo, Inc. and subsidiaries’ internal control over financial reporting as of March 29, 2025 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
DATES FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
Skyworks
Skyworks will hold a regular annual meeting of stockholders in 2026 (the “Skyworks 2026 Annual Meeting”) regardless of whether the Mergers are completed.
Proposals to be considered for inclusion in the proxy materials for the Skyworks 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must meet the requirements of Rule 14a-8 and must have been delivered in writing to the General Counsel and Secretary of the Company at its executive offices at 5260 California Avenue, Irvine, CA 92617, no later than November 28, 2025. The submission of a stockholder proposal does not guarantee that it will be included in the proxy materials for the Skyworks 2026 Annual Meeting.
According to the applicable provisions of the Skyworks Bylaws, if a stockholder wishes to present a proposal at the Skyworks 2026 Annual Meeting outside the processes of Rule 14a-8, with such proposal not to be considered for inclusion in the proxy materials for such meeting, then the stockholder must give written notice to the Secretary of Skyworks at the address noted above no earlier than the close of business on January 14, 2026, and no later than the close of business on February 13, 2026. In the event that the Skyworks 2026 Annual Meeting is advanced by more than thirty (30) days, or delayed (other than as a result of adjournment) by more than sixty (60) days, from the first anniversary of Skyworks’ 2025 Annual Meeting of Stockholders, then the required notice must be delivered in writing to the Secretary of Skyworks at the address above no earlier than one hundred twenty (120) days prior to the date of the Skyworks 2026 Annual Meeting and no later than the later of ninety (90) days prior to the Skyworks 2026 Annual Meeting or the tenth (10th) day following the day on which the public announcement of the date of the Skyworks 2026 Annual Meeting is first made by Skyworks. A proposal that is submitted outside of these time periods will not be considered to be timely and, pursuant to Rule 14a-4(c)(1) under the Exchange Act and if a stockholder properly brings the proposal before the meeting, the proxies that management solicits for that meeting will have “discretionary” authority to vote on the stockholder’s proposal. Even if a stockholder makes timely notification, the proxies may still exercise “discretionary” authority in accordance with the SEC’s proxy rules.
A stockholder (or a group of up to twenty (20) stockholders) who has owned at least three (3%) percent of the outstanding shares of Skyworks Common Stock continuously for at least three (3) years, and has complied with the other requirements in the Skyworks Bylaws, may nominate and include in Skyworks’ proxy materials a number of director nominees up to the greater of two (2) individuals or 20% of the Board. Written notice of a proxy access nomination for inclusion in Skyworks’ proxy statement for the Skyworks 2026 Annual Meeting must be received in writing by the Secretary of Skyworks at the address above no earlier than December 15, 2025, and no later than January 14, 2026. In the event that the Skyworks 2026 Annual Meeting is held more than thirty (30) days before, or more than sixty (60) days after (other than as a result of adjournment), the first (1st) anniversary of Skyworks’ 2025 Annual Meeting of Stockholders, then the required notice must be received in writing by the Secretary of Skyworks at the address above no earlier than one hundred fifty (150) days prior to the date of the Skyworks 2026 Annual Meeting and no later than the close of business on the later of the one hundred twentieth (120th) day prior to the Skyworks 2026 Annual Meeting or the tenth (10th) day following the day on which the public announcement of the date of the Skyworks 2026 Annual Meeting is first made by Skyworks. Such notice must include the information specified in Article II, Section 8(A)(3) of the Skyworks Bylaws.
Stockholders are also advised to review the Skyworks Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The Skyworks Bylaws are on file with the SEC and are available through its website at www.sec.gov.
As of December 23, 2025, the date of this joint proxy statement/prospectus, Skyworks has not set a date for the Skyworks 2026 Annual Meeting.
Qorvo
Under SEC Rule 14a-8, a stockholder who wishes to present a proposal for inclusion in the proxy statement for Qorvo’s 2026 annual meeting of stockholders must submit the proposal in writing to Qorvo’s Corporate Secretary at Qorvo, Inc., 7628 Thorndike Road, Greensboro, North Carolina 27409, no later than February 26, 2026, and such proposal must also comply with the other applicable SEC requirements in respect thereof. SEC rules set standards for the types of stockholder proposals and the information that must be provided by the stockholder making the request.
A stockholder may also submit a proposal, including nomination of a director, to be considered at Qorvo’s 2026 annual meeting of stockholders pursuant to the Qorvo bylaws. Pursuant to proxy access provisions of the Qorvo bylaws, a stockholder, or group of up to twenty (20) eligible stockholders, that has continuously owned for no less than three (3) years at least 3% of the outstanding shares of Qorvo Common Stock, may nominate and include in Qorvo’s proxy materials up to the greater of two (2) directors or 20% of the number of directors serving on the Qorvo Board on the last day on which a stockholder notice may be delivered pursuant to such provisions; provided that the stockholder(s) and nominee(s) satisfy the requirements specified in the Qorvo bylaws. Eligible stockholders must submit such nominations between January 27, 2026 and February 26, 2026.
Under the Qorvo bylaws, a stockholder may also submit a proposal, including nomination of a director, other than pursuant to Rule 14a-8 or the proxy access provisions of the Qorvo bylaws, in which case, the proposal would not be required to be included in Qorvo’s proxy statement for Qorvo’s 2026 annual meeting of stockholders and the proposal must be received by Qorvo’s Corporate Secretary not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first (1st) anniversary of the prior year’s annual stockholder meeting. This notice must include the information required by the provisions of the Qorvo bylaws. The deadline for delivery of a stockholder proposal pursuant to the Qorvo bylaws in connection with Qorvo’s 2026 annual meeting of stockholders would be between March 16, 2026 and April 15, 2026. Alternatively, if Qorvo’s 2026 annual meeting of stockholders is held more than thirty (30) days before or more than seventy (70) days after the anniversary of Qorvo’s 2025 annual meeting of stockholders, then the deadline for delivery of a stockholder proposal pursuant to the Qorvo bylaws in connection with Qorvo’s 2026 annual meeting of stockholders would instead be no earlier than one hundred fifty (150) days prior to such meeting and no later than then later of one hundred twenty (120) days prior to such annual meeting or ten (10) days after the day on which public announcement of the date of such meeting is first made by Qorvo.
As of December 23, 2025, the date of this joint proxy statement/prospectus, Qorvo has not set a date for Qorvo’s 2026 annual meeting of stockholders.

HOUSEHOLDING OF JOINT PROXY STATEMENT/PROSPECTUS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two (2) or more stockholders sharing the same address by delivering a single proxy statement or notice, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one (1) copy of this joint proxy statement/prospectus is being delivered to stockholders residing at the same address, unless stockholders have notified the company whose shares they hold of their desire to receive multiple copies of the joint proxy statement/prospectus. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Even if a stockholder’s household or address has received only one (1) copy of this joint proxy statement/prospectus, a separate proxy card should have been provided for each stockholder account. Each individual proxy card should be signed, dated, and returned in the postage-prepaid envelope (or completed and submitted by telephone or via the internet, as described on the proxy card). If, at any time, you no longer wish to participate in householding and would prefer to receive a separate joint proxy statement/prospectus, or if you are receiving multiple copies of this joint proxy statement/prospectus and wish to receive only one (1), please contact the company whose shares you hold at their address identified below. Each of Skyworks and Qorvo will promptly deliver, upon oral or written request, a separate copy of this joint proxy statement/prospectus to any stockholder residing at an address to which only one (1) copy was mailed. Requests for additional copies should be directed to: Secretary, Skyworks Solutions, Inc., 5260 California Avenue, Irvine, CA 92617-3073 or contact the Secretary of Skyworks by telephone at (949) 231-3000, or to Secretary, Qorvo, Inc., 7628 Thorndike Road, Greensboro, NC 27409-9421, or contact the Secretary of Qorvo by telephone at (336) 664-1233.

WHERE YOU CAN FIND MORE INFORMATION
Skyworks and Qorvo file annual, quarterly, and current reports, proxy statements, and other information with the SEC. The SEC maintains an internet website that contains reports, proxy statements, and other information regarding issuers, including Skyworks and Qorvo, who file electronically with the SEC. The address of that site is www.sec.gov. The information contained on the SEC’s website is expressly not incorporated by reference into this joint proxy statement/prospectus.
Skyworks has filed with the SEC a registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part. The registration statement registers the shares of Skyworks Common Stock to be issued to Qorvo stockholders in connection with the Mergers. The registration statement, including the attached exhibits and annexes, contains additional relevant information about Skyworks and Qorvo, respectively. The rules and regulations of the SEC allow Skyworks and Qorvo to omit certain information included in the registration statement from this joint proxy statement/prospectus.
In addition, the SEC allows Skyworks and Qorvo to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this joint proxy statement/prospectus, except for any information that is superseded by information included directly in this joint proxy statement/prospectus or incorporated by reference subsequent to the date of this joint proxy statement/prospectus as described below.
This joint proxy statement/prospectus incorporates by reference the documents listed below that Skyworks and Qorvo have previously filed with the SEC.
Skyworks
•
Annual Report on Form 10-K for the fiscal year ended October 3, 2025, filed with the SEC on November 7, 2025;

•
Current Reports on Form 8-K (to the extent filed and not furnished), filed on October 28, 2025 (SEC Film No. 251421271), October 28, 2025 (SEC Film No. 251421257), November 14, 2025 (SEC Film No. 251487297), November 24, 2025 (SEC Film No. 251512991), and December 12, 2025 (SEC Film No. 251568097);

•
Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2025; and

•
The description of securities registered under Section 12 of the Exchange Act, which is contained in Exhibit 4.2 to Skyworks’ Annual Report on Form 10-K for the fiscal year ended September 27, 2019, and as amended by any amendment or report filed for purposes of updating that description.

Qorvo
•
Annual Report on Form 10-K for the fiscal year ended March 29, 2025, filed with the SEC on May 19, 2025;

•
Quarterly Reports on Form 10-Q for the fiscal quarters ended June 28, 2025, and September 27, 2025, filed with the SEC on July 30, 2025, and November 3, 2025;

•
Current Reports on Form 8-K (to the extent filed and not furnished), filed on April 14, 2025 (SEC Film No. 25836702), as amended on May 9, 2025 (SEC Film No. 25931855), May 19, 2025 (SEC Film No. 25963757), as amended on August 15, 2025 (SEC Film No. 251225550), May 20, 2025 (SEC Film No. 25966082), May 21, 2025 (SEC Film No. 25973194), August 15, 2025 (SEC Film No. 251225365), August 15, 2025 (SEC Film No. 251225479), October 28, 2025 (SEC Film No. 251421274) and November 28, 2025 (SEC Film No. 251535903);

•
Definitive Proxy Statement on Schedule 14A, filed with the SEC on June 26, 2025; and

•
The description of securities registered under Section 12 of the Exchange Act, which is contained in Exhibit 4.8 to Qorvo’s Annual Report on Form 10-K filed with the SEC on May 19, 2023, and as amended by any amendment or report filed for purposes of updating that description.

To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC (for example, as called for by Items 2.02 and 7.01 of Form 8-K), such information or exhibit is specifically not incorporated by reference.
In addition, Skyworks and Qorvo incorporate by reference any future filings they make with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this joint proxy statement/prospectus and until the date that the offering is terminated as well as after the date of this joint proxy statement/prospectus and until the date on which the Skyworks Special Meeting is held and the Qorvo Special Meeting is held (excluding any information and exhibits contained in current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.
You can obtain any of the other documents listed above from the SEC, through the SEC’s website at the address indicated above, or from Skyworks or Qorvo, as applicable, by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:
By Mail: Attention: Secretary Skyworks Solutions, Inc. 5260 California Avenue Irvine, California 92617 Telephone: (949) 231-3000	By Mail: Attention: General Counsel Qorvo, Inc. 7628 Thorndike Road Greensboro, North Carolina 27409 Telephone: (336) 664-1233
These documents are available from Skyworks or Qorvo, as the case may be, without charge, excluding any exhibits to them unless the exhibit is specifically listed as an exhibit to the registration statement of which this joint proxy statement/prospectus forms a part. You can also find information about Skyworks and Qorvo at their internet websites at www.skyworksinc.com and www.qorvo.com, respectively. Information contained on these websites is not incorporated by reference into, and does not constitute part of, this joint proxy statement/prospectus.
You may also obtain documents incorporated by reference into this document by requesting them in writing or by telephone from D.F. King & Co., Inc., Skyworks’ proxy solicitor, or Innisfree M&A Incorporated, Qorvo’s proxy solicitor, at the following addresses and telephone numbers:
For Skyworks Stockholders: D.F. King & Co., Inc. 28 Liberty St, 53rd floor New York, NY 10005 Stockholders may call toll-free: +1 (866) 416-0577 Banks and brokers may call collect: +1 (212)-434-0035
For Qorvo Stockholders:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: +1 (877) 750-9499
Banks and Brokers may call collect: +1 (212) 750-5833

If you are a stockholder of Qorvo or Skyworks and would like to request documents, please do so by February 4, 2026, to receive them before your respective company’s special meeting. If you request any documents from Skyworks or Qorvo, Skyworks or Qorvo, as applicable, will mail them to you by first class mail, or another equally prompt means, within one (1) business day after Skyworks or Qorvo, as the case may be, receives your request.
This joint proxy statement/prospectus is a prospectus of Skyworks and is a joint proxy statement of Skyworks and Qorvo for the Skyworks Special Meeting and the Qorvo Special Meeting, respectively. Neither Skyworks nor Qorvo has authorized anyone to give any information or make any representation about the Mergers or Skyworks or Qorvo that is different from, or in addition to, that contained in this joint proxy statement/prospectus or in any of the materials that Skyworks or Qorvo has incorporated by reference into this joint proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this joint proxy statement/prospectus speaks only as of the date of this joint proxy statement/prospectus unless the information specifically indicates that another date applies.

ANNEX A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
by and among
SKYWORKS SOLUTIONS, INC.,
COMET ACQUISITION CORP.,
COMET ACQUISITION II, LLC
and
QORVO, INC.
October 27, 2025

A-i

A-ii

A-iii

Annex A Definitions
Annex B Forms of Registration Statement Tax Representation Letters

A-iv

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), is made and entered into as of October 27, 2025 (the “Agreement Date”), by and among Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), Qorvo, Inc., a Delaware corporation (“Qorvo”), Comet Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Skyworks (“Merger Sub I”), and Comet Acquisition II, LLC, a Delaware limited liability company and a direct wholly-owned Subsidiary of Skyworks (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”).
WHEREAS, in anticipation of the Mergers, Skyworks has formed Merger Sub I and Merger Sub II as direct wholly owned subsidiaries of Skyworks.
WHEREAS, each of Skyworks, Qorvo, Merger Sub I and Merger Sub II desires, following the satisfaction or waiver of the conditions set forth in Article VIII, to effect: (1) the merger of Merger Sub I with and into Qorvo (the “First Merger”), with Qorvo as the surviving corporation in the First Merger (the “Surviving Corporation”) and the Surviving Corporation becoming a wholly owned subsidiary of Skyworks; and (2) immediately following the First Merger, and as the second step in a single integrated transaction with the First Merger, the merger of the Surviving Corporation with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving entity in the Second Merger (the “Surviving Company”) and a wholly-owned subsidiary of Skyworks, in each case, upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL and the Delaware Limited Liability Company Act (“DLLCA”).
WHEREAS, the Board of Directors of Skyworks (the “Skyworks Board”) has unanimously (i) determined that this Agreement and the transactions contemplated by this Agreement (collectively, the “Transactions”) are advisable, fair to and in the best interests of, Skyworks and its stockholders; (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers, on the terms and subject to the conditions set forth herein; (iii) subject to the terms hereof, resolved to recommend that Skyworks’ stockholders approve the issuance of Skyworks Common Stock pursuant to this Agreement (collectively, the “Skyworks Board Recommendation” and together with the Qorvo Board Recommendation, the “Board Recommendations” and “Board Recommendation” shall mean any of them); and (iv) directed that the issuance of Skyworks Common Stock pursuant to this Agreement be submitted to Skyworks’ stockholders for approval at a duly held meeting of such stockholders for such purpose (including any adjournment or postponement thereof, the “Skyworks Stockholder Meeting”).
WHEREAS, the Board of Directors of Qorvo (the “Qorvo Board”) has unanimously (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Mergers, are advisable, fair to and in the best interests of Qorvo and its stockholders; (ii) approved and declared advisable this Agreement and the transactions contemplated hereby and thereby, including the Mergers, on the terms and subject to the conditions set forth herein; (iii) subject to the terms hereof, resolved to recommend that Qorvo’s stockholders adopt and approve this Agreement and approve the Mergers (collectively, the “Qorvo Board Recommendation”); and (iv) directed that this Agreement be submitted to Qorvo’s stockholders for adoption at a duly held meeting of such stockholders for such purpose (including any adjournment or postponement thereof, the “Qorvo Stockholder Meeting”).
WHEREAS, the Board of Directors of Merger Sub I has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are advisable, fair to, and in the best interests of, Merger Sub I and its sole stockholder and (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers.
WHEREAS, the Board of Managers of Merger Sub II has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are advisable, fair to, and in the best interests of, Merger Sub II and its sole member and (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers.
WHEREAS, Skyworks, Qorvo and Merger Subs desire to make certain representations, warranties, covenants and agreements in connection with the Mergers and also to prescribe certain conditions to the Mergers.

WHEREAS, for United States federal income tax purposes, it is intended that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Intended Tax Treatment”), and that this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code and within the meaning of Treasury Regulations Section 1.368-2(g).
WHEREAS, as a condition to Skyworks and Merger Subs’ willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, affiliates of Starboard Value are entering into a voting and support agreement (the “Voting and Support Agreement”) pursuant to which such stockholders are agreeing, among other things, on the terms and subject to the conditions of such Voting and Support Agreement, to vote such stockholders’ shares of Qorvo Common Stock in favor of the approval of the Transactions and to take certain other actions in furtherance thereof.
NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
THE MERGERS
Section 1.1   The Mergers.
(a)   First Merger.   Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the Effective Time (as defined below), Merger Sub I shall be merged with and into Qorvo. Following the Effective Time, the separate corporate existence of Merger Sub I shall cease, and Qorvo shall continue as the surviving corporation in the First Merger and shall succeed to and assume all the rights, privileges, immunities, properties, powers and franchises of Merger Sub I in accordance with the DGCL.
(b)   Second Merger.   Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL and the DLLCA, immediately following the Effective Time, the Surviving Corporation shall be merged with and into Merger Sub II. Following the Second Effective Time (as defined below), the separate corporate existence of the Surviving Corporation shall cease, and Merger Sub II shall continue as the Surviving Company of the Second Merger and shall succeed to and assume all the rights, privileges, immunities, properties, powers and franchises of the Surviving Corporation in accordance with the DGCL and the DLLCA.
Section 1.2   Closing.   The closing of the Mergers (the “Closing”) shall take place at 7:00 a.m., Pacific Time, no later than the fifth (5th) Business Day (the “Specified Date”) after satisfaction or waiver of all of the conditions set forth in Article VIII (other than those conditions that by their terms are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions), at the offices of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) located at 525 University Avenue, Suite 1400, Palo Alto, CA 94301, unless another time, date or place is agreed to in writing by the parties hereto (the date on which the Closing occurs, the “Closing Date”).
Section 1.3   Effective Times.
(a)   Effective Time.   Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the parties shall cause the First Merger to be consummated by filing with the Secretary of State of the State of Delaware a Certificate of Merger (the “First Certificate of Merger”) with respect to the First Merger, duly executed and completed in accordance with the relevant provisions of the DGCL, and shall make all other filings or recordings required under the DGCL (such time as the First Merger becomes effective, the “Effective Time”).
(b)   Second Effective Time.   Subject to the provisions of this Agreement, immediately following the Effective Time, the parties shall cause the Second Merger to be consummated by filing with the Secretary of State of the State of Delaware a Certificate of Merger (the “Second Certificate of Merger”) with respect to the Second Merger, duly executed and completed in accordance with the relevant provisions of the DGCL and the DLLCA, and shall make all other filings or recordings required under the DGCL and the DLLCA (such time as the Second Merger becomes effective, the “Second Effective Time”).
Section 1.4   Effects of the Mergers.   The Mergers shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL and the DLLCA.
ARTICLE II
CERTAIN GOVERNANCE MATTERS
Section 2.1   Governance of Skyworks.
(a)   Board of Directors.   The parties shall take all action necessary (including, to the extent necessary, procuring the resignation or removal of any directors on the Board of Directors of Skyworks immediately prior to the Effective Time) so that, as of immediately following the Effective Time, the number of directors that comprise the full Board of Directors of Skyworks shall be eleven (11) directors, and such Board of Directors shall immediately following the Effective Time consist of: (i) the Chief Executive Officer of Skyworks as of immediately prior to the Effective Time (who shall be the Chief Executive Officer of Skyworks as of immediately after the Effective Time); (ii) seven (7) directors designated by the Board of Directors of Skyworks (the individuals designated under clause (ii), collectively, the “Skyworks Designees”); and (iii) three (3) directors designated by the Board of Directors of Qorvo, each of which must be reasonably acceptable to Skyworks (the individuals designated under this clause (iii), collectively, the “Qorvo Designees”) (it being understood and agreed that the Board of Directors of Qorvo has determined to include the person who is the Chief Executive Officer of Qorvo as of the date hereof as one of the Qorvo Designees, and the Board of Directors of Skyworks has determined that such person is acceptable to Skyworks). As of immediately following the Effective Time, each such person designated as a director of Skyworks pursuant hereto shall hold office until the next Annual Meeting of Stockholders of Skyworks and until his or her successor is elected and qualified or until his or her earlier resignation or removal, in accordance with the governance documents of Skyworks and applicable Law.
(b)   Replacement of Designees.   In the event that prior to the Effective Time: (i) any Skyworks Designee is unable or unwilling to serve on the Board of Directors, Skyworks shall select a replacement for such individual to serve in such person’s place; and (ii) any Qorvo Designee is unable or unwilling to serve on the Board of Directors, Qorvo shall select a replacement for such individual to serve in such person’s place (which replacement must be reasonably acceptable to Skyworks). The parties shall take all action necessary to ensure that any such replacement designee is duly qualified and appointed as a director of the Board of Directors of Skyworks as of immediately following the Effective Time in accordance with Section 2.1(a). Any such replacement designee shall also be deemed to be a Skyworks Designee or a Qorvo Designee, as applicable.
(c)   Chairman.   Promptly following the Closing, the Board of Directors of Skyworks shall designate a Chairman of the Board of Directors of Skyworks, which person shall serve until his or her successor is elected and qualified or until his or her earlier resignation or removal in accordance with the governance documents of Skyworks.
(d)   Chief Executive Officer.   The Chief Executive Officer of Skyworks as of immediately prior to the Effective Time shall be the Chief Executive Officer of Skyworks as of immediately after the Effective Time, which person shall serve until his successor is elected and qualified or until his earlier resignation or removal in accordance with the governance documents of Skyworks.
Section 2.2   Governance of Merger Subs.
(a)   Governing Documents.
(i)   At the Effective Time, subject to Section 7.10, the Certificate of Incorporation of Qorvo and the Bylaws of Qorvo shall be amended and restated to read in their entirety as the Certificate of Incorporation of Merger Sub I and the Bylaws of Merger Sub I, respectively, in each case until thereafter amended in accordance with this Agreement and applicable Law.

(ii)   At the Second Effective Time, subject to Section 7.10, the certificate of formation and the limited liability company agreement of Merger Sub II, each as in effect immediately prior to the Second Effective Time, shall be the certificate of formation and the limited liability company agreement of the Surviving Company, until thereafter amended in accordance with applicable Law.
(b)   Directors, Managers and Officers.
(i)   The directors of Merger Sub I immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately after the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The managers of Merger Sub II serving in such position immediately prior to the Second Effective Time shall become, as of the Second Effective Time, the managers of the Surviving Company after the consummation of the Second Merger, to hold office until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
(ii)   The officers of Merger Sub I immediately prior to the Effective Time shall be the officers of the Surviving Corporation immediately after the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be. The officers of Merger Sub II serving in such positions immediately prior to the Second Effective Time shall become, as of the Second Effective Time, the officers of the Surviving Company after the consummation of the Second Merger, to hold office until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
ARTICLE III
EFFECT OF THE MERGERS ON THE CAPITAL STOCK;
EXCHANGE OF CERTIFICATES
Section 3.1   Effect on Capital Stock.
(a)   Effect of the First Merger.   As of the Effective Time, by virtue of the First Merger and without any action on the part of Skyworks, Qorvo, Merger Subs or any stockholder of Qorvo:
(i)   Any shares of Qorvo Common Stock held, directly or indirectly, by any wholly owned Subsidiary of Qorvo immediately prior to the Effective Time shall be unaffected by the First Merger and shall remain outstanding as an equal number of shares of common stock of the Surviving Corporation;
(ii)   Any shares of Qorvo Common Stock held by Qorvo (or held in Qorvo’s treasury) or held, directly or indirectly, by Skyworks, Merger Sub I, Merger Sub II or any other wholly owned Subsidiary of Skyworks immediately prior to the Effective Time shall be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;
(iii)   Except as provided in Sections 3.1(a)(i) and 3.1(a)(ii), and subject to Sections 3.3 and 3.4, each share of Qorvo Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive (A) 0.960 (the “Exchange Ratio”) shares of Skyworks Common Stock, together with cash in lieu of fractional shares of Skyworks Common Stock as specified below, without interest, and (B) $32.50 in cash, without interest (the “Per Share Cash Amount”) ((A) and (B), collectively, the “Merger Consideration”); and
(iv)   Each share of Merger Sub I Common Stock outstanding immediately prior to the Effective Time will be converted into one share of Surviving Corporation Common Stock.
(b)   Effect of the Second Merger.   At the Second Effective Time, by virtue of the Second Merger and without any further action on the part of any party: (1) each limited liability company interest of Merger Sub II issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as a limited liability company interest of the Surviving Company; and (2) all shares of common stock of the Surviving Corporation shall no longer be outstanding and shall automatically be cancelled and shall cease to exist without any consideration being payable therefor.
(c)   Closing of Qorvo’s Transfer Books.   At the Effective Time: (i) except for shares of Qorvo Common Stock that continue to be held by a Subsidiary of the Surviving Corporation following the Effective Time in accordance with Section 3.1(a)(i), all shares of Qorvo Common Stock outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and all holders of certificates representing shares of Qorvo Common Stock outstanding immediately prior to the Effective Time (each such certificate, a “Qorvo Stock Certificate”) or uncertificated shares of Qorvo Common Stock represented by book-entry positions (each such share, an “Uncertificated Qorvo Share”) shall cease to have any rights as stockholders of Qorvo; and (ii) the stock transfer books of Qorvo shall be closed with respect to all shares of Qorvo Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Qorvo Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid Qorvo Stock Certificate or Uncertificated Qorvo Share is presented to the Exchange Agent (as defined below) or to the Surviving Corporation, the Surviving Company or Skyworks, such Qorvo Stock Certificate or Uncertificated Qorvo Share shall be cancelled and shall be exchanged as provided in Section 3.3.
(d)   Dissenting Shares.
(i)   Notwithstanding anything to the contrary contained in this Agreement, shares of Qorvo Common Stock held by a holder who has made a proper demand for appraisal of such shares of Qorvo Common Stock in accordance with Section 262 of the DGCL and who has otherwise complied with all applicable provisions of Section 262 of the DGCL (any such shares being referred to as “Dissenting Shares” until such time as such holder fails to perfect, validly withdraws its demand for, or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive Merger Consideration in accordance with Section 3.1(a)(iii), but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares.
(ii)   If any Dissenting Shares lose their status as such (through failure to perfect or otherwise), then, effective as of the later of the Effective Time and the date of loss of such status, such shares will be deemed automatically to have been converted into, and shall represent only, the right to receive Merger Consideration in accordance with Section 3.1(a)(iii), without interest thereon, upon surrender of the Qorvo Stock Certificate representing such shares or, if such shares are Uncertificated Qorvo Shares, upon compliance with the procedures established by the Exchange Agent for the transfer of such Uncertificated Qorvo Shares, in each case in accordance with Section 3.3.
(iii)   Qorvo shall give Skyworks: (A) prompt notice of any demand for appraisal received by Qorvo prior to the Effective Time pursuant to the DGCL, any withdrawal of any such demand and any other demand, notice or instrument delivered to Qorvo prior to the Effective Time pursuant to the DGCL and relating to any demand for appraisal; and (B) the opportunity to participate in (but not direct) all negotiations and proceedings with respect to any such demand, notice or instrument relating to any demand for appraisal. Qorvo shall not make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument unless Skyworks has given its prior written consent (not to be unreasonably withheld, conditioned or delayed) to such payment or settlement offer.
Section 3.2   Treatment of Qorvo Equity Awards and Equity Plans.
(a)   Qorvo RSU Awards.
(i)   At the Effective Time, each Qorvo RSU Award that is (A) vested but not yet settled as of immediately prior to the Effective Time, (B) by its terms becomes vested in all respects as a result of the occurrence of the Closing or (C) is held by a non-employee member of the Qorvo Board as of immediately prior to the Effective Time (collectively, the “Accelerated Qorvo RSUs”), shall be cancelled in consideration for the right to receive (1) the Merger Consideration in respect of each share of Qorvo Common Stock that was subject to such Accelerated Qorvo RSU immediately prior to the Effective Time and (2) an amount in cash equal to all dividend equivalents, if any, accrued but unpaid as of the Effective Time with respect to each such Accelerated Qorvo RSU (collectively, the “Accelerated RSU Consideration”). The number of shares of Qorvo Common Stock subject to any Accelerated Qorvo RSUs that remains subject to performance-based vesting conditions as of immediately prior to the Closing Date (i.e., any Qorvo RSU Award for which the level of performance vesting has not yet been determined) shall be determined by assuming, in respect of such Qorvo RSU Award, achievement at target performance (except that such number for each holder with an individual agreement as set forth on Section 7.9(h) of the Qorvo Disclosure Schedule (each, an “Individual Agreement”) shall be determined by assuming achievement at the greater of (I) target performance and (II) actual performance as of immediately prior to the Effective Time as determined in good faith by the Compensation Committee of the Qorvo Board).
(ii)   At the Effective Time, each Qorvo RSU Award that is outstanding immediately prior to the Effective Time, other than an Accelerated Qorvo RSU, without any action on the part of Skyworks, Qorvo or the holder thereof, shall be assumed by Skyworks and converted automatically into and become a restricted stock unit award covering shares of Skyworks Common Stock (each, an “Adjusted RSU Award”), on the same terms and conditions as were applicable under the Qorvo RSU Award as of immediately prior to the Effective Time (except as set forth in this Section 3.2(a)(ii) and other than performance-based vesting conditions, which shall not apply following the Effective Time, with dividend equivalents continuing to accrue in respect of such Adjusted RSU Awards and with all accrued dividend equivalents (whether accrued prior to, at or after the Effective Time) paid at the time that such Adjusted RSU Award is settled), except that the number of shares of Skyworks Common Stock subject to the Adjusted RSU Award as of the Effective Time will be determined by multiplying (A) the number of shares of Qorvo Common Stock subject to the corresponding Qorvo RSU Award immediately prior to the Effective Time by (B) the Conversion Ratio, with any fractional shares in the resulting product rounded to the nearest whole share. The number of shares of Qorvo Common Stock subject to any Qorvo RSU Award that remains subject to performance-based vesting conditions as of immediately prior to the Closing Date, including any accrued but unpaid dividend equivalents thereon (i.e., any Qorvo RSU Award for which the level of performance vesting has not yet been determined), shall be determined by assuming, in respect of such Qorvo RSU Award, achievement at target performance (except that such number for each holder with an Individual Agreement shall be determined by assuming achievement at the greater of (1) target performance and (2) actual performance as of immediately prior to the Effective Time as determined in good faith by the Compensation Committee of the Qorvo Board). In the event of a termination of employment of any holder of an Adjusted RSU Award by Skyworks, the Surviving Company or one of their Affiliates without “cause” or by such holder with “good reason” (as defined in the applicable Qorvo Stock Plan or award agreement), in each case within the eighteen (18)-month period following the Closing Date, any such Adjusted RSU Award(s) held by such holder shall accelerate and vest in full. For the avoidance of doubt, any unpaid dividend equivalents accrued in respect of an Adjusted RSU Award shall be paid at such time as the Adjusted RSU Award vests and settles.
(b)   Qorvo ESPP.   Qorvo shall take the necessary actions with respect to the Qorvo ESPP so that: (i) any Offering Period or Purchase Period (as such terms are defined in the Qorvo ESPP) in effect as of the last payroll date occurring prior to the Closing shall be shortened by setting a new “Exercise Date” (within the meaning of the Qorvo ESPP) in respect of such Offering Period or Purchase Period, as applicable, that is no later than such payroll date (after crediting contributions for such payroll date) (the “Offering Period End Date”) and, on the Offering Period End Date, each outstanding option or purchase right under the Qorvo ESPP shall be exercised; (ii) as of the Offering Period End Date, the Qorvo ESPP shall be suspended, and no offering periods or purchase periods shall be thereafter commenced and no further payroll deductions or other contributions shall be thereafter made or effected with respect to the Qorvo ESPP; and (iii) subject to the consummation of the Mergers, the Qorvo ESPP shall terminate, effective immediately prior to the Effective Time.

(c)   Skyworks shall cause the Surviving Company to pay through the payroll system of the Surviving Company (to the extent applicable) the Accelerated RSU Consideration to each holder of a Accelerated Qorvo RSU, less any required withholding Taxes and without interest, within seven (7) Business Days following the Effective Time; provided that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, such payments shall be made on the earliest date that payment would not trigger such Tax or penalty. The aggregate amount required to be withheld in respect of Taxes in respect of the Accelerated RSU Consideration shall be applied first to reduce the aggregate Merger Consideration payable in shares of Skyworks Common Stock and then, only if and to the extent that such withholding amount exceeds such stock portion, to reduce the portion of the Merger Consideration that is payable in cash (if any). The number of shares of Skyworks Common Stock to be withheld shall be determined based on the closing price of a share of Skyworks Common Stock on the date of payment of such Accelerated RSU Consideration.
(d)   Prior to the Effective Time, the Qorvo Board (or, if applicable, any appropriate committee thereof) shall take, or cause to be taken, all reasonably necessary and appropriate action under the Qorvo Stock Plans (and the underlying grant, award or similar agreements) and Qorvo ESPP, including adopting resolutions providing for the treatment of the Qorvo RSU Awards and Qorvo ESPP as contemplated by this Section 3.2, to carry out the treatment of Qorvo RSU Awards and Qorvo ESPP contemplated by this Section 3.2.
Section 3.3   Exchange of Shares and Certificates.
(a)   Exchange Agent.   Prior to the Effective Time, Skyworks shall designate an exchange agent (the “Exchange Agent”) for the purpose of exchanging, in accordance with this Article III, Certificates and Book-Entry Shares (each, as defined below) for the Merger Consideration. In addition, at or prior to the Effective Time, Skyworks shall deposit or cause to be deposited with the Exchange Agent for the benefit of the holders of shares of Qorvo Common Stock (i) cash and (ii) evidence of shares of Skyworks Common Stock, in amounts sufficient to deliver the Merger Consideration (such cash and shares, together with any dividends or distributions with respect thereto, hereinafter, the “Exchange Fund”). The Exchange Agent shall deliver the Merger Consideration to be issued pursuant to Section 3.1 out of the Exchange Fund.
(b)   Exchange Procedures.   As soon as reasonably practicable after the Closing, the Exchange Agent shall mail to each holder of record of a certificate (a “Certificate”) or book-entry share (a “Book-Entry Share”) that immediately prior to the Effective Time represented outstanding shares of Qorvo Common Stock whose shares were converted into the right to receive the applicable Merger Consideration, as applicable: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates or Book-Entry Shares to the Exchange Agent, and which shall be in such form and have such other provisions as determined by Skyworks); and (ii) instructions for use in effecting the surrender of the Certificates and Book-Entry Shares in exchange for the applicable Merger Consideration. Upon surrender of a Certificate or Book-Entry Share, as applicable, for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Skyworks, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor that amount of Merger Consideration that such holder has the right to receive pursuant to the provisions of this Article III, and the Certificate or Book-Entry Share so surrendered shall forthwith be cancelled. If any portion of the applicable Merger Consideration is to be registered in the name of a person other than the person in whose name the applicable surrendered Certificate or Book-Entry Share is registered, it shall be a condition to the registration of such Merger Consideration that the surrendered Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such delivery of the Merger Consideration shall pay to the Exchange Agent any transfer or other taxes required by reason of such registration in the name of a person other than the registered holder of such Certificate or Book-Entry Share or establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.3, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration. No interest shall be paid or shall accrue for the benefit of holders of Certificates or Book-Entry Shares on the applicable Merger Consideration payable upon the surrender of Certificates or Book-Entry Shares.
(c)   Distributions with Respect to Unexchanged Shares.   No dividends or other distributions with respect to Skyworks Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate or Book-Entry Share with respect to any shares of Skyworks Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 3.3(e), in each case until the surrender of such Certificate or Book-Entry Share in accordance with this Article III. Subject to the effect of applicable Laws, following surrender of any such Certificate or Book-Entry Share, there shall be paid to the holder of shares of Skyworks Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, (A) the amount of any cash payable in lieu of a fractional share of Skyworks Common Stock to which such holder is entitled pursuant to Section 3.3(e) and (B) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Skyworks Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of Skyworks Common Stock.
(d)   No Further Ownership Rights in Qorvo Common Stock.   All Merger Consideration issued upon the surrender for exchange of Certificates or Book-Entry Shares in accordance with the terms of this Article III shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of Qorvo Common Stock theretofore represented by such Certificates or Book-Entry Shares, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation (or any register of members or similar of the Surviving Company) of the shares of Qorvo Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to Skyworks or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this Article III, except as otherwise provided by law.
(e)   Fractional Shares.
(i)   No certificates representing fractional shares of Skyworks Common Stock shall be issued upon the surrender for exchange of Certificates or Book-Entry Shares, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Skyworks.
(ii)   Notwithstanding any other provision of this Agreement, each holder of shares of Qorvo Common Stock converted pursuant to the First Merger who would otherwise have been entitled to receive a fraction of a share of Skyworks Common Stock (after taking into account all Certificates and Book-Entry Shares delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fraction as determined below. As promptly as practicable following the Effective Time, the Exchange Agent shall determine the excess of (A) the number of full shares of Skyworks Common Stock delivered to the Exchange Agent by Skyworks for issuance to holders of Certificates or Book-Entry Shares over (B) the aggregate number of full shares of Skyworks Common Stock to be distributed to holders of Certificates or Book-Entry Shares (such excess being herein referred to as the “Excess Shares”). As soon as practicable after the Effective Time, the Exchange Agent, as agent for such holders of Certificates or Book-Entry Shares, shall sell the Excess Shares at then prevailing prices on The Nasdaq Stock Market LLC (“Nasdaq”), all in the manner provided herein.
(iii)   The sale of the Excess Shares by the Exchange Agent shall be executed on Nasdaq and shall be executed in round lots to the extent practicable. Until the net proceeds of any such sale or sales have been distributed to the holders of Certificates or Book-Entry Shares, the Exchange Agent shall hold such proceeds in trust for such holders. The net proceeds of any such sale or sales of Excess Shares to be distributed to the holders of Certificates or Book-Entry Shares shall be reduced by any and all commissions, transfer taxes and other out-of-pocket transaction costs, as well as any expenses, of the Exchange Agent incurred in connection with such sale or sales. The Exchange Agent shall determine the portion of such net proceeds to which each holder of

Certificates or Book-Entry Shares shall be entitled, if any, by multiplying the amount of the aggregate net proceeds by a fraction, the numerator of which is the amount of the fractional share interest to which such holder of Certificates or Book-Entry Shares is entitled (after taking into account all Certificates and Book-Entry Shares then held by such holder) and the denominator of which is the aggregate amount of fractional share interests to which all holders of Certificates or Book-Entry Shares are entitled. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Certificates or Book-Entry Shares with respect to any fractional share interests, the Exchange Agent shall promptly pay such amounts to such holders subject to and in accordance with this Section 3.3(e).
(f)   Return of Merger Consideration.   Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 3.3(a) that remains undistributed to the holders of the Certificates or Book-Entry Shares for one year after the Effective Time shall be delivered to Skyworks, upon demand, and any holders of the Certificates or Book-Entry Shares who have not theretofore complied with this Article III shall thereafter be entitled to look only to Skyworks for payment of their claim for any Merger Consideration (including any cash in lieu of fractional shares of Skyworks Common Stock) and any dividends or distributions with respect to Skyworks Common Stock.
(g)   No Liability.   None of Skyworks, Qorvo, Merger Sub I, Merger Sub II, the Surviving Corporation, the Surviving Company or the Exchange Agent shall be liable to any person in respect of any portion of the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificate or Book-Entry Share has not been surrendered prior to seven years after the Effective Time, or immediately prior to such earlier date on which any Merger Consideration (including any cash in lieu of fractional shares of Skyworks Common Stock) or any dividends or distributions with respect to Skyworks Common Stock in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Body, any such shares, cash, dividends or distributions in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of Skyworks, free and clear of all claims or interests of any person previously entitled thereto.
(h)   Investment of Merger Consideration.   The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Skyworks; provided, that no losses on such investments shall affect the cash payable to former holders of shares of Qorvo Common Stock pursuant to this Article III. Any interest and other income resulting from such investments shall be paid to Skyworks.
(i)   Withholding Rights.   Each of Skyworks, Qorvo, Merger Sub I, Merger Sub II, the Surviving Corporation, the Surviving Company and the Exchange Agent, and their respective agents, as applicable, shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any other applicable Law. To the extent that amounts are so withheld or paid over to or deposited with the relevant Governmental Body, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.
(j)   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Skyworks or the Exchange Agent, the posting by such person of a bond in such reasonable amount as Skyworks or the Exchange Agent, as applicable, may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration with respect to the shares of Qorvo Common Stock formerly represented thereby, any cash in lieu of fractional shares of Skyworks Common Stock, and unpaid dividends and distributions on shares of Skyworks Common Stock deliverable in respect thereof, pursuant to this Agreement.
Section 3.4   Certain Adjustments.   If between the date of this Agreement and the Effective Time, the outstanding shares of Skyworks Common Stock or Qorvo Common Stock are changed into a different number of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares, dividend payable in stock or other securities or other similar transaction, the Exchange Ratio and, only in the event of any such reclassification, recapitalization, split-up, combination, exchange, dividend or similar transaction with respect to Qorvo Common Stock, the Per Share Cash Amount, and related provisions shall be appropriately adjusted to provide to the holders of Qorvo Common Stock or Qorvo RSU Awards the same economic effect as contemplated by this Agreement prior to such reclassification, recapitalization, split-up, combination, exchange, dividend or other similar transaction. Nothing in this Section 3.4 shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
Section 3.5   Further Assurances.   At and after the Effective Time, the officers and directors or managers, as applicable, of Skyworks, the Surviving Corporation or the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of Skyworks or Qorvo, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf thereof, any other actions and things necessary to vest, perfect or confirm of record or otherwise in Skyworks or the Surviving Company, as applicable, any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by Skyworks or the Surviving Company, as applicable, as a result of, or in connection with, the Mergers.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF QORVO
Except as set forth in (i) the reports, schedules, forms, statements and other documents (including exhibits and all information incorporated by reference) filed by Qorvo and the Qorvo Subsidiaries with the U.S. Securities and Exchange Commission (the “SEC”) since May 18, 2023 (the “Qorvo SEC Report Date”), and prior to the Agreement Date (but without giving effect to any amendment to any such document filed on or after the Agreement Date) and which are publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval System, other than any information that is predictive or forward looking in nature or information contained under the captions “Risk Factors” or “Forward-Looking Statements” (or similar) (each, an “Available Qorvo SEC Document”) (it being understood that this clause (i) shall not be applicable to Section 4.2) or (ii) the Qorvo Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein; provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement if the disclosure in respect of the particular section is sufficient on its face without further inquiry reasonably to inform Skyworks of the information required to be disclosed in respect of such other sections) delivered by Qorvo to Skyworks on the Agreement Date (the “Qorvo Disclosure Schedule”), Qorvo hereby represents and warrants to Skyworks as follows:
Section 4.1   Organization.
(a)   Each of Qorvo and the Subsidiaries of Qorvo (the “Qorvo Subsidiaries”) is duly organized, validly existing and, where applicable as a legal concept, in good standing under the laws of its jurisdiction of organization. Except as would not reasonably be expected to have a Material Adverse Effect on Qorvo, each of Qorvo and the Qorvo Subsidiaries is duly qualified and/or licensed to do business as a foreign corporation, limited liability company or limited partnership, and, where applicable as a legal concept, is in good standing in each jurisdiction in which the nature of the business conducted by it or the leasing of properties makes such qualification or licensing necessary.
(b)   Each of Qorvo and the Qorvo Subsidiaries has all requisite power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals (collectively, “Permits”) and has made all filings required under applicable Law necessary to enable it to own, operate and lease its properties and to carry on its business as now conducted, in each case except for such Permits or filings, the lack of which would not reasonably be expected to have a Material Adverse Effect on Qorvo. Since January 1, 2022, neither Qorvo nor any of the Qorvo Subsidiaries has received any written notice of any violation of or failure to comply with any material Permit or any actual or possible revocation, withdrawal, suspension, cancellation, termination or material modification of any material Permit, and each such material Permit has been validly issued or obtained and is in full force and effect, except, in each case, as would not reasonably be expected to have a Material Adverse Effect on Qorvo.

(c)   The copies of the Amended and Restated Certificate of Incorporation of Qorvo, as amended (the “Certificate of Incorporation of Qorvo”), and Third Amended and Restated Bylaws of Qorvo (the “Bylaws of Qorvo”) which are filed as exhibits to Qorvo’s Annual Report on Form 10-K for the fiscal year ended March 29, 2025, filed with the SEC on May 19, 2025 (together, the “Qorvo Charter Documents”), are complete and correct copies of such documents and contain all amendments thereto as in effect on the Agreement Date. For each Significant Subsidiary, Qorvo has made available to Skyworks true, correct and complete copies of the articles of incorporation (including any certificates of designation), bylaws or like organizational documents, each as amended to the Agreement Date.
(d)   Neither Qorvo nor any Qorvo Subsidiary is in violation of any of the provisions of the certificate of incorporation or bylaws (or equivalent constituent documents), including all amendments thereto, of such entity.
Section 4.2   Capitalization.
(a)   The authorized capital stock of Qorvo consists of (i) 405,000,000 shares of Qorvo Common Stock and (ii) 5,000,000 shares of Preferred Stock, par value $0.0001 per share (“Qorvo Preferred Stock”). As of the close of business on October 24, 2025 (the “Capitalization Date”): (A) 92,405,537 shares of Qorvo Common Stock were issued and outstanding; (B) 0 shares of Qorvo Preferred Stock were issued or outstanding; (C) 0 shares of Qorvo Common Stock were held by Qorvo in its treasury; (D) there were no outstanding Qorvo Options; (E) 3,718,783 shares of Qorvo Common Stock were subject to issuance pursuant to outstanding Qorvo RSU Awards (with any such Qorvo RSU Awards that are subject to performance measures reflected at maximum); (F) 5,260,726 shares of Qorvo Common Stock were reserved for future issuance under the Qorvo ESPP; and (G) 3,612,040 shares of Qorvo Common Stock were reserved for future issuance under the Qorvo Stock Plans. All of the outstanding shares of Qorvo Common Stock have been duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights. There are no outstanding contractual obligations of Qorvo of any kind to redeem, purchase or otherwise acquire any outstanding shares of capital stock of Qorvo. Other than (x) as set forth in this Section 4.2(a) or (y) for changes since the close of business on the Capitalization Date resulting from the grant (in accordance with this Agreement), exercise or vesting of rights under the Qorvo ESPP or Qorvo RSU Awards outstanding as of the Capitalization Date and in accordance with their terms ((x) and (y), the “Qorvo Capitalization Exceptions”), there are no outstanding bonds, debentures, notes or other indebtedness or securities of Qorvo having the right to vote (or, other than the outstanding Qorvo RSU Awards or rights under the Qorvo ESPP, convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Qorvo may vote. Neither Qorvo nor any Qorvo Subsidiary is a party to any voting agreement with respect to any Qorvo Common Stock.
(b)   Except as set forth in Section 4.2(a), (i) as of the close of business on the Capitalization Date, no shares of capital stock or other voting securities of Qorvo are outstanding, and (ii) except as set forth in the Qorvo Capitalization Exceptions, there are no outstanding securities, options, equity or equity-based compensation, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Qorvo or any of the Qorvo Subsidiaries is a party or by which any of them is bound obligating Qorvo or any of the Qorvo Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of Qorvo or of any of the Qorvo Subsidiaries or obligating Qorvo or any of the Qorvo Subsidiaries to issue, grant, extend or enter into any such security, option, equity or equity-based compensation, warrant, call, right, commitment, agreement, arrangement or undertaking.
Section 4.3   Authorization; No Conflict.
(a)   Qorvo has the requisite corporate power and authority to enter into and deliver this Agreement and all other agreements and documents contemplated hereby to which it is or will be a party and, subject to receipt of the Qorvo Stockholder Approval and assuming the accuracy of the representations and warranties of Skyworks in the last sentence of Section 5.25 (the “Skyworks 203 Rep”), to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including the Transactions. The execution and delivery of this Agreement and all other agreements and documents contemplated hereby to which it is or will be a party by Qorvo, the performance by Qorvo of its obligations hereunder and thereunder and the consummation by Qorvo of the Transactions have been duly authorized by the Qorvo Board. This Agreement has been duly executed and delivered by Qorvo and, assuming due execution and delivery by Skyworks and Merger Subs, constitutes a valid and binding obligation of Qorvo, enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency or similar Laws affecting the enforcement of creditors rights generally, (ii) rules of law governing specific performance, injunctive relief and other equitable remedies, (iii) legal limitations on the enforceability of provisions requiring indemnification against liabilities under securities laws in connection with the offering, sale or issuance of securities ((i) through (iii), the “Enforceability Exceptions”).
(b)   The Qorvo Board, at a meeting duly called and held, duly and unanimously adopted resolutions: (i) approving the execution, delivery and performance of this Agreement and the Transactions; (ii) determining that the terms of the Mergers and the other Transactions are fair to and in the best interests of Qorvo and its stockholders; (iii) recommending that the holders of Qorvo Common Stock adopt this Agreement and approve the Mergers and the Transactions and directed that this Agreement be submitted for adoption by Qorvo’s stockholders at the Qorvo Stockholder Meeting; and (iv) declaring that this Agreement and the Transactions, including the Mergers, are advisable. Such resolutions have not been rescinded or modified in any way. Assuming the accuracy of the Skyworks 203 Rep, except for the Qorvo Stockholder Approval, the approval of the Qorvo Board (which approval has been obtained and not subsequently rescinded or modified in any way as of the Agreement Date) and the filing of the First Certificate of Merger and Second Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate proceedings on the part of Qorvo are necessary to authorize the consummation of the Transactions.
(c)   The execution, delivery and performance of this Agreement by Qorvo, the consummation by Qorvo of the Transactions and the compliance by Qorvo with each of the provisions herein, will not (i) result in a violation or breach of or conflict with the certificate or articles of incorporation or bylaws or other similar organizational documents of Qorvo or any of the Qorvo Subsidiaries, (ii) require any Consent by any Person under, contravene or conflict with or result in a violation or breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or give rise to a right of purchase under, or result in the transfer of any material asset of Qorvo to any Person, or accelerate the performance required by Qorvo under, or result in a right of termination or acceleration under, or result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets owned or operated by Qorvo or any of the Qorvo Subsidiaries pursuant to the terms, conditions or provisions of, any Qorvo Material Contract or Qorvo Real Property Lease to which Qorvo or any Qorvo Subsidiary is a party or by which it is bound, or (iii) assuming the accuracy of the Skyworks 203 Rep, subject to obtaining or making the Consents, orders, registrations, declarations and filings referred to in Section 4.3(d), violate any judgment, ruling, order, writ, injunction, award or decree (“Judgment”) or any Law applicable to Qorvo or any of the Qorvo Subsidiaries or any of their respective properties or assets, except in the case of clauses (ii) or (iii) for such violations, breaches or defaults that, or Consents, orders, registrations, declarations or filings the failure of which to make or obtain, would not reasonably be expected to have a Material Adverse Effect on Qorvo.
(d)   No Consent or order of, or registration, declaration or filing with, any Governmental Body is necessary to be obtained or made by Qorvo or any Qorvo Subsidiary in connection with Qorvo’s execution, delivery and performance of this Agreement or the consummation by Qorvo of the Transactions, except for (i) the filing of the First Certificate of Merger and the Second Certificate of Merger, (ii) compliance with and filings pursuant to the HSR Act and other applicable Antitrust Laws or Investment Screening Laws of any jurisdiction, (iii) compliance with the applicable requirements of the Securities Act and the Exchange Act, including the filing with the SEC of the Proxy Statement/Prospectus and effectiveness of the Registration Statement, (iv) compliance with the rules and regulations of Nasdaq, (v) compliance with the “blue sky” laws of various states, and (vi) any Consent, order, registration, declaration or filing required pursuant to any commercial Contract between Qorvo or any Qorvo Subsidiary, on the one hand, and a Governmental Body, on the other hand, and in each case except where the failure to obtain or take such action would not reasonably be expected to have a Material Adverse Effect on Qorvo.

(e)   Assuming the accuracy of the Skyworks 203 Rep, the only vote of holders of any class or series of capital stock of Qorvo necessary to adopt this Agreement and to approve the Transactions is the adoption of this Agreement by the holders of a majority of the shares of Qorvo Common Stock outstanding and entitled to vote thereon (the “Qorvo Stockholder Approval”).
Section 4.4   Subsidiaries.
(a)   A true, correct and complete list of the Qorvo Subsidiaries and their respective jurisdictions of organization is set forth in Section 4.4(a) of the Qorvo Disclosure Schedule.
(b)   All of the outstanding shares of capital stock or other equity securities of, or other ownership interests in, each Qorvo Subsidiary are, where applicable as a legal concept, duly authorized, validly issued, fully paid and nonassessable, and such shares, securities or interests are owned by Qorvo or by a Qorvo Subsidiary free and clear of any Liens (other than Permitted Liens) or limitations on voting rights, except for de minimis equity interests held by a third party for local regulatory reasons. There are no subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character relating to the issuance, transfer, sales, delivery, voting or redemption (including any rights of conversion or exchange under any outstanding security or other instrument) for any of the capital stock or other equity interests of, or other ownership interests in, any Qorvo Subsidiary. There are no agreements requiring Qorvo or any Qorvo Subsidiary to make contributions to the capital of, or lend or advance funds to, any Qorvo Subsidiary. Except for equity interests in the Qorvo Subsidiaries, Qorvo does not own, directly or indirectly, any material capital stock and/or other ownership interest in any Person. There are no outstanding contractual obligations of any Qorvo Subsidiary to repurchase, redeem or otherwise acquire any of its capital stock or other equity interests.
(c)   Neither Qorvo nor any of the Qorvo Subsidiaries owns any material interest or investments (whether equity or debt), or any material interest or investment convertible into or exchangeable for any such interest or investment, in any corporation, partnership, joint venture, trust or other entity, other than a Qorvo Subsidiary.
(d)   Neither Qorvo nor any of the Qorvo Subsidiaries has agreed or is obligated to, directly or indirectly, make any future investment in or capital contribution or advance to any Person (other than in or to Qorvo or any of the Qorvo Subsidiaries).
(e)   Neither Qorvo nor any of the Qorvo Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among Qorvo and any of the Qorvo Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity, on the other hand, or any “off-balance sheet arrangement” of the type required to be disclosed pursuant to Item 303 of Regulation S-K under the Exchange Act), where the result, purpose, or intended effect of such commitment, joint venture, partnership, Contract or arrangement is to avoid disclosure of any material transaction involving Qorvo or any of the Qorvo Subsidiaries in Qorvo’s or such Qorvo Subsidiary’s financial statements.
Section 4.5   SEC Reports and Financial Statements; No Undisclosed Liabilities.
(a)   Since the Qorvo SEC Report Date, Qorvo has timely filed or furnished with the SEC all forms, reports, schedules, registration statements, definitive proxy statements and other documents (collectively, including all exhibits thereto and any documents filed or furnished during such period by Qorvo to the SEC on a voluntary basis, and including any amendments thereto, the “Qorvo SEC Reports”) required to be filed or furnished by Qorvo with the SEC. As of their respective filing dates, and giving effect to any amendments or supplements thereto filed prior to the Agreement Date, the Qorvo SEC Reports comply in all material respects as to form with the requirements of the Securities Act, the Exchange Act and the respective rules and regulations of the SEC promulgated thereunder applicable to such Qorvo SEC Reports, and none of the Qorvo SEC Reports contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to the accuracy of any financial projections or forward-looking statements or the completeness of any information filed or furnished by Qorvo to the SEC solely for the purposes of complying with Regulation FD promulgated under the Exchange Act. None of the Qorvo Subsidiaries are required to file any forms, reports or other documents with the SEC pursuant to Sections 12 or 15 of the Exchange Act. As of the Agreement Date, there are no outstanding or unresolved written comments from the SEC with respect to the Qorvo SEC Reports. As of the Agreement Date, to the Knowledge of Qorvo, none of the Qorvo SEC Reports filed on or prior to the Agreement Date are the subject of ongoing SEC review.
(b)   Each of the financial statements (including, in each case, any related notes and schedules thereto) of Qorvo contained in the Qorvo SEC Reports (collectively, the “Qorvo Financial Statements”), as of their respective dates of filing with the SEC (or, if such Qorvo SEC Reports were amended prior to the Agreement Date, the date of the filing of such amendment, with respect to the consolidated financial statements that are amended or restated therein), (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in conformity with GAAP (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as otherwise noted therein or to the extent required by GAAP) and (iii) present fairly in all material respects the consolidated financial position and the consolidated results of operations and cash flows of Qorvo and the Qorvo Subsidiaries as of the dates or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end adjustments and except as indicated in the notes to such Qorvo Financial Statements or, in the case of unaudited statements, as permitted by the rules and regulations of the SEC, and except that the unaudited Qorvo Financial Statements may not contain footnotes and are subject to normal year-end adjustments, none of which either individually or in the aggregate will be material in amount).
(c)   Neither Qorvo nor any of the Qorvo Subsidiaries has, since the date of the most recent consolidated balance sheet of Qorvo included in the Qorvo SEC Reports, incurred any liabilities or obligations that would be required to be reflected or reserved against in a consolidated balance sheet of Qorvo and its consolidated Subsidiaries prepared in accordance with GAAP as applied in preparing the condensed consolidated balance sheet of Qorvo and its consolidated Subsidiaries included in Qorvo’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2025, or in the notes thereto (the “Qorvo Balance Sheet”), except for (i) liabilities or obligations disclosed and provided for in the Qorvo Balance Sheet, (ii) liabilities and obligations incurred in the ordinary course of business since the date of the Qorvo Balance Sheet, (iii) liabilities or obligations arising under Contracts to which Qorvo or the Qorvo Subsidiaries are a party (other than due to any breach thereof), (iv) liabilities and obligations incurred in connection with the Mergers or otherwise as contemplated or permitted by this Agreement, (v) liabilities owed by one wholly owned Qorvo Subsidiary to another wholly owned Qorvo Subsidiary or liabilities owed by Qorvo to any wholly owned Qorvo Subsidiary, (vi) liabilities and obligations that would not reasonably be expected to have a Material Adverse Effect on Qorvo, or (vii) liabilities or obligations listed on Section 4.5(c) of the Qorvo Disclosure Schedule.
(d)   Since January 1, 2022, there has been no change in Qorvo’s accounting policies or the methods of making accounting estimates or changes in estimates that are material to the Qorvo Financial Statements, except as described in the Qorvo SEC Reports or except as may be required by any regulatory authority. The reserves reflected in the Qorvo Financial Statements are in accordance with GAAP and have been calculated in a consistent manner.
(e)   With respect to each Annual Report on Form 10-K, each Quarterly Report on Form 10-Q and each amendment of any such report filed prior to the Agreement Date, in each case that are Qorvo SEC Reports, the principal executive officer and principal financial officer of Qorvo (or each former principal executive officer and each former principal financial officer of Qorvo) have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct as of their respective dates (except for such certifications contained in a Qorvo SEC Report that was subsequently amended prior to the Agreement Date).
(f)   Qorvo’s system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) is reasonably sufficient in all material respects to provide reasonable assurance (i) that transactions are executed in accordance with management’s general or specific authorizations, (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States, (iii) that access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Qorvo’s assets that would materially affect Qorvo’s financial statements.
(g)   Qorvo’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (i) all information (both financial and nonfinancial) required to be disclosed by Qorvo in the reports that it files or submits under the Securities Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC, and (ii) all such information is accumulated and communicated to Qorvo’s management or to other individuals responsible for preparing such reports as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of Qorvo required under the Exchange Act with respect to such reports. Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, Qorvo has disclosed, based on its most recent evaluation prior to the Agreement Date, to its outside auditors and the audit committee of its board of directors: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect in any material respect its ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal control over financial reporting.
(h)   Qorvo is in compliance in all material respects with all current listing and corporate governance requirements of Nasdaq, and is in compliance in all material respects with all rules, regulations and requirements of the Sarbanes-Oxley Act. Since the enactment of the Sarbanes-Oxley Act, Qorvo has not made any prohibited loans to any executive officer of Qorvo (as defined in Rule 3b-7 under the Exchange Act) or director of Qorvo. There are no outstanding loans or other extensions of credit made by Qorvo to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Qorvo.
Section 4.6   Absence of Certain Changes.
(a)   Since the date of the Qorvo Balance Sheet through the Agreement Date, (i) Qorvo and the Qorvo Subsidiaries have conducted their business in the ordinary course of business, and (ii) there has not been any Material Adverse Effect on Qorvo.
(b)   Since the date of the Qorvo Balance Sheet through the Agreement Date, neither Qorvo nor any Qorvo Subsidiary has taken any action that would, if taken after the Agreement Date, be prohibited by Section 6.2 (other than clauses (l), (o), (s) or (v) thereof).
Section 4.7   Litigation.   Except as would not reasonably be expected to have a Material Adverse Effect on Qorvo, as of the date of this Agreement, (a) there are no Legal Proceedings pending or, to the Knowledge of Qorvo, threatened against Qorvo or any of the Qorvo Subsidiaries; (b) there are no Judgments of any Governmental Body or arbitrator outstanding against Qorvo or any of the Qorvo Subsidiaries; and (c) there are no investigations by any Governmental Body pending or, to the Knowledge of Qorvo, threatened against Qorvo or any of the Qorvo Subsidiaries.
Section 4.8   Information Supplied.   Each document required to be filed by Qorvo with the SEC or required to be distributed or otherwise disseminated to Qorvo’s stockholders in connection with the Transactions, including the Proxy Statement/Prospectus and the Registration Statement and any amendments or supplements thereto, when filed, distributed or disseminated, as applicable, will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable. None of the information supplied or to be supplied by Qorvo specifically for inclusion or incorporation by reference in the Proxy Statement/Prospectus and the Registration Statement, will, at the date it is disseminated or, as applicable, first mailed to the holders of Qorvo Common Stock, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation or warranty is made by Qorvo with respect to statements made or incorporated by reference therein based on information supplied by Skyworks in writing specifically for inclusion or incorporation by reference in the Proxy Statement/Prospectus and the Registration Statement.
Section 4.9   Broker’s or Finder’s Fees.   Except for Centerview Partners LLC (the “Qorvo Financial Advisor”), no agent, broker, Person or firm acting on behalf of Qorvo or any Qorvo Subsidiary or under Qorvo’s or any Qorvo Subsidiary’s authority is or will be entitled to any commission or broker’s or finder’s fee or commission in connection with any of the Transactions.
Section 4.10   Employee Plans.
(a)   Section 4.10(a) of the Qorvo Disclosure Schedule sets forth a complete and correct list of each material Qorvo Plan.
(b)   Qorvo has made available to Skyworks or its counsel accurate and complete copies of the Qorvo Stock Plans and Qorvo ESPP and the forms of award agreements and corresponding grant notices evidencing the Qorvo RSU Awards, and other than differences with respect to the number of shares covered thereby, the grant date, the exercise price, regular vesting schedule and expiration date applicable thereto, no award agreement evidencing the Qorvo RSU Awards or corresponding grant notice contains material terms that are in addition to, or inconsistent with, such forms. Qorvo has made available to Skyworks a true, correct and complete schedule setting forth, as of the close of business on the Capitalization Date, each outstanding Qorvo RSU Award and to the extent applicable and permitted under Applicable Law, the employee identification number or other identifier of the holder thereof, the country of residence of the holder thereof, the number of shares of Qorvo Common Stock issuable thereunder (including target and maximum numbers for Qorvo RSU Awards subject to performance-based vesting), the expiration date, the grant date, the vesting schedule (including any vesting acceleration terms), whether or not it is subject to performance-based vesting, the amount vested and outstanding, the amount unvested and outstanding, and the Qorvo Stock Plan pursuant to which the award was made. The Qorvo Stock Plans and the Qorvo ESPP are the only plans or programs Qorvo or any of the Qorvo Subsidiaries has maintained under which stock options, restricted shares, restricted share units, performance shares or other compensatory equity or equity-based awards have been granted and remain outstanding or may be granted. Each grant of Qorvo RSU Awards was made in accordance with the terms of the applicable Qorvo Stock Plan, the rules and regulations of Nasdaq (the “Nasdaq Rules”) and all applicable Laws.
(c)   Qorvo has made available to Skyworks a true, correct and complete copy of: (i) with respect to each Qorvo Plan, each written Qorvo Plan and all amendments thereto and, with respect to any unwritten Qorvo Plan, a written description of the material provisions thereof, and (ii) with respect to each Qorvo Service Provider Benefit Plan, (A) the plan document governing such Qorvo Service Provider Benefit Plan, including all amendments thereto; (B) each current trust agreement, insurance contract or policy, group annuity contract or any other funding arrangement; (C) the most recent Annual Report (Form 5500 Series) including all applicable schedules, if any; (D) the most recent actuarial report, financial report or valuation report; (E) the current ERISA summary plan description and each material modifications thereto, if any, or any written summary provided to participants with respect to any plan for which no ERISA summary plan description is required; (F) the most recent determination letter (or, if applicable, advisory or opinion letter) from the Internal Revenue Service, if any; and (G) all material non-routine correspondence with, or notices given to such Qorvo Service Provider Benefit Plan, Qorvo, or any Qorvo ERISA Affiliate by, the Internal Revenue Service, Department of Labor, Pension Benefit Guarantee Corporation, or other Governmental Body relating to such Qorvo Service Provider Benefit Plan.
(d)   Each Qorvo Service Provider Benefit Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code is the subject of a favorable determination letter (or, if applicable, may rely on a favorable advisory or opinion letter) from the Internal Revenue Service that has not been revoked, and to the Knowledge of Qorvo, no event has occurred and no condition exists that would reasonably be expected to adversely affect the qualified status of any such Qorvo Service Provider Benefit Plan or result in the imposition of any material liability, penalty or tax under ERISA or the Code.
(e)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, (i) each Qorvo Plan has been established, operated, maintained and administered in accordance with its provisions and in compliance with all applicable Laws, including without limitation ERISA and the Code; (ii) all payments and contributions required to be made under the terms of any Qorvo Plan and applicable Law have been timely made or the amount of such payment or contribution obligation has been reflected in the Available Qorvo SEC Documents; (iii) all material reports, returns, notices and similar documents required to be filed with any Governmental Body or distributed to any Qorvo Plan participant have been timely filed or distributed; (iv) none of Qorvo or any Qorvo Subsidiary or, to the Knowledge of Qorvo, any third party, has engaged in any non-exempt “prohibited transaction” (within the meaning of Section 4975 of the Code or Section 406 of ERISA), with respect to any Qorvo Plan that would result in the imposition of any liability to Qorvo or any Qorvo Subsidiary; and (v) there are no pending or, to the Knowledge of Qorvo, threatened suits, actions, disputes, audits, investigations or claims with respect to any Qorvo Plan by or on behalf of any participant in any such Qorvo Plan, or otherwise involving any such Qorvo Plan or the assets of any Qorvo Plan, other than routine claims for benefits.
(f)   No Qorvo Plan provides for a “gross-up,” reimbursement or similar payment in respect of any Taxes that may become payable under Sections 409A or 4999 of the Code.
(g)   Each Qorvo Plan that is subject to Section 409A of the Code has been administered in all material respects in compliance with its terms and the operational and documentary requirements of Section 409A of the Code and all applicable regulatory guidance thereunder.
(h)   No Qorvo Service Provider Benefit Plan is subject to Section 302 or Title IV of ERISA or Section 412 or 4971 of the Code. During the immediately preceding six years, (i) no liability under Section 302 or Title IV of ERISA has been incurred by Qorvo, any Qorvo Subsidiary or any Qorvo ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a risk to Qorvo, any Qorvo Subsidiary or any Qorvo ERISA Affiliate of incurring any such liability; and (ii) no event has occurred and there currently exists no condition or circumstances that would subject Qorvo or any Qorvo Subsidiary to any Controlled Group Liability.
(i)   None of Qorvo, any Qorvo Subsidiary or any Qorvo ERISA Affiliate has, at any time during the preceding six (6) years, contributed to, been obligated to contribute to or had any liability (including any contingent liability) with respect to any Multiemployer Plan or a plan that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063 of ERISA.
(j)   No Qorvo Plan provides health, life or other welfare benefits to current or former employees of Qorvo or any Qorvo Subsidiary after retirement or other termination of employment (other than for continuation coverage required under Section 4980(B) of the Code).
(k)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event): (i) entitle any current or former employee or other individual service provider of Qorvo or any Qorvo Subsidiary to any payment or benefit (or result in the funding of any such payment or benefit) under any Qorvo Plan; (ii) increase the amount of any compensation, equity award or other benefits otherwise payable by Qorvo or any Qorvo Subsidiary under any Qorvo Plan; (iii) result in the acceleration of the time of payment, funding or vesting of any compensation, equity award or other benefits under any Qorvo Plan; or (iv) limit or restrict the right of Qorvo, any Qorvo Subsidiary, the Surviving Corporation, the Surviving Company or Skyworks to merge, amend or terminate any Qorvo Plan.
(l)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, each Foreign Plan (i) has been established, operated, maintained and administered in compliance with its terms and operated in compliance in all applicable Laws; (ii) if required to be registered or approved by a non-U.S. Governmental Body, has been registered or approved and has been maintained in good standing with applicable regulatory authorities, and, to the Knowledge of Qorvo, no event has occurred since the date of the most recent approval or application therefor relating to any such Foreign Plan that would reasonably be expected to adversely affect any such approval or good standing; (iii) that is intended to qualify for special Tax treatment meets all requirements for such treatment; (iv) is fully funded or fully insured on an ongoing and termination or solvency basis (determined using reasonable actuarial assumptions) in compliance with applicable Law; and (v) is not subject to any pending or, to the Knowledge of Qorvo, threatened claims by or on behalf of any participant in any Foreign Plan, or otherwise involving any such Foreign Plan or the assets of any Foreign Plan, other than routine claims for benefits.
(m)   Neither Qorvo nor any Qorvo Subsidiary has ever (i) been an employer in relation to, participated in, or had any liability (whether prospective, contingent or otherwise) to a defined benefit pension scheme, or (ii) in the past six years, been an “associate” of or “connected” with (with the meanings given to them in sections 435 and 249 of the United Kingdom Insolvency Act 1986 respectively) any Person who is or has been an employer in relation to a UK defined benefit pension arrangement. No employee nor former employee of Qorvo or any Qorvo Subsidiary previously transferred to Qorvo or any Qorvo Subsidiary pursuant to the Transfer Regulations and no such employee or former employee prior to such transfer participated in a defined benefit pension scheme that made provision for benefits other than related to old age, invalidity or on death.
Section 4.11   Opinion of Qorvo Financial Advisor.   The Qorvo Board has received from the Qorvo Financial Advisor a written opinion that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by the Qorvo Financial Advisor in preparing its opinion, the Merger Consideration to be paid to the holders of Qorvo Common Stock (other than as set forth therein) pursuant to this Agreement is fair, from a financial point of view, to such holders. A true, correct and complete copy of such opinion was, or immediately after the execution and delivery of this Agreement will be, delivered to Skyworks on a non-reliance basis for informational purposes only. Qorvo has been or will be authorized by the Qorvo Financial Advisor to permit the inclusion of such opinion in the Proxy Statement/Prospectus, subject to the terms and conditions of the Qorvo Financial Advisor’s engagement letter.
Section 4.12   Taxes.
(a)   Each of Qorvo and the Qorvo Subsidiaries has timely filed all material Tax Returns required to be filed by it (taking into account applicable extensions of time within which to file) in the manner prescribed by applicable Law and all such Tax Returns are true, complete and correct in all material respects. None of Qorvo or the Qorvo Subsidiaries are currently the beneficiary of any extension of time within which to file any material Tax Returns.
(b)   All material Taxes of each of Qorvo and the Qorvo Subsidiaries (whether or not shown to be due and payable on any Tax Return) have been timely paid in full and Qorvo and each Qorvo Subsidiary have made, in accordance with GAAP, adequate provision (or adequate provision has been made on their behalf) for all accrued material Taxes not yet due.
(c)   No deficiency for any amount of material Taxes has been proposed or asserted in writing or assessed by any Governmental Body against Qorvo or any of the Qorvo Subsidiaries that remains unpaid.
(d)   There are no Liens on any of the assets, rights or properties of Qorvo or any Qorvo Subsidiary with respect to Taxes, other than Permitted Liens.
(e)   There is no claim, audit, action, suit, proceeding, examination, investigation or other administrative or judicial proceeding ongoing or currently pending or, to the Knowledge of Qorvo, threatened against or with respect to Qorvo or any Qorvo Subsidiary in respect of any material Tax.
(f)   There are no waivers or extension of any statute of limitations currently in effect with respect to material Taxes of any of Qorvo or the Qorvo Subsidiaries other than pursuant to extensions of the due date to file a Tax Return properly obtained in the ordinary course of business.

(g)   No written claim has ever been made by a Governmental Body in a jurisdiction where Qorvo or any Qorvo Subsidiary does not file Tax Returns that Qorvo or any Qorvo Subsidiary is or may be subject to taxation by such jurisdiction.
(h)   All material Taxes required to be withheld or collected by Qorvo or a Qorvo Subsidiary have been withheld and collected and, to the extent required by applicable Law, timely paid to the appropriate Governmental Body.
(i)   Neither Qorvo nor any Qorvo Subsidiary has been a party to a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(j)   Within the last two (2) years, neither Qorvo nor any Qorvo Subsidiary has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355(a) of the Code.
(k)   Neither Qorvo nor any Qorvo Subsidiary will be required to include any material item of income (or exclude any material item of deduction) in any taxable period (or portion thereof) beginning after the Closing Date as a result of (i) a change in or incorrect method of accounting occurring prior to the Closing Date, or (ii) a prepaid amount received (or deferred revenue recognized) or paid, prior to the Closing Date.
(l)   Neither Qorvo nor any Qorvo Subsidiary is a party to or bound by, or has any obligation under, any material Tax sharing agreement, Tax indemnity obligation or similar agreement (other than (i) Contracts entered into with customers in the ordinary course of business, (ii) any agreement or arrangement solely between or among Qorvo and/or any Qorvo Subsidiary), and (iii) any customary Tax gross-up and indemnification provisions in agreements entered into in the ordinary course of business or the principal purpose of which does not relate to Taxes), or any advance pricing agreement, closing agreement or other material agreement relating to Taxes entered into with any Tax authority.
(m)   Neither Qorvo nor any Qorvo Subsidiary (i) is or has been, within the last ten (10) years, a member of any affiliated, combined, consolidated, unitary or similar group for purposes of filing any material Tax Returns or paying any material amount of Taxes, except for any such group of which Qorvo is the common parent or (ii) has any material liability for Taxes of any Person (other than Qorvo or any Qorvo Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar state, local or non-U.S. Laws) or as a transferee or successor.
(n)   None of Qorvo or the Qorvo Subsidiaries has taken or agreed to take any action or believes or has any reason to believe that any conditions exist that could reasonably be expected to prevent or impede the Mergers, taken together, from qualifying for the Intended Tax Treatment.
Section 4.13   Environmental Matters.   Except for such matters that have not resulted in and would not reasonably be expected to result in any liability that is material to Qorvo and the Qorvo Subsidiaries, taken as a whole: (i) Qorvo and the Qorvo Subsidiaries have been and are otherwise in compliance with all applicable Environmental Laws and there are no pending or, to the Knowledge of Qorvo, threatened demands, claims, information requests or notices of noncompliance, violation or liability or potential liability regarding Qorvo or any Qorvo Subsidiary, or any person for whom they may have legal or contractual responsibility, relating to any liability under or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment or any other response, action, or compliance under, any Environmental Law; (ii) to the Knowledge of Qorvo, there are no circumstances that would reasonably be expected to give rise to any violation of or result in any material liability under any Environmental Laws for Qorvo or any Qorvo Subsidiary or any Person for whom they may have legal or contractual responsibility; and (iii) all material permits, notices, approvals and authorizations, if any, required to be obtained or filed in connection with the operation of Qorvo’s and the Qorvo Subsidiaries’ businesses and the operation or use of any real property owned, leased or operated by Qorvo or any Qorvo Subsidiary have been duly obtained or filed, are currently in effect, and Qorvo and the Qorvo Subsidiaries are in material compliance with the terms and conditions of all such material permits, notices, approvals and authorizations, and, to Qorvo’s Knowledge, there are no circumstances that would reasonably be expected to prevent such material compliance in the future.

Section 4.14   Compliance with Laws.
(a)   Qorvo and the Qorvo Subsidiaries (i) as of the date of this Agreement, are, and have at all times since January 1, 2022, been in compliance with all Laws applicable to Qorvo or the Qorvo Subsidiaries or by which any of their respective properties or businesses are bound or any regulation issued under any of the foregoing and (ii) since January 1, 2022, through the date of this Agreement, have not been notified in writing by any Governmental Body of any violation, or any investigation with respect to any such Law, in each case, except for any such violation that is not, and would not reasonably be expected to have a Material Adverse Effect on Qorvo.
(b)   Since April 24, 2019, neither Qorvo nor any of the Qorvo Subsidiaries has taken any action that would constitute a violation of any applicable Sanctions or Customs & Trade Laws.
(c)   Since April 24, 2019, Qorvo and the Qorvo Subsidiaries have maintained policies and procedures designed to ensure compliance by Qorvo and the Qorvo Subsidiaries, and their respective directors, officers, employees, agents, and other Persons acting on behalf of any of them, with applicable Sanctions and Customs & Trade Laws.
(d)   No Action or, to the Knowledge of Qorvo, investigation, inquiry, or enforcement proceeding by or before any Governmental Body involving Qorvo, any of the Qorvo Subsidiaries or, to the Knowledge of Qorvo, their respective directors, officers, employees, or agents, acting on behalf of or for the benefit of Qorvo or any of the Qorvo Subsidiaries (each in their capacity as such), with respect to Sanctions or Customs & Trade Laws is, as of the date of this Agreement, or since April 24, 2019, through the date of this Agreement, has been, pending or, to the Knowledge of Qorvo, threatened in writing.
(e)   Neither Qorvo nor any of the Qorvo Subsidiaries, or any of their respective officers, directors, employees, agents, or other Persons acting on behalf of any of them, since April 24, 2019, has, and is not, engaged in any business activities, transactions, or other dealings, directly or indirectly, with or for the benefit of any Sanctioned Person or Sanctioned Territory.
(f)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, none of Qorvo, any Qorvo Subsidiary or any director, officer, employee, or, to the Knowledge of Qorvo, any agent of Qorvo or any Qorvo Subsidiary has: (i) taken any action, directly or indirectly, that would result in a violation by any such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; the U.K. Bribery Act of 2010 and the rules and regulations thereunder; or any applicable Laws enacted in connection with or arising under the OECD Convention Combating Bribery of Foreign Public Officials in International Business Transactions (the “Anti-Corruption Laws”) or any other anti-bribery/corruption legislation promulgated by any Governmental Body; (ii) made any false, fictitious or misleading entries in the books or records of Qorvo or any Qorvo Subsidiary relating to any illegal payment or secret or unrecorded fund or has maintained, or is maintaining, any illegal secret or unrecorded fund; (iii) directly or indirectly made, given, offered, facilitated, promised or authorized any payment, contribution, gift, entertainment, bribe, rebate, payoff, kickback, financial or other advantage, or anything else of value, regardless of form or amount, to any Person employed by a Governmental Body for the purpose of securing an unlawful advantage, inducing the recipient to violate an official or lawful duty, reward the recipient for an unlawful advantage already given, or for any other improper purpose; (iv) been or is, to the Knowledge of Qorvo, under administrative, civil or criminal investigation, indictment, information, suspension, debarment or audit by any Governmental Body, in connection with alleged or possible violations of any Anti-Corruption Laws; or (v) as of the date of this Agreement, received written notice or inquiry from, or made a voluntary or involuntary disclosure to, the United States Department of Justice, the Securities and Exchange Commission, the UK Serious Fraud Office, or any other Governmental Body or received a whistleblower report or conducted any internal investigation or audit, regarding alleged or possible violations of any Anti-Corruption Laws. In addition, Qorvo and the Qorvo Subsidiaries have in place controls and systems designed to monitor and reasonably ensure compliance with Anti-Corruption Laws.
Section 4.15   Intellectual Property.
(a)   Qorvo or one of the Qorvo Subsidiaries owns all material Qorvo Intellectual Property. Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, (i) each item of Registered Intellectual Property owned by Qorvo (“Qorvo Registered Intellectual Property”) (other than applications for Qorvo Registered Intellectual Property) is subsisting, and to the Knowledge of Qorvo, is valid and enforceable, and (ii) all Qorvo Registered Intellectual Property is free and clear of all Liens other than Permitted Liens.
(b)   No third party has a joint ownership interest in or any exclusive rights that remain in effect in, and no third party has any “pick” right, or other option to acquire ownership or exclusive rights, including temporarily and including any rights of first offer, negotiation or refusal with respect to, any Intellectual Property Right that is Qorvo Intellectual Property, except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole.
(c)   Since January 1, 2022, to the Knowledge of Qorvo, neither the Qorvo Products nor the operations of Qorvo or the Qorvo Subsidiaries have infringed, misappropriated or otherwise violated the Intellectual Property Rights of any Person, except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole. There is no current unresolved Legal Proceeding that has been filed against Qorvo or any Qorvo Subsidiary by, and none of Qorvo or any Qorvo Subsidiary has received written notice from, any third party since January 1, 2022, in which it is alleged or had been alleged, that any Qorvo Product or the operation of the business of Qorvo or any Qorvo Subsidiary infringes, misappropriates, or otherwise violates the Intellectual Property Rights of any third party except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole.
(d)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, in each case in which Qorvo or any Qorvo Subsidiary has engaged or hired a third party for the purpose of developing or creating any Intellectual Property Rights for ownership by any of Qorvo or the Qorvo Subsidiaries, or Qorvo or any Qorvo Subsidiary has acquired or purported to acquire ownership of any Intellectual Property Rights from any Person, in each case, that is material to the conduct of the business of Qorvo and the Qorvo Subsidiaries as currently conducted, Qorvo or such Qorvo Subsidiary, as the case may be, has obtained a valid and enforceable assignment or license sufficient to irrevocably transfer or license all such Intellectual Property Rights to Qorvo or the Qorvo Subsidiaries to the extent allowed under applicable Law.
(e)   Qorvo and the Qorvo Subsidiaries require each employee, individual consultant and individual independent contractor involved in the creation of material Intellectual Property Rights for any of them to execute a proprietary information, confidentiality and invention assignment agreement substantially in the forms provided to Skyworks, and all current and former employees, consultants and independent contractors of Qorvo or any Qorvo Subsidiary that have created Intellectual Property Rights for any of them that is material to the conduct of the business of Qorvo and the Qorvo Subsidiaries as currently conducted have executed such or a substantially similar agreement.
(f)   Section 4.15(f) of the Qorvo Disclosure Schedule contains, as of the Agreement Date (i) a list of all Contracts pursuant to which a third party has licensed or granted a covenant not to sue or immunity from suit or other right to use or register any right to Qorvo or any Qorvo Subsidiary in any material Intellectual Property Rights, other than non-disclosure and confidentiality agreements, Open Source Licenses, and any licenses for commercially available, off-the-shelf Software (including Software used by third parties to provide services through software as a service (SaaS) arrangements) (“Qorvo In-Licenses”); (ii) Contracts where either Qorvo or any Qorvo Subsidiary has commissioned a third party to develop any Intellectual Property Rights that are material to the business of Qorvo or any Qorvo Subsidiary, other than written Contracts with employees or independent contractors entered into in the ordinary course of business to develop Intellectual Property Rights on a work-made-for-hire basis that are substantially in the form of one of Qorvo’s or any Qorvo Subsidiary’s standard forms made available to Skyworks; and (iii) a list of all Contracts pursuant to which both Qorvo or any Qorvo Subsidiary and a third party have licensed or granted substantially portfolio-wide rights in their respective Patents or other Intellectual Property Rights to one another (excluding licenses granted in the ordinary course of business by a customer to Qorvo or any Qorvo Subsidiary with respect to derivative works, improvements or modifications made by such third party to, or any implementations by such third party of, any Qorvo Product or any Technology provided to such third party by Qorvo or any Qorvo Subsidiary) (“Qorvo IP Cross-Licenses”).
(g)   Section 4.15(g) of the Qorvo Disclosure Schedule contains a list of all material Contracts pursuant to which Qorvo or any Qorvo Subsidiary has granted any third party any rights or licenses, or granted a right, immunity or authorization to use or otherwise exploit, other than Qorvo Ordinary Course Licenses, with respect to any Qorvo Intellectual Property, Qorvo Product or any material Technology owned by Qorvo or any Qorvo Subsidiary (the “Qorvo Out-Licenses,” and together with the Qorvo In-Licenses and Qorvo IP Cross-Licenses, the “Qorvo IP Contracts”).
(h)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, the consummation of this Agreement or the Closing of the Transactions will not trigger a contractual obligation to release any material Source Code or other material proprietary Technology, in each case owned by Qorvo or any Qorvo Subsidiary, to any third party.
(i)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, neither Qorvo nor any Qorvo Subsidiary is a party to any Contract which, upon the consummation of this Agreement or the Closing of the Transactions, will result in (or purport to result in) the granting of any new right, license, immunity from suit or covenant not to assert to any third party under or with respect to any Patents owned or controlled by Qorvo or any Qorvo Subsidiary, excluding all Qorvo Ordinary Course Licenses. Neither Qorvo nor any Qorvo Subsidiary is a party to any Contract which, upon the execution of this Agreement or the consummation of the Transactions, will result in (or purport to result in) the granting of any new right, license, immunity from suit or covenant not to assert to any third party under or with respect to any Patents owned or controlled by Skyworks or any Skyworks Subsidiary, other than to the extent such Patent rights are limited to Qorvo Products.
(j)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, neither Qorvo nor any Qorvo Subsidiary has (i) granted, nor is any of them obligated to grant, to any third party, access or rights to any Qorvo or Qorvo Subsidiary owned Source Code in or for any Qorvo Products, (ii) taken any action that rendered any Source Code or Intellectual Property Rights, in each case owned by Qorvo or any Qorvo Subsidiary, subject to any Open Source License that requires Qorvo or any Qorvo Subsidiary to deliver any such Qorvo or Qorvo Subsidiary owned Source Code to any third party, (iii) licensed, distributed or used any Software subject to an Open Source License in material breach of the terms of any Open Source License, or (iv) licensed or granted a third party the right to obtain any Qorvo or Qorvo Subsidiary owned Source Code in any Qorvo Product or in any Technology owned by Qorvo or any Qorvo Subsidiary (including in any such case, any conditional right to access, or under which Qorvo or any Qorvo Subsidiary has established any escrow arrangement for the storage and conditional release of any Source Code, but excluding any licenses or access provided to employees, contractors, consultants and other vendors for purposes of providing services to Qorvo or any Qorvo Subsidiaries that are subject to confidentiality and non-use obligations).
(k)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, to the Knowledge of Qorvo (solely with respect to any third party Intellectual Property Rights), no Qorvo Product sold or distributed by Qorvo or any Qorvo Subsidiary since January 1, 2022, contained at the time of such sale or distribution any undisclosed or unintended disabling codes or instructions, “time bombs,” “Trojan horses,” “back doors,” “trap doors,” “worms,” viruses, bugs, faults or other software routines or hardware components that are intended to (i) enable or assist any person to access without authorization or disable or erase the Qorvo Products, or (ii) otherwise significantly adversely affect the functionality of the Qorvo Products.
(l)   Except as set forth in Section 4.15(l) of the Qorvo Disclosure Schedule, no funding, facilities or resources of any government, university, college, other educational institution, or multi-national, bi-national or international non-profit organization or research center were used in the development of any material Qorvo Products or material Qorvo Intellectual Property.

(m)   Since January 1, 2020, Qorvo has marked all Government Contract documents and other documents submitted to a Governmental Body with notices and proprietary markings prior to or at the time of submission if such documents include Qorvo’s trade secrets and are entitled to such notices and proprietary markings. Qorvo has not delivered any material Qorvo Intellectual Property to any Governmental Body or higher-tier contractors in performance of any Government Contract (other than third-party computer software) and no Governmental Body has the right to order Qorvo to deliver any material Qorvo Intellectual Property to any Governmental Body.
(n)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, (i) there are no orders issued by any Governmental Body to Qorvo or any Qorvo Subsidiary or orders issued to Qorvo or any Qorvo Subsidiary as a result of any Legal Proceeding involving Qorvo or any Qorvo Subsidiary, requiring Qorvo or any Qorvo Subsidiary to grant any license, immunity or other right under any Qorvo Intellectual Property, including on RAND or FRAND terms; (ii) Qorvo and the Qorvo Subsidiaries are compliant in all material respects with their contractual commitments with respect to the rules, requirements, and other obligations set forth by the Qorvo SSOs (including any pricing requirements or outbound licensing obligations); and (iii) since January 1, 2022, neither Qorvo nor any of the Qorvo Subsidiaries have received any written notice from any third party that Qorvo’s or any of the Qorvo Subsidiaries’ outbound licensing programs are non-compliant with such rules, requirements, and other obligations.
(o)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, Qorvo is in compliance with (i) its publicly posted privacy policies; and (ii) the applicable Privacy Laws relating to Personal Data collected, used, or held for use by Qorvo or the Qorvo Subsidiaries.
(p)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, Qorvo has commercially reasonable security measures in place designed to protect trade secrets and Personal Data it receives from unauthorized access, use, modification, disclosure or other misuse.
(q)   To the Knowledge of Qorvo, since January 1, 2022, there has been no material unauthorized access to or loss, theft or misuse of Personal Data held or controlled by Qorvo or the Qorvo Subsidiaries.
(r)   To the Knowledge of Qorvo, since January 1, 2022, Qorvo has not been under investigation by any state, federal, or foreign jurisdiction regarding its access, use and disclosure of Personal Data.
(s)   Since January 1, 2022, Qorvo has not received any written claim, complaint, inquiry, or notice from any governmental, regulatory, or self-regulatory authority with respect to Qorvo’s collection, processing, use, storage, security or disclosure of Personal Data, alleging that any of these activities are a material violation of any Privacy Law.
Section 4.16   Employment Matters.
(a)   Neither Qorvo nor any Qorvo Subsidiary is a party to or otherwise bound by any collective bargaining agreement, contract or other labor-related agreement or arrangement with a labor or trade union, labor organization, works council or similar employee representative body (collectively, “Collective Bargaining Agreement”), nor is any Collective Bargaining Agreement presently being negotiated, nor, to the Knowledge of Qorvo, are there any Qorvo Service Providers represented by a labor or trade union, labor organization, works council or similar employee representative body. To the Knowledge of Qorvo, there are no, and since January 1, 2022, there have been no, organizing activities, requests for recognition, representation campaigns, certification proceedings or petitions seeking a representation proceeding pending or threatened by or with respect to any of the Qorvo Service Providers. There has not since January 1, 2022, been, and there is not currently, any pending or, to the Knowledge of Qorvo, threatened unfair labor practice charge, material labor grievance, material labor arbitration, labor strike, walkout, work stoppage, picketing, handbilling, slow-down, lockout or other material labor dispute against or affecting Qorvo or any of the Qorvo Subsidiaries. Qorvo and the Qorvo Subsidiaries have satisfied any pre-signing notice, information, consent, or consultation obligations, and other similar requirements in respect of any applicable Collective Bargaining Agreement, or in accordance with applicable Law, to any labor or trade union, works council, labor organization or similar employee representative that may be triggered by this Agreement or the Transactions.
(b)   Qorvo and its Subsidiaries are and, since January 1, 2022, have been in compliance with all applicable Laws relating to labor and employment practices, including all Laws relating to wages and hours, classification (including employee-independent contractor classification and the proper classification of employees as exempt employees and nonexempt employees under the Fair Labor Standards Act and similar state and local Laws), holiday pay and the calculation of holiday pay, equal opportunity, employment harassment, discrimination (including diversity, equity and inclusion) and retaliation, disability rights or benefits, maternity benefits, accessibility, pay equity, workers’ compensation, affirmative action, COVID-19, collective bargaining, workplace health and safety, immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas), whistleblowing, plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar Laws (“WARN Act”)), employee trainings and notices, labor relations, employee leave issues, automated employment decision tools and other artificial intelligence, unemployment insurance and the payment of social security, in each case, except for any such non-compliance that is not, and would not reasonably be expected to have a Material Adverse Effect on Qorvo. There are, and since January 1, 2022, there have been, no material Legal Proceedings pending or, to the Knowledge of Qorvo, threatened against Qorvo or its Subsidiaries with respect to or by any current or former employee or individual independent contractor of Qorvo or its Subsidiaries.
(c)   To the Knowledge of Qorvo, no employee of Qorvo or any Qorvo Subsidiary at the level of Vice President or above has materially breached any fiduciary duty or nondisclosure obligation to, non-competition agreement with or other restrictive covenant with: (i) any of Qorvo or its Subsidiaries or (ii) a former employer of any such individual relating to (A) the right of any such individual to be employed or engaged by Qorvo or its Subsidiaries or (B) the use or disclosure of confidential information in connection with such individual’s employment with Qorvo or its Subsidiaries.
(d)   Neither Qorvo nor any Qorvo Subsidiary is party to a settlement agreement with any Person that involves allegations relating to sexual harassment, sexual misconduct, discrimination or any other type of similar unlawful misconduct by either (i) an officer of Qorvo or any Qorvo Subsidiary or (ii) an employee of Qorvo or any Qorvo Subsidiary at the level of Vice President or above, in each case, in their capacity as such. To the Knowledge of Qorvo, since January 1, 2022, no allegations of sexual harassment, sexual misconduct, discrimination or any other type of similar unlawful misconduct have been made against any (i) officer of Qorvo or any Qorvo Subsidiary or (ii) employee of Qorvo or any Qorvo Subsidiary at a level of Vice President or above, in each case, in their capacity as such.
Section 4.17   Insurance.   Qorvo and the Qorvo Subsidiaries maintain insurance coverage adequate and customary in the industry for the operation of their respective businesses (taking into account the cost and availability of such insurance). Except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole, (i) all material insurance policies of Qorvo and the Qorvo Subsidiaries are in full force and effect, (ii) since January 1, 2022, no written notice of default or termination has been received by Qorvo or any of its Subsidiaries in respect thereof, and (iii) all premiums due thereon have been paid as of the Agreement Date.
Section 4.18   Qorvo Material Contracts.
(a)   Section 4.18 of the Qorvo Disclosure Schedule identifies, as of the date of this Agreement, each of the following Contracts to which Qorvo or any of the Qorvo Subsidiaries is a party or by which any of them is bound (other than (i) the Qorvo Real Property Leases, (ii) Qorvo Plans and (iii) purchase or sales orders, invoices, scopes of work or similar instruments, each such Contract that is or is required to be set forth in Section 4.18 of the Qorvo Disclosure Schedule, a “Qorvo Material Contract”):
(i)   any Contract that would be required to be filed by Qorvo as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K promulgated by the SEC;

(ii)   any Contract with a related person (as defined in Item 404 of Regulation S-K of the Securities Act);
(iii)   any Qorvo IP Contract;
(iv)   any Contract that grants to any third party any exclusive rights with respect to any Qorvo Intellectual Property that is material to Qorvo and the Qorvo Subsidiaries, taken as a whole;
(v)   any Contract (A) relating to the acquisition, disposition, or sale of properties or assets (by merger, purchase or sale of stock or assets or otherwise), (B) that is or creates a partnership or joint venture with any other Person or that relates to the formation, operation, management or control of any such partnership or joint venture or (C) under which Qorvo or any Qorvo Subsidiary has, directly or indirectly, made any capital contribution to, or any other investment in, any Person (other than Qorvo or any Qorvo Subsidiary, and other than investments in marketable securities or advances to Qorvo Service Providers in the ordinary course of business), in each case that is material to Qorvo and the Qorvo Subsidiaries taken as a whole, in each case that are either (x) pending or (y) consummated and pursuant to which either party has material ongoing obligations;
(vi)   any Contract (A) relating to Indebtedness, whether incurred, assumed, guaranteed or secured by any asset, with principal amount in excess of $50,000,000 (other than agreements solely among Qorvo and any Qorvo Subsidiaries), (B) that grants a Lien (other than a Permitted Lien) on any property or asset of Qorvo or the Qorvo Subsidiaries that is material to Qorvo and the Qorvo Subsidiaries, taken as a whole, (C) that is an interest rate derivative, currency derivative or other hedging contract other than foreign currency cash flow hedges entered into in the ordinary course of business and classified as cash flow hedges for accounting purposes or (D) under which any Person is guaranteeing any liabilities or obligations of Qorvo or any of the Qorvo Subsidiaries;
(vii)   any Contract that contains a right of first refusal, first offer or first negotiation, or, with respect to any asset that would reasonably be expected to be material to Qorvo and the Qorvo Subsidiaries, taken as a whole, that contains a “pick” right or other option to acquire ownership or rights, including temporarily, or a call or put right;
(viii)   any Collective Bargaining Agreement;
(ix)   any Contract that: (A) contains any provisions materially restricting the right of Qorvo or any of the Qorvo Subsidiaries to engage in any line of business, compete or transact in any business or with any Person or in any geographic area; or (B) contains any “most favored nation” or similar provisions in favor of the other party, except in each case for any such Contract that may be cancelled without penalty by Qorvo or any Qorvo Subsidiary upon notice of sixty (60) days or less;
(x)   any Contract pursuant to which Qorvo or any Qorvo Subsidiary made payments or expects to make payments in excess of $15,000,000 in the aggregate during the fiscal years ended March 29, 2025, or March 28, 2026;
(xi)   any Contract pursuant to which Qorvo or any Qorvo Subsidiary received payments or expects to receive payments in excess of $13,000,000 in the aggregate during the fiscal years ended March 29, 2025, or March 28, 2026;
(xii)   any Contract with a Qorvo Significant Customer or a Qorvo Significant Distributor for the purchase or distribution of Qorvo Products or services;
(xiii)   any Contract with a Qorvo Significant Supplier for the purchase of products or services;
(xiv)   any Contract (other than a Contract evidencing any Qorvo RSU Award on the form or forms used by Qorvo in the ordinary course of business and made available to Skyworks) (A) relating to the voting of any security of Qorvo, (B) providing any Person with any preemptive right, right of participation, right of maintenance, registration right or any similar right with respect to any security of Qorvo; or (C) providing Qorvo with any right of first refusal or similar right with respect to, or right to repurchase or redeem, any security of Qorvo, in any such case, for a dollar amount of securities that is material to Qorvo and the Qorvo Subsidiaries taken as a whole; and
(xv)   any Contract evidencing the settlement of a legal proceeding: (A) that materially restricts or imposes any material obligation on Qorvo or any Qorvo Subsidiary or materially disrupts the business of Qorvo or any Qorvo Subsidiary as currently conducted; or (B) that would require Qorvo or any Qorvo Subsidiary to pay consideration valued at more than $10,000,000 in the aggregate after the date of this Agreement.
(b)   Except as would not reasonably be expected to have a Material Adverse Effect on Qorvo: (i) each of the Qorvo Material Contracts is a valid and binding obligation of Qorvo and each Qorvo Subsidiary party thereto, and enforceable against Qorvo and the Qorvo Subsidiaries and, to the Knowledge of Qorvo, each other party thereto in accordance with its terms, and is in full force and effect; (ii) Qorvo or the Qorvo Subsidiaries, on the one hand, and, to the Knowledge of Qorvo, each other party to each Qorvo Material Contract, on the other hand, have performed all material obligations required to be performed by it under such Qorvo Material Contract, and, to the Knowledge of Qorvo, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or would reasonably be expected to, (A) constitute a violation or breach thereof, (B) give any Person the right to accelerate the maturity or performance of any Qorvo Material Contract, or (C) give any Person the right to cancel, terminate or modify any Qorvo Material Contract; and (iii) as of the Agreement Date, neither Qorvo nor any of the Qorvo Subsidiaries has received written notice, or otherwise has Knowledge, (A) that any other party to any Qorvo Material Contract intends to terminate any Qorvo Material Contract, or (B) of any material dispute related to any Qorvo Material Contract.
Section 4.19   Government Contracts.
(a)   Section 4.19(a) of the Qorvo Disclosure Schedule sets forth, as of the Agreement Date, a complete list of each of Qorvo’s active Government Contracts performed directly for the U.S. Government that are material to Qorvo and the Qorvo Subsidiaries taken as a whole, to the extent the disclosure of such information is not prohibited by applicable Law. Qorvo has made available to Skyworks correct and complete copies of all such Government Contracts required to be listed on Section 4.19(a) of the Qorvo Disclosure Schedule, to the extent the disclosure of each such contract, bid or agreement is not prohibited by applicable Law.
(b)   No active Government Contract (or if applicable and to the Knowledge of Qorvo, prime contract under which a Government Contract was awarded or is anticipated to be awarded) is currently the subject of a bid protest proceeding (or subject to a corrective action where the underlying bid protest proceeding has been dismissed in consideration of the corrective action). No Governmental Body, prime contractor or higher-tier subcontractor has notified Qorvo in writing or, to the Knowledge of Qorvo, orally of the intention to cancel or reduce the value of any Government Contract or to seek Qorvo’s agreement to lower rates under any active Government Contract.
(c)   Since January 1, 2019, except as would not reasonably be expected to have a Material Adverse Effect on Qorvo, Qorvo has complied with (i) all material terms and conditions of each Government Contract, including without limitation all clauses, provisions and requirements incorporated expressly by reference or by operation of any applicable Laws or regulations, (ii) each material obligation required to be performed under each Government Contract and (iii) the material requirements of all applicable Laws pertaining to each Government Contract, including without limitation the Federal Acquisition Regulation (the “FAR”), the Defense Federal Acquisition Regulation Supplement (the “DFARS”) and other agency supplements to the FAR, whether incorporated explicitly, by reference or by operation of Law, where and as applicable.
(d)   Except as would not reasonably be expected to have a Material Adverse Effect on Qorvo, all representations, certifications, disclosures and warranties executed, acknowledged or submitted by or on behalf of Qorvo, since January 1, 2019, with respect to any Government Contract were current, accurate and complete in all material respects as of their effective date (the dates on which they were made or deemed made); Qorvo has complied, as applicable, in all material respects with all such representations, certifications, disclosures and warranties, and any obligation to update.
(e)   Except as would not reasonably be expected to have a Material Adverse Effect on Qorvo, since January 1, 2019, (i) no Governmental Body, prime contractor or higher-tier subcontractor under any Government Contract, nor any other Person, has notified Qorvo in writing or, to the Knowledge of Qorvo, orally of any actual or alleged violation or breach of any applicable Law, representation, certification, disclosure obligation, contract term, condition, requirement or specification, or administrative order pertaining to any Government Contract, (ii) Qorvo has not received any notice of termination for default or cause, notice of termination for convenience (in whole or in part), cure notice or show cause notice, default or deficiency notice, letter of concern, or similar notice, stop work order, or non-exercise of an option to extend relating to any Government Contract, (iii) no such notice or order has been threatened, in writing or, to the Knowledge of Qorvo, orally, with respect to any Government Contract and (iv) to the Knowledge of Qorvo, no event, condition, or omission has occurred or exists that would constitute grounds for a notice of termination for default or cause, a cure notice or show cause notice, or a default or deficiency notice with respect to any Government Contract.
(f)   Since January 1, 2019, Qorvo has not received written or, to the Knowledge of Qorvo, oral notice of any claims, setoffs/withholds, contract disputes, or requests for equitable adjustments arising under or relating to any active Government Contract, and no Governmental Body has threatened in writing, or to the Knowledge of Qorvo, orally, to assert a claim against Qorvo for breach of contract or violation of any applicable Laws that would be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole. To the Knowledge of Qorvo, no facts or circumstances exist that would reasonably be expected to result in any material claims or material contract disputes related to any active Government Contract.
(g)   Since January 1, 2019, Qorvo has not taken any action that could reasonably be expected to give rise to: (i) a suit under the federal False Claims Act or similar applicable Law or (ii) a claim for a material price adjustment under the Truthful Cost or Pricing Data Act, FAR Part 31 cost principles, or comparable Law.
(h)   Section 4.19(h) of the Qorvo Disclosure Schedule lists, as of the Agreement Date, to the extent not prohibited by applicable Law or the terms of Qorvo’s active Government Contracts (i) all facility security clearances (“FCLs”) held by Qorvo and the issuing CSA and level of clearance for each FCL, and (ii) the number of Qorvo employees who currently hold personnel security clearances (“PCLs”). To the Knowledge of Qorvo, there are no facts, events, conditions, acts, omissions or other circumstances that would reasonably be expected to give rise to the suspension or termination of any FCL of Qorvo. Qorvo holds the FCLs necessary to conduct the business of Qorvo and perform all active classified Government Contracts.
(i)   Qorvo has not assigned or otherwise conveyed or transferred, or agreed to assign or otherwise convey or transfer, any active Government Contract, or any account receivable or revenue relating thereto to any Person, whether as a security interest or otherwise. Qorvo has not entered into any financing arrangement with respect to any active Government Contract.
(j)   Since January 1, 2020, Qorvo has not received any adverse or negative past performance evaluations, reports, or ratings (including without limitation material weaknesses or material deficiencies noted in any Contractor Performance Assessment Reports, ratings of less than “satisfactory,” findings of default or other failure to perform, or termination or default) in connection with any Government Contract.
(k)   Since January 1, 2019, neither Qorvo nor any of its employees is or has been (i) debarred, suspended, proposed for suspension or debarment, listed as an excluded party on the System for Award Management, or otherwise excluded from participation in the award or performance of any Government Contract for or with any Governmental Body, or is or was, the subject of a finding of non-responsibility or ineligibility for Government Contracts (excluding for this purpose ineligibility to bid on certain contracts due to generally applicable bidding requirements), (ii) subject to any tax delinquencies or felony convictions requiring disclosure under any applicable Law or Government Contract or (iii) under any administrative, civil or criminal investigation or review, or the subject of any information or criminal indictment, lawsuit, subpoena, civil investigative demand, discovery request or administrative proceeding, concerning any actual or alleged violation of any requirement or applicable Law pertaining to a Government Contract, including without limitation any civil False Claims Act or other “whistleblower” or “qui tam” lawsuit.
(l)   Since January 1, 2019, Qorvo has not made any mandatory disclosures to any Governmental Body with respect to credible evidence of a violation of federal criminal law involving the fraud, conflict of interest, bribery or gratuity provisions found in Title 18 of the United States Code, a violation of the civil False Claims Act, or a significant overpayment in connection with the award, performance or closeout of any Government Contract, and to the Knowledge of Qorvo, there are no facts or circumstances that would require such mandatory disclosure. Except as set forth in Section 4.19(l) of the Qorvo Disclosure Schedules, Qorvo has not made a voluntary disclosure to any Governmental Body with respect to any actual or alleged irregularity, misstatement or omission arising under or relating to a Government Contract.
(m)   Except as would not reasonably be expected to have a Material Adverse Effect on Qorvo, (i) since January 1, 2020, Qorvo has not violated any legal, administrative or contractual restriction concerning the employment of or interactions with current or former government officials and (ii) since January 1, 2020, no payment has been made by Qorvo to any Person which is or was contingent upon the award of any Government Contract in violation of any applicable Law.
(n)   Since January 1, 2019, Qorvo has been in material compliance with all applicable requirements related to data security, cybersecurity and physical security systems and procedures under its Government Contracts. Since January 1, 2019, Qorvo has been in compliance in all material respects with applicable requirements specified in the NISPOM and all applicable requirements under each Government Contract relating to the safeguarding of and access to classified information. Since January 1, 2019, neither DCSA nor any other CSA has issued to Qorvo any written adverse findings or determinations relating to Qorvo’s handling of classified or Controlled Unclassified Information (as defined in Executive Order 13556) and, to the Knowledge of Qorvo, there has been no unauthorized disclosure of classified information by any employee of Qorvo.
(o)   Since January 1, 2020, Qorvo has disclosed all Organizational Conflicts of Interest (“OCIs”) when required in connection with any Government Contract. There is no specific work or future business opportunity from which Qorvo is currently limited, prohibited, or otherwise restricted from performing or bidding, due to an OCI as defined in FAR 2.101, contract terms or provisions related to OCIs or an OCI mitigation plan that applies to Qorvo in connection with any Government Contract.
(p)   Since January 1, 2019, (i) Qorvo has not undergone and is not currently undergoing any audit, review, inspection, investigation, survey or examination of records relating to any Government Contract, (ii) Qorvo is not conducting any internal investigation or audit in connection with which Qorvo is using or plans to use any legal counsel, auditor, accountant or investigator, (iii) Qorvo has not received written notice of any investigation or review relating to any Government Contract, (iv) no audit, review, inspection, investigation, survey or examination of records relating to any Government Contract has been threatened in writing and (v) Qorvo has not received any written notice or otherwise become aware that any audit, review, inspection, investigation, survey or examination of records that has revealed any fact, occurrence or practice that, in any of (i) – (v), could reasonably be expected to have a Material Adverse Effect on Qorvo.
Section 4.20   Properties.
(a)   Section 4.20(a) of the Qorvo Disclosure Schedule sets forth a true, complete and correct list, as of the Agreement Date, of the street address of each parcel of Qorvo Owned Real Property, as well as a list of any Contracts to acquire any real property by Qorvo or any Qorvo Subsidiary. Except as would not reasonably be expected to have a Material Adverse Effect on Qorvo, Qorvo and/or the applicable Qorvo Subsidiary has good, valid and marketable fee title to all Qorvo Owned Real Property, free and clear of all Liens (except for Permitted Liens). There are no outstanding agreements, options, rights of first offer or rights of first refusal, leases, licenses, subleases or other occupancy agreements granting to any third party any right to purchase, use, occupy or enjoy any Qorvo Owned Real Property or any portion thereof or interest therein. To the extent in the possession of Qorvo, Qorvo has made available to Skyworks complete and accurate copies of all deeds, mortgages, title insurance policies (or if none for the applicable property, title insurance commitments or title insurance reports for such property), surveys, zoning reports, leases, subleases and licenses for each Qorvo Owned Real Property.
(b)   Section 4.20(b) of the Qorvo Disclosure Schedule sets forth a true, complete and correct list of all leasehold or subleasehold estates or other license or occupancy agreements (whether written or oral), and all amendments or modifications thereto (collectively, the “Qorvo Real Property Leases”) held by Qorvo or any Qorvo Subsidiary as of the Agreement Date (collectively, the “Qorvo Leased Real Property”). Except as would not reasonably be expected to interfere in any material respects with the current use and operation of the Qorvo Leased Real Property by Qorvo and the Qorvo Subsidiaries, each Qorvo Real Property Lease is in full force and effect, and Qorvo or a Qorvo Subsidiary holds a valid and existing leasehold interest in all of the Qorvo Leased Real Property, free and clear of all subtenancies and other occupancy rights, and Liens (except for Permitted Liens). All parties to each Qorvo Real Property Lease are in material compliance with the terms thereof and there are no material defaults thereunder or events, which with the passage of time or notice, or both, would constitute a material default. Qorvo has made available to Skyworks complete and accurate copies of each of the Qorvo Real Property Leases described on Section 4.20(b) of the Qorvo Disclosure Schedule.
(c)   Except as would not reasonably be expected to have a Material Adverse Effect on Qorvo, with respect to each Qorvo Owned Real Property and each Qorvo Leased Real Property: (i) neither Qorvo nor any of the Qorvo Subsidiaries has received written notice of any pending or threatened eminent domain, condemnation, or similar taking proceedings; (ii) neither Qorvo nor any of the Qorvo Subsidiaries has received any written notice that would reasonably be likely to cause either Qorvo or any of the Qorvo Subsidiaries to materially curtail its operations at such property, or that would reasonably be expected to materially impair such operations; (iii) to the Knowledge of Qorvo, each Qorvo Owned Real Property and each Qorvo Leased Real Property is in compliance with all applicable Laws, except as would not reasonably be expected to be material, individually or in the aggregate, to Qorvo and the Qorvo Subsidiaries, taken as a whole; and (iv) all utilities presently serving the Qorvo Owned Real Property and Qorvo Leased Real Property are presently adequate to service the existing normal operations of Qorvo and the Qorvo Subsidiaries.
Section 4.21   Tangible Personal Property.   Except as would not reasonably be expected to have a Material Adverse Effect on Qorvo, each of Qorvo and the Qorvo Subsidiaries has good and valid title to, or a valid leasehold interest in, as applicable, all tangible personal property used in their respective businesses free and clear of any Liens, except for Permitted Liens. Such tangible personal property is in good operating condition and repair, ordinary wear and tear and deferred maintenance excepted, and is sufficient for the uses in which such property is presently employed.
Section 4.22   Qorvo Significant Customers and Distributors.   Section 4.22 of the Qorvo Disclosure Schedule sets forth (a) a true and complete list of the top 20 customers (excluding distributors) by revenue for Qorvo and the Qorvo Subsidiaries during the fiscal year ended March 29, 2025, based on amounts paid or payable, or that would otherwise reasonably be expected to be one of the top 20 customers (excluding distributors) by revenue for Qorvo and the Qorvo Subsidiaries for the fiscal year ending March 28, 2026 (each, a “Qorvo Significant Customer”), and (b) a true and complete list of the top 10 distributors by revenue for Qorvo and the Qorvo Subsidiaries during the fiscal year ended March 29, 2025, based on amounts paid or payable, or that would otherwise reasonably be expected to be one of the top 10 distributors by revenue for Qorvo and the Qorvo Subsidiaries for the fiscal year ended March 28, 2026 (each, a “Qorvo Significant Distributor”). As of the date of this Agreement, (i) none of Qorvo nor any of the Qorvo Subsidiaries has any outstanding material dispute with any Qorvo Significant Customer or Qorvo Significant Distributor, (ii) Qorvo has not received any written notice from any Qorvo Significant Customer or Qorvo Significant Distributor that such Qorvo Significant Customer or Qorvo Significant Distributor shall not continue as a customer or distributor, as applicable, of Qorvo or any of the Qorvo Subsidiaries, as applicable, or that such customer or distributor intends to terminate or materially modify existing Contracts with Qorvo or any of the Qorvo Subsidiaries, as applicable, including by materially changing the terms of or reducing the scale of the business conducted with Qorvo and the Qorvo Subsidiaries and (iii) there are no facts or circumstances that would reasonably be expected to result in, form the basis of or give rise to a material dispute with any Qorvo Significant Customer or Qorvo Significant Distributor.
Section 4.23   Qorvo Significant Suppliers.   Section 4.23 of the Qorvo Disclosure Schedule sets forth a true and complete list of each supplier who was one of the 20 largest suppliers of Qorvo and the Qorvo Subsidiaries by spend during the fiscal year ended March 29, 2025, based on amounts paid or payable or that would otherwise reasonably be expected to be one of the 20 largest suppliers of Qorvo and the Qorvo Subsidiaries by spend for the fiscal year ending March 28, 2026 (each, a “Qorvo Significant Supplier”). As of the date of this Agreement, (i) none of Qorvo nor any of the Qorvo Subsidiaries has any outstanding material dispute with any Qorvo Significant Supplier, and (ii) Qorvo has not received any written notice from any Qorvo Significant Supplier that such Qorvo Significant Supplier shall not continue as a supplier of Qorvo or any of the Qorvo Subsidiaries, as applicable, or that such supplier intends to terminate or materially modify existing Contracts with Qorvo or any of the Qorvo Subsidiaries, as applicable, including by materially changing the terms of or reducing the scale of the business conducted with Qorvo and the Qorvo Subsidiaries.
Section 4.24   No Other Qorvo Representations or Warranties.   Skyworks hereby acknowledges and agrees that (a) except for the representations and warranties set forth in Article IV, none of Qorvo or any of its Affiliates or Representatives or any other Person, has made or is making any other express or implied representation or warranty with respect to Qorvo, or any of its Affiliates or Representatives, or their respective businesses or operations, including with respect to any information provided or made available to Skyworks or any of its Affiliates or Representatives or any other Person and (b) except in the case of fraud, none of Qorvo or any of its Affiliates or Representatives or any other Person will have or be subject to any liability or indemnification obligation or other obligation of any kind or nature to Skyworks, or any of its Affiliates or Representatives or any other Person, resulting from the delivery, dissemination or any other distribution to Skyworks, or any of its Affiliates or Representatives or any other Person, or the use by Skyworks, or any of its Affiliates or Representatives or any other Person, of any information provided or made available to any of them by Qorvo or any Qorvo Subsidiaries, or any of their respective Affiliates or Representatives or any other Person, including any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material provided or made available to Skyworks, or any of its Affiliates or Representatives or any other Person, in “data rooms,” confidential information memoranda or management presentations in anticipation or contemplation of the Mergers or any other Transactions.
Section 4.25   Inapplicability of Anti-takeover Statutes; No Rights Plan.   Assuming the accuracy of the representations and warranties of Skyworks in Article V, there is no takeover or anti-takeover statute or similar federal or state Law, including Section 203 of the DGCL, or provision of the Certificate of Incorporation of Qorvo, applicable to this Agreement and the Transactions that requires additional action by the Qorvo Board in order for any such anti-takeover statute to be inapplicable to this Agreement and the Transactions. None of such actions by the Qorvo Board have been amended, rescinded, or modified. Assuming the accuracy of the representations and warranties of Skyworks in Article V, no other “fair price,” “moratorium,” “control share acquisition,” “interested stockholder” or other anti-takeover statute or regulation would restrict, prohibit or otherwise be applicable with respect to this Agreement and the Transactions. Qorvo has no stockholder rights plan, “poison-pill” or other comparable agreement designed to have the effect of delaying, deferring or discouraging any Person from acquiring control of Qorvo. As of the date hereof, Qorvo is not an “interested stockholder” of Skyworks, as such term is defined in Section 203 of the DGCL.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF SKYWORKS
Except as set forth in (i) the reports, schedules, forms, statements and other documents (including exhibits and all information incorporated by reference) filed by Skyworks and the Skyworks Subsidiaries with the SEC since November 22, 2022 (the “Skyworks SEC Report Date”), and prior to the Agreement Date (but without giving effect to any amendment to any such document filed on or after the Agreement Date)

and which are publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval System, other than any information that is predictive or forward looking in nature or information contained under the captions “Risk Factors” or “Forward-Looking Statements” (or similar) (each, an “Available Skyworks SEC Document”) (it being understood that this clause (i) shall not be applicable to Section 5.2) or (ii) the Skyworks Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein; provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement if the disclosure in respect of the particular section is sufficient on its face without further inquiry reasonably to inform Qorvo of the information required to be disclosed in respect of such other sections) delivered by Skyworks to Qorvo on the Agreement Date (the “Skyworks Disclosure Schedule”), Skyworks hereby represents and warrants to Qorvo as follows:
Section 5.1   Organization.
(a)   Each of Skyworks and the Subsidiaries of Skyworks (the “Skyworks Subsidiaries”) is duly organized, validly existing and, where applicable as a legal concept, in good standing under the laws of its jurisdiction of organization. Except as would not reasonably be expected to have a Material Adverse Effect on Skyworks, each of Skyworks and the Skyworks Subsidiaries is duly qualified and/or licensed to do business as a foreign corporation, limited liability company or limited partnership, and, where applicable as a legal concept, is in good standing in each jurisdiction in which the nature of the business conducted by it or the leasing of properties makes such qualification or licensing necessary.
(b)   Each of Skyworks and the Skyworks Subsidiaries has all requisite power and authority and possesses all Permits and has made all filings required under applicable Law necessary to enable it to own, operate and lease its properties and to carry on its business as now conducted, in each case except for such Permits or filings, the lack of which would not reasonably be expected to have a Material Adverse Effect on Skyworks. Since January 1, 2022, neither Skyworks nor any of the Skyworks Subsidiaries has received any written notice of any violation of or failure to comply with any material Permit or any actual or possible revocation, withdrawal, suspension, cancellation, termination or material modification of any material Permit, and each such material Permit has been validly issued or obtained and is in full force and effect except, in each case, as would not reasonably be expected to have a Material Adverse Effect on Skyworks.
(c)   The copy of the Fourth Amended and Restated By-laws of Skyworks which is filed as an exhibit to Skyworks’ Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended September 27, 2024, filed with the SEC on January 24, 2025, and the copy of the Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation of Skyworks”), which is filed as an exhibit to Skyworks’ Quarterly Report on Form 10-Q, filed with the SEC on August 5, 2025 (together, the “Skyworks Charter Documents”), are complete and correct copies of such documents and contain all amendments thereto as in effect on the Agreement Date. For each Significant Subsidiary, Skyworks has made available to Qorvo true, correct and complete copies of the articles of incorporation (including any certificates of designation), bylaws or like organizational documents, each as amended to the Agreement Date.
(d)   Neither Skyworks nor any Skyworks Subsidiary is in violation of any of the provisions of the certificate of incorporation or bylaws (or equivalent constituent documents), including all amendments thereto, of such entity.
Section 5.2   Capitalization.
(a)   The authorized capital stock of Skyworks consists of (i) 525,000,000 shares of common stock, par value $0.25 per share (“Skyworks Common Stock”), and (ii) 25,000,000 shares of preferred stock, without par value (“Skyworks Preferred Stock”). As of the close of business on the Capitalization Date: (A) 148,679,767 shares of Skyworks Common Stock were issued and outstanding; (B) 0 shares of Skyworks Preferred Stock were issued or outstanding; (C) 17,524,300 shares of Skyworks Common Stock were held by Skyworks in its treasury; (D) there were outstanding Skyworks Options to purchase 10,228 shares of Skyworks Common Stock, whether or not presently exercisable; (E) 7,930,773 shares of

Skyworks Common Stock were subject to issuance pursuant to outstanding Skyworks RSU Awards (with any such Skyworks RSU Awards that are subject to performance measures reflected at maximum); (F) 2,071,457 shares of Skyworks Common Stock were reserved for future issuance under the Skyworks ESPPs; and (G) 9,006,012 shares of Skyworks Common Stock were reserved for future issuance under the Skyworks Stock Plans. All of the outstanding shares of Skyworks Common Stock have been duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights. There are no outstanding contractual obligations of Skyworks of any kind to redeem, purchase or otherwise acquire any outstanding shares of capital stock of Skyworks. Other than (x) as set forth in this Section 5.2(a) or (y) for changes since the close of business on the Capitalization Date resulting from the grant (in accordance with this Agreement), exercise or vesting of rights under the Skyworks ESPPs or Skyworks Equity Awards outstanding as of the Capitalization Date and in accordance with their terms ((x) and (y), the “Skyworks Capitalization Exceptions”), there are no outstanding bonds, debentures, notes or other indebtedness or securities of Skyworks having the right to vote (or, other than the outstanding Skyworks Equity Awards or rights under the Skyworks ESPPs, convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Skyworks may vote. Neither Skyworks nor any Skyworks Subsidiary is a party to any voting agreement with respect to any Skyworks Common Stock.
(b)   Except as set forth in Section 5.2(a), (i) as of the close of business on the Capitalization Date, no shares of capital stock or other voting securities of Skyworks are outstanding, and (ii) except as set forth in the Skyworks Capitalization Exceptions, there are no outstanding securities, options, equity or equity-based compensation, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Skyworks or any Skyworks Subsidiary is a party or by which any of them is bound obligating Skyworks or any of the Skyworks Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of Skyworks or any Skyworks Subsidiary or obligating Skyworks or any Skyworks Subsidiary to issue, grant, extend or enter into any such security, option, equity or equity-based compensation, warrant, call, right, commitment, agreement, arrangement or undertaking.
Section 5.3   Authorization; No Conflict.
(a)   Skyworks has the requisite corporate power and authority to enter into and deliver this Agreement and all other agreements and documents contemplated hereby to which it is or will be a party and, subject to receipt of the Skyworks Stockholder Approval and assuming the accuracy of the representations and warranties of Qorvo in the last sentence of Section 4.25 (the “Qorvo 203 Rep”), to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including the Transactions. The execution and delivery of this Agreement and all other agreements and documents contemplated hereby to which it is or will be a party by Skyworks, the performance by Skyworks of its obligations hereunder and thereunder and the consummation by Skyworks of the Transactions have been duly authorized by the Skyworks Board. This Agreement has been duly executed and delivered by Skyworks and, assuming due execution and delivery by Qorvo and Merger Subs, constitutes a valid and binding obligation of Skyworks, enforceable in accordance with its terms, subject to the Enforceability Exceptions.
(b)   The Skyworks Board, at a meeting duly called and held, duly and unanimously adopted resolutions: (i) approving the execution, delivery and performance of this Agreement and the Transactions; (ii) determining that the terms of the Mergers and the other Transactions are fair to and in the best interests of Skyworks and its stockholders; (iii) recommending that the holders of Skyworks Common Stock approve the Skyworks Stock Issuance and directed that the Skyworks Stock Issuance be submitted for approval by Skyworks’ stockholders at the Skyworks Stockholder Meeting; and (iv) declaring that this Agreement and the Transactions, including the Mergers, are advisable. Such resolutions have not been rescinded or modified in any way. Assuming the accuracy of the Qorvo 203 Rep, except for the Skyworks Stockholder Approval, the approval of the Skyworks Board (which approval has been obtained and not subsequently rescinded or modified in any way as of the Agreement Date) and the filing of the First Certificate of Merger and Second Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate proceedings on the part of Skyworks are necessary to authorize the consummation of the Transactions.

(c)   The execution, delivery and performance of this Agreement by Skyworks, the consummation by Skyworks of the Transactions and the compliance by Skyworks with each of the provisions herein, will not (i) result in a violation or breach of or conflict with the certificate or articles of incorporation or bylaws or other similar organizational documents of Skyworks or any of the Skyworks Subsidiaries, (ii) require any Consent by any Person under, contravene or conflict with or result in a violation or breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or give rise to a right of purchase under, or result in the transfer of any material asset of Skyworks to any Person, or accelerate the performance required by Skyworks under, or result in a right of termination or acceleration under, or result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets owned or operated by Skyworks or any of the Skyworks Subsidiaries pursuant to the terms, conditions or provisions of, any Skyworks Material Contract or Skyworks Real Property Lease to which Skyworks or any Skyworks Subsidiary is a party or by which it is bound, or (iii) assuming the accuracy of the Qorvo 203 Rep, subject to obtaining or making the Consents, orders, registrations, declarations and filings referred to in Section 5.3(d) below, violate any Judgment or any Law applicable to Skyworks or any of the Skyworks Subsidiaries or any of their respective properties or assets, except in the case of clauses (ii) or (iii) for such violations, breaches or defaults that, or Consents, orders, registrations, declarations or filings the failure of which to make or obtain, would not reasonably be expected to have a Material Adverse Effect on Skyworks.
(d)   No Consent or order of, or registration, declaration or filing with, any Governmental Body is necessary to be obtained or made by Skyworks or any Skyworks Subsidiary in connection with Skyworks’ execution, delivery and performance of this Agreement or the consummation by Skyworks of the Transactions, except for (i) the filing of the First Certificate of Merger and the Second Certificate of Merger, (ii) compliance with and filings pursuant to the HSR Act and other applicable Antitrust Laws or Investment Screening Laws of any jurisdiction, (iii) compliance with the applicable requirements of the Securities Act and the Exchange Act, including the filing with the SEC of the Proxy Statement/Prospectus and effectiveness of the Registration Statement, (iv) compliance with the rules and regulations of Nasdaq, including with respect to the Skyworks Stock Issuance and the listing of the shares of Skyworks Common Stock to be issued in the Mergers, (v) compliance with the “blue sky” laws of various states, and (vi) any Consent, order, registration, declaration or filing required pursuant to any commercial Contract between Skyworks or any Skyworks Subsidiary, on the one hand, and a Governmental Body, on the other hand, and in each case except where the failure to obtain or take such action would not reasonably be expected to have a Material Adverse Effect on Skyworks.
(e)   Assuming the accuracy of the Qorvo 203 Rep, the only vote of holders of any class or series of capital stock of Skyworks necessary to adopt this Agreement and to approve the Transactions is the approval of the issuance of shares of Skyworks Common Stock hereunder (including pursuant to Section 3.2) by a majority in voting power of the Skyworks stockholders present in person or by proxy and entitled to vote thereon, a quorum being present (the “Skyworks Stockholder Approval”).
Section 5.4   Subsidiaries.
(a)   A true, correct and complete list of the Skyworks Subsidiaries and their respective jurisdictions of organization is set forth in Section 5.4(a) of the Skyworks Disclosure Schedule.
(b)   All of the outstanding shares of capital stock or other equity securities of, or other ownership interests in, each Skyworks Subsidiary are, where applicable as a legal concept, duly authorized, validly issued, fully paid and nonassessable, and such shares, securities or interests are owned by Skyworks or by a Skyworks Subsidiary free and clear of any Liens (other than Permitted Liens) or limitations on voting rights, except for de minimis equity interests held by a third party for local regulatory reasons. There are no subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character relating to the issuance, transfer, sales, delivery, voting or redemption (including any rights of conversion or exchange under any outstanding security or other instrument) for any of the capital stock or other equity interests of, or other ownership interests in, any Skyworks Subsidiary. There are no agreements requiring Skyworks or any Skyworks Subsidiary to make contributions to the capital of, or lend or advance funds to, any Skyworks Subsidiary. Except for equity interests in the Skyworks Subsidiaries, Skyworks does not own, directly or indirectly, any material capital stock and/or other ownership interest in any Person. There are no outstanding contractual obligations of any Skyworks Subsidiary to repurchase, redeem or otherwise acquire any of its capital stock or other equity interests.
(c)   Neither Skyworks nor any of the Skyworks Subsidiaries owns any material interest or investments (whether equity or debt), or any material interest or investment convertible into or exchangeable for any such interest or investment, in any corporation, partnership, joint venture, trust or other entity, other than a Skyworks Subsidiary.
(d)   Neither Skyworks nor any of the Skyworks Subsidiaries has agreed or is obligated to, directly or indirectly, make any future investment in or capital contribution or advance to any Person (other than in or to Skyworks or any Skyworks Subsidiary).
(e)   Neither Skyworks nor any of the Skyworks Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among Skyworks and any Skyworks Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity, on the other hand, or any “off-balance sheet arrangement” of the type required to be disclosed pursuant to Item 303 of Regulation S-K promulgated under the Exchange Act), where the result, purpose, or intended effect of such commitment, joint venture, partnership, Contract or arrangement is to avoid disclosure of any material transaction involving Skyworks or any Skyworks Subsidiary in Skyworks’ or such Skyworks Subsidiary’s financial statements.
Section 5.5   SEC Reports and Financial Statements; No Undisclosed Liabilities.
(a)   Since the Skyworks SEC Report Date, Skyworks has timely filed or furnished with the SEC all forms, reports, schedules, registration statements, definitive proxy statements and other documents (collectively, including all exhibits thereto and any documents filed or furnished during such period by Skyworks to the SEC on a voluntary basis, and including any amendments thereto, the “Skyworks SEC Reports”) required to be filed or furnished by Skyworks with the SEC. As of their respective filing dates, and giving effect to any amendments or supplements thereto filed prior to the Agreement Date, the Skyworks SEC Reports comply in all material respects as to form with the requirements of the Securities Act, the Exchange Act, and the respective rules and regulations of the SEC promulgated thereunder applicable to such Skyworks SEC Reports, and none of the Skyworks SEC Reports contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to the accuracy of any financial projections or forward-looking statements or the completeness of any information filed or furnished by Skyworks to the SEC solely for the purposes of complying with Regulation FD promulgated under the Exchange Act. None of the Skyworks Subsidiaries are required to file any forms, reports or other documents with the SEC pursuant to Sections 12 or 15 of the Exchange Act. As of the Agreement Date, there are no outstanding or unresolved written comments from the SEC with respect to the Skyworks SEC Reports. As of the Agreement Date, to the Knowledge of Skyworks, none of the Skyworks SEC Reports filed on or prior to the Agreement Date are the subject of ongoing SEC review.
(b)   Each of the financial statements (including, in each case, any related notes and schedules thereto) of Skyworks contained in the Skyworks SEC Reports (collectively, the “Skyworks Financial Statements”), as of their respective dates of filing with the SEC (or, if such Skyworks SEC Reports were amended prior to the Agreement Date, the date of the filing of such amendment, with respect to the consolidated financial statements that are amended or restated therein), (i) complies as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) has been prepared in conformity with GAAP (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as otherwise noted therein or to the extent required by GAAP) and (iii) presents fairly in all material respects the consolidated financial position and the consolidated results of operations and cash flows of Skyworks and the Skyworks Subsidiaries as of the dates or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end adjustments and except as indicated in the notes to such Skyworks Financial Statements or, in the case of unaudited statements, as permitted by the rules and regulations of the SEC, and except that the unaudited Skyworks Financial Statements may not contain footnotes and are subject to normal year-end adjustments, none of which either individually or in the aggregate will be material in amount).
(c)   Neither Skyworks nor any of the Skyworks Subsidiaries has, since the date of the most recent consolidated balance sheet of Skyworks included in the Skyworks SEC Reports, incurred any liabilities or obligations that would be required to be reflected or reserved against in a consolidated balance sheet of Skyworks and its consolidated Subsidiaries prepared in accordance with GAAP as applied in preparing the consolidated balance sheet of Skyworks and its consolidated Subsidiaries included in Skyworks’ Quarterly Report on Form 10-Q for the fiscal quarter ended June 27, 2025, or in the notes thereto (the “Skyworks Balance Sheet”), except for (i) liabilities or obligations disclosed and provided for in the Skyworks Balance Sheet, (ii) liabilities and obligations incurred in the ordinary course of business since the date of the Skyworks Balance Sheet, (iii) liabilities or obligations arising under Contracts to which Skyworks or the Skyworks Subsidiaries are a party (other than due to any breach thereof), (iv) liabilities and obligations incurred in connection with the Mergers or otherwise as contemplated or permitted by this Agreement, (v) liabilities owed by one wholly owned Skyworks Subsidiary to another wholly owned Skyworks Subsidiary or liabilities owed by Skyworks to any wholly owned Skyworks Subsidiary, (vi) liabilities and obligations that would not reasonably be expected to have a Material Adverse Effect on Skyworks, or (vii) liabilities or obligations listed on Section 5.5(c) of the Skyworks Disclosure Schedule.
(d)   Since January 1, 2022, there has been no change in Skyworks’ accounting policies or the methods of making accounting estimates or changes in estimates that are material to the Skyworks Financial Statements, except as described in the Skyworks SEC Reports or except as may be required by any regulatory authority. The reserves reflected in the Skyworks Financial Statements are in accordance with GAAP and have been calculated in a consistent manner.
(e)   With respect to each Annual Report on Form 10-K, each Quarterly Report on Form 10-Q and each amendment of any such report filed prior to the Agreement Date, in each case that are Skyworks SEC Reports, the principal executive officer and principal financial officer of Skyworks (or each former principal executive officer and each former principal financial officer of Skyworks) have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct as of their respective dates (except for such certifications contained in a Skyworks SEC Report that was subsequently amended prior to the Agreement Date).
(f)   Skyworks’ system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) is reasonably sufficient in all material respects to provide reasonable assurance (i) that transactions are executed in accordance with management’s general or specific authorizations, (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States, (iii) that access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Skyworks’ assets that would materially affect Skyworks’ financial statements.
(g)   Skyworks’ “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (i) all information (both financial and nonfinancial) required to be disclosed by Skyworks in the reports that it files or submits under the Securities Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC, and (ii) all such information is accumulated and communicated to Skyworks’ management or to other individuals responsible for preparing such reports as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of Skyworks required under the Exchange Act with respect to such reports. Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks

Subsidiaries, taken as a whole, Skyworks has disclosed, based on its most recent evaluation prior to the Agreement Date, to its outside auditors and the audit committee of its board of directors: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect in any material respect its ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal control over financial reporting.
(h)   Skyworks is in compliance in all material respects with all current listing and corporate governance requirements of Nasdaq, and is in compliance in all material respects with all rules, regulations and requirements of the Sarbanes-Oxley Act. Since the enactment of the Sarbanes-Oxley Act, Skyworks has not made any prohibited loans to any executive officer of Skyworks (as defined in Rule 3b-7 under the Exchange Act) or director of Skyworks. There are no outstanding loans or other extensions of credit made by Skyworks to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Skyworks.
Section 5.6   Absence of Certain Changes.
(a)   Since the date of the Skyworks Balance Sheet through the Agreement Date, (i) Skyworks and the Skyworks Subsidiaries have conducted their business in the ordinary course of business, and (ii) there has not been any Material Adverse Effect on Skyworks.
(b)   Since the date of the Skyworks Balance Sheet through the Agreement Date, neither Skyworks nor any Skyworks Subsidiary has taken any action that would, if taken after the Agreement Date, be prohibited by Section 6.2 (other than clauses (l), (o), (s) or (v) thereof).
Section 5.7   Litigation.   Except as would not reasonably be expected to have a Material Adverse Effect on Skyworks, as of the date of this Agreement, (a) there are no Legal Proceedings pending or, to the Knowledge of Skyworks, threatened against Skyworks or any of the Skyworks Subsidiaries; (b) there are no Judgments of any Governmental Body or arbitrator outstanding against Skyworks or any of the Skyworks Subsidiaries; and (c) there are no investigations by any Governmental Body pending or, to the Knowledge of Skyworks, threatened against Skyworks or any of the Skyworks Subsidiaries.
Section 5.8   Information Supplied.   Each document required to be filed by Skyworks with the SEC or required to be distributed or otherwise disseminated to Skyworks’ stockholders in connection with the Transactions, including the Proxy Statement/Prospectus and the Registration Statement and any amendments or supplements thereto, when filed, distributed or disseminated, as applicable, will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable. None of the information supplied or to be supplied by Skyworks specifically for inclusion or incorporation by reference in the Proxy Statement/Prospectus and the Registration Statement, will, at the date it is disseminated or, as applicable, first mailed to the holders of Skyworks Common Stock, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation or warranty is made by Skyworks with respect to statements made or incorporated by reference therein based on information supplied by Qorvo in writing specifically for inclusion or incorporation by reference in the Proxy Statement/Prospectus and the Registration Statement.
Section 5.9   Broker’s or Finder’s Fees.   Except for Qatalyst Partners LP (“Qatalyst”) and Goldman Sachs & Co. LLC (“Goldman Sachs”), no agent, broker, Person or firm acting on behalf of Skyworks or any Skyworks Subsidiary or under Skyworks’ or any Skyworks Subsidiary’s authority is or will be entitled to any commission or broker’s or finder’s fee or commission in connection with any of the Transactions.
Section 5.10   Employee Plans.
(a)   Section 5.10(a) of the Skyworks Disclosure Schedule sets forth a complete and correct list of each material Skyworks Plan.
(b)   Skyworks has made available to Qorvo or its counsel accurate and complete copies of the Skyworks Stock Plans and Skyworks ESPPs and the forms of award agreements and corresponding grant notices evidencing the Skyworks Equity Awards, and other than differences with respect to the number of shares covered thereby, the grant date, the exercise price, regular vesting schedule and expiration date applicable thereto, no award agreement evidencing the Skyworks Equity Awards or corresponding grant notice contains material terms that are in addition to, or inconsistent with, such forms. Skyworks has made available to Qorvo a true, correct and complete schedule setting forth, as of the close of business on the Capitalization Date, each outstanding Skyworks Equity Award and to the extent applicable and permitted under Applicable Law, the employee identification number or other identifier of the holder thereof, the country of residence of the holder thereof, the number of shares of Skyworks Common Stock issuable thereunder (including target and maximum numbers for Skyworks Equity Awards subject to performance-based vesting), the expiration date, the exercise or conversion price relating thereto, the grant date, the vesting schedule (including any vesting acceleration terms), whether or not it is subject to performance-based vesting, the amount vested and outstanding, the amount unvested and outstanding, and the Skyworks Stock Plan and the Skyworks ESPP pursuant to which the award was made. The Skyworks Stock Plans are the only plans or programs Skyworks or any of the Skyworks Subsidiaries has maintained under which stock options, restricted shares, restricted share units, performance shares or other compensatory equity or equity-based awards have been granted and remain outstanding or may be granted. Each grant of Skyworks Equity Awards was made in accordance with the terms of the applicable Skyworks Stock Plan, the Nasdaq Rules and all applicable Laws.
(c)   Skyworks has made available to Qorvo a true, correct and complete copy of: (i) with respect to each Skyworks Plan, each written Skyworks Plan and all amendments thereto and, with respect to any unwritten Skyworks Plan, a written description of the material provisions thereof, and (ii) with respect to each Skyworks Service Provider Benefit Plan, (A) the plan document governing such Skyworks Service Provider Benefit Plan, including all amendments thereto; (B) each current trust agreement, insurance contract or policy, group annuity contract or any other funding arrangement; (C) the most recent Annual Report (Form 5500 Series) including all applicable schedules, if any; (D) the most recent actuarial report, financial report or valuation report; (E) the current ERISA summary plan description and each material modifications thereto, if any, or any written summary provided to participants with respect to any plan for which no ERISA summary plan description is required; (F) the most recent determination letter (or, if applicable, advisory or opinion letter) from the Internal Revenue Service, if any; and (G) all material non-routine correspondence with, or notices given to such Skyworks Service Provider Benefit Plan, Skyworks, or any Skyworks ERISA Affiliate by, the Internal Revenue Service, Department of Labor, Pension Benefit Guarantee Corporation, or other Governmental Body relating to such Skyworks Service Provider Benefit Plan.
(d)   Each Skyworks Service Provider Benefit Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code is the subject of a favorable determination letter (or, if applicable, may rely on a favorable advisory or opinion letter) from the Internal Revenue Service that has not been revoked, and to the Knowledge of Skyworks, no event has occurred and no condition exists that would reasonably be expected to adversely affect the qualified status of any such Skyworks Service Provider Benefit Plan or result in the imposition of any material liability, penalty or tax under ERISA or the Code.
(e)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, (i) each Skyworks Plan has been established, operated, maintained and administered in accordance with its provisions and in compliance with all applicable Laws, including without limitation ERISA and the Code; (ii) all payments and contributions required to be made under the terms of any Skyworks Plan and applicable Law have been timely made or the amount of such payment or contribution obligation has been reflected in the Available Skyworks SEC Documents; (iii) all material reports, returns, notices and similar documents required to be filed with any Governmental Body or distributed to any Skyworks Plan participant have been timely filed or distributed; (iv) none of Skyworks or any Skyworks Subsidiary or, to the Knowledge of Skyworks, any third party, has engaged in any non-exempt “prohibited transaction” (within the meaning of Section 4975 of the Code or Section 406 of ERISA), with respect to any Skyworks Plan that would result in the imposition of any liability to Skyworks or any Skyworks Subsidiary; and (v) there are no pending or, to the Knowledge of Skyworks, threatened suits, actions, disputes, audits, investigations or claims with respect to any Skyworks Plan by or on behalf of any participant in any such Skyworks Plan, or otherwise involving any such Skyworks Plan or the assets of any Skyworks Plan, other than routine claims for benefits.
(f)   No Skyworks Plan provides for a “gross-up,” reimbursement or similar payment in respect of any Taxes that may become payable under Sections 409A or 4999 of the Code.
(g)   Each Skyworks Plan that is subject to Section 409A of the Code has been administered in all material respects in compliance with its terms and the operational and documentary requirements of Section 409A of the Code and all applicable regulatory guidance thereunder.
(h)   No Skyworks Service Provider Benefit Plan is subject to Section 302 or Title IV of ERISA or Section 412 or 4971 of the Code. During the immediately preceding six years, (i) no liability under Section 302 or Title IV of ERISA has been incurred by Skyworks, any Skyworks Subsidiary or any Skyworks ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a risk to Skyworks, any Skyworks Subsidiary or any Skyworks ERISA Affiliate of incurring any such liability; and (ii) no event has occurred and there currently exists no condition or circumstances that would subject Skyworks or any Skyworks Subsidiary to any Controlled Group Liability.
(i)   None of Skyworks, any Skyworks Subsidiary or any Skyworks ERISA Affiliate has, at any time during the preceding six (6) years, contributed to, been obligated to contribute to or had any liability (including any contingent liability) with respect to any Multiemployer Plan or a plan that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063 of ERISA.
(j)   No Skyworks Plan provides health, life or other welfare benefits to current or former employees of Skyworks or any Skyworks Subsidiary after retirement or other termination of employment (other than for continuation coverage required under Section 4980(B) of the Code).
(k)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event): (i) entitle any current or former employee or other individual service provider of Skyworks or any Skyworks Subsidiary to any payment or benefit (or result in the funding of any such payment or benefit) under any Skyworks Plan; (ii) increase the amount of any compensation, equity award or other benefits otherwise payable by Skyworks or any Skyworks Subsidiary under any Skyworks Plan; (iii) result in the acceleration of the time of payment, funding or vesting of any compensation, equity award or other benefits under any Skyworks Plan; or (iv) limit or restrict the right of Skyworks, any Skyworks Subsidiary, the Surviving Corporation, the Surviving Company or Qorvo to merge, amend or terminate any Skyworks Plan.
(l)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, each Foreign Plan (i) has been established, operated, maintained and administered in compliance with its terms and operated in compliance in all applicable Laws; (ii) if required to be registered or approved by a non-U.S. Governmental Body, has been registered or approved and has been maintained in good standing with applicable regulatory authorities, and, to the Knowledge of Skyworks, no event has occurred since the date of the most recent approval or application therefor relating to any such Foreign Plan that would reasonably be expected to adversely affect any such approval or good standing; (iii) that is intended to qualify for special Tax treatment meets all requirements for such treatment; (iv) is fully funded or fully insured on an ongoing and termination or solvency basis (determined using reasonable actuarial assumptions) in compliance with applicable Law; and (v) is not subject to any pending or, to the Knowledge of Skyworks, threatened claims by or on behalf of any participant in any Foreign Plan, or otherwise involving any such Foreign Plan or the assets of any Foreign Plan, other than routine claims for benefits.
(m)   Neither Skyworks nor any Skyworks Subsidiary has ever (i) been an employer in relation to, participated in, or had any liability (whether prospective, contingent or otherwise) to a defined benefit pension scheme, or (ii) in the past six years, been an “associate” of or “connected” with (with the meanings given to them in sections 435 and 249 of the United Kingdom Insolvency Act 1986 respectively) any Person who is or has been an employer in relation to a UK defined benefit pension arrangement. No employee nor former employee of Skyworks or any Skyworks Subsidiary previously transferred to

Skyworks or any Skyworks Subsidiary pursuant to the Transfer Regulations and no such employee or former employee prior to such transfer participated in a defined benefit pension scheme that made provision for benefits other than related to old age, invalidity or on death.
Section 5.11   Opinion of Skyworks Advisors.   The Skyworks Board (i) has received from Qatalyst an opinion to the effect that, as of the date of such opinion and subject to the various qualifications, assumptions, limitations and others matters set forth therein, the Merger Consideration to be paid by Skyworks pursuant to this Agreement is fair, from a financial point of view, to Skyworks, and (ii) has received an oral opinion (to be confirmed in writing) of Goldman Sachs to the effect that, as of the date of such opinion, based upon and subject to the assumptions, qualifications, limitations and other matters considered in connection with the preparation of such opinion, the Merger Consideration is fair, from a financial point of view, to Skyworks. A true, correct and complete copy of each such opinion was, or promptly after the execution and delivery of this Agreement will be, delivered to Qorvo on a non-reliance basis for informational purposes only. Skyworks has been or will be authorized by each of Qatalyst and Goldman Sachs to permit the inclusion of such opinion, as applicable, in the Proxy Statement/Prospectus, subject to the terms and conditions of Qatalyst’s or Goldman Sachs’ engagement letter, as applicable.
Section 5.12   Taxes.
(a)   Each of Skyworks and the Skyworks Subsidiaries has timely filed all material Tax Returns required to be filed by it (taking into account applicable extensions of time within which to file) in the manner prescribed by applicable Law and all such Tax Returns are true, complete and correct in all material respects. None of Skyworks or the Skyworks Subsidiaries are currently the beneficiary of any extension of time within which to file any material Tax Returns.
(b)   All material Taxes of each of Skyworks and the Skyworks Subsidiaries (whether or not shown to be due and payable on any Tax Return) have been timely paid in full and Skyworks and each Skyworks Subsidiary have made, in accordance with GAAP, adequate provision (or adequate provision has been made on their behalf) for all accrued material Taxes not yet due.
(c)   No deficiency for any amount of material Taxes has been proposed or asserted in writing or assessed by any Governmental Body against Skyworks or any of the Skyworks Subsidiaries that remains unpaid.
(d)   There are no Liens on any of the assets, rights or properties of Skyworks or any Skyworks Subsidiary with respect to Taxes, other than Permitted Liens.
(e)   There is no claim, audit, action, suit, proceeding, examination, investigation or other administrative or judicial proceeding ongoing or currently pending or, to the Knowledge of Skyworks threatened against or with respect to Skyworks or any Skyworks Subsidiary in respect of any material Tax.
(f)   There are no waivers or extension of any statute of limitations currently in effect with respect to material Taxes of Skyworks or the Skyworks Subsidiaries other than pursuant to extensions of the due date to file a Tax Return properly obtained in the ordinary course of business.
(g)   No written claim has ever been made by a Governmental Body in a jurisdiction where Skyworks or any Skyworks Subsidiary does not file Tax Returns that Skyworks or any Skyworks Subsidiary is or may be subject to taxation by such jurisdiction.
(h)   All material Taxes required to be withheld or collected by Skyworks or a Skyworks Subsidiary have been withheld and collected and, to the extent required by applicable Law, timely paid to the appropriate Governmental Body.
(i)   Neither Skyworks nor any Skyworks Subsidiary has been a party to a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(j)   Within the last two (2) years, neither Skyworks nor any Skyworks Subsidiary has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355(a) of the Code.

(k)   Neither Skyworks nor any Skyworks Subsidiary will be required to include any material item of income (or exclude any material item of deduction) in any taxable period (or portion thereof) beginning after the Closing Date as a result of (i) a change in or incorrect method of accounting occurring prior to the Closing Date, or (ii) a prepaid amount received (or deferred revenue recognized) or paid, prior to the Closing Date.
(l)   Neither Skyworks nor any Skyworks Subsidiary is a party to or bound by, or has any obligation under, any material Tax sharing agreement, Tax indemnity obligation or similar agreement (other than (i) Contracts entered into with customers in the ordinary course of business, (ii) any agreement or arrangement solely between or among Skyworks and/or any Skyworks Subsidiary), and (iii) any customary Tax gross-up and indemnification provisions in agreements entered into in the ordinary course of business or the principal purpose of which does not relate to Taxes), or any advance pricing agreement, closing agreement or other material agreement relating to Taxes entered into with any Tax authority.
(m)   Neither Skyworks nor any Skyworks Subsidiary (i) is or has been, within the last ten (10) years, a member of any affiliated, combined, consolidated, unitary or similar group for purposes of filing any material Tax Returns or paying any material amount of Taxes, except for any such group of which Skyworks is the common parent or (ii) has any material liability for Taxes of any Person (other than Skyworks or any Skyworks Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar state, local or non-U.S. Laws) or as a transferee or successor.
(n)   None of Skyworks or the Skyworks Subsidiaries has taken or agreed to take any action or believes or has any reason to believe that any conditions exist that could reasonably be expected to prevent or impede the Mergers, taken together, from qualifying for the Intended Tax Treatment.
Section 5.13   Environmental Matters.   Except for such matters that have not resulted in and would not reasonably be expected to result in any liability that is material to Skyworks and the Skyworks Subsidiaries, taken as a whole: (i) Skyworks and the Skyworks Subsidiaries have been and are otherwise in compliance with all applicable Environmental Laws and there are no pending or, to the Knowledge of Skyworks, threatened demands, claims, information requests or notices of noncompliance, violation or liability or potential liability regarding Skyworks or any Skyworks Subsidiary, or any person for whom they may have legal or contractual responsibility, relating to any liability under or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment or any other response, action, or compliance under, any Environmental Law; (ii) to the Knowledge of Skyworks, there are no circumstances that would reasonably be expected to give rise to any violation of or result in any material liability under any Environmental Laws for Skyworks or any Skyworks Subsidiary or any Person for whom they may have legal or contractual responsibility; and (iii) all material permits, notices, approvals and authorizations, if any, required to be obtained or filed in connection with the operation of Skyworks’ and the Skyworks Subsidiaries’ businesses and the operation or use of any real property owned, leased or operated by Skyworks or any Skyworks Subsidiary have been duly obtained or filed, are currently in effect, and Skyworks and the Skyworks Subsidiaries are in material compliance with the terms and conditions of all such material permits, notices, approvals and authorizations, and, to Skyworks’ Knowledge, there are no circumstances that would reasonably be expected to prevent such material compliance in the future.
Section 5.14   Compliance with Laws.
(a)   Skyworks and the Skyworks Subsidiaries (i) as of the date of this Agreement, are, and have at all times since January 1, 2022, been in compliance with all Laws applicable to Skyworks or the Skyworks Subsidiaries or by which any of their respective properties or businesses are bound or any regulation issued under any of the foregoing and (ii) since January 1, 2022, through the date of this Agreement, have not been notified in writing by any Governmental Body of any violation, or any investigation with respect to any such Law, in each case, except for any such violation that is not, and would not reasonably be expected to have a Material Adverse Effect on Skyworks.
(b)   Since April 24, 2019, neither Skyworks nor any of the Skyworks Subsidiaries has taken any action that would constitute a violation of any applicable Sanctions or Customs & Trade Laws.

(c)   Since April 24, 2019, Skyworks and the Skyworks Subsidiaries have maintained policies and procedures designed to ensure compliance by Skyworks and the Skyworks Subsidiaries, and their respective directors, officers, employees, agents, and other Persons acting on behalf of any of them, with applicable Sanctions and Customs & Trade Laws.
(d)   No Action or, to the Knowledge of Skyworks, investigation, inquiry, or enforcement proceeding by or before any Governmental Body involving Skyworks, any of the Skyworks Subsidiaries or, to the Knowledge of Skyworks, their respective directors, officers, employees, or agents, acting on behalf of or for the benefit of Skyworks or any of the Skyworks Subsidiaries (each in their capacity as such), with respect to Sanctions or Customs & Trade Laws is, as of the date of this Agreement, or since April 24, 2019, through the date of this Agreement, has been, pending or, to the Knowledge of Skyworks, threatened in writing.
(e)   Neither Skyworks nor any of the Skyworks Subsidiaries, or any of their respective officers, directors, employees, agents, or other Persons acting on behalf of any of them, since April 24, 2019, has, and is not, engaged in any business activities, transactions, or other dealings, directly or indirectly, with or for the benefit of any Sanctioned Person or Sanctioned Territory.
(f)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, none of Skyworks, any Skyworks Subsidiary or any director, officer, employee, or, to the Knowledge of Skyworks, any agent of Skyworks or any Skyworks Subsidiary has: (i) taken any action, directly or indirectly, that would result in a violation by any such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; the U.K. Bribery Act of 2010 and the rules and regulations thereunder; or any Anti-Corruption Laws or any other anti-bribery/corruption legislation promulgated by any Governmental Body; (ii) made any false, fictitious or misleading entries in the books or records of Skyworks or any Skyworks Subsidiary relating to any illegal payment or secret or unrecorded fund or has maintained, or is maintaining, any illegal secret or unrecorded fund; (iii) directly or indirectly made, given, offered, facilitated, promised or authorized any payment, contribution, gift, entertainment, bribe, rebate, payoff, kickback, financial or other advantage, or anything else of value, regardless of form or amount, to any Person employed by a Governmental Body for the purpose of securing an unlawful advantage, inducing the recipient to violate an official or lawful duty, reward the recipient for an unlawful advantage already given, or for any other improper purpose; (iv) been or is, to the Knowledge of Skyworks, under administrative, civil or criminal investigation, indictment, information, suspension, debarment or audit by any Governmental Body, in connection with alleged or possible violations of any Anti-Corruption Laws; or (v) as of the date of this Agreement, received written notice or inquiry from, or made a voluntary or involuntary disclosure to, the United States Department of Justice, the Securities and Exchange Commission, the UK Serious Fraud Office, or any other Governmental Body or received a whistleblower report or conducted any internal investigation or audit, regarding alleged or possible violations of any Anti-Corruption Laws. In addition, Skyworks and the Skyworks Subsidiaries have in place controls and systems designed to monitor and reasonably ensure compliance with Anti-Corruption Laws.
Section 5.15   Intellectual Property.
(a)   Skyworks or one of the Skyworks Subsidiaries owns all material Skyworks Intellectual Property. Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, (i) each item of Registered Intellectual Property owned by Skyworks (“Skyworks Registered Intellectual Property”) (other than applications for Skyworks Registered Intellectual Property) is subsisting, and to the Knowledge of Skyworks, is valid and enforceable, and (ii) all Skyworks Registered Intellectual Property is free and clear of all Liens other than Permitted Liens.
(b)   No third party has a joint ownership interest in or any exclusive rights that remain in effect in, and no third party has any “pick” right, or other option to acquire ownership or exclusive rights, including temporarily and including any rights of first offer, negotiation or refusal with respect to, any Intellectual Property Right that is Skyworks Intellectual Property, except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole.

(c)   Since January 1, 2022, to the Knowledge of Skyworks, neither the Skyworks Products nor the operations of Skyworks or the Skyworks Subsidiaries have infringed, misappropriated or otherwise violated the Intellectual Property Rights of any Person, except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole. There is no current unresolved Legal Proceeding that has been filed against Skyworks or any Skyworks Subsidiary by, and none of Skyworks or any Skyworks Subsidiary has received written notice from, any third party since January 1, 2022, in which it is alleged or has been alleged, that any Skyworks Product or the operation of the business of Skyworks or any Skyworks Subsidiary infringes, misappropriates, or otherwise violates the Intellectual Property Rights of any third party, except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole.
(d)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, in each case in which Skyworks or any Skyworks Subsidiary has engaged or hired a third party for the purpose of developing or creating any Intellectual Property Rights for ownership by any of Skyworks or the Skyworks Subsidiaries, or Skyworks or any Skyworks Subsidiary has acquired or purported to acquire ownership of any Intellectual Property Rights from any Person, in each case, that is material to the conduct of the business of Skyworks and the Skyworks Subsidiaries as currently conducted, Skyworks or such Skyworks Subsidiary, as the case may be, has obtained a valid and enforceable assignment or license sufficient to irrevocably transfer or license all such Intellectual Property Rights to Skyworks or the Skyworks Subsidiaries to the extent allowed under applicable Law.
(e)   Skyworks and the Skyworks Subsidiaries require each employee, individual consultant and individual independent contractor involved in the creation of material Intellectual Property Rights for any of them to execute a proprietary information, confidentiality and invention assignment agreement substantially in the forms provided to Qorvo, and all current and former employees, consultants and independent contractors of Skyworks or any Skyworks Subsidiary that have created Intellectual Property Rights for any of them that is material to the conduct of the business of Skyworks and the Skyworks Subsidiaries as currently conducted have executed such or a substantially similar agreement.
(f)   Section 5.15(f) of the Skyworks Disclosure Schedule contains, as of the Agreement Date (i) a list of all Contracts pursuant to which a third party has licensed or granted a covenant not to sue or immunity from suit or other right to use or register any right to Skyworks or any Skyworks Subsidiary in any material Intellectual Property Rights, other than non-disclosure and confidentiality agreements, Open Source Licenses, and any licenses for commercially available, off-the-shelf Software (including Software used by third parties to provide services through software as a service (SaaS) arrangements) (“Skyworks In-Licenses”); (ii) Contracts where either Skyworks or any Skyworks Subsidiary has commissioned a third party to develop any Intellectual Property Rights that are material to the business of Skyworks or any Skyworks Subsidiary, other than written Contracts with employees or independent contractors entered into in the ordinary course of business to develop Intellectual Property Rights on a work-made-for-hire basis that are substantially in the form of one of Skyworks’ or any Skyworks Subsidiary’s standard forms made available to Qorvo; and (iii) a list of all Contracts pursuant to which both Skyworks or any Skyworks Subsidiary and a third party have licensed or granted substantially portfolio-wide rights in their respective Patents or other Intellectual Property Rights to one another (excluding licenses granted in the ordinary course of business by a customer to Skyworks or any Skyworks Subsidiary with respect to derivative works, improvements or modifications made by such third party to, or any implementations by such third party of, any Skyworks Product or any Technology provided to such third party by Skyworks or any Skyworks Subsidiary) (“Skyworks IP Cross-Licenses”).
(g)   Section 5.15(g) of the Skyworks Disclosure Schedule contains a list of all material Contracts pursuant to which Skyworks or any Skyworks Subsidiary has granted any third party any rights or licenses, or granted a right, immunity or authorization to use or otherwise exploit, other than Skyworks Ordinary Course Licenses, with respect to any Skyworks Intellectual Property, Skyworks Product or any material Technology owned by Skyworks or any Skyworks Subsidiary (the “Skyworks Out-Licenses,” and together with the Skyworks In-Licenses and Skyworks IP Cross-Licenses, the “Skyworks IP Contracts”).

(h)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, the consummation of this Agreement or the Closing of the Transactions will not trigger a contractual obligation to release any material Source Code or other material proprietary Technology, in each case owned by Skyworks or any Skyworks Subsidiary, to any third party.
(i)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, neither Skyworks nor any Skyworks Subsidiary is a party to any Contract which, upon the consummation of this Agreement or the Closing of the Transactions, will result in (or purport to result in) the granting of any new right, license, immunity from suit or covenant not to assert to any third party under or with respect to any Patents owned or controlled by Skyworks or any Skyworks Subsidiary, excluding all Skyworks Ordinary Course Licenses. Neither Skyworks nor any Skyworks Subsidiary is a party to any Contract which, upon the execution of this Agreement or the consummation of the Transactions, will result in (or purport to result in) the granting of any new right, license, immunity from suit or covenant not to assert to any third party under or with respect to any Patents owned or controlled by Qorvo or any Qorvo Subsidiary, other than to the extent such Patent rights are limited to Skyworks Products.
(j)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, neither Skyworks nor any Skyworks Subsidiary has (i) granted, nor is any of them obligated to grant, to any third party, access or rights to any Skyworks or Skyworks Subsidiary owned Source Code in or for any Skyworks Products, (ii) taken any action that rendered any Source Code or Intellectual Property Rights, in each case owned by Skyworks or any Skyworks Subsidiary, subject to any Open Source License that requires Skyworks or any Skyworks Subsidiary to deliver any such Skyworks or Skyworks Subsidiary owned Source Code to any third party, (iii) licensed, distributed or used any Software subject to an Open Source License in material breach of the terms of any Open Source License, or (iv) licensed or granted a third party the right to obtain any Skyworks or Skyworks Subsidiary owned Source Code in any Skyworks Product or in any Technology owned by Skyworks or any Skyworks Subsidiary (including in any such case, any conditional right to access, or under which Skyworks or any Skyworks Subsidiary has established any escrow arrangement for the storage and conditional release of any Source Code, but excluding any licenses or access provided to employees, contractors, consultants and other vendors for purposes of providing services to Skyworks or any Skyworks Subsidiaries that are subject to confidentiality and non-use obligations).
(k)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, to the Knowledge of Skyworks (solely with respect to any third party Intellectual Property Rights), no Skyworks Product sold or distributed by Skyworks or any Skyworks Subsidiary since January 1, 2022, contained at the time of such sale or distribution any undisclosed or unintended disabling codes or instructions, “time bombs,” “Trojan horses,” “back doors,” “trap doors,” “worms,” viruses, bugs, faults or other software routines or hardware components that are intended to (i) enable or assist any person to access without authorization or disable or erase the Skyworks Products, or (ii) otherwise significantly adversely affect the functionality of the Skyworks Products.
(l)   Except as set forth in Section 5.15(l) of the Skyworks Disclosure Schedule, no funding, facilities or resources of any government, university, college, other educational institution, or multi-national, bi-national or international non-profit organization or research center were used in the development of any material Skyworks Products or material Skyworks Intellectual Property.
(m)   Since January 1, 2020, Skyworks has marked all Government Contract documents and other documents submitted to a Governmental Body with notices and proprietary markings prior to or at the time of submission if such documents include Skyworks’ trade secrets and are entitled to such notices and proprietary markings. Skyworks has not delivered any material Skyworks Intellectual Property to any Governmental Body or higher-tier contractors in performance of any Government Contract (other than third-party computer software) and no Governmental Body has the right to order Skyworks to deliver any material Skyworks Intellectual Property to any Governmental Body.

(n)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, (i) there are no orders issued by any Governmental Body to Skyworks or any Skyworks Subsidiary or orders issued to Skyworks or any Skyworks Subsidiary as a result of any Legal Proceeding involving Skyworks or any Skyworks Subsidiary, requiring Skyworks or any Skyworks Subsidiary to grant any license, immunity or other right under any Skyworks Intellectual Property, including on RAND or FRAND terms; (ii) Skyworks and the Skyworks Subsidiaries are compliant in all material respects with their contractual commitments with respect to the rules, requirements, and other obligations set forth by the Skyworks SSOs (including any pricing requirements or outbound licensing obligations); and (iii) since January 1, 2022, neither Skyworks nor any of the Skyworks Subsidiaries have received any written notice from any third party that Skyworks’ or any of the Skyworks Subsidiaries’ outbound licensing programs are non-compliant with such rules, requirements, and other obligations.
(o)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, Skyworks is in compliance with (i) its publicly posted privacy policies; and (ii) the applicable Privacy Laws relating to Personal Data collected, used, or held for use by Skyworks or the Skyworks Subsidiaries.
(p)   Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, Skyworks has commercially reasonable security measures in place designed to protect trade secrets and Personal Data it receives from unauthorized access, use, modification, disclosure or other misuse.
(q)   To the Knowledge of Skyworks, since January 1, 2022, there has been no material unauthorized access to or loss, theft or misuse of Personal Data held or controlled by Skyworks or the Skyworks Subsidiaries.
(r)   To the Knowledge of Skyworks, since January 1, 2022, Skyworks has not been under investigation by any state, federal, or foreign jurisdiction regarding its access, use and disclosure of Personal Data.
(s)   Since January 1, 2022, Skyworks has not received any written claim, complaint, inquiry, or notice from any governmental, regulatory, or self-regulatory authority with respect to Skyworks’ collection, processing, use, storage, security or disclosure of Personal Data, alleging that any of these activities are a material violation of any Privacy Law.
Section 5.16   Employment Matters.
(a)   Neither Skyworks nor any Skyworks Subsidiary is a party to or otherwise bound by any Collective Bargaining Agreement, nor is any Collective Bargaining Agreement presently being negotiated, nor, to the Knowledge of Skyworks, are there any Skyworks Service Providers represented by a labor or trade union, labor organization, works council or similar employee representative body. To the Knowledge of Skyworks, there are no, and since January 1, 2022, there have been no, organizing activities, requests for recognition, representation campaigns, certification proceedings or petitions seeking a representation proceeding pending or threatened by or with respect to any of the Skyworks Service Providers. There has not since January 1, 2022, been, and there is not currently, any pending or, to the Knowledge of Skyworks, threatened unfair labor practice charge, material labor grievance, material labor arbitration, labor strike, walkout, work stoppage, picketing, handbilling, slow-down, lockout or other material labor dispute against or affecting Skyworks or any of the Skyworks Subsidiaries. Skyworks and the Skyworks Subsidiaries have satisfied any pre-signing notice, information, consent, or consultation obligations, and other similar requirements in respect of any applicable Collective Bargaining Agreement, or in accordance with applicable Law, to any labor or trade union, works council, labor organization or similar employee representative that may be triggered by this Agreement or the Transactions.
(b)   Skyworks and its Subsidiaries are and, since January 1, 2022, have been in compliance with all applicable Laws relating to labor and employment practices, including all Laws relating to wages and hours, classification (including employee-independent contractor classification and the proper classification of employees as exempt employees and nonexempt employees under the Fair Labor

Standards Act and similar state and local Laws), holiday pay and the calculation of holiday pay, equal opportunity, employment harassment, discrimination (including diversity, equity and inclusion) and retaliation, disability rights or benefits, maternity benefits, accessibility, pay equity, workers’ compensation, affirmative action, COVID-19, collective bargaining, workplace health and safety, immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas), whistleblowing, plant closures and layoffs (including the WARN Act), employee trainings and notices, labor relations, employee leave issues, automated employment decision tools and other artificial intelligence, unemployment insurance and the payment of social security, in each case, except for any such non-compliance that is not, and would not reasonably be expected to have a Material Adverse Effect on Skyworks. There are, and since January 1, 2022, there have been, no material Legal Proceedings pending or, to the Knowledge of Skyworks, threatened against Skyworks or its Subsidiaries with respect to or by any current or former employee or individual independent contractor of Skyworks or its Subsidiaries.
(c)   To the Knowledge of Skyworks, no employee of Skyworks or any Skyworks Subsidiary at the level of Vice President or above has materially breached any fiduciary duty or nondisclosure obligation to, non-competition agreement with or other restrictive covenant with: (i) any of Skyworks or its Subsidiaries or (ii) a former employer of any such individual relating to (A) the right of any such individual to be employed or engaged by Skyworks or its Subsidiaries or (B) the use or disclosure of confidential information in connection with such individual’s employment with Skyworks or its Subsidiaries.
(d)   Neither Skyworks nor any Skyworks Subsidiary is party to a settlement agreement with any Person that involves allegations relating to sexual harassment, sexual misconduct, discrimination or any other type of similar unlawful misconduct by either (i) an officer of Skyworks or any Skyworks Subsidiary or (ii) an employee of Skyworks or any Skyworks Subsidiary at the level of Vice President or above, in each case, in their capacity as such. To the Knowledge of Skyworks, since January 1, 2022, no allegations of sexual harassment, sexual misconduct, discrimination or any other type of similar unlawful misconduct have been made against any (i) officer of Skyworks or any Skyworks Subsidiary or (ii) employee of Skyworks or any Skyworks Subsidiary at a level of Vice President or above, in each case, in their capacity as such.
Section 5.17   Insurance.   Skyworks and the Skyworks Subsidiaries maintain insurance coverage adequate and customary in the industry for the operation of their respective businesses (taking into account the cost and availability of such insurance). Except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole, (i) all material insurance policies of Skyworks and the Skyworks Subsidiaries are in full force and effect, (ii) since January 1, 2022, no written notice of default or termination has been received by Skyworks or any of its Subsidiaries in respect thereof, and (iii) all premiums due thereon have been paid as of the Agreement Date.
Section 5.18   Skyworks Material Contracts.
(a)   Section 5.18 of the Skyworks Disclosure Schedule identifies, as of the date of this Agreement, each of the following Contracts to which Skyworks or any of the Skyworks Subsidiaries is a party or by which any of them is bound (other than (i) the Skyworks Real Property Leases, (ii) Skyworks Plans and (iii) purchase or sales orders, invoices, scopes of work or similar instruments, each such Contract that is or is required to be set forth in Section 5.18 of the Skyworks Disclosure Schedule, a “Skyworks Material Contract”):
(i)   any Contract that would be required to be filed by Skyworks as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K promulgated by the SEC;
(ii)   any Contract with a related person (as defined in Item 404 of Regulation S-K of the Securities Act);
(iii)   any Skyworks IP Contracts;
(iv)   any Contract that grants to any third party any exclusive rights with respect to any Skyworks Intellectual Property that is material to Skyworks and the Skyworks Subsidiaries, taken as a whole;

(v)   any Contract (A) relating to the acquisition, disposition, or sale of properties or assets (by merger, purchase or sale of stock or assets or otherwise), (B) that is or creates a partnership or joint venture with any other Person or that relates to the formation, operation, management or control of any such partnership or joint venture or (C) under which Skyworks or any Skyworks Subsidiary has, directly or indirectly, made any capital contribution to, or any other investment in, any Person (other than Skyworks or any Skyworks Subsidiary, and other than investments in marketable securities or advances to Skyworks Service Providers in the ordinary course of business), in each case that is material to Skyworks and the Skyworks Subsidiaries taken as a whole, in each case that are either (x) pending or (y) consummated and pursuant to which either party has material ongoing obligations;
(vi)   any Contract (A) relating to Indebtedness, whether incurred, assumed, guaranteed or secured by any asset, with principal amount in excess of $50,000,000 (other than agreements solely among Skyworks and any Skyworks Subsidiaries), (B) that grants a Lien (other than a Permitted Lien) on any property or asset of Skyworks or the Skyworks Subsidiaries that is material to Skyworks and the Skyworks Subsidiaries, taken as a whole, (C) that is an interest rate derivative, currency derivative or other hedging contract other than foreign currency cash flow hedges entered into in the ordinary course of business and classified as cash flow hedges for accounting purposes or (D) under which any Person is guaranteeing any liabilities or obligations of Skyworks or any of the Skyworks Subsidiaries;
(vii)   any Contract that contains a right of first refusal, first offer, or first negotiation, or with respect to any asset that would reasonably be expected to be material to Skyworks and the Skyworks Subsidiaries, taken as a whole, that contains a “pick” right or other option to acquire ownership or rights, including temporarily, or a call or put right;
(viii)   any Collective Bargaining Agreement;
(ix)   any Contract that: (A) contains any provisions materially restricting the right of Skyworks or any of the Skyworks Subsidiaries to engage in any line of business, compete or transact in any business or with any Person or in any geographic area; or (B) contains any “most favored nation” or similar provisions in favor of the other party, except in each case for any such Contract that may be cancelled without penalty by Skyworks or any Skyworks Subsidiary upon notice of sixty (60) days or less;
(x)   any Contract pursuant to which Skyworks or any Skyworks Subsidiary made payments or expects to make payments in excess of $15,000,000 in the aggregate during the fiscal years ended October 3, 2025, or October 2, 2026;
(xi)   any Contract pursuant to which Skyworks or any Skyworks Subsidiary received payments or expects to receive payments in excess of $13,000,000 in the aggregate during the fiscal years ended October 3, 2025, or October 2, 2026;
(xii)   any Contract with a Skyworks Significant Customer or Skyworks Significant Distributor for the purchase or distribution of Skyworks Products or services;
(xiii)   any Contract with a Skyworks Significant Supplier for the purchase of products or services;
(xiv)   any Contract (other than a Contract evidencing any Skyworks Equity Award on the form or forms used by Skyworks in the ordinary course of business and made available to Qorvo) (A) relating to the voting of any security of Skyworks, (B) providing any Person with any preemptive right, right of participation, right of maintenance, registration right or any similar right with respect to any security of Skyworks; or (C) providing Skyworks with any right of first refusal or similar right with respect to, or right to repurchase or redeem, any security of Skyworks, in any such case, for a dollar amount of securities that is material to Skyworks and the Skyworks Subsidiaries taken as a whole; and
(xv)   any Contract evidencing the settlement of a legal proceeding: (A) that materially restricts or imposes any material obligation on Skyworks or any Skyworks Subsidiary or materially disrupts the business of Skyworks or any Skyworks Subsidiary as currently conducted; or (B) that would require Skyworks or any Skyworks Subsidiary to pay consideration valued at more than $10,000,000 in the aggregate after the date of this Agreement.
(b)   Except as would not reasonably be expected to have a Material Adverse Effect on Skyworks: (i) each of the Skyworks Material Contracts is a valid and binding obligation of Skyworks and each Skyworks Subsidiary party thereto, and enforceable against Skyworks and the Skyworks Subsidiaries and, to the Knowledge of Skyworks, each other party thereto in accordance with its terms, and is in full force and effect; (ii) Skyworks or the Skyworks Subsidiaries, on the one hand, and, to the Knowledge of Skyworks, each other party to each Skyworks Material Contract, on the other hand, have performed all material obligations required to be performed by it under such Skyworks Material Contract, and, to the Knowledge of Skyworks, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or would reasonably be expected to, (A) constitute a violation or breach thereof, (B) give any Person the right to accelerate the maturity or performance of any Skyworks Material Contract, or (C) give any Person the right to cancel, terminate or modify any Skyworks Material Contract; and (iii) as of the Agreement Date, neither Skyworks nor any of the Skyworks Subsidiaries has received written notice, or otherwise has Knowledge, (A) that any other party to any Skyworks Material Contract intends to terminate any Skyworks Material Contract, or (B) of any material dispute related to any Skyworks Material Contract.
Section 5.19   Government Contracts.
(a)   Section 5.19(a) of the Skyworks Disclosure Schedule sets forth, as of the Agreement Date, a complete list of each of Skyworks’ active Government Contracts performed directly for the U.S. Government that are material to Skyworks and the Skyworks Subsidiaries taken as a whole, to the extent the disclosure of such information is not prohibited by applicable Law. Skyworks has made available to Qorvo correct and complete copies of all such Government Contracts required to be listed on Section 5.19(a) of the Skyworks Disclosure Schedule, to the extent the disclosure of each such contract, bid or agreement is not prohibited by applicable Law.
(b)   No active Government Contract (or if applicable and to the Knowledge of Skyworks, prime contract under which a Government Contract was awarded or is anticipated to be awarded) is currently the subject of a bid protest proceeding (or subject to a corrective action where the underlying bid protest proceeding has been dismissed in consideration of the corrective action). No Governmental Body, prime contractor or higher-tier subcontractor has notified Skyworks in writing or, to the Knowledge of Skyworks, orally of the intention to cancel or reduce the value of any Government Contract or to seek Skyworks’ agreement to lower rates under any active Government Contract.
(c)   Since January 1, 2019, except as would not reasonably be expected to have a Material Adverse Effect on Skyworks, Skyworks has complied with (i) all material terms and conditions of each Government Contract, including without limitation all clauses, provisions and requirements incorporated expressly by reference or by operation of any applicable Laws or regulations, (ii) each material obligation required to be performed under each Government Contract and (iii) the material requirements of all applicable Laws pertaining to each Government Contract, including without limitation the FAR, DFARS and other agency supplements to the FAR, whether incorporated explicitly, by reference or by operation of Law, where and as applicable.
(d)   Except as would not reasonably be expected to have a Material Adverse Effect on Skyworks, all representations, certifications, disclosures and warranties executed, acknowledged or submitted by or on behalf of Skyworks, since January 1, 2019, with respect to any Government Contract were current, accurate and complete in all material respects as of their effective date (the dates on which they were made or deemed made); Skyworks has complied, as applicable, in all material respects with all such representations, certifications, disclosures and warranties, and any obligation to update.
(e)   Except as would not reasonably be expected to have a Material Adverse Effect on Skyworks, since January 1, 2019, (i) no Governmental Body, prime contractor or higher-tier subcontractor under any Government Contract, nor any other Person, has notified Skyworks in writing or, to the Knowledge of Skyworks, orally of any actual or alleged violation or breach of any applicable Law, representation, certification, disclosure obligation, contract term, condition, requirement or specification, or administrative order pertaining to any Government Contract, (ii) Skyworks has not received any notice of termination for default or cause, notice of termination for convenience (in whole or in part), cure notice or show cause notice, default or deficiency notice, letter of concern, or similar notice, stop work order, or non-exercise of an option to extend relating to any Government Contract, (iii) no such notice or order has been threatened, in writing or, to the Knowledge of Skyworks, orally, with respect to any Government Contract and (iv) to the Knowledge of Skyworks, no event, condition, or omission has occurred or exists that would constitute grounds for a notice of termination for default or cause, a cure notice or show cause notice, or a default or deficiency notice with respect to any Government Contract.
(f)   Since January 1, 2019, Skyworks has not received written or, to the Knowledge of Skyworks, oral notice of any claims, setoffs/withholds, contract disputes, or requests for equitable adjustments arising under or relating to any active Government Contract, and no Governmental Body has threatened in writing, or to the Knowledge of Skyworks, orally, to assert a claim against Skyworks for breach of contract or violation of any applicable Laws that would be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole. To the Knowledge of Skyworks, no facts or circumstances exist that would reasonably be expected to result in any material claims or material contract disputes related to any active Government Contract.
(g)   Since January 1, 2019, Skyworks has not taken any action that could reasonably be expected to give rise to: (i) a suit under the federal False Claims Act or similar applicable Law, or (ii) a claim for a material price adjustment under the Truthful Cost or Pricing Data Act, FAR Part 31 cost principles, or comparable Law.
(h)   Section 5.19(h) of the Skyworks Disclosure Schedule lists, as of the Agreement Date, to the extent not prohibited by applicable Law or the terms of Skyworks’ active Government Contracts (i) all FCLs held by Skyworks and the issuing CSA and level of clearance for each FCL, and (ii) the number of Skyworks employees who currently hold PCLs. To the Knowledge of Skyworks, there are no facts, events, conditions, acts, omissions or other circumstances that would reasonably be expected to give rise to the suspension or termination of any FCL of Skyworks. Skyworks holds the FCLs necessary to conduct the business of Skyworks and perform all active classified Government Contracts.
(i)   Skyworks has not assigned or otherwise conveyed or transferred, or agreed to assign or otherwise convey or transfer, any active Government Contract, or any account receivable or revenue relating thereto to any Person, whether as a security interest or otherwise. Skyworks has not entered into any financing arrangement with respect to any active Government Contract.
(j)   Since January 1, 2020, Skyworks has not received any adverse or negative past performance evaluations, reports, or ratings (including without limitation material weaknesses or material deficiencies noted in any Contractor Performance Assessment Reports, ratings of less than “satisfactory,” findings of default or other failure to perform, or termination or default) in connection with any Government Contract.
(k)   Since January 1, 2019, neither Skyworks nor any of its employees is or has been (i) debarred, suspended, proposed for suspension or debarment, listed as an excluded party on the System for Award Management, or otherwise excluded from participation in the award or performance of any Government Contract for or with any Governmental Body, or is or was, the subject of a finding of non-responsibility or ineligibility for Government Contracts (excluding for this purpose ineligibility to bid on certain contracts due to generally applicable bidding requirements), (ii) subject to any tax delinquencies or felony convictions requiring disclosure under any applicable Law or Government Contract or (iii) under any administrative, civil or criminal investigation or review, or the subject of any information or criminal indictment, lawsuit, subpoena, civil investigative demand, discovery request or administrative proceeding, concerning any actual or alleged violation of any requirement or applicable Law pertaining to a Government Contract, including without limitation any civil False Claims Act or other “whistleblower” or “qui tam” lawsuit.
(l)   Since January 1, 2019, Skyworks has not made any mandatory disclosures to any Governmental Body with respect to credible evidence of a violation of federal criminal law involving the fraud, conflict of interest, bribery or gratuity provisions found in Title 18 of the United States Code, a violation of the civil False Claims Act, or a significant overpayment in connection with the award, performance or closeout of any Government Contract, and to the Knowledge of Skyworks, there are no facts or circumstances that would require such mandatory disclosure. Except as set forth in Section 5.19(l) of the Skyworks Disclosure Schedules, Skyworks has not made a voluntary disclosure to any Governmental Body with respect to any actual or alleged irregularity, misstatement or omission arising under or relating to a Government Contract.
(m)   Except as would not reasonably be expected to have a Material Adverse Effect, (i) since January 1, 2020, Skyworks has not violated any legal, administrative or contractual restriction concerning the employment of or interactions with current or former government officials and (ii) since January 1, 2020, no payment has been made by Skyworks to any Person which is or was contingent upon the award of any Government Contract in violation of any applicable Law.
(n)   Since January 1, 2019, Skyworks has been in material compliance with all applicable requirements related to data security, cybersecurity and physical security systems and procedures under its Government Contracts. Since January 1, 2019, Skyworks has been in compliance in all material respects with applicable requirements specified in the NISPOM and all applicable requirements under each Government Contract relating to the safeguarding of and access to classified information. Since January 1, 2019, neither DCSA nor any other CSA has issued to Skyworks any written adverse findings or determinations relating to Skyworks’ handling of classified or Controlled Unclassified Information (as defined in Executive Order 13556) and, to the Knowledge of Skyworks, there has been no unauthorized disclosure of classified information by any employee of Skyworks.
(o)   Since January 1, 2020, Skyworks has disclosed all OCIs when required in connection with any Government Contract. There is no specific work or future business opportunity from which Skyworks is currently limited, prohibited, or otherwise restricted from performing or bidding, due to an OCI as defined in FAR 2.101, contract terms or provisions related to OCIs or an OCI mitigation plan that applies to Skyworks in connection with any Government Contract.
(p)   Since January 1, 2019, (i) Skyworks has not undergone and is not currently undergoing any audit, review, inspection, investigation, survey or examination of records relating to any Government Contract, (ii) Skyworks is not conducting any internal investigation or audit in connection with which Skyworks is using or plans to use any legal counsel, auditor, accountant or investigator, (iii) Skyworks has not received written notice of any investigation or review relating to any Government Contract, (iv) no audit, review, inspection, investigation, survey or examination of records relating to any Government Contract has been threatened in writing and (v) Skyworks has not received any written notice or otherwise become aware that any audit, review, inspection, investigation, survey or examination of records that has revealed any fact, occurrence or practice that, in any of (i) – (v), could reasonably be expected to have a Material Adverse Effect on Skyworks.
Section 5.20   Properties.
(a)   Section 5.20(a) of the Skyworks Disclosure Schedule sets forth a true, complete and correct list, as of the Agreement Date, of the street address of each parcel of Skyworks Owned Real Property, as well as a list of any Contracts to acquire any real property by Skyworks or any Skyworks Subsidiary. Except as would not reasonably be expected to have a Material Adverse Effect on Skyworks, Skyworks and/or the applicable Skyworks Subsidiary has good, valid and marketable fee title to all Skyworks Owned Real Property, free and clear of all Liens (except for Permitted Liens). There are no outstanding agreements, options, rights of first offer or rights of first refusal, leases, licenses, subleases or other occupancy agreements granting to any third party any right to purchase, use, occupy or enjoy any Skyworks Owned Real Property or any portion thereof or interest therein. To the extent in the possession of Skyworks, Skyworks has made available to Qorvo complete and accurate copies of all deeds, mortgages, title insurance policies (or if none for the applicable property, title insurance commitments or title insurance reports for such property), surveys, zoning reports, leases, subleases and licenses for each Skyworks Owned Real Property.
(b)   Section 5.20(b) of the Skyworks Disclosure Schedule sets forth a true, complete and correct list of all leasehold or subleasehold estates or other license or occupancy agreements (whether written or oral), and all amendments or modifications thereto (collectively, the “Skyworks Real Property Leases”) held by Skyworks or any Skyworks Subsidiary as of the Agreement Date (collectively, the “Skyworks Leased Real Property”). Except as would not reasonably be expected to interfere in any material respects with the current use and operation of the Skyworks Leased Real Property by Skyworks and the Skyworks Subsidiaries, each Skyworks Real Property Lease is in full force and effect, and Skyworks or a Skyworks Subsidiary holds a valid and existing leasehold interest in all of the Skyworks Leased Real Property, free and clear of all subtenancies and other occupancy rights, and Liens (except for Permitted Liens). All parties to each Skyworks Real Property Lease are in material compliance with the terms thereof and there are no material defaults thereunder or events, which with the passage of time or notice, or both, would constitute a material default. Skyworks has made available to Qorvo complete and accurate copies of each of the Skyworks Real Property Leases described on Section 5.20(b) of the Skyworks Disclosure Schedule.
(c)   Except as would not reasonably be expected to have a Material Adverse Effect on Skyworks, with respect to each Skyworks Owned Real Property and each Skyworks Leased Real Property: (i) neither Skyworks nor any of the Skyworks Subsidiaries has received written notice of any pending or threatened eminent domain, condemnation, or similar taking proceedings; (ii) neither Skyworks nor any of the Skyworks Subsidiaries has received any written notice that would reasonably be likely to cause either Skyworks or any of the Skyworks Subsidiaries to materially curtail its operations at such property, or that would reasonably be expected to materially impair such operations; (iii) to the Knowledge of Skyworks, each Skyworks Owned Real Property and each Skyworks Leased Real Property is in compliance with all applicable Laws, except as would not reasonably be expected to be material, individually or in the aggregate, to Skyworks and the Skyworks Subsidiaries, taken as a whole; and (iv) all utilities presently serving the Skyworks Owned Real Property and Skyworks Leased Real Property are presently adequate to service the existing normal operations of Skyworks and the Skyworks Subsidiaries.
Section 5.21   Tangible Personal Property.   Except as would not reasonably be expected to have a Material Adverse Effect on Skyworks, each of Skyworks and the Skyworks Subsidiaries has good and valid title to, or a valid leasehold interest in, as applicable, all tangible personal property used in their respective businesses free and clear of any Liens, except for Permitted Liens. Such tangible personal property is in good operating condition and repair, ordinary wear and tear and deferred maintenance excepted, and is sufficient for the uses in which such property is presently employed.
Section 5.22   Skyworks Significant Customers and Distributors.   Section 5.22 of the Skyworks Disclosure Schedule sets forth (a) a true and complete list of the top 20 customers (excluding distributors) by revenue for Skyworks and the Skyworks Subsidiaries during the fiscal year ended October 3, 2025, based on amounts paid or payable, or that would otherwise reasonably be expected to be one of the top 20 largest customers (excluding distributors) by revenue for Skyworks and the Skyworks Subsidiaries for the fiscal year ending October 2, 2026 (each, a “Skyworks Significant Customer”), and (b) a true and complete list of the top 10 distributors by revenue for Skyworks and the Skyworks Subsidiaries during the fiscal year ended October 3, 2025, based on amounts paid or payable, or that would otherwise reasonably be expected to be one of the top 10 distributors by revenue for Skyworks and the Skyworks Subsidiaries for the fiscal year ended October 2, 2026 (each, a “Skyworks Significant Distributor”). As of the date of this Agreement, (i) none of Skyworks nor any of the Skyworks Subsidiaries has any outstanding material dispute with any Skyworks Significant Customer or Skyworks Significant Distributor, (ii) Skyworks has not received any written notice from any Skyworks Significant Customer or Skyworks Significant Distributor that such Skyworks Significant Customer or Skyworks Significant Distributor shall not continue as a customer or distributor, as applicable, of Skyworks or any of the Skyworks Subsidiaries, as applicable, or that such customer or distributor intends to terminate or materially modify existing Contracts with Skyworks or any of the Skyworks Subsidiaries, as applicable, including by materially changing the terms of or reducing the scale of the business conducted with Skyworks and the Skyworks Subsidiaries and (iii) there are no facts or circumstances that would reasonably be expected to result in, form the basis of or give rise to a material dispute with any Skyworks Significant Customer or Skyworks Significant Distributor.
Section 5.23   Skyworks Significant Suppliers.   Section 5.23 of the Skyworks Disclosure Schedule sets forth a true and complete list of each supplier who was one of the 20 largest suppliers of Skyworks and the Skyworks Subsidiaries by spend during the fiscal year ended October 3, 2025, based on amounts paid or payable or that would otherwise reasonably be expected to be one of the 20 largest suppliers of Skyworks and the Skyworks Subsidiaries by spend for the fiscal year ending October 2, 2026 (each, a “Skyworks Significant Supplier”). As of the date of this Agreement, (i) none of Skyworks nor any of the Skyworks Subsidiaries has any outstanding material dispute with any Skyworks Significant Supplier, and (ii) Skyworks has not received any written notice from any Skyworks Significant Supplier that such Skyworks Significant Supplier shall not continue as a supplier of Skyworks or any of the Skyworks Subsidiaries, as applicable, or that such supplier intends to terminate or materially modify existing Contracts with Skyworks or any of the Skyworks Subsidiaries, as applicable, including by materially changing the terms of or reducing the scale of the business conducted with Skyworks and the Skyworks Subsidiaries.
Section 5.24   No Other Skyworks Representations or Warranties.   Qorvo hereby acknowledges and agrees that (a) except for the representations and warranties set forth in this Article V, none of Skyworks, or any of its Affiliates or Representatives or any other Person, has made or is making any other express or implied representation or warranty with respect to Skyworks, or any of its Affiliates or Representatives, or their respective businesses or operations, including with respect to any information provided or made available to Qorvo or any of its Affiliates or Representatives or any other Person and (b) except in the case of fraud, none of Skyworks nor any of its Affiliates or Representatives or any other Person will have or be subject to any liability or indemnification obligation or other obligation of any kind or nature to Qorvo or any of its Affiliates or Representatives or any other Person, resulting from the delivery, dissemination or any other distribution to Qorvo or any of its Affiliates or Representatives or any other Person, or the use by Qorvo or any of its Affiliates or Representatives or any other Person, of any information provided or made available to any of them by Skyworks or any Skyworks Subsidiaries, or any of their respective Affiliates or Representatives or any other Person, including any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material provided or made available to Qorvo or any of its Affiliates or Representatives or any other Person, in “data rooms,” confidential information memoranda or management presentations in anticipation or contemplation of the Mergers or any other Transactions.
Section 5.25   Inapplicability of Anti-takeover Statutes; No Rights Plan.   Assuming the accuracy of the representations and warranties of Qorvo in Article IV, there is no takeover or anti-takeover statute or similar federal or state Law, including Section 203 of the DGCL, or provision of the Certificate of Incorporation of Skyworks, applicable to this Agreement and the Transactions that requires additional action by the Skyworks Board in order for any such anti-takeover statute to be inapplicable to this Agreement and the Transactions. None of such actions by the Skyworks Board have been amended, rescinded, or modified. Assuming the accuracy of the representations and warranties of Qorvo in Article IV, no other “fair price,” “moratorium,” “control share acquisition,” “interested stockholder” or other anti-takeover statute or regulation would restrict, prohibit or otherwise be applicable with respect to this Agreement and the Transactions. Skyworks has no stockholder rights plan, “poison-pill” or other comparable agreement designed to have the effect of delaying, deferring or discouraging any Person from acquiring control of Skyworks. As of the date hereof, none of Skyworks, Merger Sub I or Merger Sub II is an “interested stockholder” of Qorvo, as such term is defined in Section 203 of the DGCL.
Section 5.26   Merger Subs.
(a)   Merger Sub I is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted. Merger Sub II is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as now being conducted.
(b)   The Merger Subs (A) were formed solely for the purpose of entering into the transactions contemplated by this Agreement and (B) since the date of their respective formations, have not carried on any business, conducted any operations or incurred any liabilities or obligations other than the execution of this Agreement, the performance of their respective obligations hereunder and matters ancillary thereto.
(c)   (A) Merger Subs have all requisite company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, (B) the execution and delivery of this

Agreement by Merger Subs and the consummation by Merger Subs of the transactions contemplated hereby have been duly authorized by all necessary company action on the part thereof, and (C) this Agreement has been duly executed and delivered by Merger Subs and assuming due execution and delivery by Qorvo and Skyworks constitutes a valid and binding obligation of Merger Subs, enforceable in accordance with its terms, subject to the Enforceability Exceptions.
(d)   (1) The board of directors of Merger Sub I duly and unanimously adopted resolutions: (i) approving the execution, delivery and performance of this Agreement and the Transactions by Merger Sub I; (ii) determining that the terms of the Mergers and the other Transactions are fair to and in the best interests of Skyworks in its capacity as the sole stockholder of Merger Sub I; (iii) recommending that Skyworks, in its capacity as the sole stockholder of Merger Sub I, adopt this Agreement and directing that this Agreement be submitted for approval to Skyworks in its capacity as the sole stockholder of Merger Sub I; and (iv) declaring that this Agreement and the Transactions, including the Mergers, are advisable. Such resolutions have not been rescinded or modified in any way. Prior to or concurrently with the execution of this Agreement, Skyworks, as sole stockholder of Merger Sub I, duly executed and delivered to Merger Sub I a stockholder consent adopting this Agreement pursuant to Section 228 of the DGCL (the “Merger Sub Consent”), a copy of which will be provided to Qorvo promptly after the date hereof. The Merger Sub Consent is currently in effect and has not been rescinded. (2) Skyworks, as the sole member of Merger Sub II, has adopted resolutions approving the Second Merger, a copy of which will be provided to Qorvo promptly after the date hereof.
(e)   The execution and delivery of this Agreement by Merger Subs does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement by Merger Subs shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Merger Subs under their respective organizational documents.
(f)   As of the date hereof, the authorized capital stock of Merger Sub I consists of 100 shares of Common Stock, par value $0.01 per share, of Merger Sub I (“Merger Sub I Common Stock”), of which 100 shares are issued and outstanding. All of the outstanding shares of Merger Sub I Common Stock have been validly issued, are fully paid and nonassessable and owned directly by Skyworks free and clear of any Liens. As of the date hereof, all of the limited liability company interests of Merger Sub II have been validly issued, are fully paid and non-assessable and owned directly by Skyworks free and clear of any Liens.
Section 5.27   Financing.
(a)   Skyworks has delivered to Qorvo a true and complete copy of the fully executed commitment letter from Goldman Sachs Bank USA, dated as of the date of this Agreement (including all related exhibits, schedules, annexes, supplements and term sheets thereto, as may be amended, supplemented, replaced, substituted, terminated or otherwise modified or waived from time to time after the date hereof in compliance with Section 7.16, the “Debt Commitment Letter”), by and between Skyworks and the Financing Sources party thereto, pursuant to which such Financing Sources have committed, subject solely to the conditions expressly set forth therein and the terms thereof, to provide the amounts set forth therein for purposes of funding the Mergers on the date on which the Closing is to occur pursuant to Section 1.2. Skyworks has also delivered to Qorvo a true, complete and fully executed copy of any fee letter with any Financing Source party to the Debt Commitment Letter (it being understood that any such fee letter provided to Qorvo shall be redacted in a customary manner solely with respect to the fees, pricing caps and certain economic terms (including economic flex terms), which redacted information does not adversely affect the amount, availability or conditionality of the funding of the Debt Financing thereunder) (any such fee letter, as may be amended, supplemented, replaced, substituted, terminated or otherwise modified or waived from time to time after the date hereof in compliance with Section 7.16, a “Fee Letter”; each such Fee Letter collectively with the Debt Commitment Letter, the “Debt Financing Commitment”).
(b)   Assuming the Debt Financing is funded in accordance with the Debt Financing Commitment, the aggregate net proceeds from the Debt Financing, when funded in accordance with the Debt Financing

Commitment, together with all other sources of cash available to Skyworks on the Closing Date, will be sufficient for the payment of all of its obligations under this Agreement and the Debt Financing Commitment, including the payment of the cash portion of the Merger Consideration, and all costs, fees and expenses of the Mergers payable by Skyworks, Merger Subs, the Surviving Corporation or the Surviving Company in connection with the Mergers, and any repayment or refinancing of indebtedness contemplated by this Agreement and the Debt Financing Commitment (collectively, the “Financing Uses”).
(c)   As of the date of this Agreement, the Debt Commitment Letter and each Fee Letter are in full force and effect and have not been withdrawn, terminated or rescinded, or amended, restated or otherwise modified or waived in any respect, and no such amendment, restatement, modification, withdrawal, termination or rescission is contemplated or the subject of current discussions (other than any amendment, restatement, amendment and restatement, modification or supplement to the Debt Financing Commitment to add lenders, lead arrangers, bookrunners, underwriters, syndication agents or similar entities that have not executed the Debt Commitment Letter or such Fee Letters as of the date of this Agreement). The Debt Commitment Letter and each Fee Letter are a legal, valid and binding obligation of Skyworks and, to the Knowledge of Skyworks, each of the other parties thereto, enforceable against Skyworks and, to the Knowledge of Skyworks, each of the other parties thereto in accordance with its terms, subject to the Enforceability Exceptions. There are no conditions precedent or other contingencies directly or indirectly related to the funding of the full amount (or any portion) of the Debt Financing at or prior to the Closing, other than as expressly set forth in the Debt Financing Commitment. As of the date of this Agreement, no event has occurred or circumstance exists that, with or without notice, lapse of time or both, constitutes, or could constitute, a breach, default or failure to satisfy a condition under the Debt Financing Commitment by or on the part of Skyworks or, to Skyworks’ Knowledge, any other party to the Debt Financing Commitment under the Debt Financing Commitment. As of the date of this Agreement, there are no side letters or other agreements, Contracts, arrangements or understandings of any kind (written or oral) directly or indirectly related to the Debt Financing or the Debt Financing Commitment except for customary engagement letters or non-disclosure agreements which do not impact the conditionality or amount of the Debt Financing. Skyworks has fully paid all commitment fees and other fees required to be paid on or prior to the date of this Agreement in connection with the Debt Financing. As of the date of this Agreement, Skyworks is not, and has no reason to be, aware of any fact, event or other occurrence that makes any of the representations or warranties in the Debt Financing Commitment inaccurate in any respect. As of the date of this Agreement, no Person that is a party to the Debt Financing Commitment has notified Skyworks (or any of its Affiliates or Representatives) of its intention to terminate any of its obligations under the Debt Financing Commitment or to not provide the Debt Financing.
(d)   As of the date of this Agreement, assuming the satisfaction of the conditions to Skyworks’ obligations to consummate the Closing pursuant to Article VIII, Skyworks has no reason to believe that any of the conditions to the Debt Financing contemplated by the Debt Financing Commitment will not be satisfied on or prior to the Closing Date or that the full amount of the Debt Financing required to satisfy the Financing Uses will not be made available to Skyworks on the Closing Date.
(e)   Notwithstanding anything contained in this Agreement to the contrary, Skyworks and Merger Subs acknowledge and agree that their respective obligations hereunder are not conditioned in any manner whatsoever upon obtaining the Debt Financing or any other financing (including any Capital Markets Issuance) for, or related to, any of the transactions contemplated by this Agreement.
ARTICLE VI
INTERIM OPERATIONS
Section 6.1   Affirmative Obligations.   During the Interim Period, except (i) as expressly contemplated or required by this Agreement, (ii) as required by applicable Law, (iii) in the case of Qorvo, as set forth in Section 6.1 or Section 6.2 of the Qorvo Disclosure Schedule or as consented to in writing by Skyworks (which consent will not be unreasonably withheld, conditioned or delayed), or (iv) in the case of Skyworks, as set forth in Section 6.1 or Section 6.2 of the Skyworks Disclosure Schedule or as consented to in writing by Qorvo (which consent will not be unreasonably withheld, conditioned or delayed), each of Qorvo and Skyworks shall, and shall cause their respective Subsidiaries to, use commercially reasonable efforts to (A) conduct their respective businesses in the ordinary course of business in all material respects, (B) preserve substantially intact their current business organizations, (C) keep available the services of their current officers and key employees, (D) maintain in all material respects their relationships with material customers, suppliers, landlords, creditors, licensors, licensees and other Persons having material business relationships with them (in each case, taken as a whole), and (E) keep in full force and effect all appropriate insurance policies covering all material assets; provided, however, that no action by Qorvo or Skyworks, as applicable, nor any of their respective Subsidiaries with respect to matters addressed specifically by any provision of Section 6.2 shall be deemed a breach of this Section 6.1 by such party unless such action would constitute a breach of such specific provision of Section 6.2.
Section 6.2   Negative Restrictions.   Except (i) as expressly contemplated or required by this Agreement, (ii) as required by GAAP, SEC rules and regulations or applicable Law (including any changes thereto), (iii) in the case of Qorvo, as set forth in Section 6.2 of the Qorvo Disclosure Schedule, or as consented to in writing by Skyworks (which consent will not be unreasonably withheld, conditioned or delayed) or (iv) in the case of Skyworks, as set forth in Section 6.2 of the Skyworks Disclosure Schedule, or as consented to in writing by Qorvo (which consent will not be unreasonably withheld, conditioned or delayed), during the Interim Period, Qorvo and Skyworks shall not, and shall cause their respective Subsidiaries not to:
(a)   declare, accrue, set aside or pay any dividend, make or pay any dividend or other distribution (whether in cash, stock, property or otherwise) in respect of any of their respective shares of capital stock or any other securities or any shares of capital stock or any other securities of their respective Subsidiaries, except: (1) dividends or distributions paid in cash from any of their respective direct or indirect wholly owned Subsidiaries to themselves or another of their respective direct or indirect wholly owned Subsidiaries; and (2) Skyworks may elect to pay a cash dividend in respect of Skyworks Common Stock no more than once per fiscal quarter, in the amounts per share of Skyworks Common Stock of no more than the amounts set forth on Section 6.2(a) of the Skyworks Disclosure Schedule per fiscal quarter for the remainder of fiscal year 2026 and for fiscal year 2027, and, for each fiscal year thereafter, in such amount per share of Skyworks Common Stock for such fiscal year as may be determined by the Skyworks Board in the ordinary course of business in an amount per share of Skyworks Common Stock not to exceed 2% over the prior fiscal year’s greatest per-share dividend payment;
(b)   adjust, split, combine, subdivide or reclassify any capital stock or other equity securities or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock or other securities or otherwise amend the terms of any of their respective securities or any of their respective Subsidiaries’ securities;
(c)   repurchase, acquire, redeem or otherwise reacquire or offer to repurchase, acquire, redeem or otherwise reacquire any shares of their respective capital stock or other securities or shares of capital stock or other securities of any of their respective Subsidiaries, or any warrants, calls, options or other rights to acquire any such capital stock, securities or interests, other than the withholding of shares of Qorvo Common Stock or Skyworks Common Stock, as applicable, to satisfy Tax obligations with respect to Qorvo RSU Awards or Skyworks Equity Awards, as applicable, outstanding on the Agreement Date or issued or granted in accordance with this Agreement;
(d)   sell, issue, grant, deliver, pledge or otherwise encumber or subject to any Lien or authorize the sale, issuance, grant, delivery, pledge, encumbrance or subjection to any Lien of: (i) any of their or their respective Subsidiaries’ respective capital stock or other equity security; (ii) any Qorvo RSU Award or Skyworks Equity Award, as applicable, option, call, warrant or right to acquire any of their capital stock or other equity security or capital stock or other equity security of their respective Subsidiaries; (iii) any instrument convertible into or exchangeable or exercisable for any of their respective capital stock or other equity interest or any capital stock or other equity interest of their respective Subsidiaries; (iv) any rights issued by such party or any of their respective Subsidiaries that are linked in any way to the price of any class of their respective capital stock or of any class of the capital stock of any of their respective Subsidiaries, their value, the value of any of their respective Subsidiaries or any part of their respective businesses or Subsidiaries or any dividends or other distributions declared or paid on any shares of their respective capital stock or the capital stock of any of their respective Subsidiaries; or

(v) any Qorvo Preferred Stock or Skyworks Preferred Stock, as applicable and except that Qorvo and Skyworks may issue shares of Qorvo Common Stock or Skyworks Common Stock pursuant to the exercise or settlement of Qorvo RSU Awards or Skyworks Equity Awards or pursuant to an offering period under the Qorvo ESPP or the Skyworks ESPP, as applicable, in each case, outstanding on the Agreement Date;
(e)   amend or otherwise modify any of the terms of any outstanding Qorvo RSU Awards or Skyworks Equity Awards, as applicable;
(f)   amend or permit the adoption of any amendment to Qorvo Charter Documents or Skyworks Charter Documents, as applicable, or organizational documents of any of their respective Subsidiaries;
(g)   (i) directly or indirectly make any capital contributions to or any other investments in, in any transaction or series of transactions, any Person in excess of $25,000,000 individually or $50,000,000 in the aggregate (other than Skyworks or any Skyworks Subsidiary (in the case of Skyworks) or Qorvo or any Qorvo Subsidiary (in the case of Qorvo), and other than investments in marketable securities or advances to Skyworks Service Providers (in the case of Skyworks) or Qorvo Service Providers (in the case of Qorvo) in the ordinary course of business), (ii) directly or indirectly acquire or agree to acquire in any transaction or series of transactions any controlling Equity Interest in or any business or substantial portion of the assets of any other Person, in an amount exceeding $100,000,000 individually or $250,000,000 in the aggregate, (iii) adopt a plan of complete or partial liquidation or dissolution, or (iv) effect or become a party to any merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction, provided that this clause (iv) shall not prohibit a party or its respective Subsidiaries from taking any actions to the extent specifically permitted by clauses (i) or (ii) of this Section 6.2(g);
(h)   make or incur any capital expenditures or any obligations or liabilities in respect thereof, except for any expenditures that do not exceed, in the aggregate, 10% of those contemplated by and consistent with any annual capital budget prepared in the ordinary course of business and approved by the board of directors (or similar governing body) of such party;
(i)   (A) materially amend or terminate (other than natural expiration in accordance with its terms) or waive any material right, or any remedy or default under, any Qorvo Material Contract or Skyworks Material Contract, as applicable, or (B) enter into or materially amend any Contract that would be a Qorvo Material Contract or Skyworks Material Contract, as applicable, if it had been entered into prior to the Agreement Date, in each case except (x) in the ordinary course of business or (y) renewal of real property leases at the expiration of their respective terms, provided that this clause (i) shall not apply to the extent such action implements a transaction or action that is specifically permitted by any of the other subclauses of this Section 6.2;
(j)   enter into any Contract containing any of the types of provisions set forth in Section 4.18(a)(ix) (with respect to Qorvo) or Section 5.18(a)(ix) (with respect to Skyworks) and which provisions would be binding on Skyworks or any of its Affiliates or the Combined Company after the consummation of the Mergers;
(k)   enter into or amend any Contract if such Contract or amendment would (1) reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Transactions, or require, or reasonably be expected to cause, such party to fail to comply in any material respect with this Agreement, or (2) otherwise delay, prevent or impede the consummation of the Transactions;
(l)   (i) terminate, fail to renew, abandon, cancel, fail to maintain, let lapse, sell, assign or transfer any material Qorvo Registered Intellectual Property or Skyworks Registered Intellectual Property, as applicable, other than such termination, failure to renew, abandonment, cancellation, failure to maintain or allowing to lapse that is within the reasonable business judgment of such party in the ordinary course of business, (ii) grant any rights in any material Qorvo Registered Intellectual Property or Skyworks Registered Intellectual Property, as applicable, or (iii) enter into any material Contract with respect to, sell, assign, transfer or grant any rights (including a license, release, covenant not to sue or immunity, as may be applicable), or any option to any of the foregoing under, or with respect to, or otherwise dispose of any material Qorvo Intellectual Property or Skyworks Intellectual Property, as applicable, other than, in the case of clauses (ii) and (iii) above, (1) licenses granted in the ordinary course of business, (2) Qorvo Ordinary Course Licenses or Skyworks Ordinary Course Licenses, as applicable, and (3) patent sales and patent acquisitions in the ordinary course of business;
(m)   initiate, compromise or settle any litigation or arbitration proceeding, or any actual or threatened litigation (other than settlements that provide for insignificant ancillary ordinary course non-monetary relief or do not require payment by such party in excess of $10,000,000 per year or $20,000,000 in the aggregate (excluding any insurance proceeds, indemnification payments or reimbursements recovered from any third party));
(n)   sell or otherwise dispose of, lease, license, pledge, mortgage, sell and leaseback or otherwise encumber or subject to any Lien (other than Permitted Liens), or otherwise dispose of any tangible personal or real property or tangible assets (or any interests therein) that have a fair market value in excess of $30,000,000 in the aggregate per year, except with respect to inventory or obsolete or worthless equipment in the ordinary course of business;
(o)   make any pledge of any of its material assets or permit any of its material assets, or any of its cash equivalents or short term investments, to become subject to any Liens (other than Permitted Liens);
(p)   except for the incurrence or payoff of Indebtedness contemplated by Section 7.16, redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for any material Indebtedness for borrowed money in excess of $25,000,000 in the aggregate, other than (i) in the ordinary course of business consistent with past practice, (ii) solely among Skyworks and the Skyworks Subsidiaries (or solely among the Skyworks Subsidiaries) or among Qorvo and the Qorvo Subsidiaries (or solely among the Qorvo Subsidiaries) (as applicable), (iii) any drawdown under any revolving credit facility of Qorvo or Skyworks, as the case may be, in existence as of the date hereof or (iv) guarantees or credit support provided by Skyworks or the Skyworks Subsidiaries, or Qorvo and the Qorvo Subsidiaries, for their respective Indebtedness to the extent such Indebtedness, is (1) in existence on the date of this Agreement or (2) incurred in compliance with this paragraph of Section 6.2;
(q)   except as required by any Collective Bargaining Agreement, or any Qorvo Plans or Skyworks Plans, as applicable, existing on the Agreement Date or to the extent permitted by Section 6.2(d), (i) establish, adopt, enter into any new, amend, terminate or take any action to accelerate rights under any plan, program, policy, practice, agreement or other arrangement that would be a Qorvo Plan or a Skyworks Plan, as applicable, if it had been in effect on the Agreement Date; (ii) grant or pay any bonus, incentive or profit-sharing award or payment; (iii) materially increase the amount of the wages, salary, bonuses, commissions, fringe benefits, severance or other compensation (including equity or equity-based compensation, whether payable in stock, cash or other property), benefits or remuneration payable to any Qorvo Service Provider or Skyworks Service Provider, as applicable; (iv) take any action to accelerate any payment or benefit, the vesting of any equity or equity-based award or the funding of any payment or benefit, payable or to become payable to any Qorvo Service Provider or Skyworks Service Provider, as applicable; (v) enter into any employment, severance, change in control, retention, individual consulting or similar agreement with any employee, officer, director or other individual service provider of Qorvo or Skyworks, as applicable, or any of their respective Subsidiaries (other than offer letters that provide for at-will employment for employees based in the United States or individual employment agreements for employees based outside of the United States that are materially similar to a template disclosed, in each case without any severance or change in control benefits for newly hired employees who are hired in the ordinary course of business and whose annual base compensation does not exceed $325,000 individually); (vi) create any retention-related pools of cash, stock or other payments, other than the Retention Plans; (vii) agree to do any of the foregoing, other than with respect the allocations or awards under the Retention Plans, but solely to the extent such allocations or issuances are made in accordance with this Agreement; or (viii) terminate or amend the Retention Plans;
(r)   modify, extend, terminate or enter into any Collective Bargaining Agreement, or recognize or certify any labor union, labor organization, works council or group of employees of Qorvo or Skyworks,

as applicable, or any of their respective Subsidiaries as the bargaining representative for any employees of Qorvo or Skyworks, as applicable, or any of their respective Subsidiaries;
(s)   hire, engage, promote or terminate (other than for cause) any Qorvo Service Provider or Skyworks Service Provider, as applicable who is or would be entitled to receive annual base compensation of $325,000 or more;
(t)   effect or permit a plant closing, mass layoff or similar event that would trigger the WARN Act;
(u)   change any of its methods of accounting or accounting practices in any material respect or write down any of its material assets;
(v)   make, change or revoke any material Tax election, settle or compromise any claim, notice, audit report or assessment in respect of material Taxes, change any annual Tax accounting period, adopt or change any material accounting method for Taxes, file any material amended Tax Return, enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement (other than any customary Tax gross-up and indemnification provisions in commercial agreements whose principal purpose does not relate to Taxes), pre-filing agreement, advance pricing agreement, cost sharing agreement or closing agreement relating to any material Tax, surrender or forfeit any right to claim a material Tax refund, or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment other than pursuant to extensions of the due date to file a Tax Return properly obtained in the ordinary course of business;
(w)   enter into any new business segment that is not reasonably related to its or its Subsidiaries’ existing business segments on the date of this Agreement;
(x)   become party to or approve or adopt any stockholder rights plan or “poison pill” agreement; or
(y)   authorize any of, or commit, resolve or agree in writing or otherwise to take any of, the foregoing actions.
Section 6.3   No Transfer of Control.   The parties acknowledge and agree that nothing contained in Section 6.1 or Section 6.2 will allow Qorvo or Skyworks the right to control or direct the other party’s or its Subsidiaries’ operations prior to the Effective Time.
ARTICLE VII
COVENANTS
Section 7.1   No Solicitation.
(a)   From and after the Agreement Date, until the date on which this Agreement is validly terminated in accordance with its terms pursuant to Section 9.1, except as expressly permitted by this Section 7.1, Qorvo and Skyworks shall not, and shall cause their respective Subsidiaries and their and their respective Subsidiaries’ respective executive officers and directors not to, and shall use reasonable best efforts to cause their other respective Representatives and the other Representatives of their respective Subsidiaries not to, directly or indirectly through another Person (i) solicit, initiate or knowingly take any action to facilitate or encourage any Acquisition Proposal, or proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) participate or engage in any discussions or negotiations with, disclose any non-public information relating to Qorvo or Skyworks, respectively, or any of their respective Subsidiaries to, afford access to their respective businesses, properties, assets, books or records, or otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking (or Qorvo or Skyworks, as applicable, should know is seeking) to make, or has made, any Acquisition Proposal, (iii) (A) amend or grant any waiver or release under any standstill or similar agreement (other than pursuant to a “fall-away” or other similar provision that causes such standstill or similar agreement to be automatically released, waived, modified or amended as a result of entering into this Agreement in and of itself) with respect to any class of equity securities of Qorvo or Skyworks, respectively, or any of their respective

Subsidiaries or (B) approve any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL, (iv) approve or enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract relating to any Acquisition Proposal, in each case, whether written or oral, binding or nonbinding, or enter into any agreement or agreement in principle requiring Qorvo or Skyworks, respectively, to abandon, terminate or fail to consummate the transactions contemplated hereby or breach their respective obligations under this Agreement, or (v) resolve, propose or agree to do any of the foregoing. Qorvo and Skyworks shall, and shall cause their respective Subsidiaries and their and their Subsidiaries’ respective Representatives to immediately cease and cause to be terminated, and shall not authorize or knowingly permit any of their or their Subsidiaries’ respective Representatives to continue, any and all existing activities, discussions or negotiations, with any third party conducted with respect to any Acquisition Proposal, and shall request and, if necessary, use commercially reasonable efforts to enforce any rights to require any such third party (or its agents or advisors) in possession of non-public information in respect of an Acquisition Proposal with respect to Qorvo or Skyworks, respectively, or any of their respective Subsidiaries that was furnished by or on behalf of Qorvo or Skyworks, respectively, and their respective Subsidiaries to return or destroy (and confirm destruction of) all such information.
(b)   Notwithstanding anything in this Agreement to the contrary, at any time prior to receipt of the Qorvo Stockholder Approval, in the case of Qorvo, or receipt of the Skyworks Stockholder Approval, in the case of Skyworks, in response to an unsolicited Acquisition Proposal made after the Agreement Date, and not resulting from a material breach of Section 7.1(a), that the party’s board in receipt of such Acquisition Proposal determines in good faith (after consultation with its financial advisor and outside counsel) constitutes or would reasonably be expected to result in a Superior Proposal in respect of such party, Qorvo or Skyworks, as applicable, may, upon a good faith determination by such party’s board (after consultation with its outside counsel) that failure to take such action would be inconsistent with the board’s fiduciary duties under applicable Law: (A) participate in discussions or negotiations with the Person making such Acquisition Proposal (and its Representatives) regarding such Acquisition Proposal, and (B) furnish information with respect to itself and its Subsidiaries to the Person making such Acquisition Proposal (and such Person’s Representatives and financing sources); provided, however, that Qorvo or Skyworks, as applicable, and such Person enter into a customary confidentiality agreement containing provisions (but that need not contain “standstill” or similar restrictions) and such other terms no less favorable in the aggregate to Qorvo or Skyworks, as applicable, than those contained in the Confidentiality Agreement and containing additional provisions that expressly permit Qorvo or Skyworks, as applicable, to comply with the terms of Section 7.1(c); provided, further, that any material non-public information concerning Qorvo or Skyworks, as applicable, or any of their respective Subsidiaries provided or made available to the Person making such Acquisition Proposal shall, to the extent not previously provided to Skyworks, in the case of any Qorvo Acquisition Proposal, or to Qorvo, in the case of any Skyworks Acquisition Proposal, be provided or made available to such party as promptly as reasonably practicable after it is provided to such Person making such Acquisition Proposal.
(c)   Each of Qorvo and Skyworks will as promptly as reasonably practicable (and in any event within twenty four (24) hours after receipt) notify the other party of its receipt of any Acquisition Proposal. Each of Qorvo and Skyworks shall notify the other party, in writing, of any decision of its board as to whether to consider any Acquisition Proposal or to enter into discussions or negotiations concerning any Acquisition Proposal or to provide non-public information with respect to it to any Person, which notice shall be given as promptly as practicable after such determination was reached (and in any event no later than twenty four (24) hours after such determination was reached). Qorvo or Skyworks, as applicable, will (i) provide the other party with (x) written notice indicating the identity of the Person making such Acquisition Proposal and, if there are no written materials provided by such Person relating to such Acquisition Proposal, a summary in reasonable detail of the terms and conditions of any proposal or offer, (y) unredacted copies of all written materials relating to such Acquisition Proposal, to the extent such written materials were provided, and (z) such other information as is reasonably necessary to keep the other party informed in all material respects of the status and material terms of any such Acquisition Proposal and of any material amendments thereto, (ii) keep the other party reasonably informed as promptly as practicable with respect to any changes to the material terms of an Acquisition Proposal received (and in any event within twenty four (24) hours following any such changes), including by providing an unredacted copy of all written proposals relating to any changes to any Acquisition Proposal, and (iii) promptly (and in any event within twenty four (24) hours of such determination) notify the other party of any determination by its board that such Acquisition Proposal constitutes a Superior Proposal.
Section 7.2   General Efforts to Consummate.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, Skyworks and Qorvo shall use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party or parties hereto in doing, all things reasonably necessary, proper or advisable under applicable Law to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including using reasonable best efforts to obtain all necessary actions or non-actions, Consents and orders from all Governmental Bodies and make all necessary registrations, declarations and filings with all Governmental Bodies, that are necessary to consummate the Mergers; provided, however, that all obligations of Qorvo and Skyworks relating to the HSR Act and other Antitrust Laws or Investment Screening Laws shall be governed exclusively by Section 7.3 and not this Section 7.2.
(b)   In addition to the foregoing, subject to the terms and conditions of this Agreement and without limitation to the parties’ obligations under Section 7.3, neither Skyworks or Merger Subs, on the one hand, nor Qorvo, on the other hand, will take any action, or fail to take any action (including, directly or indirectly, whether by merger, consolidation or otherwise, acquiring, purchasing, leasing or licensing (or agreeing to acquire, purchase, lease or license) any business, corporation, partnership, association or other business organization or division or part thereof, or any securities or collection of assets, or entering into any strategic alliance or similar business relationship), that is intended to or has (or would reasonably be expected to have) the effect of: (i) imposing any material delay in the satisfying of, or materially increasing the risk of not satisfying, the conditions set forth in Section 8.1(c) or Section 8.1(d); (ii) materially increasing the risk of any Governmental Body entering an order prohibiting the consummation of the Mergers or the other Transactions; (iii) materially increasing the risk of not being able to remove any such order on appeal or otherwise; or (iv) preventing, materially impairing or materially delaying, or otherwise materially adversely affecting the consummation of the Mergers or the Transactions or the ability of such party to fully perform its obligations pursuant to this Agreement.
Section 7.3   Regulatory Approvals.
(a)   Each party hereto shall use its reasonable best efforts to make or cause to be made, in cooperation with the other parties hereto and to the extent applicable: (i) as soon as reasonably practicable after the Agreement Date (but in any event within 25 Business Days after the Agreement Date) an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Mergers; and (ii) as promptly as practicable after the Agreement Date all other necessary filings, forms, declarations, notifications, registrations and notices with other Governmental Bodies under other applicable Antitrust Laws and Investment Screening Laws relating to the Mergers. Each party shall use its reasonable best efforts to: (A) respond at the earliest practicable date to any requests for additional information made by the U.S. Department of Justice, the Federal Trade Commission, or any other Governmental Body relating to the Mergers; (B) act in good faith and reasonably cooperate with the other parties in connection with any investigation by any Governmental Body under any Antitrust Law or Investment Screening Law relating to the Mergers; (C) furnish to each other all information required for any filing, form, declaration, notification, registration and notice under any Antitrust Law or Investment Screening Law relating to the Mergers, subject to advice of such party’s counsel; and (D) request early termination of the waiting period under the HSR Act and take all other actions reasonably necessary consistent with this Section 7.3 to cause, as soon as reasonably possible (and in any event, not later than the Outside Date), the expiration or termination of the applicable waiting periods under the HSR Act or any other Antitrust Law or Investment Screening Law relating to the Mergers and the occurrence of the Closing. In connection with the foregoing, each party hereto shall use its reasonable best efforts: (v) to inform the other parties to this Agreement, and if in writing, furnish the other parties with copies of, any material communication from or to any Governmental Body in respect of any filings or inquiry under any Antitrust Law or Investment Screening Law relating to the Mergers; (w) to give the other party reasonable prior notice of any communication with, and any proposed understanding or agreement with, any Governmental Body regarding any investigations, proceedings, filings, forms, declarations, notifications, registrations or notices, and permit the other parties to review and discuss in advance, and consider in good faith the views of the other parties in connection with, any proposed communication, understanding or agreement with any Governmental Body, in each case under any Antitrust Law or Investment Screening Law relating to the Mergers, subject to an appropriate confidentiality agreement and the advice of such party’s antitrust or investment screening counsel (as applicable); (x) to give the other parties advance notice of, and permit the other party to participate in, any substantive meeting or conversation with any Governmental Body in respect of any filings or inquiry under any Antitrust Law or Investment Screening Law relating to the Mergers; (y) if attending a meeting, conference, or conversation with a Governmental Body under any Antitrust Law or Investment Screening Law relating to the Mergers, from which another party is prohibited by applicable Law or by the applicable Governmental Body from participating in or attending, to keep the other party reasonably apprised with respect thereto; and (z) to consult and cooperate with the other parties in connection with any information or proposals submitted in connection with any proceeding, inquiry, or other proceeding under any Antitrust Law or Investment Screening Law relating to the Mergers. Without limiting the foregoing, Qorvo and Skyworks shall each use its reasonable best efforts: (1) to avoid the entry of any Restraint; and (2) to eliminate every impediment under any Antitrust Law or Investment Screening Law that may be asserted by any Governmental Body so as to enable the Closing to occur as soon as reasonably possible (and in any event, not later than the Outside Date). For purposes of this Section 7.3, “reasonable best efforts” shall require and shall include: (I) contesting and resisting (including through litigation on the merits until a final non-appealable decision) any Legal Proceeding, and to avoid the entry of and, if necessary, have vacated, lifted, reversed or overturned any Restraint that restricts, prevents or prohibits the consummation of the Mergers or any other transactions contemplated by this Agreement under any Antitrust Law or Investment Screening Law; and (II) the obligation by Skyworks and any of its Subsidiaries to offer and consent to, and thereafter to implement, and the obligation by Qorvo and any of its Subsidiaries to cooperate with Skyworks and its Subsidiaries in so offering, consenting and implementing, any of the following measures if doing so would enable the parties to avoid, resolve, or lift a Restraint or Legal Proceeding under this Section 7.3: (A) impose any restriction, requirement or behavioral or commercial limitation on the operation of the business or portion of the business of, (B) terminate existing relationships, contractual rights or obligations, ventures or other arrangements of, (C) create any relationship, contractual rights or obligations of, or (D) selling, assigning, transferring, divesting, restructuring, holding separate or otherwise disposing of any assets, business or portion of business of, in each case, Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective Subsidiaries (“Regulatory Remedies”); provided that, notwithstanding anything to the contrary in this Agreement, Skyworks shall not be required to: (aa) sell, assign, transfer, divest, restructure, hold separate or otherwise dispose of any assets, business or portion of business of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective Subsidiaries, other than the sale, assignment, transfer, divestiture, restructuring, holding separate or other disposal of any product line or product lines that, individually or in the aggregate, represent less than $100,000,000 in annual revenue; or (bb) take, or cause to be taken, the imposition of any restriction, requirement or behavioral or commercial limitation on the operation of the business or portion of the business of Qorvo, the Surviving Corporation, the Surviving Company, Skyworks or any of their respective Subsidiaries or any other action, with respect to clause (bb) only, that, individually or in the aggregate, would be material to the Combined Company; and provided further that any obligation to commit to or implement any Regulatory Remedy is subject to such Regulatory Remedy being conditioned on the consummation of the Mergers.
(b)   Notwithstanding anything to the contrary contained in this Section 7.3 or elsewhere in this Agreement, Skyworks shall: (i) control, devise and implement the strategy and timing for seeking and securing any actions or Consents of any Governmental Body with respect to the Transactions, including with respect to developing, proposing or negotiating any Regulatory Remedies or any other commitments, Consents or remedies with any Governmental Body intended to avoid, resolve or lift a Restraint or Legal Proceeding (after taking into account in good faith any comments of Qorvo or its Representatives relating to such strategy), and coordinate any contacts with any Governmental Body (including any Requesting Authority); (ii) take the lead in all meetings, communications, discussions and negotiations with any Governmental Body (including any Requesting Authority) in connection with obtaining any such action or Consent; provided, however, that neither Skyworks nor Qorvo shall participate in any substantive meeting, communication, discussion or negotiation with any Governmental Body (including any Requesting Authority) in connection with this Agreement and the Mergers unless it gives the other party prior notice of, consults with the other party in good faith in advance of, and, to the extent not prohibited by such Governmental Body, gives the other party the opportunity to attend and participate in, such meeting, communication, discussion or negotiation; and (iii) have the right in its sole discretion to commit to or agree with any Governmental Body to stay, toll or extend any applicable waiting period under the HSR Act, any applicable Antitrust Law or any applicable Investment Screening Law (it being understood that Skyworks will consult with Qorvo in good faith prior to making any such commitment or agreement); provided, however, that Skyworks shall not withdraw its initial filing pursuant to the HSR Act or refile without Qorvo’s prior written consent.
Section 7.4    Stockholder Approvals.
(a)   Registration Statement and Stockholders Meetings.
(i)   As soon as practicable following the date of this Agreement, Qorvo and Skyworks shall prepare, and Skyworks and Qorvo shall file with the SEC, the proxy statement/prospectus relating to the Transactions and this Agreement (the “Proxy Statement/Prospectus”), and Skyworks and Qorvo shall prepare and Skyworks shall file with the SEC the Form S-4 (or similar successor form) in connection with the issuance of Skyworks Common Stock in the Transactions (including, if determined by Skyworks, in respect of Adjusted RSU Awards) (including any amendments or supplements thereto) (the “Registration Statement”), in which the Proxy Statement/Prospectus shall be included as a prospectus. Each of Qorvo and Skyworks shall use reasonable best efforts to have the Registration Statement declared (or become) effective under the Securities Act as promptly as practicable after such filing. Qorvo and Skyworks shall, as promptly as practicable after receipt thereof, provide the other party copies of any written comments and advise the other party of any oral comments, with respect to the Proxy Statement/Prospectus received from the SEC. Skyworks and Qorvo shall cooperate and provide the other party with a reasonable opportunity to review and comment on any amendment or supplement to the Registration Statement prior to filing such with the SEC, and with a copy of all such filings made with the SEC. Notwithstanding any other provision herein to the contrary, no amendment or supplement (including by incorporation by reference) to the Proxy Statement/Prospectus or the Registration Statement shall be made without the approval of both Qorvo and Skyworks, which approval shall not be unreasonably withheld, conditioned or delayed; provided that this approval right shall not apply with respect to information relating to a Change in Board Recommendation. Qorvo shall use reasonable best efforts to cause the Proxy Statement/Prospectus to be mailed to Qorvo’s stockholders, and Skyworks shall use reasonable best efforts to cause the Proxy Statement/Prospectus to be mailed to Skyworks’ stockholders, in each case as promptly as practicable (and in no event more than 45 days) after the Registration Statement is declared (or has become) effective under the Securities Act. Each party shall advise the other, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time any information relating to Qorvo, Skyworks or any of their respective affiliates, officers or directors, should be discovered by Qorvo or Skyworks that should be set forth in an amendment or supplement to any of the Registration Statement or the Proxy Statement/Prospectus, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of Qorvo and Skyworks.
(ii)   So long as there has not been a Change in Board Recommendation by the Qorvo Board, Qorvo shall, as promptly as practicable (and in any event no more than 45 days) after the Registration

Statement is declared (or has become) effective under the Securities Act, establish a record date for and duly give notice of, convene and hold the Qorvo Stockholder Meeting in accordance with the DGCL for the purpose of obtaining the Qorvo Stockholder Approval and shall, subject to the provisions of Section 7.4(b), through its Board of Directors, recommend to its stockholders the adoption of this Agreement. Qorvo may only postpone or adjourn the Qorvo Stockholder Meeting (A) to solicit additional proxies for the purpose of obtaining the Qorvo Stockholder Approval, (B) for the absence of a quorum, and (C) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that Qorvo has determined after consultation with outside legal counsel is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of Qorvo prior to the Qorvo Stockholder Meeting; provided, however, that Qorvo shall postpone or adjourn the Qorvo Stockholder Meeting up to two (2) times for up to thirty days each time upon the reasonable request of Skyworks.
(iii)   So long as there has not been a Change in Board Recommendation by the Skyworks Board, Skyworks shall, as promptly as practicable (and in any event no more than 45 days) after the Registration Statement is declared (or has become) effective under the Securities Act, establish a record date for and duly give notice of, convene and hold the Skyworks Stockholder Meeting in accordance with the DGCL for the purpose of obtaining the Skyworks Stockholder Approval and shall, subject to the provisions of Section 7.4(b), through its Board of Directors, recommend to its stockholders the approval of the issuance of Skyworks Common Stock pursuant to this Agreement (including pursuant to Section 3.2) (the “Skyworks Stock Issuance”) in accordance with the Nasdaq Listing Rule 5635(a). Skyworks may only postpone or adjourn the Skyworks Stockholder Meeting (A) to solicit additional proxies for the purpose of obtaining the Skyworks Stockholder Approval, (B) for the absence of a quorum, and (C) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that Skyworks has determined after consultation with outside legal counsel is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of Skyworks prior to the Skyworks Stockholder Meeting; provided, however, that Skyworks shall postpone or adjourn the Skyworks Stockholder Meeting up to two (2) times for up to thirty days each time upon the reasonable request of Qorvo.
(iv)   Qorvo and Skyworks shall use reasonable best efforts to hold the Qorvo Stockholder Meeting and the Skyworks Stockholder Meeting on the same date and as soon as reasonably practicable after the date of this Agreement.
(v)   The only matters to be voted upon at each of the Qorvo Stockholder Meeting and the Skyworks Stockholder Meeting will be (A) the Mergers, as applicable, (B) the Skyworks Stock Issuance, as applicable, (C) any adjournment or postponement of the Qorvo Stockholder Meeting or the Skyworks Stockholder Meeting, as applicable, (D) if required by applicable Law, the shareholder advisory vote contemplated by Rule 14a-21(c) under the Exchange Act and (E) any other matters as are required by applicable Law in connection with the foregoing.
(vi)   Each of Qorvo and Skyworks agrees that none of the information supplied or to be supplied by or on behalf of itself for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Each of Qorvo and Skyworks agrees that none of the information supplied or to be supplied by or on behalf of itself for inclusion or incorporation by reference in the Proxy Statement/Prospectus, will, at the time the Proxy Statement/Prospectus or any amendment thereof or supplement thereto is first mailed to the stockholders of Qorvo and the stockholders of Skyworks, respectively, and at the time of the Qorvo Stockholder Meeting and the Skyworks Stockholder Meeting, respectively, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Qorvo Stockholder Meeting or the Skyworks Stockholder Meeting any fact or event relating to Qorvo or any of its Affiliates, or Skyworks or any of its Affiliates, which should be set forth in an amendment or supplement to the Proxy Statement/Prospectus should be discovered by Qorvo or Skyworks or should occur, as the case may be, Qorvo or Skyworks, as applicable, shall, promptly after becoming aware thereof, inform the other of such fact or event, and an appropriate amendment or supplement describing such fact or event shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of Qorvo and Skyworks. Notwithstanding the foregoing, (A) no representation, warranty or covenant is made by Qorvo with respect to statements made or incorporated by reference therein based on information supplied by Skyworks for inclusion or incorporation by reference therein, and (B) no representation, warranty or covenant is made by Skyworks with respect to statements made or incorporated by reference therein based on information supplied by Qorvo for inclusion or incorporation by reference therein.
(vii)   Notwithstanding (A) any Change in Board Recommendation, (B) any public proposal or announcement or other submission to Qorvo or Skyworks of an Acquisition Proposal or (C) anything in this Agreement to the contrary, but subject to Qorvo’s and Skyworks’ right to terminate this Agreement in accordance with its terms, including pursuant to Section 9.1(j) or Section 9.1(k), the obligations of each of Qorvo and Skyworks under this Section 7.4 shall continue in full force and effect.
(b)   Neither the Qorvo Board, nor the Skyworks Board nor any committee thereof shall (i) fail to make, withdraw, amend, modify or qualify, or publicly propose to withhold, withdraw, amend, modify or qualify its Board Recommendation, (ii) approve, endorse, adopt or recommend, or publicly propose to approve, endorse, adopt or recommend, any Acquisition Proposal or Superior Proposal, (iii) fail to recommend against acceptance of any tender offer or exchange offer for Qorvo Common Stock, in the case of any offer for Qorvo, or for Skyworks Common Stock, in the case of any offer for Skyworks, within ten (10) Business Days after the commencement of such offer, (iv) take any action to exempt or make any Person (other than Skyworks or Qorvo) not subject to the provisions of Section 203 of the DGCL or any other potentially applicable anti-takeover or similar statute or regulation, (v) fail to affirm publicly and without qualification its Board Recommendation following any reasonable written request by the other party to provide such reaffirmation (including in the event of an Acquisition Proposal (other than pursuant to a commenced tender offer or exchange offer) having been publicly disclosed) prior to the earlier of (x) ten (10) calendar days following such request and (y) five (5) Business Days prior to the Qorvo Stockholder Meeting or Skyworks Stockholder Meeting, as applicable (provided, in the case of clause (y), that if such request is made fewer than eight (8) Business Days prior to such meeting, then, notwithstanding the foregoing, the board in receipt of such request or any committee thereof shall have four (4) Business Days to respond to such request for reaffirmation), it being further agreed that no such request for such affirmation shall be made except once per Acquisition Proposal or material modification of such Acquisition Proposal, or (vi) resolve or agree to take any of the foregoing actions (each such foregoing action or failure to act in clauses (i) through (vi) being referred to as a “Change in Board Recommendation”). Notwithstanding the foregoing, the determination (but not the adoption, approval, recommendation or endorsement) by the Qorvo Board or Skyworks Board, as applicable, that an Acquisition Proposal is or would be reasonably likely to lead to a Superior Proposal in accordance with Section 7.1(b) shall not, in and of itself, be deemed a “Change in Board Recommendation,” and the Qorvo Board or Skyworks Board, as applicable, may, at any time prior to receipt of the relevant Stockholder Approval, take any of the actions set forth in Section 7.4(b)(i) and Section 7.4(b)(ii) below (provided, however, that prior to taking any such action, such party complies with Section 7.4(c) of this Agreement):
(i)   if there is an Intervening Event, effect a Change in Board Recommendation if such board concludes in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law; and
(ii)   effect a Change in Board Recommendation in response to an Acquisition Proposal if (A) such board concludes in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law and (B) such board concludes in good faith, after consultation with such party’s financial advisor and outside counsel, that the Acquisition Proposal constitutes a Superior Proposal.

(c)   Notwithstanding anything to the contrary set forth in Section 7.4(b), Qorvo and Skyworks shall not be entitled to make a Change in Board Recommendation pursuant to Section 7.4(b)(i) and Section 7.4(b)(ii) unless: (A) Qorvo or Skyworks, as applicable, shall have first provided prior written notice at least four (4) Business Days prior to making a Change in Board Recommendation (the “Notice Period”) to the other party of its intention to make a Change in Board Recommendation, which notice shall, if the basis for the proposed action by its board is an Intervening Event, contain a description of the Intervening Event giving rise to such proposed action or, if the basis for the proposed action by its board is a Superior Proposal, include the information with respect to such Superior Proposal that is specified in Section 7.1(c), as well as a copy of such Superior Proposal (a “Superior Proposal Notice”) (it being understood and agreed that the delivery of such notice shall not, in and of itself, be deemed to be a Change in Board Recommendation); (B) Qorvo or Skyworks, as applicable, shall, and shall cause its respective financial advisor and legal counsel to, during the Notice Period, negotiate with the other party (to the extent the other party desires to negotiate) in good faith to make such amendments to the terms and conditions of this Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal or so that the Intervening Event no longer forms the basis for its board to effect a Change in Board Recommendation, including providing the other party and its Representatives with an opportunity to make a presentation to its board regarding this agreement and any adjustments with respect thereto, if the other party, in its discretion, proposes to make such amendments and/or presentation (it being understood and agreed (x) that in the event that, after commencement of the Notice Period, there is any material revision to the terms of a Superior Proposal, including any revision in price, Qorvo or Skyworks, as applicable, will be required to deliver a new written notice to the other party and to comply with the requirements of this Section 7.4(c) with respect to such new written notice, and the Notice Period shall be extended, if applicable, to ensure that at least two (2) Business Days remain in the Notice Period subsequent to the time the party notifies the other party of any such material revision and (y) that there may be multiple extensions of the Notice Period); and (C) its board of directors (after consultation with its financial advisor and outside counsel), has in good faith reaffirmed its determination that the Intervening Event continues to form the basis for its board to effect a Change in Board Recommendation or the offer previously constituting a Superior Proposal continues to constitute a Superior Proposal, as the case may be; provided, that neither the delivery of a Superior Proposal Notice nor any public announcement thereof that such party determines that it is required to make under applicable Law shall constitute a Change in Board Recommendation, unless and until it shall have failed promptly after the end of the Notice Period to publicly announce that it (A) was recommending the Transactions and (B) has determined that such other Acquisition Proposal (taking into account (1) any modifications or adjustments made to the Transactions and agreed to by the parties and (2) any modifications or adjustments made to such other Acquisition Proposal) is not a Superior Proposal and has publicly rejected such Superior Proposal.
(d)   Nothing in this Agreement, but subject to Section 7.4(b), shall prohibit the Qorvo Board or the Skyworks Board from (i) taking and disclosing to their respective stockholders a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 promulgated under the Exchange Act, and (ii) making any disclosure to their respective stockholders that it determines in good faith (after consultation with its outside legal counsel) that the failure to make such disclosure would reasonably be expected to be inconsistent with the board’s fiduciary duties under applicable Law.
(e)   Skyworks, including in its capacity as the sole stockholder of Merger Sub I and the sole member of Merger Sub II, shall take all actions necessary to (a) cause Merger Sub I, Merger Sub II and, after the Closing, the Surviving Company, to perform their respective obligations under this Agreement and to consummate the Mergers on the terms and conditions set forth in this Agreement, (b) after the Effective Time, cause the Second Merger to occur and (c) ensure that each of Merger Sub I and Merger Sub II prior to the Effective Time shall not conduct any business, incur or guarantee any Indebtedness or make any investments, other than incident to its obligations under this Agreement, the Debt Financing Commitment, the definitive agreements with respect to the Debt Financing or the transactions contemplated hereby or thereby, including the Debt Financing.

Section 7.5   Notification of Certain Events.   Each of Qorvo and Skyworks shall, as promptly as reasonably practicable, notify the other:
(a)   upon becoming aware that any material representation or warranty made by it in this Agreement has become untrue or inaccurate, or of any material failure of such Person to comply with or satisfy any covenant or agreement to be complied with or satisfied by it under this Agreement, in each case, such that any condition to the Mergers would reasonably be expected to fail to be satisfied; provided, however, that no such notification shall affect or be deemed to modify any representation or warranty of such party set forth herein or the conditions to the obligations of the other party to consummate the Mergers, or the remedies available to the parties hereto, and provided, further, that failure to give any such notice under this Section 7.5 shall not be treated as a breach of covenant for the purposes of Section 8.2(a), Section 8.3(a), Section 9.1(h) or Section 9.1(i) of this Agreement, as applicable;
(b)   to the extent Qorvo has Knowledge of such notice or communication or that Skyworks has Knowledge of such notice or communication, as the case may be, of any written communication from any Person alleging that the Consent of such Person is required in connection with the Mergers, and the failure to obtain such Consent would reasonably be expected to have a material impact on Qorvo and the Qorvo Subsidiaries, taken as a whole, or Skyworks and the Skyworks Subsidiaries, taken as a whole, or the Combined Company;
(c)   of any material written communication from any Governmental Body related to the Mergers; and
(d)   of any proceedings commenced and served upon, or threatened in writing against, Qorvo or any Qorvo Subsidiaries, or Skyworks or any Skyworks Subsidiaries, that, if pending on the Agreement Date, would have been required to have been disclosed pursuant to any Section of this Agreement.
Section 7.6   Access and Investigation.   Subject to the Confidentiality Agreement, during the period commencing on the Agreement Date and ending on the earlier of (1) the Effective Time, and (2) the valid termination of this Agreement pursuant to Section 9.1 (such period being referred to herein as the “Interim Period”), each of Qorvo and Skyworks shall, and shall cause their respective Representatives, to: (i) provide Skyworks or Qorvo, as applicable, with reasonable access in a manner not unreasonably disruptive to the operation of the businesses of Qorvo or Skyworks, as applicable, or to their respective Subsidiaries, during normal business hours to Qorvo’s or Skyworks’, as applicable, and each of their respective Subsidiaries’, Representatives, books, records, Tax Returns, operating and financial reports, work papers, assets, Contracts and other documents and information relating to Qorvo or to Skyworks, as applicable, or to their respective Subsidiaries; and (ii) provide Skyworks or Qorvo, as applicable, and their respective Representatives with such copies of the books, records, Tax Returns, work papers, Contracts and other documents and information relating to Qorvo or Skyworks, as applicable, and their respective Subsidiaries, and with such additional financial, operating and other data and information regarding Qorvo or Skyworks, as applicable, and their respective Subsidiaries, in each of cases (i) and (ii), (A) under the supervision of appropriate personnel of the providing party, (B) in such a manner not to unreasonably interfere with the usual operation of the providing party, (C) to the extent reasonably necessary for (x) the consummation of the Transactions or (y) planning for the integration of the parties’ businesses (and with respect to clause (y), only to the extent such information is reasonably necessary at such time in advance of the Effective Time), and (D) with respect to books, records, Tax Returns, operating and financial reports, work papers, assets, Contracts and other documents and information relating to Qorvo or to Skyworks, as applicable, or to their respective Subsidiaries, solely to the extent such items are in the possession or control of such party or any of its Representatives. Information obtained by Skyworks or Qorvo, as applicable, pursuant to this Section 7.6 will constitute “Evaluation Material” (subject to any exception contained in such definition) under the Confidentiality Agreement and will be subject to the provisions of the Confidentiality Agreement. Nothing in this Section 7.6 shall require Qorvo or Skyworks to: (1) permit any inspection, or to disclose any information, that in the reasonable judgment of such party, would reasonably be expected to: (A) violate any of its or its Affiliates’ respective Contract obligations with respect to confidentiality; (B) result in a violation of applicable Law; or (C) result in loss of legal protection, including the attorney-client privilege and work product doctrine; or (2) take any actions otherwise permitted not to be taken pursuant to, or provide information (other than to the extent required by Section 7.1, Section 7.4(b) or Section 7.4(c)) from the

Skyworks Board’s or the Qorvo Board’s deliberation or evaluation of the matters described in, clauses (iii) or (iv) of Section 7.8. Without limiting the foregoing, in the event that Qorvo or Skyworks does not provide access or information in reliance on the immediately preceding sentence, it shall provide notice to the other party that it is withholding such access or information and, in the case of the foregoing clauses (A) or (B), shall use commercially reasonable efforts to communicate the applicable information in a way that would not violate the applicable Law or Contract.
Section 7.7   Confidentiality.   Notwithstanding anything therein to the contrary, the Confidentiality Agreement, dated as of April 8, 2025, by and between Skyworks and Qorvo (the “Confidentiality Agreement”), other than the fourth paragraph thereof, shall be extended, as applicable, and shall remain in full force and effect in accordance with its terms until the earlier of (i) two years following the termination of this Agreement (except that the eighth paragraph thereof shall be extended only until the termination of this Agreement) and (ii) the Effective Time, at which time the Confidentiality Agreement shall automatically terminate without further action. All obligations of the parties under the fourth paragraph of the Confidentiality Agreement shall be suspended for the duration of this Agreement upon the execution and delivery of this Agreement. All information subject to the Clean Room Agreement or the Joint Defense Agreement shall remain so subject.
Section 7.8   Public Announcements.   Skyworks and Qorvo: (a) shall mutually agree to the text of the joint press release and investor relations presentation announcing the signing of this Agreement; and (b) shall consult with each other before issuing any further press release or otherwise making any public statement with respect to the Mergers or any of the other Transactions, and shall not issue any such press release or make any such public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing: (i) each party may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences and make internal announcements to employees, so long as such statements or announcements are consistent with (and not materially expansive of) previous press releases, public disclosures or public statements or announcements made jointly by the parties (or individually, if approved by the other party); (ii) either party may, without the prior consent of the other party, issue any such press release or make any such public announcement or statement as may be required by applicable Law or by Nasdaq if it first notifies and consults with the other party prior to issuing any such press release or making any such public announcement or statement; (iii) the parties need not consult with (or obtain the consent of) the other in connection with any press release, public statement or filing to be issued or made with respect to any Acquisition Proposal or any modification or withdrawal of their respective Board Recommendations in accordance with Section 7.4; and (iv) neither party need consult with (or obtain the consent of) the other party in connection with any press release, public statement or filing in connection with any Legal Proceeding between the parties related to this Agreement or any of the Transactions.
Section 7.9   Employee Matters.
(a)   For purposes of this Section 7.9, (i) the term “Covered Employees” means employees who are actively employed by Qorvo or its Subsidiaries immediately prior to the Closing and who remain employed by Skyworks, the Surviving Company or any of their respective Subsidiaries immediately after the Closing; and (ii) the term “Continuation Period” means the period beginning at the Closing and ending on the first anniversary of the Closing.
(b)   During the Continuation Period, Skyworks shall, or shall cause a Subsidiary of Skyworks to, provide to each Covered Employee for so long as such Covered Employee remains employed by Skyworks or any of its Subsidiaries during the Continuation Period, (i) an annual base salary or base wage rate that is no less favorable than the annual base salary or base wage rate that was provided to the Covered Employee immediately prior to the Closing, (ii) a total annual target cash opportunity (i.e., inclusive of annual base salary or base wage rate and any applicable target annual cash bonus opportunity, and excluding any equity or equity-based compensation opportunity) that is no less favorable than the total annual target cash opportunity that was provided to the Covered Employee immediately prior to the Closing, (iii) severance pay and benefits at levels that are no less favorable than the greater of (x) the levels of such severance pay and benefits as in effect under the Qorvo Plans immediately prior to the Closing and (y) the levels of such severance pay and benefits applicable to similarly situated employees of Skyworks, and (iv) other employee benefits (other than defined benefit pension benefits, retiree health and insurance benefits, and equity and equity-related incentive compensation) that are substantially comparable, in the aggregate, to those provided to Covered Employees under the Qorvo Plans immediately prior to the Closing. Furthermore, it is Skyworks’ present intention that, during the Continuation Period, it shall provide Covered Employees with annual long-term incentive compensation opportunities that are no less favorable than, at Skyworks’ election, the long-term incentive compensation opportunities, if any, (x) provided to similarly situated employees of Skyworks or (y) provided to such Covered Employees immediately prior to the Closing; provided, that, with respect to any such annual long-term incentive compensation awarded to a Covered Employee during such Continuation Period, the terms set forth on Section 7.9(b) of the Qorvo Disclosure Schedules shall apply.
(c)   In the event any Covered Employee first becomes eligible to participate under any employee benefit plan, program, policy, or arrangement of Skyworks or any of its Subsidiaries (“Skyworks Plan”) following the Closing, Skyworks shall, or shall cause a Subsidiary of Skyworks to, use reasonable best efforts to (i) waive any preexisting condition exclusions and waiting periods with respect to participation and coverage requirements applicable to any Covered Employee under any Skyworks Plan providing medical, dental, or vision benefits to the same extent such limitation would have been waived or satisfied under the Qorvo Plan the Covered Employee participated in immediately prior to coverage under the Skyworks Plan; and (ii) provide each Covered Employee with credit for any copayments and deductibles paid under a Qorvo Plan prior to the Covered Employee’s coverage under any corresponding Skyworks Plan during the plan year in which the Covered Employee first becomes eligible to participate in the applicable Skyworks Plan, to the same extent such credit was given under the employee benefit plan Covered Employee participated in immediately prior to coverage under the Skyworks Plan, in satisfying any applicable deductible or out-of-pocket requirements under the Skyworks Plan for the plan year in which the Covered Employee first becomes eligible to participate in such Skyworks Plan.
(d)   As of the Closing, Skyworks shall, or shall cause a Subsidiary of Skyworks to, use reasonable best efforts to recognize the service of each Covered Employee prior to the Closing to Qorvo (or any predecessor entities of Qorvo or any of the Qorvo Subsidiaries) for purposes of eligibility, vesting and level of benefits (but not for benefit accrual purposes under any defined benefit pension plan, eligibility for early retirement subsidies, eligibility for or benefits accruals under any retiree medical or insurance program or vesting of any equity or equity-related incentive compensation (except as required pursuant to this Agreement)) to the same extent as such Covered Employee received, immediately before the Closing, credit for such service under any similar Qorvo Plan in which such Covered Employee participated immediately prior to the Closing. In no event shall anything contained in this Section 7.9 result in any duplication of benefits for the same period of service.
(e)   Unless otherwise requested in writing by Skyworks, the Qorvo Board (or the appropriate committee thereof) shall adopt resolutions and take such corporate action as is necessary to terminate any Qorvo Plan intended to qualify as a qualified cash or deferred arrangement under Section 401(k) of the Code (collectively, the “Qorvo 401(k) Plans”), effective no later than the day immediately prior to the Closing Date and, effective as of such date, no employee of Qorvo or any Qorvo Subsidiary shall have any right thereafter to contribute any amounts to the Qorvo 401(k) Plans. Qorvo shall provide Skyworks with a reasonable opportunity to review and comment, in advance of any such adoption or corporate action, on any such resolutions or corporation actions. If the Qorvo 401(k) Plans are terminated in accordance with this Section 7.9(e), effective as of the Closing, Skyworks shall permit each Covered Employee who, as of immediately prior to the Closing, was eligible to participate in a Qorvo 401(k) Plan, to be eligible to participate in a Skyworks Plan intended to qualify as a qualified cash or deferred arrangement under Section 401(k) of the Code (the “Skyworks 401(k) Plan”) effective as of, or as soon as administrative feasible following, the Closing Date, and Skyworks shall cause the Skyworks 401(k) Plan to accept the rollover of account balances (including, subject to the following sentence, the in-kind rollover of promissory notes evidencing outstanding participant loans that are not in default) from the applicable Qorvo 401(k) Plan to the Skyworks 401(k) Plan for each Covered Employee who elects such direct rollover in accordance with the terms of the Qorvo 401(k) Plan and the Code. Qorvo and Skyworks shall cooperate in good faith to work with the Qorvo 401(k) Plan and Skyworks 401(k) Plan recordkeepers to develop a process and procedure for effecting the in-kind direct rollover of promissory notes evidencing participant loans from the Qorvo 401(k) Plan to the Skyworks 401(k) Plan, and the obligation of the Skyworks 401(k) Plan to accept the direct rollover of loan promissory notes is conditioned on the development of a loan rollover process and procedure that is acceptable to the respective recordkeepers. In the event that a process and procedure acceptable to the Qorvo 401(k) Plan and Skyworks 401(k) Plan recordkeepers for effecting the in-kind rollover of loan promissory notes is agreed upon, Qorvo and Skyworks shall take any and all commercially reasonable actions needed to permit each Covered Employee with an outstanding loan balance under a Qorvo 401(k) Plan as of the Closing Date to continue to make scheduled loan payments to the Qorvo 401(k) Plan after the Closing, pending the distribution and in-kind rollover of such promissory notes evidencing such loans, so as to prevent, to the extent reasonably possible, a deemed distribution or loan offset with respect to such outstanding loans.
(f)   Prior to the Closing, Skyworks and Qorvo shall cooperate in timely satisfying any notice, information, consent, or consultation obligations, and other similar requirements in respect of any applicable Collective Bargaining Agreement, or in accordance with applicable Law, to any labor or trade union, works council, labor organization or similar employee representative that may be triggered by this Agreement or the Transactions.
(g)   Prior to the Closing, Skyworks and Qorvo will each grant retention incentives to their respective key employees pursuant to the terms and conditions set forth on Section 7.9(g) of the Skyworks Disclosure Schedule and on Section 7.9(g) of the Qorvo Disclosure Schedule, respectively (the “Skyworks Retention Terms” and the “Qorvo Retention Terms,” respectively), plan documents for which shall be adopted prior to the Closing in forms to be mutually agreed between Skyworks and Qorvo (the “Skyworks Retention Plan” and the “Qorvo Retention Plan,” respectively, and, together, the “Retention Plans”)). For the avoidance of doubt, in the event the Closing does not occur, Skyworks shall be solely liable for all costs and liabilities relating to the Skyworks Retention Plan and Qorvo shall be solely liable for all costs and liabilities relating to the Qorvo Retention Plan.
(h)   Skyworks acknowledges and agrees that the Closing will constitute a “Change in Control” or “Change of Control” (or other similar phrase) within the meaning of each Qorvo Plan that contains change in control provisions. From and after the Closing, Skyworks shall, and shall cause the Surviving Corporation to, be bound by, honor and comply with the terms of each such Qorvo Plan containing provisions relating to a “Change in Control” or “Change of Control” (or other similar phrase). Section 7.9(h) of the Qorvo Disclosure Schedule sets forth a list of each Individual Agreement.
(i)   This Section 7.9 shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this Section 7.9, express or implied, (i) shall be construed to limit the right of Skyworks, Qorvo, or any of their respective Subsidiaries to amend, modify or terminate any Qorvo Service Provider Benefit Plan or Skyworks Service Provider Benefit Plan or other employee benefit plan, program, policy, practice, agreement or arrangement at any time assumed, established, sponsored, or maintained by any of them, (ii) shall be construed to require Skyworks, Qorvo, or any of their respective Subsidiaries to retain the employment of any particular Person for any fixed period of time following the Closing, (iii) shall be construed to establish, amend, or modify any benefit plan, program, policy, practice, agreement or arrangement or (iv) is intended to confer upon any Person (including employees, retirees, or dependents or beneficiaries of employees or retirees) any right as a third-party beneficiary of this Agreement or any remedy of any nature whatsoever hereunder.
Section 7.10   Director and Officer Matters.
(a)   From the Effective Time until the sixth anniversary of the Effective Time, Skyworks shall cause the Surviving Corporation and the Surviving Company to exculpate, indemnify and hold harmless (and shall also cause the Surviving Corporation and the Surviving Company to advance expenses as incurred), (i) to the fullest extent permitted under applicable Law, and (ii) in accordance with any indemnification agreements with Qorvo or any Qorvo Subsidiary in effect on the date of this Agreement, each present and former director and officer of Qorvo or any Qorvo Subsidiary (collectively, the “Indemnified Persons”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Persons’ service as a director or officer of Qorvo or any Qorvo Subsidiary or services performed by such Persons at the request of Qorvo or any Qorvo Subsidiary at or prior to the

Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including with respect to (A) the Mergers and the other Transactions and (B) actions to enforce this Section 7.10.
(b)   All rights to indemnification, exculpation and advancement and reimbursement of expenses by Qorvo or any Qorvo Subsidiary existing in favor of the Indemnified Persons for their acts and omissions as directors and officers occurring prior to the Effective Time, as provided in Qorvo’s or the applicable Qorvo Subsidiary’s certificate of incorporation, bylaws or other similar organizational documents (as in effect as of the date of this Agreement) and as provided in those indemnification agreements between Qorvo or any Qorvo Subsidiary and such Indemnified Persons (as in effect as of the date of this Agreement), will survive the Mergers and continue in full force and effect (to the extent such rights to indemnification are available under and consistent with applicable law) for a period of six years following the date on which the Mergers become effective, and the Surviving Company and its Subsidiaries will (and Skyworks will cause the Surviving Company and its Subsidiaries to) honor and fulfill, in all respects, the obligations of Qorvo or any Qorvo Subsidiary in respect of such rights of indemnification, exculpation and advancement and reimbursement of expenses. For a period of six (6) years after the Effective Time, to the fullest extent permitted under applicable Law, Skyworks and the Surviving Company shall maintain in effect the indemnification, exculpation and advancement of expenses provisions of Qorvo and the Qorvo Subsidiaries’ certificates of incorporation, bylaws or similar organizational documents in effect as of the date of this Agreement and any indemnification agreements of Qorvo and the Qorvo Subsidiaries in effect as of the date of this Agreement, or provisions that are no less protective than such provisions or agreements, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were current or former directors or officers of Qorvo and the Qorvo Subsidiaries. Notwithstanding anything to the contrary, if any Indemnified Person notifies Skyworks on or prior to the sixth anniversary of the Closing of a matter in respect of which such Indemnified Person intends to seek indemnification pursuant to this Section 7.10, the provisions of this Section 7.10 shall continue in effect with respect to such matter until the final disposition of all claims, actions, investigations, suits and proceedings relating thereto.
(c)   From the date on which the Closing occurs until the sixth anniversary of such date, Skyworks shall cause the Surviving Company to maintain in effect, for the benefit of the Indemnified Persons with respect to their acts and omissions as directors and officers occurring prior to the Closing, the existing policy of directors’ and officers’ liability insurance maintained by Qorvo as of the date of this Agreement in the form made available to Skyworks (the “Existing D&O Policy”), except that: (i) Skyworks may substitute for the Existing D&O Policy a policy or policies of substantially comparable coverage, and in any event, coverage not less favorable in the aggregate than the existing policies of Qorvo and the Qorvo Subsidiaries; and (ii) Skyworks will not be required to pay annual premiums for the Existing D&O Policy (or for any substitute policies) in excess of 300% of the most recent annual premium paid prior to the date of this Agreement for the Existing D&O Policy (the “Maximum Premium”). If any future annual premiums for the Existing D&O Policy (or any substitute policy therefor) exceed the Maximum Premium in the aggregate, then Skyworks may reduce the amount of coverage of such Existing D&O Policy (or any substitute policy therefor) to the amount of coverage that can be obtained for a premium equal to the Maximum Premium. Skyworks shall cause the Surviving Company or, prior to the Effective Time, Qorvo shall have the right to purchase a pre-paid, non-cancellable “tail” policy on the Existing D&O Policy for a claims reporting or discovery period of six (6) years from the Closing Date and otherwise on terms and conditions that are no less favorable than the terms and conditions of the Existing D&O Policy; provided, however, that the Surviving Company shall not be obligated to, and Qorvo shall not (without the prior written consent of Skyworks), expend an amount for such “tail” policy in excess of the Maximum Premium. If such “tail” policy is purchased, Skyworks shall cause the Surviving Company to maintain such “tail” policy in full force and effect in lieu of all other obligations of the Surviving Company under the first sentence of this Section 7.10(c).
(d)   The provisions of this Section 7.10 shall survive consummation of the Mergers and are intended to be for the benefit of, and will be enforceable by, each of the Indemnified Persons (and his or her heirs), who are intended third-party beneficiaries of this Section 7.10 from and after the Effective Time.

(e)   In the event Skyworks or the Surviving Company or any of their respective successors or assigns (i) consolidates with or merges into any Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provision shall be made so that the successors and assigns of Skyworks or the Surviving Company, as the case may be, shall assume of the rights and obligations set forth in this Section 7.10.
Section 7.11   Stockholder Litigation.   Prior to the earlier of the Effective Time or the date of valid termination of this Agreement pursuant to Section 9.1 and subject to applicable Law: (a) Qorvo and Skyworks shall promptly advise each other in writing of any stockholder litigation against Qorvo or Skyworks or any of its or their respective directors or officers relating to this Agreement or the Mergers and shall keep each other fully informed regarding any such stockholder litigation; and (b) Qorvo and Skyworks shall give each other reasonable opportunity, at such participant’s sole cost and expense, to participate, subject to a customary joint defense agreement, in the defense of any action, claim, suit or proceeding against Qorvo or Skyworks or its directors or officers relating to the Mergers or the other transactions contemplated hereby, and no such settlement will be agreed to or offered without the prior written consent of such participant, which consent shall not be unreasonably withheld, conditioned or delayed (provided that it shall not be unreasonable for a party to withhold such consent with respect to any settlement that: (i) involves anything other than solely (A) the payment of mooting fees in an aggregate amount that, together with all other amounts paid in settlements made pursuant to this proviso, does not exceed the amount set forth on Section 7.11 of the Skyworks Disclosure Schedule, (B) any payments from proceeds of insurance (except for any applicable deductible, out-of-pocket costs, premiums and expenses incurred in obtaining such recovery, including any increase in premiums resulting from such recovery) or (C) supplemental disclosure (provided that such party shall be given reasonable opportunity to review and comment on any supplemental disclosure and such other party shall consider in good faith any changes thereto proposed by such first party); (ii) involves any admission of wrongdoing or liability; (iii) involves any injunctive or similar relief; (iv) does not involve a complete and unconditional release by the named plaintiffs of all defendants in respect of all claims then pending relating to this Agreement, the Mergers or the other Transactions; or (v) does not involve the withdrawal or dismissal of all claims and actions then pending relating to this Agreement, the Mergers or the other Transactions). Each of Qorvo and Skyworks shall, and shall cause their respective Subsidiaries to, cooperate in the defense or negotiation or settlement of any litigation contemplated by this Section 7.11. The parties acknowledge that this Section 7.11 in no way limits the parties’ obligations under Section 7.3.
Section 7.12   Section 16 Matters.   Prior to the Effective Time, Skyworks and Qorvo shall take all steps that may be required to cause any acquisitions or dispositions of Qorvo Common Stock (including derivative securities with respect to Qorvo Common Stock) or acquisitions or dispositions of Skyworks Common Stock (including derivative securities with respect to Skyworks Common Stock) resulting from the Mergers and the matters contemplated by Section 3.2 by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Qorvo or Skyworks to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
Section 7.13   Filing of Form S-8; Listing of Additional Shares.   If the shares of Skyworks Common Stock issuable with respect to Adjusted RSU Awards are not included in the Registration Statement, Skyworks agrees to file on the Closing Date, a registration statement on Form S-8 (or any successor form) (if available) with respect to such shares of Skyworks Common Stock, and shall use commercially reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the offer and sale of securities underlying Adjusted RSU Awards issuable pursuant to Section 3.2 remains in effect. Skyworks shall at times ensure that there will remain a sufficient number of unissued shares of Skyworks Common Stock to meet its share issuance obligations in connection with the Adjusted RSU Awards.
Section 7.14   Stock Exchange Listing.   Each of Skyworks and Qorvo shall take all action necessary to cause the Skyworks Common Stock to be issued in connection with the Mergers to be listed on Nasdaq, subject to official notice of issuance, at or prior to the Closing Date.
Section 7.15   Tax Treatment.
(a)   For U.S. federal income tax purposes, the parties hereto intend that the Mergers, taken together, will qualify for the Intended Tax Treatment, and that this Agreement is hereby adopted as a

“plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code and within the meaning of Treasury Regulations Section 1.368-2(g).
(b)   Each of Skyworks, Qorvo and their respective Subsidiaries shall use reasonable best efforts to cause the Mergers, taken together, to qualify for the Intended Tax Treatment. None of Skyworks, Qorvo or any of their respective Subsidiaries has taken or agreed to take any action or believes or has any reason to believe that any conditions exist that could reasonably be expected to prevent or impede the Mergers, taken together, from qualifying for the Intended Tax Treatment and shall report the Mergers in a manner consistent with the Intended Tax Treatment.
(c)   Each of the parties hereto shall use its reasonable best efforts to obtain (i) the Skyworks Registration Statement Tax Opinion, and (ii) the Qorvo Registration Statement Tax Opinion, (or copies of such opinions, as applicable) including by delivering to Davis Polk & Wardwell LLP (“Davis Polk”) and Skadden prior to the filing of the Registration Statement, a tax representation letter in substantially the form set forth in Annex B, as applicable. Each of the parties hereto shall use its reasonable best efforts not to, and not permit any Affiliate to, take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which inaction would cause to be untrue) any of the representations and covenants made to counsel in the tax representation letters described in this Section 7.15(c).
(d)   The parties hereto acknowledge and agree that for purposes of determining the value of Skyworks Common Stock to be received by holders of Qorvo Common Stock pursuant to the Transactions under Revenue Procedure 2018-12, 2018-6 IRB 349 (“Rev. Proc. 2018-12”), (i) the “Safe Harbor Valuation Method” will be the Average of the Daily Volume Weighted Average Prices as described in Section 4.01(1) of Revenue Procedure 2018-12, (ii) the “Measuring Period” (within the meaning of Section 4.01 of Rev. Proc. 2018-12) will be each of the ten (10) consecutive trading days ending on and including the last trading day immediately preceding the date of this Agreement, (iii) the “specified exchange” (within the meaning of Section 3.01(4) of Rev. Proc. 2018-12) will be The Nasdaq Stock Market and (iv) the “authoritative reporting source” (within the meaning of Section 3.01(4) of Rev. Proc. 2018-12) will be Bloomberg L.P.
Section 7.16   Financing.
(a)   Each of Skyworks, Merger Sub I and Merger Sub II shall, and shall cause its respective Representatives to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the Debt Financing on or prior to the Closing, on the terms and subject solely to the conditions (including, to the extent applicable, the “market flex” provisions) described in the Debt Financing Commitment, including using its reasonable best efforts to: (i) maintain in full force and effect the Debt Financing Commitment in accordance with their terms, (ii) negotiate, enter into and deliver definitive agreements with respect to the Debt Financing on the terms and subject solely to the conditions contemplated by the Debt Financing Commitment (the “Definitive Debt Financing Agreements”), (iii) satisfy (or obtain a waiver of) on a timely basis all conditions and comply with all obligations applicable to Skyworks in the Debt Financing Commitment and the Definitive Debt Financing Agreements, (iv) enforce all of its rights under the Debt Financing Commitment and the Definitive Debt Financing Agreements, and (v) consummate the Debt Financing no later than the Closing.
(b)   Skyworks shall not agree to any amendments, restatements, supplements or modifications to, obtain any replacement of, or waive any of its rights under, the Debt Financing Commitment or the Definitive Debt Financing Agreements, in whole or in part, without the prior written consent of Qorvo if any such amendment, restatement, supplement, replacement, modification or waiver of the Debt Financing Commitment or the Definitive Debt Financing Agreements shall: (i) impose new or additional conditions or otherwise amend, modify or expand any conditions to the Debt Financing that would make the funding thereof less likely to occur in any material respect or would delay the funding thereof beyond the time required pursuant to the terms of this Agreement; (ii) reduce (or have the effect of reducing) the aggregate amount of the Debt Financing (including by increasing the amount of fees to be paid or original issue discount (except as set forth in any “market flex” provisions existing on the date of this Agreement)) to less than the amount required, together with all other sources of cash or other financing sources available to Skyworks on the Closing Date, for the satisfaction of all of Skyworks’ payment obligations under this Agreement and the Debt Financing Commitment due at the Closing, including the payment of the Financing Uses; (iii) delay or prevent the Closing from occurring on the date that it would have otherwise occurred; or (iv) adversely impact the ability of Skyworks to (A) enforce its rights against the other parties to the Debt Financing Commitment or the Definitive Debt Financing Agreements or (B) cause the Mergers to be timely consummated, including by making the funding of the Debt Financing less likely to occur (it being understood that (x) Skyworks may amend, restate, modify or supplement the Debt Financing Commitment or the Definitive Debt Financing Agreements to add lenders, lead arrangers, bookrunners, underwriters, syndication agents or similar entities that have not executed the Debt Financing Commitment as of the date of this Agreement, to provide for the assignment and reallocation to such entities of a portion of the debt financing commitments contained in the Debt Financing Commitment or the Definitive Debt Financing Agreements and to grant customary approval rights to such additional arrangers and other Entities in connection with such appointments as expressly set forth in the Debt Financing Commitment, in each case, without Qorvo’s consent; provided that, for the avoidance of doubt, such amendment, restatement, modification or supplement shall otherwise comply with this clause (b), and (y) the commitments of the Financing Sources set forth in the Debt Commitment Letter may be automatically reduced or terminated pursuant to the terms thereof (as in effect on the date hereof), without Qorvo’s consent)).
(c)   In the event that all or any portion of the Debt Financing becomes or is reasonably expected to become, unavailable for any reason, in an amount sufficient, together with all other sources of cash available to Skyworks on the Closing Date, for the satisfaction of all of Skyworks’ payment obligations under this Agreement due on the Closing Date, including payment of the Financing Uses, Skyworks shall (i) notify Qorvo in writing thereof as promptly as practicable after obtaining knowledge thereof and (ii) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to promptly arrange and obtain alternative financing (the “Alternative Financing”) (A) in an amount sufficient, together with all other sources of cash available to Skyworks on the Closing Date, for the satisfaction of all of Skyworks’ payment obligations under this Agreement due on the Closing Date, including payment of the Financing Uses, (B) that does not impose new or additional conditions precedent or expand upon the conditions precedent to the Debt Financing set forth in the existing Debt Financing Commitment (as in effect on the date of this Agreement) and (C) which would not reasonably be expected to materially delay or impair the likelihood of the Closing.
(d)   Upon (i) obtaining any commitment for any Alternative Financing or other financing or (ii) any amendment, restatement, supplement, replacement, modification or waiver of the Debt Financing Commitment, the debt financing commitments contemplated therein or any other term loan bank debt financing or Capital Markets Issuance funded in lieu thereof, in each case, as permitted by Section 7.16(b), references to the “Debt Financing,” “Financing Sources,” “Definitive Debt Financing Agreements” and “Debt Financing Commitment” (and other like terms in this Agreement) shall be deemed to refer to such Alternative Financing, such amended, restated, supplemented, replaced, modified or waived Debt Financing Commitment or such other term loan bank debt financing or Capital Markets Issuance funded in lieu thereof and, in each case, the commitments thereunder, the agreements with respect thereto and the financial institutions participating therein for all purposes of this Agreement and each such term shall be construed accordingly.
(e)   Skyworks shall, and shall cause its Representatives to, keep Qorvo reasonably informed promptly upon written request (which may be via email) in reasonable detail of the status of its efforts to arrange the Debt Financing. Without limiting the generality of the foregoing, Skyworks shall: (i) furnish Qorvo with executed copies of any amendments, restatements, supplements, replacements, modifications to or waivers of the Debt Financing Commitment, Alternative Financing or other financing permitted by Section 7.16(b) (with any Fee Letter redacted in a customary manner to the extent described in Section 5.27(a)) promptly upon their execution; and (ii) give Qorvo prompt written notice (A) of any actual or threatened default or breach (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any default or breach) under, or repudiation, recission, cancellation or expiration of, the Debt Financing Commitment or the Definitive Debt Financing Agreements by any party thereto, in each case, of which Skyworks becomes aware, (B) of any termination of the Debt Financing Commitment, (C) of the receipt by Skyworks or any Affiliate of Skyworks of any written notice or other written communication from any Person with respect to (x) a breach of Skyworks’ or any of its Affiliates’ obligations under the Debt Financing Commitment or Definitive Debt Financing Agreement, or actual or potential default, termination or repudiation by any party to any of the Debt Financing Commitment or Definitive Debt Financing Agreement (including any proposal by any Financing Source, lender or other Person to withdraw, terminate, repudiate, rescind or make a material change in the terms of (including the amount of Debt Financing contemplated by the Debt Financing Commitment) the Debt Financing Commitment) and (y) any material dispute or disagreement between or among any parties to the Debt Financing Commitment or any Definitive Debt Financing Agreement relating to the initial availability of the Debt Financing or the amount of the Debt Financing to be funded at Closing and (D) of the receipt by Skyworks or any Affiliate of Skyworks of any written notice or other written communication on the basis of which Skyworks expects that a party to the Debt Financing will fail to fund the Debt Financing or is reducing the amount of the Debt Financing (other than in accordance with any automatic reduction or termination of the Debt Financing Commitment pursuant to the terms of the Debt Commitment Letter (as in effect on the date hereof).
(f)   Prior to the Closing Date, Qorvo shall, and shall cause each of its Subsidiaries and shall use reasonable best efforts to cause their respective Representatives to, use reasonable best efforts to provide to Skyworks cooperation reasonably requested by Skyworks in connection with the arrangement of the Debt Financing and any Capital Markets Issuance, including using reasonable best efforts (to the extent reasonable and customary for financings of the type contemplated thereby as of the date of this Agreement) to:
(i)   cause the appropriate senior officers of Qorvo to participate in a reasonable but limited number of lender or investor meetings, lender or investor presentations, roadshows, sessions with rating agencies and due diligence sessions, in each case, upon reasonable notice and at mutually agreeable dates and reasonable times (but in all cases solely by videoconference);
(ii)   provide reasonable and customary assistance with the preparation of customary rating agency presentations, road show materials, customary bank information memoranda, prospectuses and bank syndication materials, offering documents, private placement memoranda and similar documents customarily required (which may incorporate, by reference, periodic and current reports filed by Qorvo with the SEC), in connection with obtaining any Debt Financing or consummating any Capital Markets Issuance, in each case, solely with respect to customary information relating to Qorvo and its Subsidiaries (which assistance may include providing customary authorization letters; provided that such authorization letters (or the underlying documents to which they pertain) shall exculpate Qorvo, its Subsidiaries and its and their respective Representatives with respect to any liability related to the use of information contained therein or other marketing materials related thereto);
(iii)   (A) provide all documentation and other information reasonably required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations at least four (4) Business Days prior to the Closing Date, including the USA PATRIOT Act, relating to Qorvo and any of its Subsidiaries, in each case as reasonably requested by Skyworks at least ten (10) Business Days prior to the Closing Date and (B) assist with the termination, replacement, backstopping or rollover of any letter of credit outstanding under the Qorvo Credit Agreement;
(iv)   furnish Skyworks, following Skyworks’ reasonable request, with all customary financial information (to the extent reasonably available to Qorvo) relating to Qorvo and its Subsidiaries required to be delivered pursuant to clauses (c) and (d) (as applicable) of paragraph 3 of Exhibit C of the Debt Commitment Letter (as in effect on the date hereof) to the extent reasonably required to consummate any Debt Financing (including any loan syndication contemplated by the Debt Commitment Letter) or Capital Markets Issuance (provided that the references to 40 days and 60 days in such paragraph also shall be deemed to refer to the applicable closing date of any Capital Markets Issuance), and provide assistance that is reasonably necessary to permit Skyworks to prepare the pro forma financial statements required to be delivered pursuant to clauses (e) and (f) (as applicable) of paragraph 3 of Exhibit C of the Debt Commitment Letter (as in effect on the date hereof) to the extent reasonably required to consummate any Debt Financing or any Capital Markets Issuance (giving effect to the proviso set forth above in this clause (iv)) (it being understood that Skyworks, and not Qorvo, its Subsidiaries or any of their respective Subsidiaries, Affiliates or Representatives, is responsible for the preparation of the pro forma financial statements and any other pro forma information, including any pro forma adjustments), provided (x) that the public filing of any financial statements or other public information shall satisfy the requirement to deliver financial information pursuant to this clause (iv), provided that a subsequent Form 8-K, Item 4.02 has not been filed with respect to the financial statements included therein and (y) in no event shall Qorvo be required to provide any financial information prior to the date such financial information is required to be publicly filed pursuant to the applicable SEC deadline;
(v)   cause its independent auditors to participate in customary accounting due diligence sessions and reasonably cooperate with any Debt Financing and Capital Markets Issuance consistent with their customary practice, including (x) requesting that they provide customary comfort letters (including “negative assurance” and customary “change period” comfort) and customary consents or authorization letters to the inclusion of Qorvo’s auditor reports and (y) providing customary management representation letters to such auditors, in each case, to the extent required in connection with the marketing and syndication of any Debt Financing or as are customarily required in an underwritten Capital Markets Issuance; and
(vi)   assist with the preparation of and enter into (but not prior to the Closing) Definitive Debt Financing Agreements (including review of any disclosure schedules related thereto for completeness and accuracy) or the amendment of any currency or interest hedging agreements of Qorvo or any of its Subsidiaries (provided that Qorvo shall not be required to negotiate or obtain such amendments).
(g)   Qorvo hereby consents to the use of its and each of its Subsidiaries’ logos in connection with the Debt Financing; provided that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage Qorvo or any of its Subsidiaries or the reputation or goodwill of Qorvo or any of its Subsidiaries. Skyworks shall, promptly upon request by Qorvo (and, in any event, within thirty (30) days), reimburse Qorvo for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred by Qorvo or any of its Subsidiaries in order to comply with its obligations under Section 7.16(f), Section 7.16(j) and Section 7.16(n). Skyworks shall indemnify, defend and hold harmless Qorvo, its Subsidiaries and each of their respective Representatives from, against and in respect of any and all claims, debts, losses, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of actions, obligations, accounts and liabilities resulting from, or that exist or arise, in connection with the arrangement of the Debt Financing or any Capital Markets Issuance and any information used in connection therewith, except to the extent such claims, debts, losses, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of actions, obligations, accounts and liabilities result from the gross negligence or willful misconduct of such indemnified Persons.
(h)   Notwithstanding anything to the contrary in this Agreement, the assistance contemplated in Section 7.16(f) and the actions and matters referred to in Section 7.16(j) and Section 7.16(n) shall not (i) (A) unreasonably interfere with the normal operations of Qorvo or any of its Subsidiaries or (B) cause significant competitive harm to Qorvo or its Subsidiaries if the transactions contemplated by this Agreement are not consummated, (ii) (A) require the taking of any action in respect of the Debt Financing or any Capital Markets Issuance to the extent that such action would cause any condition to Closing set forth in Article VIII to fail to be satisfied by the Outside Date or otherwise result in a breach of this Agreement by Qorvo or any of its Subsidiaries or (B) require Qorvo or any of its Subsidiaries to waive or amend any terms of this Agreement, (iii) require Qorvo or any of its Subsidiaries to take any action that would conflict with or violate any of its organizational documents, any applicable law or fiduciary duty, or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or default under, any Contract or permit to which Qorvo or any of its Subsidiaries is a party, (iv) require Qorvo or any of its Subsidiaries (A) to prepare any financial statements or financial information (other than as currently prepared in the ordinary course of business)

or (B) to prepare or provide any financial projections, estimates, forecasts or other forward-looking information, (v) except in connection with any consent solicitation described in Section 7.16(j), require Qorvo or any of its Subsidiaries to issue any bank information memoranda, lender presentations, offering memoranda, or similar documents including disclosure and financial statements (1) with respect to the business that reflects Qorvo or its Subsidiaries (other than, after the Closing, the Surviving Corporation) as the obligor(s) or (2) in the name of Qorvo, its Subsidiaries or the Surviving Corporation, separate from Skyworks and/or its Subsidiaries, (vi) require Qorvo or any of its Subsidiaries to execute any Contract or any other letter, agreement, document or certificate prior to the Closing the effectiveness of which is not expressly conditioned upon the occurrence of the Closing (other than customary management and authorization letters contemplated in Section 7.16(f) or any supplemental indenture contemplated in Section 7.16(j) and any customary certificates required in connection therewith), (vii) require Qorvo or any of its Subsidiaries to enter into any agreement or commitment in connection with the Debt Financing or any Capital Markets Issuance that is effective prior to the Closing (other than customary management and authorization letters contemplated in Section 7.16(f) or supplemental indentures and related documents contemplated in Section 7.16(j)), (viii) result in Qorvo or its Subsidiaries, including any employee, officer or director of Qorvo or any of its Subsidiaries incurring any actual or potential personal liability with respect to any matters relating to the Debt Financing or any Capital Markets Issuance, (ix) provide access to or disclose information that Qorvo determines would jeopardize any attorney-client privilege or contravene any applicable Law, or violate any of the confidentiality provisions of any confidentiality agreement or Contract, of Qorvo or any of its Subsidiaries, (x) require Qorvo or any of its Subsidiaries to change any fiscal period, (xi) require Qorvo or any of its Subsidiaries to authorize any corporate action with respect to the Debt Financing or any Capital Markets Issuance prior to the Closing Date, except for such corporate action that is conditioned on the occurrence of the Closing (and only by their respective directors, managers or other Persons holding similar positions at Qorvo or any of its Subsidiaries who are expected to continue to hold such positions following the Closing), (xii) except in connection with any consent solicitation described in Section 7.16(j), require Qorvo or any of its Subsidiaries or any of their respective Representatives to provide any legal opinion or other opinion of counsel (other than in connection with the supplemental indentures contemplated in Section 7.16(j)), (xiii) require Qorvo or any of its Subsidiaries to pay any commitment fee or other fee or payment to obtain consent or incur any liability with respect to or cause or permit any liens to be placed on any of its assets in connection with the Debt Financing or any Capital Markets Issuance prior to the Closing Date or (xiv) require Qorvo to take any action that would subject it to actual or potential liability, to bear any cost or expense or to make any other payment or agree to provide any indemnity in connection with the Debt Financing Commitment, the definitive documents related to the Debt Financing or any Capital Markets Issuance, the Debt Financing or any Capital Markets Issuance or any information utilized in connection therewith (in each case except following the Closing).
(i)   Notwithstanding anything contained in this Agreement to the contrary, Skyworks and Merger Subs expressly acknowledge and agree that neither Skyworks’ nor Merger Subs’ obligations hereunder, including to consummate the Closing subject to the terms and conditions hereof, are conditioned in any manner upon Skyworks or Merger Subs obtaining the Debt Financing, any Alternative Financing or any other financing (including, for the avoidance of doubt, any Capital Markets Issuance).
(j)   (i) Qorvo shall cooperate with, and take all actions reasonably requested by, Skyworks in order to facilitate the termination and payoff of the commitments under the Qorvo Credit Agreement at Closing upon or simultaneously with the funding of the Debt Financing (the “Qorvo Credit Agreement Payoff”) (including, without limitation, (x) by submitting a termination (and, if applicable, prepayment) notice in connection with the Qorvo Credit Agreement Payoff to the extent such prepayment and/or termination notices have not been waived (it being understood that such notice may state that such prepayment and/or termination is conditioned on the substantially concurrent closing of the Mergers) and (y) requesting prior to the Closing the Qorvo Payoff Letters (as defined below)). Qorvo shall use commercially reasonable efforts (but which efforts shall not require Qorvo to commence any litigation or other adversarial proceeding against the lenders, arrangers or agents (or any other persons) under the Qorvo Credit Agreement), subject to the cooperation of the existing lenders, to obtain and deliver to Skyworks a customary payoff letter (the “Qorvo Payoff Letter”) (in customary form and substance) at or prior to the Closing relating to the termination of the obligations under the Qorvo Credit Agreement and the payment of the total amount required to be paid to fully satisfy all principal, interest, fees, penalties, prepayment premiums and any other monetary obligations (other than customary breakage fees, expenses and/or contingent indemnification obligations not yet due) due and payable under and in connection with the Qorvo Credit Agreement as of the anticipated Closing Date and, the release of any related liens (if any); provided that this clause (j) shall not require Qorvo or any of its Subsidiaries to cause such repayment, release and termination and (ii) Qorvo shall cooperate with, and take all actions reasonably requested by, Skyworks in order to, prior to the Closing, assist Skyworks in (w) preparing and delivering one or more notices of redemption for the outstanding aggregate principal amount of one or more series of the outstanding notes of Qorvo (the “Qorvo Notes”), which notice of redemption shall be expressly conditioned on the occurrence of the Closing, in order to effect a redemption pursuant to the terms of the relevant indenture, (x) commencing one or more consent solicitations (including in connection with any exchange offer launched by Skyworks or any of its Subsidiaries with respect to the Qorvo Notes) to amend the indenture or indentures governing one or more series of Qorvo Notes then outstanding to remove or modify certain of the covenants contained therein, including, promptly following the expiration of any such consent solicitation and subject to the receipt of any requisite consents, executing one or more supplemental indentures to the relevant indenture to provide for such amendments to be effective (but which shall not be operative until the Closing), (y) preparing an offer to purchase for a Change of Control Offer (as defined in the relevant indenture for one or more series of Qorvo Notes), which offer shall be expressly conditioned on the occurrence of the Closing, and commencing one or more Change of Control Offers for one or more series of the Qorvo Notes then outstanding, pursuant to the terms of the relevant indenture, and (z) providing any other cooperation to facilitate the assumption, amendment, redemption, repurchase or repayment of the Qorvo Notes (including, if elected by Skyworks, the satisfaction and discharge of the relevant indenture), in each case conditioned on the occurrence of the Closing, including using reasonable best efforts to cause the trustee in respect of each series of the Qorvo Notes to cooperate with respect to any of the foregoing actions (including, promptly following the expiration of any consent solicitation and subject to receipt of any consents, executing one or more supplemental indentures to provide for the relevant amendments to the relevant indentures to be effective (but which shall not be operative until the Closing), in each case, other than the payment of funds by Qorvo or any of its Subsidiaries in connection with this Section 7.16(j), including, trustee fees, any consent fee, redemption price or any payment in connection with a Change of Control (as defined in the relevant indenture) or satisfaction and discharge of any Qorvo Notes or related indenture, as applicable. If at any time prior to the completion of any action contemplated by this Section 7.16(j)(ii) any information in such documentation should be discovered by Qorvo or Skyworks that should be set forth in an amendment or supplement to such documentation, so that such documentation shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement prepared by Skyworks describing such information shall be disseminated by or on behalf of Skyworks (and if reasonably requested by Skyworks, by Qorvo) to the holders of the applicable series of Qorvo Notes and any other relevant parties.
(k)   All material non-public information provided by Qorvo or any of its Subsidiaries or any of their Representatives pursuant to this Section 7.16 shall be kept confidential in accordance with the Confidentiality Agreement, except that Skyworks shall be permitted to disclose such information to the financing sources, other potential sources of capital, rating agencies and prospective lenders (but not prospective investors in any debt securities offering, which disclosure shall be subject to Section 7.16(n)) during syndication of the Debt Financing or any permitted replacement, amended, modified or alternative financing subject to the potential sources of capital, ratings agencies and prospective lenders and financing sources entering into customary confidentiality undertakings with respect to such information (including through a notice and undertaking in a form customarily used in confidential information memoranda for senior credit facilities).
(l)   Notwithstanding anything to the contrary in this Agreement, for all purposes of this Agreement (including the condition set forth in Section 8.2(a) and the provisions of Section 9.1(h)), Qorvo’s obligations under this Section 7.16 (but excluding Section 7.16(j)(ii)) shall be deemed satisfied unless (A) Qorvo has materially breached its obligations under this Section 7.16, (B) such material breach was the proximate cause of Skyworks’ failure to receive any material portion of the proceeds of the Debt Financing and (C) Skyworks has notified Qorvo of such material breach in writing and provided a period of 15 days for such material breach to be cured (and such material breach has not been cured by the end of such 15-day period); provided that, if the Closing would otherwise occur within such 15-day period Qorvo’s obligation to cure such material breach pursuant to this clause (l) shall be deemed satisfied.
(m)   Skyworks and Qorvo agree that, if in connection with Skyworks’ (i) amendment, supplement, replacement, substitution, modification or waiver of any Debt Financing Commitment not prohibited by Section 7.16(b) or (ii) execution of an Alternative Financing or Capital Markets Issuance, the scope of the assistance required under this Section 7.16 as compared to the assistance that would be required or expected to be required in connection with the Debt Financing Commitment in effect on the date of this Agreement and the related Debt Financing is changed or expanded, Qorvo and its Subsidiaries shall be deemed to have complied with this Section 7.16 for purposes of Article VIII and Article IX of this Agreement if Qorvo and its Subsidiaries have provided Skyworks with the assistance that would otherwise be required under this Section 7.16 with respect to the Debt Financing Commitment in effect on the date of this Agreement and the related Debt Financing (but applied to the financing contemplated by such amended, supplemented, replaced, substituted, modified or waived Debt Financing Commitment or such Alternative Financing or Capital Markets Issuance, as applicable), in each case without giving effect to any such amendment, supplement, replacement, substitution, modification or waiver or Alternative Financing or Capital Markets Issuance, as applicable, to the extent that it provides for such additional or different requirements.
(n)   Skyworks agrees to provide Qorvo and its Representatives drafts of all financing documents and any materials that are to be presented during any meetings conducted in connection with the Debt Financings (including any Alternative Financing or Capital Markets Issuance) with a reasonable time to review and comment on such documents and materials, and Qorvo agrees to use reasonable best efforts to review all such offering documents and marketing materials and identify for Skyworks any information contained therein that it reasonably believes constitutes material non-public information with respect to Qorvo and its Subsidiaries (taken as a whole) (“Identified MNPI”). If Qorvo identifies any Identified MNPI, and such information is customarily included in such documents or marketing materials for debt financing of the type consistent with the Debt Financing, is reasonably requested by Skyworks to be included in the offering documents or marketing materials for the Debt Financing and does not include information as to which Qorvo reasonably objects (“Acceptable MNPI”), then Qorvo and Skyworks shall consult with one another to discuss the inclusion of any Acceptable MNPI in the offering documents and the filing by Qorvo of a Current Report on Form 8-K or other public dissemination of such Acceptable MNPI. Skyworks shall remove all such Identified MNPI that is not Acceptable MNPI from such offering documents and marketing materials upon reasonable request by Qorvo.
(o)   With respect to the actions required by this Section 7.16, Qorvo shall not be required to make any representation, warranties or certifications as to which, after Qorvo’s use of commercially reasonable efforts to cause such representation, warranty or certification to be true, Qorvo has in its good faith determined that such representation, warranty or certification is not true.
(p)   In no event shall Skyworks or any of its Affiliates prohibit or seek to prohibit any commercial bank, investment bank or other potential provider of debt or equity financing, including the Financing Sources Related Parties, from providing financing or financial advisory services to any Person in connection with a transaction relating to Qorvo or any of its Subsidiaries.
ARTICLE VIII
CONDITIONS TO THE MERGERS
Section 8.1   Conditions to Each Party’s Obligation to Effect the Mergers.   The respective obligations of each party to this Agreement to effect the Mergers shall be subject to the satisfaction (or waiver by the party entitled to the benefit thereof) at or prior to the Effective Time of the following conditions:

(a)   Registration Statement.   The Registration Statement shall have been declared (or shall have become) effective by the SEC under the Securities Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC, and no proceedings for that purpose shall have been initiated or threatened in writing by the SEC.
(b)   Stockholder Approvals.   Each of the Qorvo Stockholder Approval and the Skyworks Stockholder Approval shall have been obtained.
(c)   Regulatory Approvals.   The waiting periods (including all extensions thereof) applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated and all other Consents required under any Antitrust Law or Investment Screening Law of any jurisdiction listed on Section 8.1(c) of the Qorvo Disclosure Schedule shall have been obtained and remained in full force and effect, provided no such Consent imposes any term, condition, restriction, requirement or limitation to which the relevant party would not have been required to agree pursuant to Section 7.3.
(d)   No Legal Restraints.   No Law or order, writ, injunction, judgment, decree or ruling (whether temporary, preliminary or permanent) enacted, promulgated, issued or entered by any Governmental Body having competent jurisdiction over Qorvo or Skyworks (each, a “Restraint”) shall be continuing and in effect enjoining, preventing or prohibiting the consummation of the Mergers or making consummation of the Mergers illegal; provided, that any Restraint with respect to any Antitrust Law or Investment Screening Law of any jurisdiction other than those set forth on Section 8.1(c) of the Qorvo Disclosure Schedule shall be disregarded for purposes of this Section 8.1(d) (other than any U.S. Antitrust Law).
Section 8.2   Conditions to Obligations of Skyworks to Effect the Mergers.   The obligations of Skyworks, Merger Sub I and Merger Sub II to effect the Mergers shall be subject to the satisfaction (or waiver by Skyworks) at or prior to the Effective Time of the following conditions:
(a)   Covenants and Agreements.   Qorvo shall have performed or complied in all material respects with its obligations, covenants and agreements under the Agreement.
(b)   Qorvo Representations and Warranties.   The representations and warranties of Qorvo set forth in: (i) Section 4.2 (Capitalization) and clause (ii) of Section 4.6(a) (Absence of Certain Changes) shall be true and correct in all respects as of the Agreement Date and as of immediately prior to the Effective Time as if made at and as of such time, except, with respect to Section 4.2 (Capitalization), that any inaccuracies in such representations and warranties that are, in the aggregate, de minimis will be disregarded; (ii) Section 4.3(a) (Authorization; No Conflict), Section 4.3(b) (Authorization; No Conflict), Section 4.9 (Broker’s or Finder’s Fees) and Section 4.25 (Inapplicability of Anti-takeover Statutes; No Rights Plan) (1) that are qualified by “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects as of the Agreement Date and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all respects only as of such particular date or with respect to such specific period) and (2) that are not qualified by “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all material respects as of the Agreement Date and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all material respects only as of such particular date or with respect to such specific period); and (iii) the rest of Article IV (other than those provisions described in clauses (i) and (ii) above) shall be true and correct as of the Agreement Date and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be true and correct only as of such particular date or with respect to such specific period), except in the case of this clause (iii), where the failure to be so true and correct (without giving effect to any qualifications or limitations as to “materiality,” “Material Adverse Effect” or similar language) would not, either individually or in the aggregate, have a Material Adverse Effect on Qorvo.

(c)   No Qorvo Material Adverse Effect.   Since the Agreement Date, there shall not have occurred and be continuing any Material Adverse Effect with respect to Qorvo.
(d)   Qorvo Officer Certificate.   Skyworks shall have received a certificate duly and validly executed and signed on behalf of Qorvo by its chief executive officer and chief financial officer certifying that the conditions in Section 8.2(a), Section 8.2(b) and Section 8.2(c) have been satisfied.
Section 8.3   Conditions to Obligations of Qorvo to Effect the Mergers.   The obligations of Qorvo to effect the Mergers shall be subject to the satisfaction (or waiver by Qorvo) at or prior to the Effective Time of the following conditions:
(a)   Covenants and Agreements.   Skyworks shall have performed or complied in all material respects with its obligations, covenants and agreements under the Agreement.
(b)   Skyworks Representations and Warranties.   The representations and warranties of Skyworks set forth in: (i) Section 5.2 (Capitalization) and clause (ii) of Section 5.6(a) (Absence of Certain Changes) shall be true and correct in all respects as of the Agreement Date and as of immediately prior to the Effective Time as if made at and as of such time, except, with respect to Section 5.2 (Capitalization), that any inaccuracies in such representations and warranties that are, in the aggregate, de minimis will be disregarded; (ii) Section 5.3(a) (Authorization; No Conflict), Section 5.3(b) (Authorization; No Conflict), Section 5.9 (Broker’s or Finder’s Fees) and Section 5.25 (Inapplicability of Anti-takeover Statutes; No Rights Plan) (1) that are qualified by “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects as of the Agreement Date and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all respects only as of such particular date or with respect to such specific period) and (2) that are not qualified by “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all material respects as of the Agreement Date and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all material respects only as of such particular date or with respect to such specific period); and (iii) the rest of Article V (other than those provisions described in clauses (i) and (ii) above) shall be true and correct as of the Agreement Date and as of immediately prior to the Effective Time as if made at and as of such time (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be true and correct only as of such particular date or with respect to such specific period), except in the case of this clause (iii), where the failure to be so true and correct (without giving effect to any qualifications or limitations as to “materiality,” “Material Adverse Effect” or similar language) would not, either individually or in the aggregate, have a Material Adverse Effect on Skyworks.
(c)   No Skyworks Material Adverse Effect.   Since the Agreement Date, there shall not have occurred and be continuing any Material Adverse Effect with respect to Skyworks.
(d)   Skyworks Officer Certificate.   Qorvo shall have received a certificate duly and validly executed and signed on behalf of Skyworks by its chief executive officer and chief financial officer certifying that the conditions in Section 8.3(a), Section 8.3(b) and Section 8.3(c) have been satisfied.
Section 8.4   Frustration of Closing Conditions.   None of the parties hereto may rely on the failure of any condition set forth in this Article VIII to be satisfied if such failure was proximately caused by the failure of such party to perform any of its covenants, obligations or agreements under this Agreement.
ARTICLE IX
TERMINATION
Section 9.1   Termination.   This Agreement may be terminated and the Transactions, including the Mergers, may be abandoned at any time prior to the Effective Time, (other than in the case of Section 9.1(a)) by written notice of the terminating party to the other parties:

(a)   by mutual written consent of Skyworks and Qorvo;
(b)   by either Skyworks or Qorvo, if the Mergers shall have not been consummated on or prior to 11:59 p.m., Pacific Time, on April 27, 2027, or such other date agreed in writing by Skyworks and Qorvo (in any such case, the “Outside Date”); provided, however, that (i) if, on April 27, 2027, any of the conditions set forth in Section 8.1(c) or Section 8.1(d) has not been satisfied or waived, and only in the event there is pending litigation brought by the United States Department of Justice, Federal Trade Commission, or any other Governmental Body in the United States under the Antitrust Laws, then the Outside Date shall be automatically extended, without any further action on the part of any party hereto, to July 27, 2027, (ii) if, on July 27, 2027, any of the conditions set forth in Section 8.1(c) or Section 8.1(d) has not been satisfied or waived, and only in the event there is pending litigation brought by the United States Department of Justice, Federal Trade Commission, or any other Governmental Body in the United States under the Antitrust Laws, then the Outside Date shall be automatically extended, without any further action on the part of any party hereto, to October 27, 2027, (iii) if all the conditions set forth in Article VIII are satisfied or waived (other than those conditions that by their terms are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) prior to 11:59 p.m., Pacific Time, on the Outside Date but such that the Specified Date occurs after the Outside Date, the Outside Date shall be automatically extended, without any further action on the part of any party hereto, to 11:59 p.m., Pacific Time, on the Specified Date, and (iv) a party shall not be permitted to terminate this Agreement pursuant to this Section 9.1(b) if the failure of the Mergers to occur prior to the Outside Date was primarily attributable to a failure on the part of such party to perform any covenant or obligation in this Agreement required to be performed by such party at or prior to the Effective Time in material breach of such party’s obligations hereunder (it being understood Skyworks and Merger Subs shall be deemed a single party for purposes of this provision);
(c)   by either Skyworks or Qorvo, if any final, non-appealable Restraint shall be in effect having the effect of making illegal, permanently preventing, enjoining or prohibiting the consummation of the Mergers; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 9.1(c) if such Restraint was primarily attributable to a failure on the part of such party to perform any covenant or obligation in this Agreement required to be performed by such party at or prior to the Effective Time in material breach of such party’s obligations hereunder (it being understood Skyworks and Merger Subs shall be deemed a single party for purposes of this provision); provided, further, that any Restraint with respect to any Antitrust Law or Investment Screening Law of any jurisdiction other than those set forth on Section 8.1(c) of the Qorvo Disclosure Schedule shall be disregarded for purposes of this Section 9.1(c) (other than any U.S. Antitrust Law);
(d)   by either Skyworks or Qorvo, if the Qorvo Stockholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the Qorvo Stockholder Meeting (or any valid adjournment or postponement thereof);
(e)   by either Skyworks or Qorvo, if the Skyworks Stockholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the Skyworks Stockholder Meeting (or any valid adjournment or postponement thereof);
(f)   by Skyworks, at any time prior to the receipt of the Qorvo Stockholder Approval, if a Qorvo Triggering Event shall have occurred;
(g)   by Qorvo, at any time prior to the receipt of the Skyworks Stockholder Approval, if a Skyworks Triggering Event shall have occurred;
(h)   by Skyworks, if (i) there shall have been a material breach of any covenant, obligation or agreement on the part of Qorvo set forth in this Agreement; or (ii) any representation or warranty of Qorvo set forth in Article IV of this Agreement shall have been inaccurate when made or, if not made as of a specific date, shall have become inaccurate, that would, in the case of both clauses (i) and (ii), (A) result in the conditions set forth in Section 8.2(a) or Section 8.2(b) not being satisfied, and (B) such breach is not curable by the Outside Date, or, if curable, is not cured within fifteen (15) Business Days of the date Skyworks gives Qorvo notice of such breach or inaccuracy; provided, however, that Skyworks shall not have the right to terminate this Agreement pursuant to this Section 9.1(h) if Skyworks is then in material breach of any of its representations, warranties, covenants, obligations or agreements hereunder such that Qorvo has the right to terminate this Agreement pursuant to Section 9.1(i);
(i)   by Qorvo, if (i) there shall have been a material breach of any covenant, obligation or agreement on the part of Skyworks set forth in this Agreement; or (ii) any representation or warranty of Skyworks set forth in Article V of this Agreement shall have been inaccurate when made or, if not made as of a specific date, shall have become inaccurate, that would, in the case of both clauses (i) and (ii), (A) result in the conditions set forth in Section 8.3(a) or Section 8.3(b) not being satisfied, and (B) such breach is not curable by the Outside Date, or, if curable, is not cured within fifteen (15) Business Days of the date Qorvo gives Skyworks notice of such breach or inaccuracy; provided, however, that Qorvo shall not have the right to terminate this Agreement pursuant to this Section 9.1(i) if Qorvo is then in material breach of any of its representations, warranties, covenants, obligations or agreements hereunder such that Skyworks has the right to terminate this Agreement pursuant to Section 9.1(h);
(j)   by Qorvo, at any time prior to the receipt of the Qorvo Stockholder Approval, to enter into a definitive acquisition agreement authorized by the Qorvo Board providing for a Qorvo Superior Proposal if, substantially concurrently with such termination, Qorvo enters into such definitive acquisition agreement; provided that Qorvo shall have complied in all material respects with Section 7.1 with respect to such Qorvo Superior Proposal, and prior to or substantially concurrently with such termination Qorvo pays or causes to be paid to Skyworks the Qorvo Termination Fee; or
(k)   by Skyworks, at any time prior to the receipt of the Skyworks Stockholder Approval to enter into a definitive acquisition agreement authorized by the Skyworks Board providing for a Skyworks Superior Proposal and, substantially concurrently with such termination, Skyworks enters into such definitive acquisition agreement; provided that Skyworks shall have complied in all material respects with Section 7.1 with respect to such Skyworks Superior Proposal and prior to or substantially concurrently with such termination Skyworks pays or causes to be paid to Qorvo the Skyworks Termination Fee.
Section 9.2   Effect of Termination.   In the event of the termination of this Agreement as provided in Section 9.1, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made (other than pursuant to Section 9.1(a)), and this Agreement shall be of no further force or effect, and there shall be no damages or liability on the part of Skyworks or Qorvo or their respective directors, officers, employees, stockholders, Representatives, agents or advisors, other than, with respect to Skyworks and Qorvo, the obligations pursuant to the Confidentiality Agreement and the Clean Room Agreement and the Joint Defense Agreement; provided, however, that (i) this Section 9.2, Section 9.3 and Article X (and the Confidentiality Agreement, the Clean Room Agreement and the Joint Defense Agreement) shall survive the termination of this Agreement and shall remain in full force and effect and (ii) nothing herein shall relieve any party hereto from liability (including, pursuant to Section 261(a)(1) of the DGCL, but subject to the second sentence of Section 10.4 (which second sentence of Section 10.4 provides that “this Agreement is not intended, and shall not be deemed, to create any agreement of employment with any person, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto”; and accordingly such second sentence of Section 10.4 would prevent the stockholders themselves from bringing such a claim as a third party beneficiary), damages payable to Qorvo based on the loss of the right to receive the Merger Consideration that the Qorvo stockholders would have received if the Mergers were consummated pursuant to the terms of this Agreement, which may be retained by Qorvo without distribution to its stockholders) as a result of fraud or the willful and material breach by such party of its representations, warranties, covenants, obligations or other agreements set forth in this Agreement. For purposes of this Agreement, “willful and material breach” means a material breach that is a consequence of an act undertaken by the breaching party with the knowledge that the taking of such act, or failure to act, would, or would be reasonably expected to, result in a material breach of this Agreement.
Section 9.3   Termination Fees.
(a)   Except as otherwise provided in Section 9.3 or in Section 7.16 of this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
(b)   If, but only if, this Agreement is terminated:
(i)   by Qorvo, pursuant to Section 9.1(j) (Qorvo Superior Proposal);

(ii)   by Skyworks, prior to the receipt of the Qorvo Stockholder Approval pursuant to Section 9.1(f) (Qorvo Triggering Event); or
(iii)   (x) (A) by Qorvo pursuant to Section 9.1(b) (Outside Date), (B) by Qorvo, pursuant to Section 9.1(d) (Failure to Obtain Qorvo Stockholder Approval at Qorvo Stockholder Meeting) or (C) by Skyworks, pursuant to Section 9.1(h) (Breach of Qorvo Covenants); (y) a Qorvo Acquisition Transaction shall have been publicly disclosed and shall not have been publicly withdrawn: (1) in the case of clause (A) above, prior to the Outside Date, or (2) in the case of clause (B) above, at least five (5) Business Days prior to the date of the Qorvo Stockholder Meeting, or (3) in the case of clause (C) above, prior to a material breach by Qorvo that gives rise to Skyworks’ termination right pursuant to Section 9.1(h); and (z) within twelve (12) months after such termination of this Agreement, (1) Qorvo shall have entered into a definitive agreement with respect to any Qorvo Acquisition Transaction that is subsequently consummated or (2) a Qorvo Acquisition Transaction occurs involving Qorvo (it being understood that, for purposes of this clause (z) above, each reference to “fifteen percent (15%)” in the definition of “Qorvo Acquisition Transaction” shall be deemed a reference to “fifty percent (50%)”), then Qorvo shall pay to Skyworks the Qorvo Termination Fee. The Qorvo Termination Fee payable pursuant to this Section 9.3(b) shall be paid by wire transfer of same-day funds no later than the third (3rd) Business Day following termination pursuant to Section 9.1(f) at any time after the occurrence of any Qorvo Triggering Event and substantially concurrently with any termination pursuant to Section 9.1(j) or on the date Qorvo consummates a transaction requiring payment of the Qorvo Termination Fee pursuant to Section 9.3(b)(iii).
(c)   If, but only if, this Agreement is terminated pursuant to Section 9.1(d) (Failure to Obtain Qorvo Stockholder Approval at Qorvo Stockholder Meeting), then Qorvo shall pay to Skyworks, in cash, within three (3) Business Days of the date of such termination, Skyworks’ reasonable, documented, out-of-pocket expenses paid to third parties in connection with the Transactions; provided, that such expenses shall not exceed $45,000,000. The payment contemplated by this Section 9.3(c) shall be made by wire transfer of immediately available funds to an account designated by Skyworks and shall be reduced by any amounts required to be deducted or withheld therefrom under applicable Law in respect of Taxes. Upon payment of such expenses, Qorvo shall have no further liability to Skyworks with respect to this Agreement or the transactions contemplated hereby other than any payments required to be made pursuant to Section 9.3(b) (it being understood that the amount of any such subsequent payment shall be reduced by the amount of any payments made by Qorvo pursuant to this Section 9.3(c)); provided that nothing herein shall release any party from liability for fraud or the willful and material breach by Qorvo of this Agreement.
(d)   If, but only if, this Agreement is terminated:
(i)   by Skyworks, pursuant to Section 9.1(k) (Skyworks Superior Proposal);
(ii)   by Qorvo, prior to the receipt of the Skyworks Stockholder Approval, pursuant to Section 9.1(g) (Skyworks Triggering Event); or
(iii)   (x) (A) by Skyworks, pursuant to Section 9.1(b) (Outside Date), (B) by Skyworks pursuant to Section 9.1(e) (Failure to Obtain Skyworks Stockholder Approval at Skyworks Stockholder Meeting) or (C) by Qorvo pursuant to Section 9.1(i) (Breach of Skyworks Covenants); (y) a Skyworks Acquisition Transaction shall have been publicly disclosed and shall not have been publicly withdrawn: (1) in the case of clause (A) above, prior to the Outside Date, or (2) in the case of clause (B) above, at least five (5) Business Days prior to the date of the Skyworks Stockholder Meeting, or (3) in the case of clause (C) above, prior to a material breach by Skyworks that gives rise to Qorvo’s termination right pursuant to Section 9.1(i); and (z) within twelve (12) months after such termination of this Agreement, (1) Skyworks shall have entered into a definitive agreement with respect to any Skyworks Acquisition Transaction that is subsequently consummated or (2) a Skyworks Acquisition Transaction occurs involving Skyworks (it being understood that, for purposes of this clause (z) above, each reference to “fifteen percent (15%)” in the definition of “Skyworks Acquisition Transaction” shall be deemed a reference to “fifty percent (50%)”), then Skyworks shall pay to Qorvo the Skyworks Termination Fee. The Skyworks Termination Fee

payable pursuant to this Section 9.3(d) shall be paid by wire transfer of same-day funds no later than the third (3rd) Business Day following termination pursuant to Section 9.1(g) at any time after the occurrence of any Skyworks Triggering Event and substantially concurrently with any termination pursuant to Section 9.1(k) or on the date Skyworks consummates such transaction requiring payment of the Skyworks Termination Fee pursuant to Section 9.3(d)(iii).
(e)   If, but only if, this Agreement is terminated: (A) pursuant to Section 9.1(c) as a result of a Restraint with respect to any applicable Antitrust Law of any jurisdiction set forth on Section 8.1(c) of the Qorvo Disclosure Schedule or any Investment Screening Law of any jurisdiction set forth on Section 8.1(c) of the Qorvo Disclosure Schedule or any U.S. Antitrust Law; or (B) pursuant to Section 9.1(b) and, at the time of termination, all conditions set forth in Article VIII (other than those conditions that by their terms are to be satisfied at the Closing) have been satisfied or waived, other than those conditions set forth in Section 8.1(c) or Section 8.1(d) (solely, in each case, in connection with any applicable Antitrust Law in the jurisdictions identified in Section 8.1(c) of the Qorvo Disclosure Schedule or any Investment Screening Law in the jurisdictions identified in Section 8.1(c) of the Qorvo Disclosure Schedule or any U.S. Antitrust Law), then Skyworks shall pay or cause to be paid to Qorvo a non-refundable fee in the amount of $100,000,000 (such non-refundable fee, the “Reverse Termination Fee”) in cash within three (3) Business Days after the date of such termination.
(f)   If, but only if, this Agreement is terminated pursuant to Section 9.1(e) (Failure to Obtain Skyworks Stockholder Approval at the Skyworks Stockholder Meeting), then Skyworks shall pay to Qorvo, in cash, within three (3) Business Days of the date of such termination, Qorvo’s reasonable, documented, out-of-pocket expenses paid to third parties in connection with the Transactions; provided, that such expenses shall not exceed $45,000,000. The payment contemplated by this Section 9.3(f) shall be made by wire transfer of immediately available funds to an account designated by Qorvo and shall be reduced by any amounts required to be deducted or withheld therefrom under applicable Law in respect of Taxes. Upon payment of such expenses, each of Skyworks, Merger Sub I and Merger Sub II shall have no further liability to Qorvo with respect to this Agreement or the transactions contemplated hereby other than any payments required to be made pursuant to Section 9.3(d) (it being understood that the amount of any such subsequent payment shall be reduced by the amount of any payments made by Skyworks pursuant to this Section 9.3(f)); provided that nothing herein shall release any party from liability for fraud or the willful and material breach by Skyworks of this Agreement.
(g)   The parties acknowledge that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages and not a penalty, and that, without these agreements, the parties would not have entered into this Agreement. For the avoidance of doubt, all payments under this Section 9.3 (including the Qorvo Termination Fee, the Skyworks Termination Fee and the Reverse Termination Fee) shall be payable only once and not in duplication, even though the payments under this Section 9.3 may be payable under one or more provisions hereof. If Qorvo or Skyworks, as applicable, fails promptly to pay the applicable payment under this Section 9.3 when due and payable, and, in order to obtain such payment, Qorvo or Skyworks, as the case may be, commences an action or other proceeding that results in an award against Qorvo or Skyworks, as applicable, for such payment under this Section 9.3, Qorvo or Skyworks, as applicable, shall pay the other party’s costs and expenses (including reasonable and documented attorneys’ fees and expenses) in connection with such action or proceeding, together with interest on the amount of the payment due under this Section 9.3 from the date such payment was required to be made until the date of payment at the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made.
(h)   Without limiting the rights of Skyworks under the Debt Financing Commitment or the rights of any of Skyworks and its Subsidiaries under any Definitive Debt Financing Agreements, Qorvo agrees, on behalf of itself and its Subsidiaries, that none of (i) the Financing Sources or (ii) any of their respective Affiliates or any of such Financing Sources’ or their Affiliates’ respective former, current or future general or limited partners, shareholders, managers, members, agents, officers, directors, employees, accountants, advisors or representatives or any of their respective successors or assigns (the Persons described in this clause “(ii)” being collectively referred to as the “Financing Sources Related Parties”) shall have any liability or obligation to Qorvo or any of its stockholders, Affiliates,

Representatives, current, former or future officers, directors, employees, agents, representatives, stockholders, managers or members relating to or arising out of this Agreement or any of the Transactions (including the Debt Financing and Debt Financing Commitment), whether at law, in equity, in contract, in tort or otherwise. This Section 9.3(h) shall not affect, alter or amend in any way the covenants and agreements between Qorvo and Skyworks, or the obligations of Qorvo and Skyworks, provided for in this Agreement.
ARTICLE X
MISCELLANEOUS
Section 10.1   Amendment or Supplement.   At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects by written agreement signed by all of the parties hereto; provided, however, that after receipt of the Qorvo Stockholder Approval or the Skyworks Stockholder Approval, there shall be made no amendment or supplement that by Law requires further approval by the stockholders of Qorvo or Skyworks without the further approval of such stockholders. Notwithstanding anything to the contrary contained in this Agreement, Section 9.3(h), this Section 10.1, the last sentence of Section 10.4 and the last sentence of Section 10.5 (and any other provision of this Agreement to the extent that an amendment, supplement or other modification of such provision would modify the substance of such provisions) may not be amended, supplemented, waived or otherwise modified in any manner that is adverse in any material respect to any Financing Source or any of its Financing Source Related Parties without the prior written consent (not to be unreasonably withheld, conditioned or delayed) of such Financing Source (and any such amendment, supplement, waiver or modification without such prior written consent shall be null and void).
Section 10.2   Extension of Time; Waiver.   Any party may, subject to applicable Law: (a) waive any inaccuracies in the representations and warranties of any other party hereto; (b) extend the time for the performance of any of the obligations or acts of any other party hereto; or (c) to the extent permitted by applicable Law, waive compliance by the other party with any of the agreements contained in this Agreement or, except as otherwise provided in the Agreement, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the parties hereto in exercising any right hereunder shall operate as a waiver of rights, nor shall any single or partial exercise of such rights preclude any other or further exercise of such rights or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.
Section 10.3   No Survival of Representations and Warranties.   None of the representations and warranties contained in this Agreement, the Qorvo Disclosure Schedule, the Skyworks Disclosure Schedule or in any certificate or schedule or other document delivered pursuant to this Agreement shall survive the Mergers.
Section 10.4   Entire Agreement; No Third Party Beneficiary.   This Agreement, including the exhibits and annexes hereto, the Qorvo Disclosure Schedule, the Skyworks Disclosure Schedule, the documents and instruments relating to the Transactions referred to in this Agreement, including the Voting and Support Agreement, and the Confidentiality Agreement, the Clean Room Agreement and the Joint Defense Agreement, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. This Agreement is not intended, and shall not be deemed, to create any agreement of employment with any person, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto, except (x) from and after the Effective Time, the former holders of Qorvo Common Stock and Qorvo RSU Awards as of immediately prior to the Effective Time to receive Merger Consideration, Accelerated RSU Consideration or Adjusted RSU Awards, as applicable, pursuant to Article III, (y) with respect to Section 7.10, which provisions are intended to be for the benefit of, and will be enforceable by, each of the Indemnified Persons, who are intended third-party beneficiaries of Section 7.10 from and after the Effective Time, and (z) the Financing Sources and the Financing Source Related Parties shall be third-party beneficiaries of, and may enforce, Section 9.3(h), Section 10.1, Section 10.5, and the last sentence of this Section 10.4.

Section 10.5   Applicable Law; Jurisdiction; Financing Sources.   This Agreement and all actions (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the Mergers shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. All actions and proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the Mergers shall be heard and determined in the Court of Chancery of the State of Delaware, and the parties irrevocably submit to the jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The parties agree that service of any court paper may be made in any manner as may be provided under the applicable Laws or court rules governing service of process in such court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER AT LAW, IN CONTRACT, IN TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT (INCLUDING ANY ACTION AGAINST ANY FINANCING SOURCE OR ANY FINANCING SOURCE RELATED PARTIES IN RESPECT OF THE DEBT FINANCING). Notwithstanding anything to the contrary contained in this Agreement, each of the parties agrees, on behalf of itself and its Subsidiaries, that: (i) it will not bring or support any legal proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any of the Financing Sources or any of the Financing Source Related Parties arising out of or relating to this Agreement, any of the Transactions, the Debt Financing or the Debt Financing Commitment in any forum other than the United States federal court located in, or if that court does not have subject matter jurisdiction, in New York state court located in, the Borough of Manhattan in the City of New York, New York; (ii) all actions and proceedings (whether at law, in equity, in contract, in tort or otherwise) against any of the Financing Sources or any of the Financing Source Related Parties arising out of or relating to this Agreement, any of the Transactions, the Debt Financing or the Debt Financing Commitment shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, and any appellate court thereof and each party irrevocably submits itself and its property with respect to any such action or proceeding to the exclusive jurisdiction of such court; (iii) all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Financing Sources or any of the Financing Source Related Parties arising out of or relating to this Agreement or any of the Transactions, the Debt Financing or the Debt Financing Commitment shall be exclusively governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof; (iv) agrees that service of process upon any party in any such action or proceeding shall be effective if notice is given in accordance with Section 10.8; (v) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal proceeding in any such court; (vi) irrevocably waives, to the fullest extent that it may effectively do so, and agrees not to assert, in any such action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court for any reason, (vii) agrees that no Financing Sources shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature; and (viii) the provisions of this Section 10.5 relating to the waiver of jury trial shall apply to any such action or proceeding described in clause “(i)” above.
Section 10.6   Specific Enforcement.   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy and nothing in this Agreement shall be deemed a waiver by any party of any right to specific performance or injunctive relief. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity, and the parties hereto hereby waive the requirement of any posting of a bond in connection with the remedies described herein.

Section 10.7   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.
Section 10.8   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) if sent by email transmission, upon transmission; (provided, that in the case of (c), no “bounce back” or similar message of non-delivery is received with respect thereto):
If to Skyworks:
Skyworks Solutions, Inc.
5260 California Avenue
Irvine, California 92617
Attn: Robert J. Terry
Email: [REDACTED]
Phone: [REDACTED]
with a copy to (which copy shall not constitute notice):
Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue, Suite 1400
Palo Alto, CA 94301
Attn: Kenton J. King and Sonia K. Nijjar
Email: kenton.king@skadden.com and sonia.nijjar@skadden.com
Phone: (650) 470-4500
if to Qorvo:
Qorvo, Inc.
7628 Thorndike Road
Greensboro, North Carolina 27409
Attn: General Counsel
Email: [REDACTED]
Phone:[REDACTED]
with a copy to (which copy shall not constitute notice):
Davis Polk & Wardwell LLP
900 Middlefield Road
Redwood City, CA 94063
Attn: Paul S. Scrivano and Cheryl Chan
Email: paul.scrivano@davispolk.com and cheryl.chan@davispolk.com
Phone: (650) 752-2000
Section 10.9   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
Section 10.10   Construction.
(a)   For purposes of this Agreement, whenever the context requires: (i) the singular number shall include the plural, and vice versa; (ii) the masculine gender shall include the feminine and neuter genders; (iii) the feminine gender shall include the masculine and neuter genders; and (iv) the neuter gender shall include the masculine and feminine genders.
(b)   The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.
(c)   As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” The term “or” shall not be not exclusive. The word “will” shall be construed to have the same meaning as the word “shall”. The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or thing extends, and such word or phrase shall not mean simply “if”.
(d)   Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.
(e)   The phrases “provided to,” “furnished to,” “made available” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided to the party to whom such information or material is to be provided by means of being provided for review without interruption prior to the execution of this Agreement in the virtual dataroom set up by Qorvo or Skyworks, as applicable, in connection with this Agreement or which is contained in an Available Qorvo SEC Document (in the case of Qorvo’s information) or an Available Skyworks SEC Document (in the case of Skyworks’ information).
Section 10.11   Counterparts; Signatures.   This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.
SKYWORKS SOLUTIONS, INC.
By:
/s/ Philip G. Brace

Name:
Philip G. Brace

Title:
Chief Executive Officer

[Signature Page to Merger Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.
QORVO, INC.
By:
/s/ Robert A. Bruggeworth

Name:
Robert A. Bruggeworth

Title:
President, CEO

[Signature Page to Merger Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.
COMET ACQUISITION CORP.
By:
/s/ Philip G. Brace

Name:
Philip G. Brace

Title:
President

[Signature Page to Merger Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.
COMET ACQUISITION II, LLC
By:
/s/ Philip G. Brace

Name:
Philip G. Brace

Title:
President

[Signature Page to Merger Agreement]

ANNEX A
DEFINITIONS
1.   Certain Definitions.   The following terms, as used herein, have the following meanings, which meanings shall be applicable equally to the singular and plural of the terms defined:
“Acquisition Proposal” means, in the case of Qorvo, a Qorvo Acquisition Proposal and in the case of Skyworks, a Skyworks Acquisition Proposal.
“Acquisition Transaction” means, in the case of Qorvo, a Qorvo Acquisition Transaction and in the case of Skyworks, a Skyworks Acquisition Transaction.
“Affiliate” has the meaning set forth in Rule 12b-2 of the Exchange Act.
“Antitrust Law” means (i) the U.S. Antitrust Laws, and (ii) all other Laws, including merger control Laws, prohibiting, limiting or promulgated or intended to govern conduct having the purpose or effect of monopolization, restraint of trade or substantial lessening of competition.
“Business Day” means any day, other than a Saturday, Sunday and any day which is a legal holiday under the laws of the States of California or Delaware, or is a day on which banking institutions located in the States of California or Delaware are authorized or required by Law or other governmental action to close.
“Capital Markets Issuance” means one or more issuances of debt securities in an offering, which may consist of multiple tranches, registered under the Securities Act or in a private placement pursuant to an exemption from the registration requirements of the Securities Act, for purposes of funding the Transactions on the Closing Date or issued in connection with any of the transactions described in Section 7.16(j).
“Clean Room Agreement” means the Clean Room Agreement, dated October 13, 2025, between Qorvo and Skyworks.
“Combined Company” means Skyworks and the Skyworks Subsidiaries (including Qorvo and the Qorvo Subsidiaries), taken as a whole, after giving effect to the Mergers.
“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any governmental authorization).
“Contract” means any legally binding agreement, contract, subcontract, lease, sublease, license, understanding, instrument, note, bond, mortgage, indenture, option, warranty, insurance policy, benefit plan or other legally binding commitment.
“Controlled Group Liability” means any and all liabilities (a) under Title IV of ERISA, (b) under Section 302 or 4068(a) of ERISA, (c) under Section 430(k) or 4971 of the Code, (d) for violation of the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code or the group health requirements of Section 701 et seq. of ERISA and Sections 9801 et seq. of the Code, and (e) any foreign Law similar to the foregoing clauses (a) through (d).
“Conversion Ratio” means an amount equal to the sum of (a) the Exchange Ratio, plus (b) the quotient (rounded to four decimal places) obtained by dividing (i) the Per Share Cash Amount by (ii) the Skyworks Measurement Price.
“Customs & Trade Laws” means all applicable export, import, customs and trade, and anti-boycott Laws or programs administered, enacted or enforced by any Governmental Body, including but not limited to: (a) the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and the import Laws administered by U.S. Customs and Border Protection; (b) the anti-boycott Laws administered by the U.S. Departments of Commerce and Treasury; and (c) any other similar export, import, anti-boycott, or other trade Laws or programs in any relevant jurisdiction to the extent they are applicable to Qorvo or Skyworks.

“Debt Financing” means any debt financing incurred or intended to be incurred by Skyworks or its Subsidiaries pursuant to, referred to in or as contemplated by any Debt Financing Commitment Letter or any other debt financing incurred or intended to be incurred by Skyworks or its Subsidiaries for purposes of financing the transactions contemplated hereby.
“Employee Benefit Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA), whether or not subject to ERISA, and any other plan, program, policy, practice, agreement or other arrangement, whether written or unwritten, relating to pension, retirement, supplemental retirement, profit-sharing, bonus, incentive compensation, equity or equity-based compensation, deferred compensation, vacation, sick pay, stock purchase, stock option, phantom equity, restricted stock, severance, supplemental unemployment, welfare, hospitalization or other medical, life, or other insurance, long or short term disability, change of control, retention, fringe benefit or any other similar compensation or employee benefits.
“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.
“Environmental Laws” means any Law, pertaining to pollution, the environment, the protection of the environment or human health and safety, including the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the Occupational Safety and Health Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Act, the Safe Drinking Water Act, the Federal Insecticide, Fungicide, and Rodenticide Act, the Emergency Planning and Community Right-to-Know Act and any similar Federal, foreign, state or local Law relating to or imposing liability or standards of conduct for protection of the environment or human health and safety.
“Equity Interest” means any share, capital stock, partnership, limited liability company membership or similar interest in any Person, and any option, warrant, right or security (including debt securities) convertible or exchangeable or exercisable thereto or therefor.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Financing Source” means any lender, arranger, bookrunner, administrative agent, syndication agent, underwriter, initial purchaser, placement agent, trustee or other Person providing any portion of, or engaged in connection with, any Debt Financing, and any other Person party to any commitment letters, engagement letters, underwriting agreements, purchase agreements, indentures, credit agreements or other agreements entered in connection with the Debt Financing, in each case, together with their respective successors and permitted assigns. Notwithstanding the foregoing, in no event shall Skyworks or any of its Affiliates constitute “Financing Sources”.
“Foreign Plan” means each plan, program, policy, practice, agreement or other arrangement that would otherwise meet the definition of a “Qorvo Plan” or a “Skyworks Plan,” as the context requires, but which is subject to any Law other than U.S. federal, state or local Law.
“GAAP” means United States generally accepted accounting principles, applied on a consistent basis.
“Government Contract” means any Contract (including any basic ordering agreement, pricing agreement, letter contract, teaming agreement, joint venture, grant, cooperative agreement, other transactional authority agreement or change order) with any Governmental Body or any prime contractor or sub-contractor (at any tier) of any Governmental Body, but excluding any purchase, delivery or task order.
“Governmental Body” means (i) any transnational, domestic or foreign federal, state, provincial, territorial, regional, municipal or local governmental, legislative, judicial, regulatory or administrative authority, including any department, ministry, court, arbitrator or arbitral body, other tribunal, commission, commissioner, board, subdivision, bureau, agency, division, authority, office or official, or (ii) any quasi-governmental, professional association or organization or private body exercising any executive, legislative, judicial, regulatory, taxing or other governmental functions or any stock exchange or self-regulatory organization.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.
“Indebtedness” means, with respect to any Person, all (a) indebtedness of such Person for borrowed money, (b) other indebtedness of such Person evidenced by credit agreements, notes, bonds, indentures, securities, mortgages, debt securities, debentures or other debt instruments, (c) amounts owing as deferred purchase price for the purchase of any property or assets (excluding trade payables incurred in the ordinary course of business), (d) obligations under capital leases, and (e) all indebtedness or obligations of another Person referred to in clauses (a) and (d) above guaranteed by such Person; provided that letters of credit and performance bonds issued in the ordinary course of business shall not be Indebtedness.
“Intellectual Property Rights” means any and all statutory and/or common law intellectual property rights throughout the world, including any rights in or otherwise associated with any of the following: (i) all rights in United States and foreign patents and utility models and applications therefor (including provisional applications) and all reissues, divisions, renewals, extensions, provisionals, reexaminations, continuations and continuations in part thereof (collectively, “Patents”); (ii) all trade secret rights, know-how and other rights in proprietary information, inventions, proprietary processes, formulae, models and methodologies; (iii) all registered and unregistered copyrights, mask works and mask work registrations, rights in designs and registrations and applications therefore, and all other works of authorship or rights thereto (collectively, “Copyrights”); (iv) all registered, applied-for and unregistered trademark rights and similar rights in trade names, logos, trade dress, trademarks and service marks and goodwill associated with any of the foregoing (collectively, “Trademarks”); (v) all rights in databases and data collections (including knowledge databases, customer lists and customer databases); (vi) rights in Software, data, databases and data collections, (vii) all rights to Uniform Resource Locators (a/k/a URL), Web site addresses and domain names (collectively, “Domain Names”); (viii) any similar, corresponding or equivalent rights to any of the foregoing; and (ix) any registrations and renewals of or applications to register any of the foregoing.
“Intervening Event” means (i) with respect to Qorvo, a Qorvo Intervening Event, and (ii) with respect to Skyworks, a Skyworks Intervening Event.
“Investment Screening Law” means all Laws prohibiting, limiting or promulgated or intended to regulate investments on national security, public order or national security grounds.
“Joint Defense Agreement” means the Joint Defense Agreement, dated April 10, 2025, by and between counsel for Skyworks (Skadden, Arps, Slate, Meagher & Flom LLP) and counsel for Qorvo (Davis Polk & Wardwell LLP).
“Knowledge” means, with respect to (i) Qorvo, the actual knowledge of those individuals set forth in Section A.1 of the Qorvo Disclosure Schedule, and (ii) Skyworks, the actual knowledge of those individuals set forth in Section A.1 of the Skyworks Disclosure Schedule.
“Law” means any federal, state, local, municipal, foreign or other law, treaty, statute, act, constitution, principle of common law, resolution, ordinance, code, edict, decree, order, rule, regulation, ruling, bylaw, official standard, policy or guidance or similar requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.
“Legal Proceeding” means any action, suit, litigation, claim, complaint, charge, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, inquiry, examination or, to the Knowledge of the Person in question, investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.
“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, license, encumbrance or limitation on transfer (other than such a limitation arising under federal, state or foreign securities Laws) in respect of such property or asset.
“Material Adverse Effect” means, with respect to any party, any effect, event, change, occurrence, condition or development (each an “Effect”) that, individually or when taken together with all other Effects, has had a material adverse change in, or material adverse effect on: (a) the ability of such party and its Subsidiaries to consummate the transactions contemplated by this Agreement, including any such Effect that delays beyond the Outside Date, prevents or prohibits such party’s or its Subsidiaries’ ability to consummate the transactions contemplated by this Agreement; or (b) the businesses, financial condition or results of operations of such party and its Subsidiaries, taken as a whole; provided, however, that for the purposes of this clause (b) any Effect, to the extent resulting from or arising in connection with (i) the industries, geographies or markets in which such party and its Subsidiaries operate; or (ii) general economic, political or financial, credit, foreign exchange, capital market or securities market conditions, shall be excluded from the determination of a Material Adverse Effect, except, in the case of clauses (i) and (ii), to the extent that such Effect (individually or in the aggregate) disproportionately affects such party and its Subsidiaries, taken as a whole, relative to other Persons of substantially similar size engaged in the same industries, geographies, and markets in which such party and its Subsidiaries operate, in which case only the incremental disproportionate adverse impact of such Effect shall be taken into account for the purposes of such determination (to the extent not otherwise excluded by another clause of this definition); and provided, further, that for the purposes of this clause (b), any Effect, to the extent resulting from or arising in connection with (A) the negotiation, execution, delivery, announcement or pendency of this Agreement and the transactions contemplated hereby, including the identities of the parties hereto, the loss or departure of officers of such party or any of its Subsidiaries resulting from the foregoing, or any termination, reduction (or potential reduction) or any other negative development (or potential negative development) in such party’s or any Subsidiary’s relationships with any of its customers, suppliers, distributors or other business partners resulting from the foregoing (provided that the exceptions in this clause “(A)” will not apply with respect to the representations and warranties contained in Section 4.3(c) (with respect to Qorvo) or Section 5.3(c) (with respect to Skyworks) of this Agreement or to Section 8.2(b) (with respect to Qorvo) or Section 8.3(b) (with respect to Skyworks) or Section 9.1(h) (with respect to Qorvo) or Section 9.1(i) (with respect to Skyworks) to the extent related to such portions of such representations and warranties), (B) acts of God, earthquakes, nuclear incidents, hurricanes, tsunamis, tornados, floods, mudslides, widespread electrical blackouts, wild fires or other natural disasters, weather or environmental events or health emergencies, disease outbreaks, pandemics or epidemics or contagions, quarantine restrictions or other similar measures related to public health matters and any governmental or industry responses thereto (or the worsening of any of the foregoing), cyberattacks, data breaches or other force majeure events, acts of war, terrorism (including cyber terrorism) or sabotage, armed hostility, military actions or the escalation or worsening thereof; except, in the case of this clause (B), to the extent that such events (individually or in the aggregate) disproportionately affect such party and its Subsidiaries, taken as a whole, relative to other Persons of substantially similar size engaged in the same industries, geographies, or markets in which such party or its Subsidiaries operate, in which case only the incremental disproportionate adverse impact of such Effect shall be taken into account (to the extent not otherwise excluded by another clause of this definition), (C) changes in or changes in the interpretation of GAAP or other accounting standards, changes in the accounting rules and regulations of the SEC, or changes in applicable Law; except, in the case of this clause (C), to the extent that such changes (individually or in the aggregate) disproportionately affect such party and its Subsidiaries, taken as a whole, relative to other Persons of substantially similar size engaged in the same industries, geographies, or markets in which such party or its Subsidiaries operate, in which case only the incremental disproportionate adverse impact of such Effect shall be taken into account (to the extent not otherwise excluded by another clause of this definition), (D) the taking of any action by such party or any of its Subsidiaries to the extent the taking of such action is expressly required by this Agreement or such action was taken at the request or with the written approval of Qorvo (in the case of Skyworks) or Skyworks (in the case of Qorvo), or the failure by such party or any of its Subsidiaries to take any action to the extent the taking of such action is expressly prohibited by this Agreement or such action was not so taken at the request or with the written approval of Qorvo (in the case of Skyworks) or Skyworks (in the case of Qorvo), (E) any proceeding brought or threatened by stockholders of Qorvo or stockholders of Skyworks (whether on behalf of Qorvo, Skyworks or otherwise), including any stockholder class action or derivative litigation, asserting allegations of breach of fiduciary duty relating to this Agreement or violations of securities Laws in connection with the Registration Statement or other disclosure documents, or from allegations of false or misleading public disclosure by Qorvo or Skyworks with respect to the Agreement, or otherwise arising out of or relating to this Agreement and the transactions contemplated hereby, (F) any action or inaction required to comply with the rules and regulations of the SEC or the SEC comment process in connection with the Proxy Statement/Prospectus and Registration Statement, (G) any change in the market price or trading volume of the Skyworks Common Stock or Qorvo Common Stock (it being understood that the underlying causes of such decrease may be considered in determining whether a Material Adverse Effect has occurred unless otherwise expressly excluded under another clause of this definition), (H) any matter set forth on Section A.2 of the Skyworks Disclosure Schedule or Section A.2 of the Qorvo Disclosure Schedule, (I) any failure by such party to meet any projections, forecasts, revenue or earnings predictions, predictions or expectations of such party or of any securities analysts (it being understood that the underlying causes of such failure may be considered in determining whether a Material Adverse Effect has occurred except to the extent excluded under another clause of this definition), (J) any Regulatory Remedies, or (K) any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions in the United States or any other country or region in the world or any “shutdown” of the United States Government; except, in the case of this clause (K), to the extent that such events (individually or in the aggregate) disproportionately affect such party and its Subsidiaries, taken as a whole, relative to other Persons of substantially similar size engaged in the same industries, geographies, or markets in which such party or its Subsidiaries operate, in which case only the incremental disproportionate adverse impact of such Effect shall be taken into account (to the extent not otherwise excluded by another clause of this definition), shall also be excluded from the determination of a Material Adverse Effect.
“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.
“Object Code” means Software in binary, object or executable form that is intended to be directly executable by a computer without the intervening steps of compilation or assembly.
“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Open Source License” means a license that complies with the “Open Source Definition” of the Open Source Initiative (www.opensource.org), including, for example, the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), in each case that requires, as a condition of distribution of the Software licensed thereunder, that other Software incorporated into, derived from or distributed with, such Software (i) be disclosed or distributed in Source Code form, (ii) be licensed for purposes of preparing derivative works, or (iii) be redistributed at no charge.
“Permitted Lien” means: (i) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business, which do not and would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; (ii) Liens for Taxes, assessments and other governmental charges and levies that are not due and payable or that are being contested in good faith by appropriate proceedings diligently conducted and, in each case, for which a reasonable reserve has been established; (iii) Liens reflected in the Qorvo Balance Sheet or the Skyworks Balance Sheet, as applicable; (iv) defects or irregularities in title, easements, rights-of-way, covenants, restrictions, and other, similar matters incurred in the ordinary course of business that would not, individually or in the aggregate, reasonably be expected to materially impair the value of or continued use and operation of the assets to which they relate; (v) Liens imposed or promulgated by operation of applicable Law with respect to real property and improvements, including zoning regulations, permits, licenses, utility easements, rights of way and similar Liens imposed or promulgated by any Governmental Body that would not reasonably be expected to materially impair the value of or continued use and operation of the assets to which they relate; (vi) statutory liens for amounts not yet delinquent to secure obligations to landlords, lessors or renters under leases or rental agreements that have not been breached; (vii) non-exclusive licenses, immunities from suit, or covenants not to assert granted under or with respect to any Intellectual Property Rights; (viii) in the case of leased real property, any Liens affecting the freehold interest of the owner of the real property that is subject of a Qorvo Real Property Lease or Skyworks Real Property Lease, as applicable; and (xi) pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by applicable Law.
“Person” means any individual, Entity or Governmental Body.
“Personal Data” means any information that identifies or is capable of identifying, either directly or indirectly, a natural person or as that term is otherwise defined under applicable Law.
“Privacy Law” means applicable Laws regulating the access, use, disclosure of, or other similar actions concerning, Personal Data.
“Qorvo Acquisition Proposal” means any offer, inquiry, indication of interest or proposal (other than an offer or proposal by Skyworks) contemplating, involving or otherwise relating to a Qorvo Acquisition Transaction.
“Qorvo Acquisition Transaction” means (i) any transaction or series of transactions (other than the Transactions) pursuant to which any Person or “group” (as defined in the Exchange Act) acquires or would acquire, directly or indirectly, beneficial ownership (as defined in the Exchange Act) of more than fifteen percent (15%) of the outstanding shares of Qorvo Common Stock or other Equity Interests of Qorvo (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing more than fifteen percent (15%) of the outstanding shares of any class of voting securities of Qorvo, including pursuant to a stock purchase, merger, consolidation, tender offer, share exchange or similar transaction involving Qorvo, (ii) any transaction or series of transactions pursuant to which any Person or “group” (as defined in the Exchange Act) acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding Equity Interests of Qorvo Subsidiaries and any entity surviving any merger or combination including any of them) of Qorvo or the Qorvo Subsidiaries representing more than fifteen percent (15%) of the revenues, net income or assets (in each case, on a consolidated basis) of Qorvo and the Qorvo Subsidiaries, taken as a whole, (iii) any direct or indirect sale, lease, exchange, transfer, exclusive license (other than any Qorvo Ordinary Course License) or disposition of assets representing more than fifteen percent (15%) of the revenues, net income or assets (in each case, on a consolidated basis) of Qorvo and the Qorvo Subsidiaries, taken as a whole, or (iv) any other acquisition of a business or business combination transaction (including by stock purchase, merger, consolidation, tender offer, share exchange or similar transaction) involving (A) Qorvo which would result in any third party (or the stockholders of such third party) owning more than 15% of the total outstanding shares of voting securities of Qorvo or (B) Qorvo or the Qorvo Subsidiaries which would result in any third party owning assets of Qorvo or the Qorvo Subsidiaries representing more than 15% of the revenues, net income or assets (in each case, on a consolidated basis) of Qorvo and the Qorvo Subsidiaries, taken as a whole, that would reasonably be expected to prevent or materially delay the Transactions.
“Qorvo Common Stock” means the Common Stock, par value $0.0001 per share, of Qorvo.
“Qorvo Credit Agreement” means, as applicable, (x) that certain Credit Agreement, dated as of April 23, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Closing Date), by and among Qorvo, Bank of America, N.A., as administrative agent, and the other lenders party thereto or (y) any Permitted Qorvo Credit Agreement Replacement (as defined in the Qorvo Disclosure Schedule).
“Qorvo ERISA Affiliate” means any Person under common control with Qorvo within the meaning of Section 414(b), Section 414(c), Section 414(m) or Section 414(o) of the Code, and the regulations issued thereunder.
“Qorvo ESPP” means the Amended and Restated Qorvo 2007 Employee Stock Purchase Plan.

“Qorvo Intellectual Property” means all of the Intellectual Property Rights owned or purported to be owned by Qorvo or any Qorvo Subsidiary.
“Qorvo Intervening Event” means a material event, fact, development or occurrence affecting the business, assets or operations of Qorvo (other than any event, fact, development or occurrence resulting from a material breach of this Agreement by Qorvo) that is unknown and not reasonably foreseeable to the Qorvo Board as of the Agreement Date (or, if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable to the Qorvo Board as of the Agreement Date) and becomes known to the Qorvo Board after the Agreement Date and prior to the receipt of the Qorvo Stockholder Approval (provided, however, that in no event shall any event, fact, development or occurrence resulting from or relating to any of the following give rise to a Qorvo Intervening Event: (i) the receipt, existence or terms of a Qorvo Acquisition Proposal; (ii) the public announcement, execution, delivery or performance of this Agreement, the identity of Skyworks, or the public announcement, pendency or consummation of the transactions contemplated hereby (or the public announcement of any discussions among the parties related thereto); or (iii) any change in the trading price or trading volume of the Qorvo Common Stock or Skyworks Common Stock (although for purposes of clarity, any underlying facts, events, changes, developments or set of circumstances, with respect to this clause (iii) relating to or causing such change may be considered, along with the effects or consequences thereof)).
“Qorvo Option” means each option to purchase shares of Qorvo Common Stock, granted pursuant to any Qorvo Stock Plan.
“Qorvo Ordinary Course License” means (a) any non-disclosure or confidentiality agreement between Qorvo or any Qorvo Subsidiary and a third party, excluding any such agreement that includes a license to make, sell or distribute any product or Technology, and (b) any written Contract between Qorvo or any Qorvo Subsidiary and a third party pursuant to which (i) Qorvo or any Qorvo Subsidiary grants to customers, suppliers, distributors, OEMs, resellers, VARs or service providers a non-exclusive license or covenant not to assert Intellectual Property Rights in connection with the implementation, reproduction, sale or distribution of any Qorvo Products, in the ordinary course of business or (ii) a third party is granted rights to use or otherwise exploit Qorvo Intellectual Property in connection with performing services for Qorvo or any Qorvo Subsidiary in the ordinary course of business.
“Qorvo Owned Real Property” means the real property owned in whole or in part by Qorvo or any Qorvo Subsidiary, together with all buildings and other structures, facilities or improvements located thereon and all easements, licenses, rights and appurtenances of Qorvo or any Qorvo Subsidiary relating to the foregoing.
“Qorvo Plans” means any and all Qorvo Service Provider Benefit Plans and Qorvo Service Provider Agreements.
“Qorvo Products” means any and all products and services that are marketed, offered, sold, licensed, provided or distributed by Qorvo or any Qorvo Subsidiary.
“Qorvo Registration Statement Tax Opinion” shall mean a written opinion from Davis Polk, dated as of such date as may be required by the SEC in connection with the filing of the Registration Statement, based on the facts, representations, assumptions and exclusions set forth or described in such opinion, to the effect that the Mergers, taken together, will qualify for the Intended Tax Treatment. In rendering such opinion, Davis Polk shall be entitled to rely upon customary assumptions, representations, warranties and covenants reasonably satisfactory to it, including representations, warranties and covenants set forth in the tax representation letters described in Section 7.15(c).
“Qorvo RSU Award” means each award of restricted stock units corresponding to shares of Qorvo Common Stock granted pursuant to any Qorvo Stock Plan, including performance-based restricted stock units.
“Qorvo Service Provider” means any employee, officer, director or other individual service provider of Qorvo or any of the Qorvo Subsidiaries.

“Qorvo Service Provider Agreement” means any written employment, consulting, severance, termination, retention, transaction bonus, change in control, or other similar Contract between: (a) Qorvo or any Qorvo Subsidiaries, and (b) any Qorvo Service Provider, other than any such Contract that is terminable “at will” (or following a notice period imposed by applicable Law) without any obligation on the part of Qorvo or any of the Qorvo Subsidiaries to make any severance, termination, change in control or similar payment or to provide any benefit, other than severance payments required to be made by Qorvo or any Qorvo Subsidiaries under applicable foreign Law.
“Qorvo Service Provider Benefit Plan” means an Employee Benefit Plan maintained, adopted, sponsored, contributed or required to be contributed to by Qorvo or any Qorvo ERISA Affiliate for the benefit of any current or former employee, officer, director or individual service provider of Qorvo or any of the Qorvo Subsidiaries or any beneficiary or dependent thereof, or under which Qorvo, any of the Qorvo Subsidiaries or any Qorvo ERISA Affiliate would reasonably be expected to have any liability, contingent or otherwise, excluding, in each case, any Multiemployer Plan and any Employee Benefit Plan required to be maintained or contributed to by a Governmental Body.
“Qorvo SSOs” means all standard-setting organizations, patent pools and other similar organizations to which Qorvo or any Qorvo Subsidiary belongs, participates or is otherwise involved and with whom Qorvo or any Qorvo Subsidiary has a Contract containing obligations for Qorvo or any Qorvo Subsidiary to grant, or to which Qorvo or any Qorvo Subsidiary has made any declaration that obligates Qorvo or any Qorvo Subsidiary to grant, any license, immunity or other right under any Qorvo Intellectual Property on reasonable and non-discriminatory (“RAND”) or fair reasonable and non-discriminatory (“FRAND”) terms.
“Qorvo Stock Plans” means the Amended and Restated Qorvo 2022 Stock Incentive Plan, Qorvo 2013 Incentive Plan, the Qorvo 2012 Incentive Plan, the Qorvo 2012 Stock Incentive Plan, the Qorvo 2006 Directors Stock Option Plan and the Nonemployee Directors’ Stock Option Plan of Qorvo, in each case, as amended.
“Qorvo Superior Proposal” means a bona fide written Qorvo Acquisition Proposal that was not solicited in violation of Section 7.1 that, if consummated, would result in a Person or group (or the stockholders of any Person) owning, directly or indirectly, (a) more than fifty percent (50%) of the outstanding shares of Qorvo Common Stock, or (b) more than fifty percent (50%) of the assets of Qorvo and the Qorvo Subsidiaries taken as a whole, in either case, which the Qorvo Board determines in good faith (after consultation with its legal counsel and financial advisor): (i) to be reasonably likely to be consummated on the terms proposed if accepted; and (ii) if consummated, would result in a transaction more favorable to Qorvo’s stockholders from a financial point of view than the Mergers, in each case, taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects of the proposal, all the terms and conditions of such proposal and this Agreement, any changes to the terms of this Agreement offered in writing by Skyworks in response to such Qorvo Acquisition Proposal, the identity of the Person making the Qorvo Acquisition Proposal, the anticipated timing, conditions and the ability of the Person making such Qorvo Acquisition Proposal to consummate the transactions contemplated by such Qorvo Acquisition Proposal, and that if such Qorvo Acquisition Proposal is to be financed, such financing is, at the time of the making of such Qorvo Acquisition Proposal, (i) fully committed or (ii) the Qorvo Board has determined in good faith that it is reasonably likely to be obtained prior to the consummation of such Qorvo Acquisition Proposal.
“Qorvo Termination Fee” means an amount, in cash, equal to $298,692,098.
“Qorvo Triggering Event” means if: (i) a Change in Board Recommendation shall have occurred or been otherwise publicly disclosed by Qorvo or the Qorvo Board or its or their Representatives; (ii) Qorvo shall have failed to include in the Proxy Statement/Prospectus the Qorvo Board Recommendation; (iii) the Qorvo Board or any committee thereof shall have approved, endorsed or recommended any Qorvo Acquisition Proposal; (iv) Qorvo shall have entered into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract relating to any Qorvo Acquisition Proposal, other than a customary confidentiality agreement expressly permitted in Section 7.1(b) of this Agreement, or any agreement or agreement in principle requiring Qorvo to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations under this Agreement; (v) a tender or exchange offer relating to securities of Qorvo shall have been commenced and Qorvo shall not have issued, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement recommending the rejection of such tender or exchange offer; and publicly reaffirming the Qorvo Board Recommendation; or (vi) Qorvo, any Qorvo Subsidiary or any of their Representatives shall have committed a material breach of any of their respective obligations under Section 7.1.
“Registered Intellectual Property” means all United States, international and foreign: (i) Patents, (ii) Trademarks, and (iii) Copyrights, in each case of (i)  – (iii) above, that are the subject of a registration or an application for registration, filed with or issued by the United States Patent and Trademark Office or any similar Governmental Body anywhere in the world.
“Representatives” means officers, directors, employees, agents, attorneys, accountants, advisors, investment bankers and representatives.
“Requesting Authority” means any Governmental Body (other than a U.S. Governmental Body), that, at any time during the Interim Period, requests, asserts or attempts to assert jurisdiction over, or requests, requires or attempts to require from Skyworks, Merger Sub I, Merger Sub II or Qorvo a filing or submission relating to, the Mergers or any of the other Transactions.
“Sanctioned Person” means any Person that is the target of any Sanctions, including, without limitation, (a) any Person listed on any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any EU Member State, or His Majesty’s Treasury of the United Kingdom; (b) the Government of Venezuela or any Person that is located, organized, or resident in a Sanctioned Territory; (c) any Person otherwise subject to Sanctions; or (d) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) – (c).
“Sanctioned Territory” means, at any time, a country or territory that is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, and the Crimea, non-government controlled areas of Kherson and Zaporizhazhia, so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic regions of Ukraine, and, prior to July 1, 2025, Syria).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by relevant Governmental Bodies, including, but not limited to OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any EU Member State, or His Majesty’s Treasury of the United Kingdom.
“Skyworks Acquisition Proposal” means any offer, inquiry, indication of interest or proposal (other than an offer or proposal by Qorvo) contemplating, involving or otherwise relating to a Skyworks Acquisition Transaction.
“Skyworks Acquisition Transaction” means (i) any transaction or series of transactions (other than the Transactions) pursuant to which any Person or “group” (as defined in the Exchange Act) acquires or would acquire, directly or indirectly, beneficial ownership (as defined in the Exchange Act) of more than fifteen percent (15%) of the outstanding shares of Skyworks Common Stock or other Equity Interests of Skyworks (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing more than fifteen percent (15%) of the outstanding shares of any class of voting securities of Skyworks, including pursuant to a stock purchase, merger, consolidation, tender offer, share exchange or similar transaction involving Skyworks, (ii) any transaction or series of transactions pursuant to which any Person or “group” (as defined in the Exchange Act) acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding Equity Interests of Skyworks Subsidiaries and any entity surviving any merger or combination including any of them) of Skyworks or the Skyworks Subsidiaries representing more than fifteen percent (15%) of the revenues, net income or assets (in each case, on a consolidated basis) of Skyworks and the Skyworks Subsidiaries, taken as a whole, (iii) any direct or indirect sale, lease, exchange, transfer, exclusive license (other than any Skyworks Ordinary Course License) or disposition of assets representing more than fifteen percent (15%) of the revenues, net income or assets (in each case, on a consolidated basis) of Skyworks and the Skyworks Subsidiaries, taken as a whole, or (iv) any other acquisition of a business or business combination transaction (including by stock purchase, merger, consolidation, tender offer, share exchange or similar transaction) involving (A) Skyworks which would result in any third party (or the stockholders of such third party) owning more than 15% of the total outstanding shares of voting securities of Skyworks or (B) Skyworks or the Skyworks Subsidiaries which would result in any third party owning assets of Skyworks or the Skyworks Subsidiaries representing more than 15% of the revenues, net income or assets (in each case, on a consolidated basis) of Skyworks and the Skyworks Subsidiaries, taken as a whole, that would reasonably be expected to prevent or materially delay the Transactions.
“Skyworks Equity Awards” means, collectively, Skyworks Options and Skyworks RSU Awards.
“Skyworks ESPPs” means the Skyworks Non-Qualified Employee Stock Purchase Plan, as amended and the Skyworks 2002 Employee Stock Purchase Plan, in each case, as amended.
“Skyworks Intellectual Property” means all of the Intellectual Property Rights owned or purported to be owned by Skyworks or any Skyworks Subsidiary.
“Skyworks Intervening Event” means a material event, fact, development or occurrence affecting the business, assets or operations of Skyworks (other than any event, fact, development or occurrence resulting from a material breach of this Agreement by Skyworks) that is unknown and not reasonably foreseeable to the Skyworks Board as of the Agreement Date (or, if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable to the Skyworks Board as of the Agreement Date) and becomes known to the Skyworks Board after the Agreement Date and prior to the receipt of the Skyworks Stockholder Approval (provided, however, that in no event shall any event, fact, development or occurrence resulting from or relating to any of the following give rise to a Skyworks Intervening Event: (i) the receipt, existence or terms of a Skyworks Acquisition Proposal; (ii) the public announcement, execution, delivery or performance of this Agreement, the identity of Qorvo, or the public announcement, pendency or consummation of the transactions contemplated hereby (or the public announcement of any discussions among the parties related thereto); or (iii) any change in the trading price or trading volume of the Skyworks Common Stock or Qorvo Common Stock (although for purposes of clarity, any underlying facts, events, changes, developments or set of circumstances, with respect to this clause (iii) relating to or causing such change may be considered, along with the effects or consequences thereof)).
“Skyworks Measurement Price” means an amount equal to the volume weighted average trading price of Skyworks Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the Closing Date (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events), as calculated by Bloomberg Financial LP under the function “VWAP.”
“Skyworks Option” means each stock option to purchase shares of Skyworks Common Stock granted under the Skyworks Stock Plans.
“Skyworks Ordinary Course License” means (a) any non-disclosure or confidentiality agreement between Skyworks or any Skyworks Subsidiary and a third party, excluding any such agreement that includes a license to make, sell or distribute any product or Technology and (b) any written Contract between Skyworks or any Skyworks Subsidiary and a third party pursuant to which (i) Skyworks or any Skyworks Subsidiary grants to customers, suppliers, distributors, OEMs, resellers, VARs or service providers a non-exclusive license or covenant not to assert Intellectual Property Rights in connection with the implementation, reproduction, sale or distribution of any Skyworks Products, in the ordinary course of business or (ii) a third party is granted rights to use or otherwise exploit Skyworks Intellectual Property in connection with performing services for Skyworks or any Skyworks Subsidiary, in the ordinary course of business.
“Skyworks Owned Real Property” means the real property owned in whole or in part by Skyworks or any Skyworks Subsidiary, together with all buildings and other structures, facilities or improvements located thereon and all easements, licenses, rights and appurtenances of Skyworks or any Skyworks Subsidiary relating to the foregoing.
“Skyworks Plans” means any and all Skyworks Service Provider Benefit Plans and Skyworks Service Provider Agreements.
“Skyworks Products” means any and all products and services that are marketed, offered, sold, licensed, provided or distributed by Skyworks or any Skyworks Subsidiary.
“Skyworks Registration Statement Tax Opinion” shall mean a written opinion from Skadden, dated as of such date as may be required by the SEC in connection with the filing of the Registration Statement, based on the facts, representations, assumptions and exclusions set forth or described in such opinion, to the effect that the Mergers, taken together, will qualify for the Intended Tax Treatment. In rendering such opinion, Skadden shall be entitled to rely upon customary assumptions, representations, warranties and covenants reasonably satisfactory to it, including representations, warranties and covenants set forth in the tax representation letters described in Section 7.15(c).
“Skyworks RSU Award” means each award of restricted stock units corresponding to shares of Skyworks Common Stock that are subject to restrictions based on performance and/or continuing service (including awards referred to as performance shares) and granted under the Skyworks Stock Plans or outside of any plan as an “inducement grant” within the meaning of Nasdaq Listing Rule 5635(c)(4).
“Skyworks Service Provider” means any employee, officer, director or other individual service provider of Skyworks or any Skyworks Subsidiary.
“Skyworks Service Provider Agreement” means any written employment, consulting, severance, termination, retention, transaction bonus, change in control, or other similar Contract between: (a) Skyworks or any Skyworks Subsidiaries and (b) any Skyworks Service Provider, other than any such Contract that is terminable “at will” (or following a notice period imposed by applicable Law) without any obligation on the part of Skyworks or any of the Skyworks Subsidiaries to make any severance, termination, change in control or similar payment or to provide any benefit, other than severance payments required to be made by Skyworks or any Skyworks Subsidiaries under applicable foreign Law.
“Skyworks Service Provider Benefit Plan” means an Employee Benefit Plan maintained, adopted, sponsored, contributed or required to be contributed to by Skyworks or any Skyworks ERISA Affiliate for the benefit of any current or former employee, officer, director or individual service provider of Skyworks or any of the Skyworks Subsidiaries or any beneficiary or dependent thereof or under which Skyworks, any of the Skyworks Subsidiaries or any Skyworks ERISA Affiliate would reasonably be expected to have any liability, contingent or otherwise, excluding, in each case, any Multiemployer Plan and any Employee Benefit Plan required to be maintained or contributed to by a Governmental Body.
“Skyworks SSOs” means all standard-setting organizations, patent pools and other similar organizations to which Skyworks or any Skyworks Subsidiary belongs, participates or is otherwise involved and with whom Skyworks or any Skyworks Subsidiary has a Contract containing obligations for Skyworks or any Skyworks Subsidiary to grant, or to which Skyworks or any Skyworks Subsidiary has made any declaration that obligates Skyworks or any Skyworks Subsidiary to grant, any license, immunity or other right under any Skyworks Intellectual Property on RAND or FRAND terms.
“Skyworks Stock Plans” means the Skyworks Second Amended and Restated 2015 Long-Term Incentive Plan and the Skyworks Amended and Restated 2008 Director Long-Term Incentive Plan, in each case, as amended.
“Skyworks Superior Proposal” means a bona fide written Skyworks Acquisition Proposal that was not solicited in violation of Section 7.1 that, if consummated, would result in a Person or group (or the stockholders of any Person) owning, directly or indirectly, (a) more than fifty percent (50%) of the outstanding shares of Skyworks Common Stock or (b) more than fifty percent (50%) of the assets of

Skyworks and the Skyworks Subsidiaries taken as a whole, in either case, which the Skyworks Board determines in good faith (after consultation with its legal counsel and financial advisor): (i) to be reasonably likely to be consummated on the terms proposed if accepted; and (ii) if consummated, would result in a transaction more favorable to Skyworks’ stockholders from a financial point of view than the Mergers, in each case, taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects of the proposal, all the terms and conditions of such proposal and this Agreement, any changes to the terms of this Agreement offered in writing by Qorvo in response to such Skyworks Acquisition Proposal, the identity of the Person making the Skyworks Acquisition Proposal, the anticipated timing, conditions and the ability of the Person making such Skyworks Acquisition Proposal to consummate the transactions contemplated by such Skyworks Acquisition Proposal, and that if such Skyworks Acquisition Proposal is to be financed, such financing is, at the time of the making of such Skyworks Acquisition Proposal, (i) fully committed or (ii) the Skyworks Board has determined in good faith that it is reasonably likely to be obtained prior to the consummation of such Skyworks Acquisition Proposal.
“Skyworks Termination Fee” means an amount, in cash, equal to $298,692,098.
“Skyworks Triggering Event” means: (i) a Change in Board Recommendation shall have occurred or been otherwise publicly disclosed by Skyworks or the Skyworks Board or its or their Representatives; (ii) Skyworks shall have failed to include in the Proxy Statement/Prospectus the Skyworks Board Recommendation; (iii) the Skyworks Board or any committee thereof shall have approved, endorsed or recommended any Skyworks Acquisition Proposal; (iv) Skyworks shall have entered into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract relating to any Skyworks Acquisition Proposal, other than a customary confidentiality agreement expressly permitted in Section 7.1(b) of this Agreement, or any agreement or agreement in principle requiring Skyworks to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations under this Agreement; (v) a tender or exchange offer relating to securities of Skyworks shall have been commenced and Skyworks shall not have issued, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement recommending the rejection of such tender or exchange offer; and publicly reaffirming the Skyworks Board Recommendation; or (vi) Skyworks, any Skyworks Subsidiary or any of their Representatives shall have committed a material breach of any of their respective obligations under Section 7.1.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the regulations promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Significant Subsidiary” means any Qorvo Subsidiary or Skyworks Subsidiary, as the context requires, that owns assets that constitute or account for 10% or more of the consolidated net revenues, consolidated net income or consolidated assets of Qorvo or Skyworks, as applicable, and all of its Subsidiaries taken as a whole.
“Software” means any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code form, and (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise.
“Source Code” means Software comprising computer programming code Software in human readable form, and excluding Object Code.
“Subsidiary” An entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns, beneficially or of record: (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body; or (b) at least fifty percent (50%) of the outstanding equity or financial interests of such Entity.

“Superior Proposal” means, in the case of Qorvo, a Qorvo Superior Proposal and, in the case of Skyworks, a Skyworks Superior Proposal.
“Surviving Corporation Common Stock” means the common stock, par value $0.01 per share, of the Surviving Corporation.
“Tax” means any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, or ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax, payroll tax or other tax of any kind whatsoever), levy, assessment, tariff, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body.
“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax.
“Technology” means all tangible items constituting, disclosing or embodying any or all of the following: technology, technical information, know how, works of authorship, trade secrets, inventions (whether or not patented or patentable), show how, techniques, design rules, algorithms, routines, models, methodologies, Software (whether Source Code or Object Code), files, compilations, including any and all data and collections of data, databases, prototypes, schematics, netlists, test methodologies, development tools and all related user documentation.
“Transfer Regulations” means (i) any regulation implementing the Acquired Rights Directive 2001/23/EC, (ii) the United Kingdom Transfer of Undertaking (Protection of Employment) Regulations 2006 (as amended) and (iii) any equivalent automatic transfer regulations.
“U.S. Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, or the HSR Act, and all other Laws of the United States or any state, city, municipality, territory or political subdivision thereof, including merger control Laws, prohibiting, limiting or promulgated or intended to govern conduct having the purpose or effect of monopolization, restraint of trade or substantial lessening of competition.

ANNEX B
FORM OF REGISTRATION STATEMENT TAX REPRESENTATION LETTER

ANNEX B
EXECUTION VERSION
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of October 27, 2025, by and between Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), and the undersigned stockholders (each, a “Stockholder”) of Qorvo, Inc., a Delaware corporation (“Qorvo”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Qorvo, Skyworks, Comet Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Skyworks (“Merger Sub I”), and Comet Acquisition II, LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Skyworks (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”).
RECITALS
WHEREAS, Qorvo, Skyworks and the Merger Subs are entering into the Merger Agreement concurrently with the execution and delivery of this Agreement, which Merger Agreement sets forth, among other things, the terms and conditions on which (a) Merger Sub I will be merged with and into Qorvo (the “First Merger”), with Qorvo as the surviving entity in the First Merger (the “Surviving Corporation”) and the Surviving Corporation becoming a wholly owned subsidiary of Skyworks; and (b) immediately following the First Merger, and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will be merged with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II as the surviving entity in the Second Merger and a wholly owned subsidiary of Skyworks, in each case, upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL and the DLLCA;
WHEREAS, as of the date hereof, each Stockholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Qorvo Common Stock and other securities convertible into, or exercisable or exchangeable for, shares of Qorvo Common Stock, all as set forth on the applicable signature page of this Agreement (collectively, the “Shares”); and
WHEREAS, Skyworks and the Merger Subs have required, as an inducement to each of Skyworks and such Merger Subs entering into the Merger Agreement, that each Stockholder enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I
VOTING
1.1    Agreement to Vote.   Each Stockholder agrees that, from and after the date hereof and until the earlier to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, (c) the date of any amendment, modification or supplement to the Merger Agreement, in each such case if such amendment, modification or supplement materially and adversely affects the economic interests or share ownership of Qorvo’s stockholders, (d) the date of any Qorvo Triggering Event or Skyworks Triggering Event and (e) the mutual written consent of Skyworks, Qorvo and the applicable Stockholder (such date, the “Voting Covenant Expiration Date”), at the Qorvo Stockholders Meeting or any other meeting of the stockholders of Qorvo, however called, or in connection with any written consent of the stockholders of Qorvo, in each case relating to any proposed action by the stockholders of Qorvo with respect to the matters set forth in Section 1.1(b) (each, a “Voting Event”), each Stockholder shall:
(a)   appear at each such Voting Event or otherwise cause the Shares that are capable of being voted and any voting securities of Qorvo acquired by such Stockholder after the date hereof and prior to the record date of such Voting Event (the “Voting Shares”) owned beneficially or of record by such Stockholder to be counted as present thereat for purposes of calculating a quorum; and

(b)   vote (or cause to be voted), in person or by proxy, the Voting Shares (i) in favor of adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement; (ii) in favor of any proposal to adjourn a meeting of the stockholders of Qorvo to solicit additional proxies in favor of the adoption of the Merger Agreement; (iii) against any Qorvo Acquisition Proposal or any other proposal in opposition to, or in competition with, the Merger and the transactions contemplated by the Merger Agreement; and (iv) against any other action, agreement or transaction that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone or discourage the Transactions or this Agreement or the performance by Qorvo of its obligations under the Merger Agreement or by such Stockholder of its obligations under this Agreement.
In case of a stock dividend or distribution of voting securities of Qorvo, or any change in the Qorvo Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term “Voting Shares” shall be deemed to refer to and include the Voting Shares as well as all such stock dividends and distributions of voting securities of Qorvo and any voting securities into which or for which any or all of the Voting Shares may be changed or exchanged. “Voting Shares” shall not include any Qorvo Common Stock that a Stockholder sells or otherwise disposes of in accordance with this Agreement following the date of this Agreement.
1.2   Capacity as Stockholder.   Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of Qorvo, and not in such Stockholder’s capacity as (a) a director, officer or employee of Qorvo or any of its Subsidiaries, (b) an equity holder of Skyworks or (c) a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of Qorvo in the exercise of his or her fiduciary duties as a director or officer of Qorvo or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of Qorvo or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary (including voting in favor of any Change in Board Recommendation by the Qorvo Board) and no such action or omission shall be deemed a breach of this Agreement.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
2.1   Representations and Warranties of Each Stockholder.   Each Stockholder hereby represents and warrants to Skyworks as follows:
(a)   Authorization.   This Agreement has been duly and validly executed and delivered by each Stockholder and, assuming due execution and delivery by Skyworks, constitutes a valid and binding obligation of each Stockholder, enforceable in accordance with its terms, subject to the Enforceability Exceptions.
(b)   Ownership.   As of the date hereof, the number of shares of Qorvo Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by each Stockholder is reflected on the applicable signature page to this Agreement. As of the date hereof, the Shares are the only shares of Qorvo Common Stock held of record or beneficially owned by each Stockholder (except that Peter A. Feld may be deemed to beneficially own the shares of Qorvo Common Stock underlying the restricted stock units he holds). Subject to the Transfers (as defined below) otherwise permitted by Section 3.1, each Stockholder has and will have at all times through the Voting Covenant Expiration Date sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Articles I or III, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Voting Shares with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. The Voting Shares are free and clear of any Liens and will be at all times prior to the Voting Covenant Expiration Date free and clear of any Liens, in each case, which would impair the ability of each Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis. Each Stockholder further represents that any proxies heretofore given in respect of the Voting Shares have been revoked.

(c)    No Conflict.   The execution, delivery and performance of this Agreement by each Stockholder, the consummation by such Stockholder of the transactions contemplated hereby and the compliance by such Stockholder with each of the provisions herein, will not (i) result in a violation or breach of or conflict with the limited partnership agreement or other similar organizational documents of such Stockholder, (ii) require any Consent by any Person under, contravene or conflict with or result in a violation or breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or give rise to a right of purchase under, or result in the transfer of any material asset of such Stockholder to any Person, or accelerate the performance required by such Stockholder under, or result in a right of termination or acceleration under, or result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets owned or operated by such Stockholder pursuant to the terms, conditions or provisions of, any material Contract to which such Stockholder is a party or by which it is bound, or (iii) violate any Judgment or any Law applicable to such Stockholder or any of their respective properties or assets, except, in the case of clauses (ii) or (iii), for such violations, breaches or defaults that, or Consents, orders, registrations, declarations or filings the failure of which to make or obtain, would not reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
2.2    Representations and Warranties of Skyworks.   Skyworks hereby represents and warrants to each Stockholder as follows:
(a)    Authorization.   This Agreement has been duly and validly executed and delivered by Skyworks and, assuming due execution and delivery by each Stockholder, constitutes a valid and binding obligation of Skyworks, enforceable in accordance with its terms, subject to the Enforceability Exceptions.
(b)    No Conflict.   The execution, delivery and performance of this Agreement by Skyworks, the consummation by Skyworks of the transactions contemplated hereby and the compliance by Skyworks with each of the provisions herein, will not (i) result in a violation or breach of or conflict with the certificate or articles of incorporation or bylaws of Skyworks, (ii) require any Consent by any Person under, contravene or conflict with or result in a violation or breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or give rise to a right of purchase under, or result in the transfer of any material asset of Skyworks to any Person, or accelerate the performance required by Skyworks under, or result in a right of termination or acceleration under, or result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets owned or operated by Skyworks pursuant to the terms, conditions or provisions of, any Material Contract or Skyworks Real Property Lease to which Skyworks is a party or by which it is bound, or (iii) violate any Judgment or any Law applicable to Skyworks or any of its properties or assets, except, in the case of clauses (ii) or (iii), for such violations, breaches or defaults that, or Consents, orders, registrations, declarations or filings the failure of which to make or obtain, would not reasonably be expected to impair the ability of Skyworks to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
ARTICLE III
COVENANTS
3.1    Transfer Restrictions.   From the date hereof through the earliest of (a) the Voting Covenant Expiration Date, (b) the conclusion of the Qorvo Stockholder Meeting, and (c) nine months from the date of this Agreement, each Stockholder agrees not to sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (collectively, a “Transfer”) or enter into any contract, option, put, call or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Shares, or any interest therein; provided that notwithstanding the foregoing, each Stockholder may Transfer any Shares to any transferee or transferees (the “Transferred Shares”) if (i) such Stockholder retains direct or indirect sole voting control over such Transferred Shares that are Voting Shares through the earliest of clause (a), (b) or (c) of this Section 3.1 or (ii) as a condition to such transfer of Voting Shares, such transferee or transferees executes an agreement that contains the same covenants regarding voting and transfer as are contained in this Agreement.

3.2    No Contravening Actions.   Each Stockholder agrees not to take or agree or commit to take any action that would make any representation and warranty of such Stockholder contained in this Agreement inaccurate in any material respect. Each Stockholder further agrees that it shall use its commercially reasonable efforts to cooperate with any reasonable requests of either Qorvo or Skyworks (at the sole expense of Qorvo or Skyworks, as applicable) to effect the Transactions.
3.3    Further Assurances.   From time to time and without additional consideration, each Stockholder shall execute and deliver, or cause to be executed and delivered, such additional certificates, instruments and other documents, and shall take such further actions, reasonably necessary under applicable Law to perform its obligations as expressly set forth under this Agreement.
3.4    Dissenter’s Rights.   Each Stockholder agrees not to exercise any appraisal or dissenter’s rights available to Stockholder with respect to the Mergers pursuant to Section 262 of the DGCL.
3.5    No Solicitation.   Each Stockholder will immediately cease, and will cause its respective Representatives to immediately cease, any discussions or negotiations with any Person that may be ongoing with respect to any Acquisition Proposal or any proposal that would reasonably be expected to lead to an Acquisition Proposal. From and after the date hereof and until the Voting Covenant Expiration Date, each Stockholder (in its or his capacity as a stockholder of Qorvo) agrees that it shall not, and shall cause each of its controlled affiliates not to, and use reasonable best efforts to cause each person that controls such Stockholder (each a “Representative”) not to, directly or indirectly, (a) solicit, initiate or knowingly facilitate, encourage or induce (including by way of furnishing information), or take any other action designed to facilitate, any inquiry or the making of any proposal which constitutes, or would be reasonably expected to lead to, an Acquisition Proposal or (b) engage in any discussions or negotiations regarding any Acquisition Proposal (other than, solely in response to an unsolicited inquiry, to refer the inquiring person to this Section 3.5 and to limit its conversation or other communication exclusively to such referral). Each Stockholder acknowledges and agrees that, in the event any Representative of such Stockholder (acting in its capacity as such) takes any action that if taken by such Stockholder would be a breach of this Section 3.5, the taking of such action by such Representative will be deemed to constitute a breach of this Agreement (including this Section 3.5) by such Stockholder. Notwithstanding anything to the contrary in this Section 3.5, each Stockholder and its respective Representatives may engage in such activities at such times and to the extent that Qorvo or any of its Representatives is permitted to engage in such activities pursuant to the terms of the Merger Agreement as if such Stockholder and its Representatives were Qorvo or one of its Representatives under the Merger Agreement.
3.6    Public Announcements.   Skyworks, Qorvo and each Stockholder (in its capacity as a stockholder of the Company and signatory to this Agreement) shall only make public announcements regarding this Agreement and the transactions contemplated hereby that are consistent with the public statements made by Skyworks and Qorvo in connection with this Agreement, the Merger Agreement and the transactions contemplated thereby, as applicable. Skyworks, Qorvo and their respective Affiliates are authorized to disclose each Stockholder’s identity and each Stockholder’s holding of the Voting Shares and the nature of its commitments and obligations under this Agreement in any disclosure required by the SEC or other Governmental Body with respect to the Transactions, Company, Skyworks, Qorvo or their respective Affiliates (including for purposes of the Proxy Statement/Prospectus) and in the press release announcing the Transactions. Each Stockholder agrees promptly to give to Skyworks and Qorvo, after written request therefor, any information required to be disclosed pursuant to applicable securities Laws in such disclosure documents, and shall consider in good faith any requests to provide information required under any other applicable Law. Additionally, nothing in this Agreement shall preclude a Stockholder from making such filings as are required by applicable law in connection with the entering into of this Agreement, including an amendment to any Schedule 13D or Schedule 13G previously filed by a Stockholder with the Securities and Exchange Commission.
ARTICLE IV
MISCELLANEOUS
4.1    Termination.   This Agreement shall terminate upon the Voting Covenant Expiration Date; provided, however, that the provisions of this Article IV shall survive any termination of this Agreement and shall continue to be binding upon the parties hereto. Except as set forth in the proviso of the preceding sentence, in the event of such termination of this Agreement, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of any party; provided, however, that nothing herein shall relieve any party hereto from liability for any fraud, intentional misrepresentation or willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement prior to the termination of this Agreement pursuant to clauses (b) through (d) of this Section 4.1.
4.2    No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Skyworks any direct or indirect ownership or incidence of ownership of or with respect to any Voting Shares. All rights, ownership and economic benefits of and relating to the Voting Shares shall remain vested in and belong to each Stockholder, and Skyworks shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Qorvo or exercise any power or authority to direct such Stockholder in the voting of any of the Voting Shares, except as otherwise provided herein.
4.3    Notices.   All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) if sent by email transmission, upon transmission (provided, that in the case of clause (c) no “bounce back” or similar message of non-delivery is received with respect thereto): (i) if to Skyworks or Qorvo, at the address set forth in Section 10.8 of the Merger Agreement (with a copy, which shall not constitute notice, to the party to receive a copy pursuant to Section 10.8 of the Merger Agreement at the address set forth therein), and (ii) if to a Stockholder, to the address set forth on the applicable signature page hereto.
4.4    Construction.   For purposes of this Agreement, whenever the context requires: (a) the singular number shall include the plural, and vice versa; (b) the masculine gender shall include the feminine and neuter genders; (c) the feminine gender shall include the masculine and neuter genders; and (d) the neuter gender shall include the masculine and feminine genders. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.
4.5    Counterparts; Signatures.   This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means.
4.6    Entire Agreement; No Third-Party Beneficiaries.   This Agreement, including the exhibits and annexes hereto, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto; provided that Qorvo shall be an express, intended third-party beneficiary of this Agreement and shall be entitled to enforce the terms of this Agreement against the parties hereto as if it were a party hereto.
4.7    Applicable Law; Jurisdiction.   This Agreement and all actions (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. All actions and proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement shall be heard and determined in the Court of Chancery of the State of Delaware, and the parties hereto irrevocably submit to the jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The parties hereto agree that service of any court paper may be made in any manner as may be provided under the applicable Law or court rules governing service of process in such court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER AT LAW, IN CONTRACT, IN TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.
4.8    Specific Enforcement.   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy and nothing in this Agreement shall be deemed a waiver by any party of any right to specific performance or injunctive relief. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity, and the parties hereto hereby waive the requirement of any posting of a bond in connection with the remedies described herein.
4.9    Amendment.   At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects by written agreement signed by all of the parties hereto and Qorvo.
4.10   Extension of Time; Waiver.   Any party hereto may, subject to applicable Law: (a) waive any inaccuracies in the representations and warranties of any other party hereto; (b) extend the time for the performance of any of the obligations or acts of any other party hereto; or (c) to the extent permitted by applicable Law, waive compliance by the other party hereto with any of the agreements contained in this Agreement or, except as otherwise provided in the Agreement, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the parties hereto in exercising any right hereunder shall operate as a waiver of rights, nor shall any single or partial exercise of such rights preclude any other or further exercise of such rights or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by all of the parties hereto and Qorvo.
4.11   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
4.12   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties and Qorvo, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
SKYWORKS SOLUTIONS, INC.
By:
/s/ Philip G. Brace

Name:
Philip G. Brace

Title:
Chief Executive Officer

[Signature Page to Voting and Support Agreement]

STOCKHOLDER
STARBOARD VALUE LP
By:
/s/ Lindsey Cara

Name:
Lindsey Cara

Title:
Authorized Signatory of Starboard
Value GP LLC, its general partner

Address:
777 Third Avenue, 18th Floor
New York, NY 10017
Shares Beneficially Owned:
818,465
[Signature Page to Voting and Support Agreement]

STOCKHOLDER
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
By:
/s/ Lindsey Cara

Name:
Lindsey Cara

Title:
Authorized Signatory of Starboard
Value LP, its investment manager

Address:
777 Third Avenue, 18th Floor
New York, NY 10017
Shares Beneficially Owned:
3,559,103
[Signature Page to Voting and Support Agreement]

STOCKHOLDER
STARBOARD VALUE AND OPPORTUNITY S LLC
By:
/s/ Lindsey Cara

Name:
Lindsey Cara

Title:
Authorized Signatory of Starboard
Value LP, its manager

Address:
777 Third Avenue, 18th Floor
New York, NY 10017
Shares Beneficially Owned:
483,928
[Signature Page to Voting and Support Agreement]

STOCKHOLDER
STARBOARD G FUND LP
By:
/s/ Lindsey Cara

Name:
Lindsey Cara

Title:
Authorized Signatory for Starboard
Value G GP, LLC, its general partner

Address:
777 Third Avenue, 18th Floor
New York, NY 10017
Shares Beneficially Owned:
1,191,067
[Signature Page to Voting and Support Agreement]

STOCKHOLDER
STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP
By:
/s/ Lindsey Cara

Name:
Lindsey Cara

Title:
Authorized Signatory of Starboard
Value L LP, its general partner

Address:
777 Third Avenue, 18th Floor
New York, NY 10017
Shares Beneficially Owned:
187,790
[Signature Page to Voting and Support Agreement]

STOCKHOLDER
STARBOARD X MASTER FUND LTD
By:
/s/ Lindsey Cara

Name:
Lindsey Cara

Title:
Authorized Signatory of Starboard
Value LP, its investment manager

Address:
777 Third Avenue, 18th Floor
New York, NY 10017
Shares Beneficially Owned:
1,271,173
[Signature Page to Voting and Support Agreement]

ANNEX C
EXECUTION VERSION
GOLDMAN SACHS BANK USA
200 West Street
New York, NY 10282
October 27, 2025
Skyworks Solutions, Inc.
5260 California Avenue
Irvine, CA 92617
Attention: Philip Carter, Senior Vice President and Chief Financial Officer
Project Comet
US$3,050,000,000 Bridge Facility
Commitment Letter
Ladies and Gentlemen:
Skyworks Solutions, Inc., a Delaware corporation (the “Company” or “you”), has advised Goldman Sachs Bank USA (“Goldman Sachs” and, together with each person that becomes a party hereto as an additional “Commitment Party” pursuant to Section 3 hereof, the “Commitment Parties”, “we” or “us”) that it intends to consummate the Merger and the other Transactions described in the Transaction Description attached as Exhibit A hereto. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Exhibits hereto. This commitment letter, together with the Exhibits hereto, is referred to as this “Commitment Letter”.
1.   Commitment.   In connection with the foregoing, and subject only to the satisfaction or waiver by us of the conditions expressly set forth in Exhibit C to this Commitment Letter, Goldman Sachs hereby commits to provide to the Company 100% of the aggregate principal amount of the Bridge Facility (and each Tranche thereof) on the terms set forth herein and in Exhibit B hereto. It is understood and agreed that any event occurring after the date hereof and prior to the funding of the Bridge Facility on the Closing Date that would result in a mandatory commitment reduction with respect to the Bridge Facility (and either Tranche thereof) as set forth in Exhibit B hereto under the section titled “Mandatory Commitment Reductions/Prepayments” shall reduce the amount of the Bridge Facility (and such Tranche thereof), and the aggregate amount of the Commitment Parties’ commitments hereunder (on a pro rata basis as among the Commitment Parties, based on the amount of their respective commitments under such Tranche at such time), on a dollar-for-dollar basis, and you agree to give the Commitment Parties prompt written notice of the occurrence of any such event, together with a reasonably detailed calculation of the amount of any such reduction.
2.   Appointment of Roles.   You hereby appoint (a) Goldman Sachs to act, and Goldman Sachs hereby agrees to act, as sole lead arranger and sole bookrunner in respect of the Bridge Facility (in such capacities, the “Arranger”) and (b) Goldman Sachs to act, and Goldman Sachs hereby agrees to act, as the sole administrative agent for the Bridge Facility (in such capacity, the “Administrative Agent”), in each case on the terms set forth in this Commitment Letter.
It is agreed that no other agents, co-agents, arrangers, co-arrangers, bookrunners, managers or co-managers will be appointed and no other titles will be awarded (in each case, other than pursuant to the Syndication Plan (as defined below)), and no compensation will be paid (other than the compensation expressly contemplated by this Commitment Letter or the Fee Letters (as defined below)), in each case, by the Company or any of its subsidiaries in connection with the Bridge Facility unless the Company and the Arranger shall so agree. It is understood and agreed that, notwithstanding any such appointment or title award, Goldman Sachs will appear on the top left of the cover page of any marketing materials or other documentation for the Bridge Facility (and each Tranche thereof), and will have the authority and perform the functions conventionally understood to be associated with such name placement.

3.   Syndication.   The Arranger intends to commence syndication of the Bridge Facility (it being understood that the Arranger may elect to syndicate one but not the other Tranche or may elect to syndicate both of the Tranches simultaneously or at different times) promptly after the public announcement of the Merger. The Arranger will manage and determine, in consultation with you, all aspects of the syndication of the Bridge Facility (or either Tranche thereof); provided that until the date that is 45 days after the date hereof (the “Initial Syndication Period”), the determinations as to the selection of Lenders, the acceptance and final allocation of commitments, any title of agent or similar designations or roles awarded to any Lender and the amounts offered and the compensation provided to each Lender from the amounts to be paid to the Arranger pursuant to the terms of this Commitment Letter and the Fee Letters shall be made in accordance with the syndication plan for the Bridge Facility agreed to (including as to the identity of the prospective Lenders, it being understood that such prospective Lenders are reasonably acceptable to the Company) by the Arranger and the Company on or prior to the date hereof (as it may be amended after the date hereof as agreed by the Arranger and the Company, the “Syndication Plan”); provided, further, that we will not syndicate the Bridge Facility (or either Tranche thereof) to (a) persons that are determined by you to be competitors of you or your subsidiaries and that you have identified, by name, in writing to the Arranger from time to time after the date hereof and prior to the Closing Date or to the Administrative Agent from time to time after the Closing Date and (b) affiliates of any person described in clause (a) above (other than bona fide debt fund affiliates) if such affiliates are identified, by name, by you in writing to the Arranger from time to time after the date hereof and prior to the Closing Date or to the Administrative Agent from time to time after the Closing Date or are otherwise clearly identifiable as an affiliate of such person based solely on the similarity of such affiliate’s name to the name of such person (collectively, the “Disqualified Lenders”), it being understood and agreed that (i) the foregoing provisions shall not apply retroactively to any person if such person shall have previously acquired (or entered into a trade for) an assignment or participation interest, or received an allocation as part of the final allocation of commitments under the Bridge Facility (or either Tranche thereof), in each case, prior thereto, but shall disqualify such person from taking any further assignment or participation thereafter, (ii) each written supplement shall become effective two business days after delivery thereof to the Arranger or the Administrative Agent, as applicable, and (iii) the list of Disqualified Lenders may be provided, on a confidential basis, to Lenders and to any potential assignees or participants. Any Lender that is selected in accordance with the foregoing provisions is referred to as a “Permitted Lender”, it being understood that no Disqualified Lender may be a Permitted Lender. In connection with the syndication of the Bridge Facility (or either Tranche thereof), the Company agrees, at the request of the Arranger, to enter into one or more customary joinder agreements to this Commitment Letter (collectively, the “Joinder Documentation”) reasonably acceptable to the Arranger and the Company, in each case, pursuant to which any Permitted Lender may become a party hereto as an additional “Commitment Party” and extend a commitment in respect of the Bridge Facility (or either Tranche thereof) directly to the Company, which may contain provisions determined by the Arranger in accordance with the syndication provisions set forth above, and in consultation with the Company, with respect to the allocation of titles and roles, rights and responsibilities in connection with the syndication of the Bridge Facility (or either Tranche thereof), the allocation of any reductions in the amount of the Bridge Facility (or either Tranche thereof) and the allocation to such Permitted Lender of certain fees provided for in the Fee Letters (but which will not add any new conditions to the availability of the Bridge Facility, change the amount or terms of the Bridge Facility or increase the aggregate compensation payable by the Company in connection therewith as set forth in this Commitment Letter and in the Fee Letters or make any other changes hereto not contemplated above). The commitment of Goldman Sachs hereunder with respect to the Bridge Facility (and the applicable Tranche thereof) shall be reduced dollar-for-dollar and, to the extent of such reduction and subject to the final paragraph of this Section 3, Goldman Sachs shall be released from its obligations solely with respect thereto (it being understood that the remaining commitment of Goldman Sachs shall continue in full force and effect), as and when commitments in respect of the Bridge Facility (or either Tranche thereof) are received from any Permitted Lender upon such Permitted Lender becoming a party to this Commitment Letter pursuant to the Joinder Documentation. The commitments and other obligations of Goldman Sachs and any Permitted Lender that becomes a party hereto are and shall be several and not joint.
Until the earlier of (a) the date on which a Successful Syndication (as defined in the Arranger Fee Letter) is achieved and (b) 60 days after the Closing Date (such earlier date, the “Syndication Date”), you agree to use your commercially reasonable efforts to actively assist, and to use commercially reasonable efforts

(to the extent practical and appropriate and in all instances subject to the limitations on your rights set forth in the Merger Agreement) to cause the Qorvo Business to actively assist, the Arranger in completing a syndication of the Bridge Facility (or either Tranche thereof) reasonably satisfactory to the Arranger and to you. Such assistance shall include (i) your using commercially reasonable efforts to ensure that arrangement and syndication efforts benefit from your and your subsidiaries’ existing relationships with banks and other financial institutions, (ii) a reasonable amount of direct contact between your senior management, representatives and advisors, on the one hand, and the prospective Lenders, on the other hand, in all such cases at times mutually agreed upon, (iii) your assistance (and your using commercially reasonable efforts (to the extent practical and appropriate and in all instances subject to the limitations on your rights set forth in the Merger Agreement) to cause the Qorvo Business to assist) in the preparation of a customary confidential information memorandum (the “Confidential Information Memorandum”) and other customary marketing materials (including a customary lender presentation) to be used in connection with the syndication of the Bridge Facility (or either Tranche thereof) reasonably satisfactory to the Arranger and to you (collectively, the “Information Materials”), (iv) the hosting, with the Arranger, of one or, if determined reasonably necessary, more meetings (which may be virtual) of or conference calls with the prospective Lenders at reasonable times and at reasonable locations to be mutually agreed upon and upon reasonable advance notice and (v) using commercially reasonable efforts to obtain, as promptly as practicable after the date hereof and in any event prior to the commencement of the marketing of the Senior Notes, updates to, or confirmations of, public corporate ratings of the Company and updates to, or confirmations of, public ratings of the Company’s senior unsecured, non-credit enhanced long-term indebtedness for borrowed money from each of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”), and Fitch Ratings, Inc. (“Fitch”), in each case taking into account the Transactions. In addition, you agree, prior to the Syndication Date, to use commercially reasonable efforts to promptly prepare and provide, and to use your commercially reasonable efforts (to the extent practical and appropriate and in all instances subject to the limitations on your rights set forth in the Merger Agreement) to cause the Qorvo Business promptly to prepare and provide, to the Arranger all customary financial and other information with respect to the Company, its subsidiaries, the Qorvo Business and the transactions contemplated hereby, including all financial projections, estimates and forecasts and other forward-looking information (the “Projections”), as the Arranger may reasonably request in connection with the syndication of the Bridge Facility (or either Tranche thereof). It is understood that, without limiting your representation and warranty set forth in Section 4 hereof or any corresponding representation and warranty in the Bridge Credit Agreement, the Company and the Qorvo Business will not be required to provide any information to the extent that the provision thereof would, in such person’s good faith judgment, violate (A) any attorney-client privilege (or result in the loss thereof), (B) any law, rule or regulation applicable to the Company, Qorvo or their respective subsidiaries or (C) any obligation of confidentiality to a third party binding on the Company, Qorvo or their respective subsidiaries (so long as such confidentiality obligation was not entered into in contemplation of the Transactions); provided that you provide us with notice of the existence of any such information that is being withheld. You hereby authorize us to download copies of your trademark logos from your website and to post copies thereof and any Information Materials to a deal site on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other appropriate electronic platform chosen by the Arranger to be its electronic transmission system (an “Electronic Platform”) established by the Arranger to syndicate the Bridge Facility (or either Tranche thereof), and to use your trademark logos on the Confidential Information Memorandum and other Information Materials or in any advertisements that any of us may place after the Closing Date in financial and other newspapers, journals, the internet or otherwise, at its own expense, describing its services to you hereunder, in each case, that are provided to you for prior review and to which you consent in writing (such consent not to be unreasonably withheld or delayed).
You acknowledge that certain prospective Lenders (such Lenders, “Public Lenders”; all other prospective Lenders, “Private Lenders”) may have personnel who do not wish to receive Private Lender Information (as defined below). You agree, at the request of the Arranger, to assist (and to use commercially reasonable efforts, to the extent practical and appropriate and in all instances subject to the limitations on your rights set forth in the Merger Agreement, to cause the Qorvo Business to assist) in the preparation of a version of the Information Materials consisting exclusively of information and documentation that is either (a) publicly available or (b) not material with respect to the Company, Qorvo or their respective subsidiaries, or any securities of any of the foregoing, for purposes of United States Federal and state securities laws (all such information and documentation being “Public Lender Information”; and any information and documentation that is not Public Lender Information is referred to herein as “Private Lender Information”). Before distribution of any Information Materials, to the extent requested by the Arranger, you agree to execute and deliver to the Arranger a customary authorization letter in which you authorize distribution of the Information Materials to the prospective Lenders, which shall include a customary representation by you as to the accuracy of the Information Materials and, in the case of Information Materials intended to contain solely Public Lender Information, a representation that such Information Materials do not contain any Private Lender Information (it being understood that the authorization letter provided by the Company shall, unless a customary authorization letter is provided by Qorvo, cover the Qorvo Business without any qualification as to knowledge). You further agree that each document to be disseminated by the Arranger to any prospective Lender in connection with the Bridge Facility will, at the request of the Arranger, be identified by you as either (i) containing Private Lender Information or (ii) containing solely Public Lender Information. You acknowledge that the following documents may be distributed to Public Lenders, unless you notify the Arranger promptly (including by e-mail) within a reasonable period of time prior to the intended distribution that any such document contains Private Lender Information (provided that each such document has been provided to you for review a reasonable period of time prior thereto): (A) drafts and final definitive documentation with respect to the Bridge Facility, (B) administrative materials prepared by the Arranger or the Administrative Agent for the prospective Lenders (such as a lender meeting invitation, bank allocation, if any, and funding and closing memoranda) and (C) notification of changes in the terms of the Bridge Facility. If you advise us in writing (including by email), within a reasonable period of time prior to distribution, that any of the foregoing should be disseminated only to Private Lenders, then Public Lenders will not receive such materials without your consent.
To ensure an orderly and successful syndication of the Bridge Facility (or either Tranche thereof), prior to the Syndication Date the Company and its subsidiaries will not, and the Company will use commercially reasonable efforts (to the extent not in contravention of the Merger Agreement) to ensure that the Qorvo Business does not, in each case, without the prior written consent of the Arranger (such consent not to be unreasonably withheld, conditioned or delayed), syndicate or issue, or announce the syndication or issuance of, any debt facility or any debt security of the Company, its subsidiaries or the Qorvo Business, including any renewals or refinancings of any existing debt facility or debt security, in each case, that would reasonably be expected to materially impair the general syndication of the Bridge Facility (or either Tranche thereof), other than (a) the Bridge Facility (or either Tranche thereof), (b) the Senior Notes, (c) the Existing Credit Agreement Amendment and any borrowings (including issuances of letters of credit) under the Existing Credit Agreement; provided that the aggregate principal amount thereof does not exceed US$1,000,000,000, (d) any intercompany indebtedness among the Company and/or its subsidiaries or among Qorvo and its subsidiaries, (e) capital leases, letters of credit, foreign subsidiary working capital facilities, purchase money and equipment financings, receivables financings, sale leaseback arrangements or other similar obligations, in each case, incurred in the ordinary course of business, (f) any indebtedness of the Qorvo Business permitted to be incurred by the Qorvo Business after the date hereof but prior to the Closing Date, or permitted to remain outstanding on the Closing Date, in each case, under the Merger Agreement, (g) any guarantees by the Company of indebtedness of Qorvo permitted to remain outstanding on the Closing Date, (h) any amendments or modifications (including any related exchange offer and/or consent solicitation) with respect to any indebtedness of Qorvo permitted to remain outstanding on the Closing Date, (i) other indebtedness to the extent the net cash proceeds of such debt are utilized to refinance any debt of the Company or its subsidiaries within six months of the maturity thereof and to pay any fees or other amounts in respect thereof or otherwise in connection therewith (including any prepayment or redemption premiums and accrued interest thereon), provided that such refinancing shall be managed or arranged in consultation and coordination with the Arranger and (j) other indebtedness in an aggregate principal amount not exceeding US$100,000,000.
Notwithstanding anything to the contrary contained in this Commitment Letter, (a) without limiting the conditions expressly set forth in Exhibit C to this Commitment Letter or your obligations to assist with syndication efforts as set forth herein, it is understood that the Commitment Parties’ commitments hereunder are not subject to or conditioned upon your compliance with this Section 3 or any syndication (or your assistance with respect to such syndication) of, or receipt of commitments in respect of, the Bridge Facility (or either Tranche thereof), and that none of the commencement or completion of the syndication of the Bridge Facility (or either Tranche thereof) nor the obtaining of updated or confirmed ratings as set forth above shall constitute a condition to the availability or funding of the Bridge Facility on the Closing Date and (b) notwithstanding our right to syndicate the Bridge Facility and to receive commitments with respect thereto, except (i) in respect of assignments of all or any portion of any Commitment Party’s commitment hereunder in respect of the Bridge Facility (or either Tranche thereof) to a Permitted Lender that (A) is a lender under the Existing Credit Agreement, (B) has been agreed to by the Company and the Arranger in writing (including by email) to be a prospective Lender as part of the Syndication Plan, (C) becomes a party hereto pursuant to the applicable Joinder Documentation with the consent of the Company or (D) is a commercial or investment bank that, in the case of this clause (D), at the time of such assignment has corporate rating (however denominated) or senior unsecured, non-credit enhanced long-term indebtedness rating from S&P that is BBB- or higher or from Moody’s that is Baa3 or higher (any person satisfying the requirements of clause (A), (B), (C) or (D) above being referred to as a “Specified Permitted Lender”) and (ii) in respect of assignments between any Commitment Party and its affiliates as expressly provided in Section 9 hereof, (x) no Commitment Party shall be relieved, released or novated from its commitment hereunder (including its obligation to fund the Bridge Facility on the Closing Date) in connection with the syndication of the Bridge Facility (or either Tranche thereof) until after the funding of the Bridge Facility on the Closing Date has occurred, (y) no assignment or novation in connection with the syndication of the Bridge Facility (or either Tranche thereof) shall become effective, as between the Company and any Commitment Party, with respect to all or any portion of such Commitment Party’s commitment hereunder until after the funding of the Bridge Facility on the Closing Date has occurred and (z) unless otherwise agreed to in writing by the Company (in its sole discretion), each Commitment Party shall retain control over all of its rights and obligations with respect to its commitment hereunder, including all rights with respect to consents, modifications, waivers and amendments hereof, until after the funding of the Bridge Facility on the Closing Date has occurred.
4.   Information.   You hereby represent and warrant that (a) all written information, other than the Projections and other forward-looking information and other than information of a general economic or industry-specific nature (the “Information”), that has been or will be made available to any of the Commitment Parties or the Lenders by or on behalf of you or any of your subsidiaries in connection with the transactions contemplated hereunder does not or will not, when furnished, taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (in each case, after giving effect to all supplements and updates provided thereto); provided that, prior to the consummation of the Merger, with respect to any Information regarding the Qorvo Business, the foregoing representation and warranty is made only to your knowledge; and (b) the Projections or other forward-looking information that has been or will be furnished to any of the Commitment Parties or the Lenders by or on behalf of you or any of your subsidiaries in connection with the transactions contemplated hereunder have been or will be prepared in good faith based upon assumptions that you believe to be reasonable at the time made and at the time the related Projections or other forward-looking information are so furnished (it being understood that the Projections or other forward-looking information are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are out of your control, that no assurance can be given that any particular projections will be realized, that the Projections or other forward-looking information is not a guarantee of financial performance and that actual results during the period or periods covered by any such Projections may differ significantly from the projected results and such differences may be material). You agree that if, at any time prior to the later of the Closing Date and the Syndication Date, the representation and warranty in the preceding sentence would be incorrect in any material respect (prior to the consummation of the Merger, to your knowledge insofar as it applies to the information regarding the Qorvo Business) if the Information or the Projections were being furnished at such time and such representation and warranty were being made at such time, then you will promptly notify us and supplement (or, prior to the consummation of the Merger, with respect to information regarding the Qorvo Business, use commercially reasonably efforts (to the extent not in contravention of the Merger Agreement) to cause the Qorvo Business to supplement) the Information, the Projections or other forward-looking statements so that such representation and warranty shall be true and correct in all material respects (prior to the consummation of the Merger, to your knowledge insofar as it applies to the information regarding the Qorvo Business). In structuring, syndicating and arranging the Bridge Facility, we will be entitled to use and rely on the Information and the Projections without independent verification thereof, and you acknowledge and agree that we will have no obligation to conduct any independent evaluation or appraisal of your or your subsidiaries’ assets or liabilities or the assets or liabilities of the Qorvo Business or any other person or to advise or opine on any solvency issues. Notwithstanding the foregoing, it is understood that the Commitment Parties’ commitments hereunder are not subject to or conditioned upon the accuracy of the representation and warranty set forth in this Section 4, and the accuracy of such representation and warranty does not constitute a condition to the availability of the Bridge Facility (or either Tranche thereof) on the Closing Date.
5.   Fees.   As consideration for the Commitment Parties’ commitments hereunder and the Arranger’s agreement to perform the services described herein, you agree to pay the fees set forth in this Commitment Letter and in the arranger fee letter dated the date hereof (the “Arranger Fee Letter”) and the administrative agent fee letter dated the date hereof (the “Administrative Agent Fee Letter” and, together with the Arranger Fee Letter, the “Fee Letters”), in each case, between Goldman Sachs and you, as and when provided therein.
6.   Conditions Precedent.   Each Commitment Party’s commitment hereunder and agreements to perform the services described herein are subject solely to the satisfaction or waiver by each of the Commitment Parties of the conditions expressly set forth in Exhibit C hereto, it being understood and agreed that there are no conditions (implied or otherwise) to the Commitment Parties’ commitments hereunder (including compliance with the terms of this Commitment Letter, the Fee Letters or the Bridge Credit Agreement or the accuracy of representations and warranties set forth herein or therein) other than those that are expressly set forth in Exhibit C hereto (and upon satisfaction or waiver of such conditions, the funding under the Bridge Facility on the Closing Date shall occur).
7.   Limitation of Liability; Indemnification; Expenses.   It is agreed that (a) in no event shall any Commitment Party or any of its affiliates or any of the respective officers, directors, members, employees, agents, advisors, controlling persons and representatives of any of the foregoing (collectively, the “Arranger-Related Persons”) or the Company or any of its affiliates, in each case, have any Liabilities (as defined below), on any theory of liability (whether in contract, in tort or otherwise), for any special, indirect, consequential or punitive damages incurred by the Company, its affiliates or its or their respective equity holders or creditors or by any Commitment Party or any of its affiliates, as applicable, in each case, arising out of, in connection with or as a result of this Commitment Letter, the Fee Letters, the Bridge Facility, the Bridge Credit Agreement, the transactions contemplated hereby or thereby or any related transactions or its activities related to any of the foregoing, provided that the foregoing shall not limit the Company’s or any of its affiliates’ indemnity and reimbursement obligations set forth in this Commitment Letter, the Bridge Credit Agreement or in any other written agreements to which the Company or any such affiliate is a party, and (b) no Arranger-Related Person shall have any Liabilities, on any theory of liability (whether in contract, in tort or otherwise), arising from, or be responsible for, any damages arising from the use by others of any Information Materials or other materials (including any personal data) obtained through electronic telecommunications or other information transmission systems (including an Electronic Platform or otherwise via the internet), except, as to any Commitment Party, to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of such Commitment Party or its Related Arranger Parties (as defined below). You and we agree, to the extent permitted by applicable law, to not assert any claims against any Arranger-Related Person or against you or your affiliates, as applicable, inconsistent with the foregoing. As used herein, the term “Liabilities” shall mean any losses, claims (including intraparty claims), demands, damages or liabilities of any kind; and the term “Related Arranger Party” means, with respect to any specified person, (i) any controlling person or controlled affiliate of such specified person, (ii) the respective officers, directors and employees of such specified person or any of its controlling persons or controlled affiliates and (iii) the respective agents of such specified person or any of its controlling persons or controlled affiliates, in the case of this clause (iii), acting at the instructions of such specified person or such controlling person or such controlled affiliate; provided that each reference to a controlled affiliate or controlling person in this definition pertains to a controlled affiliate or controlling person involved in the negotiation of this Commitment Letter or the syndication of the Bridge Facility.
You agree (a) to indemnify and hold harmless each Commitment Party and its affiliates and the respective officers, directors, members, employees, agents, advisors, controlling persons and representatives of any of the foregoing (collectively, the “indemnified persons”) from and against any and all Liabilities and reasonable and documented out-of-pocket expenses, joint or several, to which any indemnified person may become subject arising out of, in connection with or as a result of this Commitment Letter, the Fee Letters, the Bridge Facility, the use of the proceeds thereof, the Bridge Credit Agreement, the transactions contemplated hereby or thereby or any related transaction or any actual or prospective claim, litigation, investigation, arbitration, administrative or regulatory action or proceeding relating to any of the foregoing (including with respect to enforcing the terms of this Section 7) (each, a “Proceeding”), regardless of whether commenced by the Company, Qorvo, any of their respective affiliates or any other person, or whether any indemnified person is a party thereto and/or whether based in contract, tort or any other theory, and to reimburse each indemnified person upon demand for any reasonable and documented out-of-pocket legal or other expenses incurred in connection with investigating or defending any of the foregoing (which legal expenses shall be limited to one firm of counsel for all the indemnified persons, taken as a whole, and, if reasonably necessary, of a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all the indemnified persons, taken as a whole, and, solely in the case of an actual or perceived conflict of interest, one additional firm of counsel (and, if reasonably necessary, one additional firm of local counsel in each appropriate jurisdiction) to the affected indemnified persons that are similarly situated, taken as a whole); provided that the foregoing indemnity and expense reimbursement will not, as to any indemnified person, apply to any Liabilities or related expenses to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from (i) the bad faith, gross negligence or willful misconduct of such indemnified person or its Related Arranger Parties in performing the services that are the subject hereof or (ii) a material breach of the obligations of such indemnified person or its Related Arranger Parties under this Commitment Letter or the Bridge Credit Agreement; provided further that the foregoing indemnity will not apply to any Proceeding solely between or among indemnified persons (other than any Proceeding against any indemnified person in its capacity as the administrative agent, any other agent, an arranger, a bookrunner or similar role, in each case, acting in its capacity as, or fulfilling its role as, such) not arising from any act or omission by the Company or any of its affiliates; and (b) regardless of whether the transactions or borrowings contemplated by this Commitment Letter are consummated, to reimburse each Commitment Party and its affiliates promptly upon demand, for all reasonable and documented out-of-pocket expenses (including, without limitation, due diligence expenses, syndication expenses and reasonable and documented fees, charges and disbursements of counsel) incurred in connection with the Bridge Facility and any related documentation (including the preparation of this Commitment Letter, the Fee Letters and the Bridge Credit Agreement) or the administration, amendment, modification or waiver thereof.
You shall not, without the prior written consent of the applicable Commitment Parties (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any Proceedings in respect of which indemnity has been or could have been sought hereunder by any indemnified person unless such settlement (a) includes an unconditional release of such indemnified person in form and substance reasonably satisfactory to the applicable Commitment Parties from all Liability on claims that are the subject matter of such Proceedings and (b) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified person or any injunctive relief or other non-monetary remedy. You acknowledge that any failure to comply with your obligations under the preceding sentence may cause irreparable harm to the Commitment Parties and the other indemnified persons.
8.   Absence of Fiduciary Relationship; Sharing Information; Affiliate Activities.   You acknowledge that each of us and our respective affiliates may be providing debt financing, equity capital or other services (including, without limitation, financial advisory services) to other persons that have or may have interests conflicting with your interests with respect to the transactions described herein and otherwise. We will not use confidential information obtained from the Company, Qorvo or their respective subsidiaries in the course of the transactions contemplated hereby (and not otherwise in our or any of our affiliates’ possession or publicly available) in connection with the performance by us of services for other companies, and we will not furnish any such information to other companies in the course of performing such services. You also acknowledge that we have no obligation to use in connection with the transactions contemplated hereby, or furnish to you, confidential information obtained by us or any of our affiliates from other persons.
You agree that each Commitment Party and any of its affiliates through which it will be acting will act under this Commitment Letter as independent contractors and that nothing in this Commitment Letter will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Commitment Party or any of its affiliates, on the one hand, and you, your affiliates or your or their equity holders, on the other hand. You acknowledge and agree that (a) the transactions contemplated by this Commitment Letter are arm’s-length commercial transactions between the Commitment Parties and, if applicable, their respective affiliates, on the one hand, and you, on the other, (b) in connection therewith and with the process leading to such transaction, each of the Commitment Parties and, if applicable, their respective affiliates are acting solely as a principal and have not been, are not and will not be acting as an advisor, agent or fiduciary of you, your affiliates or your or their management or equityholders or any other person and (c) with respect to the transactions contemplated hereby or the process leading thereto, the Commitment Parties and, if applicable, their respective affiliates have not assumed (i) an advisory or fiduciary responsibility in favor of you or your affiliates (irrespective of whether any Commitment Party or any of its affiliates has advised or is currently advising you or your affiliates on other matters (which, for the avoidance of doubt, includes acting as a financial advisor to the Company or any of its affiliates in respect of any transaction related hereto)) or (ii) any other obligation except the obligations expressly set forth in this Commitment Letter. You further acknowledge and agree that (A) you are responsible for making your own independent judgment with respect to such transactions and the process leading thereto, (B) you are capable of evaluating and understand and accept the terms, risks and conditions of the transactions contemplated hereby, and none of the Commitment Parties or any of their respective affiliates shall have any responsibility or liability to you with respect thereto, and (C) the Commitment Parties and their respective affiliates are not advising you as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction, and you shall consult with your own advisors concerning such matters and you shall be responsible for making your own independent investigation and appraisal of the transactions contemplated hereby. Any review by any Commitment Party or any of its affiliates of the Company, its subsidiaries, the Qorvo Business, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Commitment Party and shall not be on behalf of the Company. The Company agrees that it will not claim that any Commitment Party or any of its affiliates has rendered any advisory services, or assert any claim against any Commitment Party or any of its affiliates based on an alleged breach of fiduciary duty by such Commitment Party or any of its affiliates in connection with this Commitment Letter and the transactions contemplated hereby or assert any claim based on any actual or potential conflict of interest that might be asserted to arise or result from the engagement of any Commitment Party or any of its affiliates acting as a financial advisor to the Company or any of its affiliates, on the one hand, and the engagement of the Commitment Parties (or any of them) hereunder and the transactions contemplated hereby, on the other hand.
You further agree that each Commitment Party, together with its affiliates, is a full service securities firm engaged in securities trading and brokerage activities as well as in providing investment banking and other financial services. In the ordinary course of business, each of us and our respective affiliates may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own account and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, you and your subsidiaries and other companies with which you or your subsidiaries may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any of us, any of our respective affiliates or any of our or their customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.
The parties hereto acknowledge that an affiliate of Goldman Sachs has been retained by the Company as financial advisor (in such capacity, the “Financial Advisor”) in connection with the Merger. The Company agrees not to assert any claim it might allege based on any actual or potential conflicts of interest that might be asserted to arise or result from such engagement of the Financial Advisor, on the one hand, and Goldman Sachs and its affiliates’ relationships with the Company as described and referred to herein, on the other. Each person that becomes a party hereto pursuant to the Joinder Documentation acknowledges that (a) an affiliate of Goldman Sachs has been retained by the Company as the Financial Advisor and (b) such relationship does not create any fiduciary duties or responsibilities to such person on the part of Goldman Sachs or its affiliates.
9.   Assignments; Amendments; Governing Law, Waiver of Jury Trial.   No party to this Commitment Letter may assign this Commitment Letter or any commitments or agreements hereunder to any other person without the prior written consent of each of the other parties hereto (and any purported assignment without such consent will be null and void); provided that (a) each Commitment Party may assign its commitment hereunder in respect of the Bridge Facility (including in respect of either Tranche thereof) and its agreements hereunder, in whole or in part, (i) to any of its affiliates, provided that no Commitment Party shall be released from the portion of its commitment hereunder so assigned to the extent such affiliate fails to fund the portion of the commitment assigned to it on the Closing Date notwithstanding the satisfaction or waiver of the conditions to funding set forth in Exhibit C hereto, and (ii) to any Permitted Lender that becomes party to this Commitment Letter pursuant to the Joinder Documentation as provided for in Section 3 above, and upon any such assignment, such Commitment Party will (in the case of this clause (ii), only to the extent consistent with the last paragraph of Section 3 above) be released solely from that portion of its commitment (if applicable, in respect of such Tranche) and agreements that has been so assigned, and (b) any Commitment Party’s agreements hereunder (other than the funding of its commitment) may be performed by or through its affiliates. Notwithstanding anything to the contrary in this Commitment Letter, Goldman Sachs may assign its commitments hereunder to Goldman Sachs Lending Partners LLC at any time without the consent of any other party, and such assignment shall relieve Goldman Sachs of its commitments and obligations hereunder.
This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto or, to the extent relating only to the rights and obligations of the Arranger, by the Arranger and the Company. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Commitment Letter, the Fee Letters and/or any document to be signed in connection with this letter agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. This Commitment Letter and the Fee Letters are the only agreements that have been entered into by the parties hereto with respect to the Bridge Facility and set forth the entire understanding of the parties hereto with respect thereto. This Commitment Letter is intended to be solely for the benefit of the parties hereto (and, in the case of Section 7 hereof, the Arranger-Related Persons and the indemnified persons), and is not intended to confer any benefits upon, or create any rights in favor of or be enforceable by or at the request of, any person other than the parties hereto (and, in the case of Section 7 hereof, the Arranger-Related Persons and the indemnified persons). Section headings used herein are for convenience of reference only, are not part of this Commitment Letter and are not to affect the construction of, or to be taken into consideration in interpreting, this Commitment Letter.
This Commitment Letter and the Fee Letters and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Commitment Letter or the Fee Letters and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York; provided that (a) the interpretation of the definition of “Material Adverse Effect” (as defined in Exhibit C hereto) and whether or not a “Material Adverse Effect” has occurred and is continuing, (b) the determination of the accuracy of any Merger Agreement Representations (as defined in Exhibit C hereto) and whether as a result of any inaccuracy of such representations and warranties the Company (or any of its affiliates) has the right to terminate its (or its affiliate’s) obligations under the Merger Agreement or the right to elect not to consummate the Merger and (c) the determination of whether the Merger has been consummated pursuant to, and in all material respects in accordance with, the terms of the Merger Agreement, in each case, will be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.
Each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of any state or Federal court sitting in the City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Commitment Letter, the Fee Letters, the performance of commitments and agreements hereunder or thereunder or the transactions contemplated hereby, and agrees, for itself and its affiliates, that any such suit, action or proceeding brought by it or any of its affiliates will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court, in each case, located in the City of New York, Borough of Manhattan. Each of the parties hereto agrees that service of any process, summons, notice or document by registered mail addressed to it at its address set forth above shall be effective service of process for any such suit, action or proceeding brought in any such court. Each of the parties hereto irrevocably and unconditionally waives to the extent permitted by applicable law any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in any inconvenient forum. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon judgment. You and we irrevocably agree to the extent permitted by applicable law to waive trial by jury in any suit, action, proceeding, claim or counterclaim brought by or on behalf of any party arising out of or relating to this Commitment Letter, the Fee Letters, the performance of commitments or agreements hereunder or thereunder or the transactions contemplated hereby.
10.   Confidentiality.   You agree that you will not disclose, directly or indirectly, this Commitment Letter, the Fee Letters, the contents of any of the foregoing or our activities pursuant hereto or thereto to any person without our prior written approval, except (a) on a confidential and need-to-know basis to your officers, directors, members, employees, agents, accountants, attorneys and other professional advisors, experts and representatives (collectively, with respect to any person, such person’s “Representatives”) who have been advised of the confidential nature of such information and either are subject to customary confidentiality obligations of employment or professional practice or have agreed to treat such information confidentially in accordance with the terms of this paragraph (or provisions substantially similar to this paragraph), (b) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case you agree, to the extent permitted by law and practicable, to inform us promptly thereof), (c) in the case of this Commitment Letter, the Fee Letters and their contents (provided that each Fee Letter is redacted in a customary manner reasonably satisfactory to the Arranger), to Qorvo, so long as Qorvo shall have agreed to treat such information confidentially, and its Representatives who have been advised of the confidential nature of such information and either are subject to customary confidentiality obligations of employment or professional practice or have agreed to treat such information confidentially in accordance with the terms of this paragraph (or provisions substantially similar to this paragraph), (d) in the case of this Commitment Letter and its contents, (i) in any prospectus, offering memorandum, confidential information memorandum or other marketing materials relating to any debt financing or any equity offering or (ii) to the extent you reasonably determine that such disclosure is customary or advisable to comply with your obligations under securities and other applicable laws, in any public filing in connection with the Transactions or the financing thereof (including in any proxy statement relating to the Merger), (e) in the case of the aggregate fee amounts contained in the Fee Letters, as part of projections, pro forma information or generic disclosure of aggregate sources and uses related to the Transactions (but without disclosing any specified fees or any other economic term set forth in any Fee Letter), in each case, to the extent customary or required in any prospectus, offering memorandum, confidential information memorandum or other marketing materials relating to any debt financing or equity offering or in any public filing relating to the Transactions (including in any proxy statement relating to the Merger), (f) to the extent such information becomes publicly available other than by reason of disclosure by you or your Representatives in violation of this paragraph, (g) the information contained in the Exhibits hereto, to Moody’s, S&P and Fitch, on a confidential basis, (h) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Commitment Letter or the Fee Letters and (i) in coordination with the Arranger, this Commitment Letter and the contents hereof (including the Exhibits hereto) and any Upfront Fee, Funding Fee and Ticking Fee set forth in (and as defined in) the Arranger Fee Letter, to any Permitted Lender in contemplation of joining such person pursuant to the provisions of Section 3 hereof.
Notwithstanding anything herein to the contrary, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Bridge Facility or the Senior Notes and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. However, any information relating to the tax treatment or tax structure will remain subject to the confidentiality provisions hereof (and the foregoing sentence will not apply) to the extent reasonably necessary to enable the parties hereto, their respective affiliates, and their respective affiliates’ directors and employees to comply with applicable securities laws. For this purpose, “tax treatment” means U.S. federal or state income tax treatment, and “tax structure” is limited to any facts relevant to the U.S. federal income tax treatment of the transactions contemplated by this Commitment Letter but does not include information relating to the identity of the parties hereto or any of their respective affiliates.
Each Commitment Party shall use all confidential information provided to it by or on behalf of you hereunder solely for the purpose of providing the services that are the subject of this Commitment Letter (or other services by such Commitment Party or its affiliates to you and your affiliates) and otherwise in connection with the Transactions and shall treat confidentially all such information; provided, however, that nothing herein shall prevent any Commitment Party from disclosing any such information (a) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case such Commitment Party agrees, to the extent permitted by law and practicable, to inform you promptly thereof), (b) upon the request or demand of any regulatory authority having or claiming to have jurisdiction over it or its affiliates (including, without limitation, in the course of inspections, examinations or inquiries by federal or state government agencies, regulatory agencies, self-regulatory agencies and rating agencies), in which case such Commitment Party agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority), to the extent permitted by law and practicable, to inform you promptly thereof, (c) on a confidential and need-to-know basis to our respective affiliates, and our and our respective affiliates’ Representatives who have been advised of the confidential nature of such information and either are subject to customary confidentiality obligations of employment or professional practice or have agreed to treat such information confidentially in accordance with the terms of this paragraph (or provisions substantially similar to this paragraph), (d) for purposes of establishing any defense available under state and federal securities laws, including, without limitation, a “due diligence” defense, or in connection with the exercise of any remedies hereunder or under any Fee Letter or any suit, action or proceeding relating to this Commitment Letter or the Fee Letters, (e) to prospective Lenders or other investors, participants or assignees and any direct or indirect contractual counterparties to any swap or derivative transaction relating to the Company, its subsidiaries or its or their obligations under the Bridge Facility, the Existing Credit Agreement or any other debt (or, in each case, any of their respective advisors), in each case, subject to the acknowledgement and acceptance by such prospective Lenders or other investors, participants, assignees, counterparties or advisors, as applicable, that such information is being provided on a confidential basis (on substantially the terms as set forth in this paragraph or as is otherwise reasonably acceptable to you and the Arranger, including pursuant to the confidentiality terms set forth on the Confidential Information Memorandum or other Information Materials) in accordance with the Arranger’s or other applicable person’s standard syndication process or market standards for dissemination of such type of information, which shall in any event require “click through” or other affirmative action on the part of the recipient to access such confidential information, (f) to Moody’s, S&P and Fitch, on a confidential basis, (g) to market data collectors, similar service providers to the lending industry and service providers to such Commitment Party and the Lenders in connection with the administration and management of the Bridge Facility, provided that such information is limited to the existence of this Commitment Letter and information about the Bridge Facility and (h) that was or becomes publicly available other than by reason of disclosure by such Commitment Party in violation of this paragraph or was or becomes available to any Commitment Party or any of its affiliates from a source that is not known by such Commitment Party or such affiliate to be subject to a confidentiality obligation to you or to the extent such information is independently developed by any Commitment Party or its affiliates; provided further that, notwithstanding anything herein to the contrary, each Commitment Party and its affiliates may disclose any such information as and to the extent expressly permitted by the Existing Credit Agreement or any other written agreement relating to the Transactions entered into by the Company and such Commitment Party or its affiliates. Our obligations under this paragraph shall be superseded by the confidentiality provisions of the definitive documentation for the Bridge Facility or, if such definitive documentation is not executed and delivered, will terminate on the date that is two years after the date hereof.
Nothing in this Section 10 shall prohibit the Company, any Commitment Party or any other person from making any voluntary disclosures or providing any information within the scope of this Section 10 to any governmental, regulatory or self-regulatory organization under any applicable whistleblower rules or regulations of such organization.

11.   Certain Notifications.   We hereby notify you that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Patriot Act”)) and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), we and the other Lenders may be required to obtain, verify and record information that identifies you and your subsidiaries, which information may include your and their names and addresses and other information that will allow us and the other Lenders to identify you and your subsidiaries in accordance with the Patriot Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the Patriot Act and the Beneficial Ownership Regulation and is effective for each of us and the other Lenders.
12.   Acceptance and Termination; Survival.   The Commitment Parties’ commitment and agreements hereunder shall automatically terminate on the earliest to occur of (a) five business days after the Outside Date (as defined in Section 9.1(b) of the Merger Agreement as in effect on the date hereof (but without giving effect to the text “, or such other date agreed in writing by Skyworks and Qorvo” set forth therein), as the Outside Date may be extended pursuant to clauses (i), (ii) and (iii) of the proviso to Section 9.1(b) of the Merger Agreement as in effect on the date hereof)), (b) the date of the consummation of the Merger, effective immediately following such consummation, with or without the use of any portion of the Bridge Facility, and (c) the valid termination of the Merger Agreement in accordance with the terms thereof (and you hereby agree to notify us promptly thereof). In addition, the Commitment Parties’ commitments hereunder shall be superseded by the terms of the Bridge Credit Agreement upon the execution and delivery thereof by the parties thereto.
The provisions set forth in Sections 3, 4, 5, 7, 8, 9 and 10 hereof and this paragraph and the provisions of the Fee Letters will remain in full force and effect regardless of whether the Bridge Credit Agreement is executed and delivered; provided that (a) the provisions set forth under Section 7 shall be superseded, solely to the extent covered thereby, by the terms of the Bridge Credit Agreement upon the execution and delivery thereof by the parties thereto and (b) the second paragraph of Section 10 shall be superseded as described in such paragraph. The provisions set forth in Sections 5, 7, 8, 9 and 10 hereof and this paragraph and the provisions of the Fee Letters will remain in full force and effect notwithstanding the expiration or termination of this Commitment Letter or the Commitment Parties’ commitments and agreements hereunder. Subject to the provisions of the preceding sentence, you may terminate the Commitment Parties’ commitments hereunder in respect of the Bridge Facility, in whole or in part (and, in the case of partial termination, allocated (x) as between the Tranches, in such manner as may be determined by the Company and (y) as among the Commitment Parties, ratably in accordance with their respective commitments under the applicable Tranche), in each case upon written notice to the Commitment Parties at any time.
Please indicate your acceptance of the terms of this Commitment Letter and the Fee Letters by signing and returning to Goldman Sachs executed counterparts of this Commitment Letter and the Fee Letters not later than 11:59 p.m., New York City time, on October 27, 2025. Our offer hereunder, and our agreements to perform the services described herein, will expire automatically and without further action or notice and without further obligation to you at such time in the event that Goldman Sachs has not received such executed counterparts in accordance with the immediately preceding sentence. This Commitment Letter will become a binding commitment of the Commitment Parties only after it has been duly executed and delivered by you in accordance with the first sentence of this paragraph.
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We are pleased to have been given the opportunity to assist you in connection with this important financing.
Very truly yours,
GOLDMAN SACHS BANK USA,
by
/s/ Robert Ehudin

Name: Robert Ehudin
Title:   Authorized Signatory
[Project Comet Bridge Facility Commitment Letter Signature Page]

Accepted and agreed as of the date first above written:
SKYWORKS SOLUTIONS, INC.,
by
/s/ Philip M. Carter

Name: Philip M. Carter
Title:   Senior Vice President, Chief Financial Officer
[Project Comet Bridge Facility Commitment Letter Signature Page]

EXHIBIT A
Project Comet
Transaction Description
Capitalized terms used but not defined in this Exhibit A shall have the meanings set forth in the Commitment Letter to which this Exhibit A is attached or the other Exhibits to the Commitment Letter.
Pursuant to the Agreement and Plan of Merger dated as of October 27, 2025 (together with the annexes, exhibits and schedules thereto, the disclosure schedules referred to therein, the ancillary agreements referred to therein and all related documents, collectively, the “Merger Agreement”), by and among the Company, Qorvo, Inc., a Delaware corporation (“Qorvo” and, together with its subsidiaries, the “Qorvo Business”), Comet Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub I”), and Comet Acquisition II, LLC, a Delaware limited liability company and a direct wholly-owned Subsidiary of the Company (“Merger Sub II”), the Company intends to acquire all of the issued and outstanding equity interests of Qorvo by (x) the merger of Merger Sub I with and into Qorvo, with Qorvo as the surviving corporation, and (y) the merger of such surviving corporation with and into Merger Sub II, with Merger Sub II continuing as the surviving entity and as a wholly-owned subsidiary of the Company (such acquisition and mergers, collectively, the “Merger”).
In connection with the Merger, it is intended that:
(a)   (i) the Company will issue and sell senior unsecured notes (the “Senior Notes”) pursuant to a registered public offering or a Rule 144A and/or other private placement in an aggregate principal amount of up to US$1,500,000,000 and/or (ii) in the event that, at or prior to the time the Merger is consummated, the aggregate net cash proceeds of such issuance and sale of the Senior Notes is less than US$1,500,000,000, the Company will obtain and borrow under the Merger Tranche of the Bridge Facility having the terms set forth in Exhibit B to the Commitment Letter in an aggregate principal amount of US$1,500,000,000 (less the aggregate net cash proceeds of such issuance and sale of the Senior Notes and other applicable reductions to the commitments under the Merger Tranche of the Bridge Facility as set forth under the section “Mandatory Commitment Reductions/Prepayments” in Exhibit B to the Commitment Letter);
(b)   (i) in the event that a Change of Control Triggering Event occurs under and as defined in (A) the Indenture, dated as of September 30, 2019, by and among Qorvo, the subsidiaries of Qorvo named therein and MUFG Union Bank, N.A. (“MUFG Union Bank”), as trustee (as supplemented by the Supplemental Indenture, dated as of December 30, 2019, by and among Qorvo, the subsidiaries of Qorvo named therein and MUFG Union Bank, as trustee, and the Second Supplemental Indenture, dated as of June 11, 2020, by and among Qorvo, the subsidiaries of Qorvo named therein and MUFG Union Bank, as trustee, the “2019 Qorvo Notes Indenture”) and/or (B) the Indenture, dated as of September 29, 2020, by and among Qorvo, the subsidiaries of Qorvo named therein and MUFG Union Bank, as trustee (the “2020 Qorvo Notes Indenture” and, together with the 2019 Qorvo Notes Indenture, the “Qorvo Indentures”) in each case, in respect of any senior notes of Qorvo issued thereunder and outstanding on the date hereof (collectively, the “Outstanding Qorvo Notes”, and any series of Outstanding Qorvo Notes in respect of which a Change of Control Triggering Event occurs, an “Affected Series”), the Company may incur the loans under the Qorvo Notes Tranche as set forth in Exhibit B to the Commitment Letter, and the Company will either, as elected by the Company, (1) make (or cause Qorvo to make) a Change of Control Offer (as defined in the applicable Qorvo Indenture) to the holders of each Affected Series in accordance with the terms of the applicable Qorvo Indenture and will, substantially concurrently with the consummation of the Merger, directly or indirectly, pay the purchase price provided for in the applicable Qorvo Indenture in respect of all Outstanding Qorvo Notes of each Affected Series that are validly tendered and not withdrawn pursuant to such Change of Control Offer, together with all premium, interest and other amounts due or outstanding thereon or (2) cause Qorvo to redeem in full the entire outstanding amount of such Affected Series and to pay all premium, interest and other amounts due or outstanding thereon (the transactions described in clause (1) above or this clause (2), as the case may be, being collectively referred to as the “Qorvo Notes Refinancing”) and (ii) the Company may also commence one or more exchange offers with respect to any Outstanding Qorvo Notes and/or one or more consent solicitations (including in connection with any such exchange offer) to amend the applicable Qorvo Indenture governing any Outstanding Qorvo Notes to remove or modify certain of the covenants contained therein or to make other modifications thereto, which amendments will not be operative until the closing of the Merger;
(c)   Qorvo will deliver to the administrative agent under the Credit Agreement, dated as of April 23, 2024, by and among Qorvo, the lenders party thereto and Bank of America, N.A., as administrative agent and letter of credit issuer (as amended, restated, amended and restated, supplemented, modified, replaced or refinanced, the “Qorvo Credit Agreement”), a notice of termination (and, if applicable, prepayment) which shall request the termination of all the commitments thereunder (and, if applicable, prepayment of all loans thereunder) on or prior to the Closing Date to the extent such prepayment and/or termination notices have not been waived (it being understood that such notice may state that such termination and/or prepayment is conditioned on the substantially concurrent closing of the Merger), and the Company will cause (i) repayment in full of all principal, interest and fees due or outstanding under the Qorvo Credit Agreement and (ii) all then-outstanding letters of credit issued under the Qorvo Credit Agreement to be cancelled, backstopped, cash collateralized (as required by the terms of the Qorvo Credit Agreement), replaced or rolled over (the actions referred to in this paragraph are collectively referred to as the “Qorvo Credit Agreement Refinancing”);
(d)   the Company will issue to the equity holders of Qorvo an agreed amount of shares of its common stock as set forth in the Merger Agreement (the “Company Equity Consideration”);
(e)   the Company will apply the proceeds of (i) the loans under the Merger Tranche, together with the proceeds of the issuance and sale of any Senior Notes and cash on hand of the Company, Qorvo and their respective subsidiaries, to pay the cash consideration for the Merger, to finance the Qorvo Credit Agreement Refinancing and to pay fees, costs and expenses incurred in connection with the Transactions (including any exchange offers and/or consent solicitations in respect of any Outstanding Qorvo Notes) and (ii) the loans under the Qorvo Notes Tranche, in the event that a Change of Control Triggering Event occurs in respect of any Affected Series at or prior to the time the Merger is consummated, to finance the Qorvo Notes Refinancing; and
(f)   the Company may obtain an amendment and restatement of the Existing Credit Agreement to (i) increase the aggregate committed amount of the revolving credit facility to up to US$1,000,000,000, (ii) extend the maturity date of the revolving credit facility thereunder and (iii) make such other amendments as may be determined by the Company and, if prior to the occurrence of a Successful Syndication, agreed by the Arranger (the “Existing Credit Agreement Amendment”).
The transactions described above are collectively referred to herein as the “Transactions”.

EXHIBIT B
Project Comet
364-Day Senior Unsecured Bridge Facility
Summary of Principal Terms and Conditions
Capitalized terms used but not defined in this Exhibit B have the meanings given to them in the Commitment Letter to which this Exhibit B is attached or, if applicable, the other Exhibits to the Commitment Letter to which this Exhibit B is attached.
Borrower:	Skyworks Solutions, Inc., a Delaware corporation (the “Company”).
Administrative Agent:	Goldman Sachs Bank USA (“Goldman Sachs”) will act as sole administrative agent (in such capacity, the “Administrative Agent”) for a syndicate of banks, financial institutions and other institutional lenders (together with Goldman Sachs, collectively, the “Lenders”), and will have the authority and perform the functions customarily associated with such role.
Sole Lead Arranger and Sole Bookrunner:	Goldman Sachs will act as sole lead arranger and sole bookrunner for the Bridge Facility (in such capacities, the “Arranger”), and will have the authority and perform the functions customarily associated with such roles.
Bridge Facility:	A senior unsecured bridge loan facility in an aggregate principal amount of US$3,050,000,000 (the “Bridge Facility”), consisting of two tranches: (a) a US$1,500,000,000 tranche of senior unsecured bridge loans (the “Merger Tranche”) and (b) a US$1,550,000,000 tranche of senior unsecured bridge loans (the “Qorvo Notes Tranche” and, together with the Merger Tranche, the “Tranches”), less, in the case of each Tranche, the amount of any applicable reduction to the commitments under the Bridge Facility with respect to such Tranche as set forth under the “Mandatory Commitment Reductions/Prepayments” section below. Loans under the Bridge Facility will be available in U.S. dollars.
Purpose:	The proceeds of the loans under the Merger Tranche, together with the proceeds of the issuance and sale of any Senior Notes and cash on hand of the Company, Qorvo and their respective subsidiaries, will be used by the Company solely (a) to pay the cash consideration for the Merger, (b) to finance the Qorvo Credit Agreement Refinancing and (c) to pay fees, costs and expenses incurred in connection with the Transactions (including any exchange offers and/or consent solicitations in respect of any Outstanding Qorvo Notes).
The proceeds of the loans under the Qorvo Notes Tranche will be used, in the event that a Change of Control Triggering Event occurs in respect of any Affected Series at or prior to the time the Merger is consummated, to finance the Qorvo Notes Refinancing.
Closing Date:
The date, on or before the Commitment Termination Date (as defined below), on which the borrowing under the Bridge Facility is made and the Merger is consummated (such date, the “Closing Date”).
“Commitment Termination Date” means the earliest to occur of (a) five business days after the Outside Date (as defined in Section 9.1(b) of the Merger Agreement as in effect on the date of the Commitment Letter (but without giving effect to the text “, or such other date agreed in writing by Skyworks and Qorvo” set forth therein), as the Outside Date may be extended pursuant to clauses (i), (ii) and (iii) of the proviso to Section 9.1(b) of the Merger Agreement as in effect on the date of the Commitment Letter)), (b) the date of the consummation of the Merger, effective immediately following such consummation, with or without the use of any portion of the Bridge Facility, and (c) the valid termination of the Merger Agreement in accordance with the terms thereof (and the Company hereby agrees to notify the Administrative Agent promptly thereof).
Availability:	Each Tranche will be available in a single drawing on the Closing Date (provided that the aggregate principal amount borrowed under the Qorvo Notes Tranche on Closing Date may not exceed the lesser of (a) the aggregate amount required to be paid by the Company (or Qorvo) pursuant to the Qorvo Notes Refinancing and (b) the aggregate amount of the Qorvo Notes Tranche on the Closing Date). Borrowings under the Bridge Facility shall be allocated as between the Tranches in such manner as may be determined by the Company. Amounts borrowed under either Tranche that are repaid or prepaid may not be reborrowed. On the Closing Date, any undrawn commitments under either Tranche shall automatically terminate.
Interest Rates and Fees:	As set forth on Schedule I hereto.
Final Maturity and Amortization:	The Bridge Facility will mature on the date that is 364 days after the Closing Date. Loans under the Bridge Facility will not require scheduled amortization.
Voluntary Commitment Reductions/Prepayments:	Voluntary reductions of the unutilized portion of the commitments under the Bridge Facility and prepayments of borrowings thereunder will be permitted at any time and from time to time, and will be without premium or penalty (with (x) any such reduction being allocated as between Tranches in such manner as may be determined by the Company and (y) any such prepayment being allocated as between Tranches ratably (or in such other manner as may be agreed by the Company and the Arranger), and shall be applied ratably to the commitments or loans of each Lender under the applicable Tranche), subject to reimbursement of the Lenders’ redeployment costs in the case of a prepayment of Term SOFR borrowings other than on the last day of the relevant interest period.
Mandatory Commitment Reductions/Prepayments:
On or prior to the Closing Date, the aggregate commitments in respect of the Bridge Facility under the Commitment Letter or under the Bridge Credit Agreement (as defined below), as applicable, shall be automatically permanently reduced and, after the funding of the Bridge Facility on the Closing Date, loans under the Bridge Facility shall be prepaid, in each case, by the following amounts:
(a)   100% of the committed amount of any Qualifying Loan Facility (as defined below) entered into after the date of the Commitment Letter;
(b)   without duplication of clause (a) above, 100% of the Net Cash Proceeds (as defined below) received by the Company or any of its subsidiaries after the date of the Commitment Letter from the issuance and sale of any Senior Notes or any other debt securities (including any debt securities convertible or exchangeable into equity securities or hybrid debt-equity securities) or incurrence of any other debt for borrowed money, other than (i) the Bridge Facility, (ii) revolving borrowings under the Existing Credit Agreement (as defined below), as it may be amended pursuant to the Existing Credit Agreement Amendment; provided that the aggregate principal amount of revolving borrowings outstanding thereunder does not exceed US$1,000,000,000, (iii) intercompany indebtedness among the Company and/or its subsidiaries, (iv) capital leases, letters of credit, foreign subsidiary working capital facilities, purchase money and equipment financings, receivables financings, sale and leaseback arrangements or other similar obligations, in each case, incurred in the ordinary course of business, (v) any indebtedness of the Qorvo Business permitted to be incurred by the Qorvo Business after the date hereof but prior to the Closing Date, or permitted to remain outstanding on the Closing Date, in each case, under the Merger Agreement, (vii) other debt to the extent the net cash proceeds of such debt are utilized to refinance any debt of the Company or its subsidiaries within six months of the maturity thereof and pay any fees or other amounts in respect thereof or otherwise in connection therewith (including any prepayment or redemption premiums and accrued interest thereon) and (vi) other indebtedness in an aggregate principal amount not exceeding US$100,000,000;
(c)   100% of the Net Cash Proceeds received by the Company after the date of the Commitment Letter from the issuance and sale of any equity securities by the Company (including, to the extent not duplicative of clause (b) above, any securities convertible or exchangeable into or exercisable for equity securities or other equity-linked securities), other than (i) issuances pursuant to employee stock plans, compensation plans or other benefit or employee or director incentive arrangements (including, for the avoidance of doubt, employee and director 401(k) plans) and (ii) the Company Equity Consideration and any other equity securities issued or transferred directly (and not constituting cash proceeds of any issuance of such equity securities) as consideration in connection with any acquisition; and
(d)   100% of the Net Cash Proceeds received by the Company or any of its subsidiaries after the date of the Commitment Letter from the sale or other disposition of any property or assets of the Company or any of its subsidiaries (including any sale and leaseback transaction and sales or issuances of equity interests in any subsidiary of the Company, but excluding proceeds of any casualty loss or damage to, or any condemnation of, any property or asset of the Company or any of its subsidiaries) outside the ordinary course of business, including sales or issuances of equity interests in any subsidiary of the Company, other than (i) sales, issuances and other dispositions between or among the Company and its subsidiaries and (ii) sales and other dispositions the Net Cash Proceeds of which do not exceed US$100,000,000 in any transaction or series of related transactions (it being also understood that any casualty loss or damage to, or any condemnation of, any property or asset of the Company or any of its subsidiaries shall not be subject to this clause (d)); provided that if the Company shall have given written notice to the Arranger or, after the Closing Date, the Administrative

Agent, that the Company or its subsidiaries intend to reinvest such Net Cash Proceeds within 180 days of receipt thereof in long-term assets to be used in the business of the Company and/or its subsidiaries, such Net Cash Proceeds (or the portion thereof specified in such notice) shall not be subject to this clause (d), except if such Net Cash Proceeds are not so reinvested by the end of such 180-day period (or, to the extent committed to be reinvested within such 180-day period, within 270 days of receipt thereof), in which case the portion thereof not so reinvested shall then be subject to the provisions of this clause (d); provided, however, that notwithstanding the foregoing, receipt of such Net Cash Proceeds by any subsidiaries of the Company other than domestic subsidiaries shall not require any reduction of commitments and/or prepayment of loans under the Bridge Facility to the extent such reduction or prepayment (x) would result in material adverse tax consequences or (y) is prohibited, delayed or restricted under applicable law, in each case, as determined by the Company in good faith (which determination shall be conclusive) and notified to the Arranger (if prior to the Closing Date) or the Administrative Agent (if after the Closing Date) on or prior to the date on which such reduction or prepayment would otherwise be required as set forth herein; provided, further, that the Company agrees to use commercially reasonable efforts to overcome any such material adverse tax consequences or restrictions in applicable law.

“Qualifying Loan Facility” shall mean any credit facility (including any tranche of any credit facility) that is entered into by the Company for the stated purpose of providing financing for the Merger or any portion thereof; provided that the definitive credit or similar agreement with respect thereto has become effective and the conditions precedent to funding thereunder are no less favorable to the Company or are more favorable to the Company than the conditions set forth herein to the funding of the Bridge Facility, as determined in good faith by the Company.
“Net Cash Proceeds” shall mean:
(a)   with respect to the issuance, sale or incurrence of debt securities or debt for borrowed money, the excess of (i) cash actually received by the Company or any of its subsidiaries in connection therewith (or for purposes of mandatory reductions of commitments under the Bridge Facility, received into escrow, provided that the conditions to the release thereof from escrow are no less favorable to the Company or are more favorable to the Company than the conditions set forth herein to the funding of the Bridge Facility, as determined in good faith by the Company) over (ii) the underwriting or issuance discounts, commissions, fees and other out-of-pocket expenses incurred by the Company or any of its subsidiaries in connection therewith;
(b)   with respect to the issuance and sale of any equity securities of the Company, the excess of (i) the cash actually received by the Company in connection therewith over (ii) the underwriting or issuance discounts, commissions, fees and other out-of-pocket expenses incurred by the Company in connection therewith; and
(c)   with respect to a sale or other disposition of any property or assets of the Company or any of its subsidiaries, the excess, if any, of

(i) the cash actually received by the Company or its subsidiaries in connection therewith (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) payments made to retire any indebtedness that is secured by such asset and that is required to be repaid in connection with the sale or other disposition thereof, (B) all fees and out-of-pocket costs and expenses incurred by the Company or any of its subsidiaries in connection therewith (including attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith), (C) taxes reasonably estimated to be payable in connection with such transaction (including sales, use and other transfer taxes, deed or mortgage recording taxes) and (D) the amount of reserves established by the Company or any of its subsidiaries in good faith and pursuant to commercially reasonable practices for adjustment in respect of the sale price of such property or assets in accordance with applicable generally accepted accounting principles or to fund contingent liabilities reasonably estimated to be payable and that are associated with such event, provided that if the amount of such reserves exceeds the required amount thereof, then such excess, upon the determination thereof, shall then constitute Net Cash Proceeds.

For purposes of determining the amount of any required commitment reduction or prepayment of loans under the Bridge Facility, the U.S. dollar equivalent of any Net Cash Proceeds or, in the case of a Qualifying Loan Facility, commitments denominated in a currency other than US dollars will be determined based on customary exchange rates prevailing at the time of receipt by the Company or its subsidiaries of such Net Cash Proceeds or such commitments.
Any required commitment reduction resulting from any of the foregoing shall be effective on the same day as such Net Cash Proceeds are actually received (or, where applicable, received into escrow) or, in the case of any Qualifying Loan Facility, the date of effectiveness of the definitive credit or similar agreement with respect thereto. Any required prepayment of loans resulting from any of the foregoing shall be made on or prior to the fifth business day after such Net Cash Proceeds are received. The Company shall provide the Administrative Agent with prompt notice of any event giving rise to a requirement for a commitment reduction or prepayment of loans under the Bridge Facility, together with a reasonably detailed calculation of the amount of such reduction or prepayment.
All required commitment reductions and prepayments of loans under the Bridge Facility resulting from the application of clause (a), (b), (c) or (d) of the first paragraph under this “Mandatory Commitment Reductions/Prepayments” section shall be applied (a) prior to the funding of loans under the Bridge Facility, first to commitments under the Merger Tranche and then to commitments under the Qorvo Notes Tranche (provided that any required commitment reductions resulting from the incurrence of any indebtedness for the stated purpose of financing the Qorvo Notes Refinancing will be applied first to commitments under the

Qorvo Notes Tranche and then to commitments under the Merger Tranche) and (b) after the funding of loans under the Bridge Facility, ratably to loans under the Merger Tranche and the Qorvo Notes Tranche.

In addition, in the case of the Qorvo Notes Tranche:
(a)
if a Ratings Decline (as defined in the applicable Qorvo Indenture as in effect on the date of the Commitment Letter) in respect of any series of Outstanding Qorvo Notes has not occurred on or prior to the date that is 60 days after the date of public announcement of the Merger (which 60 days shall be extended, as to any such series, so long as the rating of such series is under publicly announced consideration for possible downgrade by each Rating Agency (as defined in the Qorvo Indentures as in effect on the date of the Commitment Letter)) (the first date after the expiry of such 60-day period, as it may be extended, the “Ratings Test Date”), then the aggregate commitments in respect of the Qorvo Notes Tranche under the Commitment Letter or under the Bridge Credit Agreement, as applicable, shall be automatically permanently reduced dollar-for-dollar by the aggregate principal amount of such Outstanding Qorvo Notes outstanding on the applicable Ratings Test Date (and the Company agrees to notify the Administrative Agent promptly of the occurrence of each Ratings Test Date and whether a Ratings Decline in respect of any Outstanding Qorvo Notes has or has not occurred prior to such date) (such reduction, an “Investment Grade Rating Event Reduction”); and

(b)
the aggregate commitments in respect of the Qorvo Notes Tranche under the Commitment Letter or under the Bridge Credit Agreement, as applicable, shall be automatically and permanently reduced dollar-for-dollar by an amount equal to the principal amount of the Outstanding Qorvo Notes redeemed, repurchased or otherwise repaid after the date of the Commitment Letter (other than with respect to any such Outstanding Qorvo Notes redeemed, repurchased or otherwise repaid with the proceeds of the Qorvo Notes Tranche), effective immediately upon such redemption, repurchase or repayment.

All required commitment reductions and prepayments of loans under the Bridge Facility will be made without premium or penalty, subject to reimbursement of the Lenders’ redeployment costs in the case of a prepayment of Term SOFR borrowings other than on the last day of the relevant interest period, and will be applied ratably to the commitments or loans of each Lender under the applicable Tranche.

Documentation:	The Bridge Facility will be documented pursuant to a credit agreement (the “Bridge Credit Agreement”), which will be based upon the Existing Credit Agreement, as in effect on the date of the Commitment Letter, and will incorporate the terms set forth in this Exhibit B (subject to the “market flex” provisions set forth in the Arranger Fee Letter), it being agreed that the Bridge Credit Agreement will reflect modifications (a) to reflect the nature of the Bridge Facility as a bridge facility and not a revolving credit facility and the removal of provisions related to letters of credit, swingline loans, commitment increases and extensions of maturity date, (b) to reflect changes in law or accounting standards since the date of the Existing Credit Agreement and (c) to reflect the operational and administrative requirements of the Administrative Agent. The Bridge Credit Agreement shall contain (i) only those conditions to borrowing as are expressly set forth in Exhibit C to the Commitment Letter and (ii) only those mandatory commitment reductions or prepayments, representations and warranties, covenants and events of default expressly set forth in this Exhibit B, in each case, applicable to the Company and its subsidiaries (including the Qorvo Business) and with standards, qualifications, thresholds, exceptions, “baskets” and grace and cure periods consistent with the foregoing. The principles set forth in this paragraph are referred to as the “Bridge Documentation Principles”.
“Existing Credit Agreement” means the Revolving Credit Agreement, dated as of May 21, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among the Company, the borrowing subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Representations and Warranties:	Subject to the Bridge Documentation Principles, consisting solely of the following representations and warranties (and, for the avoidance of doubt, to include the Specified Representations), which shall be with respect to the Company and its subsidiaries (including the Qorvo Business), it being acknowledged and agreed that all the representations and warranties will be made on the Closing Date (after giving effect to the Transactions) but only the accuracy of the Specified Representations and the Merger Agreement Representations shall be a condition to the availability of the Bridge Facility on the Closing Date: organization and powers; authorization and enforceability; governmental approvals and absence of conflicts; financial condition and no material adverse change; litigation and environmental matters; compliance with laws; anti-corruption laws and sanctions; Investment Company Act status; ERISA; taxes; solvency of the Company and its subsidiaries on a consolidated basis after giving effect to the Transactions (solvency to be defined in a manner consistent with Annex I to Exhibit C to the Commitment Letter); disclosure; Federal Reserve regulations; use of proceeds; and affected financial institutions.
Conditions Precedent to Borrowing:	The borrowing under the Bridge Facility will be subject solely to the satisfaction or waiver of the conditions precedent set forth in Exhibit C to the Commitment Letter.
Affirmative Covenants:	Subject to the Bridge Documentation Principles, consisting solely of the following covenants, which shall apply to the Company and its subsidiaries (including the Qorvo Business): delivery of financial statements and other information; notices of default and other material events; existence and conduct of business; payment of taxes; maintenance of properties and rights; insurance; books and records; inspection and audit rights; compliance with laws; and use of proceeds.
Negative Covenants:	Subject to the Bridge Documentation Principles, consisting solely of the following covenants, which shall apply to the Company and its subsidiaries (including the Qorvo Business): subsidiary indebtedness; liens; sale and leaseback transactions; mergers and other fundamental changes; and restrictive agreements.

Financial Covenant:	The Company will not permit the ratio of Consolidated Total Indebtedness (to be defined consistent with the Bridge Documentation Principles) as of the end of any fiscal quarter to Consolidated EBITDA (to be defined consistent with the Bridge Documentation Principles) for the period of four consecutive fiscal quarters then ended to exceed 3.50 to 1.00.
Events of Default:	Subject to the Bridge Documentation Principles, the Bridge Credit Agreement will include only the following events of default, which shall apply with respect to the Company and its subsidiaries (including the Qorvo Business): nonpayment of principal when due; nonpayment of interest or fees or other amounts within five business days of becoming due; violation of covenants (subject to a 30-day grace period for all affirmative covenants other than the affirmative covenants to provide notice of default, to maintain the Company’s existence or as to use of proceeds, which will have no cure period); material inaccuracy of any representation or warranty made or deemed made by the Company; cross-payment default and cross-event of default to material indebtedness; bankruptcy and insolvency events; material monetary judgments; certain ERISA events (subject to a “material adverse effect” standard); and Change of Control (to be defined consistent with the Bridge Documentation Principles).
During the period from and including the effectiveness of the Bridge Credit Agreement and until the earlier of the termination of the commitments under, or the funding of the loans under, the Bridge Facility on the Closing Date, and notwithstanding (a) any failure by the Company or any of its subsidiaries to comply with any of the affirmative covenants, negative covenants or financial covenant, (b) the occurrence of any event of default under the Bridge Credit Agreement (other than any event of default relating to (x) non-payment of amount due in respect of the Bridge Facility or (y) bankruptcy or insolvency events with respect to the Company) or (c) subject to the parenthetical provision in clause (b) above, any provision to the contrary in the Bridge Credit Agreement, neither the Administrative Agent nor any Lender shall be entitled to (i) rescind, terminate or cancel the Bridge Facility or any of its commitments thereunder, or exercise any right or remedy under the Bridge Facility, to the extent to do so would prevent, limit or delay the making of its loan under the Bridge Facility, (ii) refuse to participate in making its loan under the Bridge Facility or (iii) exercise any right of set-off or counterclaim in respect of its loan under the Bridge Facility to the extent to do so would prevent, limit or delay the making of its loan under the Bridge Facility; provided that, for the avoidance of doubt, (A) the borrowing under the Bridge Facility shall be subject to the satisfaction or waiver of (and solely of) the conditions set forth in Exhibit C to the Commitment Letter and (B) commitments in respect of the Bridge Facility shall reduce as provided under the “Voluntary Commitment Reductions/Prepayments” and the “Mandatory Commitment Reductions/Prepayments” sections above. For the avoidance of doubt, (x) the rights and remedies of the Lenders, the Arranger and the Administrative Agent with respect to any condition precedent set forth in Exhibit C to the Commitment Letter shall not be limited in the event that any such condition precedent is not satisfied or waived on the Closing Date, (y) immediately after the funding of loans under the Bridge Facility on the Closing Date, all of the rights, remedies and entitlements of the Administrative Agent and the funding Lenders under the Bridge Credit Agreement shall be available and may be exercised by them notwithstanding that such rights, remedies or entitlements were not available prior to such time as a result of this paragraph and (z) nothing in this paragraph shall affect the rights, remedies or entitlements (or the ability to exercise the same) of the Administrative Agent or the Lenders with respect to any event of default under the Bridge Credit Agreement relating to (i) non-payment of amounts due under the Bridge Facility or (ii) bankruptcy or insolvency events with respect to the Company.
Most Favored Nation:	The Bridge Credit Agreement will contain a “most favored nation” provision in respect of the Existing Credit Agreement (as it may be amended pursuant to the Existing Credit Agreement Amendment) (or any replacement or refinancing thereof) if the Existing Credit Agreement (or the definitive documentation for any replacement or refinancing thereof) contains a guarantee requirement, a collateral requirement, an affirmative covenant, a negative covenant, a financial covenant or an event of default that is not set forth in the Bridge Credit Agreement (or that is more restrictive on the Company and its subsidiaries or more favorable to the lenders thereunder than the corresponding provision, covenant or event of default set forth in the Bridge Credit Agreement), pursuant to which such guarantee requirement, collateral requirement, affirmative covenant, negative covenant, financial covenant or event of default shall be deemed to be incorporated by reference into the Bridge Credit Agreement.
Voting:	Subject to the Bridge Documentation Principles, amendments and waivers of the Bridge Credit Agreement will require the approval of Lenders holding a majority of the aggregate amount of the commitments or loans under the Bridge Facility (the “Bridge Required Lenders”); provided that (a) the consent of each Lender directly adversely affected thereby will be required with respect to customary matters affecting such Lender, including (i) reductions in the amount or extensions of the scheduled date for the payment (but not of any required prepayment) of principal of any loan, (ii) reductions in interest rates or fees or extensions of the scheduled dates for payment thereof and (iii) increases in the amounts or extensions of the scheduled expiration date of the Lenders’ commitments, (b) the consent of 100% of the Lenders will be required with respect to (i) modifications to the pro rata payments provisions of the Bridge Credit Agreement and (ii) modifications to any of the voting percentages, (c) any amendment or waiver that by its express terms adversely affects the rights of one Tranche in respect of mandatory commitment reductions or prepayments differently than those under the other Tranche will not be effective without the approval of Lenders holding a majority of the aggregate amount of the commitments or loans under the applicable Tranche and (d) any amendment or waiver that by its terms adversely affects the rights or duties of Lenders under one Tranche, but not the other Tranche, will only require the approval of holders of a majority of the aggregate amount of the commitments or loans under the applicable Tranche; provided further that no amendment or waiver shall amend, modify or otherwise affect the rights or duties of the Administrative Agent without the prior written consent of the Administrative Agent.

In connection with any waiver or amendment that requires the consent of all the Lenders or all affected Lenders and that has been approved by the Bridge Required Lenders (or the requisite majority in interest of Lenders under the applicable Tranche), the Company shall have the right to replace any non-consenting Lender.
Cost and Yield Protection:	Subject to the Bridge Documentation Principles, the Bridge Credit Agreement will contain customary provisions (a) protecting the Administrative Agent and the Lenders against increased costs or loss of yield resulting from changes in reserve, capital adequacy and capital or liquidity requirements (or their interpretation), illegality, unavailability and other requirements of law and from the imposition of or changes in certain taxes, subject to customary lender mitigation provisions, and (b) indemnifying the Lenders for customary “breakage costs” incurred in connection with, among other things, any prepayment of a Term SOFR loan on a day other than the last day of an interest period with respect thereto. For all purposes of the Bridge Credit Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines and directives promulgated thereunder and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, shall be deemed introduced or adopted after the date of the Bridge Credit Agreement. The Bridge Credit Agreement will provide that all payments are to be made free and clear of taxes (with customary exceptions).
Defaulting Lenders:	Subject to the Bridge Documentation Principles, the Bridge Credit Agreement will contain customary provisions with respect to Defaulting Lenders.
Assignments and Participations:	Subject to the Bridge Documentation Principles, the Lenders may assign all or, in an amount of not less than US$5,000,000, any part of, their respective commitments or loans under either Tranche to one or more eligible assignees (excluding any Disqualified Lender), subject to the prior written consent (each such consent not to be unreasonably withheld, delayed or conditioned) of (a) the Administrative Agent and (b) the Company, except that no consent of the Company shall be required (i) with respect to assignments made to any Specified Permitted Lender or (ii) after the Closing Date, with respect to any assignment made during the continuance of any payment or bankruptcy event of default; provided that, after the Closing Date, assignments made to a Lender or an affiliate or approved fund of a Lender will not be subject to the above consent requirements. The Company’s consent shall be deemed to have been given if the Company has not responded within 10 business days of a written request for an assignment. Upon such assignment, the assignee will become a Lender for all purposes under the Bridge Credit Agreement. A US$3,500 processing fee will be required in connection with any such assignment. The Lenders will also have the right to sell participations without restriction (other than to natural persons and the Company and its subsidiaries and affiliates), subject to limitations on voting rights consistent with the Bridge Documentation Principles, in their respective shares of either Tranche.

Expenses and Indemnification; Liability Limitations:	Subject to the Bridge Documentation Principles, the Bridge Credit Agreement will contain customary provisions relating to indemnity, reimbursement, exculpation, liability limitations and related matters.
EU/UK Bail-in Provisions:	Subject to the Bridge Documentation Principles, the Bridge Credit Agreement will contain a customary contractual recognition provision required under Article 55 of the Bank Recovery and Resolution Directive of the European Union and the analogous contractual recognition provision in respect of the U.K.
Governing Law and Forum:	The Bridge Credit Agreement will provide that the parties thereto will submit to the exclusive jurisdiction and venue of the federal and state courts of the State of New York, in each case, sitting in the Borough of Manhattan and will waive any right to trial by jury. New York law will govern the Bridge Credit Agreement; provided that (a) the interpretation of the definition of “Material Adverse Effect “ (as defined in Exhibit C to the Commitment Letter) and whether or not a Material Adverse Effect has occurred and is continuing, (b) the determination of the accuracy of any Merger Agreement Representations (as defined in Exhibit C to the Commitment Letter) and whether as a result of any inaccuracy of such representations and warranties the Company (or any of its affiliates) has the right to terminate its (or its affiliate’s) obligations under the Merger Agreement or the right to elect not to consummate the Merger and (c) the determination of whether the Merger has been consummated pursuant to, and in all material respects in accordance with, the terms of the Merger Agreement, in each case, will be governed by, and construed in accordance with, laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.
Counsel to the Administrative Agent and the Arranger:	Cravath, Swaine & Moore LLP.

SCHEDULE I TO EXHIBIT B
Interest Rates:
Interest will accrue at, at the option of the Company, a rate per annum equal to (a) Adjusted Term SOFR plus the Applicable Margin or (b) the ABR plus the Applicable Margin, in each case as shown on the Pricing Grid set forth below.
The Company may elect interest periods of 1, 3 or 6 months for Term SOFR borrowings.
Calculation of interest shall be on the basis of the actual days elapsed in a year of 360 days (or 365 or 366 days, as the case may be, in the case of ABR loans when determined on the basis of the Prime Rate). Interest on Term SOFR Loans shall payable at the end of each interest period (and, in the case of an interest period longer than three months, every three months) and upon any prepayment or repayment on the amount prepaid or repaid. Interest on ABR loans shall be payable quarterly and upon any prepayment or repayment on the amount prepaid or repaid.
Interest on overdue amounts will accrue, in the case of principal, at the rates otherwise applicable plus 2% per annum or, in the case of amounts other than principal, interest accruing on ABR loans plus 2% per annum.
“ABR” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day; (b) the NYFRB Rate in effect on such day plus 1∕2 of 1% per annum; and (c) the Adjusted Term SOFR for one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%. For purposes of clause (c) above, the Adjusted Term SOFR on any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology); provided that if such rate shall be less than zero, such rate shall be deemed to be zero. Any change in the ABR due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR, as the case may be. Notwithstanding the foregoing, if ABR as determined would be less than 1.00% per annum, such rate shall be deemed to be 1.00%.

“Adjusted Term SOFR” means Term SOFR plus 0.10% (it being agreed that if, prior to the Closing Date, the Existing Credit Agreement is amended to remove the Term SOFR credit spread adjustment set forth therein, the same shall apply to the Bridge Facility); provided that if the Adjusted Term SOFR as so determined would be less than zero, such rate shall be deemed to be equal to zero.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB Website from time to time, and published on the next succeeding business day by the NYFRB as the federal funds effective rate, provided that if such rate shall be less than zero, such rate shall be deemed to be zero.
“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a business day, for the immediately preceding business day); provided that if none of such rates are published for any day that is a business day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero.
“NYFRB Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB Website from time to time, and published on the next succeeding business day by the NYFRB as an overnight bank funding rate.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“Term SOFR” means, for any tenor comparable to the applicable interest period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable interest period, as such rate is published by the CME Term SOFR Administrator.
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any loan and for any tenor comparable to the applicable interest period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m., New York City time, on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
Duration Fees:	The Company will pay a fee (the “Duration Fee”) to each Lender on each date set forth in the grid below in an amount equal to the percentage, determined in accordance with the grid below, of the principal amount of the loans under the Bridge Facility of such Lender outstanding at the close of business, New York City time, on such date:
Duration Fees
90 days after the Closing Date	180 days after the Closing Date	270 days after the Closing Date
0.50%	0.75%	1.00%
Ticking Fees:	The Company will pay ticking fees as set forth in the Arranger Fee Letter at the rate equal to 0.125% per annum.
Project Comet
364-Day Senior Unsecured Bridge Facility
Pricing Grid
Pricing Category	Ratings (Moody’s/S&P/Fitch)	Applicable Margin Term SOFR Loans (percent per annum)	Applicable Margin ABR Loans (percent per annum)
Category 1	Equal to or higher than Baa1 / BBB+ / BBB+	1.125%	0.125%
Category 2	Baa2 / BBB / BBB	1.250%	0.250%
Category 3	Baa3 / BBB- / BBB-	1.375%	0.375%
Category 4	Ba1 / BB+ / BB+	1.625%	0.625%
Category 5	Equal to or lower than Ba2 / BB / BB	2.000%	1.000%
The Applicable Margin will increase, in each Pricing Category, by 0.25% per annum on each of the 90th, 180th and 270th day after the Closing Date.
As used herein, “Rating” means, with respect to S&P, Moody’s or Fitch, a public rating by such rating agency of the Company’s senior unsecured non-credit enhanced long-term indebtedness for borrowed money, giving pro forma effect to the Transactions.
For purposes of the foregoing, (a) if any of S&P, Moody’s or Fitch shall not have in effect a Rating (other than by reason of the circumstances referred to in the last sentence of this paragraph), (i) if only one rating agency shall not have in effect a Rating, the applicable Pricing Category shall be determined by reference to the remaining two effective Ratings, (ii) if two rating agencies shall not have in effect a Rating, one of such rating agencies shall be deemed to have in effect a Rating in Pricing Category 5 and the applicable Pricing Category shall be determined by reference to such deemed Rating and the remaining effective Rating and (iii) if no rating agency shall have in effect a Rating, then Pricing Category 5 shall apply, (b) if the Ratings in effect or deemed to be in effect shall fall within different Pricing Categories, then (i) if three Ratings are in effect, then either (x) if two of the three Ratings are in the same Pricing Category, such Pricing Category shall apply or (y) if all three of the Ratings are in different Pricing Categories, then the Pricing Category corresponding to the middle Rating shall apply and (ii) if only two Ratings are in effect or deemed to be in effect, the applicable Pricing Category shall be the Pricing Category in which the higher of the Ratings shall fall unless the Ratings differ by two or more Pricing Categories, in which case the applicable Pricing Category shall be the Pricing Category one level below that corresponding to the higher Rating and (c) if any Rating shall be changed (other than as a result of a change in the rating system of the applicable rating agency), such change shall be effective as of the date on which it is first publicly announced by the applicable rating agency making such change, irrespective of when notice of such change shall have been furnished by the Company to the Administrative Agent and the Lenders. Each change in the Pricing Category for any Rating shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any of Moody’s, S&P or Fitch shall change, or if such rating agency shall cease to be in the business of rating corporate debt obligations and corporate credit, the Company and the Bridge Required Lenders shall negotiate in good faith to amend the Pricing Grid to reflect such changed rating system or the unavailability of Ratings from such rating agency and, pending the effectiveness of any such amendment, the Rating used to determine the Applicable Margin shall be deemed to be that most recently in effect from such rating agency prior to such change or cessation.

EXHIBIT C
Project Comet
364-Day Senior Unsecured Bridge Facility
Summary of Conditions Precedent
Capitalized terms used but not defined herein have the meanings given to them in the Commitment Letter to which this Exhibit C is attached or, if applicable, the other Exhibits to the Commitment Letter to which this Exhibit C is attached.
The borrowing under the Bridge Facility on the Closing Date shall only be subject to the following conditions precedent:
1.   The Merger shall have been (or, substantially concurrently with the funding under the Bridge Facility, shall be) consummated pursuant to, and in all material respects in accordance with, the terms of the Merger Agreement. The Merger Agreement shall not have been amended, supplemented or modified in any respect, or any provision or condition therein waived, or any consent granted thereunder (directly or indirectly, including any consent deemed granted as a result of a failure to object), by the Company or any of its subsidiaries, if such amendment, supplementation, modification, waiver or consent would be material and adverse to the interests of the Lenders or the Arranger (in either case, in their capacities as such) without the Arranger’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned), it being understood and agreed that (a) for the avoidance of doubt, any fluctuation in per share value of the equity consideration component of the consideration under the Merger Agreement will be deemed not to be an amendment, supplement, modification or waiver under the Merger Agreement, (b) any reduction, when taken together with all prior reductions, of less than 10% in the original consideration for the Merger will be deemed not to be (and any such reduction of 10% or more will be deemed to be) material and adverse to the interests of the Lenders or the Arranger, provided that, in the case of such reduction of less than 10%, the aggregate amount of the commitments under the Bridge Facility shall have been reduced by an amount equal to the actual percentage that the amount of the Bridge Facility bears to the amount of total consideration (cash or noncash) to be paid by the Company or any of its subsidiaries to the equity holders of Qorvo to consummate the Merger (with such reduction to be allocated first, to the Merger Tranche and second, to the Qorvo Notes Tranche, or in such other manner as may be agreed by the Company and the Arranger), (c) any increase, when taken together with all prior increases, of less than 10% in the original cash consideration for the Merger will be deemed not to be material and adverse to interests of the Lenders and the Arranger, (d) any increase, when taken together with all prior increases, of 10% or more in the original cash consideration for the Merger will be deemed to be material and adverse to the Lenders of the Lenders or the Arranger, unless in the case of this clause (d), such increase is not funded with additional indebtedness of the Company or its subsidiaries or with preferred equity of the Company or its subsidiaries accounted for as indebtedness and (e) any adjustment to the consideration for the Merger effected pursuant to Section 3.4 of the Merger Agreement as in effect on the date of the Commitment Letter will be deemed not to be material and adverse to the interests of the Lenders or the Arranger.
2.   Prior to or substantially concurrently with the funding under the Bridge Facility on the Closing Date, the Qorvo Credit Agreement Refinancing and, if a Change of Control Triggering Event has occurred under any Qorvo Indenture, the Qorvo Notes Refinancing shall be consummated.
3.   The Arranger shall have received (a) audited consolidated balance sheets and related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows of the Company, prepared in accordance with U.S. GAAP, for the three most recent fiscal years that shall have ended at least 60 days prior to the Closing Date, (b) unaudited consolidated balance sheets and related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows of the Company, prepared in accordance with U.S. GAAP, for each fiscal quarter (other than the fourth fiscal quarter) ended after the date of the most recent balance sheet delivered pursuant to clause (a) above and at least 40 days prior to the Closing Date (and corresponding periods of the prior year), (c) audited consolidated balance sheets and related consolidated statements of income or operations, comprehensive income (or loss), stockholders’ equity and cash flows of Qorvo, prepared in accordance with U.S. GAAP, for the three most recent fiscal years that shall have ended at least 60 days prior to the Closing Date, (d) unaudited condensed consolidated balance sheets and related condensed consolidated statements of income or operations, comprehensive income (or loss), stockholders’ equity and cash flows of Qorvo, prepared in accordance with U.S. GAAP, for each fiscal quarter (other than the fourth fiscal quarter) ended after the date of the most recent balance sheet delivered pursuant to clause (c) above and at least 40 days prior to the Closing Date (and corresponding periods of the prior year to the extent required pursuant to Regulation S-X in connection with a registered offering), (e) unaudited pro forma statements of income of the Company giving effect to the Merger for each of (x) the most recent fiscal year of the Company for which audited consolidated financial statements of the Company are provided pursuant to clause (a) above and (y) the interim period, if any, since the date of such audited financial statements through the most recent quarterly unaudited consolidated financial statements of the Company provided pursuant to clause (b) above and (f) an unaudited pro forma consolidated balance sheet of the Company giving effect to the Merger as of the date of the most recent balance sheet provided pursuant to clause (a) or (b) above. The financial statements delivered in respect of each of clauses (a) through (f) shall be prepared in a form consistent with the requirements of Regulation S-X. The Arranger hereby acknowledges that the Company’s and Qorvo’s public filing with the SEC of any financial statements referred to in this Section 3 will satisfy the applicable requirements of this paragraph, provided that a subsequent Form 8-K, Item 4.02 has not been filed with respect to the financial statements included therein.
4.   The Administrative Agent shall have received (a) customary legal opinions, a customary officer’s certificate (as to the satisfaction of the closing conditions set forth in Sections 1, 5 and 6 of this Exhibit C and as to the aggregate amount of any reductions in the commitments under the Bridge Facility occurring as set forth under the “Mandatory Commitment Reductions/Prepayments” section in Exhibit B to the Commitment Letter, together with a reasonably detailed calculation thereof), customary secretary’s certificate, good standing (or equivalent) certificate, corporate documents and reasonable evidence of authority (including incumbency and resolutions) with respect to the Company (collectively, the “Closing Deliverables”), (b) a customary notice of borrowing (which shall not contain any representations or warranties) and (c) a certificate in the form of Annex I to this Exhibit C from the Company executed by its chief financial officer, certifying that the Company and its subsidiaries, on a consolidated basis after giving effect to the Transactions, are solvent.
5.   At the time of and upon giving effect to the borrowing and application of the loans under the Bridge Facility on the Closing Date, (a) the Merger Agreement Representations (as defined below) shall be true and correct to the extent required by the definition thereof, (b) the Specified Representations (as defined below) shall be true and correct in all material respects (without duplication of any materiality qualifier set forth therein) and (c) there shall not exist any event of default under the Bridge Credit Agreement relating to (i) non-payment of amounts due under the Bridge Facility or (ii) bankruptcy or insolvency events with respect to the Company.
6.   Since the date of the Merger Agreement, there shall not have occurred and be continuing any Material Adverse Effect (as defined in the Merger Agreement as in effect on the date of the Commitment Letter) with respect to Qorvo (as defined in the Merger Agreement as in effect on the date of the Commitment Letter).
7.   The Company shall have executed and delivered to the Administrative Agent the Bridge Credit Agreement that is substantially consistent with the terms set forth in the Commitment Letter.
8.   The Company shall have paid all fees and expenses payable by it under the Commitment Letter, the Fee Letters or the Bridge Credit Agreement on or prior to the Closing Date (in the case of expenses, to the extent invoiced at least two business days prior to the Closing Date).
9.   The Administrative Agent shall have received, at least three business days prior to the Closing Date, all documentation and other information requested by the Administrative Agent or any Lender in writing to the Company at least 10 business days prior to the Closing Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the Beneficial Ownership Regulation.

10.   The Company shall have engaged, not later than the date of the Company’s acceptance of the Commitment Letter, one or more investment and/or commercial banks reasonably satisfactory to the Arranger and the Company to underwrite, privately place or arrange the Senior Notes and other permanent financing in respect of the Transactions (it being acknowledged by the Arranger that the condition set forth in this Section 10 has been satisfied as of the date of the Commitment Letter).
Notwithstanding anything in the Commitment Letter, the Fee Letters, the Bridge Credit Agreement or any other agreement or undertaking relating to the Bridge Facility to the contrary, (a) the only representations and warranties the accuracy of which shall be a condition to the funding of the Bridge Facility on the Closing Date shall be (i) such of the representations and warranties made by Qorvo in the Merger Agreement as are material to the interests of the Lenders (in their capacities as such), but only to the extent that the Company (or any of its affiliates) has the right to terminate its (or its affiliate’s) obligations under the Merger Agreement or the right to elect not to consummate the Merger as a result of any inaccuracy of such representations and warranties in the Merger Agreement (the “Merger Agreement Representations”) and (ii) the Specified Representations and (b) the Bridge Credit Agreement and the Closing Deliverables, to the extent not expressly set forth in the Exhibits to the Commitment Letter, shall be in a form such that they do not impair the funding of the Bridge Facility on the Closing Date if the conditions expressly set forth in this Exhibit C are satisfied (it being understood that nothing in the preceding clause (a) will be construed to limit the applicability of the individual conditions set forth herein).
For purposes hereof, “Specified Representations” means the representations and warranties of the Company set forth in the Bridge Credit Agreement relating to due organization and existence of the Company; requisite power and authority of the Company to enter into the Bridge Credit Agreement; due authorization, execution and delivery by the Company of the Bridge Credit Agreement and enforceability of the Bridge Credit Agreement against the Company; no conflicts of the Bridge Credit Agreement and the transactions thereunder with (x) the Company’s organizational documents, (y) the Existing Credit Agreement or (z) any agreement or instrument governing or evidencing indebtedness of the Company or any of its subsidiaries in a principal amount greater than US$200,000,000 (determined without any “material adverse effect” qualifications); Investment Company Act; Federal Reserve margin regulations; solvency as of the Closing Date of the Company and its subsidiaries on a consolidated basis after giving effect to the Transactions (solvency to be defined in a manner consistent with Annex I to this Exhibit C); and the use of proceeds not violating any applicable anti-terrorism laws, anti-corruption laws, anti-money laundering laws or sanctions.

ANNEX I TO EXHIBIT C
SOLVENCY CERTIFICATE
This Certificate (this “Certificate”) is being delivered pursuant to Section [  ] of the Credit Agreement dated as of [  ] (the “Credit Agreement”), among Skyworks Solutions, Inc., a Delaware corporation (the “Company”), the lenders from time to time party thereto and Goldman Sachs Bank USA, as administrative agent. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.
The undersigned hereby certifies that [he][she] is the Chief Financial Officer of the Company and that [he][she] is knowledgeable of the financial and accounting matters of the Company and its Subsidiaries and that, as such, [he][she] is authorized to execute and deliver this Certificate on behalf of the Company (and not in an individual capacity).
The undersigned hereby further certifies, solely in [his][her] capacity as Chief Financial Officer of the Company and not in an individual capacity and without personal liability, that, on the date hereof, immediately after giving effect to the Transactions to occur on the Closing Date, including the making of the Loans to be made on the Closing Date and the application of the proceeds thereof:
1.   The fair value of the assets of the Company and its Subsidiaries, on a consolidated basis, will exceed their debts and liabilities, on a consolidated basis, subordinated, contingent or otherwise.
2.   The present fair saleable value of the property of the Company and its Subsidiaries, on a consolidated basis, will be greater than the amount that will be required to pay the probable liabilities on their debts and other liabilities, on a consolidated basis, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured.
3.   The Company and its Subsidiaries, on a consolidated basis, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured.
4.   The Company and its Subsidiaries, on a consolidated basis, are not engaged in and are not about to engage in business for which they will have unreasonably small capital.
In computing the amount of the contingent liabilities of the Company and its Subsidiaries as of the date hereof, such liabilities have been computed at the amount that, in light of all the known facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate solely in his/her capacity as Chief Financial Officer of the Company (and not in an individual capacity) this [  ] day of [  ].
SKYWORKS SOLUTIONS, INC.,
by

Name:
Title:   Chief Financial Officer

ANNEX D
October 27, 2025
Board of Directors
Skyworks Solutions, Inc.
5260 California Avenue
Irvine, California 92617
Members of the Board:
We understand that Skyworks Solutions, Inc., a Delaware corporation (“Parent”), Qorvo, Inc., a Delaware corporation (the “Company”), Comet Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub I”), and Comet Acquisition II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent (“Merger Sub II”), plan to enter into an Agreement and Plan of Merger dated as of October 27, 2025 (the “Merger Agreement”), pursuant to which, among other things, (i) Merger Sub I will merge with and into the Company, with the Company as the surviving corporation (“the Surviving Corporation”) and the Surviving Corporation becoming a wholly owned subsidiary of Parent (the “First Merger”), and (ii) immediately following the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving entity in the Second Merger and a wholly owned subsidiary of Parent (the “Second Merger” and, together with the First Merger, the “Mergers”). Pursuant to the First Merger, each share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) issued and outstanding as of immediately prior to the effective time of the First Merger (the “Effective Time”), other than any shares of Company Common Stock that are (x) held by the Company (or held in the Company’s treasury) or held, directly or indirectly, by Parent, Merger Sub I, Merger Sub II or any other wholly owned subsidiary of Parent immediately prior to the Effective Time, and (y) Dissenting Shares (as such term is defined in the Merger Agreement), will be converted into the right to receive (A) 0.960 (the “Exchange Ratio”) shares of common stock, par value $0.25 per share, of Parent (“Parent Common Stock”) (the “Per Share Stock Consideration”) and (B) $32.50 in cash, without interest (the “Per Share Cash Consideration” and, together with the Per Share Stock Consideration, the “Merger Consideration”). The terms and conditions of the Mergers are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Merger Consideration to be paid by Parent pursuant to, and in accordance with, the terms of the Merger Agreement is fair, from a financial point of view, to Parent.
For purposes of the opinion set forth herein, we have reviewed a draft of the Merger Agreement dated October 27, 2025 (the “Draft Merger Agreement”), certain related documents and certain publicly available financial statements of the Company and Parent and other business and financial information of the Company and Parent. We have also reviewed (i) certain forward-looking information relating to the Company prepared by the management of the Company, including financial projections and operating data of the Company, (ii) certain forward-looking information relating to the Company prepared by the management of Parent, including financial projections and operating data of the Company, (iii) certain forward-looking information relating to Parent prepared by the management of Parent, including financial projections and operating data of Parent (the “Parent Projections”), and (iv) certain forward-looking information relating to the new combined company prepared by the management of Parent, including information relating to certain strategic, financial and operational impacts anticipated from the Mergers prepared by the management of Parent (the “Pro Forma Newco Projections”). Additionally, we discussed the past and current operations and financial condition and the prospects of the Company and Parent, including information relating to certain strategic, financial and operational impacts anticipated from the Mergers, with senior management of the Company and Parent, respectively. We also reviewed the historical market prices and trading activity for Company Common Stock and Parent Common Stock, and compared the financial performance of the Company and Parent and the prices and trading activity of Company Common Stock and Parent Common Stock with that of certain other selected publicly-traded companies and their securities. In addition, we reviewed the financial terms, to the extent publicly available, of selected acquisition transactions, participated in certain discussions and negotiations among representatives of the Company, Parent and their respective financial and legal advisors, and performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.
In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, us by Parent. With respect to the Parent Projections, we have been advised by the management of Parent, and have assumed, based on discussions with the management and the Board of Directors of Parent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Parent of the future financial performance of Parent and other matters covered thereby. With respect to the Pro Forma Newco Projections, we have been advised by the management of Parent, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Parent relating to the strategic, financial and operational impacts anticipated from the Mergers. We express no view as to the Parent Projections or the Pro Forma Newco Projections or the assumptions on which each of the foregoing were based. We have assumed that the terms of the Draft Merger Agreement will not differ materially from the final executed Merger Agreement, and that the Mergers will be consummated in accordance with the terms set forth in the Merger Agreement, without any modification, waiver or delay and with no adjustment to the Merger Consideration. In addition, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Mergers, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the Company, Parent or the contemplated benefits expected to be derived in the proposed Mergers. We have relied upon, without independent verification, the assessment of Parent and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. We have not made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Parent or either of their respective affiliates, nor have we been furnished with any such evaluation or appraisal. In addition, we have relied, without independent verification, upon the assessment of the management of Parent as to (i) the strategic, financial and other impacts expected to result from the Mergers; (ii) the existing and future technologies, intellectual property, products, services and business models of the Company and Parent and the validity of, and risks associated with, such technologies, intellectual property, products, services and business models, (iii) Parent’s ability to integrate the businesses of the Company and Parent, including the timing and risks associated therewith, and (iv) Parent’s ability to retain key employees of Company and Parent, respectively.
We have acted as financial advisor to Parent in connection with the Mergers and will receive a fee for our services, a portion of which will become payable upon delivery of this opinion. We will receive an additional, larger fee if the Mergers are consummated. In addition, Parent has agreed to reimburse our expenses and indemnify us for certain liabilities arising out of our engagement. During the two-year period prior to the date hereof, no material relationship existed between Qatalyst Partners or any of its affiliates, on the one hand, and the Company or Parent, on the other hand, pursuant to which compensation was received by Qatalyst Partners or its affiliates; however, Qatalyst Partners and/or its affiliates may in the future provide investment banking and other financial services to the Company or Parent and/or their respective affiliates for which we would expect to receive compensation.
Qatalyst Partners provides investment banking and other services to a wide range of entities and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst Partners may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of the Company, Parent or certain of their respective affiliates.
This opinion has been approved by our opinion committee in accordance with our customary practice. This opinion is for the information of the Board of Directors of Parent and may not be used for any other purpose without our prior written consent. This opinion does not constitute a recommendation as to how stockholders of Parent should vote with respect to the Mergers or any other matter and does not in any manner address what the value of Parent Common Stock actually will be when issued pursuant to the Mergers or the price at which Parent Common Stock or Company Common Stock will trade or otherwise be transferable at any time.
Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. Our opinion does not address the underlying business decision of Parent to engage in the Mergers, or the relative merits of the Mergers as compared to any strategic alternatives that may be available to Parent. Our opinion is limited to the fairness to Parent, from a financial point of view, of the Merger Consideration to be paid by Parent pursuant to, and in accordance with, the terms of the Merger Agreement, and we express no opinion with respect to the fairness of the amount or nature of the compensation to any of the officers, directors or employees of the Company or Parent or any of their respective affiliates, or any class of such persons, relative to such Merger Consideration.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be paid by Parent pursuant to, and in accordance with, the terms of the Merger Agreement is fair, from a financial point of view, to Parent.
Yours faithfully,
Qatalyst Partners LP

ANNEX E
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
October 27, 2025
Board of Directors
Skyworks Solutions, Inc.
5260 California Ave
Irvine, CA 92617
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to Skyworks Solutions, Inc. (the “Company”) of the Consideration (as defined below) to be paid by the Company for each share of Common Stock, par value $0.0001 per share (the “Qorvo Common Stock”), of Qorvo, Inc. (“Qorvo”), pursuant to the Agreement and Plan of Merger, dated as of October 27, 2025 (the “Agreement”), by and among the Company, Comet Acquisition Corp. (“Merger Sub I”), Comet Acquisition II, LLC (“Merger Sub II”) and Qorvo. Pursuant to the Agreement, (A) Merger Sub I will be merged with and into Qorvo, with Qorvo surviving such merger (the “Surviving Corporation”), and each outstanding share of Qorvo Common Stock, subject to certain exceptions described in the Agreement, will be converted into the right to receive $32.50 in cash (the “Cash Consideration”) and 0.960 shares of common stock, par value $0.25 per share (the “Company Common Stock”), of the Company (the “Stock Consideration”; taken in the aggregate with the Cash Consideration, the “Consideration”), and (B) immediately following the Effective Time (as defined in the Agreement), the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II surviving such merger.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Qorvo and any of their respective affiliates and third parties or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). Goldman Sachs Investment Banking has an existing lending relationship with the Company. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our financial advisory services in connection with the Transaction, a portion of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. At your request, an affiliate of Goldman Sachs & Co. LLC has entered into financing commitments to provide the Company with revolving credit facilities and a bridge loan facility in connection with the consummation of the Transaction, subject to the terms of such commitments, and pursuant to which such affiliate expects to receive compensation. Goldman Sachs & Co. LLC and/or its affiliates may also in the future provide financial advisory and/or underwriting services to the Company, Qorvo and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company and Qorvo for the five fiscal years ended September 27, 2024, and March 29, 2025, respectively; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Qorvo; certain other communications from the Company and Qorvo to their respective stockholders; certain publicly available research analyst reports for the Company and Qorvo; certain internal financial analyses and forecasts for Qorvo prepared by its management; and certain internal financial analyses and forecasts for the Company standalone and pro forma for the Transaction and certain financial analyses and forecasts for Qorvo, in each case, as prepared by the management of the Company and approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of Qorvo and with the members of senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company and the strategic rationale for, and the potential benefits of, the Transaction; reviewed the reported price and trading activity for the shares of Company Common Stock and the shares of Qorvo Common Stock; compared certain financial and stock market information for the Company and Qorvo with similar financial and stock market information for certain other companies the securities of which are publicly traded; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or Qorvo or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or Qorvo or on the expected benefits of the Transaction in any way meaningful to our analysis. We also have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the Company, as of the date hereof, of the Consideration to be paid by the Company for each share of Qorvo Common Stock pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including any allocation of the Consideration, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company or Qorvo, or any class of such persons in connection with the Transaction, whether relative to the Consideration to be paid by the Company for each share of Qorvo Common Stock pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which shares of Company Common Stock or Qorvo Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Qorvo or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Qorvo or the ability of the Company or Qorvo to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Company Common Stock should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid by the Company for each share of Qorvo Common Stock pursuant to the Agreement is fair from a financial point of view to the Company.
Very truly yours,
(GOLDMAN SACHS & CO. LLC)

ANNEX F
Centerview Partners LLC
31 West 52nd Street
New York, NY 10019
October 27, 2025
The Board of Directors
Qorvo, Inc.
7628 Thorndike Road
Greensboro, NC 27409
The Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock, par value $0.0001 per share (the “Company Shares”) (other than Excluded Shares, as defined below), of Qorvo, Inc., a Delaware corporation (the “Company”), of the Consideration (as defined below) proposed to be paid to such holders pursuant to the Agreement and Plan of Merger (the “Agreement”) proposed to be entered into by and among Skyworks Solutions, Inc., a Delaware corporation (“Sapphire”), Comet Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Sapphire (“Merger Sub I”), and Comet Acquisition II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Sapphire (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), and the Company. The Agreement provides that (i) Merger Sub I will be merged with and into the Company (the “First Merger”), with the Company as the surviving corporation in the First Merger and becoming a wholly owned subsidiary of Sapphire and (ii) immediately following the First Merger, the Company will be merged with and into Merger Sub II (the “Second Merger” and, collectively with the First Merger, the “Mergers” and the Mergers, together with the transactions contemplated by the Agreement, the “Transaction”), with Merger Sub II continuing as the surviving entity in the Second Merger and a wholly owned subsidiary of Sapphire. As a result of the Transaction, each issued and outstanding Company Share immediately prior to the effective time of the First Merger (other than any (i) Company Shares held, directly or indirectly, by any wholly owned subsidiary of the Company, (ii) Company Shares held by the Company (or held in the Company’s treasury) or held, directly or indirectly, by Sapphire, Merger Sub I, Merger Sub II or any other wholly owned subsidiary of Sapphire and (iii) Dissenting Shares (as defined in the Agreement) (the shares referred to in clauses (i), (ii) and (iii), together with any Company Shares held by any affiliate of the Company or Sapphire, “Excluded Shares”)) will be converted into the right to receive (a) 0.960 shares of common stock, par value $0.25 per share (the “Sapphire Shares”) of Sapphire (the “Stock Consideration”)and (b) $32.50 in cash, without interest (the “Cash Consideration”, and taken together (and not separately) with the Stock Consideration, the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, we have been engaged to provide financial advisory services to the Company, and we have received compensation from the Company for financial advisory services during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Sapphire or the Merger Subs, and we have not received any compensation from Sapphire or the Merger Subs during such period. We may provide financial advisory or other services to or with respect to the Company or Sapphire or their respective affiliates in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Sapphire, or any of their respective affiliates, or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated October 27, 2025 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the fiscal years ended March 29, 2025, March 30, 2024, and April 1, 2023, and Annual Reports on Form 10-K of Sapphire for the fiscal years ended September 27, 2024, September 29, 2023, and September 30, 2022; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Sapphire; (iv) certain publicly available research analyst reports for the Company and Sapphire; (v) certain other communications from the Company and Sapphire to their respective stockholders; (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis and this opinion (the “Company Forecasts”) (collectively, the “Company Internal Data”); (vii) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Sapphire (the “Sapphire Internal Data”); (viii) certain financial forecasts, analyses and projections relating to Sapphire prepared by management of Sapphire with adjustments made by management of the Company and furnished to us by the Company for purposes of our analysis and this opinion (the “Sapphire Forecasts”); and (ix) and certain cost savings and operating synergies projected by the management of the Company to result from the Transaction furnished to us by the Company for purposes of our analysis and this opinion (the “Synergies”). We have participated in discussions with members of the senior management and representatives of the Company and Sapphire regarding their assessment of the Company Internal Data, the Sapphire Internal Data, the Sapphire Forecasts and the Synergies, as appropriate, and the strategic rationale for the Transaction. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and Sapphire and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Sapphire Internal Data have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Sapphire as to the matters covered thereby, and that the Company Internal Data (including, without limitation, the Company Forecasts), the Sapphire Forecasts and the Synergies have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Sapphire and/or of the Company, as applicable, as to the matters covered thereby, and we have relied, at your direction, on the Sapphire Internal Data, the Sapphire Forecasts, the Company Internal Data (including, without limitation, the Company Forecasts), and the Synergies for purposes of our analysis and this opinion. We express no view or opinion as to the Company Internal Data (including, without limitation, the Company Forecasts), the Sapphire Internal Data, the Sapphire Forecasts, the Synergies or the assumptions on which each is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company or Sapphire, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company or Sapphire. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change, including any divestiture requirements or amendments or modifications, will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company or Sapphire, or the ability of the Company or Sapphire to pay their respective obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of Company Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of Company Shares (other than Excluded Shares) pursuant to the Agreement or otherwise. Our opinion, as expressed herein, relates in part to the relative values of the Company and Sapphire. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. We express no view or opinion as to what the value of Sapphire Shares actually will be when issued pursuant to the Transaction or the prices at which Company Shares or Sapphire Shares will trade or otherwise be transferable at any time, including following the announcement or consummation of the Transaction. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Company Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,
/s/ Centerview Partners LLC

CENTERVIEW PARTNERS LLC

ANNEX G
Section 262 of the General Corporation Law of the State of Delaware
Delaware General Corporation Law
§ 262.   Appraisal rights.
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

QORVO, INC. C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 10, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/QRVO2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 10, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81902-S29601 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. QORVO, INC. The Qorvo Board of Directors recommends you vote FOR the following proposals (as listed in the proxy statement): For Against Abstain 1. The Merger Agreement Proposal -- A proposal to adopt the Agreement and Plan of Merger, dated as of October 27, 2025, by and among Qorvo, Inc. (“Qorvo”), Skyworks Solutions, Inc., Comet Acquisition Corp. and Comet Acquisition II, LLC, as it may be amended, restated, supplemented or otherwise modified from time to time (the "Merger Agreement") and the transactions contemplated thereby. 2. The Merger-Related Compensation Proposal -- A proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of Qorvo in connection with the transactions contemplated by the Merger Agreement. 3. The Qorvo Adjournment Proposal -- A proposal to adjourn the Qorvo special meeting of stockholders (the "Qorvo Special Meeting") from time to time, if determined by the Qorvo Board of Directors or any committee thereof to be necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes at the time of the Qorvo Special Meeting to approve the Merger Agreement Proposal or if quorum is not present at the Qorvo Special Meeting or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to Qorvo stockholders. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V81903-S29601 QORVO, INC. Special Meeting of Stockholders February 11, 2026, 11:30 AM, Pacific Time THIS PROXY IS SOLICITED ON BEHALF OF THE QORVO BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Robert A. Bruggeworth and Jason K. Givens, and each of them individually, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Qorvo, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:30 AM, Pacific Time, on February 11, 2026, virtually via the internet at www.virtualshareholdermeeting.com/QRVO2026SM, and any adjournment or postponement thereof. The stockholder(s) hereby acknowledge(s) receipt of the notice of the Special Meeting of Stockholders and hereby revoke(s) all prior proxies heretofore granted. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Qorvo Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy or their substitutes will vote in their discretion on such matters. Continued, and must be signed and dated on the other side